UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Caroline Kraus, Esq. Goldman Sachs & Co. LLC 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: December 31, 2018

Item 1.	Schedule of Investments.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – 31.4%
Bank Loans(a) – 20.3%
Aerospace(b) – 0.9%
TransDigm, Inc. (B+/Ba2)(1M LIBOR + 2.500%)
$1,432,775	5.022%	06/09/23	$ 1,348,599

Automotive(b) – 1.9%
Navistar International Corp. (B+/Ba3)(1M LIBOR + 3.500%)
2,931,496	6.020	11/06/24	2,821,564

Building Materials(b) – 0.6%
NCI Building Systems, Inc. (B+/B2)(3M LIBOR + 3.750%)
906,911	6.547	04/12/25	825,289

Chemicals(b)(c) – 1.0%
Consolidated Energy Finance SA (BB/Ba2)(1M LIBOR + 2.500%)
1,519,762	5.014	05/07/25	1,470,370

Construction Machinery(b) – 0.6%
Accudyne Industries LLC (B/B3)(1M LIBOR + 3.000%)
889,441	5.522	08/18/24	841,856

Consumer Cyclical Services – 1.0%
First Data Corp. (BB/Ba2)(d)
382,302	0.000	07/08/22	366,532
(1M LIBOR + 2.750%)
1,044,309	4.504	04/26/24	995,226
Verifone Systems, Inc. (B/B1)(b) (3M LIBOR + 4.000%)
149,000	6.645	08/20/25	143,626

			1,505,384

Diversified Financial services(b) – 0.6%
Lions Gate Capital Holdings LLC (BB-/Ba2)(1M LIBOR + 2.250%)
923,981	4.772	03/24/25	887,604

Diversified Manufacturing(b) – 0.7%
AI Aqua Merger Sub, Inc. (B/B2) (1M LIBOR + 3.250%)
1,000,000	5.772	12/13/23	952,500
(1M LIBOR + 3.250%)
135,962	5.772	12/13/23	129,674

			1,082,174

Electric(b) – 0.4%
Frontera Generation Holdings LLC (BB/NR) (1M LIBOR + 4.250%)
584,105	6.629	05/02/25	559,281

Energy-Oil & Gas Services & Equipment(b)(c) – 0.6%
Apergy Corp. (BB/Ba1)(1M LIBOR + 2.500%)
1,022,766	5.063	05/09/25	958,843

Food & Beverage(b) – 0.9%
Dole Food Co., Inc. (B/B1)(1M LIBOR + 2.750%)
1,375,576	5.264	04/06/24	1,332,589

Health Care – Services – 3.4%i
Community Health Systems, Inc. (B-/Caa1)(b)(3M LIBOR + 3.250%)
429,368	5.957	01/27/21	411,888
Envision Healthcare Corp. (B+/B1)(b)(1M LIBOR + 3.750%)
1,250,000	6.272	10/10/25	1,162,050

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Health Care – Services – (continued)
Greenway Health LLC (B/B3)(b)(3M LIBOR + 3.750%)
$888,528	6.560%	02/14/24	$ 861,872
HCA, Inc. (BBB/Ba1)(d)
385,071	0.000	03/18/23	375,325
Kindred Healthcare, Inc. (B+/B3)(b)(1M LIBOR + 5.000%)
773,063	7.563	06/19/25	718,948
RegionalCare Hospital Partners Holdings, Inc. (B+/B1)(b)(3M LIBOR + 4.500%)
1,268,000	7.129	11/16/25	1,199,845
Universal Hospital Services, Inc. (B/B1)(c)(d)
345,000	0.000	10/18/25	332,925

			5,062,853

Insurance(b) – 0.6%
Hub International Ltd. (B/B2)(3M LIBOR + 2.750%)
921,449	5.240	04/25/25	868,180

Media – Non Cable – 2.3%
CBS Radio, Inc. (BB-/WR)(b)(1M LIBOR + 2.750%)
1,786,085	5.256	11/18/24	1,678,920
Tribune Media Co. (BB+/Ba3)(d) (1M LIBOR + 3.000)
605,687	5.222	01/27/24	593,270
Univision Communications, Inc. (B/B2)(b)(1M LIBOR + 2.750%)
1,170,295	5.272	03/15/24	1,056,683

			3,328,873

Packaging(b) – 2.7%
Berry Global, Inc. (BBB-/Ba2)(1M LIBOR + 2.000%)
728,000	4.516	10/01/22	709,800
BWAY Holding Co. (B/B2)(3M LIBOR + 3.250%)
1,877,488	6.033	04/03/24	1,761,703
Reynolds Group Holdings, Inc. (B+/B1)(1M LIBOR + 2.750%)
1,680,330	5.272	02/05/23	1,596,314

			4,067,817

Pharmaceuticals(b) – 0.2%
Valeant Pharmaceuticals International, Inc. (BB-/Ba2)(1M LIBOR + 3.000%)
289,244	5.513	06/02/25	275,666

Telecommunications(b) – 0.6%
Shutterfly, Inc. (BB-/Ba3)(1M LIBOR + 2.750%)
880,844	5.280	08/17/24	850,570

Telecommunications – Wireless(b) – 0.5%
Intelsat Jackson Holdings SA (B/B1)(1M LIBOR + 3.750%)
250,000	6.256	11/27/23	241,518
SBA Senior Finance II LLC (BB+/B1)(1M LIBOR + 2.000%)
594,265	4.530	04/11/25	568,545

			810,063

Telecommunications-Wirelines – 0.4%
CenturyLink, Inc. (BBB-/Ba3) (1M LIBOR + 2.750%)
385,069	5.272	01/31/25	358,499
Frontier Communications Corp. (B/B2)(b)(1M LIBOR + 2.750%)
275,014	5.280	03/31/21	260,851

			619,350

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Transportation(b) – 0.4%
XPO Logistics, Inc. (BBB-/Baa3)(1M LIBOR + 2.000%)
$576,000	4.509%	02/24/25	$ 548,801

TOTAL BANK LOANS			$ 30,065,726

Other Secured Debt Obligations – 11.1%
Automotive(e)(f) – 0.2%
Mclaren Finance PLC (B/B2)
$284,000	5.750%	08/01/22	$ 255,955

Commercial Services(e) – 0.8%
APX Group, Inc. (B-/B1)
333,000	7.875	12/01/22	314,685
Prime Security Services Borrower LLC/Prime Finance, Inc. (B-/B3)(f)
865,000	9.250	05/15/23	892,031

			1,206,716

Diversified Financial services(e)(f) – 0.8%
VFH Parent LLC/Orchestra Co-Issuer, Inc. (B-/B1)
1,324,000	6.750	06/15/22	1,284,280

Health Care – Services – 0.8%
Tenet Healthcare Corp. (BB-/Ba3)
642,000	6.000	10/01/20	650,025
583,000	4.625 (e)	07/15/24	543,647

			1,193,672

Industrials(f) – 0.8%
Ashtead Capital, Inc. (BBB-/Baa3)
1,187,000	5.250	08/01/26	1,144,411

Media – Cable(e) – 3.3%
Altice Financing SA (B+/B2)(f)
371,000	6.625	02/15/23	355,696
Altice France SA (B/B2)(f)
725,000	7.375	05/01/26	665,187
400,000	8.125	02/01/27	376,000
Charter Communications Operating LLC/Charter Communications Operating Capital (BBB-/Ba1)
978,000	3.750	02/15/28	884,044
250,000	4.200	03/15/28	233,888
CSC Holdings LLC (BB/Ba2)(f)
1,057,000	4.955	05/15/26	1,000,186
Ziggo BV (BB-/B1)(f)
1,492,000	5.500	01/15/27	1,335,340

			4,850,341

Metals & Mining(e)(f) – 0.2%
Cleveland-Cliffs, Inc. (BB-/Ba2)
283,000	4.875	01/15/24	260,360

Oil, Gas & Consumable Fuels(e)(f) – 1.3%
Transocean Guardian Ltd. (B+/B1)
550,000	5.875	01/15/24	526,625

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Oil, Gas & Consumable Fuels(e)(f) – (continued)
Transocean Proteus Ltd. (B+/NR)
$1,479,200	6.250%	12/01/24	$ 1,434,824

			1,961,449

Packaging & Containers(e) – 1.6%
ARD Finance SA (B-/Caa2)(g)(PIK 7.875%, Cash 7.125%)
1,571,000	7.125	09/15/23	1,421,755
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (BB/Ba3)(f)
385,000	4.250	09/15/22	365,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (B+/B1)(f)
576,000	5.125	07/15/23	541,440

			2,328,945

Pipelines(e) – 0.7%
Cheniere Corpus Christi Holdings LLC (BB-/Ba3)
1,035,000	5.875	03/31/25	1,031,119

Retailing(e)(f) – 0.5%
JC Penney Corp., Inc. (CCC+/Caa1)
1,415,000	8.625	03/15/25	749,950

Telecommunications – 0.1%
Hughes Satellite Systems Corp. (BBB-/Ba2)
199,000	5.250	08/01/26	182,477

TOTAL OTHER SECURED DEBT OBLIGATIONS			$ 16,449,675

TOTAL SECURED DEBT OBLIGATIONS (Cost $49,325,219)			$ 46,515,401

Unsecured Debt Obligations – 54.8%
Aerospace & Defense – 4.0%
Bombardier, Inc. (B-/Caa1)(f)
$1,142,000	5.750%	03/15/22	$ 1,073,480
1,876,000	6.125	01/15/23	1,758,750
TransDigm UK Holdings PLC (B-/B3)(e)(f)
669,000	6.875	05/15/26	638,895
Triumph Group, Inc. (CCC+/Caa1)(e)
1,223,000	4.875	04/01/21	1,103,757
1,528,000	7.750	08/15/25	1,323,630

			5,898,512

Automotive – 6.8%
Adient Global Holdings Ltd. (B+/B1)(e)(f)
3,388,000	4.875	08/15/26	2,596,055
Dana Financing Luxembourg Sarl (BB-/B2)(e)(f)
681,000	5.750	04/15/25	635,032
Delphi Technologies PLC (BB/B1)(f)
3,357,000	5.000	10/01/25	2,829,139
Ford Motor Co. (BBB/Baa3)(e)
259,000	4.346	12/08/26	231,082

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Automotive – (continued)
Ford Motor Credit Co. LLC (BBB/Baa3)
$598,000	3.664%	09/08/24	$ 536,549
General Motors Co. (BBB/Baa3)(e)
463,000	4.200	10/01/27	419,358
259,000	5.000	10/01/28	245,835
Jaguar Land Rover Automotive PLC (BB-/Ba3)(e)(f)
2,000,000	4.500	10/01/27	1,475,000
Navistar International Corp. (CCC+/Caa1)(e)(f)
60,000	6.625	11/01/25	57,525
Tesla, Inc. (B-/Caa1)(e)(f)
1,000,000	5.300	08/15/25	870,000
ZF North America Capital, Inc. (BBB-/Baa3)(f)
168,000	4.750	04/29/25	159,261

			10,054,836

Chemicals(e) – 2.3%
NOVA Chemicals Corp. (BB+/Ba2)(f)
91,000	5.250	08/01/23	85,995
894,000	4.875	06/01/24	806,835
Platform Specialty Products Corp. (B+/Caa1)(f)
1,069,000	5.875	12/01/25	991,497
The Chemours Co. (BB-/Ba3)
160,000	6.625	05/15/23	161,600
418,000	5.375	05/15/27	376,200
Tronox Finance PLC (B-/B3)(f)
1,162,000	5.750	10/01/25	941,220

			3,363,347

Commercial Services(e)(f) – 0.6%
Nielsen Finance LLC/Nielsen Finance Co. (BB/B1)
597,000	5.000	04/15/22	572,374
Ritchie Bros Auctioneers, Inc. (BB/Ba3)
253,000	5.375	01/15/25	247,654

			820,028

Computers(e)(f) – 0.8%
Booz Allen Hamilton, Inc. (B+/B1)
1,260,000	5.125	05/01/25	1,197,000

Diversified Financial Services – 3.1%
Jefferies Finance LLC/JFIN Co-Issuer Corp. (B+/B1)(e)(f)
1,072,000	7.500	04/15/21	1,072,000
350,000	6.875	04/15/22	341,851
Lions Gate Capital Holdings LLC (B-/B2)(e)(f)
998,000	5.875	11/01/24	979,288
Navient Corp. (B+/Ba3)
154,000	8.000	03/25/20	156,310
247,000	7.250	01/25/22	238,355
1,929,000	6.500%	06/15/22	1,798,792

			4,586,596

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Engineering & Construction(e) – 0.4%
AECOM (BB-/Ba3)
$696,000	5.125%	03/15/27	$ 598,560

Entertainment(e)(f) – 0.3%
Churchill Downs, Inc. (B+/Ba3)
513,000	4.750	01/15/28	464,265

Food & Beverage(e) – 0.2%
Anheuser-Busch InBev Finance, Inc. (A-/Baa1)
259,000	3.650	02/01/26	243,859

Food & Drug Retailing(e)(f) – 1.7%
Dean Foods Co. (B+/B3)
1,274,000	6.500	03/15/23	1,025,570
FAGE International SA/FAGE USA Dairy Industry, Inc. (BB-/B1)
1,417,000	5.625	08/15/26	1,215,077
Nestle Holdings, Inc. (AA-/Aa2)
259,000	3.500	09/24/25	260,171

			2,500,818

Health Care Services(e)(f) – 0.8%
Charles River Laboratories International, Inc. (BB+/B1)
1,194,000	5.500	04/01/26	1,179,075

			1,179,075

Home Builders(e) – 1.0%
Taylor Morrison Communities, Inc. (BB/Ba3)
1,441,000	6.625	05/15/22	1,441,000

Household Products(e) – 0.3%
Spectrum Brands Holdings, Inc. (B-/B3)
425,000	7.750	01/15/22	431,906

Insurance(e)(f) – 0.4%
Acrisure LLC/Acrisure Finance, Inc. (CCC+/Caa2)
781,000	7.000	11/15/25	669,708

Iron & Steel(e) – 0.7%
United States Steel Corp. (B/B2)
1,183,000	6.250	03/15/26	1,035,125

Machinery – Construction & Mining(e)(f) – 0.8%
Terex Corp. (BB/B2)
1,234,000	5.625	02/01/25	1,144,535

Media(e) – 3.2%
AMC Networks, Inc. (BB/Ba3)
1,709,000	4.750	08/01/25	1,546,645
CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)(f)
664,000	4.000	03/01/23	620,840
CSC Holdings LLC (B-/B2)(f)
200,000	10.875	10/15/25	225,080
Gray Escrow, Inc. (B+/B3)(f)
154,000	7.000	05/15/27	149,765
Nexstar Broadcasting, Inc. (B+/B3)(f)
598,000	5.625	08/01/24	559,130

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Media(e) – (continued)
Sirius XM Radio, Inc. (BB/Ba3)(f)
$1,716,000	5.375%	07/15/26	$ 1,621,620

			4,723,080

Oil Field Services(e) – 10.7%
Archrock Partners LP/Archrock Partners Finance Corp. (B-/B3)
1,472,000	6.000	10/01/22	1,383,680
CrownRock LP/CrownRock Finance, Inc. (BB-/B3)(f)
2,216,000	5.625	10/15/25	2,011,020
Diamondback Energy, Inc. (BB+/Ba2)(f)
1,848,000	4.750	11/01/24	1,783,320
Eclipse Resources Corp. (B-/Caa1)
758,000	8.875	07/15/23	649,985
Ensco PLC (B/B3)
1,045,000	5.200	03/15/25	694,925
Gulfport Energy Corp. (BB-/B1)
406,000	6.625	05/01/23	385,700
Indigo Natural Resources LLC (B+/B3)(f)
1,498,000	6.875	02/15/26	1,288,280
Noble Holding International Ltd. (B+/B2)(f)
1,430,000	7.875	02/01/26	1,224,438
Parkland Fuel Corp. (BB/B1)(f)
485,000	6.000	04/01/26	454,081
Parsley Energy LLC/Parsley Finance Corp. (BB-/B1)(f)
1,129,000	5.375	01/15/25	1,044,325
QEP Resources, Inc. (BB/Ba3)
1,262,000	5.375	10/01/22	1,161,040
Rowan Cos., Inc. (B-/Caa1)
1,275,000	4.750	01/15/24	956,250
Transocean, Inc. (NR/B3)(f)
499,000	7.250	11/01/25	436,625
Transocean, Inc. (B-/Caa2)
1,902,000	5.800	10/15/22	1,688,025
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. (B-/Caa1)(f)
820,000	8.750	04/15/23	639,600
Weatherford International Ltd. (CCC-/Caa3)
169,000	8.250	06/15/23	101,400

			15,902,694

Pharmaceuticals – 1.3%
CVS Health Corp. (BBB/Baa2)(e)
259,000	4.300	03/25/28	253,600
Teva Pharmaceutical Finance Co. BV (BB/Ba2)
1,881,000	2.950	12/18/22	1,656,106

			1,909,706

Pipelines(e) – 0.3%
Antero Midstream Partners LP/Antero Midstream Finance Corp. (BB+/B1)
547,000	5.375	09/15/24	510,078

Pipelines(e) – 1.3%
CNX Midstream Partners LP/CNX Midstream Finance Corp. (BB-/B3)(f)
897,000	6.500	03/15/26	852,150
Genesis Energy LP/Genesis Energy Finance Corp. (B+/B1)
644,000	6.250	05/15/26	552,230

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Pipelines(e) – (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (BB/Ba3)(f)
$578,000	5.875%	04/15/26	$ 562,105

			1,966,485

Real Estate Investment Trust(e) – 1.1%
iStar, Inc. (BB-/Ba3)
1,757,000	5.250	09/15/22	1,642,795

Retailing(e)(f) – 1.1%
Rite Aid Corp. (CCC+/Caa1)
2,066,000	6.125	04/01/23	1,632,140

Software(e) – 0.7%
Donnelley Financial Solutions, Inc. (B/B3)
1,000,000	8.250	10/15/24	991,250

Telecommunication Services(e) – 6.4%
Inmarsat Finance PLC (BB/Ba3)(f)
1,286,000	4.875	05/15/22	1,215,270
Intelsat Jackson Holdings SA (CCC+/Caa2)(f)
2,247,000	8.500	10/15/24	2,179,590
Sprint Corp. (B/B3)
3,040,000	7.625	03/01/26	3,024,800
T-Mobile USA, Inc. (BB+/Ba2)
125,000	6.000	04/15/24	125,000
Telesat Canada/Telesat LLC (B/B3)(f)
923,000	8.875	11/15/24	964,535
ViaSat, Inc. (BB-/B3)(f)
2,088,000	5.625	09/15/25	1,910,520

			9,419,715

Transportation(e)(f) – 1.6%
XPO Logistics, Inc. (BB/Ba3)
2,413,000	6.125	09/01/23	2,331,561

Trucking & Leasing(f) – 2.9%
DAE Funding LLC (BB+/Ba2e)(e)
2,375,000	5.750	11/15/23	2,339,375
Park Aerospace Holdings Ltd. (BB/Ba2)
2,059,000	5.250	08/15/22	1,997,230

			4,336,605

TOTAL UNSECURED DEBT OBLIGATIONS (Cost $88,155,650)			$ 80,995,279

U.S. Treasury Obligation(h) – 10.1%
United States Treasury Bill
$15,000,000	0.000%	02/28/19	$ 14,942,443
(Cost $14,944,280)

Shares	Description		Value

Common Stock* – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
1,141,924	Prairie Provident Resources, Inc. (Cost $2,946,424)		$ 160,635

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Units	Expiration Date	Value

Warrant*(c) – 0.0%
Jack Cooper Enterprises, Inc. (NR/NR)
1,734	10/29/17	$ 17
(Cost $0)

Shares	Dividend Rate	Value

Investment Company(i) – 1.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,024,497	2.521%	$ 2,024,497
(Cost $2,024,497)

TOTAL INVESTMENTS – 97.8% (Cost $157,396,070)		$144,638,272

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%		3,325,319

NET ASSETS – 100.0%		$147,963,591

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on December 31, 2018. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $64,517,887, which represents approximately 43.6% of the Fund’s net assets as of December 31, 2018. The liquidity determination is unaudited.

(g)	Pay-in-kind securities.

(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	Represents an affiliated issuer.

Investment Abbreviations:
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At December 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

Payments Made by the Fund	Payments Received by Fund (%)	Termination Date	Notional Amount (000s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3.000(a)	3M LIBOR(b)	06/19/26	$13,536	(c)	$(315,207)	$33,698	$(348,906)

(a)	Payments made semi-annually.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2018.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at December 31, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:

CDX.NA.HY Index 31	(5.000)	4.505%	12/20/23	$20,000	$(439,756)	$(389,583)	$(50,173)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviations:
CDX.NA.HY Index 31 — CDX North America High Yield Index 31

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value, and are generally classified as Level 2 of the fair value hierarchy.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs for the valuation of Level 3 Assets and Liabilities.

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2018:

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Bank Loan	$—	$27,303,588	$2,762,138
Other Secured Debt Obligations	—	16,449,675	—
Unsecured Debt Obligations	—	80,995,279	—
U.S. Treasury Obligations	14,942,443	—	—
Common Stock and/or Other Equity Investments(a)
North America	—	160,635	—
Warrants	—	—	17
Investment Company	2,024,497	—	—

Total	$16,966,940	$124,909,177	$2,762,155

Derivative Type

Liabilities(b)
Interest Rate Swap Contracts	$—	$(348,906)	$—
Credit Default Swap Contracts	—	(50,173)	—

Total	$—	$(399,079)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interest because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

GOLDMAN SACHS BOND FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 41.9%
Aerospace & Defense – 1.0%
Bombardier, Inc.(a)
$750,000	7.750%		03/15/20	$ 760,312
Northrop Grumman Corp.
1,250,000	2.930	(b)	01/15/25	1,186,087
1,275,000	3.250	(b)	01/15/28	1,191,717
225,000	4.750		06/01/43	226,899
United Technologies Corp.
350,000	3.350		08/16/21	349,003
475,000	3.950	(b)	08/16/25	471,789
(3M USD LIBOR + 0.650%)
350,000	3.279	(b)(c)	08/16/21	348,250

				4,534,057

Agriculture – 0.3%
BAT Capital Corp.(b)
840,000	3.222		08/15/24	773,136
Reynolds American, Inc.
700,000	4.850		09/15/23	706,979

				1,480,115

Banks – 13.0%
AIB Group PLC(a)
1,300,000	4.750		10/12/23	1,284,742
Banco do Brasil SA(b)(c) (10 Year CMT + 6.362%)
200,000	9.000		06/18/24	203,000
Banco Santander SA
600,000	4.250		04/11/27	557,148
400,000	4.379		04/12/28	372,600
Bank of America Corp.
625,000	4.125		01/22/24	633,019
311,000	4.000		04/01/24	312,788
1,300,000	3.248	(b)	10/21/27	1,202,409
925,000	4.183	(b)	11/25/27	888,740
100,000	6.110		01/29/37	109,958
(3M USD LIBOR + 0.940%)
1,250,000	3.864	(b)(c)	07/23/24	1,247,975
(3M USD LIBOR + 1.040%)
279,000	3.419	(b)(c)	12/20/28	259,852
(3M USD LIBOR + 1.310%)
750,000	4.271	(b)(c)	07/23/29	746,070
(3M USD LIBOR + 1.575%)
1,250,000	3.824	(b)(c)	01/20/28	1,209,512
Barclays PLC(b)(c)
(3M USD LIBOR + 1.400%)
1,275,000	4.610		02/15/23	1,263,410
(5 year USD Swap + 5.022%)
200,000	6.625	(d)	09/15/66	193,750

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
BNP Paribas SA(a)
$2,000,000	3.500%		03/01/23	$ 1,941,600
550,000	3.375		01/09/25	516,687
BPCE SA(a)
1,025,000	4.000		09/12/23	1,007,585
525,000	4.625		09/12/28	520,910
CIT Group, Inc.(b)
1,450,000	5.250		03/07/25	1,417,375
Citibank NA(b)
1,450,000	3.050		05/01/20	1,446,969
Citigroup, Inc.
1,050,000	3.400		05/01/26	988,186
125,000	4.300		11/20/26	120,374
1,200,000	4.125		07/25/28	1,125,732
Cooperatieve Rabobank UA
875,000	3.125		04/26/21	871,395
(3M USD LIBOR + 0.430%)
750,000	2.938	(c)	04/26/21	746,903
Credit Suisse Group AG(a)(b)
875,000	4.282		01/09/28	843,885
(3M USD LIBOR + 1.410%)
525,000	3.869	(c)	01/12/29	489,557
Credit Suisse Group Funding Guernsey Ltd.
307,000	4.550		04/17/26	304,995
Deutsche Bank AG
225,000	2.500		02/13/19	224,676
1,275,000	2.700		07/13/20	1,236,179
HSBC Holdings PLC(b)(c)
(3M USD LIBOR + 1.000%)
450,000	3.640		05/18/24	437,684
(3M USD LIBOR + 1.055%)
1,150,000	3.262		03/13/23	1,125,700
Huntington Bancshares, Inc.(b)
825,000	4.000		05/15/25	828,333
JPMorgan Chase & Co.(b)
1,075,000	2.972		01/15/23	1,047,469
1,200,000	3.625		12/01/27	1,119,780
(3M USD LIBOR + 0.945%)
875,000	3.509	(c)	01/23/29	828,284
(3M USD LIBOR + 1.000%)
2,425,000	4.023	(c)	12/05/24	2,442,314
(3M USD LIBOR + 1.337%)
250,000	3.782	(c)	02/01/28	242,425
(3M USD LIBOR + 1.360%)
425,000	3.882	(c)	07/24/38	386,589
(3M USD LIBOR + 3.800%)
1,075,000	5.300	(c)	05/01/49	1,063,336
Kreditanstalt fuer Wiederaufbau(e)
12,490,000	1.500		09/09/19	12,394,202

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Mitsubishi UFJ Financial Group, Inc.
$302,000	2.950%		03/01/21	$ 299,116
Morgan Stanley, Inc.
325,000	3.875		04/29/24	323,583
1,050,000	3.700		10/23/24	1,033,588
50,000	4.000		07/23/25	49,367
(3M USD LIBOR + 0.847%)
750,000	3.737	(b)(c)	04/24/24	744,128
(3M USD LIBOR + 1.400%)
1,550,000	3.887	(b)(c)	10/24/23	1,543,087
Royal Bank of Canada
850,000	3.200		04/30/21	850,697
(3M USD LIBOR + 0.390%)
875,000	2.910	(c)	04/30/21	869,050
Royal Bank of Scotland Group PLC
826,000	3.875		09/12/23	791,771
(3M USD LIBOR + 1.480%)
1,160,000	3.498	(b)(c)	05/15/23	1,112,428
(3M USD LIBOR + 1.550%)
1,050,000	4.519	(b)(c)	06/25/24	1,028,727
Standard Chartered PLC(a)(b)(c) (3M USD LIBOR + 1.150%)
1,325,000	4.247		01/20/23	1,310,836
SunTrust Bank(b)(c) (3M USD LIBOR + 0.298%)
1,295,000	2.590		01/29/21	1,283,177
Wells Fargo & Co.
2,750,000	3.000		10/23/26	2,547,050

				59,990,702

Beverages(b) – 1.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(a)
325,000	4.700		02/01/36	302,380
725,000	4.900		02/01/46	671,082
Anheuser-Busch InBev Worldwide, Inc.
2,000,000	4.000		04/13/28	1,914,220
350,000	4.600		04/15/48	313,387
Bacardi Ltd.(a)
600,000	5.300		05/15/48	536,550
Constellation Brands, Inc.
375,000	4.400		11/15/25	377,977
(3M USD LIBOR + 0.700%)
975,000	3.209	(c)	11/15/21	973,235
Keurig Dr Pepper, Inc.(a)
750,000	4.057		05/25/23	747,067

				5,835,898

Chemicals – 1.5%
DowDuPont, Inc.(b)
750,000	4.205		11/15/23	766,530

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Chemicals – (continued)
$475,000	4.493%		11/15/25	$ 488,756
450,000	4.725		11/15/28	467,870
LyondellBasell Industries NV(b)
300,000	5.000		04/15/19	300,195
Syngenta Finance NV(a)
1,210,000	3.698		04/24/20	1,210,532
1,485,000	3.933		04/23/21	1,461,596
540,000	4.441	(b)	04/24/23	519,399
800,000	4.892	(b)	04/24/25	751,888
The Sherwin-Williams Co.(b)
225,000	2.750		06/01/22	217,465
500,000	3.450		06/01/27	465,605
300,000	4.500		06/01/47	270,705

				6,920,541

Commercial Services(a)(b) – 0.2%
Refinitiv US Holdings, Inc.
750,000	6.250		05/15/26	719,063

Computers(b) – 1.0%
Apple, Inc.
900,000	2.750		01/13/25	866,808
1,875,000	2.450		08/04/26	1,733,362
325,000	4.650		02/23/46	344,087
Dell International LLC/EMC Corp.(a)
1,200,000	5.450		06/15/23	1,222,668
Hewlett Packard Enterprise Co.
525,000	4.900		10/15/25	530,870

				4,697,795

Diversified Financial Services – 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1,150,000	4.625		07/01/22	1,150,345
850,000	3.300	(b)	01/23/23	806,225
Nuveen LLC(a)(b)
450,000	4.000		11/01/28	463,171
Synchrony Financial(b)
448,000	4.500		07/23/25	406,820

				2,826,561

Electrical(b) – 1.6%
Alliant Energy Finance LLC(a)
375,000	3.750		06/15/23	375,698
100,000	4.250		06/15/28	99,919

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electrical(b) – (continued)
Berkshire Hathaway Energy Co.
$475,000	3.250%		04/15/28	$ 452,295
Consumers Energy Co.
850,000	3.950		05/15/43	824,687
Duke Energy Carolinas LLC
475,000	3.950		03/15/48	454,717
Duke Energy Corp.
1,175,000	3.150		08/15/27	1,100,047
Florida Power & Light Co.
450,000	3.950		03/01/48	440,747
Pacific Gas & Electric Co.
325,000	4.250	(a)	08/01/23	298,997
75,000	4.000		12/01/46	56,651
Sempra Energy(c) (3M USD LIBOR + 0.500%)
1,125,000	2.936		01/15/21	1,105,335
Southern California Edison Co.
725,000	3.700		08/01/25	719,997
The Southern Co.
1,050,000	3.250		07/01/26	982,422
Vistra Energy Corp.
500,000	7.625		11/01/24	528,750

				7,440,262

Engineering & Construction(b) – 0.0%
Mexico City Airport Trust
200,000	5.500		07/31/47	175,500

Food & Drug Retailing(b) – 0.1%
Conagra Brands, Inc.
550,000	5.400		11/01/48	507,458

Gas(a)(b) – 0.1%
NiSource, Inc.
575,000	3.650		06/15/23	576,403

Healthcare Providers & Services – 1.3%
Becton Dickinson & Co.(b)
1,525,000	2.894		06/06/22	1,476,673
300,000	3.363		06/06/24	287,226
475,000	4.685		12/15/44	447,056
175,000	4.669		06/06/47	164,682
(3M USD LIBOR + 0.875%)
1,225,000	3.678	(c)	12/29/20	1,216,743
DaVita, Inc.(b)
1,350,000	5.125		07/15/24	1,265,625
HCA, Inc.
1,000,000	5.375		02/01/25	975,000

				5,833,005

Insurance – 1.2%
American International Group, Inc.(b)
1,075,000	3.900		04/01/26	1,035,161

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Insurance – (continued)
$375,000	4.200%	04/01/28	$ 361,181
Arch Capital Finance LLC(b)
1,000,000	4.011	12/15/26	1,002,330
Great-West Lifeco Finance 2018 LP(a)(b)
325,000	4.047	05/17/28	328,432
MetLife, Inc.
150,000	4.050	03/01/45	139,103
Prudential Financial, Inc.(b)
525,000	3.878	03/27/28	528,711
Teachers Insurance & Annuity Association of America(a)
295,000	4.900	09/15/44	305,785
The Northwestern Mutual Life Insurance Co.(a)
800,000	6.063	03/30/40	972,104
XLIT Ltd.
775,000	4.450	03/31/25	770,815

			5,443,622

Internet(b) – 0.2%
Amazon.com, Inc.
400,000	3.875	08/22/37	389,140
Symantec Corp.(a)
600,000	5.000	04/15/25	560,395

			949,535

Iron & Steel – 0.0%
ABJA Investment Co. Pte Ltd.
200,000	5.450	01/24/28	170,000

Machinery-Diversified(b) – 0.2%
Roper Technologies, Inc.
700,000	4.200	09/15/28	696,871

Media – 2.3%
21st Century Fox America, Inc.
1,125,000	4.000	10/01/23	1,153,834
Altice Financing SA(a)(b)
600,000	6.625	02/15/23	575,250
Charter Communications Operating LLC/Charter Communications Operating Capital(b)
1,075,000	3.579	07/23/20	1,076,021
1,175,000	4.464	07/23/22	1,186,292
825,000	4.500	02/01/24	822,880
700,000	4.908	07/23/25	695,653
Comcast Corp.(b)
1,725,000	3.700	04/15/24	1,734,194
256,000	3.300	02/01/27	245,107
350,000	3.150	02/15/28	328,640
1,525,000	4.150	10/15/28	1,548,729
925,000	4.250	10/15/30	935,674

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – (continued)
NBCUniversal Media LLC
$458,000	4.450%		01/15/43	$ 442,277

				10,744,551

Mining(a) – 0.3%
Glencore Finance Canada Ltd.
650,000	4.250		10/25/22	647,943
Glencore Funding LLC
538,000	4.625		04/29/24	536,101

				1,184,044

Oil Field Services – 2.8%
Anadarko Petroleum Corp.
475,000	8.700		03/15/19	480,021
300,000	5.550	(b)	03/15/26	314,316
200,000	6.450		09/15/36	212,714
BP Capital Markets America, Inc.(b)
600,000	4.234		11/06/28	614,514
Canadian Natural Resources Ltd.(b)
775,000	3.850		06/01/27	733,537
Cenovus Energy, Inc.(b)
450,000	4.250		04/15/27	409,954
Concho Resources, Inc.(b)
475,000	4.300		08/15/28	464,949
Continental Resources, Inc.(b)
2,225,000	4.500		04/15/23	2,183,281
125,000	4.375		01/15/28	117,855
Devon Energy Corp.(b)
250,000	3.250		05/15/22	243,543
227,000	5.850		12/15/25	239,451
380,000	5.600		07/15/41	360,453
Diamondback Energy, Inc.(b)
1,075,000	4.750		11/01/24	1,037,375
Gazprom OAO Via Gaz Capital SA
240,000	7.288		08/16/37	267,600
Halliburton Co.(b)
125,000	3.800		11/15/25	121,115
250,000	4.850		11/15/35	247,298
Marathon Oil Corp.(b)
600,000	4.400		07/15/27	568,974
Marathon Petroleum Corp.(a)(b)
325,000	3.800		04/01/28	305,936
Newfield Exploration Co.
675,000	5.625		07/01/24	685,125
Petroleos de Venezuela SA(f)
4,280,000	6.000		10/28/22	509,320
1,110,000	5.375		04/12/27	163,725

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – (continued)
Petroleos Mexicanos
EUR	410,000	5.125%		03/15/23	$ 484,437
	$300,000	6.500		03/13/27	282,000
Phillips 66(b)
	925,000	3.900		03/15/28	890,192
Pioneer Natural Resources Co.(b)
	410,000	3.950		07/15/22	410,939
Reliance Industries Ltd.(a)
	320,000	3.667		11/30/27	291,951
Valero Energy Corp.(b)
	400,000	4.350		06/01/28	390,244

					13,030,819

Packaging(a)(b) – 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
	550,000	7.250		05/15/24	546,563

Pharmaceuticals – 2.9%
AbbVie, Inc.
	1,100,000	3.375		11/14/21	1,099,472
	725,000	3.750	(b)	11/14/23	721,549
Allergan Funding SCS(b)
	75,000	4.850		06/15/44	70,743
Bausch Health Cos., Inc.(a)(b)
	450,000	7.000		03/15/24	455,625
Bayer US Finance II LLC(a)(b)
	950,000	3.875		12/15/23	932,263
	1,475,000	4.250		12/15/25	1,442,373
	1,900,000	4.375		12/15/28	1,812,410
Cigna Corp.(a)(b)
	2,175,000	3.750		07/15/23	2,169,367
CVS Health Corp.(b)
	425,000	3.500		07/20/22	422,382
	1,025,000	3.375		08/12/24	991,288
	1,550,000	3.875		07/20/25	1,512,195
	500,000	4.780		03/25/38	480,025
	175,000	5.125		07/20/45	171,519
	175,000	5.050		03/25/48	170,838
Elanco Animal Health, Inc.(a)
	775,000	3.912		08/27/21	779,101
	300,000	4.272	(b)	08/28/23	300,541

					13,531,691

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – 2.8%
Energy Transfer LP(b)
$725,000	5.500%	06/01/27	$ 706,875
Energy Transfer Operating LP(b)
350,000	4.650	06/01/21	354,939
875,000	4.200	09/15/23	864,036
150,000	4.950	06/15/28	147,072
325,000	5.300	04/15/47	287,703
250,000	6.000	06/15/48	243,030
EQM Midstream Partners LP(b)
1,700,000	4.750	07/15/23	1,691,925
Kinder Morgan Energy Partners LP(b)
1,025,000	3.500	09/01/23	999,508
Kinder Morgan, Inc.
500	7.750	01/15/32	601
MPLX LP(b)
225,000	4.800	02/15/29	224,417
425,000	4.500	04/15/38	373,252
175,000	4.700	04/15/48	151,697
650,000	5.500	02/15/49	629,986
ONEOK, Inc.(b)
175,000	4.550	07/15/28	173,056
Plains All American Pipeline LP/PAA Finance Corp.(b)
600,000	3.650	06/01/22	587,814
925,000	3.850	10/15/23	894,419
Sabine Pass Liquefaction LLC(b)
800,000	6.250	03/15/22	840,832
300,000	5.625	04/15/23	313,752
900,000	5.625	03/01/25	934,920
Sunoco Logistics Partners Operations LP(b)
200,000	4.250	04/01/24	195,896
525,000	5.400	10/01/47	471,986
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)(b)
500,000	5.875	04/15/26	486,250
The Williams Cos., Inc.(b)
915,000	3.600	03/15/22	898,265
600,000	3.900	01/15/25	582,552

			13,054,783

Real Estate(b) – 0.1%
China Evergrande Group
260,000	8.750	06/28/25	218,725

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Real Estate(b) – (continued)
Kaisa Group Holdings Ltd.
$200,000	9.375%		06/30/24	$ 136,627

				355,352

Real Estate Investment Trust – 1.4%
American Campus Communities Operating Partnership LP(b)
800,000	3.750		04/15/23	794,800
American Tower Corp.
300,000	3.400		02/15/19	299,835
Crown Castle International Corp.
575,000	5.250		01/15/23	597,658
1,275,000	3.150	(b)	07/15/23	1,224,803
150,000	3.650	(b)	09/01/27	139,650
Kilroy Realty LP(b)
500,000	4.750		12/15/28	508,790
National Retail Properties, Inc.(b)
400,000	4.000		11/15/25	396,416
Trust F/1401(a)(b)
300,000	5.250		12/15/24	286,500
VEREIT Operating Partnership LP(b)
575,000	3.000		02/06/19	574,789
750,000	4.125		06/01/21	755,388
800,000	4.625		11/01/25	801,024

				6,379,653

Retailing(b) – 0.5%
Dollar Tree, Inc.
525,000	4.000		05/15/25	504,751
Starbucks Corp.
850,000	3.800		08/15/25	839,817
The Home Depot, Inc.
575,000	3.900		12/06/28	588,582
Walmart, Inc.
375,000	4.050		06/29/48	373,511

				2,306,661

Semiconductors – 0.9%
Broadcom Corp./Broadcom Cayman Finance Ltd.(b)
1,100,000	3.000		01/15/22	1,057,496
1,125,000	3.625		01/15/24	1,063,598
500,000	3.125		01/15/25	451,050
Microchip Technology, Inc.(a)
525,000	3.922		06/01/21	517,192
NXP B.V./NXP Funding LLC(a)
1,325,000	3.875		09/01/22	1,286,018

				4,375,354

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Software(b) – 0.5%
Fiserv, Inc.
$300,000	3.800%	10/01/23	$ 301,992
525,000	4.200	10/01/28	525,908
Microsoft Corp.
800,000	3.125	11/03/25	792,096
Oracle Corp.
600,000	4.000	07/15/46	560,526

			2,180,522

Telecommunication Services – 3.3%
AT&T, Inc.(b)
1,375,000	3.000	06/30/22	1,341,876
1,125,000	3.600	02/17/23	1,117,148
400,000	4.450	04/01/24	405,784
1,700,000	3.400	05/15/25	1,596,810
600,000	4.125	02/17/26	587,604
225,000	5.450	03/01/47	219,971
British Telecommunication PLC(b)
525,000	5.125	12/04/28	527,882
Digicel Ltd.(a)(b)
200,000	6.000	04/15/21	180,250
800,000	6.750	03/01/23	627,000
Nokia OYJ
579,000	4.375	06/12/27	534,504
Sprint Communications, Inc.(a)
250,000	7.000	03/01/20	255,625
T-Mobile USA, Inc.(b)
550,000	4.500	02/01/26	507,375
Telecom Italia Capital SA
50,000	7.200	07/18/36	47,750
Telefonica Emisiones SAU
150,000	5.462	02/16/21	155,495
325,000	4.570	04/27/23	333,762
Verizon Communications, Inc.
975,000	2.625	08/15/26	884,101
2,455,000	4.329	09/21/28	2,467,324
300,000	5.250	03/16/37	314,046
50,000	4.125	08/15/46	44,403
50,000	4.862	08/21/46	49,213
1,030,000	5.012	04/15/49	1,026,683
Vodafone Group PLC
1,525,000	3.750	01/16/24	1,501,164

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Telecommunication Services – (continued)
Wind Tre SpA(a)(b)
$700,000	5.000%	01/20/26	$ 575,750

			15,301,520

Trucking & Leasing(a) – 0.4%
Park Aerospace Holdings Ltd.
1,750,000	5.250	08/15/22	1,697,500

TOTAL CORPORATE OBLIGATIONS (Cost $199,594,544)			$193,486,401

Mortgage-Backed Obligations – 38.8%
Collateralized Mortgage Obligations – 4.1%
Interest Only(g) – 0.8%
FHLMC REMIC Series 4314, Class SE(c) (-1x1M LIBOR + 6.050%)
$876,868	3.744%	03/15/44	$ 135,278
FHLMC REMIC Series 4320, Class SD(c) (-1x1M LIBOR + 6.100%)
3,973,684	3.794	07/15/39	546,121
FHLMC REMIC Series 4583, Class ST(c) (-1x1M LIBOR + 6.000%)
1,717,240	3.694	05/15/46	274,350
FHLMC STRIPS Series 304, Class C45
288,656	3.000	12/15/27	23,224
FNMA REMIC Series 2011-124, Class SC(c) (-1x1M LIBOR + 6.550%)
447,000	4.235	12/25/41	73,786
FNMA REMIC Series 2012-5, Class SA(c) (-1x1M LIBOR + 5.950%)
645,072	3.635	02/25/42	93,075
FNMA REMIC Series 2012-88, Class SB(c) (-1x1M LIBOR + 6.670%)
425,703	4.355	07/25/42	70,414
FNMA REMIC Series 2013-121, Class SA(c) (-1x1M LIBOR + 6.100%)
528,251	3.785	12/25/43	72,631
FNMA REMIC Series 2014-6, Class SA(c) (-1x1M LIBOR + 6.600%)
484,763	4.285	02/25/44	85,329
FNMA REMIC Series 2016-69, Class BS(c) (-1x1M LIBOR + 6.100%)
2,629,095	3.785	10/25/46	362,636
GNMA REMIC Series 2010-101, Class S(c) (-1x1M LIBOR + 6.000%)
460,558	3.699	08/20/40	68,200
GNMA REMIC Series 2010-20, Class SE(c) (-1x1M LIBOR + 6.250%)
969,685	3.949	02/20/40	150,471
GNMA REMIC Series 2013-134, Class DS(c) (-1x1M LIBOR + 6.100%)
131,945	3.799	09/20/43	19,430
GNMA REMIC Series 2013-152, Class SG(c) (-1x1M LIBOR + 6.150%)
410,394	3.849	06/20/43	59,491
GNMA REMIC Series 2013-181, Class SA(c) (-1x1M LIBOR + 6.100%)
549,124	3.799	11/20/43	82,299
GNMA REMIC Series 2014-132, Class SL(c) (-1x1M LIBOR + 6.100%)
665,559	3.799	10/20/43	80,041
GNMA REMIC Series 2014-133, Class BS(c) (-1x1M LIBOR + 5.600%)
331,608	3.299	09/20/44	41,342
GNMA REMIC Series 2014-162, Class SA(c) (-1x1M LIBOR + 5.600%)
312,091	3.299	11/20/44	38,746
GNMA REMIC Series 2014-188, Class IB
12,054	4.000	12/20/44	1,786
GNMA REMIC Series 2015-110, Class MS(c) (-1x1M LIBOR + 5.710%)
2,206,944	3.409	08/20/45	265,785
GNMA REMIC Series 2015-111, Class IM
948,080	4.000	08/20/45	156,063
GNMA REMIC Series 2015-119, Class SN(c) (-1x1M LIBOR + 6.250%)
447,614	3.949	08/20/45	66,331
GNMA REMIC Series 2015-123, Class SP(c) (-1x1M LIBOR + 6.250%)
473,301	3.949	09/20/45	70,640

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(g) – (continued)
GNMA REMIC Series 2015-167, Class AS(c) (-1x1M LIBOR + 6.250%)
	$339,275	3.949%	11/20/45	$ 48,137
GNMA REMIC Series 2015-168, Class SD(c) (-1x1M LIBOR + 6.200%)
	222,784	3.899	11/20/45	34,858
GNMA REMIC Series 2015-57, Class AS(c) (-1x1M LIBOR + 5.600%)
	1,817,747	3.299	04/20/45	228,537
GNMA REMIC Series 2016-109, Class IH
	1,352,060	4.000	10/20/45	223,112
GNMA REMIC Series 2016-27, Class IA
	694,715	4.000	06/20/45	101,282

				3,473,395

Regular Floater(c) – 0.0%
FNMA REMIC Series 2011-63, Class FG (1M LIBOR + 0.450%)
	111,297	2.765	07/25/41	111,680

Sequential Fixed Rate – 0.2%
FNMA REMIC Series 2005-70, Class PA
	58,783	5.500	08/25/35	63,477
FNMA REMIC Series 2011-52, Class GB
	465,429	5.000	06/25/41	500,049
FNMA REMIC Series 2012-111, Class B
	39,599	7.000	10/25/42	44,886
FNMA REMIC Series 2012-153, Class B
	107,321	7.000	07/25/42	122,193

				730,605

Sequential Floating Rate(c) – 3.1%
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3 (1M USD LIBOR + 0.250%)
	1,844,098	2.565	11/25/36	1,438,254
Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(a)(h) (3M EURIBOR + 2.750%)
EUR	889,457	2.750	04/20/20	1,017,567
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1 (1M LIBOR + 0.140%)
	$360,648	2.455	07/25/47	330,085
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 (1M USD LIBOR + 3.300%)
	260,000	5.615	10/25/27	284,597
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M3 (1M USD LIBOR + 3.250%)
	1,000,000	5.565	05/25/25	1,093,756
Harben Finance PLC Series 2017-1X, Class A (3M GBP LIBOR + 0.800%)
GBP	904,839	1.605	08/20/56	1,150,908
London Wall Mortgage Capital PLC Series 2017-FL1, Class A (3M GBP LIBOR + 0.850%)
	1,604,792	1.652	11/15/49	2,025,611
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1B (12M MTA + 1.200%)
	$194,255	3.253	12/25/46	259,968
Ripon Mortgages PLC Series 1X, Class A1 (3M GBP LIBOR + 0.800%)
GBP	316,426	1.605	08/20/56	400,524
Ripon Mortgages PLC Series 1X, Class A2 (3M GBP LIBOR + 0.800%)
	2,747,764	1.605	08/20/56	3,481,188
Station Place Securitization Trust Series 2015-2, Class A(a) (1M USD LIBOR + 0.550%)
	$950,000	2.857	07/15/19	950,000

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(c) – (continued)
Warwick Finance Residential Mortgages No. One PLC Series 1, Class A (3M GBP LIBOR + 1.000%)
GBP	1,486,682	1.804%	09/21/49	$ 1,891,222

				14,323,680

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$ 18,639,360

Commercial Mortgage-Backed Securities(a)(c) – 0.6%
Sequential Floating Rate – 0.6%
Bancorp Commercial Mortgage Trust Series 2018-CRE4, Class A (1M LIBOR + 0.900%)
	$972,937	3.355%	09/15/35	$ 972,935
Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A (1M LIBOR + 0.830%)
	2,000,000	3.285	06/15/35	1,965,251

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$ 2,938,186

Federal Agencies – 34.1%
Adjustable Rate FHLMC(c) – 0.0%
FHLMC (12M USD LIBOR + 1.768%)
	$36,233	4.524%	09/01/35	$ 37,861

FHLMC – 1.0%
	140,982	6.000	08/01/27	151,614
	14,928	5.000	08/01/33	15,909
	2,813	5.000	09/01/33	2,998
	3,702	5.000	10/01/33	3,945
	3,682	5.000	11/01/34	3,925
	210,439	5.000	12/01/34	224,316
	5,390	5.000	07/01/35	5,745
	3,042	5.000	11/01/35	3,242
	35,759	5.000	03/01/39	37,900
	8,677	5.000	05/01/39	9,197
	26,271	5.000	04/01/40	27,853
	4,732	5.000	08/01/40	5,017
	59,581	4.000	02/01/41	61,306
	792	5.000	04/01/41	842
	4,481	5.000	06/01/41	4,748
	3,926,914	4.500	08/01/48	4,112,564

				4,671,121

FNMA – 17.3%
	6,047	6.000	06/01/21	6,201
	17,176	5.000	08/01/23	17,677
	7,860	5.500	09/01/23	8,105
	5,011	5.500	10/01/23	5,172
	34,172	5.000	02/01/24	34,813
	16,907	5.500	05/01/25	17,119
	11,219	4.500	02/01/39	11,706
	10,322	4.500	04/01/39	10,843
	9,568	4.500	08/01/39	10,054
	144,485	4.500	12/01/39	151,829
	129,608	4.500	06/01/40	135,652
	57,427	4.500	08/01/41	60,077
	73,952	3.000	12/01/42	72,654
	174,172	3.000	01/01/43	171,118

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$50,958	3.000%	02/01/43	$ 50,065
17,023	3.000	03/01/43	16,729
246,002	3.000	04/01/43	241,765
41,372	3.000	05/01/43	40,659
55,363	3.000	06/01/43	54,409
17,573	3.000	07/01/43	17,270
60,883	5.000	06/01/44	63,991
25,016	3.500	03/01/45	25,090
619,224	3.000	04/01/45	606,238
2,450,258	4.500	04/01/45	2,570,213
272,420	4.500	05/01/45	285,842
1,614,290	4.500	06/01/45	1,680,960
758,627	4.000	11/01/45	775,422
239,548	4.000	03/01/46	244,770
165,961	4.000	06/01/46	169,530
40,436	4.000	08/01/46	41,305
268,060	4.000	10/01/46	273,824
255,195	4.000	06/01/47	261,456
2,339,642	4.500	07/01/47	2,439,414
532,665	4.500	11/01/47	555,246
581,767	4.000	12/01/47	596,585
1,771,513	4.000	01/01/48	1,816,358
3,416,711	4.000	02/01/48	3,501,733
2,623,708	4.000	03/01/48	2,688,577
958,162	4.000	05/01/48	981,519
1,939,053	4.000	06/01/48	1,988,745
2,924,672	4.000	07/01/48	2,999,620
988,946	4.500	09/01/48	1,036,433
48,000,000	4.500	TBA-30yr(i)	49,689,878
3,000,000	5.000	TBA-30yr(i)	3,141,652

			79,568,318

GNMA – 15.8%
33,499	5.500	11/15/32	35,830
19,121	5.500	01/15/33	20,361
47,567	5.500	02/15/33	52,152
48,153	5.500	03/15/33	52,990
51,487	5.500	07/15/33	55,910
23,753	5.500	08/15/33	26,040
10,103	5.500	09/15/33	10,862
34,181	5.500	04/15/34	36,892
8,431	5.500	05/15/34	8,954
212,087	5.500	09/15/34	229,487
218,430	5.500	12/15/34	236,416
159,630	5.500	01/15/35	172,764
886	5.500	05/15/36	941
8,490	4.000	02/20/41	8,766
12,943	4.000	11/20/41	13,365
2,145	4.000	01/20/42	2,214
6,856	4.000	04/20/42	7,077
3,805	4.000	10/20/42	3,927
1,186,941	4.000	08/20/43	1,224,828
1,470,156	4.000	10/20/43	1,515,245
7,297	4.000	03/20/44	7,514
8,867	4.000	05/20/44	9,131
613,189	4.000	11/20/44	631,421
138,980	4.000	12/20/44	143,112
40,508	4.000	05/20/45	41,675
159,049	4.000	07/20/45	163,530
1,343,818	4.000	08/20/45	1,381,673
919,906	4.000	01/20/46	945,820

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$24,702,302	4.500%	07/20/48		$ 25,579,662
15,920,035	4.500	08/20/48		16,482,859
9,961,351	4.500	10/20/48		10,314,295
4,990,181	4.500	11/20/48		5,166,989
8,000,000	5.000	TBA-30yr	(i)	8,321,384

				72,904,086

TOTAL FEDERAL AGENCIES				$157,181,386

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $177,604,195)				$178,758,932

Agency Debentures – 3.2%
FHLB
$2,400,000	4.625%	09/11/20		$ 2,479,596
400,000	5.375	08/15/24		453,756
FNMA
4,000,000	1.875	09/24/26		3,722,600
800,000	6.250	05/15/29		1,022,256
Hashemite Kingdom of Jordan Government AID Bond(j)
1,600,000	2.503	10/30/20		1,598,576
Israel Government AID Bond(j)
2,000,000	5.500	09/18/23		2,244,300
300,000	5.500	12/04/23		337,518
877,000	5.500	04/26/24		995,009
40,000	5.500	09/18/33		50,830
NCUA Guaranteed Notes Series A4(j)
600,000	3.000	06/12/19		600,614
Tennessee Valley Authority
1,200,000	3.875	02/15/21		1,230,336

TOTAL AGENCY DEBENTURES (Cost $14,940,267)				$ 14,735,391

Asset-Backed Securities(c) – 14.1%
Collateralized Loan Obligations – 5.2%
Crown Point CLO Ltd. Series 2015-3A, Class A1AR(a) (3M USD LIBOR + 0.910%)
$3,200,000	3.249%	12/31/27		$ 3,161,424
Cutwater Ltd. Series 2014-1A, Class A1AR(a) (3M USD LIBOR + 1.250%)
2,503,554	3.589	07/15/26		2,501,238
KREF Ltd. Series 2018-FL1, Class A(a) (1M USD LIBOR + 1.100)
1,950,000	3.402	06/15/36		1,949,965
Madison Park Funding XXX Ltd. Series 2018-30A, Class A(a) (3M USD LIBOR + 0.750%)
4,050,000	3.089	04/15/29		3,949,767
MidOcean Credit CLO Series 2018-8X, Class A2(b) (3M USD LIBOR + 1.300%)
500,000	3.622	02/20/31		486,764
Orec Ltd. Series 2018-CRE1, Class A(a) (1M USD LIBOR + 1.180%)
1,475,000	3.487	06/15/36		1,454,669

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(c) – (continued)
Collateralized Loan Obligations – (continued)
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A(a) (1M USD LIBOR + 0.850%)
$849,988	3.165%	06/25/35	$ 844,228
Recette CLO Ltd. Series 2015-1A, Class AR(a) (3M USD LIBOR + 0.920%)
4,350,000	3.268	10/20/27	4,298,918
TPG Real Estate Finance Issuer Ltd. Series 2018-FL2, Class A(a) (1M USD LIBOR + 1.130%)
2,400,000	3.373	11/15/37	2,373,746
Whitehorse Ltd. Series 2014-9A, Class AR(a) (3M USD LIBOR + 1.160%)
3,076,635	3.496	07/17/26	3,063,556

			24,084,275

Home Equity – 0.7%
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2 (1M LIBOR + 0.800%)
6,055	3.115	10/27/32	5,720
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1 (1M USD LIBOR + 0.660%)
1,810	2.975	10/25/32	1,774
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1 (1M USD LIBOR + 0.620%)
1,127	2.935	01/25/32	1,071
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 1A1
17,292	6.975	09/25/37	17,388
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 2A1
25,566	3.762	09/25/37	26,405
Home Equity Asset Trust Series 2002-1, Class A4 (1M USD LIBOR + 0.600%)
257	2.915	11/25/32	232
Home Equity Loan Trust Series 2007-FRE1, Class 2AV3 (1M USD LIBOR + 0.230%)
1,400,000	2.545	04/25/37	1,206,717
Morgan Stanley Mortgage Loan Trust Series 2007-7AX, Class 1A (1M USD LIBOR + 0.220%)
3,201,024	2.535	04/25/37	1,269,824
Renaissance Home Equity Loan Trust Series 2003-2, Class A (1M USD LIBOR + 0.880%)
1,028	3.195	08/25/33	1,004
Renaissance Home Equity Loan Trust Series 2003-3, Class A (1M USD LIBOR + 1.000%)
2,728	3.315	12/25/33	2,666
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC6, Class A4 (1M USD LIBOR + 0.170%)
952,763	2.485	01/25/37	914,519

			3,447,320

Student Loan – 8.2%
Academic Loan Funding Trust Series 2012-1A, Class A2(a) (1M USD LIBOR + 1.100%)
2,438,807	3.415	12/27/44	2,450,847
Access Group, Inc. Series 2004-1, Class A2 (3M USD LIBOR + 0.210%)
1,749,255	2.583	09/26/33	1,707,270
ECMC Group Student Loan Trust Series 2016-1A, Class A(a) (1M USD LIBOR + 1.350%)
1,841,993	3.665	07/26/66	1,876,939
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(a) (1M USD LIBOR + 0.800%)
1,096,513	3.115	10/25/56	1,096,518

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(c) – (continued)
Student Loan – (continued)
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(a) (1M USD LIBOR + 1.350%)
$2,600,000	3.665%	03/25/36	$ 2,667,627
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(a) (1M USD LIBOR + 1.000%)
1,650,000	3.315	04/25/33	1,657,635
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
1,500,000	3.351	07/20/43	1,527,652
Navient Student Loan Trust Series 2016-5A, Class A(a) (1M USD LIBOR + 1.250%)
4,084,959	3.565	06/25/65	4,115,539
Navient Student Loan Trust Series 2016-7A, Class A(a) (1M USD LIBOR + 1.150%)
2,032,527	3.465	03/25/66	2,039,547
Navient Student Loan Trust Series 2017-2A, Class A(a) (1M USD LIBOR + 1.050%)
4,044,548	3.365	12/27/66	4,074,766
Nelnet Student Loan Trust Series 2006-1, Class A6(a) (3M USD LIBOR + 0.450%)
2,600,000	2.760	08/23/36	2,535,858
PHEAA Student Loan Trust Series 2016-1A, Class A(a) (1M USD LIBOR + 1.150%)
1,849,970	3.465	09/25/65	1,871,840
Scholar Funding Trust Series 2010-A, Class A(a) (3M USD LIBOR + 0.750%)
454,879	3.089	10/28/41	449,300
SLM Student Loan Trust Series 2003-7A, Class A5A(a) (3M USD LIBOR + 1.200%)
1,747,356	3.534	12/15/33	1,769,138
SLM Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.120%)
271,866	2.455	01/25/27	270,533
SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
1,501,066	2.475	10/25/28	1,490,051
SLM Student Loan Trust Series 2006-10, Class A5A (3M USD LIBOR + 0.100%)
479,761	2.435	04/25/27	479,373
SLM Student Loan Trust Series 2007-7, Class A4 (3M USD LIBOR + 0.330%)
862,089	2.665	01/25/22	846,542
SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
238,358	3.085	04/25/23	236,737
SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
563,746	3.985	07/25/22	570,677
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
1,749,934	4.035	07/25/23	1,777,867
SLM Student Loan Trust Series 2008-6, Class A4 (3M USD LIBOR + 1.100%)
1,208,166	3.435	07/25/23	1,216,132

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Asset-Backed Securities(c) – (continued)
Student Loan – (continued)
SLM Student Loan Trust Series 2008-8, Class A4 (3M USD LIBOR + 1.500%)
	$848,505	3.835%		04/25/23	$ 863,420

					37,591,808

TOTAL ASSET-BACKED SECURITIES (Cost $64,641,846)					$ 65,123,403

Foreign Debt Obligations – 1.0%
Sovereign – 1.0%
Dominican Republic
DOP	100,000	10.375%		03/04/22	$ 1,997
	300,000	14.500		02/10/23	6,640
	100,000	11.375		07/06/29	2,030
Perusahaan Penerbit SBSN Indonesia III(a)
	$220,000	4.150		03/29/27	210,925
Republic of Argentina
EUR	410,000	5.250		01/15/28	337,051
	40,000	2.260	(k)	12/31/38	25,321
	$200,000	2.500	(k)	12/31/38	110,250
EUR	100,000	6.250		11/09/47	82,780
	$1,100,000	6.875		01/11/48	763,125
Republic of Ecuador
	360,000	9.625		06/02/27	325,710
	300,000	8.875	(a)	10/23/27	258,750
Republic of Indonesia(a)
EUR	250,000	2.150		07/18/24	288,944
	$1,060,000	4.750		01/08/26	1,072,708
Republic of South Africa
ZAR	1,650,000	8.000		01/31/30	103,719
	4,340,000	7.000		02/28/31	247,844
	4,894,000	8.250		03/31/32	305,573
	1,520,000	8.875		02/28/35	97,949

Principal Amount		Interest Rate	Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
Republic of South Africa – (continued)
ZAR	2,515,000	6.250%	03/31/36	$ 124,508
	40,000	9.000	01/31/40	2,555
	870,000	6.500	02/28/41	42,157
	2,330,000	8.750	01/31/44	144,163
Republic of Sri Lanka
	$200,000	6.850	11/03/25	185,750
United Mexican States
MXN	257,600	6.500	06/10/21	12,526
	403,700	8.000	12/07/23	20,074
	1,125,400	7.750	11/23/34	51,970
	48,700	8.000	11/07/47	2,243

TOTAL FOREIGN DEBT OBLIGATIONS (Cost $5,424,145)				$ 4,827,262

Municipal Debt Obligations – 1.4%
California(b) – 0.4%
California State GO Bonds Build America Taxable Series 2009
	$210,000	7.550%	04/01/39	$ 300,835
California State GO Bonds Build America Taxable Series 2010
	625,000	7.950	03/01/36	659,850
East Bay Municipal Utility Disrtict Water System RB Build America SubSeries 2010
	900,000	5.874	06/01/40	1,157,706

				2,118,391

Illinois – 0.4%
Illinois State GO Bonds Build America Series 2010(b)
	115,000	6.630	02/01/35	122,284
	730,000	7.350	07/01/35	809,154
Illinois State GO Bonds Taxable-Pension Series 2003
	965,000	5.100	06/01/33	920,060

				1,851,498

Minnesota(b)(c) – 0.1%
Northstar Education Finance, Inc. (Student Loan Asset Backed) Series 2007-1, Class A1 (3M USD LIBOR + 0.100%)
	310,622	2.439	04/28/30	309,583

New York(b) – 0.1%
Port Authority of New York & New Jersey Consolidated Bonds - 192 Series 2015
	375,000	4.810	10/15/65	407,205

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Debt Obligations – (continued)
Ohio(b) – 0.1%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
$250,000	6.270%		02/15/50	$ 310,250

Puerto Rico(f) – 0.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 B(b)
15,000	6.050		08/01/36	11,363
40,000	6.050		08/01/37	30,300
15,000	6.050		08/01/39	11,363
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 C(b)
190,000	6.000		08/01/31	143,925
35,000	6.000		08/01/32	26,513
95,000	6.000		08/01/38	71,962
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2008 A(b)
10,000	6.130		08/01/28	7,575
35,000	6.130		08/01/29	26,513
45,000	6.130		08/01/30	34,088
40,000	6.130		08/01/37	30,300
70,000	6.130		08/01/38	53,025
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2009 C(b)
25,000	5.750		08/01/57	19,375
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C
20,000	5.000		08/01/21	15,500
90,000	5.000	(b)	08/01/40	69,750
195,000	5.250	(b)	08/01/40	151,125
95,000	5.000	(b)	08/01/46	73,625
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 D(b)
20,000	4.850		08/01/36	15,125
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A(b)
35,000	5.500		08/01/22	16,231
70,000	6.750		08/01/32	32,463
130,000	5.750		08/01/37	60,287
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A(b)
25,000	4.500		08/01/21	11,469
5,000	5.500		08/01/37	2,319
40,000	5.500		08/01/42	18,550
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C(b)
15,000	5.375		08/01/38	6,956

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Debt Obligations – (continued)
Puerto Rico(f) – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C(b) – (continued)
$290,000	6.000%		08/01/39	$ 134,487
295,000	5.250		08/01/41	136,806
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1(b)
150,000	5.000		08/01/43	69,562
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A(b)
15,000	5.500		08/01/28	6,956

				1,287,513

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $5,793,620)				$ 6,284,440

U.S. Treasury Obligations – 11.5%
United States Treasury Bonds
$3,960,000	2.750%		11/15/42	$ 3,789,739
5,990,000	3.625	(l)	02/15/44	6,641,117
4,120,000	3.125		08/15/44	4,207,988
2,080,000	3.000		11/15/44	2,077,931
9,410,000	2.875	(l)	11/15/46	9,156,050
4,400,000	3.000		05/15/47	4,385,045
4,390,000	2.750		11/15/47	4,158,072
United States Treasury Inflation Indexed Notes
9,761,609	0.750		07/15/28	9,564,741
United States Treasury Notes
1,350,000	2.750		06/30/25	1,363,749
3,980,000	2.000		11/15/26	3,801,293
2,200,000	2.875		08/15/28	2,235,036
United States Treasury Strip Coupon(m)
2,800,000	0.000		02/15/35	1,752,953

TOTAL U.S. TREASURY OBLIGATIONS (Cost $53,015,969)				$ 53,133,714

TOTAL INVESTMENTS – 111.9%(Cost $521,014,586)				$516,349,543

LIABILITIES IN EXCESS OF OTHER ASSETS – (11.9)%				(55,055,565)

NET ASSETS – 100.0%				$461,293,978

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $94,446,897, which represents approximately 20.5% of the Fund’s net assets as of December 31, 2018. The liquidity determination is unaudited.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(d)	Actual maturity date is September 15, 2166.

(e)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $12,394,202, which represents approximately 2.7% of the Fund’s net assets as of December 31, 2018.

(f)	Security is currently in default and/or non-income producing.

(g)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(i)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $61,152,914 which represents approximately 13.3% of the Fund’s net assets as of December 31, 2018.

(j)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $5,826,847, which represents approximately 1.3% of the Fund’s net assets as of December 31, 2018.

(k)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on December 31, 2018.

(l)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(m)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CNH	— Chinese Yuan Renminbi Offshore
COP	— Colombian Peso
CZK	— Czech Koruna
DOP	— Dominican Peso
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PHP	— Philippine Peso
PLN	— Polish Zloty

RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
AUDOR	— Australian Dollar Offered Rate
CDOR	— Canadian Dollar Offered Rate
CHFOR	— Swiss Franc Offered Rate
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Indexes
EURO	— Euro Offered Rate
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GMAC	— General Motors Acceptance Corporation
GNMA	— Government National Mortgage Association
GO	— General Obligation
JIBAR	— Johannesburg Interbank Agreed Rate
JYOR	— Japanese Yen Offered Rate
KWCDC	— South Korean Won Certificate of Deposit
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
MTA	— Monthly Treasury Average
NCUA	— National Credit Union Administration
NIBOR	— Norwegian Interbank Offered Rate
NZDOR	— New Zealand Dollar Offered Rate
PLC	— Public Limited Company
RB	— Revenue Bond
REMIC	— Real Estate Mortgage Investment Conduit
STIBOR	— Stockholm Interbank Offered Rate
STRIPS	— Separate Trading of Registered Interest and Principal of Securities
TIIE	— La Tasa de Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	ARS	62,762,136	USD	1,604,846	01/14/19	$27,318
	BRL	1,616,072	USD	413,773	01/03/19	3,080
	BRL	6,797,858	USD	1,740,544	02/04/19	9,597
	CAD	231,916	AUD	238,697	03/20/19	1,837
	CHF	4,084,322	EUR	3,627,961	03/20/19	2,124
	CNH	14,419,404	USD	2,087,564	03/20/19	11,410
	CZK	65,509,902	EUR	2,516,610	03/20/19	20,291
	EUR	730,145	CAD	1,127,539	03/20/19	14,808
	EUR	1,183,279	NOK	11,578,051	03/20/19	21,167
	EUR	359,156	SEK	3,643,539	03/20/19	536
	EUR	4,269,136	USD	4,886,707	02/08/19	20,775
	EUR	7,323,592	USD	8,407,910	03/20/19	40,277
	GBP	495,094	EUR	544,685	03/20/19	5,196
	GBP	996,359	USD	1,272,685	03/20/19	2,255
	HUF	122,687,640	EUR	380,178	03/20/19	1,759
	HUF	217,378,619	USD	770,109	03/20/19	10,045
	IDR	53,335,668,067	USD	3,621,645	01/14/19	74,341
	INR	18,163,754	USD	257,916	01/07/19	3,226
	INR	312,754,872	USD	4,416,835	01/15/19	75,523
	JPY	138,121,600	EUR	1,088,000	03/20/19	13,393
	JPY	101,561,363	USD	907,392	01/15/19	20,404
	JPY	383,231,369	USD	3,418,415	03/20/19	101,058
	KRW	797,241,864	USD	712,627	01/28/19	3,794
	MXN	37,333,275	USD	1,842,512	03/20/19	33,463
	MYR	4,067,545	USD	973,800	01/07/19	10,363
	MYR	1,800,461	USD	431,209	01/10/19	4,493
	NOK	19,588,402	EUR	1,965,567	03/20/19	6,144
	NOK	3,591,184	USD	410,929	03/20/19	5,884
	PHP	45,679,787	USD	861,408	01/04/19	7,797
	PLN	5,217,933	EUR	1,206,737	03/20/19	4,920
	PLN	1,626,056	USD	431,045	03/20/19	4,288
	SEK	30,160,843	EUR	2,937,283	03/20/19	36,826
	SEK	18,803,000	USD	2,101,426	02/07/19	26,704
	SGD	731,351	USD	535,728	03/20/19	1,860
	TRY	1,790,116	USD	314,746	03/20/19	9,403
	TWD	39,490,280	USD	1,291,123	01/07/19	1,204
	USD	1,060,036	AUD	1,498,377	01/16/19	4,284
	USD	3,029,433	AUD	4,139,963	03/20/19	109,449
	USD	2,797,544	BRL	10,827,266	01/03/19	4,739
	USD	664,203	BRL	2,571,085	02/04/19	2,264
	USD	3,155,766	CAD	4,139,248	01/24/19	121,765
	USD	7,025,831	CAD	9,327,161	03/20/19	180,996
	USD	431,822	CNH	2,960,488	03/20/19	876
	USD	306,280	COP	988,580,246	01/28/19	2,326
	USD	15,270,429	EUR	13,260,416	02/08/19	27,240
	USD	419,757	EUR	363,804	03/20/19	88
	USD	11,578,033	GBP	9,045,586	01/17/19	38,342
	USD	437,017	IDR	6,300,256,013	01/14/19	430
	USD	433,127	KRW	481,559,150	01/28/19	386
	USD	5,923,227	NZD	8,694,645	03/20/19	79,093
	USD	1,321,861	RUB	88,219,602	02/21/19	64,673
	USD	1,100,809	TWD	33,607,701	01/07/19	993
	USD	166,096	ZAR	2,388,373	03/20/19	$1,691

TOTAL						$1,277,198

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	AUD	1,202,012	EUR	759,057	03/20/19	(27,817)
	AUD	233,562	JPY	18,214,251	03/20/19	(2,539)
	AUD	598,249	NZD	629,262	03/20/19	(1,005)
	AUD	1,403,634	USD	993,009	01/16/19	(4,013)
	AUD	6,912,393	USD	5,055,334	03/20/19	(179,909)
	BRL	16,724,010	USD	4,320,534	01/03/19	(6,712)
	CAD	3,458,212	EUR	2,282,600	03/20/19	(95,266)
	CAD	233,987	JPY	19,512,409	03/20/19	(7,482)
	CAD	5,017,000	USD	3,824,965	01/24/19	(147,586)
	CAD	6,255,608	USD	4,684,352	03/20/19	(93,609)
	COP	4,205,198,672	USD	1,320,406	01/28/19	(27,454)
	EUR	1,126,469	CHF	1,274,855	03/20/19	(7,515)
	EUR	363,208	CZK	9,410,033	03/20/19	(937)
	EUR	381,207	GBP	344,760	03/20/19	(1,410)
	EUR	363,208	HUF	116,916,090	03/20/19	(621)
	EUR	381,079	PLN	1,647,139	03/20/19	(1,380)
	EUR	748,789	RON	3,518,187	03/20/19	(972)
	EUR	340,803	SEK	3,499,134	03/20/19	(4,236)
	EUR	6,358,304	USD	7,322,096	02/08/19	(13,061)
	GBP	342,606	EUR	383,336	03/20/19	(3,801)
	GBP	2,037,446	USD	2,630,274	01/17/19	(31,051)
	GBP	1,869,447	USD	2,395,883	03/20/19	(3,740)
	IDR	5,437,864,537	USD	378,681	01/14/19	(1,855)
	KRW	285,794,451	USD	257,916	01/28/19	(1,094)
	NOK	48,635,627	EUR	4,979,851	03/20/19	(99,625)
	NOK	1,479,549	USD	174,749	03/20/19	(3,024)
	NZD	618,384	EUR	363,941	03/20/19	(4,179)
	NZD	3,180,331	USD	2,186,288	03/20/19	(48,617)
	PHP	117,774,953	USD	2,244,187	01/04/19	(3,142)
	PLN	1,636,746	EUR	380,073	03/20/19	(242)
	RUB	122,942,563	USD	1,829,832	02/21/19	(77,816)
	SGD	381,561	USD	280,605	03/20/19	(134)
	TRY	3,219,165	USD	586,144	03/20/19	(3,229)
	TWD	33,607,701	USD	1,102,253	01/18/19	(1,185)
	USD	1,926,066	BRL	7,512,816	01/03/19	(11,804)
	USD	6,639,420	CNH	46,236,603	03/20/19	(91,052)
	USD	5,763,409	EUR	5,032,426	03/20/19	(41,786)
	USD	836,926	GBP	659,280	03/20/19	(6,689)
	USD	2,006,199	IDR	29,161,554,258	01/14/19	(14,602)
	USD	259,519	INR	18,163,754	01/07/19	(1,623)
	USD	4,607,432	INR	335,337,139	01/15/19	(209,292)
	USD	770,973	JPY	86,292,410	01/15/19	(17,337)
	USD	3,888,510	JPY	433,764,869	03/20/19	(95,047)
	USD	1,326,817	KRW	1,490,909,786	01/28/19	(12,951)
	USD	51,789	MXN	1,075,301	02/07/19	(2,599)
	USD	1,649,494	MXN	33,239,042	03/20/19	(20,749)
	USD	3,092,394	PHP	163,454,740	01/04/19	(17,856)
	USD	2,238,217	PHP	117,774,953	02/04/19	(3,422)
	USD	1,607,910	SEK	14,387,152	02/07/19	(20,433)
	USD	592,579	SEK	5,238,978	03/20/19	(2,375)
	USD	191,023	SGD	261,854	03/20/19	(1,456)
	USD	493,812	TRY	2,729,237	03/20/19	(390)
	USD	191,291	TWD	5,882,579	01/07/19	(1,218)
	USD	488,967	TWD	15,013,733	01/18/19	(2,918)
	USD	989,606	ZAR	14,302,384	01/15/19	(2,661)
	ZAR	4,867,184	USD	345,249	03/20/19	$(10,210)

TOTAL						$(1,494,728)

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At December 31, 2018, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FNMA	4.000%	TBA - 30yr	01/14/19	$(7,000,000)	$(7,135,366)
GNMA	4.000	TBA - 30yr	01/23/19	(5,000,000)	(5,120,147)

TOTAL (Proceeds Receivable: $(12,135,078))					$(12,255,513)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Ultra Long U.S. Treasury Bonds	25	03/20/19	$4,016,406	$72,114
5 Year German Euro-Bobl	115	03/07/19	17,460,996	47,699
10 Year German Euro-Bund	68	03/07/19	12,741,561	55,140
20 Year U.S. Treasury Bonds	119	03/20/19	17,374,000	555,458
2 Year U.S. Treasury Notes	275	03/29/19	58,385,937	393,246
5 Year U.S. Treasury Notes	257	03/29/19	29,474,688	280,109
10 Year U.S. Treasury Notes	187	03/20/19	22,816,922	152,132

Total				$1,555,898

Short position contracts:
Eurodollars	(69)	06/17/19	(16,786,837)	118,047
Eurodollars	(24)	09/16/19	(5,840,400)	(8,456)
Eurodollars	(1,126)	12/16/19	(274,040,250)	(809,606)
Eurodollars	(113)	12/14/20	(27,552,225)	(149,837)
French 10 Year Government Bonds	(69)	03/07/19	(11,921,754)	13,227
Italian 10 Year Government Bonds	(16)	03/07/19	(2,343,196)	(69,114)
Ultra 10 Year U.S. Treasury Notes	(132)	03/20/19	(17,170,313)	(546,014)
3 Month Euribor Interest Rate	(311)	12/16/19	(89,304,742)	(49,490)

Total				$(1,501,243)

TOTAL FUTURES CONTRACTS				$54,655

SWAP CONTRACTS — At December 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1M BID Avg(a)	7.250%	01/02/20	BRL	17,525		$34,273	$4,839	$29,434
Mexico IB TIIE 28D(b)	7.600	06/17/20	MXN	28,125		(21,282)	(912)	(20,370)
3M JIBAR(c)	7.500	09/19/20	ZAR	10,300		2,365	706	1,659
6M EURO(c)	0.085(d)	11/22/20	EUR	57,940	(f)	77,345	3,166	74,179
1M BID Avg(a)	8.000	01/04/21	BRL	9,575		32,039	4,059	27,980
3M EURO(c)	0.100(d)	01/16/21	EUR	32,150	(f)	98,105	(64,967)	163,072
0.050%(d)	3M STIBOR(c)	01/16/21	SEK	279,800	(f)	13,205	(258,912)	272,117
8.900(b)	Mexico IB TIIE 28D	03/17/21	MXN	44,800	(f)	(12,399)	12	(12,411)
3M NZDOR(c)	2.250(e)	03/20/21	NZD	33,910	(f)	120,767	83,074	37,693
6M CDOR(e)	2.500	03/20/21	CAD	11,300	(f)	43,971	4,202	39,769
2.750(e)	3M LIBOR(c)	03/20/21		$46,590	(f)	(108,065)	121,890	(229,955)
6M EURO(e)	0.350(d)	12/16/21	EUR	52,870	(f)	433,069	(401,880)	834,949
0.500(d)	3M STIBOR(c)	12/16/21	SEK	410,250	(f)	(160,009)	(183,123)	23,114
6M EURO(e)	0.600(d)	09/28/22	EUR	22,490	(f)	202,873	(117,331)	320,204
6.750(b)	Mexico IB TIIE 28D	12/14/22	MXN	10		31	19	12
6M EURO(e)	0.500(d)	03/20/23	EUR	15,140	(f)	275,893	204,742	71,151
0.500(d)	3M STIBOR(e)	03/20/23	SEK	121,760	(f)	(52,802)	(37,171)	(15,631)
2.550(d)	6M WIBOR(e)	03/21/23	PLN	18,000		(171,568)	9,743	(181,311)
1.100	6M GBP	08/01/23	GBP	8,240		(44,824)	(101,790)	56,966

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

6M EURO	0.670%	08/03/23	EUR	14,460	(f)	$175,028	$(177,116)	$352,144
6M EURO(e)	0.500(d)	03/20/24		62,180	(f)	913,111	602,043	311,068
3M NIBOR(e)	2.000(d)	03/20/24	NOK	29,040	(f)	27,217	11,395	15,822
6M CDOR(e)	2.500	03/20/24	CAD	23,400	(f)	165,401	(890)	166,291
2.750%(e)	3M LIBOR(c)	03/20/24		$28,200	(f)	(237,836)	115,938	(353,774)
0.750(d)	3M STIBOR(c)	03/20/24	SEK	332,540	(f)	(348,611)	(282,026)	(66,585)
2.750(e)	6M AUDOR	03/20/24	AUD	27,240	(f)	(481,230)	(361,494)	(119,736)
3M LIBOR	2.750	12/21/27		$1,470	(f)	(1,794)	(33,779)	31,985
0.500(e)	6M JYOR	03/22/28	JPY	232,740	(f)	(25,973)	(2,353)	(23,620)
2.000(e)	6M GBP	06/21/28	GBP	7,000	(f)	(187,731)	(292,595)	104,864
1.900(e)	6M GBP	08/03/28		6,060	(f)	(124,418)	(11,773)	(112,645)
6M CHFOR(e)	1.050(d)	08/07/28	CHF	9,560	(f)	130,386	(6,556)	136,942
2.365(c)	3M KWCDC	08/07/28	KRW	4,213,020		(81,074)	(28,178)	(52,896)
3M LIBOR(c)	3.000(c)	09/20/28		$2,050	(f)	13,548	(25,589)	39,137
2.250(c)	3M KWCDC	09/20/28	KRW	2,469,030		(35,776)	3,343	(39,119)
Mexico IB TIIE 28D(b)	9.290	10/18/28	MXN	221,075	(f)	33,997	(120,183)	154,180
3.250(e)	3M LIBOR(c)	10/27/28		$1,025	(f)	(17,144)	(2,634)	(14,510)
Mexico IB TIIE 28D(b)	9.300	10/27/28	MXN	58,550	(f)	9,365	(40,911)	50,276
3.125(d)	6M WIBOR(e)	12/05/28	PLN	3,860	(f)	(10,171)	16	(10,187)
1.150(d)	6M GBP	12/18/28	GBP	1,510	(f)	966	1,778	(812)
6M EURO(e)	1.000(d)	03/20/29	EUR	7,580	(f)	127,011	68,699	58,312
3M LIBOR(c)	3.000(e)	03/20/29		$1,650	(f)	41,512	11,275	30,237
1.250(d)	3M STIBOR(e)	03/20/29	SEK	27,800	(f)	(25,283)	(15,468)	(9,815)
1.000(d)	6M EURO(e)	03/20/29	EUR	290	(f)	(4,859)	(2,338)	(2,521)
6M EURO(e)	1.500(e)	06/19/29		3,760	(f)	(5,923)	(8,996)	3,073
3M LIBOR(c)	2.750(e)	06/16/37		$2,830	(f)	(51,607)	(122,712)	71,105
1.250(e)	6M JYOR	06/14/38	JPY	96,960	(f)	(29,040)	(19,284)	(9,756)
3M LIBOR(c)	3.500(e)	11/08/48		$3,090	(f)	213,355	57,021	156,334
1.000(e)	6M JYOR	03/20/49	JPY	561,690	(f)	(386,680)	(205,611)	(181,069)

TOTAL						$558,734	$(1,618,612)	$2,177,346

(a)	Payments made at termination date.
(b)	Payments made monthly.
(c)	Payments made quarterly.
(d)	Payments made annually.
(e)	Payments made semi-annually.
(f)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2018.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Credit Spread at December 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.376%	Barclays Bank PLC	12/20/21	$1,130	$(20,600)	$(2,356)	$(18,244)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	Barclays Bank PLC	06/20/21	80	(1,320)	361	(1,681)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.125	Barclays Bank PLC	03/20/19	270	(605)	(45)	(560)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	BoA Securities LLC	06/20/21	900	(14,843)	4,935	(19,778)

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund (a)	Credit Spread at December 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased: (continued)
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.256%	BoA Securities LLC	12/20/20	$830	$(12,228)	$1,940	$(14,168)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.119	BoA Securities LLC	06/20/19	100	(447)	(58)	(389)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	Citibank NA	06/20/21	560	(9,236)	2,593	(11,829)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.462	Citibank NA	06/20/22	280	(5,102)	(2,934)	(2,168)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.256	Citibank NA	12/20/20	720	(10,608)	2,394	(13,002)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.125	Citibank NA	03/20/19	2,970	(6,651)	(595)	(6,056)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.119	Citibank NA	06/20/19	4,390	(19,640)	(1,858)	(17,782)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.125	Citibank NA	03/20/19	110	(246)	(19)	(227)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	Deutsche Bank AG (London)	06/20/21	460	(7,587)	2,652	(10,239)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.256	JPMorgan Securities, Inc.	12/20/20	6,410	(94,437)	19,806	(114,243)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.462	JPMorgan Securities, Inc.	06/20/22	580	(10,567)	(6,116)	(4,451)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	JPMorgan Securities, Inc.	06/20/21	10	(165)	47	(212)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.125	JPMorgan Securities, Inc.	03/20/19	270	(605)	(41)	(564)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.119	JPMorgan Securities, Inc.	06/20/19	120	(536)	(75)	(461)

TOTAL						$(215,423)	$20,631	$(236,054)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/ Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at December 31, 2018(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
CDX.EM Index 30	(1.000)%	2.065%	12/20/23		$590	$27,504	$28,267	$(763)
iTraxx Europe Series 30	(1.000)	0.888	12/20/23	EUR	4,200	(27,908)	(37,408)	9,500
Protection Sold:
CDX.NA.IG Index 30	1.000	0.806	06/20/23		$9,925	82,824	139,391	(56,567)
CDX.NA.IG Index 31	1.000	0.878	12/20/23		26,305	155,332	310,242	(154,910)
iTraxx Europe Index Series 30	1.000	0.888	12/20/23	EUR	5,380	35,749	47,096	(11,347)

TOTAL						$273,501	$487,588	$(214,087)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2018, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
1Y IRS	Citibank NA	$3.010	11/01/2019	9,700,000	$9,700,000	$346,127	$139,174	$206,953
2Y IRS	Citibank NA	2.250	03/30/2020	13,200,000	13,200,000	63,588	45,692	17,896
2Y IRS	Citibank NA	2.350	05/05/2020	15,500,000	15,500,000	91,690	37,898	53,792
2Y IRS	JPMorgan Securities, Inc.	2.265	08/06/2020	19,500,000	19,500,000	118,753	53,625	65,128
2Y IRS	MS & Co. Int. PLC	2.450	04/27/2020	9,100,000	9,100,000	60,187	26,000	34,187
2Y IRS	MS & Co. Int. PLC	2.450	04/30/2020	9,600,000	9,600,000	63,935	27,429	36,506

				76,600,000	$76,600,000	$744,280	$329,818	$414,462

Puts
1Y IRS	Citibank NA	2.450	01/23/2019	7,200,000	7,200,000	3,618	80,800	(77,182)
1Y IRS	Citibank NA	2.400	01/25/2019	4,700,000	4,700,000	1,862	48,044	(46,182)
1Y IRS	Citibank NA	2.750	02/12/2019	2,500,000	2,500,000	24,487	42,500	(18,013)
1Y IRS	Citibank NA	2.750	02/13/2019	4,700,000	4,700,000	46,639	82,250	(35,611)
1Y IRS	BoA Securities LLC	2.750	03/04/2019	2,500,000	2,500,000	28,158	40,556	(12,398)
1Y IRS	JPMorgan Securities, Inc.	2.750	03/06/2019	2,300,000	2,300,000	26,386	38,333	(11,947)
2Y IRS	Citibank NA	2.450	03/26/2020	9,600,000	9,600,000	60,317	38,505	21,812

				33,500,000	$33,500,000	$191,467	$370,988	$(179,521)

Total Purchased option contracts				110,100,000	$110,100,000	$935,747	$700,806	$234,941

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
1Y IRS	Citibank NA	$3.098	11/01/2019	(4,200,000)	$(4,200,000)	$(322,500)	$(138,600)	$(183,900)
2Y IRS	Citibank NA	2.338	03/30/2020	(2,900,000)	(2,900,000)	(39,298)	(45,675)	6,377
2Y IRS	Citibank NA	2.377	05/05/2020	(3,400,000)	(3,400,000)	(52,399)	(37,825)	(14,574)
2Y IRS	JPMorgan Securities, Inc.	2.380	08/06/2020	(4,300,000)	(4,300,000)	(74,463)	(53,750)	(20,713)
2Y IRS	MS & Co. Int. PLC	2.483	04/30/2020	(2,100,000)	(2,100,000)	(38,319)	(27,300)	(11,019)
2Y IRS	MS & Co. Int. PLC	2.505	04/27/2020	(2,000,000)	(2,000,000)	(37,735)	(26,000)	(11,735)

				(18,900,000)	$(18,900,000)	$(564,714)	$(329,150)	$(235,564)

Puts
1Y IRS	BoA Securities LLC	2.795	03/04/2019	(1,100,000)	(1,100,000)	(19,164)	(40,150)	20,986
1Y IRS	Citibank NA	2.449	01/25/2019	(2,100,000)	(2,100,000)	(474)	(48,300)	47,826
1Y IRS	Citibank NA	2.503	01/23/2019	(3,200,000)	(3,200,000)	(990)	(80,800)	79,810
1Y IRS	Citibank NA	2.790	02/12/2019	(1,100,000)	(1,100,000)	(14,995)	(42,075)	27,080
1Y IRS	Citibank NA	2.799	02/13/2019	(2,100,000)	(2,100,000)	(30,893)	(82,688)	51,795
2Y IRS	Citibank NA	2.530	03/26/2020	(2,100,000)	(2,100,000)	(39,543)	(38,325)	(1,218)
1Y IRS	JPMorgan Securities, Inc.	2.793	03/06/2019	(1,000,000)	(1,000,000)	(17,636)	(37,499)	19,863

				(12,700,000)	$(12,700,000)	$(123,695)	$(369,837)	$246,142

Total Written option contracts				(31,600,000)	$(31,600,000)	$(688,409)	$(698,987)	$10,578

TOTAL				78,500,000	$78,500,000	$247,338	$1,819	$245,519

Abbreviations:
1Y IRS	— 1 Year Interest Rate Swaptions
2Y IRS	— 2 Year Interest Rate Swaptions
BoA Securities LLC	— Bank of America Securities LLC
CDX.EM Index 30	— CDX Emerging Markets Index 30
CDX.NA.IG Index 30	— CDX North America Investment Grade Index 30
CDX.NA.IG Index 31	— CDX North America Investment Grade Index 31
CS International (London)	— Credit Suisse International (London)
Mexico IB TIIE 28D	— Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	— Morgan Stanley & Co. International PLC

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 37.3%
Aerospace & Defense – 1.1%
Northrop Grumman Corp.(a)
$3,175,000	2.930%		01/15/25	$ 3,012,662
4,400,000	3.250		01/15/28	4,112,592
The Boeing Co.(a)
1,575,000	3.450		11/01/28	1,558,399
United Technologies Corp.
725,000	3.350		08/16/21	722,934
1,775,000	3.950	(a)	08/16/25	1,763,001
(3M USD LIBOR + 0.650%)
725,000	3.279	(a)(b)	08/16/21	721,375

				11,890,963

Agriculture – 0.7%
BAT Capital Corp.(a)
1,685,000	3.222		08/15/24	1,550,874
BAT International Finance PLC(c)
4,875,000	2.750		06/15/20	4,790,565
Reynolds American, Inc.(a)
900,000	4.450		06/12/25	866,592

				7,208,031

Airlines – 0.4%
Delta Air Lines, Inc.
4,250,000	3.400		04/19/21	4,223,973

Automotive – 0.3%
Ford Motor Credit Co. LLC
3,250,000	5.875		08/02/21	3,334,175

Banks – 8.8%
AIB Group PLC(c)
2,800,000	4.750		10/12/23	2,767,136
Banco Santander SA
400,000	4.250		04/11/27	371,432
600,000	4.379		04/12/28	558,900
Bank of America Corp.
3,050,000	4.125		01/22/24	3,089,131
1,243,000	4.000		04/01/24	1,250,147
350,000	6.110		01/29/37	384,853
(3M USD LIBOR + 0.940%)
2,625,000	3.864	(a)(b)	07/23/24	2,620,747
Barclays PLC(a)(b) (3M USD LIBOR + 1.400%)
2,725,000	4.610		02/15/23	2,700,230
BNP Paribas SA(c)
4,350,000	3.500		03/01/23	4,222,980
900,000	3.375		01/09/25	845,487

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
BPCE SA
$925,000	2.650%		02/03/21	$ 907,638
2,250,000	4.000	(c)	09/12/23	2,211,773
1,150,000	4.625	(c)	09/12/28	1,141,042
Capital One NA(a)
1,700,000	2.650		08/08/22	1,634,788
Citibank NA(a)
2,550,000	3.050		05/01/20	2,544,670
Citigroup, Inc.
1,300,000	4.600		03/09/26	1,281,488
3,175,000	3.400		05/01/26	2,988,088
1,150,000	4.125		07/25/28	1,078,827
Cooperatieve Rabobank UA
1,550,000	3.125		04/26/21	1,543,614
(3M USD LIBOR + 0.430%)
1,300,000	2.938	(b)	04/26/21	1,294,631
Credit Agricole SA(c)
1,050,000	3.250		10/04/24	983,903
Credit Suisse Group AG(a)(c)
1,400,000	4.282		01/09/28	1,350,216
(3M USD LIBOR + 1.410%)
2,175,000	3.869	(b)	01/12/29	2,028,166
Credit Suisse Group Funding Guernsey Ltd.
683,000	4.550		04/17/26	678,540
Deutsche Bank AG
425,000	2.500		02/13/19	424,388
4,775,000	2.700		07/13/20	4,629,611
HSBC Holdings PLC(a)(b)
(3M USD LIBOR + 1.000%)
850,000	3.640		05/18/24	826,736
(3M USD LIBOR + 1.055%)
2,200,000	3.262		03/13/23	2,153,514
Huntington Bancshares, Inc.(a)
1,625,000	4.000		05/15/25	1,631,565
JPMorgan Chase & Co.(a)(b)
(3M USD LIBOR + 1.000%)
5,300,000	4.023		12/05/24	5,337,842
(3M USD LIBOR + 1.337%)
3,750,000	3.782		02/01/28	3,636,375
(3M USD LIBOR + 1.360%)
800,000	3.882		07/24/38	727,696
(3M USD LIBOR + 3.800%)
2,250,000	5.300		12/29/49	2,225,587
Lloyds Bank PLC(b) (3M USD LIBOR + 0.490%)
1,550,000	3.079		05/07/21	1,532,222
Morgan Stanley, Inc.
4,700,000	3.700		10/23/24	4,626,539
700,000	4.000		07/23/25	691,131
(3M USD LIBOR + 0.847%)
3,725,000	3.737	(a)(b)	04/24/24	3,695,833
(3M USD LIBOR + 1.400%)
2,575,000	3.887	(a)(b)	10/24/23	2,563,515
PNC Bank NA
1,900,000	4.050		07/26/28	1,911,134

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Royal Bank of Canada
$1,475,000	3.200%		04/30/21	$ 1,476,210
(3M USD LIBOR + 0.390%)
1,525,000	2.910	(b)	04/30/21	1,514,630
Royal Bank of Scotland Group PLC
1,336,000	3.875		09/12/23	1,280,636
(3M USD LIBOR + 1.480%)
1,883,000	3.498	(a)(b)	05/15/23	1,805,778
(3M USD LIBOR + 1.550%)
2,100,000	4.519	(a)(b)	06/25/24	2,057,454
(3M USD LIBOR + 1.754%)
200,000	4.892	(a)(b)	05/18/29	191,058
Santander Holdings USA, Inc.(a)
650,000	2.650		04/17/20	641,752
Standard Chartered PLC(a)(b)(c) (3M USD LIBOR + 1.150%)
3,008,000	4.247		01/20/23	2,975,844
The Bank of New York Mellon Corp.(a)
825,000	3.300		08/23/29	774,782
UBS Group Funding Switzerland AG(c)
2,550,000	4.125		09/24/25	2,536,663
Wells Fargo & Co.
2,700,000	3.000		10/23/26	2,500,740

				94,847,662

Beverages(a) – 1.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(c)
850,000	4.700		02/01/36	790,840
1,175,000	4.900		02/01/46	1,087,615
Anheuser-Busch InBev Worldwide, Inc.
3,225,000	4.000		04/13/28	3,086,680
550,000	4.600		04/15/48	492,465
Bacardi Ltd.(c)
1,500,000	5.300		05/15/48	1,341,375
Constellation Brands, Inc.
800,000	4.400		11/15/25	806,352
(3M USD LIBOR + 0.700%)
2,100,000	3.209	(b)	11/15/21	2,096,199
Keurig Dr Pepper, Inc.(c)
1,400,000	4.057		05/25/23	1,394,526

				11,096,052

Chemicals – 1.2%
DowDuPont, Inc.(a)
1,575,000	4.205		11/15/23	1,609,713
975,000	4.493		11/15/25	1,003,236
900,000	4.725		11/15/28	935,739
Syngenta Finance NV(c)
2,115,000	3.698		04/24/20	2,115,931

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Chemicals – (continued)
Syngenta Finance NV(c) – (continued)
$2,590,000	3.933%		04/23/21	$ 2,549,182
1,375,000	4.892	(a)	04/24/25	1,292,307
The Sherwin-Williams Co.(a)
400,000	2.750		06/01/22	386,604
325,000	3.125		06/01/24	310,134
1,900,000	3.450		06/01/27	1,769,299
525,000	4.500		06/01/47	473,734

				12,445,879

Commercial Services – 0.0%
Ecolab, Inc.
133,000	5.500		12/08/41	152,205
231,000	3.950	(a)	12/01/47	217,369

				369,574

Computers(a) – 1.0%
Apple, Inc.
1,925,000	2.750		01/13/25	1,854,006
4,050,000	2.450		08/04/26	3,744,063
725,000	4.650		02/23/46	767,579
Dell International LLC/EMC Corp.(c)
3,250,000	5.450		06/15/23	3,311,392
Hewlett Packard Enterprise Co.
1,025,000	4.900		10/15/25	1,036,460

				10,713,500

Diversified Financial Services – 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2,075,000	4.625		07/01/22	2,075,622
1,450,000	3.300	(a)	01/23/23	1,375,325
American Express Co.(a)
700,000	3.625		12/05/24	684,474
Huarong Finance II Co. Ltd.
210,000	5.000		11/19/25	203,823
Nuveen LLC(a)(c)
950,000	4.000		11/01/28	977,807
Synchrony Financial(a)
877,000	4.500		07/23/25	796,386
TD Ameritrade Holding Corp.(a)
1,950,000	2.950		04/01/22	1,929,389

				8,042,826

Electrical – 1.7%
Alliant Energy Finance LLC(a)(c)
825,000	3.750		06/15/23	826,535

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electrical – (continued)
Alliant Energy Finance LLC(a)(c) – (continued)
$225,000	4.250%		06/15/28	$ 224,818
Arizona Public Service Co.(a)
1,175,000	2.950		09/15/27	1,104,535
Berkshire Hathaway Energy Co.(a)
800,000	3.250		04/15/28	761,760
Duke Energy Carolinas LLC(a)
800,000	3.950		03/15/48	765,840
Duke Energy Corp.(a)
2,100,000	3.150		08/15/27	1,966,041
Emera US Finance LP(a)
950,000	2.700		06/15/21	925,595
Enel Finance International NV(c)
1,375,000	2.875		05/25/22	1,295,594
Entergy Corp.(a)
1,025,000	2.950		09/01/26	945,429
Exelon Corp.(a)
1,125,000	3.497		06/01/22	1,099,001
Florida Power & Light Co.(a)
1,532,000	4.125		02/01/42	1,542,264
750,000	3.950		03/01/48	734,578
Pacific Gas & Electric Co.(a)(c)
775,000	4.250		08/01/23	712,992
Ruwais Power Co. PJSC(c)
280,000	6.000		08/31/36	304,500
Sempra Energy(a)(b) (3M USD LIBOR + 0.500%)
1,900,000	2.936		01/15/21	1,866,788
Southern California Edison Co.(a)
1,950,000	4.050		03/15/42	1,816,932
The Southern Co.(a)
1,730,000	3.250		07/01/26	1,618,657

				18,511,859

Electrical Components & Equipment(a) – 0.1%
Hubbell, Inc.
1,250,000	3.500		02/15/28	1,166,463

Engineering & Construction(a) – 0.0%
Mexico City Airport Trust
200,000	4.250		10/31/26	177,250
210,000	5.500		07/31/47	184,275

				361,525

Food & Drug Retailing – 0.5%
Kraft Heinz Foods Co.(a)
250,000	5.200		07/15/45	225,848
125,000	4.375		06/01/46	103,481
Smithfield Foods, Inc.(c)
1,200,000	2.700		01/31/20	1,185,120
2,350,000	2.650	(a)	10/03/21	2,242,158

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Food & Drug Retailing – (continued)
Tyson Foods, Inc.(a)
$1,250,000	3.900%		09/28/23	$ 1,247,588

				5,004,195

Gas(a) – 0.3%
NiSource, Inc.
1,275,000	3.650	(c)	06/15/23	1,278,111
2,500,000	3.490		05/15/27	2,393,225

				3,671,336

Hand/Machine Tools(a) – 0.1%
Stanley Black & Decker, Inc.
1,400,000	4.250		11/15/28	1,439,312

Healthcare Providers & Services – 1.4%
Aetna, Inc.(a)
750,000	2.800		06/15/23	712,320
Becton Dickinson & Co.(a)
2,575,000	2.894		06/06/22	2,493,398
2,475,000	3.363		06/06/24	2,369,614
300,000	4.669		06/06/47	282,312
(3M USD LIBOR + 0.875%)
2,225,000	3.678	(b)	12/29/20	2,210,004
Cigna Corp.(a)(c)
4,775,000	3.750		07/15/23	4,762,633
Stryker Corp.(a)
575,000	2.625		03/15/21	567,864
475,000	3.375		11/01/25	457,349
Thermo Fisher Scientific, Inc.(a)
450,000	3.000		04/15/23	437,481
UnitedHealth Group, Inc.
650,000	4.625		07/15/35	689,156

				14,982,131

Household Products – 0.1%
Kimberly-Clark Corp.
825,000	3.700		06/01/43	769,502

Insurance – 1.1%
AIA Group Ltd.(a)(c)
875,000	3.900		04/06/28	871,526
American International Group, Inc.(a)
2,375,000	3.900		04/01/26	2,286,982
750,000	4.200		04/01/28	722,363
Arch Capital Finance LLC(a)
1,200,000	4.011		12/15/26	1,202,796
Arch Capital Group Ltd.
1,125,000	7.350		05/01/34	1,423,597
Great-West Lifeco Finance 2018 LP(a)(c)
1,125,000	4.047		05/17/28	1,136,880

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Insurance – (continued)
MetLife, Inc.
$250,000	4.050%	03/01/45	$ 231,838
Prudential Financial, Inc.(a)
1,825,000	3.878	03/27/28	1,837,901
Teachers Insurance & Annuity Association of America(c)
560,000	4.900	09/15/44	580,474
The Northwestern Mutual Life Insurance Co.(c)
1,200,000	6.063	03/30/40	1,458,156

			11,752,513

Internet(a) – 0.5%
Amazon.com, Inc.
2,300,000	5.200	12/03/25	2,524,986
1,300,000	4.800	12/05/34	1,404,429
700,000	3.875	08/22/37	680,995
Expedia Group, Inc.
825,000	3.800	02/15/28	749,438

			5,359,848

Media – 2.0%
21st Century Fox America, Inc.
500,000	6.150	03/01/37	609,560
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
2,024,000	3.579	07/23/20	2,025,923
2,300,000	4.464	07/23/22	2,322,103
1,750,000	4.500	02/01/24	1,745,502
1,975,000	4.908	07/23/25	1,962,735
Comcast Corp.(a)
4,100,000	3.700	04/15/24	4,121,853
1,173,000	3.300	02/01/27	1,123,089
1,550,000	3.150	02/15/28	1,455,404
3,600,000	4.150	10/15/28	3,656,016
2,175,000	4.250	10/15/30	2,200,099
Time Warner Cable LLC(a)
275,000	5.875	11/15/40	258,610

			21,480,894

Mining(c) – 0.1%
Glencore Funding LLC
1,181,000	4.625	04/29/24	1,176,831

Oil Field Services – 2.5%
Anadarko Petroleum Corp.
950,000	8.700	03/15/19	960,042

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – (continued)
Anadarko Petroleum Corp. – (continued)
	$475,000	5.550	%(a)	03/15/26	$ 497,667
	775,000	6.450		09/15/36	824,267
BP Capital Markets America, Inc.(a)
	1,775,000	3.224		04/14/24	1,733,358
	1,300,000	4.234		11/06/28	1,331,447
Canadian Natural Resources Ltd.(a)
	1,225,000	3.850		06/01/27	1,159,462
Cenovus Energy, Inc.(a)
	1,025,000	4.250		04/15/27	933,785
Concho Resources, Inc.(a)
	1,050,000	4.300		08/15/28	1,027,782
Continental Resources, Inc.(a)
	4,650,000	4.500		04/15/23	4,562,812
	275,000	4.375		01/15/28	259,281
Devon Energy Corp.(a)
	514,000	5.850		12/15/25	542,193
	400,000	5.600		07/15/41	379,424
Dolphin Energy Ltd. LLC(c)
	75,864	5.888		06/15/19	76,243
Halliburton Co.(a)
	1,600,000	3.250		11/15/21	1,596,176
Marathon Oil Corp.(a)
	1,775,000	4.400		07/15/27	1,683,215
Marathon Petroleum Corp.(a)
	850,000	3.625		09/15/24	829,056
	700,000	3.800	(c)	04/01/28	658,938
Newfield Exploration Co.
	1,400,000	5.625		07/01/24	1,421,000
Petroleos Mexicanos
	628,000	6.375		02/04/21	634,437
EUR	1,250,000	5.125		03/15/23	1,476,943
	$550,000	6.500		03/13/27	517,000
	10,000	6.625		06/15/35	8,723
	23,000	6.750		09/21/47	19,018
	71,000	6.350		02/12/48	56,552
Phillips 66(a)
	1,600,000	3.900		03/15/28	1,539,792
Pioneer Natural Resources Co.(a)
	295,000	3.950		07/15/22	295,676
Reliance Industries Ltd.
	250,000	4.125		01/28/25	243,737
	450,000	3.667	(c)	11/30/27	410,557

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – (continued)
Valero Energy Corp.
$950,000	3.650%		03/15/25	$ 909,910
825,000	4.350	(a)	06/01/28	804,878

				27,393,371

Pharmaceuticals – 1.9%
AbbVie, Inc.
2,325,000	3.375		11/14/21	2,323,884
1,575,000	3.750	(a)	11/14/23	1,567,503
Allergan Funding SCS(a)
75,000	4.850		06/15/44	70,743
Bayer US Finance II LLC(a)(c)
850,000	3.875		12/15/23	834,130
3,325,000	4.250		12/15/25	3,251,451
1,150,000	4.375		12/15/28	1,096,985
CVS Health Corp.(a)
1,100,000	4.125		05/15/21	1,112,507
2,100,000	3.500		07/20/22	2,087,064
2,625,000	3.875		07/20/25	2,560,976
1,400,000	4.780		03/25/38	1,344,070
350,000	5.125		07/20/45	343,039
575,000	5.050		03/25/48	561,327
Elanco Animal Health, Inc.(c)
1,675,000	3.912		08/27/21	1,683,862
650,000	4.272	(a)	08/28/23	651,171
Teva Pharmaceutical Finance Netherlands III BV
920,000	2.800		07/21/23	800,666

				20,289,378

Pipelines – 3.0%
Abu Dhabi Crude Oil Pipeline LLC(c)
1,190,000	4.600		11/02/47	1,160,250
Columbia Pipeline Group, Inc.(a)
925,000	3.300		06/01/20	922,114
Energy Transfer Operating LP(a)
1,375,000	4.650		06/01/21	1,394,401
775,000	5.200		02/01/22	795,886
1,950,000	4.200		09/15/23	1,925,567
400,000	4.950		06/15/28	392,192
675,000	5.300		04/15/47	597,537

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
Energy Transfer Operating LP(a) – (continued)
$595,000	6.000%		06/15/48	$ 578,412
Enterprise Products Operating LLC(a)
215,000	3.350		03/15/23	212,235
85,000	3.750		02/15/25	84,044
(3M USD LIBOR + 2.778%)
1,350,000	5.516	(b)	06/01/67	1,194,372
EQM Midstream Partners LP(a)
3,625,000	4.750		07/15/23	3,607,781
Kinder Morgan Energy Partners LP(a)
4,500,000	3.450		02/15/23	4,397,850
MPLX LP(a)
575,000	4.800		02/15/29	573,511
700,000	4.500		04/15/38	614,768
325,000	4.700		04/15/48	281,723
1,425,000	5.500		02/15/49	1,381,124
ONEOK, Inc.(a)
2,000,000	4.550		07/15/28	1,977,780
Plains All American Pipeline LP/PAA Finance Corp.(a)
525,000	3.650		06/01/22	514,337
1,100,000	3.850		10/15/23	1,063,634
650,000	4.500		12/15/26	625,151
Sabine Pass Liquefaction LLC(a)
1,475,000	6.250		03/15/22	1,550,284
1,650,000	5.625		03/01/25	1,714,020
Sunoco Logistics Partners Operations LP(a)
1,250,000	5.400		10/01/47	1,123,775
The Williams Cos., Inc.(a)
785,000	3.600		03/15/22	770,642
1,400,000	3.900		01/15/25	1,359,288
800,000	4.000		09/15/25	774,088
Western Gas Partners LP(a)
900,000	3.950		06/01/25	837,153

				32,423,919

Real Estate Investment Trust(a) – 1.6%
American Campus Communities Operating Partnership LP
2,575,000	3.750		04/15/23	2,558,262
Crown Castle International Corp.
2,150,000	3.150		07/15/23	2,065,354
CubeSmart LP
1,500,000	4.000		11/15/25	1,483,095
Digital Realty Trust LP
1,525,000	2.750		02/01/23	1,455,963
Duke Realty LP
975,000	4.000		09/15/28	970,808

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trust(a) – (continued)
Healthcare Trust of America Holdings LP
$2,275,000	3.700%	04/15/23	$ 2,244,856
Kilroy Realty LP
1,500,000	3.800	01/15/23	1,498,740
1,025,000	4.750	12/15/28	1,043,020
National Retail Properties, Inc.
1,150,000	4.000	11/15/25	1,139,696
Ventas Realty LP
975,000	3.500	02/01/25	936,644
VEREIT Operating Partnership LP
1,675,000	4.625	11/01/25	1,677,144

			17,073,582

Retailing(a) – 0.5%
Dollar Tree, Inc.
975,000	4.000	05/15/25	937,394
1,000,000	4.200	05/15/28	947,660
Starbucks Corp.
1,850,000	3.800	08/15/25	1,827,837
The Home Depot, Inc.
1,250,000	3.900	12/06/28	1,279,525
Walmart, Inc.
800,000	4.050	06/29/48	796,824

			5,789,240

Semiconductors – 0.9%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
1,725,000	3.000	01/15/22	1,658,346
775,000	2.650	01/15/23	718,208
2,375,000	3.625	01/15/24	2,245,372
975,000	3.125	01/15/25	879,548
Microchip Technology, Inc.(c)
1,025,000	3.922	06/01/21	1,009,756
NXP B.V./NXP Funding LLC(c)
1,975,000	4.125	06/01/21	1,954,756
NXP B.V./NXP Funding LLC(c)
225,000	4.625	06/01/23	222,469
NXP BV/NXP Funding LLC(c)
725,000	4.125	06/15/20	721,375

			9,409,830

Software(a) – 0.4%
Fiserv, Inc.
700,000	3.800	10/01/23	704,648
1,075,000	4.200	10/01/28	1,076,860
Oracle Corp.
1,200,000	3.250	11/15/27	1,157,964

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Software(a) – (continued)
Oracle Corp. (continued)
$1,000,000	4.000%		07/15/46	$ 934,210

				3,873,682

Telecommunication Services – 3.0%
AT&T, Inc.
2,875,000	3.800		03/15/22	2,886,902
2,400,000	3.000	(a)	06/30/22	2,342,184
3,779,000	3.600	(a)	02/17/23	3,752,623
3,100,000	3.400	(a)	05/15/25	2,911,830
100,000	4.125	(a)	02/17/26	97,934
1,975,000	4.250	(a)	03/01/27	1,931,826
100,000	5.450	(a)	03/01/47	97,765
Telefonica Emisiones SAU
1,375,000	4.570		04/27/23	1,412,070
Verizon Communications, Inc.
6,125,000	3.500	(a)	11/01/24	6,043,415
6,141,000	4.329		09/21/28	6,171,828
500,000	5.250		03/16/37	523,410
25,000	4.125		08/15/46	22,202
50,000	4.862		08/21/46	49,212
693,000	5.012		04/15/49	690,769
Vodafone Group PLC
2,925,000	3.750		01/16/24	2,879,282

				31,813,252

Transportation(a) – 0.1%
Burlington Northern Santa Fe LLC
800,000	4.050		06/15/48	766,496

Trucking & Leasing(c) – 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,225,000	3.375	(a)	02/01/22	1,208,609
1,425,000	4.250		01/17/23	1,437,754

				2,646,363

TOTAL CORPORATE OBLIGATIONS (Cost $409,263,052)				$ 401,328,157

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 33.6%
Collateralized Mortgage Obligations – 2.5%
Interest Only(b)(d)(e) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X (1 year CMT + 2.912%)
	$50,611	0.000%	08/25/33	$ —
CS First Boston Mortgage-Backed Pass-Through Certificates Series 2003-AR18, Class 2X(1 year CMT + 2.999%)
	141,679	0.000	07/25/33	—

				—

Inverse Floaters(b) – 0.0%
GNMA REMIC Series 2002-13, Class SB (-1x1M LIBOR + 37.567%)
	40,613	26.785	02/16/32	55,268

Sequential Fixed Rate – 0.5%
FHLMC REMIC Series 2755, Class ZA
	506,769	5.000	02/15/34	543,047
FHLMC REMIC Series 4273, Class PD
	1,113,471	6.500	11/15/43	1,266,189
FNMA REMIC Series 2003-134, Class ME
	1,656	4.500	06/25/33	1,658
FNMA REMIC Series 2011-52, Class GB
	1,075,659	5.000	06/25/41	1,155,668
FNMA REMIC Series 2011-99, Class DB
	1,078,689	5.000	10/25/41	1,157,401
FNMA REMIC Series 2012-111, Class B
	171,596	7.000	10/25/42	194,508
FNMA REMIC Series 2012-153, Class B
	608,155	7.000	07/25/42	692,425

				5,010,896

Sequential Floating Rate(b) – 2.0%
Harben Finance PLC Series 2017-1X, Class A (3M GBP LIBOR + 0.800%)
GBP	2,055,492	1.605	08/20/56	2,614,478
HarborView Mortgage Loan Trust Series 2005-16, Class 2A1A (1M USD LIBOR + 0.480%)
	$354,905	2.783	01/19/36	301,109
Impac CMB Trust Series 2004-08, Class 1A (1M USD LIBOR + 0.720%)
	204,474	3.035	10/25/34	193,401
London Wall Mortgage Capital PLC Series 2017-FL1, Class A (3M GBP LIBOR + 0.850%)
GBP	3,468,420	1.652	11/15/49	4,377,935
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A (12M MTA + 0.850%)
	$777,019	2.903	12/25/46	1,024,293
Ripon Mortgages PLC Series 1X, Class A1 (3M GBP LIBOR + 0.800%)
GBP	482,919	1.605	08/20/56	611,267
Ripon Mortgages PLC Series 1X, Class A2 (3M GBP LIBOR + 0.800%)
	5,070,897	1.605	08/20/56	6,424,402
Sequoia Mortgage Trust Series 2003-4, Class 1A2(6M USD LIBOR + 0.660%)
	$494,445	3.187	07/20/33	445,796
Station Place Securitization Trust Series 2015-2, Class A(c) (1M USD LIBOR + 0.550%)
	1,800,000	2.857	07/15/19	1,800,000
Warwick Finance Residential Mortgages No. One PLC Series 1, Class A (3M GBP LIBOR + 1.000%)
GBP	3,144,904	1.910	09/21/49	4,000,661

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2002-AR19, Class A7(1 year CMT + 2.592%)
$26,405	3.793%	02/25/33	$ 26,563

			21,819,905

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$ 26,886,069

Commercial Mortgage-Backed Securities(b)(c) – 0.6%
Sequential Floating Rate – 0.6%
Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A (1M LIBOR + 0.830%)
$4,300,000	3.285%	06/15/35	$ 4,225,289
Bancorp Commercial Mortgage Trust Series 2018-CRE4, Class A (1M LIBOR + 0.900%)
2,237,755	3.355	09/15/35	2,237,751

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$ 6,463,040

Federal Agencies – 30.5%
Adjustable Rate FNMA(b) – 0.3%
(1 year CMT + 2.220%)
$4,670	4.131%	06/01/33	$ 4,873
(12M USD LIBOR + 1.663%)
676,604	4.346	07/01/34	704,821
(12M USD LIBOR + 1.552%)
1,202,143	4.251	09/01/34	1,248,994
(12M USD LIBOR + 1.736%)
1,210,623	3.921	05/01/35	1,271,722
(12M USD LIBOR + 1.233%)
163,966	3.492	06/01/35	168,417

			3,398,827

FHLMC – 0.5%
2,357	5.000	06/01/19	2,361
38,226	5.000	05/01/23	40,010
117,199	4.500	10/01/23	121,342
41,140	5.500	10/01/25	43,713
10,445	7.500	12/01/30	10,741
11,915	7.500	01/01/31	12,608
12,854	5.000	10/01/33	13,690
2,393	5.000	04/01/35	2,550
18,456	5.000	07/01/35	19,673
99,762	5.000	12/01/35	106,039
204,001	5.000	01/01/38	216,094
487,233	5.000	01/01/39	518,428
160,701	5.000	06/01/39	170,320
22,552	4.000	06/01/40	23,220
14,061	5.000	08/01/40	14,907
3,989	4.500	11/01/40	4,174
206,662	4.000	02/01/41	212,642
2,354	5.000	04/01/41	2,503
13,314	5.000	06/01/41	14,107
14,265	4.000	11/01/41	14,662

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$3,926,914	4.500%	08/01/48	$ 4,112,564

			5,676,348

FNMA – 14.4%
45,536	5.500	09/01/23	46,958
15,032	5.500	10/01/23	15,515
136,687	5.000	02/01/24	139,254
31,430	7.000	08/01/27	34,560
1,126	6.500	09/01/27	1,226
127,447	7.000	03/01/28	141,046
1,711	6.500	05/01/28	1,871
16,755	8.000	02/01/31	19,381
51,651	7.000	03/01/31	55,819
27,373	4.500	04/01/39	28,756
9,414	4.500	05/01/39	9,890
7,112	4.500	07/01/39	7,474
39,422	4.500	08/01/39	41,426
383,171	4.500	12/01/39	402,648
812,712	4.500	05/01/41	850,155
121,235	4.500	08/01/41	126,829
28,029	3.000	11/01/42	27,537
633,837	3.000	12/01/42	622,724
903,211	3.000	01/01/43	887,377
141,874	3.000	02/01/43	139,386
922,693	3.000	03/01/43	906,805
1,594,583	3.000	04/01/43	1,567,123
1,133,443	3.000	05/01/43	1,113,924
108,055	3.000	06/01/43	106,194
979,167	3.000	07/01/43	962,305
1,072,811	5.000	05/01/44	1,129,317
3,675,388	4.500	04/01/45	3,855,320
408,630	4.500	05/01/45	428,762
1,614,290	4.500	06/01/45	1,680,960
239,548	4.000	03/01/46	244,770
165,961	4.000	06/01/46	169,530
40,436	4.000	08/01/46	41,305
268,060	4.000	10/01/46	273,824
510,390	4.000	06/01/47	522,912
6,239,043	4.500	07/01/47	6,505,101
1,420,440	4.500	11/01/47	1,480,658
581,767	4.000	12/01/47	596,585
2,362,017	4.000	01/01/48	2,421,810
6,135,423	4.000	02/01/48	6,287,066
4,827,045	4.000	03/01/48	4,945,625
958,162	4.000	05/01/48	981,520
3,878,106	4.000	06/01/48	3,977,489
10,741,097	4.000	07/01/48	11,012,371
1,977,891	4.500	09/01/48	2,072,866
94,000,000	4.500	TBA-30yr(f)	97,309,345
1,000,000	5.000	TBA-30yr(f)	1,047,217

			155,240,536

GNMA – 15.3%
8,069	6.000	11/15/38	9,056
130,522	5.000	07/15/40	138,876
123,628	5.000	01/15/41	131,542

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$8,490	4.000%	02/20/41	$ 8,766
12,943	4.000	11/20/41	13,365
2,145	4.000	01/20/42	2,214
6,856	4.000	04/20/42	7,077
3,805	4.000	10/20/42	3,927
70,743	4.000	08/20/43	73,001
12,016,127	4.000	10/20/43	12,384,660
7,297	4.000	03/20/44	7,514
8,867	4.000	05/20/44	9,131
613,189	4.000	11/20/44	631,421
40,508	4.000	05/20/45	41,675
5,932,191	4.000	07/20/45	6,099,300
1,343,818	4.000	08/20/45	1,381,673
102,286	4.000	10/20/45	105,167
951,147	4.500	02/20/48	986,125
3,000,299	4.500	04/20/48	3,108,479
37,557,253	4.500	07/20/48	38,891,187
5,933,806	4.500	08/20/48	6,143,585
30,880,189	4.500	10/20/48	31,974,314
30,939,119	4.500	11/20/48	32,035,332
7,000,000	4.500	12/20/48	7,248,019
6,000,000	4.500	TBA-30yr(f)	6,205,557
16,000,000	5.000	TBA-30yr(f)	16,642,768

			164,283,731

TOTAL FEDERAL AGENCIES			$ 328,599,442

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $362,720,583)			$ 361,948,551

Agency Debentures – 5.4%
FHLB
$6,800,000	2.125%	06/09/23	$ 6,648,523
3,500,000	3.375	09/08/23	3,604,619
750,000	3.375	12/08/23	772,958
2,400,000	5.000	09/28/29	2,779,963
FNMA
3,700,000	1.875	09/24/26	3,443,405
4,200,000	6.250	05/15/29	5,366,844
Hashemite Kingdom of Jordan Government AID Bond(g)
7,400,000	2.503	10/30/20	7,393,414
Israel Government AID Bond(g)
7,827,000	5.500	09/18/23	8,783,068
1,200,000	5.500	12/04/23	1,350,072
2,400,000	5.500	04/26/24	2,722,944
4,700,000	5.500	09/18/33	5,972,525
NCUA Guaranteed Notes Series A4(g)
3,500,000	3.000	06/12/19	3,503,580

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(b) – 10.0%
Tennessee Valley Authority
$5,400,000	3.875%	02/15/21	$ 5,536,512

TOTAL AGENCY DEBENTURES (Cost $57,281,634)			$ 57,878,427

Collateralized Loan Obligations(c) – 4.1%
Catamaran CLO Ltd. Series 2013-1A, Class AR (3M USD LIBOR + 0.850%)
$5,000,000	3.187%	01/27/28	$ 4,920,400
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
4,172,590	3.589	07/15/26	4,168,731
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1R (3M USD LIBOR + 1.130%)
2,072,726	3.463	04/18/26	2,066,387
KREF Ltd. Series 2018-FL1, Class A (1M USD LIBOR + 1.100)
4,200,000	3.402	06/15/36	4,199,924
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
6,900,000	3.089	04/15/29	6,729,232
Orec Ltd. Series 2018-CRE1, Class A (1M USD LIBOR + 1.180%)
2,450,000	3.487	06/15/36	2,416,230
Palmer Square Loan Funding Ltd. Series 2017-1A, Class A1 (3M USD LIBOR + 0.740%)
3,426,991	3.079	10/15/25	3,396,734
Recette CLO Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.920%)
7,000,000	3.268	10/20/27	6,917,799
TPG Real Estate Finance Issuer Ltd. Series 2018-FL2, Class A (1M USD LIBOR + 1.130%)
3,850,000	3.373	11/15/37	3,807,884
WhiteHorse VIII Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 0.900%)
5,414,645	3.243	05/01/26	5,374,826

			43,998,147

Other(c) – 1.0%
Arbor Realty Commercial Real Estate Notes Ltd. Series 2018-FL1, Class A (1M USD LIBOR + 1.150%)
5,700,000	3.457	06/15/28	5,608,008
BSPRT Issuer Ltd. Series 2018 FL4, Class A (1M USD LIBOR + 1.050%)
3,100,000	3.357	09/15/35	3,054,702
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A (1M USD LIBOR + 0.850%)
1,849,975	3.165	06/25/35	1,837,438

			10,500,148

Student Loan – 4.9%
Access Group, Inc. Series 2004-1, Class A2 (3M USD LIBOR + 0.210%)
2,945,174	2.583	09/26/33	2,874,486
Access Group, Inc. Series 2015-1, Class A(c) (1M USD LIBOR + 0.700%)
1,488,812	3.015	07/25/56	1,488,366
Chase Education Loan Trust Series 2007-A, Class A3 (3M USD LIBOR + 0.070%)
149,611	2.456	12/28/23	149,385
ECMC Group Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.350%)
3,453,736	3.665	07/26/66	3,519,260
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(c) (1M USD LIBOR + 0.800%)
2,263,016	3.115	10/25/56	2,263,026

Principal Amount	Interest Rate		Maturity Date	Value

Asset-Backed Securities (b) – (continued)
Student Loan – (continued)
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(c) (1M USD LIBOR + 0.800%)
$8,200,000	3.115%		04/26/32	$ 8,236,143
Educational Funding of the South, Inc. Series 2011-1, Class A2 (3M USD LIBOR + 0.650%)
2,184,572	2.985		04/25/35	2,179,420
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(c) (1M USD LIBOR + 1.000%)
161,071	3.315		02/25/25	161,143
Higher Education Funding I Series 2014-1, Class A(c) (3M USD LIBOR + 1.050%)
4,091,055	3.361		05/25/34	4,125,274
Navient Student Loan Trust Series 2016-5A, Class A(c) (1M USD LIBOR + 1.250%)
7,654,698	3.565		06/25/65	7,712,001
Navient Student Loan Trust Series 2016-7A, Class A(c) (1M USD LIBOR + 1.150%)
3,763,939	3.465		03/25/66	3,776,938
Nelnet Student Loan Trust Series 2006-1, Class A5 (3M USD LIBOR + 0.110%)
1,519,187	2.420		08/23/27	1,514,539
Nelnet Student Loan Trust Series 2006-1, Class A6(c) (3M USD LIBOR + 0.450%)
5,200,000	2.760		08/23/36	5,071,715
Nelnet Student Loan Trust Series 2013-5A, Class A(c) (1M USD LIBOR + 0.630%)
509,964	2.945		01/25/37	509,047
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
1,753,556	3.235		07/25/41	1,749,871
PHEAA Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.150%)
3,633,869	3.465		09/25/65	3,676,829
Scholar Funding Trust Series 2010-A, Class A(c) (3M USD LIBOR + 0.750%)
1,213,010	3.089		10/28/41	1,198,132
SLC Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
1,864,113	2.434		09/15/26	1,861,147
SLM Student Loan Trust Series 2005-3, Class A5 (3M USD LIBOR + 0.090%)
740,507	2.425		10/25/24	739,834

				52,806,556

TOTAL ASSET-BACKED SECURITIES (Cost $107,135,312)				$ 107,304,851

Foreign Debt Obligations – 1.4%
Sovereign – 1.4%
Abu Dhabi Government International Bond
$460,000	2.500	%(c)	10/11/22	$ 445,740
420,000	3.125	(c)	10/11/27	401,100
240,000	4.125	(c)	10/11/47	229,800
450,000	4.125		10/11/47	430,875

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
Perusahaan Penerbit SBSN Indonesia III
	$2,030,000	4.550%		03/29/26	$ 2,004,928
Qatar Government International Bond(c)
	210,000	3.875		04/23/23	212,310
	230,000	4.500		04/23/28	239,488
	2,210,000	5.103		04/23/48	2,317,737
Republic of Chile(a)
	241,000	3.240		02/06/28	231,119
Republic of Indonesia
	790,000	3.700	(c)	01/08/22	781,438
	200,000	5.875		01/15/24	212,250
EUR	280,000	2.150	(c)	07/18/24	323,617
	$420,000	4.125	(c)	01/15/25	412,125
	380,000	4.125		01/15/25	372,875
	1,380,000	4.350	(c)	01/08/27	1,357,575
	510,000	6.750		01/15/44	608,175
	380,000	5.250	(c)	01/08/47	380,000
Republic of Kuwait
	4,120,000	3.500		03/20/27	4,093,220

TOTAL FOREIGN DEBT OBLIGATIONS (Cost $14,961,771)					$ 15,054,372

Municipal Debt Obligations – 1.3%
California(a) – 0.5%
California State GO Bonds Build America Taxable Series 2009
	$950,000	7.500%		04/01/34	$ 1,294,594
	1,650,000	7.550		04/01/39	2,363,707
California State GO Bonds Build America Taxable Series 2010
	1,645,000	7.950		03/01/36	1,736,725

					5,395,026

Illinois – 0.3%
Illinois State GO Bonds Build America Series 2010(a)
	160,000	6.630		02/01/35	170,134
	1,595,000	7.350		07/01/35	1,767,946
Illinois State GO Bonds Taxable-Pension Series 2003
	1,170,000	5.100		06/01/33	1,115,513

					3,053,593

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
New Hampshire(a)(b) – 0.3%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.000%)
$3,500,000	3.340%	10/25/37	$ 3,502,227

Ohio(a) – 0.2%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
1,700,000	6.270	02/15/50	2,109,700

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $12,555,969)			$ 14,060,546

U.S. Treasury Obligations – 18.1%
United States Treasury Bonds
$3,670,000	2.750%	11/15/42	$ 3,512,207
8,270,000	3.750	11/15/43	9,346,803
3,830,000	3.125	08/15/44	3,911,794
31,750,000	3.000 (h)	11/15/44	31,718,420
7,700,000	2.875	11/15/46	7,492,198
1,190,000	3.000	05/15/47	1,185,955
11,300,000	2.750	11/15/47	10,703,010
United States Treasury Inflation Indexed Bonds
7,787,125	0.750	07/15/28	7,630,077
United States Treasury Notes
41,930,000	2.125	07/31/24	41,020,674
1,010,000	2.375	08/15/24	1,000,975
11,120,000	2.125	09/30/24	10,868,474
5,590,000	2.125	11/30/24	5,457,410
17,510,000	2.750	06/30/25	17,688,335
8,300,000	3.000	09/30/25	8,513,631
8,760,000	2.625	12/31/25	8,780,591
4,570,000	2.250	02/15/27	4,439,283
1,900,000	2.875	08/15/28	1,930,259
United States Treasury Strip Coupon(e)
3,200,000	0.000	02/15/36	1,942,125
16,940,000	0.000	02/15/40	8,915,998
8,440,000	0.000	11/15/40	4,320,555

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – (continued)
United States Treasury Bonds – (continued)
$8,440,000	0.000%	08/15/41	$ 4,208,461

TOTAL U.S. TREASURY OBLIGATIONS (Cost $194,431,809)			$ 194,587,235

Shares	Dividend Rate	Value

Investment Company(i) – 0.7%
Goldman Sachs Financial Square Government Fund - Institutional Shares
7,163,781	2.521%	$ 7,163,781
(Cost $7,163,781)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $1,165,513,911)		$1,159,325,920

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(e) – 1.1%
Commercial Paper – 1.1%
AT&T, Inc.
$5,000,000	0.000%	05/28/19	$ 4,935,086
Bell Canada, Inc.
2,500,000	0.000	01/22/19	2,495,803
VW Credit, Inc.
4,200,000	0.000	03/20/19	4,171,364

TOTAL SHORT-TERM INVESTMENTS (Cost $11,609,573)			$ 11,602,253

TOTAL INVESTMENTS – 108.9% (Cost $1,177,123,484)			$1,170,928,173

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.9)%			(95,284,493)

NET ASSETS – 100.0%			$1,075,643,680

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $186,749,523, which represents approximately 17.4% of the Fund’s net assets as of December 31, 2018. The liquidity determination is unaudited.

(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $121,204,887 which represents approximately 11.3% of the Fund’s net assets as of December 31, 2018.

(g)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $29,725,603, which represents approximately 2.8% of the Fund’s net assets as of December 31, 2018.

(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(i)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
USD	— U.S. Dollar

Investment Abbreviations:
AUDOR	— Australian Dollar Offered Rate
BP	— British Pound Offered Rate
CDOR	— Canadian Dollar Offered Rate
CHFOR	— Swiss Franc Offered Rate
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Indexes
EURO	— Euro Offered Rate
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
ICE	— Inter Continental Exchange
JYOR	— Japanese Yen Offered Rate
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
MTA	— Monthly Treasury Average
NCUA	— National Credit Union Administration
NIBOR	— Norwegian Interbank Offered Rate
NZDOR	— New Zealand Dollar Offered Rate
PLC	— Public Limited Company
RB	— Revenue Bond
REMIC	— Real Estate Mortgage Investment Conduit
STIBOR	— Stockholm Interbank Offered Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Australia & New Zealand Banking Group	USD	2,583,854	AUD	3,501,000	03/20/19	$114,541
Barclays Bank PLC	EUR	1,451,288	CAD	2,241,177	03/20/19	29,433
	EUR	720,313	SEK	7,307,376	03/20/19	1,075
	GBP	281,490	USD	359,378	03/20/19	816
	JPY	276,942,383	USD	2,469,646	03/20/19	73,703
	NOK	7,191,105	USD	822,858	03/20/19	11,782
	USD	5,681,582	CAD	7,546,987	03/20/19	143,146
BoA Securities LLC	NOK	14,436,834	EUR	1,450,945	03/20/19	1,872
	USD	834,901	EUR	723,610	03/20/19	175
	USD	20,763,608	GBP	16,222,012	01/17/19	68,761
Citibank NA	EUR	664,244	NOK	6,483,307	03/20/19	13,756
	GBP	285,701	EUR	315,845	03/20/19	1,237
	JPY	274,846,750	EUR	2,165,000	03/20/19	26,650
	NOK	7,221,252	EUR	724,066	03/20/19	2,887
	SEK	7,806,182	EUR	762,442	03/20/19	6,972
	USD	1,681,102	AUD	2,293,517	03/20/19	63,447
Deutsche Bank AG	EUR	1,784,333	USD	2,040,376	02/08/19	10,761
	EUR	726,323	USD	833,656	03/20/19	4,200
	JPY	461,237,458	USD	4,115,163	03/20/19	120,691
	USD	822,960	AUD	1,144,637	03/20/19	15,628
JPMorgan Securities, Inc.	EUR	1,507,546	USD	1,730,130	02/08/19	2,832
	NOK	2,859,427	EUR	287,657	03/20/19	52
	USD	1,634,233	AUD	2,237,179	03/20/19	56,313
	USD	821,725	CAD	1,083,131	03/20/19	26,858
MS & Co. Int. PLC	EUR	13,359,556	USD	15,336,436	03/20/19	74,584
	USD	1,643,838	CAD	2,181,620	03/20/19	42,833
State Street Bank (London)	CAD	442,451	AUD	455,389	03/20/19	3,504
	GBP	659,727	EUR	723,626	03/20/19	9,442
	GBP	649,311	USD	830,248	03/20/19	610
	NOK	7,219,999	EUR	725,701	03/20/19	855
	SEK	23,689,785	EUR	2,307,221	03/20/19	28,766
	USD	2,341,596	CAD	3,113,609	03/20/19	56,641
	USD	6,251,419	EUR	5,428,559	02/08/19	11,152
	USD	10,580,045	NZD	15,530,341	03/20/19	141,276
UBS AG (London)	CHF	7,292,884	EUR	6,478,015	03/20/19	3,793
	EUR	724,390	USD	832,955	03/20/19	2,671
	NOK	7,232,016	EUR	721,690	03/20/19	6,878
	SEK	7,487,906	EUR	724,509	03/20/19	14,585
	USD	479,586	CAD	631,494	03/20/19	16,157

TOTAL						$1,211,335

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Australia & New Zealand Banking Group	NZD	1,195,693	USD	822,466	03/20/19	$(18,777)
Barclays Bank PLC	AUD	4,867,180	USD	3,527,941	03/20/19	(95,039)
	EUR	726,395	GBP	656,945	03/20/19	(2,687)
	USD	830,914	GBP	652,935	03/20/19	(4,580)
	USD	823,710	SEK	7,263,929	03/20/19	(1,202)
BoA Securities LLC	CAD	1,107,259	EUR	728,604	03/20/19	(27,912)
	NZD	1,239,016	USD	851,408	03/20/19	(18,600)
	USD	829,279	GBP	654,620	03/20/19	(8,373)
Citibank NA	AUD	1,141,474	NZD	1,200,648	03/20/19	(1,919)

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Citibank NA – (continued)	CAD	4,391,403	EUR	2,906,342	03/20/19	$(129,955)
	CAD	654,606	USD	488,952	03/20/19	(8,562)
	GBP	3,454,502	USD	4,427,289	03/20/19	(6,912)
	NOK	13,488,919	EUR	1,387,364	03/20/19	(34,806)
	NOK	2,796,003	USD	330,235	03/20/19	(5,715)
	USD	1,650,181	EUR	1,446,550	03/20/19	(18,498)
	USD	4,141,195	JPY	462,925,711	03/20/19	(110,164)
CS International (London)	EUR	327,165	NOK	3,258,336	03/20/19	(777)
Deutsche Bank AG	AUD	3,624,174	USD	2,670,712	03/20/19	(114,522)
	NOK	7,124,924	EUR	726,252	03/20/19	(10,815)
	NZD	1,199,684	USD	816,423	03/20/19	(10,052)
	USD	823,600	JPY	90,791,354	03/20/19	(10,198)
HSBC Bank PLC	USD	822,539	JPY	92,537,967	03/20/19	(27,300)
JPMorgan Securities, Inc.	AUD	1,135,531	USD	821,072	03/20/19	(20,163)
	CAD	1,106,983	EUR	724,291	03/20/19	(23,140)
	CAD	442,970	JPY	36,939,711	03/20/19	(14,164)
	CAD	1,096,932	USD	822,938	03/20/19	(17,943)
	GBP	648,537	EUR	725,636	03/20/19	(7,196)
MS & Co. Int. PLC	AUD	465,817	JPY	36,326,538	03/20/19	(5,063)
	CAD	4,300,863	USD	3,229,871	03/20/19	(73,637)
	USD	1,661,268	EUR	1,445,353	03/20/19	(6,030)
State Street Bank (London)	AUD	2,291,582	EUR	1,447,108	03/20/19	(53,032)
	AUD	2,254,135	USD	1,664,634	03/20/19	(74,755)
	CAD	493,913	USD	363,508	03/20/19	(1,045)
	GBP	1,154,283	USD	1,485,498	01/17/19	(12,950)
	NOK	50,807,893	EUR	5,195,957	03/20/19	(96,786)
	NZD	1,186,041	USD	821,274	03/20/19	(24,073)
	USD	2,738,998	EUR	2,387,432	03/20/19	(15,043)
	USD	2,467,114	JPY	275,115,027	03/20/19	(59,452)
	USD	364,004	SEK	3,236,545	03/20/19	(3,547)
UBS AG (London)	AUD	2,292,835	USD	1,673,146	03/20/19	(55,972)
	CAD	1,640,229	USD	1,236,812	03/20/19	(33,113)
	EUR	2,181,966	CHF	2,469,335	03/20/19	(14,501)
	EUR	335,920	SEK	3,448,999	03/20/19	(4,175)
	NOK	7,100,424	EUR	726,662	03/20/19	(14,132)
	NZD	1,229,972	EUR	723,883	03/20/19	(8,312)
	NZD	1,242,363	USD	856,158	03/20/19	(21,100)
	USD	834,675	EUR	723,643	03/20/19	(89)
Westpac Banking Corp.	CAD	2,208,432	USD	1,647,859	03/20/19	(27,179)
	USD	2,976,026	EUR	2,602,100	03/20/19	(25,647)

TOTAL						$(1,379,604)

FORWARD SALES CONTRACTS — At December 31, 2018, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FNMA	3.000%	TBA - 30yr	01/14/19	$(4,000,000)	$(3,902,837)
FNMA	4.000	TBA - 30yr	01/14/19	(15,000,000)	(15,290,070)
GNMA	4.000	TBA - 30yr	01/23/19	(20,000,000)	(20,480,586)

TOTAL (Proceeds Receivable: $(39,187,813))					$(39,673,493)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principle amount and no defined maturity date. The actual principle and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Ultra Long U.S. Treasury Bonds	49	03/20/19	$7,872,156	$171,548
2 Year U.S. Treasury Notes	613	03/29/19	130,147,563	873,698
5 Year German Euro-Bobl	94	03/07/19	14,272,466	38,417
5 Year U.S. Treasury Notes	324	03/29/19	37,158,750	457,583
20 Year U.S. Treasury Bonds	130	03/20/19	18,980,000	581,008
10 Year German Euro-Bund	60	03/07/19	11,242,554	50,582

Total				$2,172,836

Short position contracts:
Eurodollars	(40)	06/17/19	(9,731,500)	68,433
Eurodollars	(21)	09/16/19	(5,110,350)	(7,399)
Eurodollars	(85)	12/14/20	(20,725,125)	(112,700)
Eurodollars	(922)	12/16/19	(224,391,750)	(654,381)
French 10 Year Government Bonds	(61)	03/07/19	(10,539,522)	10,674
Italian 10 Year Government Bonds	(13)	03/07/19	(1,903,846)	(55,292)
Ultra 10 Year U.S. Treasury Notes	(29)	03/20/19	(3,772,266)	(120,040)
3 Month Euribor Interest Rate	(125)	12/16/19	(35,894,189)	(21,670)
10 Year U.S. Treasury Notes	(157)	03/20/19	(19,156,453)	(273,130)

Total				$(1,165,505)

TOTAL FUTURES CONTRACTS				$1,007,331

SWAP CONTRACTS — At December 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(c)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3M EURO(a)	0.085%(b)	11/22/20	EUR	46,630	(c)	$62,246	$2,547	$59,699
3M EUR(a)	0.100(d)	01/16/21		26,850	(c)	81,932	(54,357)	136,289
0.050%(d)	3M STIBOR(a)	01/16/21	SEK	199,530	(c)	9,417	(194,035)	203,452
3M NZDOR(a)	2.250(e)	03/20/21	NZD	29,030	(c)	103,387	48,796	54,591
3M CDOR(e)	2.500	03/20/21	CAD	9,750	(c)	37,940	3,626	34,314
2.750(e)	3M LIBOR(a)	03/20/21		$39,070	(c)	(90,623)	108,087	(198,710)
6M EURO(e)	0.350(d)	12/16/21	EUR	35,480	(c)	290,624	(98,548)	389,172
0.500(d)	3M STIBOR(a)	12/16/21	SEK	365,370	(c)	(142,505)	115,857	(258,362)
6M EURO(e)	0.600(d)	09/28/22	EUR	20,580	(c)	185,644	(109,791)	295,435
6M EURO(e)	0.500(d)	03/20/23		12,020	(c)	219,038	162,549	56,489
0.500(d)	3M STIBOR(a)	03/20/23	SEK	85,970	(c)	(37,282)	(26,245)	(11,037)
1.100	6M GBP	08/01/23	GBP	6,780		(36,882)	(81,762)	44,880
6M EURO	0.670	08/03/23	EUR	11,760	(c)	142,346	(147,606)	289,952
6M EURO(e)	0.500(d)	03/20/24		51,900	(c)	762,149	499,232	262,917
6M NIBOR(e)	2.000(d)	03/20/24	NOK	23,650	(c)	22,166	9,281	12,885
3M CDOR(e)	2.500	03/20/24	CAD	18,410	(c)	130,129	(125)	130,254
2.750(e)	3M LIBOR(a)	03/20/24		$26,120	(c)	(220,294)	107,217	(327,511)
0.750(d)	3M STIBOR(a)	03/20/24	SEK	260,590	(c)	(273,185)	(221,006)	(52,179)
2.750(e)	6M AUDOR	03/20/24	AUD	23,200	(c)	(409,857)	(307,949)	(101,908)
3M LIBOR(a)	2.750(e)	12/21/27		$5,770	(c)	(7,042)	(123,026)	115,984
0.500(e)	6M JYOR	03/22/28	JPY	324,230	(c)	(36,183)	(3,278)	(32,905)
2.000(e)	6M GBP	06/21/28	GBP	6,260	(c)	(167,885)	(227,119)	59,234
1.900(e)	6M GBP	08/03/28		4,720	(c)	(96,907)	(9,429)	(87,478)
6M CHFOR(e)	1.050(a)	08/07/28	CHF	7,460	(c)	101,745	(4,842)	106,587
1.150(d)	6M GBP	12/18/28	GBP	1,240	(c)	793	1,460	(667)
6M EURO(e)	1.000(d)	03/20/29	EUR	6,330	(c)	106,066	57,217	48,849
3M LIBOR(a)	3.000(e)	03/20/29		$2,040	(c)	51,325	13,940	37,385
1.250(d)	3M STIBOR(a)	03/20/29	SEK	16,830	(c)	(15,306)	(9,364)	(5,942)
6M EURO(e)	1.500(d)	06/19/29	EUR	3,790	(c)	(5,969)	(15,703)	9,734
3M LIBOR(a)	2.750(e)	06/16/37		$2,210	(c)	(40,301)	(96,244)	55,943
1.250(e)	6M JYOR	06/14/38	JPY	78,200	(c)	(23,421)	(16,364)	(7,057)
3M LIBOR(a)	3.500(e)	11/08/48		$2,470	(c)	170,546	45,569	124,977
1.000(e)	6M JYOR	03/20/49	JPY	442,060	(c)	(304,324)	(161,820)	(142,504)

TOTAL						$569,527	$(733,235)	$1,302,762

(a)	Payments made quarterly.
(b)	Payments made at termination date.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2018.
(d)	Payments made annually.
(e)	Payments made semi-annually.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund (a)	Credit Spread at December 31, 2018(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
iTraxx Europe Index Series 30(a)	(1.000)%	0.888%	12/20/23	EUR	9,625	$(63,956)	$(85,655)	$21,699
Protection Sold:
iTraxx Europe Index Series 30(a)	1.000	0.888	12/20/23		6,760	44,918	58,221	(13,303)
CDX.NA.IG Index 31(a)	1.000	0.878	12/20/23		$28,985	171,158	317,437	(146,279)

TOTAL						$152,120	$290,003	$(137,883)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviations:
BoA Securities LLC	— Bank of America Securities LLC
CDX.NA.IG Index 31	— CDX North America Investment Grade Index 31
CS International (London)	— Credit Suisse International (London)
MS & Co. Int. PLC	— Morgan Stanley & Co. International PLC

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Sovereign Debt Obligations – 34.2%
British Pound – 2.1%
United Kingdom Treasury
GBP	1,450,000	4.500%		09/07/34	$ 2,585,146
	3,970,000	3.500		01/22/45	6,798,933
	1,270,000	3.500		07/22/68	2,574,463

					11,958,542

Canadian Dollar – 2.5%
British Columbia Province of Canada
CAD	800,000	3.250		12/18/21	603,809
	2,600,000	2.850		06/18/25	1,940,878
	2,000,000	4.950		06/18/40	1,903,384
Canadian Government Bond
	1,760,000	2.750		12/01/48	1,449,705
Ontario Province of Canada
	1,800,000	4.400		06/02/19	1,332,227
	3,700,000	2.850		06/02/23	2,766,463
	1,700,000	2.600		06/02/25	1,242,686
	2,300,000	4.650		06/02/41	2,077,194
Quebec Province of Canada
	1,800,000	4.250		12/01/21	1,393,022

					14,709,368

Czech Koruna – 0.1%
Czech Republic Government Bond
CZK	11,190,000	1.500		10/29/19	497,738

Danish Krone – 0.1%
Kingdom of Denmark
DKK	3,000,000	4.500		11/15/39	801,020

Euro – 7.2%
French Republic Government Bond OAT(a)
EUR	800,000	1.750		05/25/66	886,242
Government of France
	1,700,000	4.500		04/25/41	3,116,751
Ireland Government Bond
	1,030,000	0.900		05/15/28	1,180,264
Italy Buoni Poliennali Del Tesoro
	1,100,000	0.950		03/01/23	1,229,308
	7,790,000	1.450		11/15/24	8,625,764
	3,740,000	2.800		12/01/28	4,313,428
	1,750,000	2.950	(a)	09/01/38	1,908,097

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Sovereign Debt Obligations – (continued)
Euro – (continued)
Italy Buoni Poliennali Del Tesoro – (continued)
EUR	1,120,000	3.450	%(a)	03/01/48	$ 1,271,331
Kingdom of Belgium(a)
	1,040,000	0.200		10/22/23	1,205,009
	1,800,000	0.800		06/22/27	2,090,438
	910,000	2.150		06/22/66	1,059,137
Republic of Austria(a)
	450,000	1.500		11/02/86	486,627
	460,000	2.100	(b)	09/20/17	611,894
Republic of Indonesia(a)
	650,000	2.625		06/14/23	775,458
	240,000	2.150		07/18/24	277,386
	420,000	3.750		06/14/28	521,517
Spain Government Bond(a)
	2,230,000	3.800		04/30/24	2,989,631
	1,250,000	2.750		10/31/24	1,604,694
	1,215,000	5.900		07/30/26	1,883,993
	3,250,000	1.500		04/30/27	3,808,140
	1,110,000	3.450		07/30/66	1,452,693

					41,297,802

Japanese Yen – 14.6%
Government of Japan
JPY	692,300,000	1.300		06/20/20	6,450,160
	436,000,000	2.200		03/20/31	4,976,220
	225,000,000	1.700		09/20/32	2,468,646
	214,000,000	1.400		09/20/34	2,279,797
	2,029,200,000	2.500		09/20/34	24,738,448
	394,000,000	1.400		09/20/45	4,237,500
	181,600,000	2.000		03/20/52	2,255,399
	312,700,000	1.400		03/20/55	3,379,631
Japan Government Five Year Bond
	1,624,000,000	0.100		09/20/21	14,917,745
Japanese Government CPI Linked Bond
	820,729,000	0.100		03/10/25	7,693,983

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Sovereign Debt Obligations – (continued)
Japanese Yen – (continued)
Japanese Government CPI Linked Bond – (continued)
JPY	1,153,854,358	0.100%		03/10/26	$ 10,869,528

					84,267,057

Mexican Peso – 0.2%
United Mexican States
MXN	239,200	6.500		06/10/21	11,632
	1,339,300	8.000		12/07/23	66,597
	2,098,900	7.750		11/23/34	96,925
	13,763,300	10.000		11/20/36	771,490
	2,436,600	8.500		11/18/38	119,339
	94,300	8.000		11/07/47	4,343

					1,070,326

South African Rand – 0.2%
Republic of South Africa
ZAR	15,500,000	10.500		12/21/26	1,174,739
	290,000	8.750		01/31/44	17,943

					1,192,682

South Korean Won – 1.9%
Inflation Linked Korea Treasury Bond
KRW	12,059,544,881	1.000		06/10/26	10,711,053

Swedish Krona – 0.5%
Sweden Government Bond
SEK	21,290,000	3.500		06/01/22	2,707,470

United States Dollar – 3.2%
Abu Dhabi Government International Bond
	$500,000	2.500	(a)	10/11/22	484,500
	790,000	3.125	(a)	10/11/27	754,450
	600,000	4.125	(a)	10/11/47	574,500
	1,370,000	4.125		10/11/47	1,311,775
Qatar Government International Bond(a)
	1,820,000	5.103		04/23/48	1,908,725
Republic of Indonesia
	970,000	5.875		01/15/24	1,029,412
	200,000	4.125	(a)	01/15/25	196,250

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Sovereign Debt Obligations – (continued)
United States Dollar – (continued)
Republic of Indonesia – (continued)
	$4,340,000	4.125%		01/15/25	$ 4,258,625
	790,000	3.850	(a)	07/18/27	749,513
	300,000	4.750	(a)	07/18/47	281,625
Republic of Korea
	660,000	7.125		04/16/19	668,356
Republic of Kuwait
	6,250,000	3.500		03/20/27	6,209,375

					18,427,106

Russian Ruble – 0.1%
Russian Federation Bond
RUB	26,160,000	7.050		01/19/28	340,878

Thai Baht – 0.7%
Thailand Government Bond
THB	126,490,000	1.875		06/17/22	3,845,696

Israeli Shekel – 0.1%
Israel Government Bond
ILS	2,430,000	2.000		03/31/27	644,965

Indonesian Rupiah – 0.4%
Republic of Indonesia
IDR	36,684,000,000	8.750		05/15/31	2,640,330

Singapore Dollar – 0.3%
Singapore Government Bond
SGD	2,150,000	2.750		07/01/23	1,630,306

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS (Cost $193,274,041)					$196,742,339

Corporate Obligations – 31.5%
Aerospace & Defense(c) – 0.3%
General Dynamics Corp.
	$400,000	3.375%		05/15/23	$ 402,336
Northrop Grumman Corp.
	1,700,000	2.930		01/15/25	1,613,079

					2,015,415

Agriculture – 0.4%
BAT Capital Corp.(c)
	450,000	3.222		08/15/24	414,180
	900,000	3.557		08/15/27	798,147
BAT International Finance PLC(a)
	800,000	2.750		06/15/20	786,144
	200,000	3.500		06/15/22	194,268
Reynolds American, Inc.
	108,000	3.250		06/12/20	107,164
	150,000	4.000		06/12/22	148,097

					2,448,000

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Automotive – 0.3%
Volkswagen International Finance NV(c)(d) (3M USD LIBOR + 2.970%)
EUR	500,000	3.375%		06/27/49	$ 535,781
Volkswagen Leasing GmbH
	1,050,000	1.625		08/15/25	1,160,390

					1,696,171

Banks – 13.8%
Banco Bilbao Vizcaya Argentaria SA
	600,000	0.750		09/11/22	676,959
Banco de Sabadell SA
	400,000	0.875		03/05/23	436,324
Banco Santander SA
	$600,000	4.379		04/12/28	558,900
Bank of America Corp.
	1,450,000	4.125		01/22/24	1,468,603
	150,000	3.875		08/01/25	148,506
	2,300,000	3.248	(c)	10/21/27	2,127,339
	650,000	4.183	(c)	11/25/27	624,520
	100,000	6.110		01/29/37	109,958
(3M USD LIBOR + 0.630%)
	900,000	3.499	(c)(d)	05/17/22	899,865
Barclays PLC(c)
	900,000	3.684		01/10/23	864,045
BNP Paribas SA
	1,450,000	3.375	(a)	01/09/25	1,362,174
	1,250,000	3.375		01/09/25	1,174,288
	400,000	4.375	(a)	09/28/25	388,448
BPCE SA(a)
	2,350,000	4.000		09/12/23	2,310,073
CaixaBank SA
EUR	400,000	1.125		05/17/24	448,772
Citigroup, Inc.
	1,300,000	3.200	(c)	10/21/26	1,200,199
	200,000	4.125		07/25/28	187,622
(3M USD LIBOR + 1.192%)
	1,750,000	4.075	(c)(d)	04/23/29	1,703,117
Cooperatieve Rabobank UA
EUR	550,000	3.875		07/25/23	705,271
Credit Agricole SA(a)
	$1,200,000	3.375		01/10/22	1,178,412
Credit Suisse Group AG(a)(c)(d) (3M USD LIBOR + 1.410%)
	1,150,000	3.869		01/12/29	1,072,364
Credit Suisse Group Funding Guernsey Ltd.
EUR	500,000	1.250		04/14/22	577,498

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Credit Suisse Group Funding Guernsey Ltd. – (continued)
	$650,000	4.550%		04/17/26	$ 645,756
Deutsche Bank AG
	150,000	2.850		05/10/19	149,517
	3,400,000	2.700		07/13/20	3,296,477
	100,000	3.125		01/13/21	96,228
Dexia Credit Local SA
GBP	5,900,000	1.125		06/15/22	7,422,151
HSBC Holdings PLC
	$200,000	4.250		08/18/25	194,512
Intesa Sanpaolo SpA
	900,000	3.875		01/15/19	899,811
JPMorgan Chase & Co.(c)(d)
(3M USD LIBOR + 0.890%)
	2,250,000	3.797		07/23/24	2,250,022
(3M USD LIBOR + 1.000%)
	2,050,000	4.023		12/05/24	2,064,637
KBC Group NV
EUR	800,000	0.750		10/18/23	907,159
Kreditanstalt fuer Wiederaufbau(e)
AUD	3,000,000	6.000		08/20/20	2,239,896
EUR	12,260,000	0.000	(f)	12/15/22	14,142,831
	5,800,000	0.375		03/15/23	6,783,771
	3,000,000	0.625		01/07/28	3,457,941
Morgan Stanley
	$350,000	4.300		01/27/45	330,323
Morgan Stanley, Inc.
	50,000	3.875		04/29/24	49,782
	1,700,000	3.700		10/23/24	1,673,429
	300,000	4.000		07/23/25	296,199
(3M USD LIBOR + 1.340%)
	350,000	3.591	(c)(d)	07/22/28	330,838
Royal Bank of Scotland Group PLC
	200,000	3.875		09/12/23	191,712
(3M USD LIBOR + 1.480%)
	1,200,000	3.498	(c)(d)	05/15/23	1,150,788
(3M USD LIBOR + 1.550%)
	900,000	4.519	(c)(d)	06/25/24	881,766
(3M USD LIBOR + 1.754%)
	1,100,000	4.892	(c)(d)	05/18/29	1,050,819
The Huntington National Bank(c)
	1,950,000	3.250		05/14/21	1,946,178

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
UBS Group Funding Switzerland AG(a)
$2,400,000	3.000%		04/15/21	$ 2,374,128
Wells Fargo Bank NA(c)
2,600,000	3.550		08/14/23	2,589,548

				79,218,452

Beverages(c) – 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(a)
500,000	4.900		02/01/46	462,815
Anheuser-Busch InBev Worldwide, Inc.
700,000	4.600		04/15/48	626,773
Bacardi Ltd.(a)
600,000	4.700		05/15/28	569,082

				1,658,670

Biotechnology(c) – 0.1%
Gilead Sciences, Inc.
600,000	4.150		03/01/47	551,274

Chemicals – 1.0%
CNAC HK Finbridge Co. Ltd.
200,000	4.125		07/19/27	188,937
DowDuPont, Inc.(c)
600,000	4.493		11/15/25	617,376
650,000	4.725		11/15/28	675,812
LyondellBasell Industries NV(c)
252,000	5.000		04/15/19	252,164
Syngenta Finance NV(a)(c)
750,000	4.441		04/24/23	721,387
600,000	4.892		04/24/25	563,916
200,000	5.182		04/24/28	184,300
200,000	5.676		04/24/48	165,602
The Sherwin-Williams Co.(c)
2,300,000	3.450		06/01/27	2,141,783

				5,511,277

Diversified Financial Services – 1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2,550,000	3.750		05/15/19	2,549,617
1,400,000	3.500	(c)	05/26/22	1,355,578
2,149,000	4.625		07/01/22	2,149,645
Capital Once Financial Corp.(c)
$1,600,000	2.500		05/12/20	1,578,976
GE Capital International Funding Co.
1,100,000	3.373		11/15/25	977,350
Huarong Finance II Co. Ltd.
570,000	5.000		11/19/25	553,233

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
JAB Holdings BV
EUR	200,000	1.625%		04/30/25	$ 230,470
	$600,000	1.750		06/25/26	687,993
Synchrony Financial(c)
	250,000	3.000		08/15/19	248,188

					8,752,074

Electrical – 1.2%
Berkshire Hathaway Energy Co.(a)(c)
	1,150,000	4.450		01/15/49	1,136,810
Electricite de France SA(a)(c)
	2,400,000	4.500		09/21/28	2,325,048
Exelon Corp.(c)
	600,000	3.950		06/15/25	593,958
Iberdrola International BV(c)(d) (3M USD LIBOR + 1.592%)
EUR	300,000	1.875		05/22/49	321,867
innogy Finance BV
GBP	600,000	6.250		06/03/30	987,641
	250,000	6.125		07/06/39	430,117
Ruwais Power Co. PJSC(a)
	$220,000	6.000		08/31/36	239,250
Sempra Energy(c)
	700,000	3.400		02/01/28	640,731

					6,675,422

Engineering & Construction(c) – 0.1%
Mexico City Airport Trust
	200,000	5.500	(a)	07/31/47	175,500
	200,000	5.500		07/31/47	175,500

					351,000

Food & Drug Retailing(c) – 0.1%
Kraft Heinz Foods Co.
	600,000	2.800		07/02/20	594,714

Healthcare Providers & Services(c) – 0.3%
Becton Dickinson & Co.
	1,600,000	2.894		06/06/22	1,549,296
	275,000	3.363		06/06/24	263,291

					1,812,587

Insurance – 0.9%
Aviva PLC(c)(d)
(5 year EUR Swap + 5.130%)
EUR	450,000	6.125		07/05/43	573,297
(5 year UK Government Bond + 2.850%)
GBP	450,000	6.125		11/14/36	610,422
(6M GBP LIBOR + 1.880%)
	300,000	5.902		11/29/49	384,609

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Insurance – (continued)
Chubb INA Holdings, Inc.(c)
EUR	1,550,000	2.500%		03/15/38	$ 1,748,048
Cloverie PLC for Zurich Insurance Co. Ltd.(c)(d) (3M USD LIBOR + 4.918%)
	$500,000	5.625		06/24/46	496,556
MetLife, Inc.
	500,000	4.368		09/15/23	518,880
	110,000	3.600		04/10/24	110,525
NN Group NV(c)(d) (3M Euribor + 3.950%)
EUR	800,000	4.625		04/08/44	964,052

					5,406,389

Internet(c) – 0.3%
Amazon.com, Inc.
	$1,500,000	3.875		08/22/37	1,459,275

Media – 1.3%
Charter Communications Operating LLC/Charter Communications Operating Capital(c)
	150,000	3.579		07/23/20	150,142
	900,000	4.500		02/01/24	897,687
	2,400,000	4.908		07/23/25	2,385,096
Comcast Corp.
	1,000,000	3.700	(c)	04/15/24	1,005,330
	750,000	3.950	(c)	10/15/25	758,475
	850,000	4.150	(c)	10/15/28	863,226
	300,000	6.400		03/01/40	359,493
	350,000	4.700	(c)	10/15/48	355,845
Time Warner Cable LLC
	450,000	5.000		02/01/20	456,588
	100,000	4.125	(c)	02/15/21	100,464

					7,332,346

Mining(a) – 0.2%
Glencore Funding LLC
	1,400,000	4.125		05/30/23	1,385,552

Multi-National – 0.7%
European Investment Bank
EUR	3,400,000	0.875		01/14/28	3,980,978

Oil Field Services – 1.8%
Anadarko Petroleum Corp.
	$600,000	6.450		09/15/36	638,142
BP Capital Markets America, Inc.(c)
	2,100,000	3.790		02/06/24	2,127,195
BP Capital Markets PLC
	250,000	3.814		02/10/24	252,542

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – (continued)
Cenovus Energy, Inc.(c)
	$250,000	4.250%		04/15/27	$ 227,752
Continental Resources, Inc.(c)
	150,000	4.500		04/15/23	147,187
Devon Energy Corp.(c)
	500,000	3.250		05/15/22	487,085
	100,000	5.850		12/15/25	105,485
	200,000	5.600		07/15/41	189,712
	500,000	4.750		05/15/42	430,970
	300,000	5.000		06/15/45	265,371
Dolphin Energy Ltd. LLC
	61,040	5.888	(a)	06/15/19	61,345
	40,984	5.888		06/15/19	41,189
Gazprom OAO Via Gaz Capital SA
	240,000	8.625	(g)	04/28/34	297,000
	310,000	7.288		08/16/37	345,650
Marathon Oil Corp.(c)
	900,000	4.400		07/15/27	853,461
Petroleos Mexicanos
	32,000	6.375		02/04/21	32,328
EUR	820,000	5.125		03/15/23	968,875
Reliance Industries Ltd.(a)
	$510,000	3.667		11/30/27	465,298
Total Capital SA
	2,150,000	3.883		10/11/28	2,209,469
Valero Energy Corp.(c)
	150,000	4.350		06/01/28	146,342

					10,292,398

Pharmaceuticals(c) – 2.1%
AbbVie, Inc.
	300,000	3.750		11/14/23	298,572
	600,000	4.250		11/14/28	584,472
	750,000	4.450		05/14/46	659,595
Allergan Funding SCS
	250,000	3.000		03/12/20	249,045
Bayer AG(d) (5 year EUR Swap + 2.176%)
EUR	1,400,000	3.000		07/01/75	1,598,291
Bayer US Finance II LLC(a)
	$750,000	3.875		12/15/23	735,998
	1,000,000	4.250		12/15/25	977,880
	550,000	4.375		12/15/28	524,645

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals(c) – (continued)
Cigna Corp.(a)
	$2,350,000	3.750%	07/15/23	$ 2,343,913
	450,000	4.125	11/15/25	449,109
	500,000	4.900	12/15/48	489,105
CVS Health Corp.
	550,000	2.800	07/20/20	545,171
	950,000	4.300	03/25/28	930,192
	750,000	4.780	03/25/38	720,038
	250,000	5.050	03/25/48	244,055
Takeda Pharmaceutical Co. Ltd.(a)
EUR	700,000	2.250	11/21/26	819,156

				12,169,237

Pipelines – 1.7%
Abu Dhabi Crude Oil Pipeline LLC(a)
	$1,260,000	4.600	11/02/47	1,228,500
Enterprise Products Operating LLC(c)
	700,000	2.850	04/15/21	692,237
	500,000	3.750	02/15/25	494,375
	400,000	4.800	02/01/49	386,920
EQM Midstream Partners LP(c)
	550,000	4.750	07/15/23	547,387
MPLX LP(c)
	400,000	4.500	04/15/38	351,296
	500,000	4.700	04/15/48	433,420
	150,000	5.500	02/15/49	145,382
Plains All American Pipeline LP/PAA Finance Corp.(c)
	1,050,000	4.500	12/15/26	1,009,858
	50,000	4.700	06/15/44	41,664
Sabine Pass Liquefaction LLC(c)
	1,500,000	5.625	03/01/25	1,558,200
Sunoco Logistics Partners Operations LP(c)
	1,050,000	4.000	10/01/27	962,461
	350,000	5.300	04/01/44	308,767
	150,000	5.400	10/01/47	134,853
The Williams Cos., Inc.(c)
	550,000	3.600	03/15/22	539,940
	450,000	3.900	01/15/25	436,914

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
Western Gas Partners LP(c)
	$250,000	4.750%	08/15/28	$ 239,053

				9,511,227

Real Estate Investment Trust(c) – 0.4%
American Tower Corp.
	450,000	3.300	02/15/21	447,764
HCP, Inc.
	100,000	2.625	02/01/20	99,284
Ventas Realty LP/Ventas Capital Corp.
	200,000	3.250	08/15/22	197,512
VEREIT Operating Partnership LP
	900,000	4.625	11/01/25	901,152
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
	350,000	2.700	09/17/19	348,789
	400,000	3.750	09/17/24	396,672

				2,391,173

Retailing(c) – 0.4%
Dollar Tree, Inc.
	650,000	4.000	05/15/25	624,930
	800,000	4.200	05/15/28	758,128
Starbucks Corp.
	700,000	4.000	11/15/28	691,775
	550,000	4.500	11/15/48	512,908

				2,587,741

Semiconductors(c) – 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.
	500,000	3.000	01/15/22	480,680

Software(c) – 0.6%
Oracle Corp.
	1,650,000	2.650	07/15/26	1,532,503
	700,000	3.250	11/15/27	675,479
	800,000	3.800	11/15/37	747,816
	650,000	4.000	11/15/47	605,306

				3,561,104

Supranational(e) – 0.2%
European Financial Stability Facility
EUR	900,000	1.375	05/31/47	989,453

Telecommunication Services – 1.4%
America Movil SAB de CV
MXN	5,260,000	6.000	06/09/19	263,303
AT&T, Inc.(c)
	$2,000,000	2.800	02/17/21	1,974,860

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Telecommunication Services – (continued)
AT&T, Inc.(c) – (continued)
$1,450,000	3.200%	03/01/22	$ 1,430,671
250,000	3.000	06/30/22	243,978
British Telecommunication PLC(c)
700,000	5.125	12/04/28	703,843
Verizon Communications, Inc.
1,884,000	4.329	09/21/28	1,893,458
650,000	5.012	04/15/49	647,907
Vodafone Group PLC
1,050,000	3.750	01/16/24	1,033,588

			8,191,608

TOTAL CORPORATE OBLIGATIONS (Cost $186,640,500)			$181,024,217

Asset-Backed Securities(d) – 14.4%
Collateralized Loan Obligations(a) – 7.4%
AIMCO CLO Series 2014-AA, Class AR (3M USD LIBOR + 1.100%)
$3,919,263	3.448%	07/20/26	$ 3,902,786
Catamaran CLO Ltd. Series 2013-1A, Class AR (3M USD LIBOR + 0.850%)
3,800,000	3.187	01/27/28	3,739,504
GoldentTree Loan Management US CLO 1 Ltd. Series 2017-1A, Class A (3M USD LIBOR + 1.220%)
4,650,000	3.568	04/20/29	4,619,510
Halcyon Loan Advisors Funding Ltd. Series 2013-1A, Class A1 (3M USD LIBOR + 1.150%)
752,308	3.489	04/15/25	751,387
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1R (3M USD LIBOR + 1.130%)
3,413,902	3.463	04/18/26	3,403,462
Madison Park Funding XII Ltd. Series 2014-12A, Class AR (3M USD LIBOR + 1.260%)
3,328,929	3.608	07/20/26	3,325,497
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
5,300,000	3.089	04/15/29	5,168,830
Octagon Investment Partners 24 Ltd. Series 2015-1A, Class A1R (3M USD LIBOR + 0.900%)
8,450,000	3.212	05/21/27	8,408,249
OFSI Fund VII Ltd. Series 2014-7A, Class AR (3M USD LIBOR + 0.900%)
2,250,000	3.233	10/18/26	2,235,713
Trinitas CLO II Ltd. Series 2014-2A, Class A1R (3M USD LIBOR + 1.180%)
886,601	3.519	07/15/26	882,911
Tryon Park CLO Ltd. Series 2013-1A, Class A1SR (3M USD LIBOR + 0.890%)
3,700,000	3.233	04/15/29	3,633,936
WhiteHorse VIII Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 0.900%)
2,526,834	3.243	05/01/26	2,508,252

			42,580,037

Home Equity – 0.0%
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 1A1
10,218	6.975	09/25/37	10,275

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(d) – (continued)
Home Equity – (continued)
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 2A1
$55,393	6.762%	09/25/37	$ 57,210

			67,485

Student Loans – 7.0%
Chase Education Loan Trust Series 2007-A, Class A3 (3M USD LIBOR + 0.070%)
89,767	2.456	12/28/23	89,631
ECMC Group Student Loan Trust Series 2017-1A, Class A(a) (1M USD LIBOR + 1.200%)
6,009,999	3.515	12/27/66	6,078,133
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(a) (1M USD LIBOR + 0.800%)
6,750,000	3.115	04/26/32	6,779,752
Educational Services of America, Inc. Series 2010-1, Class A1(a) (3M USD LIBOR + 0.850%)
243,770	3.185	07/25/23	244,116
Educational Services of America, Inc. Series 2015-2, Class A(a) (1M USD LIBOR + 1.000%)
1,356,969	3.315	12/25/56	1,367,041
Higher Education Funding I Series 2014-1, Class A(a) (3M USD LIBOR + 1.050%)
3,363,757	3.361	05/25/34	3,391,892
Knowledgeworks Foundation Student Loan Series 2010-1, Class A (3M USD LIBOR + 0.950%)
424,279	3.261	02/25/42	425,555
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
2,450,000	3.351	07/20/43	2,495,165
Navient Student Loan Trust Series 2017-2A, Class A(a) (1M USD LIBOR + 1.050%)
5,809,442	3.365	12/27/66	5,852,846
Nelnet Student Loan Trust Series 2006-1, Class A6(a) (3M USD LIBOR + 0.450%)
4,300,000	2.760	08/23/36	4,193,918
Nelnet Student Loan Trust Series 2006-2, Class A7(a) (3M Euribor + 0.580%)
4,050,000	2.915	01/26/37	3,994,428
Nelnet Student Loan Trust Series 2011-1A, Class A(a) (1M USD LIBOR + 0.850%)
224,782	3.165	02/25/48	226,679
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
1,451,219	3.235	07/25/41	1,448,169
PHEAA Student Loan Trust Series 2016-1A, Class A(a) (1M USD LIBOR + 1.150%)
2,973,166	3.465	09/25/65	3,008,315
Scholar Funding Trust Series 2010-A, Class A(a) (3M USD LIBOR + 0.750%)
720,225	3.089	10/28/41	711,391

			40,307,031

TOTAL ASSET-BACKED SECURITIES (Cost $82,508,216)			$ 82,954,553

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 19.9%
Collateralized Mortgage Obligations – 3.7%
Interest Only(h) – 0.6%
FHLMC REMIC Series 3852, Class SW(d) (-1x1M LIBOR + 6.000%)
$500,358	3.694%	05/15/41	$ 70,524
FHLMC REMIC Series 4314, Class SE(d) (-1x1M LIBOR + 6.050%)
402,643	3.744	03/15/44	62,118
FHLMC REMIC Series 4320, Class SD(d) (-1x1M LIBOR + 6.100%)
300,039	3.794	07/15/39	41,236
FHLMC REMIC Series 4583, Class ST(d) (-1x1M LIBOR + 6.000%)
1,400,467	3.694	05/15/46	223,741
FHLMC STRIPS Series 304, Class C45
346,388	3.000	12/15/27	27,869
FNMA REMIC Series 2011-124, Class SC(d) (-1x1M LIBOR + 6.550%)
460,147	4.235	12/25/41	75,956
FNMA REMIC Series 2012-5, Class SA(d) (-1x1M LIBOR + 5.950%)
645,072	3.635	02/25/42	93,075
FNMA REMIC Series 2013-121, Class SA(d) (-1x1M LIBOR + 6.100%)
636,610	3.785	12/25/43	87,530
FNMA REMIC Series 2014-6, Class SA(d) (-1x1M LIBOR + 6.600%)
502,391	4.285	02/25/44	88,432
GNMA REMIC Series 2010-101, Class S(d) (-1x1M LIBOR + 6.000%)
980,990	3.699	08/20/40	145,265
GNMA REMIC Series 2010-20, Class SE(d) (-1x1M LIBOR + 6.250%)
731,290	3.949	02/20/40	113,479
GNMA REMIC Series 2013-124, Class CS(d) (-1x1M LIBOR + 6.050%)
776,495	3.749	08/20/43	122,808
GNMA REMIC Series 2013-134, Class DS(d) (-1x1M LIBOR + 6.100%)
159,723	3.799	09/20/43	23,521
GNMA REMIC Series 2013-152, Class SG(d) (-1x1M LIBOR + 6.150%)
286,625	3.849	06/20/43	41,549
GNMA REMIC Series 2013-152, Class TS(d) (-1x1M LIBOR + 6.100%)
284,999	3.799	06/20/43	41,540
GNMA REMIC Series 2013-181, Class SA(d) (-1x1M LIBOR + 6.100%)
924,475	3.799	11/20/43	138,555
GNMA REMIC Series 2014-117, Class SJ(d) (-1x1M LIBOR + 5.600%)
2,245,040	3.299	08/20/44	289,922
GNMA REMIC Series 2014-132, Class SL(d) (-1x1M LIBOR + 6.100%)
665,559	3.799	10/20/43	80,041
GNMA REMIC Series 2014-133, Class BS(d) (-1x1M LIBOR + 5.600%)
331,608	3.299	09/20/44	41,342
GNMA REMIC Series 2014-158, Class SA(d) (-1x1M LIBOR + 5.600%)
1,054,422	3.290	10/16/44	141,142
GNMA REMIC Series 2014-188, Class IB
12,054	4.000	12/20/44	1,786
GNMA REMIC Series 2015-110, Class MS(d) (-1x1M LIBOR + 5.710%)
1,950,323	3.409	08/20/45	234,880
GNMA REMIC Series 2015-111, Class IM
934,913	4.000	08/20/45	153,896
GNMA REMIC Series 2015-123, Class SP(d) (-1x1M LIBOR + 6.250%)
473,301	3.949	09/20/45	70,640
GNMA REMIC Series 2015-129, Class IC
384,083	4.500	09/16/45	77,622
GNMA REMIC Series 2015-167, Class AS(d) (-1x1M LIBOR + 6.250%)
339,275	3.949	11/20/45	48,136
GNMA REMIC Series 2015-168, Class SD(d) (-1x1M LIBOR + 6.200%)
222,784	3.899	11/20/45	34,858
GNMA REMIC Series 2015-57, Class AS(d) (-1x1M LIBOR + 5.600%)
1,547,198	3.299	04/20/45	194,522
GNMA REMIC Series 2016-1, Class ST(d) (-1x1M LIBOR + 6.200%)
434,134	3.899	01/20/46	62,722
GNMA REMIC Series 2016-138, Class GI
1,021,148	4.000	10/20/46	170,409

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(h) – (continued)
GNMA REMIC Series 2016-27, Class IA
	$592,216	4.000%	06/20/45	$ 86,339

				3,085,455

Sequential Fixed Rate – 0.2%
FNMA REMIC Series 2011-52, Class GB
	465,429	5.000	06/25/41	500,049
FNMA REMIC Series 2011-99, Class DB
	444,166	5.000	10/25/41	476,577
FNMA REMIC Series 2012-111, Class B
	52,799	7.000	10/25/42	59,849
FNMA REMIC Series 2012-153, Class B
	214,643	7.000	07/25/42	244,385

				1,280,860

Sequential Floating Rate(d) – 2.9%
Alternative Loan Trust Series 2005-38, Class A1 (12M MTA + 1.500%)
	89,572	3.553	09/25/35	87,722
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1 (1M USD LIBOR + 0.210%)
	278,854	2.511	03/20/46	240,748
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
	37,204	4.306	04/20/35	35,537
Harben Finance PLC Series 2017-1X, Class A (3M GBP LIBOR + 0.800%)
GBP	945,652	1.605	08/20/56	1,202,820
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
	$416,757	4.170	08/19/36	376,739
London Wall Mortgage Capital PLC Series 2017-FL1, Class A (3M GBP LIBOR + 0.850%)
GBP	1,760,094	1.652	11/15/49	2,221,638
Residential Accredit Loans, Inc. Series 2005-QO5, Class A1 (12M MTA + 1.000%)
	$639,683	3.053	01/25/46	562,039
Ripon Mortgages PLC Series 1X, Class A1 (3M GBP LIBOR + 0.800%)
GBP	407,983	1.605	08/20/56	516,415
Ripon Mortgages PLC Series 1X, Class A2 (3M GBP LIBOR + 0.800%)
	3,588,396	1.605	08/20/56	4,546,198
Sequoia Mortgage Trust Series 2004-10, Class A3A (6M USD LIBOR + 0.660%)
	$86,783	3.354	11/20/34	81,683
Station Place Securitization Trust Series 2015-2, Class A(a) (1M USD LIBOR + 0.550%)
	1,400,000	2.857	07/15/19	1,400,000
Towd Point Mortgage Funding Auburn 11 PLC Series 2017-A11X, Class A1 (3M GBP LIBOR + 0.850%)
GBP	2,545,538	1.655	05/20/45	3,228,122
Warwick Finance Residential Mortgages No. One PLC Series 1, Class A (3M GBP LIBOR + 1.000%)
	1,715,402	1.804	09/21/49	2,182,179

				16,681,840

				21,048,155

Federal Agencies – 16.2%
FHLMC – 0.1%
	$42	5.000%	01/01/19	$ 42
	22	5.000	02/01/19	22
	85	5.000	03/01/19	85
	2,552	5.000	01/01/33	2,672

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FHLMC – Continued
$510	5.000%	06/01/33		$ 544
5,052	5.000	07/01/33		5,384
6,266	5.000	08/01/33		6,678
1,073	5.000	10/01/33		1,144
2,885	5.000	11/01/33		3,074
1,506	5.000	12/01/33		1,605
4,706	5.000	02/01/34		5,016
1,798	5.000	03/01/34		1,916
2,859	5.000	04/01/34		3,048
5,462	5.000	05/01/34		5,821
76,544	5.000	06/01/34		81,577
977	5.000	11/01/34		1,041
20,619	5.000	04/01/35		21,974
2,445	5.000	11/01/35		2,606
7,740	5.000	02/01/37		8,229
554	5.000	11/01/37		586
31,208	5.000	01/01/40		33,185
16,914	4.000	06/01/40		17,415
154,997	4.000	02/01/41		159,481
10,699	4.000	11/01/41		10,997

				374,142

FNMA – 6.5%
18	5.000	03/01/19		17
83	5.000	04/01/19		83
356,517	4.500	07/01/36		372,912
39,338	4.500	12/01/36		41,098
35,468	4.500	05/01/38		37,156
25,245	4.500	05/01/39		26,525
15,710	4.500	06/01/39		16,509
9,568	4.500	08/01/39		10,054
16,605	4.500	09/01/39		17,389
24,576	4.500	10/01/39		25,737
9,461	4.500	03/01/40		9,908
134,512	4.500	04/01/40		140,785
9,525	4.500	12/01/40		9,969
142,594	4.500	01/01/41		149,241
38,945	4.500	04/01/41		40,735
72,426	4.500	06/01/41		75,762
53,514	4.500	07/01/41		55,975
80,694	4.500	08/01/41		84,416
256,146	4.500	09/01/41		267,959
217,444	4.500	10/01/41		227,444
175,044	4.500	11/01/41		183,094
105,285	4.500	12/01/41		110,135
103,093	4.500	01/01/42		107,805
25,199	4.500	03/01/42		26,327
45,524	4.500	04/01/42		47,518
104,894	3.000	12/01/42		103,055
259,417	3.000	01/01/43		254,869
314,886	3.000	04/01/43		309,462
807,145	4.500	06/01/45		840,480
7,748,380	4.000	01/01/48		7,937,262
988,946	4.500	09/01/48		1,036,433
24,000,000	4.500	TBA-30yr	(i)	24,844,939

				37,411,053

GNMA – 9.6%
6,231,580	4.000	10/20/43		6,422,702
613,189	4.000	11/20/44		631,421
57,959	4.000	05/20/45		59,628

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
GNMA – Contiuned
$2,784,382	4.000%	07/20/45		$ 2,862,818
2,150,108	4.000	08/20/45		2,210,676
1,062,203	4.000	01/20/46		1,092,125
713,024	4.500	02/20/48		739,246
237,545	4.500	03/20/48		246,281
1,000,100	4.500	04/20/48		1,036,160
15,794,294	4.500	07/20/48		16,355,265
5,970,941	4.500	08/20/48		6,182,033
4,980,676	4.500	10/20/48		5,157,148
2,994,108	4.500	11/20/48		3,100,193
9,000,000	5.000	TBA-30yr	(i)	9,361,557
				55,457,253

TOTAL FEDERAL AGENCIES				$ 93,242,448

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $115,613,873)				$114,290,603

Agency Debenture – 0.4%
FHLMC
$1,800,000	6.750%	03/15/31		$ 2,453,040
(Cost $2,289,998)

Municipal Debt Obligation(c)(d) – 0.5%
Ohio – 0.5%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.000%)
$2,900,000	3.190%	10/25/37		$ 2,901,845
(Cost $2,875,617)

Shares		Distribution Rate		Value

Investment Company(j) – 0.7%

Goldman Sachs Financial Square Government Fund - Institutional Shares
4,016,755		2.521		$ 4,016,755
(Cost $4,016,755)

TOTAL INVESTMENTS – 101.6% (Cost $587,219,000)				$584,383,352

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.6)%				(9,433,299)

NET ASSETS – 100.0%				$574,950,053

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $134,046,081, which represents approximately 23.3% of the Fund’s net assets as of December 31, 2018. The liquidity determination is unaudited.

(b)	Actual maturity date is September 20, 2117.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(e)	Guaranteed by a foreign government until maturity.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at December 31, 2018.

(h)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(i)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $34,206,496, which represents approximately 5.9% of net assets as of December 31, 2018.

(j)	Represents an affiliated issuer.

Currency Abbreviations:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CNH	— Chinese Yuan Renminbi Offshore
COP	— Colombian Peso
CZK	— Czech Koruna
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PHP	— Philippine Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
AUDOR	— Australian Dollar Offered Rate
BP	— British Pound Offered Rate
CDOR	— Canadian Dollar Offered Rate
CHFOR	— Swiss Franc Offered Rate
CLO	— Collateralized Loan Obligation
CPI	— Consumer Price Index
EURO	— Euro Offered Rate
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GMAC	— General Motors Acceptance Corporation
GNMA	— Government National Mortgage Association
JYOR	— Japanese Yen Offered Rate

KWCDC	— South Korean Won Certificate of Deposit
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
MTA	— Monthly Treasury Average
NIBOR	— Norwegian Interbank Offered Rate
NZDOR	— New Zealand Dollar Offered Rate
PLC	— Public Limited Company
REMIC	— Real Estate Mortgage Investment Conduit
STIBOR	— Stockholm Interbank Offered Rate
STRIPS	— Separate Trading of Registered Interest and Principal of Securities
TIIE	— La Tasa de Interbank Equilibrium Interest Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	ARS	51,237,038	USD	1,309,844	01/14/19	$22,604
	BRL	1,522,386	USD	389,786	01/03/19	2,901
	BRL	6,179,136	USD	1,582,220	02/04/19	8,629
	CAD	212,230	AUD	218,436	03/20/19	1,681
	CHF	3,281,799	EUR	2,915,108	03/20/19	1,707
	CNH	10,320,845	USD	1,492,366	03/20/19	9,994
	CZK	58,107,967	EUR	2,232,259	03/20/19	17,998
	EUR	688,136	CAD	1,062,667	03/20/19	13,956
	EUR	1,392,418	NOK	13,619,823	03/20/19	25,442
	EUR	338,147	SEK	3,430,407	03/20/19	505
	EUR	3,924,372	USD	4,494,262	02/08/19	16,905
	EUR	5,980,728	USD	6,866,301	03/20/19	32,815
	GBP	450,765	EUR	495,909	03/20/19	4,739
	GBP	918,000	USD	1,170,840	01/17/19	277
	GBP	814,082	USD	1,039,937	03/20/19	1,762
	HUF	112,356,050	EUR	348,163	03/20/19	1,610
	HUF	301,061,172	USD	1,066,572	03/20/19	13,912
	IDR	47,780,208,929	USD	3,249,882	01/14/19	61,130
	INR	16,519,152	USD	234,564	01/07/19	2,934
	INR	283,273,586	USD	4,000,602	01/15/19	68,290
	JPY	130,123,750	EUR	1,025,000	03/20/19	12,617
	JPY	535,881,624	USD	4,742,063	01/15/19	153,391
	JPY	352,045,782	USD	3,140,389	03/20/19	92,685
	KRW	729,412,705	USD	651,997	01/28/19	3,471
	MXN	34,525,727	USD	1,704,233	03/20/19	30,666
	MYR	3,685,856	USD	882,434	01/07/19	9,377
	MYR	1,641,720	USD	393,191	01/10/19	4,097
	NOK	18,401,920	EUR	1,846,499	03/20/19	5,785
	NOK	3,407,693	USD	389,933	03/20/19	5,583
	PHP	42,420,216	USD	799,921	01/04/19	7,258
	PLN	5,261,671	EUR	1,216,853	03/20/19	4,960
	PLN	1,482,692	USD	393,041	03/20/19	3,910
	SEK	28,348,280	EUR	2,760,765	03/20/19	34,609
	SGD	667,539	USD	488,983	03/20/19	1,699
	TRY	1,577,401	USD	277,345	03/20/19	8,288
	TWD	36,156,090	USD	1,182,112	01/07/19	1,103
	USD	2,287,897	AUD	3,233,978	01/16/19	9,247
	USD	2,774,540	AUD	3,791,959	03/20/19	100,009
	USD	2,537,778	BRL	9,821,840	01/03/19	4,314
	USD	623,190	BRL	2,412,319	02/04/19	2,126
	USD	15,864,398	CAD	20,823,546	01/24/19	601,080
	USD	6,497,558	CAD	8,625,940	03/20/19	167,320
	USD	394,838	CNH	2,706,928	03/20/19	801
	USD	277,111	COP	894,429,722	01/28/19	2,104
	USD	659,940	DKK	4,279,000	01/24/19	1,818
	USD	89,275,686	EUR	77,524,519	02/08/19	159,253
	USD	393,234	EUR	340,816	03/20/19	83
	USD	38,013,091	GBP	29,698,539	01/17/19	125,885
	USD	397,015	IDR	5,723,573,523	01/14/19	391
	USD	668,582	ILS	2,461,480	01/08/19	9,885
	USD	395,116	KRW	439,297,615	01/28/19	352
	USD	5,215,868	NZD	7,656,320	03/20/19	69,648
	USD	1,204,935	RUB	80,415,509	02/21/19	58,958
	USD	1,010,071	TWD	30,837,461	01/07/19	910
	USD	156,090	ZAR	2,244,495	03/20/19	$1,587
	ZAR	20,899,000	USD	1,428,886	01/15/19	21,041

TOTAL						$2,026,102

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	AUD	1,094,321	EUR	691,051	03/20/19	$(25,325)
	AUD	219,147	JPY	17,090,111	03/20/19	(2,382)
	AUD	547,227	NZD	575,596	03/20/19	(920)
	AUD	6,712,037	USD	4,906,462	03/20/19	(172,353)
	BRL	15,099,070	USD	3,900,723	01/03/19	(6,042)
	CAD	3,167,372	EUR	2,090,633	03/20/19	(87,258)
	CAD	211,607	JPY	17,646,119	03/20/19	(6,766)
	CAD	5,886,119	USD	4,406,989	03/20/19	(87,397)
	COP	3,914,500,485	USD	1,229,013	01/28/19	(25,441)
	EUR	1,044,507	CHF	1,182,085	03/20/19	(6,957)
	EUR	341,195	CZK	8,839,728	03/20/19	(879)
	EUR	347,189	GBP	313,994	03/20/19	(1,284)
	EUR	341,195	HUF	109,830,266	03/20/19	(583)
	EUR	351,073	PLN	1,517,443	03/20/19	(1,271)
	EUR	665,714	RON	3,127,856	03/20/19	(864)
	EUR	342,895	SEK	3,520,618	03/20/19	(4,262)
	GBP	311,298	EUR	348,305	03/20/19	(3,454)
	GBP	1,031,897	USD	1,340,308	01/17/19	(23,890)
	GBP	1,597,865	USD	2,047,823	03/20/19	(3,197)
	IDR	4,806,548,073	USD	334,718	01/14/19	(1,640)
	KRW	259,917,746	USD	234,564	01/28/19	(995)
	NOK	47,852,245	EUR	4,899,881	03/20/19	(98,296)
	NOK	1,335,977	USD	157,792	03/20/19	(2,731)
	NZD	579,310	EUR	340,945	03/20/19	(3,914)
	NZD	2,904,831	USD	1,996,929	03/20/19	(44,435)
	PHP	103,310,717	USD	1,968,573	01/04/19	(2,756)
	PLN	1,498,915	EUR	348,067	03/20/19	(221)
	RUB	112,028,238	USD	1,667,298	02/21/19	(70,817)
	SGD	356,587	USD	262,239	03/20/19	(125)
	TRY	2,999,631	USD	546,133	03/20/19	(2,967)
	TWD	30,837,461	USD	1,011,396	01/18/19	(1,088)
	USD	1,743,266	BRL	6,799,616	01/03/19	(10,641)
	USD	5,864,767	CNH	40,840,178	03/20/19	(80,167)
	USD	4,126,086	EUR	3,602,761	03/20/19	(29,908)
	USD	786,122	GBP	619,264	03/20/19	(6,288)
	USD	1,874,979	IDR	27,253,953,890	01/14/19	(13,630)
	USD	2,409,572	IDR	37,271,254,000	01/29/19	(167,962)
	USD	236,022	INR	16,519,152	01/07/19	(1,476)
	USD	4,127,581	INR	300,350,935	01/15/19	(186,606)
	USD	88,512,290	JPY	9,910,715,997	01/15/19	(2,025,348)
	USD	3,803,125	JPY	424,264,259	03/20/19	(93,179)
	USD	1,218,394	KRW	1,369,059,970	01/28/19	(11,878)
	USD	10,161,250	KRW	11,452,744,337	02/28/19	(143,541)
	USD	1,320,610	MXN	27,419,752	02/07/19	(66,280)
	USD	1,554,523	MXN	31,325,533	03/20/19	(19,569)
	USD	2,757,069	PHP	145,730,934	01/04/19	(15,929)
	USD	1,963,336	PHP	103,310,717	02/04/19	(3,002)
	USD	2,698,252	SEK	24,155,095	02/07/19	(35,630)
	USD	557,632	SEK	4,929,929	03/20/19	(2,225)
	USD	1,606,207	SGD	2,210,665	01/16/19	(16,355)
	USD	172,710	SGD	236,750	03/20/19	(1,316)
	USD	3,849,624	THB	125,613,224	03/20/19	(16,886)
	USD	464,823	TRY	2,569,020	03/20/19	(367)
	USD	172,952	TWD	5,318,629	01/07/19	(1,101)
	USD	370,194	TWD	11,366,814	01/18/19	(2,209)
	USD	2,690,633	ZAR	38,886,647	01/15/19	(7,235)
	ZAR	4,443,335	USD	315,228	03/20/19	$(9,366)

TOTAL						$(3,658,604)

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At December 31, 2018, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FNMA	4.000%	TBA - 30yr	01/14/19	$(7,000,000)	$(7,135,366)
GNMA	4.000	TBA - 30yr	01/23/19	(12,000,000)	(12,288,352)

TOTAL (Proceeds Receivable: $(19,219,492))					$(19,423,718)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Australian 3 Year Government Bonds	78	03/15/19	$6,164,871	$17,830
Australian 10 Year Government Bonds	40	03/15/19	3,737,984	36,740
Italian 10 Year Government Bonds	30	03/07/19	3,805,722	36,731
Japan 10 Year Government Bonds	9	03/13/19	12,520,597	54,710
Ultra Long U.S. Treasury Bonds	133	03/20/19	21,367,281	867,846
2 Year German Euro-Schatz	214	03/07/19	27,446,617	15,599
5 Year German Euro-Bobl	115	03/07/19	17,460,996	47,722
10 Year German Euro-Bund	70	03/07/19	13,116,313	61,817
2 Year U.S. Treasury Notes	190	03/29/19	40,339,375	275,771
10 Year U.S. Treasury Notes	111	03/20/19	13,543,734	86,899

Total				$1,501,665

Short position contracts:
Eurodollars	(68)	06/17/19	(16,543,550)	116,336
Eurodollars	(10)	12/16/19	(2,433,750)	(4,377)
Eurodollars	(97)	12/14/20	(23,651,025)	(128,615)
French 10 Year Government Bonds	(7)	03/07/19	(1,209,453)	1,261
Italian 10 Year Government Bonds	(15)	03/07/19	(2,196,746)	(64,484)
Ultra 10 Year U.S. Treasury Notes	(30)	03/20/19	(3,902,344)	(122,112)
3 Month Euribor Interest Rate	(139)	12/16/19	(39,914,338)	(24,097)
10 Year U.K. Long Gilt	(56)	03/27/19	(8,791,577)	(714)
20 Year U.S. Treasury Bonds	(16)	03/20/19	(2,336,000)	(43,845)
5 Year U.S. Treasury Notes	(395)	03/29/19	(45,301,563)	(319,294)

Total				$(589,941)

TOTAL FUTURES CONTRACTS				$911,724

SWAP CONTRACTS — At December 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

Mexico IB TIIE 28D(a)	7.600%	06/17/20	MXN	35,250		$(26,674)	$(1,143)	$(25,531)
3M EURO(b)	0.085(c)	11/22/20	EUR	51,600	(d)	68,881	2,819	66,062
3M EURO(b)	0.100(e)	01/16/21		25,730	(d)	78,515	(60,409)	138,924
0.050%(e)	3M STIBOR(b)	01/16/21	SEK	218,480	(d)	10,312	(213,484)	223,796
8.900(a)	Mexico IB TIIE 28D	03/17/21	MXN	54,075	(d)	(14,966)	15	(14,981)
3M NZDOR(b)	2.250(f)	03/20/21	NZD	32,250	(d)	114,855	54,248	60,607
6M CDOR(f)	2.500	03/20/21	CAD	10,350	(d)	40,275	3,849	36,426
2.750(f)	3M LIBOR(b)	03/20/21		$42,960	(d)	(99,646)	121,108	(220,754)
6M EURO(f)	0.350(e)	12/16/21	EUR	46,900	(d)	384,168	(628,353)	1,012,521
0.500(b)	3M STIBOR(e)	12/16/21	SEK	366,850	(d)	(143,082)	(441,962)	298,880
6M EURO(f)	0.600(e)	09/28/22	EUR	21,250	(d)	191,688	(113,994)	305,682

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

6M EURO(f)	0.500%(e)	03/20/23	EUR	13,350	(d)	$243,274	$180,535	$62,739
0.500%(e)	3M STIBOR(a)	03/20/23	SEK	107,400	(d)	(46,575)	(32,787)	(13,788)
1.100	6M GBP	08/01/23	GBP	7,440		(40,472)	(90,609)	50,137
6M EURO	0.670	08/03/23	EUR	12,940	(d)	156,629	(159,918)	316,547
6M EURO(f)	0.500(e)	03/20/24		62,980	(d)	924,859	610,153	314,706
6M NIBOR(f)	2.000(e)	03/20/24	NOK	26,270	(d)	24,621	10,308	14,313
3M CDOR(f)	2.500	03/20/24	CAD	20,590	(d)	145,539	(257)	145,796
2.750(f)	3M LIBOR(b)	03/20/24		$24,970	(d)	(210,595)	102,694	(313,289)
0.750(e)	3M STIBOR(b)	03/20/24	SEK	293,090	(d)	(307,255)	(248,569)	(58,686)
2.750(f)	6M AUDOR	03/20/24	AUD	24,050	(d)	(424,875)	(319,460)	(105,415)
6M EURO(f)	0.750(e)	03/20/26	EUR	3,950	(d)	74,495	51,482	23,013
1.500(f)	6M GBP	03/20/26	GBP	1,430	(d)	(15,852)	(6,378)	(9,474)
3M LIBOR(b)	2.750(f)	12/21/27		$6,070	(d)	(7,408)	(99,273)	91,865
0.500(f)	6M JYOR	03/22/28	JPY	338,080	(d)	(37,728)	(33,297)	(4,431)
6M CDOR(f)	2.750	06/21/28	CAD	8,010	(d)	32,079	(52,195)	84,274
1.500(e)	6M EURO(f)	06/21/28	EUR	5,050	(d)	(45,609)	(59,157)	13,548
2.000(f)	6M GBP	06/21/28	GBP	6,870	(d)	(184,245)	(171,052)	(13,193)
1.900(f)	6M GBP	08/03/28		5,370	(d)	(110,252)	(10,492)	(99,760)
6M CHFOR(f)	1.050(e)	08/07/28	CHF	8,460	(d)	115,383	(5,776)	121,159
3M LIBOR(b)	3.000(f)	09/20/28		$1,870	(d)	12,359	(21,316)	33,675
2.250(b)	3M KWCDC	09/20/28	KRW	2,261,440		(32,769)	(9,835)	(22,934)
3.250(f)	3M LIBOR(b)	10/27/28		$1,000	(d)	(16,726)	(2,587)	(14,139)
Mexico IB TIIE 28D(a)	9.300	10/27/28	MXN	58,275	(d)	9,321	(57,157)	66,478
1.150(e)	6M GBP	12/18/28	GBP	1,360	(d)	871	1,602	(731)
6M CHFOR(f)	0.500(e)	03/20/29	CHF	1,230	(d)	20,856	10,346	10,510
6M EURO(f)	1.000(e)	03/20/29	EUR	10,230	(d)	171,415	89,625	81,790
6M GBP(f)	1.500	03/20/29	GBP	3,550	(d)	23,304	(19,746)	43,050
3M LIBOR(b)	3.000(f)	03/20/29		$1,840	(d)	46,292	12,573	33,719
1.250(e)	3M STIBOR(b)	03/20/29	SEK	24,160	(d)	(21,973)	(13,443)	(8,530)
6M EURO(f)	1.500(e)	06/19/29	EUR	3,780	(d)	(5,954)	(12,300)	6,346
1.750(h)	6M GBP	03/20/34	GBP	1,390	(d)	(55,236)	(22,976)	(32,260)
3M LIBOR(b)	2.750(f)	06/16/37		$2,510	(d)	(45,772)	(108,871)	63,099
1.250(f)	6M JYOR	06/14/38	JPY	91,730	(d)	(27,474)	(18,544)	(8,930)
6M GBP(f)	1.750	03/20/39	GBP	530	(d)	23,572	3,682	19,890
3M LIBOR(b)	3.500(f)	11/08/48		$2,740	(d)	189,189	50,561	138,628
6M GBP(f)	1.750	03/20/49	GBP	530	(d)	34,509	3,089	31,420
1.000(f)	6M JYOR	03/20/49	JPY	481,830	(d)	(331,703)	(176,378)	(155,325)

TOTAL						$884,420	$(1,903,029)	$2,787,449

(a)	Payments made monthly.
(b)	Payments made quarterly.
(c)	Payments made at termination date.
(d)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2018.
(e)	Payments made annually.
(f)	Payments made semi-annually.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Credit Spread at December 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.376%	Barclays Bank PLC	12/20/21	$460	$(8,386)	$(1,088)	$(7,298)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.256	Citibank NA	12/20/20	13,280	(195,652)	39,644	(235,296)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	Deutsche Bank AG (London)	06/20/21	100	(1,650)	(12)	(1,638)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.526	JPMorgan Securities, Inc.	12/20/22	9,110	(165,878)	(165,679)	(199)

TOTAL						$(371,566)	$(127,135)	$(244,431)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at December 31, 2018(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
CDX.NA.IG.Index 31	(1.000)%	0.878%	12/20/23	EUR	6,026	$(11,782)	$7,902	$(19,684)
iTraxx Europe Index Series 30	(1.000)	0.888%	12/20/23	EUR	10,113	(58,673)	(131,712)	73,039
Protection Sold:
CDX.NA.IG Index 30	1.000	0.806%	06/20/23	$	28,625	238,873	441,826	(202,953)
iTraxx Europe Index Series 30	1.000	1.101%	12/20/23		73,540	434,257	1,007,543	(573,286)

TOTAL						$602,675	$1,309,755	$(722,884)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2018, the Fund had the following written and purchased options:

OVER-THE-COUNTERINTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
1Y IRS	Citibank NA	$3.010	11/01/2019	8,300,000	$8,300,000	$296,171	$119,087	$177,084
2Y IRS	Citibank NA	2.250	03/30/2020	13,200,000	13,200,000	63,588	45,692	17,896
2Y IRS	MS & Co. Int. PLC	2.450	04/27/2020	13,200,000	13,200,000	87,303	37,714	49,589
2Y IRS	MS & Co. Int. PLC	2.450	05/01/2020	11,400,000	11,400,000	76,086	33,407	42,679
2Y IRS	JPMorgan Securities, Inc.	2.300	08/07/2020	18,200,000	18,200,000	115,605	50,050	65,555

				64,300,000	$64,300,000	$638,753	$285,950	$352,803

Puts
1Y IRS	Citibank NA	2.450	01/23/2019	7,200,000	7,200,000	3,617	80,800	(77,183)
1Y IRS	Citibank NA	2.400	01/25/2019	4,500,000	4,500,000	1,783	46,000	(44,217)
1Y IRS	Citibank NA	2.750	02/12/2019	2,300,000	2,300,000	22,528	39,100	(16,572)
1Y IRS	Citibank NA	2.750	02/13/2019	4,300,000	4,300,000	42,670	75,250	(32,580)
1Y IRS	JPMorgan Chase Bank NA	2.750	03/06/2019	4,300,000	4,300,000	49,332	71,667	(22,335)
2Y IRS	Citibank NA	2.450	03/26/2020	9,600,000	9,600,000	60,317	38,505	21,812

				32,200,000	$32,200,000	$180,247	$351,322	$(171,075)

Total Purchased option contracts				96,500,000	$96,500,000	$819,000	$637,272	$181,728

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTERINTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
1Y IRS	Citibank NA	$3.098	11/01/2019	(3,600,000)	$(3,600,000)	$(276,429)	$(118,800)	$(157,629)
2Y IRS	Citibank NA	2.338	03/30/2020	(2,900,000)	(2,900,000)	(39,297)	(45,675)	6,378
2Y IRS	MS & Co. Int. PLC	2.493	04/27/2020	(2,900,000)	(2,900,000)	(53,819)	(37,700)	(16,119)
2Y IRS	MS & Co. Int. PLC	2.495	05/01/2020	(2,500,000)	(2,500,000)	(46,467)	(33,333)	(13,134)
2Y IRS	JPMorgan Securities, Inc.	2.420	08/07/2020	(4,000,000)	(4,000,000)	(73,692)	(50,000)	(23,692)

				(15,900,000)	$(15,900,000)	$(489,704)	$(285,508)	$(204,196)

Puts
1Y IRS	Citibank NA	2.503	01/23/2019	(3,200,000)	(3,200,000)	(990)	(80,800)	79,810
1Y IRS	Citibank NA	2.449	01/25/2019	(2,000,000)	(2,000,000)	(452)	(46,000)	45,548
1Y IRS	Citibank NA	2.790	02/12/2019	(1,000,000)	(1,000,000)	(13,632)	(38,250)	24,618
1Y IRS	Citibank NA	2.799	02/13/2019	(1,900,000)	(1,900,000)	(27,951)	(74,813)	46,862
1Y IRS	JPMorgan Chase Bank NA	2.793	03/06/2019	(1,900,000)	(1,900,000)	(33,509)	(71,250)	37,741
2Y IRS	Citibank NA	2.530	03/26/2020	(2,100,000)	(2,100,000)	(39,543)	(38,325)	(1,218)

				(12,100,000)	$(12,100,000)	$(116,077)	$(349,438)	$233,361

Total Written option contracts				(28,000,000)	$(28,000,000)	$(605,781)	$(634,946)	$29,165

TOTAL				68,500,000	$68,500,000	$213,219	$2,326	$210,893

Abbreviations:
MS & Co. Int. PLC	— Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	— Mexico Interbank TIIE 28 Days
1Y IRS	— 1 Year Interest Rate Swaptions
2Y IRS	— 2 Year Interest Rate Swaptions
CDX.NA.IG Index 30	— CDX North America Investment Grade Index 30
CDX.NA.IG Index 31	— CDX North America Investment Grade Index 31

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a)(b) – 2.5%
Aerospace – 0.3%
EnergySolutions LLC (3M LIBOR + 3.750%)
	$5,397,875	6.553%	05/09/25	$ 4,966,045
Verscend Holding Corp. (1M LIBOR + 4.500%)
	917,700	7.022	08/27/25	885,580

				5,851,625

Chemicals – 0.1%
Starfruit Finco B.V. (1M LIBOR + 3.250%)
	2,050,000	5.599	10/01/25	1,957,750
(6M EURIBOR + 3.750%)
EUR	650,000	3.750	10/01/25	731,891

				2,689,641

Food & Beverages – 0.2%
Shearer’s Foods, Inc. (1M LIBOR + 6.750%)
	$3,507,256	9.272	06/30/22	3,226,676

Media - Broadcasting & Radio – 0.3%
Getty Images, Inc. (1M LIBOR + 3.500%)
	6,272,304	6.022	10/18/19	6,084,135

Noncaptive - Financial – 0.3%
Avolon TLB Borrower 1 (US) LLC (1M LIBOR + 2.000%)
	7,188,203	4.470	01/15/25	6,894,708

Semiconductors – 0.1%
Microchip Technology, Inc. (1M LIBOR + 2.000%)
	1,673,017	4.530	05/29/25	1,582,389

Technology - Software/Services – 0.9%
ION Trading Technologies S.A.R.L.(c) (1M LIBOR + 4.000%)
	3,507,243	6.522	11/21/24	3,305,577
MA FinanceCo. LLC (1M LIBOR + 2.500%)
	979,283	5.022	06/21/24	909,921
Seattle SpinCo, Inc. (1M LIBOR + 2.500%)
	6,613,342	5.022	06/21/24	6,144,919
SS&C Technologies Holdings Europe S.a.r.l. (1M LIBOR + 2.250%)
	2,270,858	4.772	04/16/25	2,137,853
SS&C Technologies, Inc. (1M LIBOR + 2.250%)
	5,986,755	4.772	04/16/25	5,636,111

				18,134,381

Telecommunications - Satellites – 0.3%
Windstream Corp. (1M LIBOR + 4.000%)
	6,368,698	6.460	03/29/21	5,656,741

TOTAL BANK LOANS (Cost $52,828,844)				$ 50,120,296

Corporate Obligations – 23.8%
Aerospace & Defense – 0.5%
Bombardier, Inc.(d)
	$3,550,000	7.750%	03/15/20	$ 3,598,813

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Northrop Grumman Corp.(e)
$6,950,000	2.930%		01/15/25	$ 6,594,646

				10,193,459

Banks – 0.8%
Banco do Brasil SA(b)(e) (10 Year CMT + 6.362%)
630,000	9.000		06/18/49	639,450
Bank of America Corp.(b)(e) (3M USD LIBOR + 0.930%)
6,100,000	2.816		07/21/23	5,900,164
CIT Group, Inc.(e)
4,300,000	4.125		03/09/21	4,235,500
Citigroup, Inc.(e)
6,125,000	2.700		10/27/22	5,902,050
Credit Suisse AG(b) (3M USD LIBOR + 0.320%)
500,000	2.590		03/08/19	500,198

				17,177,362

Beverages(d) – 0.5%
Keurig Dr Pepper, Inc.
3,525,000	3.551		05/25/21	3,520,453
5,650,000	4.057	(e)	05/25/23	5,627,908

				9,148,361

Chemicals – 1.0%
CNAC HK Finbridge Co. Ltd.
3,040,000	4.125		07/19/27	2,871,842
11,430,000	5.125		03/14/28	11,567,674
PQ Corp.(d)(e)
2,705,000	6.750		11/15/22	2,782,769
Starfruit Finco B.V./Starfruit US Holdco LLC(d)(e)
2,300,000	8.000		10/01/26	2,162,000

				19,384,285

Commercial Services(d) – 0.3%
DP World Ltd.
550,000	5.625		09/25/48	515,625
Refinitiv US Holdings, Inc.(e)
2,750,000	6.250		05/15/26	2,636,563
4,350,000	8.250		11/15/26	3,974,812

				7,127,000

Computers – 0.6%
Dell International LLC/EMC Corp.(d)(e)
5,850,000	4.420		06/15/21	5,844,384
EMC Corp.
3,400,000	2.650		06/01/20	3,264,000
Western Digital Corp.(e)
4,575,000	4.750		02/15/26	3,968,812

				13,077,196

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Diversified Financial Services – 0.8%
Huarong Finance II Co. Ltd.
$2,090,000	5.500%	01/16/25	$ 2,081,818
1,190,000	5.000	11/19/25	1,154,996
Nationstar Mortgage Holdings, Inc.(d)(e)
2,300,000	8.125	07/15/23	2,248,250
Nationstar Mortgage LLC/Nationstar Capital Corp.(e)
1,800,000	6.500	07/01/21	1,768,500
Navient Corp.
2,050,000	8.000	03/25/20	2,080,750
2,100,000	5.875	03/25/21	2,016,000
Springleaf Finance Corp.
4,050,000	7.750	10/01/21	4,075,312

			15,425,626

Electrical(e) – 0.4%
Calpine Corp.(d)
4,325,000	5.875	01/15/24	4,238,500
Vistra Energy Corp.
4,135,000	7.375	11/01/22	4,269,388

			8,507,888

Engineering & Construction(e) – 0.1%
Mexico City Airport Trust
200,000	4.250	10/31/26	177,250
268,000	5.500	10/31/46	235,170
2,715,000	5.500	07/31/47	2,382,413

			2,794,833

Entertainment(e) – 0.1%
Scientific Games International, Inc.
2,700,000	10.000	12/01/22	2,737,125

Healthcare Providers & Services – 1.3%
Becton Dickinson & Co.(e)
20,300,000	2.894	06/06/22	19,656,693
Tenet Healthcare Corp.
4,150,000	6.000	10/01/20	4,201,875
2,400,000	8.125	04/01/22	2,400,000

			26,258,568

Internet – 0.5%
Amazon.com, Inc.(e)
6,100,000	2.400	02/22/23	5,902,848
Netflix, Inc.
3,350,000	5.500	02/15/22	3,379,313

			9,282,161

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Iron/Steel – 0.2%
ABJA Investment Co. Pte Ltd.
	$560,000	5.950%	07/31/24	$ 547,207
	3,149,000	5.450	01/24/28	2,676,650

				3,223,857

Lodging – 0.2%
MGM Resorts International
	4,000,000	7.750	03/15/22	4,250,000

Media – 2.7%
Altice Financing SA(d)(e)
	6,050,000	6.625	02/15/23	5,800,438
Altice France SA(d)(e)
	2,600,000	6.250	05/15/24	2,424,500
CCO Holdings LLC/CCO Holdings Capital Corp.(d)(e)
	2,950,000	4.000	03/01/23	2,758,250
Charter Communications Operating LLC/Charter Communications Operating Capital(e)
	9,275,000	4.464	07/23/22	9,364,133
Comcast Corp.(e)
	8,300,000	3.950	10/15/25	8,393,790
	11,675,000	4.150	10/15/28	11,856,663
	7,125,000	4.250	10/15/30	7,207,222
DISH DBS Corp.
	1,200,000	7.875	09/01/19	1,221,000
	4,400,000	5.875	07/15/22	4,048,000
Meredith Corp.(d)(e)
	2,000,000	6.875	02/01/26	1,967,500

				55,041,496

Mining – 0.6%
First Quantum Minerals Ltd.(d)(e)
	5,950,000	7.250	04/01/23	5,236,000
Freeport-McMoRan, Inc.(e)
	4,500,000	3.550	03/01/22	4,258,125
Indonesia Asahan Aluminium Persero PT(d)
	1,950,000	5.710	11/15/23	1,984,125

				11,478,250

Oil Field Services – 2.4%
Antero Resources Corp.(e)
	4,800,000	5.375	11/01/21	4,632,000
Gulfport Energy Corp.(e)
	2,800,000	6.000	10/15/24	2,478,000
Laredo Petroleum, Inc.(e)
	4,050,000	5.625	01/15/22	3,665,250
Newfield Exploration Co.
	3,650,000	5.750	01/30/22	3,695,625
Petroleos de Venezuela SA(f)
	146,890,000	6.000	10/28/22	17,479,910
Petroleos Mexicanos
EUR	2,880,000	5.125	03/15/23	3,402,876

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – (continued)
QEP Resources, Inc.(e)
$2,650,000	5.375%		10/01/22	$ 2,438,000
Reliance Industries Ltd.
280,000	4.125		01/28/25	272,986
8,380,000	3.667	(d)	11/30/27	7,645,478
Whiting Petroleum Corp.
2,950,000	1.250		04/01/20	2,788,974

				48,499,099

Packaging(e) – 0.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(d)
4,275,000	6.000		02/15/25	3,938,344
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
5,087,816	5.750		10/15/20	5,075,096
Sealed Air Corp.(d)
2,450,000	6.500		12/01/20	2,529,625

				11,543,065

Pharmaceuticals(e) – 0.9%
Bausch Health Cos., Inc.(d)
5,900,000	6.500		03/15/22	5,951,625
CVS Health Corp.
11,775,000	4.000		12/05/23	11,815,506

				17,767,131

Pipelines(e) – 2.2%
Energy Transfer Operating LP
6,075,000	3.600		02/01/23	5,886,553
EQM Midstream Partners LP
9,775,000	4.750		07/15/23	9,728,569
Genesis Energy LP/Genesis Energy Finance Corp.
2,400,000	6.750		08/01/22	2,340,000
Plains All American Pipeline LP/PAA Finance Corp.
4,925,000	3.600		11/01/24	4,669,885
Sabine Pass Liquefaction LLC
5,100,000	5.625		04/15/23	5,333,784
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
10,850,000	4.125		11/15/19	10,795,750
The Williams Cos., Inc.
5,975,000	3.600		03/15/22	5,865,717

				44,620,258

Real Estate Investment Trust – 1.1%
China Evergrande Group(e)
3,160,000	8.750		06/28/25	2,658,350
Corporacion Geo SA(c)
557,340	8.000		04/13/21	—
istar, Inc.(e)
1,145,000	5.000		07/01/19	1,136,413
iStar, Inc.(e)
2,850,000	4.625		09/15/20	2,771,625
Kaisa Group Holdings Ltd.(e)
4,810,000	8.500		06/30/22	3,542,445
4,350,000	9.375		06/30/24	2,971,637

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
SBA Communications Corp.(e)
	$3,800,000	4.000%	10/01/22	$ 3,614,750
Starwood Property Trust, Inc.(e)
	1,550,000	5.000	12/15/21	1,524,812
Trust F/1401(d)(e)
	4,470,000	5.250	12/15/24	4,268,850

				22,488,882

Semiconductors – 0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd.(e)
	6,400,000	3.000	01/15/22	6,152,704
NXP B.V./NXP Funding LLC(d)
	3,325,000	4.125	06/01/21	3,290,919

				9,443,623

Software(d)(e) – 0.2%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
	5,300,000	5.750	03/01/25	4,955,500

Telecommunication Services – 5.0%
America Movil SAB de CV
MXN	256,740,000	6.000	06/09/19	12,851,793
AT&T, Inc.(e)
	$5,975,000	3.800	03/01/24	5,909,395
CenturyLink, Inc.
	4,250,000	5.800	03/15/22	4,090,625
Digicel Group Ltd.(d)(e)
	8,150,000	8.250	09/30/20	5,450,313
Digicel Ltd.(d)(e)
	7,300,000	6.000	04/15/21	6,579,125
Frontier Communications Corp.(d)(e)
	2,475,000	8.500	04/01/26	2,162,531
Nokia Oyj
	3,500,000	3.375	06/12/22	3,320,625
Sprint Communications, Inc.
	11,000,000	7.000	08/15/20	11,247,500
Sprint Corp.
	7,450,000	7.125	06/15/24	7,384,812
Telecom Italia Capital SA
	2,000,000	6.375	11/15/33	1,797,500
	5,600,000	7.200	07/18/36	5,348,000
	7,450,000	7.721	06/04/38	7,310,313
Verizon Communications, Inc.
	9,348,000	2.625	08/15/26	8,476,486
Wind Tre SpA(d)(e)
	11,335,000	5.000	01/20/26	9,323,037
Windstream Services LLC/Windstream Finance Corp.(d)(e)
	10,337,000	8.625	10/31/25	9,148,245

				100,400,300

Water Utilities(b)(e) – 0.3%
Thames Water Utilities Finanace(3M GBP LIBOR + 7.970%)
GBP	3,975,000	5.750	09/13/30	5,544,815

TOTAL CORPORATE OBLIGATIONS (Cost $536,349,614)				$ 480,370,140

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 19.8%
Collateralized Mortgage Obligations – 14.4%
Interest Only(g) – 2.6%
FHLMC REMIC Series 3753, Class SK(b) (-1x1M LIBOR + 6.050%)
$9,427,843	3.744%	11/15/38	$ 529,284
FHLMC REMIC Series 3852, Class SW(b) (-1x1M LIBOR + 6.000%)
3,965,338	3.694	05/15/41	558,902
FHLMC REMIC Series 4320, Class SD(b) (-1x1M LIBOR + 6.100%)
9,800,290	3.794	07/15/39	1,346,896
FHLMC REMIC Series 4468, Class SY(b) (-1x1M LIBOR + 6.100%)
11,478,062	3.794	05/15/45	1,748,301
FHLMC STRIPS Series 304, Class C45
23,386,441	3.000	12/15/27	1,881,598
FNMA REMIC Series 2011-100, Class S(b) (-1x1M LIBOR + 6.450%)
9,976,767	4.135	10/25/41	1,473,130
FNMA REMIC Series 2012-88, Class SB(b) (-1x1M LIBOR + 6.670%)
8,514,066	4.355	07/25/42	1,408,280
FNMA REMIC Series 2013-121, Class SA(b) (-1x1M LIBOR + 6.100%)
16,551,849	3.785	12/25/43	2,275,767
GNMA REMIC Series 2010-35, Class DS(b) (-1x1M LIBOR + 5.680%)
9,112,250	3.379	03/20/40	1,187,831
GNMA REMIC Series 2010-85, Class SN(b) (-1x1M LIBOR + 5.940%)
11,190,262	3.639	07/20/40	1,741,256
GNMA REMIC Series 2010-9, Class XD(b) (-1x1M LIBOR + 6.600%)
18,740,935	4.290	01/16/40	3,113,997
GNMA REMIC Series 2013-103, Class DS(b) (-1x1M LIBOR + 6.150%)
11,204,301	3.849	07/20/43	1,684,194
GNMA REMIC Series 2013-117, Class PS(b) (-1x1M LIBOR + 6.150%)
15,558,411	3.849	04/20/43	2,009,025
GNMA REMIC Series 2013-134, Class DS(b) (-1x1M LIBOR + 6.100%)
97,223	3.799	09/20/43	14,317
GNMA REMIC Series 2013-152, Class TS(b) (-1x1M LIBOR + 6.100%)
284,999	3.799	06/20/43	41,540
GNMA REMIC Series 2014-11, Class NI
8,227,677	4.500	12/16/42	1,076,764
GNMA REMIC Series 2014-132, Class SL(b) (-1x1M LIBOR + 6.100%)
19,515,114	3.799	10/20/43	2,346,907
GNMA REMIC Series 2014-133, Class BS(b) (-1x1M LIBOR + 5.600%)
8,953,416	3.299	09/20/44	1,116,226
GNMA REMIC Series 2014-180, Class PI
10,357,580	4.000	08/20/44	1,758,510
GNMA REMIC Series 2015-110, Class MS(b) (-1x1M LIBOR + 5.710%)
13,816,498	3.409	08/20/45	1,663,940
GNMA REMIC Series 2015-111, Class SM(b) (-1x1M LIBOR + 6.200%)
11,929,925	3.899	08/20/45	1,747,817
GNMA REMIC Series 2015-112, Class SB(b) (-1x1M LIBOR + 5.740%)
22,993,280	3.439	08/20/45	2,937,571
GNMA REMIC Series 2015-123, Class SE(b) (-1x1M LIBOR + 5.720%)
14,157,274	3.419	09/20/45	1,796,337
GNMA REMIC Series 2015-126, Class LS(b) (-1x1M LIBOR + 6.200%)
7,768,124	3.899	09/20/45	1,138,085
GNMA REMIC Series 2015-129, Class IC
3,840,830	4.500	09/16/45	776,224
GNMA REMIC Series 2015-133, Class SA(b) (-1x1M LIBOR + 5.700%)
4,400,795	3.399	09/20/45	554,848
GNMA REMIC Series 2015-133, Class SB(b) (-1x1M LIBOR + 5.700%)
6,194,702	3.399	09/20/45	769,743
GNMA REMIC Series 2015-144, Class QS(b) (-1x1M LIBOR + 5.700%)
12,599,645	3.399	10/20/45	1,631,848
GNMA REMIC Series 2015-168, Class SD(b) (-1x1M LIBOR + 6.200%)
21,910,841	3.899	11/20/45	3,428,297

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(g) – (continued)
GNMA REMIC Series 2015-95, Class GI
$34,899,868	4.500%	07/16/45	$ 7,610,000
GNMA REMIC Series 2016-6, Class S(b) (-1x1M LIBOR + 5.650%)
15,988,167	3.349	01/20/46	2,055,960

			53,423,395

Regular Floater(b) – 0.3%
FHLMC REMIC Series 3231, Class FB (1M LIBOR + 0.350%)
401,359	2.657	10/15/36	401,528
FHLMC REMIC Series 3314, Class FC (1M LIBOR + 0.400%)
243,922	2.707	12/15/36	244,591
FHLMC REMIC Series 3371, Class FA (1M LIBOR + 0.600%)
350,246	2.907	09/15/37	353,911
FHLMC REMIC Series 3545, Class FA (1M LIBOR + 0.850%)
243,836	3.157	06/15/39	246,585
FHLMC REMIC Series 3827, Class KF (1M LIBOR + 0.370%)
622,062	2.677	03/15/41	622,670
FNMA REMIC Series 2006-45, Class TF (1M LIBOR + 0.400%)
756,905	2.715	06/25/36	758,708
FNMA REMIC Series 2006-76, Class QF (1M LIBOR + 0.400%)
807,714	2.715	08/25/36	809,626
FNMA REMIC Series 2006-79, Class PF (1M LIBOR + 0.400%)
875,177	2.715	08/25/36	877,327
FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
1,026,103	2.665	04/25/37	1,026,528
FNMA REMIC Series 2007-75, Class VF (1M LIBOR + 0.450%)
296,752	2.765	08/25/37	297,901
FNMA REMIC Series 2009-84, Class WF (1M LIBOR + 1.100%)
110,150	3.415	10/25/39	111,966

			5,751,341

Sequential Fixed Rate – 0.6%
Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
47,412	5.500	05/25/22	46,676
Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A2
1,653,888	6.000	02/25/36	1,280,280
Countrywide Home Mortgage Pass-Through Trust Series 2007-1, Class A4
882,027	6.000	03/25/37	727,224
Countrywide Home Mortgage Pass-Through Trust Series 2007-10, Class A22
2,596,230	6.000	07/25/37	2,102,600
Countrywide Home Mortgage Pass-Through Trust Series 2007-10, Class A5
1,381,339	6.000	07/25/37	1,118,700
Morgan Stanley Mortgage Loan Trust Series 2005-4, Class 1A
200,909	5.000	08/25/35	195,557
Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
461,101	5.500	02/25/36	407,437
Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
741,955	6.000	06/25/36	655,484
Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
1,450,770	6.500	07/25/36	1,268,191
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
1,171,468	6.000	08/25/36	1,016,310
Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
3,525,183	6.000	10/25/37	2,885,248

			11,703,707

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – 10.9%
American Home Mortgage Assets Trust Series 2006-2, Class 2A1 (1M USD LIBOR + 0.190%)
	$6,908,497	2.505%	09/25/46	$ 6,130,196
American Home Mortgage Investment Trust Series 2007-2, Class 11A1 (1M USD LIBOR + 0.230%)
	3,918,184	2.775	03/25/47	2,468,577
Banc of America Funding Trust Series 2006-H, Class 6A1 (1M USD LIBOR + 0.190%)
	16,333,498	2.491	10/20/36	13,744,599
Banc of America Funding Trust Series 2007-2, Class 2A1
	49,950	4.600	03/25/37	49,073
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2005-4A, Class A1(d) (1M LIBOR + 0.200%)
	4,039,300	2.515	10/25/36	3,790,916
Citigroup Mortgage Loan Trust Series 2006-AR6, Class 2A2 (1M USD LIBOR + 0.160%)
	4,989,802	2.475	09/25/36	4,710,864
Countrywide Alternative Loan Trust Series 2005-26CB, Class A1 (1M USD LIBOR + 0.500%)
	572,590	2.815	07/25/35	472,740
Countrywide Alternative Loan Trust Series 2005-36, Class 2A1A (1M USD LIBOR + 0.310%)
	4,720,121	2.625	08/25/35	3,959,108
Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12 (1M USD LIBOR + 0.800%)
	750,536	3.115	12/25/35	677,766
Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A5 (1M USD LIBOR + 0.500%)
	599,411	2.815	05/25/35	529,728
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B (1M USD LIBOR + 0.170%)
	1,124,906	2.485	11/25/36	1,138,565
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1 (1M USD LIBOR + 0.210%)
	126,581	2.511	03/20/46	109,284
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A3 (1M USD LIBOR + 0.500%)
	3,694,630	2.815	08/25/37	3,083,319
Countrywide Alternative Loan Trust Series 2007-19, Class 1A11 (1M USD LIBOR + 0.500%)
	8,646,749	2.815	08/25/37	5,052,435
Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(c)(d)(3M EURIBOR + 2.750%)
EUR	13,675,406	3.087	04/20/20	15,645,089
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 (1M USD LIBOR + 3.300%)
	$4,930,000	5.615	10/25/27	5,396,402
FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA2, Class M3 (1M USD LIBOR + 4.650%)
	4,852,000	6.965	10/25/28	5,452,681
FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA3, Class M3 (1M USD LIBOR + 5.000%)
	2,000,000	7.315	12/25/28	2,286,297
GSR Mortgage Loan Trust Series 2006-OA1, Class 2A2 (1M USD LIBOR + 0.260%)
	22,947,216	2.575	08/25/46	12,824,001
HarborView Mortgage Loan Trust Series 2006-11, Class A1A (1M USD LIBOR + 0.170%)
	3,792,615	2.473	12/19/36	3,347,666

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
Indymac Index Mortgage Loan Trust Series 2005-AR10, Class A1 (1M USD LIBOR + 0.260%)
	$3,508,794	2.835%	06/25/35	$ 3,231,614
Indymac Index Mortgage Loan Trust Series 2005-AR23, Class 6A1
	2,317,564	3.735	11/25/35	2,122,984
JPMorgan Alternative Loan Trust Series 2006-A2, Class 2A2
	4,578,847	4.134	05/25/36	3,878,668
Lehman XS Trust Series 2005-7N, Class 1A1A (1M USD LIBOR + 0.540%)
	6,964,259	2.855	12/25/35	6,541,108
Lehman XS Trust Series 2006-14N, Class 1A1A (1M USD LIBOR + 0.190%)
	10,291,141	2.505	09/25/46	9,259,885
Lehman XS Trust Series 2006-GP1, Class A2A (1M USD LIBOR + 0.170%)
	—	2.485	05/25/46	5,015
Lehman XS Trust Series 2007-5H, Class 3A4
	4,410,790	3.267	05/25/37	3,824,699
London Wall Mortgage Capital PLC Series 2017-FL1, Class A(3M GBP LIBOR + 0.850%)
GBP	12,527,727	1.652	11/15/49	15,812,839
Luminent Mortgage Trust Series 2007-2, Class 2A1 (1M USD LIBOR + 0.230%)
	$1,022,623	2.545	05/25/37	939,426
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 1A1 (12M MTA + 0.800%)
	6,217,125	2.853	12/25/46	8,072,807
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A (12M MTA + 0.850%)
	2,428,184	2.903	12/25/46	3,200,915
Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1 (1M LIBOR + 0.200%)
	1,246,549	2.515	05/25/47	1,251,736
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR4, Class A4A (1M USD LIBOR + 0.240%)
	1,645,119	2.555	12/25/36	1,469,550
Residential Accredit Loans, Inc. Series 2005-QA12, Class CB3
	3,437,279	5.018	12/25/35	3,109,973
Residential Accredit Loans, Inc. Series 2005-QO5, Class A1(12M MTA + 1.000%)
	3,574,226	3.053	01/25/46	3,140,391
Residential Accredit Loans, Inc. Series 2006-QA2, Class 2A1
	3,529,003	5.089	02/25/36	2,967,922
Residential Accredit Loans, Inc. Series 2006-QO1, Class 3A1 (1M USD LIBOR + 0.270%)
	2,001,843	2.855	02/25/46	1,510,354
Residential Accredit Loans, Inc. Series 2006-QO7, Class 1A1(12M MTA + 0.800%)
	3,916,508	2.853	09/25/46	3,535,456
Residential Accredit Loans, Inc. Series 2006-QO7, Class 3A2 (1M USD LIBOR + 0.205%)
	178,717	2.520	09/25/46	163,672
Residential Funding Mortgage Securities I Series 2005-SA5, Class 2A
	1,589,228	4.666	11/25/35	1,457,262
Ripon Mortgages PLC Series 1X, Class A1(3M GBP LIBOR + 0.800%)
GBP	2,431,248	1.605	08/20/56	3,077,412
Ripon Mortgages PLC Series 1X, Class A2(3M GBP LIBOR + 0.800%)
	24,804,776	1.605	08/20/56	31,425,580
Structured Adjustable Rate Mortgage Loan Trust Series 2006-11, Class 1A1 (1M USD LIBOR + 0.160%)
	$2,959,658	2.475	12/25/36	2,722,022

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
Structured Asset Mortgage Investments II Trust Series 2006-AR3, Class 21A1 (1M USD LIBOR + 0.200%)
$2,205,044	2.715%	02/25/36	$ 1,924,520
Structured Asset Mortgage Investments II Trust Series 2007-AR4, Class A4A (1M USD LIBOR + 0.180%)
4,725,428	2.495	09/25/47	4,372,264
Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 3A1
11,973,686	6.500	05/25/47	8,232,329
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1 (1M USD LIBOR + 0.270%)
306,853	2.855	12/25/45	290,470
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 1A1A (1M USD LIBOR + 0.540%)
199,448	2.855	07/25/45	191,360
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A (1M USD LIBOR + 0.580%)
715,696	2.895	07/25/45	682,692
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA6, Class 2A (COF + 1.250%)
25,394	2.204	07/25/47	20,605

			219,304,836

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$ 290,183,279

Commercial Mortgage-Backed Securities – 1.9%
Sequential Fixed Rate – 0.5%
WF-RBS Commercial Mortgage Trust Series 2012-C6, Class B
2,500,000	4.697	04/15/45	2,557,697
CSMC Trust Series 2014-USA, Class E(d)
9,050,000	4.373	09/15/37	8,100,800

			10,658,497

Sequential Floating Rate(b)(d) – 1.4%
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class E
12,450,000	3.786	04/10/28	12,385,362
Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A (1M LIBOR + 0.830%)
15,900,000	3.285	06/15/35	15,623,746

			28,009,108

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$ 38,667,605

Federal Agencies – 3.5%
FHLMC – 0.1%
15,515	5.000	01/01/33	16,241
1,645	5.000	03/01/33	1,753
8,871	5.000	04/01/33	9,454
1,303	5.000	05/01/33	1,389
5,134	5.000	06/01/33	5,471
30,710	5.000	07/01/33	32,729
43,960	5.000	08/01/33	46,827
5,413	5.000	09/01/33	5,757
9,431	5.000	10/01/33	10,051
17,536	5.000	11/01/33	18,689
10,747	5.000	12/01/33	11,453

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$10,036	5.000%	01/01/34	$ 10,695
31,642	5.000	02/01/34	33,722
13,022	5.000	03/01/34	13,880
21,441	5.000	04/01/34	22,854
35,643	5.000	05/01/34	37,984
465,279	5.000	06/01/34	495,869
7,472	5.000	11/01/34	7,964
125,334	5.000	04/01/35	133,571
14,863	5.000	11/01/35	15,839

			932,192

FNMA – 0.0%
382	5.500	02/01/19	381
675	5.500	03/01/19	674
1,065	5.500	04/01/19	1,065
806	5.500	05/01/19	807
4,804	5.500	06/01/19	4,805
16,662	5.500	07/01/19	16,692
18,930	5.500	08/01/19	18,952
19,322	5.500	09/01/19	19,389
6,053	5.500	10/01/19	6,072
8,159	5.500	11/01/19	8,195
13,017	5.500	12/01/19	13,070
1,226	5.500	01/01/20	1,232
120	5.500	06/01/20	121
121,737	5.500	07/01/20	122,398
97,216	5.500	05/01/25	98,432
44,303	4.500	08/01/37	46,132
10,743	4.500	04/01/39	11,247
16,001	4.000	08/01/39	16,480
8,993	4.000	09/01/39	9,262
43,664	4.500	10/01/39	45,999
7,139	4.500	05/01/41	7,478
26,492	4.500	06/01/41	27,718
36,259	4.500	08/01/41	38,346
8,484	4.500	10/01/41	8,883
3,773	4.500	11/01/42	3,921
42,087	4.500	12/01/43	44,015

			571,766

GNMA – 3.4%
67,000,036	4.500	06/20/48	69,368,702

TOTAL FEDERAL AGENCIES			$ 70,872,660

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $372,619,144)			$ 399,723,544

Asset-Backed Securities(b) – 35.2%
Collateralized Loan Obligations(d) – 16.9%
ACIS CLO Ltd. Series 2014-4A, Class A (3M USD LIBOR + 1.420%)
$67,000,000	3.763%	05/01/26	$ 66,899,433
Crown Point CLO III Ltd. Series 2015-3A, Class A1AR (3M USD LIBOR + 0.910%)
31,350,000	3.249	12/31/27	30,972,076
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
31,920,316	3.589	07/15/26	31,890,789
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
36,000,000	3.089	04/15/29	35,109,036

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities (b) – (continued)
Collateralized Loan Obligations(d) – (continued)
OCP CLO Ltd. Series 2014-5A, Class A2R (3M USD LIBOR + 1.400%)
$2,950,000	3.735%	04/26/31	$ 2,754,135
OCP CLO Ltd. Series 2014-5A, Class BR (3M USD LIBOR + 1.800%)
2,200,000	4.135	04/26/31	2,013,066
OCP CLO Ltd. Series 2015-10A, Class A1R (3M USD LIBOR + 0.820%)
27,800,000	3.155	10/26/27	27,517,524
OCP CLO Ltd. Series 2015-8A, Class A2AR (3M USD LIBOR + 1.450%)
850,000	3.786	04/17/27	832,270
Octagon Investment Partners 24 Ltd. Series 2015-1A, Class A1R (3M USD LIBOR + 0.900%)
34,050,000	3.212	05/21/27	33,881,759
OFSI Fund VII Ltd. Series 2014-7A, Class AR (3M USD LIBOR + 0.900%)
23,050,000	3.233	10/18/26	22,903,632
Recette CLO Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.920%)
45,100,000	3.268	10/20/27	44,570,391
Trinitas CLO II Ltd. Series 2014-2A, Class A1R (3M USD LIBOR + 1.180%)
41,271,272	3.519	07/15/26	41,099,501

			340,443,612

Home Equity – 1.6%
ACE Securities Corp. Home Equity Loan Trust Series 2007-ASAP1, Class A2C (1M USD LIBOR + 0.260%)
8,789,175	2.575	03/25/37	5,220,358
ACE Securities Corp. Home Equity Loan Trust Series 2007-HE2, Class A2D (1M USD LIBOR + 0.270%)
16,641,000	2.585	05/25/36	14,941,373
Lehman XS Trust Series 2007-3, Class 1BA2(6M USD LIBOR + 0.500%)
198,601	3.123	03/25/37	213,411
Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A (1M USD LIBOR + 0.170%)
839,079	2.485	11/25/36	312,139
Saxon Asset Securities Trust Series 2007-2, Class A2C (1M USD LIBOR + 0.240%)
5,273,954	2.555	05/25/47	4,056,122
Securitized Asset Backed Receivables LLC Trust Series 2004-DO1, Class M1 (1M USD LIBOR + 0.975%)
2,708,511	3.290	07/25/34	2,697,314
Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-EQ1, Class A1 (1M USD LIBOR + 0.215%)
4,095,764	2.530	03/25/37	3,213,365
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M1 (1M USD LIBOR + 0.660%)
1,515,289	2.975	10/25/35	1,504,321

			32,158,403

Other(d) – 1.2%
Orec Ltd. Series 2018-CRE1, Class A (1M USD LIBOR + 1.180%)
3,947,000	3.487	06/15/36	3,892,596
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A (1M USD LIBOR + 0.850%)
6,949,906	3.165	06/25/35	6,902,809
TPG Real Estate Finance Issuer Ltd. Series 2018-FL2, Class A (1M USD LIBOR + 1.130%)
13,225,000	3.373	11/15/37	13,080,328

			23,875,733

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities (b)– (continued)
Student Loan – 15.5%
Academic Loan Funding Trust Series 2012-1A, Class A2(d) (1M USD LIBOR + 1.100%)
$41,326,699	3.415%	12/27/44	$ 41,530,720
Access Group, Inc. Series 2015-1, Class A(d) (1M USD LIBOR + 0.700%)
23,299,911	3.015	07/25/56	23,292,926
Bank of America Student Loan Trust Series 2010-1A, Class A(d) (3M USD LIBOR + 0.800%)
81,725	3.135	02/25/43	82,064
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(d) (1M USD LIBOR + 1.350%)
40,450,000	3.665	03/25/36	41,502,121
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(d) (1M USD LIBOR + 1.000%)
25,300,000	3.315	04/25/33	25,417,071
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
22,700,000	3.351	07/20/43	23,118,472
Nelnet Student Loan Trust Series 2006-2, Class A7(d) (3M Euribor + 0.580%)
28,300,000	2.915	01/25/37	27,911,682
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2 (3M USD LIBOR + 0.950%)
1,111,882	3.287	07/01/24	1,113,063
Scholar Funding Trust Series 2010-A, Class A(d) (3M USD LIBOR + 0.750%)
22,718,660	3.089	10/28/41	22,440,011
SLC Student Loan Trust Series 2005-3, Class A3 (3M USD LIBOR + 0.120%)
6,979,021	2.454	06/15/29	6,956,190
SLM Student Loan Trust Series 2003-7A, Class A5A(d) (3M USD LIBOR + 1.200%)
27,861,091	3.534	12/15/33	28,208,405
SLM Student Loan Trust Series 2006-10, Class A5A (3M USD LIBOR + 0.100%)
149,925	2.435	04/25/27	149,804
SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
13,003,730	3.085	04/25/23	12,915,301
SLM Student Loan Trust Series 2008-3, Class A3 (3M USD LIBOR + 1.000%)
14,063,722	3.335	10/25/21	14,083,984
SLM Student Loan Trust Series 2008-6, Class A4 (3M USD LIBOR + 1.100%)
19,494,626	3.435	07/25/23	19,623,160
SLM Student Loan Trust Series 2008-8, Class A4 (3M USD LIBOR + 1.500%)
13,576,077	3.835	04/25/23	13,814,720
South Texas Higher Education Authority, Inc. Series 2013-1, Class A1 (1M USD LIBOR + 0.600%)
7,195,678	2.899	12/03/29	7,189,561
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
2,501,702	2.465	01/26/26	2,500,975

			311,850,230

TOTAL ASSET-BACKED SECURITIES (Cost $700,897,513)			$ 708,327,978

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Foreign Debt Obligations – 7.7%
Sovereign – 7.7%
Dominican Republic
DOP	61,100,000	10.375%	03/04/22	$ 1,220,181
	98,700,000	14.500	02/10/23	2,184,685
	$1,000,000	8.625	04/20/27	1,137,500
DOP	30,000,000	18.500	02/04/28	819,958
	58,700,000	11.375	07/06/29	1,191,431
Japanese Government CPI Linked Bond
JPY	4,959,910,599	0.100	03/10/26	46,723,304
Republic of Argentina
EUR	15,820,000	3.375	01/15/23	14,364,665
	16,660,000	5.250	01/15/28	13,695,776
	460,000	2.260(h)	12/31/38	291,192
	$480,000	2.500(h)	12/31/38	264,600
EUR	3,090,000	6.250	11/09/47	2,557,915
	$8,640,000	6.875	01/11/48	5,994,000
(Argentina Blended Historical Policy Rate + 0.000%)
ARS	1,394,275,000	59.257(b)	06/21/20	39,387,750
Republic of Indonesia
	$5,310,000	4.450	02/11/24	5,325,128
Republic of South Africa
ZAR	73,460,000	8.250	03/31/32	4,586,715
	101,925,000	6.250	03/31/36	5,045,900
Republic of Sri Lanka
	$3,692,000	6.850	11/03/25	3,428,945
	2,000,000	6.825	07/18/26	1,845,000
United Mexican States
MXN	15,162,300	6.500	06/10/21	737,312
	68,477,500	8.000	12/07/23	3,405,058

Principal Amount		Interest Rate	Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
United Mexican States – (continued)
MXN	1,546,000	7.750%	11/23/34	$ 71,393
	15,377,700	8.500	11/18/38	753,166
	2,663,200	8.000	11/07/47	122,645

TOTAL FOREIGN DEBT OBLIGATIONS (Cost $204,824,802)				$155,154,219

Shares		Description		Value

Common Stock(f)(i)(j) – 1.6%
Oil, Gas & Consumable Fuels – 1.6%
	7,667,598	Blue Ridge Mountain Resources, Inc.		$ 32,771,314
(Cost $76,509,670)

Principal Amount		Interest Rate	Maturity Date	Value

Municipal Debt Obligations – 1.9%
Illinois – 0.6%
Illinois State GO Bonds Build America Series 2010(e)
	$4,470,000	7.350%	07/01/35	$ 4,954,682
Illinois State GO Bonds Taxable-Pension Series 2003
	8,080,000	5.100	06/01/33	7,703,715

				12,658,397

Minnesota(b)(e) – 0.3%
Northstar Education Finance, Inc. (Student Loan Asset Backed) Series 2007-1, Class A1(3M USD LIBOR + 0.100%)
	5,082,902	2.590	04/28/30	5,065,908

Puerto Rico(f) – 1.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 B(e)
	185,000	6.050	08/01/37	140,138
	95,000	6.050	08/01/39	71,963
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 C(e)
	1,300,000	6.000	08/01/31	984,750
	210,000	6.000	08/01/32	159,075
	285,000	6.000	08/01/38	215,887
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2008 A(e)
	75,000	6.130	08/01/28	56,813
	1,520,000	6.130	08/01/29	1,151,400
	260,000	6.130	08/01/30	196,950
	255,000	6.130	08/01/37	193,163
	465,000	6.130	08/01/38	352,237
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2009 C(e)
	1,100,000	5.750	08/01/57	852,500

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Debt Obligations – (continued)
Puerto Rico(f) – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C
$80,000	5.000%		08/01/21	$ 62,000
2,030,000	5.000	(e)	08/01/40	1,573,250
2,850,000	5.250	(e)	08/01/40	2,208,750
3,610,000	5.000	(e)	08/01/46	2,797,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 D(e)
75,000	4.850		08/01/36	56,719
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A(e)
3,105,000	6.750		08/01/32	1,439,944
2,920,000	5.750		08/01/37	1,354,150
155,000	6.375		08/01/39	71,881
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A(e)
470,000	5.500		08/01/37	217,962
3,010,000	5.500		08/01/42	1,395,887
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C(e)
5,990,000	5.375		08/01/38	2,777,862
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1(e)
1,735,000	5.000		08/01/43	804,606
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A(e)
2,325,000	5.500		08/01/28	1,078,219

				20,213,856

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $38,719,377)				$ 37,938,161

U.S. Treasury Obligations – 3.3%
United States Treasury Bonds
$10,000	2.750%		11/15/47	$ 9,472
2,880,000	3.000	(k)	02/15/48	2,867,057
United States Treasury Inflation Indexed Bonds(k)
42,383,340	0.375		07/15/27	40,296,750
United States Treasury Inflation Indexed Note(k)
22,047,827	0.750		07/15/28	21,603,175
United States Treasury Notes(k)
600,000	2.625		08/31/20	600,806
1,470,000	2.750		02/28/25	1,485,117

TOTAL U.S. TREASURY OBLIGATIONS (Cost $66,328,293)				$ 66,862,377

Units	Expiration Date	Value

Warrant(f) – 0.0%
True Religion Warrant
2,355	10/27/22	$ —
True Religion Warrant 2
8,897	10/27/22	—

TOTAL WARRANT (Cost $—)		$ —

TOTAL INVESTMENTS – 95.8% (Cost $2,049,077,257)		$ 1,931,268,029

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.2%		84,438,674

NET ASSETS – 100.0%		$ 2,015,706,703

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on December 31, 2018. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $752,814,740, which represents approximately 37.4% of the Fund’s net assets as of December 31, 2018. The liquidity determination is unaudited.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Security is currently in default and/or non-income producing.

(g)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(h)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on December 31, 2018.

(i)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $32,771,314, which represents approximately 1.6% of the Fund’s net assets as of December 31, 2018.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Restricted Security	Acquisition Date	Cost
Blue Ridge Mountain Resources, Inc. (Common Stocks)	05/06/16 - 08/18/16	$76,509,670

(j)	Represents an affiliated issuer.

(k)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Currency Abbreviations:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CNH	— Chinese Yuan Renminbi Offshore
COP	— Colombian Peso
CZK	— Czech Koruna
DOP	— Dominican Peso
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PHP	— Philippine Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
AUDOR	— Australian Dollar Offered Rate
CDOR	— Canadian Dollar Offered Rate
CHFOR	— Swiss Franc Offered Rate
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Indexes
COF	— Cost of Funds
CPI	— Consumer Price Index
EURO	— Euro Offered Rate
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
JIBAR	— Johannesburg Interbank Agreed Rate
JYOR	— Japanese Yen Offered Rate
KWCDC	— South Korean Won Certificate of Deposit
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
MTA	— Monthly Treasury Average
NIBOR	— Norwegian Interbank Offered Rate
NZDOR	— New Zealand Dollar Offered Rate
PI	— Private Investment
PLC	— Public Limited Company
RB	— Revenue Bond
REMIC	— Real Estate Mortgage Investment Conduit
STIBOR	— Stockholm Interbank Offered Rate
STRIPS	— Separate Trading of Registered Interest and Principal of Securities
TIIE	— La Tasa de Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	BRL	17,983,676	USD	4,604,469	01/03/19	$34,273
	BRL	76,955,468	USD	19,683,126	02/04/19	129,430
	CAD	2,706,527	AUD	2,785,668	03/20/19	21,436
	CHF	52,505,613	EUR	46,638,905	03/20/19	27,313
	CNH	172,232,374	USD	24,941,411	03/20/19	129,740
	CZK	915,990,959	EUR	35,188,440	03/20/19	283,716
	EUR	8,015,588	CAD	12,378,216	03/20/19	162,559
	EUR	22,489,554	NOK	219,880,691	03/20/19	422,415
	EUR	3,725,617	SEK	37,795,375	03/20/19	5,564
	EUR	73,740,463	USD	84,442,229	02/08/19	324,335
	EUR	90,607,884	USD	104,008,679	03/20/19	512,756
	GBP	5,392,696	EUR	5,932,754	03/20/19	56,715
	GBP	15,196,526	USD	19,407,987	03/20/19	37,474
	HUF	1,376,684,476	EUR	4,265,994	03/20/19	19,735
	HUF	3,892,298,112	USD	13,789,273	03/20/19	179,861
	IDR	649,206,855,147	USD	44,319,033	01/14/19	668,879
	INR	202,906,670	USD	2,881,174	01/07/19	36,038
	INR	4,042,196,238	USD	57,069,760	01/15/19	991,630
	JPY	1,470,334,900	EUR	11,582,000	03/20/19	142,570
	JPY	11,862,861,001	USD	105,477,331	01/15/19	2,893,790
	JPY	4,189,174,379	USD	37,368,639	03/20/19	1,103,373
	KRW	9,023,452,196	USD	8,065,702	01/28/19	42,995
	MXN	408,118,862	USD	20,132,511	03/20/19	375,235
	MYR	48,477,355	USD	11,604,944	01/07/19	124,395
	MYR	19,487,593	USD	4,667,262	01/10/19	48,632
	NOK	212,259,852	EUR	21,299,320	03/20/19	66,072
	NOK	38,113,732	USD	4,361,248	03/20/19	62,445
	PHP	837,058,880	USD	15,832,988	01/04/19	94,737
	PLN	66,897,467	EUR	15,471,200	03/20/19	63,070
	PLN	17,607,433	USD	4,667,485	03/20/19	46,431
	SEK	398,221,118	EUR	38,779,056	03/20/19	489,242
	SEK	32,674,000	USD	3,651,665	02/07/19	46,389
	SGD	8,360,578	USD	6,124,118	03/20/19	21,423
	TRY	31,573,768	USD	5,551,432	03/20/19	165,847
	TWD	442,988,568	USD	14,483,377	01/07/19	13,508
	USD	34,068,871	AUD	46,556,720	03/20/19	1,231,649
	USD	35,790,475	BRL	138,543,876	01/03/19	54,213
	USD	7,208,223	BRL	27,903,285	02/04/19	24,388
	USD	7,046,221	CAD	9,242,000	01/24/19	271,987
	USD	79,748,425	CAD	105,871,512	03/20/19	2,053,497
	USD	4,816,020	CNH	33,017,670	03/20/19	9,775
	USD	3,558,683	COP	11,486,361,216	01/28/19	27,026
	USD	149,964,027	EUR	130,224,585	02/08/19	267,510
	USD	4,493,937	EUR	3,894,901	03/20/19	943
	USD	73,180,685	GBP	57,174,777	01/17/19	241,320
	USD	5,053,197	IDR	72,849,412,821	01/14/19	4,971
	USD	4,780,401	KRW	5,314,945,028	01/28/19	4,259
	USD	67,372,351	NZD	98,895,194	03/20/19	899,625
	USD	11,753,833	RUB	784,755,689	02/21/19	570,515
	USD	12,425,277	TWD	379,343,704	01/07/19	11,182
	USD	1,781,026	ZAR	25,610,268	03/20/19	18,110

TOTAL						$15,534,993

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	AUD	13,036,837	EUR	8,232,613	03/20/19	$(301,699)
	AUD	2,471,136	JPY	192,710,525	03/20/19	(26,858)
	AUD	6,589,738	NZD	6,931,350	03/20/19	(11,078)
	AUD	79,257,814	USD	57,956,698	03/20/19	(2,054,856)
	BRL	223,214,201	USD	57,666,919	01/03/19	(90,635)
	CAD	38,915,011	EUR	25,685,944	03/20/19	(1,072,030)
	CAD	2,574,948	JPY	214,727,488	03/20/19	(82,335)
	CAD	72,759,192	USD	54,472,544	03/20/19	(1,077,441)
	COP	63,423,337,699	USD	19,886,041	01/28/19	(385,568)
	EUR	12,923,977	CHF	14,626,985	03/20/19	(86,817)
	EUR	3,898,231	CZK	100,995,839	03/20/19	(10,052)
	EUR	4,123,243	GBP	3,729,020	03/20/19	(15,252)
	EUR	3,898,231	HUF	1,254,834,939	03/20/19	(6,663)
	EUR	4,469,931	PLN	19,320,384	03/20/19	(16,188)
	EUR	11,108,835	RON	52,194,863	03/20/19	(14,408)
	EUR	4,365,138	SEK	44,818,280	03/20/19	(54,252)
	GBP	3,774,932	EUR	4,223,700	03/20/19	(41,883)
	GBP	15,818,827	USD	20,584,726	01/17/19	(404,233)
	GBP	22,166,727	USD	28,408,877	03/20/19	(44,352)
	KRW	3,192,599,954	USD	2,881,174	01/28/19	(12,224)
	NOK	645,946,944	EUR	66,158,535	03/20/19	(1,345,471)
	NOK	16,244,562	USD	1,918,641	03/20/19	(33,207)
	NZD	6,620,444	EUR	3,896,373	03/20/19	(44,738)
	NZD	35,390,973	USD	24,330,433	03/20/19	(542,277)
	PHP	1,328,290,648	USD	25,310,416	01/04/19	(35,433)
	PLN	18,366,016	EUR	4,264,819	03/20/19	(2,710)
	RUB	1,399,695,442	USD	20,834,419	02/21/19	(887,782)
	SGD	3,938,618	USD	2,896,511	03/20/19	(1,384)
	TRY	34,619,580	USD	6,304,616	03/20/19	(35,811)
	TWD	379,343,704	USD	12,441,578	01/18/19	(13,380)
	USD	22,694,442	ARS	877,821,000	01/14/19	(133,774)
	USD	26,312,925	BRL	102,654,001	01/03/19	(165,836)
	USD	71,680,154	CNH	499,165,494	03/20/19	(981,295)
	USD	60,354,790	EUR	52,710,902	03/20/19	(450,283)
	USD	9,185,706	GBP	7,236,113	03/20/19	(73,618)
	USD	22,219,787	IDR	322,992,324,384	01/14/19	(162,525)
	USD	2,899,081	INR	202,906,670	01/07/19	(18,131)
	USD	61,830,323	INR	4,505,053,315	01/15/19	(2,879,467)
	USD	150,283,438	JPY	16,828,709,300	01/15/19	(3,452,334)
	USD	46,020,408	JPY	5,138,371,971	03/20/19	(1,168,724)
	USD	18,848,218	KRW	21,187,303,512	01/28/19	(191,218)
	USD	12,823,841	MXN	266,260,674	02/07/19	(643,611)
	USD	17,674,680	MXN	356,223,081	03/20/19	(225,333)
	USD	40,967,266	PHP	2,165,349,528	01/04/19	(235,443)
	USD	25,243,076	PHP	1,328,290,648	02/04/19	(38,597)
	USD	6,142,676	SEK	54,306,728	03/20/19	(24,552)
	USD	2,066,719	SGD	2,833,053	03/20/19	(15,749)
	USD	5,264,986	TRY	29,098,651	03/20/19	(4,106)
	USD	2,069,617	TWD	63,644,864	01/07/19	(13,173)
	USD	5,127,587	TWD	157,442,568	01/18/19	(30,604)
	USD	21,964,340	ZAR	317,441,818	01/15/19	(59,058)
	ZAR	174,398,000	USD	12,192,155	01/15/19	(92,815)
	ZAR	53,557,222	USD	3,800,799	03/20/19	(114,112)

TOTAL						$(19,925,375)

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACT — At December 31, 2018, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

GNMA (Proceeds Receivable: $(69,167,031))	4.500%	TBA - 30 yr	01/23/2019	$(67,000,000)	$(69,295,387)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Eurodollars	969	03/18/19	$235,685,025	$167,327
Ultra Long U.S. Treasury Bonds	838	03/20/19	134,629,937	3,760,046
2 Year U.S. Treasury Notes	2,838	03/29/19	602,542,875	3,549,912
5 Year German Euro-Bobl	1,302	03/07/19	197,688,839	531,620
10 Year German Euro-Bund	842	03/07/19	157,770,509	745,766
10 Year U.S. Treasury Notes	1,806	03/20/19	220,360,219	1,193,819

Total				$9,948,490

Short position contracts:
Eurodollars	(1,591)	06/17/19	(387,070,413)	2,721,930
Eurodollars	(196)	09/16/19	(47,696,600)	(69,055)
Eurodollars	(13,186)	12/16/19	(3,209,142,750)	(9,912,595)
Eurodollars	(1,785)	12/14/20	(435,227,625)	(2,366,849)
French 10 Year Government Bonds	(859)	03/07/19	(148,417,204)	141,540
Italian 10 Year Government Bonds	(179)	03/07/19	(26,214,500)	(764,601)
Japan 10 Year Government Bonds	(22)	03/13/19	(30,605,903)	(134,562)
Ultra 10 Year U.S. Treasury Notes	(824)	03/20/19	(107,184,375)	(3,398,178)
3 Month Euribor Interest Rate	(3,359)	12/16/19	(964,548,643)	(534,163)
5 Year U.S. Treasury Notes	(3,518)	03/29/19	(403,470,625)	(5,074,805)
20 Year U.S. Treasury Bonds	(1,348)	03/20/19	(196,808,000)	(6,118,838)

Total				$(25,510,176)

TOTAL FUTURES CONTRACTS				$(15,561,686)

SWAP CONTRACTS — At December 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund)	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

6M WIBOR(a)	3.048%(b)	06/17/19	PLN	285,790		$1,643,585	$357,671	$1,285,914
1M BID Avg(c)	7.250(c)	01/02/20	BRL	445,873		871,995	120,673	751,322
Mexico IB TIIE 28D(c)	7.600(c)	06/17/20	MXN	335,850		(254,138)	(10,889)	(243,249)
3M JIBAR(d)	7.500(d)	09/19/20	ZAR	529,600		121,598	32,869	88,729
6M EURO(a)	0.085(b)	11/22/20	EUR	596,340	(e)	796,055	31,015	765,040
1M BID Avg(c)	8.000(c)	01/04/21	BRL	125,625		420,362	52,389	367,973
6M EURO(a)	0.100(f)	01/16/21	EUR	343,870	(e)	1,049,311	(1,178,109)	2,227,420
0.050%(b)	3M STIBOR(d)	01/16/21	SEK	2,878,310	(e)	135,847	(3,245,499)	3,381,346
8.900(c)	Mexico IB TIIE 28D(c)	03/17/21	MXN	687,800	(e)	(190,362)	187	(190,549)
3M NZDOR(d)	2.250(a)	03/20/21	NZD	400,670	(e)	1,426,941	663,096	763,845
6M CDOR(a)	2.500(a)	03/20/21	CAD	199,560	(e)	776,533	74,208	702,325
2.750(a)	3M LIBOR(d)	03/20/21		$517,490	(e)	(1,200,318)	1,354,146	(2,554,464)
6M EURO(a)	0.350(b)	12/16/21	EUR	514,910	(e)	4,217,727	(20,670,828)	24,888,555
0.500(b)	3M STIBOR(d)	12/16/21	SEK	4,249,370	(e)	(1,657,374)	(16,581,489)	14,924,115
0.250(b)	6M EURO(a)	03/20/22	EUR	15,010	(e)	(146,810)	(102,581)	(44,229)
6M EURO(a)	0.600(b)	09/28/22		275,970	(e)	2,489,415	(3,543,118)	6,032,533
6M EURO(a)	0.500(b)	03/20/23		160,520	(e)	2,925,125	2,170,750	754,375
0.500(b)	3M STIBOR(d)	03/20/23	SEK	1,260,370	(e)	(546,571)	(384,768)	(161,803)
2.550(b)	6M WIBOR(a)	03/21/23	PLN	499,890		(4,764,742)	(839,939)	(3,924,803)

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund (%)	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1.100%	6M GBP(a)	08/01/23	GBP	119,380		$(649,411)	$(1,690,259)	$1,040,848
6M EURO(a)	0.670%(b)	08/03/23	EUR	136,390	(e)	1,650,901	(3,207,439)	4,858,340
6M EURO(a)	0.500(b)	03/20/24		656,150	(e)	9,635,535	6,021,513	3,614,022
3M NIBOR(a)	2.000(b)	03/20/24	NOK	312,690	(e)	293,064	122,700	170,364
6M CDOR(a)	2.500(a)	03/20/24	CAD	245,050	(e)	1,732,115	(158,266)	1,890,381
2.750(a)	3M LIBOR(d)	03/20/24		$295,390	(e)	(2,491,290)	1,190,017	(3,681,307)
0.750(b)	3M STIBOR(d)	03/20/24	SEK	3,378,630	(e)	(3,541,921)	(2,865,408)	(676,513)
2.750(a)	6M AUDOR(a)	03/20/24	AUD	296,570	(e)	(5,239,292)	(3,931,968)	(1,307,324)
3M LIBOR(d)	2.750(a)	12/21/27		$15,110	(e)	(18,440)	(347,209)	328,769
0.500(a)	6M JYOR(a)	03/22/28	JPY	2,961,760	(e)	(330,521)	(29,946)	(300,575)
2.000(a)	6M GBP(a)	06/21/28	GBP	74,840	(e)	(2,007,113)	(3,159,288)	1,152,175
1.900(a)	6M GBP(a)	08/03/28		66,010	(e)	(1,355,259)	(905,174)	(450,085)
6M CHFOR(a)	1.050(b)	08/07/28	CHF	107,790	(e)	1,470,118	(1,286,321)	2,756,439
2.365(e)	3M KWCDC(d)	08/07/28	KRW	47,878,600		(921,361)	(302,538)	(618,823)
3M LIBOR(d)	3.000(a)	09/20/28		$37,430	(e)	247,379	(470,951)	718,330
2.250(e)	3M KWCDC(d)	09/20/28	KRW	45,212,610		(655,133)	63,251	(718,384)
Mexico IB TIIE 28D(c)	9.290(c)	10/18/28	MXN	2,587,525	(e)	397,917	(1,312,833)	1,710,750
3.250(a)	3M LIBOR(d)	10/27/28		$20,750	(e)	(347,069)	(48,573)	(298,496)
Mexico IB TIIE 28D(c)	9.300(c)	10/27/28	MXN	1,194,650	(e)	191,096	(930,765)	1,121,861
3.125(b)	6M WIBOR(a)	12/05/28	PLN	42,680	(e)	(112,466)	172	(112,638)
1.150(a)	6M GBP(a)	12/18/28	GBP	21,820	(e)	13,959	25,694	(11,735)
1.250(b)	6M EURO(a)	12/19/28	EUR	2,630		(133,531)	(78,834)	(54,697)
Mexico IB TIIE 28D(c)	9.200(c)	03/07/29	MXN	16,900	(e)	19,895	588	19,307
6M EURO(a)	1.000(b)	03/20/29	EUR	86,150	(e)	1,443,540	744,871	698,669
3M LIBOR(d)	3.000(a)	03/20/29		$31,810	(e)	800,311	217,369	582,942
1.250(b)	3M STIBOR(d)	03/20/29	SEK	282,230	(e)	(256,676)	(157,035)	(99,641)
6M EURO(a)	1.500(b)	06/19/29	EUR	40,460	(e)	(63,727)	(97,617)	33,890
3M LIBOR(d)	2.750(a)	06/16/37		$32,530	(e)	(593,210)	(1,419,122)	825,912
1.250(a)	6M JYOR(a)	06/14/38	JPY	1,104,550	(e)	(330,819)	(222,684)	(108,135)
3M LIBOR(d)	3.500(a)	11/08/48		$27,890	(e)	1,925,723	502,276	1,423,447
3.000(a)	3M LIBOR(d)	03/20/49		3,620	(e)	(123,190)	(13,349)	(109,841)
1.000(a)	6M JYOR(a)	03/20/49	JPY	5,415,560	(e)	(3,728,196)	(1,982,411)	(1,745,785)

TOTAL						$5,037,107	$(57,429,755)	$62,466,862

(a)	Payments made semi-annually.
(b)	Payments made annually.
(c)	Payments made monthly.
(d)	Payments made quarterly.
(e)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2018.
(f)	Payments made at termination date.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Credit Spread at December 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.328%	Barclays Bank PLC	06/20/21	$10,330	$(170,362)	$23,108	$(193,470)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.125	Barclays Bank PLC	03/20/19	57,550	(128,903)	(9,557)	(119,346)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.125	BoA Securities LLC	03/20/19	13,180	(29,521)	(1,065)	(28,456)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	Citibank NA	06/20/21	2,060	(33,973)	9,897	(43,870)

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Credit Spread at December 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased: (continued)
People’s Republic of China, 4.250%, 10/28/19	(1.000)%	0.125%	Citibank NA	03/20/19	$277,620	$(621,821)	$(70,832)	$(550,989)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.119	Citibank NA	06/20/19	714,320	(3,195,535)	(366,587)	(2,828,948)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	Deutsche Bank AG (London)	06/20/21	11,160	(184,051)	20,897	(204,948)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	JPMorgan Securities, Inc.	06/20/21	3,640	(60,031)	9,340	(69,371)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.125	JPMorgan Securities, Inc.	03/20/19	66,660	(149,308)	(13,418)	(135,890)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.119	JPMorgan Securities, Inc.	06/20/19	24,020	(107,455)	(13,129)	(94,326)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	UBS AG (London)	06/20/21	5,910	(97,468)	14,712	(112,180)

TOTAL						$(4,778,428)	$(396,634)	$(4,381,794)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at December 31, 2018(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
CDX.EM Index 30	(1.000)%	2.065%	12/20/23		$103,567	$4,827,980	$4,339,655	$488,325
iTraxx Europe Index Series 30	(1.000)	0.888%	12/20/23	EUR	41,125	(273,268)	(365,914)	92,646
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.673%	12/20/23		$49,090	(758,874)	(569,487)	(189,387)
Protection Sold:
CDX.NA.IG Index 30	1.000	0.806	06/20/23		119,575	997,846	1,992,045	(994,199)
CDX.NA.IG Index 31	1.000	0.878	12/20/23		563,150	3,325,419	7,168,801	(3,843,382)
iTraxx Europe Index Series 30	1.000	0.888	12/20/23	EUR	68,330	454,040	561,160	(107,120)
Republic of Colombia, 10.375%, 01/28/33	1.000	1.571%	12/20/23		$16,980	(434,068)	(325,337)	(108,731)

TOTAL						$8,139,075	$12,800,923	$(4,661,848)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67(a)	1M LIBOR	CS International (London)	01/12/38	$13,466	$160,400	$20,227	$140,173
		JPMorgan Securities, Inc.	11/18/20	8,299	309,646	—	309,646
Markit MBX Ginnie-Mae Index, 30 yr Fixed Rate, 4.500%, Series 10	1M LIBOR	JPMorgan Securities, Inc.	01/12/41	14,086	(17,994)	39,307	(57,302)

TOTAL					$452,051	$59,534	$392,517

(a)	Payments made monthly.
(b)	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2018, the Fund had the following purchased and written options:

OVER-THE-COUNTERINTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
1Y IRS	Citibank NA	$3.01	11/01/2019	106,500,000	$106,500,000	$3,800,261	$1,528,044	$2,272,217
1Y IRS	Citibank NA	3.03	11/01/2019	58,900,000	58,900,000	2,171,278	832,283	1,338,995
2Y IRS	Citibank NA	2.25	03/30/2020	121,900,000	121,900,000	587,229	421,962	165,267
2Y IRS	Citibank NA	2.25	04/06/2020	134,200,000	134,200,000	656,600	449,791	206,809
2Y IRS	Citibank NA	2.25	04/14/2020	110,100,000	110,100,000	549,267	314,571	234,696
2Y IRS	Citibank NA	2.35	05/05/2020	215,200,000	215,200,000	1,273,016	526,176	746,840
2Y IRS	JPMorgan Securities, Inc.	2.27	08/06/2020	174,500,000	174,500,000	1,062,688	479,875	582,813
2Y IRS	JPMorgan Securities, Inc.	2.30	08/07/2020	297,300,000	297,300,000	1,888,420	817,575	1,070,845
2Y IRS	MS & Co. Int. PLC	2.45	04/27/2020	124,200,000	124,200,000	821,446	354,857	466,589
2Y IRS	MS & Co. Int. PLC	2.45	04/27/2020	114,700,000	114,700,000	758,614	327,714	430,900
2Y IRS	MS & Co. Int. PLC	2.45	04/30/2020	129,200,000	129,200,000	860,459	369,143	491,316
2Y IRS	MS & Co. Int. PLC	2.45	05/01/2020	142,000,000	142,000,000	947,736	416,117	531,619

				1,728,700,000	$1,728,700,000	$15,377,014	$6,838,108	$8,538,906

Puts
1Y IRS	BoA Securities LLC	2.75	03/04/2019	64,800,000	64,800,000	729,849	1,051,200	(321,351)
1Y IRS	Citibank NA	2.40	01/25/2019	126,500,000	126,500,000	50,119	1,293,111	(1,242,992)
1Y IRS	Citibank NA	2.45	01/23/2019	126,200,000	126,200,000	63,403	1,416,245	(1,352,842)
1Y IRS	Citibank NA	2.50	01/22/2019	70,000,000	70,000,000	52,570	793,333	(740,763)
1Y IRS	Citibank NA	2.75	02/12/2019	63,800,000	63,800,000	624,902	1,084,600	(459,698)
1Y IRS	Citibank NA	2.75	02/13/2019	121,500,000	121,500,000	1,205,669	2,126,250	(920,581)
1Y IRS	JPMorgan Securities, Inc.	2.75	03/06/2019	54,900,000	54,900,000	629,835	915,000	(285,165)
2Y IRS	Barclays Bank PLC	2.35	03/30/2020	102,400,000	102,400,000	565,319	427,604	137,715
2Y IRS	Citibank NA	2.45	03/23/2020	132,400,000	132,400,000	825,223	501,956	323,267
2Y IRS	Citibank NA	2.45	03/26/2020	113,300,000	113,300,000	711,875	454,445	257,430

				975,800,000	$975,800,000	$5,458,764	$10,063,744	$(4,604,980)

Total Purchased option contracts				2,704,500,000	$2,704,500,000	$20,835,778	$16,901,852	$3,933,926

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
1Y IRS	Citibank NA	$3.09	11/01/2019	(46,300,000)	$(46,300,000)	$(3,555,183)	$(1,527,900)	$(2,027,283)
1Y IRS	Citibank NA	3.11	11/01/2019	(25,600,000)	(25,600,000)	(2,024,911)	(832,000)	(1,192,911)
2Y IRS	Citibank NA	2.32	04/14/2020	(24,200,000)	(24,200,000)	(325,025)	(314,600)	(10,425)
2Y IRS	Citibank NA	2.34	03/30/2020	(26,800,000)	(26,800,000)	(363,164)	(422,100)	58,936
2Y IRS	Citibank NA	2.34	04/06/2020	(29,500,000)	(29,500,000)	(405,059)	(449,875)	44,816
2Y IRS	Citibank NA	2.38	05/05/2020	(47,300,000)	(47,300,000)	(728,965)	(526,213)	(202,752)
2Y IRS	JPMorgan Securities, Inc.	2.38	08/06/2020	(38,400,000)	(38,400,000)	(664,969)	(480,000)	(184,969)
2Y IRS	JPMorgan Securities, Inc.	2.42	08/07/2020	(65,400,000)	(65,400,000)	(1,204,864)	(817,500)	(387,364)
2Y IRS	MS & Co. Int. PLC	2.48	04/30/2020	(28,400,000)	(28,400,000)	(518,223)	(369,200)	(149,023)
2Y IRS	MS & Co. Int. PLC	2.49	05/01/2020	(31,200,000)	(31,200,000)	(579,908)	(416,000)	(163,908)
2Y IRS	MS & Co. Int. PLC	2.50	04/27/2020	(25,200,000)	(25,200,000)	(467,669)	(327,600)	(140,069)
2Y IRS	MS & Co. Int. PLC	2.51	04/27/2020	(27,300,000)	(27,300,000)	(515,083)	(354,900)	(160,183)

				(415,600,000)	$(415,600,000)	$(11,353,023)	$(6,837,888)	$(4,515,135)

Puts
1Y IRS	BoA Securities LLC	2.80	03/04/2019	(28,800,000)	(28,800,000)	(501,754)	(1,051,200)	549,446
1Y IRS	Citibank NA	2.45	01/25/2019	(56,200,000)	(56,200,000)	(12,684)	(1,292,600)	1,279,916
1Y IRS	Citibank NA	2.50	01/23/2019	(56,100,000)	(56,100,000)	(17,357)	(1,416,525)	1,399,168
1Y IRS	Citibank NA	2.55	01/22/2019	(31,100,000)	(31,100,000)	(14,203)	(793,050)	778,847
1Y IRS	Citibank NA	2.79	02/12/2019	(28,400,000)	(28,400,000)	(387,146)	(1,086,300)	699,154
1Y IRS	Citibank NA	2.80	02/13/2019	(54,000,000)	(54,000,000)	(794,389)	(2,126,250)	1,331,861
1Y IRS	JPMorgan Securities, Inc.	2.79	03/06/2019	(24,400,000)	(24,400,000)	(430,328)	(915,000)	484,672
2Y IRS	Barclays Bank PLC	2.45	03/30/2020	(22,500,000)	(22,500,000)	(373,023)	(427,500)	54,477
2Y IRS	Citibank NA	2.53	03/23/2020	(29,100,000)	(29,100,000)	(542,730)	(501,975)	(40,755)
2Y IRS	Citibank NA	2.53	03/26/2020	(24,900,000)	(24,900,000)	(468,864)	(454,425)	(14,439)

				(355,500,000)	$(355,500,000)	$(3,542,478)	$(10,064,825)	$6,522,347

Total Written option contracts				(771,100,000)	$(771,100,000)	$(14,895,501)	$(16,902,713)	$2,007,212

TOTAL				1,933,400,000	$1,933,400,000	$5,940,277	$(861)	$5,941,138

Abbreviations:
BoA Securities LLC	— Bank of America Securities LLC
CDX.NA.IG Index 30	— CDX North America Investment Grade Index 30
CDX.NA.IG Index 31	— CDX North America Investment Grade Index 31
CDX.EM Index 30	— CDX Emerging Markets Index 30
CS International (London)	— Credit Suisse International (London)
MS & Co. Int. PLC	— Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	— Mexico Interbank TIIE 28 Days

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value

Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions

Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss. Structured notes that are exchange traded are generally classified as Level 1 of the fair value hierarchy.

Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to the Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments.

Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, basket of investments or indices, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Securities Sold Short — Securities sold short are those securities which a Fund has sold but which it does not own. When a Fund sells a security it does not own, it must borrow the security that was sold and it generally delivers the proceeds from the short sale to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, a Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Schedules of Investments.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM and GSAMI did not develop the unobservable inputs for the valuation of Level 3 Assets and Liabilities.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2018:

BOND FUND

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$193,486,401	$—
Mortgage-Backed Obligations	—	177,741,365	1,017,567
U.S. Treasury Obligations and/or Other U.S. Government Agencies	53,133,714	14,735,391	—
Asset-Backed Securities	—	65,123,403	—
Foreign Debt Obligations	—	4,827,262	—
Municipal Debt Obligations	—	6,284,440	—

Total	$53,133,714	$462,198,262	$1,017,567

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(12,255,513)	$—

Total	$—	$(12,255,513)	$—

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$1,277,198	$—
Futures Contracts(a)	1,687,172	—	—
Interest Rate Swap Contracts(a)	—	3,634,069	—
Credit Default Swap Contracts(a)	—	9,500	—
Purchased Options Contracts	—	935,747	—

Total	$1,687,172	$5,856,514	$—

Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(1,494,728)	$—
Futures Contracts(a)	(1,632,517)	—	—
Interest Rate Swap Contracts(a)	—	(1,456,723)	—
Credit Default Swap Contracts(a)	—	(459,641)	—
Written Options Contracts	—	(688,409)	—

Total	$(1,632,517)	$(4,099,501)	$—

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$401,328,157	$—
Mortgage-Backed Obligations	—	361,948,551	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	194,587,235	57,878,427	—
Asset-Backed Securities	—	107,304,851	—
Foreign Debt Obligations	—	15,054,372	—
Municipal Debt Obligations	—	14,060,546	—
Investment Company	7,163,781	—	—
Short-term Investments	—	11,602,253	—

Total	$201,751,016	$969,177,157	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(39,673,493)	$—

Total	$—	$(39,673,493)	$—

Derivative Type

Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$1,211,335	$—
Futures Contracts	2,251,943	—	—
Interest Rate Swap Contracts	—	2,529,022	—
Credit Default Swap Contracts	—	21,699	—

Total	$2,251,943	$3,762,056	$—

Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(1,379,604)	$—
Futures Contracts	(1,244,612)	—	—
Interest Rate Swap Contracts	—	(1,226,260)	—
Credit Default Swap Contracts	—	(159,582)	—

Total	$(1,244,612)	$(2,765,446)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

GLOBAL INCOME

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Foreign Sovereign Debt Obligations	$132,285,888	$64,456,451	$—
Corporate Obligations	—	181,024,217	—
Asset-Backed Securities	—	82,954,553	—
Mortgage-Backed Obligations	—	114,290,603	—
U.S. Government Agencies	—	2,453,040	—
Municipal Debt Obligation	—	2,901,845	—
Investment Company	4,016,755	—	—
Total	$136,302,643	$448,080,709	$—

Liabilities

Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(19,423,718)	$—
Total	$—	$(19,423,718)	$—

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$2,026,102	$—
Futures Contracts(a)	1,619,262	—	—
Interest Rate Swap Contracts(a)	—	3,909,600	—
Credit Default Swap Contracts(a)	—	73,039	—
Options Purchased	—	819,000	—

Total	$1,619,262	$6,827,741	$—

Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(3,658,604)	$—
Futures Contracts(a)	(707,538)	—	—
Interest Rate Swap Contracts(a)	—	(1,122,151)	—
Credit Default Swap Contracts(a)	—	(1,040,354)	—
Written Options Contracts	—	(605,781)	—

Total	$(707,538)	$(6,426,890)	$—

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Bank Loans	$—	$46,814,719	$3,305,577
Corporate Obligations	—	480,370,140	—
Mortgage-Backed Obligations	—	384,078,455	15,645,089
Asset-Backed Securities	—	708,327,978	—
Foreign Debt Obligations	46,723,304	108,430,915	—
Municipal Debt Obligations	—	37,938,161	—
U.S. Treasury Obligations	66,862,377	—	—
Common Stock and/or Other Equity Investments(b)
North America	—	32,771,314	—

Total	$113,585,681	$1,798,731,682	$18,950,666

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(69,295,387)	$—

Total	$—	$(69,295,387)	$—

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$15,534,993	$—
Futures Contracts(a)	12,811,960	—	—
Interest Rate Swap Contracts(a)	—	79,879,938	—
Credit Default Swap Contracts(a)	—	580,971	—
Total Return Swap Contracts(a)	—	449,819	—
Options Purchased	—	20,835,778	—

Total	$12,811,960	$117,281,499	$—

Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(19,925,375)	$—
Futures Contracts(a)	(28,373,646)	—	—
Interest Rate Swap Contracts(a)	—	(17,413,076)	—
Credit Default Swap Contracts(a)	—	(9,624,613)	—
Total Return Swap Contracts(a)	—	(57,302)	—
Written option contracts	—	(14,895,501)	—

Total	$(28,373,646)	$(61,915,867)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Transfers of the above instruments into or out of Level 3 can be attributable to changes in the availability of valid pricing sources or in the observability of significant inputs used to measure the fair value of those instruments.

For further information regarding security characteristics, see the Schedules of Investments.

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund‘s investments in securities of issuers located in emerging market countries.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds has unsettled or open transactions defaults.

Non-Diversification Risk— The Global Income Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 95.0%
Alabama – 1.3%
Alabama State Port Authority RB for Docks Facilities Series 2010 (A-/NR)(a)
$2,500,000	5.750%	10/01/2020	$ 2,668,750
Health Care Authority RB for Baptist Health Series 2006 D (BBB+/A3)
100,000	5.000	11/15/2021	100,293
Houston County Health Care Authority RB for South east Alabama Medical Center Series 2016 A (BBB+/NR)
150,000	5.000	10/01/2024	167,899
150,000	5.000	10/01/2025	167,606
725,000	5.000	10/01/2030	792,077
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (AA/A2)
700,000	5.000	10/01/2044	758,653
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB/NR)
1,000,000	5.000	10/01/2021	1,061,500
13,500,000	6.000	10/01/2042	15,431,850
6,945,000	6.500	10/01/2053	8,132,456
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 A (A/A3)
3,820,000	4.000	06/01/2024	4,028,954
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 B (A/A3)(b)
	(1 Mo. LIBOR + 0.85%),
10,000,000	2.424	06/01/2024	9,924,200

			43,234,238

Alaska – 0.1%
Northern Tobacco Securitization Corp. RB Refunding Capital Appreciation Asset-Backed Bonds 1st Subordinate Series 2006 B (NR/NR)(c)
37,350,000	0.000	06/01/2046	3,753,675

Arizona – 1.9%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(d)
	(3 Mo. LIBOR + 0.81%),
14,575,000	2.420	01/01/2037	13,878,607
Arizona Industrial Development Authority RB for Provident Group - EMU Properties LLC Series 2018 (NR/Baa1)
365,000	5.000	05/01/2024	401,438
300,000	5.000	05/01/2029	336,042
650,000	5.000	05/01/2031	722,618
Chandler Industrial Development Authority RB for Intel Corp. Series 2007 (AMT) (A+/A1)(b)(e)
10,000,000	2.700	08/14/2023	10,030,100
City of Phoenix Civic Improvement Corporation Water System RB Refunding Junior Lien Series 2016 (AAA/Aa2)
7,000,000	5.000	07/01/2030	8,168,440
Entertainment Center Community Facilities District RB Series 2017 (AA+/NR)
5,388,000	4.000	07/01/2037	5,485,200
Glendale City Subordinate RB Refunding Series 2017 (AA/A1)
2,500,000	5.000	07/01/2028	2,954,675
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
2,200,000	7.250	02/01/2040	2,208,888
Maricopa County IDA RB for Banner Health Series 2017 A (AA-/NR)
4,360,000	4.000	01/01/2041	4,462,634
Salt Verde Financial Corp. RB Gas Senior Series 2007-1 (BBB+/Baa1)
8,905,000	5.000	12/01/2037	10,180,641

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Arizona – (continued)
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(b)(e)
$4,000,000	2.800%	06/01/2021	$ 4,009,240

			62,838,523

Arkansas – 0.5%
Arkansas State Development Finance Authority Hospital RB Refunding for Washington Regional Medical Center Series 2015 B (NR/A3)
1,845,000	3.000	02/01/2019	1,846,402
Arkansas State Development Finance Authority RB for Single Family Mortgage-Backed Securities Series 2008 B (AMT) (GNMA) (FNMA) (FHLMC) (AA+/NR)
275,000	5.500	07/01/2023	275,671
Pulaski County Little Rock School District Construction GO Bonds Series 2017 (ST AID WITHHLDG) (NR/Aa2)
5,395,000	3.000	02/01/2023	5,523,941
5,185,000	3.000	02/01/2024	5,294,559
Pulaski County Little Rock School District GO Refunding Bonds Series 2015 (ST AID WITHHLDG) (NR/Aa2)
3,335,000	3.000	02/01/2023	3,382,057

			16,322,630

California – 9.9%
Adelanto Public Utility Authority RB Refunding for Utility System Project Series 2009 A (NR/NR)(a)
7,725,000	6.750	07/01/2019	7,920,906
Alameda County Oakland Unified School District GO Refunding Bonds Series 2015 (A/NR)
1,500,000	5.000	08/01/2019	1,529,550
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series 2011 B (AGM) (AA/Aa2)(c)
1,000,000	0.000	08/01/2037	505,140
Anaheim Community Facilities District No. 08-1 Special Tax Refunding Bonds for Platinum Triangle Series 2016 (NR/NR)
875,000	4.000	09/01/2024	923,956
745,000	4.000	09/01/2025	787,346
535,000	4.000	09/01/2026	566,843
590,000	4.000	09/01/2027	620,597
575,000	4.000	09/01/2028	600,047
465,000	4.000	09/01/2029	481,122
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
785,000	5.000	05/01/2040	888,157
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (BB+/NR)(c)
31,220,000	0.000	06/01/2055	1,839,482
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (AA-/Aa2)(a)
5,000,000	5.000	11/01/2019	5,142,050
California Educational Facilities Authority RB for Stanford University Series 2010 U-1 (AAA/Aaa)
5,000,000	5.250	04/01/2040	6,525,450
California Educational Facilities Authority RB for Stanford University Series 2014 U-6 (AAA/Aaa)
3,500,000	5.000	05/01/2045	4,519,340
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (AA/A1)
500,000	5.000	02/01/2042	557,575

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Health Facilities Financing Authority RB for Lucile Salter Packard Children’s Hospital Series 2017 A (A+/A1)
$375,000	5.000%	11/15/2028	$ 448,144
350,000	5.000	11/15/2029	416,126
565,000	5.000	11/15/2030	666,355
1,000,000	5.000	11/15/2042	1,119,120
12,000,000	5.000	11/15/2056	13,236,360
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/Baa1)
1,300,000	5.000	02/01/2034	1,453,595
1,150,000	5.000	02/01/2035	1,280,709
450,000	5.000	02/01/2042	491,827
1,450,000	5.000	02/01/2047	1,579,485
California Municipal Finance Authority RB for LAX Integrated Express Solutions LLC Senior Lien Series 2018 A (AMT) (BBB+/NR)
2,000,000	5.000	06/30/2028	2,297,980
1,600,000	5.000	12/31/2028	1,836,960
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (NR/Baa1)
200,000	5.000	10/01/2026	231,642
200,000	5.000	10/01/2027	233,740
150,000	5.000	10/01/2028	176,566
225,000	5.000	10/01/2029	263,182
125,000	5.000	10/01/2030	145,294
225,000	5.000	10/01/2031	260,296
225,000	5.000	10/01/2032	259,479
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
400,000	5.000	06/01/2035	429,660
California Pollution Control Financing Authority RB Refunding for Waste Management, Inc. Series 2015 B-1 (AMT) (A-/NR)
4,100,000	3.000	11/01/2025	4,099,877
California State Various Purpose GO Bonds Series 2009 (AA-/Aa3)
5,000,000	5.250	10/01/2025	5,123,450
California State Various Purpose GO Bonds Series 2010 (AA-/Aa3)
1,250,000	6.000	03/01/2033	1,311,350
1,500,000	5.500	03/01/2040	1,556,565
California State Various Purpose GO Bonds Series 2017 (AA-/Aa3)
1,500,000	5.000	08/01/2046	1,688,970
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
330,000	5.000	09/01/2030	359,169
360,000	5.000	09/01/2037	383,886
California Statewide Communities Development Authority RB for Marin General Hospital Obligated Group Series 2018 A (A-/NR)
250,000	5.000	08/01/2028	299,127
300,000	5.000	08/01/2029	357,078
315,000	5.000	08/01/2030	372,976
California Statewide Communities Development Authority RB for Sutter Health Series 2011 A (AA-/Aa3)(a)
2,000,000	6.000	08/15/2020	2,137,520
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (A-/NR)
150,000	5.000	04/01/2030	173,541
70,000	5.000	04/01/2031	80,541
385,000	4.000	04/01/2032	405,721
455,000	4.000	04/01/2034	475,798
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2016 A (BB-/NR)(f)
1,725,000	5.000	12/01/2031	1,849,493

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (NR/Baa1)
$1,750,000	5.000%	05/15/2022	$ 1,896,860
975,000	5.000	05/15/2042	1,072,812
1,000,000	5.000	05/15/2047	1,095,780
800,000	5.000	05/15/2050	874,816
California Statewide Community Development Authority Water & Wastewater RB Balance Series 2004 (AGM) (AA/A2)
5,000	5.250	10/01/2019	5,013
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (CCC/NR)(c)
22,000,000	0.000	06/01/2046	3,115,200
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA/Aa2)(c)
3,500,000	0.000	06/01/2034	2,050,405
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)(f)
615,000	4.000	09/01/2028	612,534
Commerce Community Development Commission Successor Agency Tax Allocation Refunding Series 2016 A (AGM) (AA/NR)
275,000	3.125	08/01/2035	265,471
County of Sacramento RB Refunding for Airport System Series 2018 C (AMT) (A+/A2)
1,225,000	5.000	07/01/2039	1,379,730
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (A-/Baa3)
1,300,000	3.950	01/15/2053	1,259,726
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (AGM) (AA/A2)(g)
3,000,000	0.000	01/15/2032	2,889,420
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2014 Subseries B-3 (A-/Baa3)(b)(e)
675,000	5.500	01/15/2023	747,893
Fullerton Community Facilities District No. 1 Special Tax Refunding Bonds for Amerige Heights Series 2012 (A-/NR)
500,000	5.000	09/01/2032	542,545
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(c)
18,000,000	0.000	06/01/2047	2,892,240
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(c)
9,375,000	0.000	06/01/2047	1,501,406
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2015 A (ST APPROP) (A+/A1)
10,000,000	5.000	06/01/2045	10,986,900
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (BBB/NR)
9,200,000	5.000	06/01/2034	9,982,920
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (NR/NR)
2,440,000	5.000	06/01/2047	2,345,816
10,080,000	5.250	06/01/2047	10,027,483
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-2 (NR/NR)
14,450,000	5.000	06/01/2047	13,892,230

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B+/B3)
$3,915,000	5.300%		06/01/2037	$ 3,932,970
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
650,000	5.000		09/01/2025	727,103
650,000	5.000		09/01/2026	733,148
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
480,000	5.000		09/01/2025	536,938
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
430,000	5.000		09/01/2026	485,006
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
180,000	4.000		09/01/2025	190,010
175,000	4.000		09/01/2026	184,439
Lammersville Joint Unified School District No. 2002 Special Tax Refunding for Community Facilities Series 2017 (AGM) (AA/NR)
3,000,000	3.500		09/01/2035	3,006,570
Los Angeles Community College District GO Bonds for 2008 Election Series 2010 C (AA+/Aa1)(a)
5,000,000	5.250		08/01/2020	5,281,550
Los Angeles Department of Airports Subordinated RB Series 2018 A (AMT) (AA-/Aa3)
7,000,000	5.250		05/15/2048	7,976,850
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA/Aa3)(c)
2,000,000	0.000		08/01/2037	992,020
4,500,000	0.000		08/01/2038	2,124,765
4,500,000	0.000		08/01/2039	2,024,325
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (AA-/NR)(c)
1,205,000	0.000		08/01/2026	992,257
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
1,750,000	6.500		11/01/2039	2,358,230
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
3,500,000	6.125		11/01/2029	4,271,330
2,000,000	6.500		11/01/2039	2,695,120
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa2)(g)
5,000,000	0.000		08/01/2035	4,846,800
Northern California Gas Authority No. 1 RB for Gas Project Series 2007 B (BBB+/A3)(d)
	(3 Mo. LIBOR + 0.72%),
5,595,000	2.325		07/01/2027	5,422,506
Palomar Health RB Refunding for Palomar Health Series 2017 (AGM) (AA/A2)
11,335,000	5.000		11/01/2047	12,781,233
Palomar Pomerado Health COPS Series 2009 (NR/WR)(a)
2,500,000	6.750		11/01/2019	2,603,475
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)
2,150,000	0.000	(c)	08/01/2031	1,384,514
4,150,000	0.000	(c)	08/01/2032	2,549,718
3,500,000	0.000	(c)	08/01/2033	2,050,965
6,450,000	0.000	(g)	08/01/2038	8,135,579
Port of Oakland RB Refunding Senior Lien Series 2012 P (AMT) (A+/A1)
4,000,000	5.000		05/01/2031	4,311,960

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
$650,000	4.000%	09/01/2020	$ 665,645
590,000	4.000	09/01/2023	620,190
320,000	4.000	09/01/2024	337,389
400,000	4.000	09/01/2025	422,736
1,490,000	4.000	09/01/2026	1,577,642
305,000	4.000	09/01/2027	319,549
500,000	4.000	09/01/2028	518,355
1,280,000	4.000	09/01/2029	1,319,155
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
4,815,000	5.000	09/01/2027	4,992,288
1,000,000	5.375	09/01/2031	1,058,010
485,000	5.250	09/01/2034	509,148
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
750,000	5.000	09/01/2025	844,740
1,075,000	5.000	09/01/2026	1,217,212
1,000,000	5.000	09/01/2027	1,140,870
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE) (AA/Aa3)(d)
	(3 Mo. LIBOR + 0.53%),
13,150,000	2.365	12/01/2035	12,771,938
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa2)(c)
5,000,000	0.000	07/01/2039	2,311,650
San Diego Unified School District GO Bonds for Election of 2012 Series 2013 C (AA-/Aa2)
3,500,000	4.000	07/01/2042	3,585,365
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2011 C (AMT) (A+/A1)
3,800,000	5.000	05/01/2021	4,064,214
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2013 A (AMT) (A+/A1)
2,000,000	5.500	05/01/2028	2,265,660
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2018 A (AMT) (A+/A1)
10,000,000	5.000	05/01/2023	11,211,100
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2018 D (AMT) (A+/A1)
20,000,000	5.000	05/01/2048	22,284,800
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2016 C (A-/NR)
1,000,000	5.000	08/01/2033	1,148,520
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (NR/Baa2)(c)
1,605,000	0.000	01/15/2026	1,269,683
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (A-/NR)
1,000,000	5.000	01/15/2029	1,113,700
State of California Various Purpose GO Bonds Series 2009 (AA-/Aa3)
2,285,000	6.500	04/01/2033	2,311,141
1,775,000	6.000	04/01/2038	1,792,093
State of California Various Purpose GO Bonds Series 2009 (AA+/Aaa)(a)
975,000	6.000	04/01/2019	985,803
2,715,000	6.500	04/01/2019	2,748,313

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Stockton Unified School District GO Refunding Bonds Series 2016 (A+/A1)
$2,735,000	5.000%	08/01/2025	$ 3,225,386
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B-/B3)
1,650,000	5.375	06/01/2038	1,657,920
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(d)
	(3 Mo. LIBOR + 0.74%),
5,000,000	2.493	05/15/2043	4,380,750
Vernon California Redevelopment Agency Tax Allocation for Industrial Redevelopment Project Series 2005 (NATL-RE) (NR/Baa2)
725,000	5.250	09/01/2019	725,421
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE) (AA-/Baa2)(c)
1,175,000	0.000	08/01/2025	998,492

			329,340,602

Colorado – 4.5%
Adams County School District No. 1 GO Bonds for Mapleton Public Schools Series 2017 (ST AID WITHHLDG) (NR/Aa2)
7,235,000	5.250	12/01/2040	8,335,154
Belleview Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 (NR/NR)
2,090,000	4.500	12/01/2029	2,095,309
Board of Governors of Colorado State University System RB Refunding Series 2017 C (AA/Aa2)
23,835,000	5.000	03/01/2043	27,237,685
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Series 2017 A (NR/NR)
525,000	5.000	12/01/2037	532,324
Buffalo Highlands Metropolitan District GO Bonds Series 2018 A (NR/NR)
1,000,000	5.250	12/01/2038	988,030
Centerra Metropolitan District No. 1 Special RB Refunding & Improvement Bonds Series 2017 (NR/NR)(f)
4,000,000	5.000	12/01/2029	4,204,800
500,000	5.000	12/01/2047	496,950
Cherry Creek Colorado School District No. 5 GO Bonds Series 2017 C (ST AID WITHHLDG) (AA+/Aa1)
3,510,000	6.000	12/15/2029	4,509,157
10,805,000	6.000	12/15/2030	13,810,843
Colorado Health Facilities Authority RB Refunding for Christian Living Neighborhoods Project Series 2016 (NR/NR)
200,000	4.000	01/01/2019	200,000
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (A-/NR)
625,000	4.000	12/01/2019	634,744
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (BBB/NR)
1,150,000	5.000	06/01/2047	1,228,027
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)
500,000	3.500	12/01/2021	505,280
500,000	4.500	12/01/2027	510,405
Denver City & County Airport RB Refunding Series 2018 A (AMT) (A/A2)
17,000,000	5.000	12/01/2030	20,327,240
11,500,000	5.250	12/01/2048	13,059,285
Denver City & County Airport RB Series 2013 A (AMT) (A/A2)
5,000,000	5.500	11/15/2029	5,627,000

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (BB/NR)
$1,750,000	5.000%	10/01/2032	$ 1,840,282
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(f)
4,995,000	5.000	12/01/2025	5,650,843
2,490,000	5.000	12/01/2026	2,828,939
Denver Colorado Health and Hospital Authority Healthcare RB Series 2007 B (BBB/NR)(d)
	(3 Mo. LIBOR + 1.10%),
4,890,000	2.935	12/01/2033	4,651,515
Denver Health & Hospital Authority COPS Series 2018 (BBB/NR)
765,000	5.000	12/01/2024	859,630
205,000	5.000	12/01/2025	232,054
Denver Urban Renewal Authority 9th & Colorado Urban Redevelopment Area RB Series 2018 A (NR/NR)(f)
5,655,000	5.250	12/01/2039	5,633,108
E-470 Public Highway Authority RB Series 2010 A (A/A2)(c)
6,000,000	0.000	09/01/2040	2,443,740
E-470 Public Highway Authority Senior RB Series 2017 B (A/A2)(b)
	(1 Mo. LIBOR + 1.05%),
2,000,000	2.729	09/01/2021	2,013,900
North Holly Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
500,000	5.500	12/01/2048	480,155
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2016 (NR/NR)
500,000	4.375	12/01/2031	476,465
500,000	5.000	12/01/2046	492,575
Public Authority Colorado Energy RB for Natural Gas Purchase Series 2008 (A-/A3)
2,000,000	6.250	11/15/2028	2,464,840
Serenity Ridge Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
545,000	4.500	12/01/2028	541,539
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-1 (NR/Ba1)
238,000	3.000	12/01/2022	235,653
1,000,000	5.000	12/01/2037	1,050,570
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-2 (NR/Ba1)
80,000	3.000	12/01/2022	79,211
100,000	3.500	12/01/2027	97,970
115,000	5.000	12/01/2037	120,816
325,000	5.000	12/01/2047	338,260
St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
1,000,000	5.000	12/01/2037	965,560
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (NR/Baa2)
350,000	5.000	12/01/2032	391,304
Sterling Ranch Community Authority Board Limited Tax Special Senior RB Series 2017 A (MUN GOVT GTD) (NR/NR)
1,000,000	5.000	12/01/2030	1,011,680
6,920,000	5.000	12/01/2047	6,872,598
Wildwing Metropolitan District No. 5 GO Refunding & Improvement Bond Series 2018 A (NR/NR)
1,250,000	5.375	12/01/2048	1,232,550

			147,307,990

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Connecticut – 2.3%
City of New Haven GO Bonds Series 2018 A (BBB+/NR)
$450,000	5.000%	08/01/2026	$ 496,152
965,000	5.000	08/01/2027	1,070,677
1,165,000	5.000	08/01/2028	1,297,111
750,000	5.500	08/01/2029	861,278
350,000	5.500	08/01/2030	399,802
500,000	5.500	08/01/2031	568,555
500,000	5.500	08/01/2032	565,975
405,000	5.500	08/01/2033	456,710
Connecticut State GO Bonds Series 2013 C (A/A1)
7,555,000	5.000	07/15/2019	7,681,093
Connecticut State GO Bonds Series 2018 C (A/A1)
680,000	5.000	06/15/2028	782,721
Connecticut State GO Refunding Bonds Series 2017 B (A/A1)
5,000,000	5.000	04/15/2028	5,748,000
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2001 V-1 (AAA/Aaa)(b)(e)
7,020,000	1.600	01/01/2019	7,020,000
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2001 V-2 (AAA/Aaa)(b)(e)
1,975,000	1.600	01/01/2019	1,975,000
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 C-1 (AAA/Aaa)(b)(e)
3,575,000	5.000	02/01/2028	4,351,883
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 C-2 (AAA/Aaa)(b)(e)
23,285,000	5.000	02/01/2023	25,977,910
Hartford County Metropolitan District GO Bonds Series 2016 C (AGM) (AA/Aa3)
5,540,000	5.000	11/01/2026	6,536,203
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(f)
3,760,000	7.000	02/01/2045	3,815,422
State of Connecticut GO Bonds Series 2018 (A/A1)
1,770,000	5.000	06/15/2027	2,026,792
755,000	5.000	06/15/2029	855,181
165,000	5.000	06/15/2032	184,483
University of Connecticut RB Refunding Series 2010 A (AA-/A1)
2,775,000	5.000	02/15/2021	2,862,995
West Haven GO Bonds Series 2017 A (BBB/Baa3)
325,000	5.000	11/01/2025	350,068
325,000	5.000	11/01/2026	351,406
325,000	5.000	11/01/2027	352,225
West Haven GO Bonds Series 2017 B (BBB/Baa3)
645,000	5.000	11/01/2024	691,008
240,000	5.000	11/01/2026	259,500

			77,538,150

Delaware – 0.3%
Delaware Health Facilities Authority RB for Beebee Medical Center Project Series 2018 (BBB/NR)
700,000	5.000	06/01/2025	785,421
760,000	5.000	06/01/2026	857,622
685,000	5.000	06/01/2027	777,441
600,000	5.000	06/01/2029	680,184
Delaware State GO Bonds Series 2018 A (AAA/Aaa)
2,455,000	5.000	02/01/2025	2,872,939
University of Delaware RB Series 2005 (AA+/NR)(b)(e)
1,880,000	1.630	01/01/2019	1,880,000
University of Delaware RB Series 2015 (AA+/Aa1)
1,805,000	5.000	11/01/2033	2,050,552

			9,904,159

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
District of Columbia – 0.9%
District of Columbia GO Bonds Series 2007 A (NATL-RE) (AA+/Aaa)
$7,500,000	3.000%	06/01/2030	$ 7,499,925
District of Columbia GO Refunding Bonds Series 2017 A (AA+/Aaa)
10,000,000	5.000	06/01/2035	11,565,300
1,300,000	4.000	06/01/2037	1,354,678
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (A-/Baa1)
750,000	6.500	05/15/2033	805,957
Metropolitan Washington Airports Authority RB Refunding Series 2018 A (AMT) (AA-/Aa3)
6,375,000	5.000	10/01/2034	7,323,090

			28,548,950

Florida – 7.3%
Aberdeen Community Development District Special Assessment Series 2018 (NR/NR)
175,000	4.000	05/01/2024	175,277
220,000	4.500	05/01/2029	220,453
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
360,000	2.500	05/01/2024	353,805
370,000	3.000	05/01/2025	369,567
380,000	3.000	05/01/2026	376,287
395,000	3.125	05/01/2027	390,560
Anthem Park Community Development District Special Assessment RB Refunding Subordinate Series 2016 A-2 (NR/NR)
365,000	4.250	05/01/2027	344,615
410,000	4.750	05/01/2036	372,485
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (A/NR)
210,000	5.000	05/01/2019	212,186
Arborwood Community Development District RB Capital Improvement Refunding Subordinate Lien Series 2018 A-2 (NR/NR)
1,000,000	4.125	05/01/2023	991,550
Artisan Lakes East Community Development District RB for Capital Improvement Series 2018 (NR/NR)(f)
505,000	4.200	05/01/2024	505,303
630,000	4.550	05/01/2029	630,857
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
210,000	5.000	05/01/2028	207,369
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
605,000	5.375	05/01/2028	589,597
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (A-/NR)
175,000	2.250	05/01/2022	174,886
175,000	2.500	05/01/2023	175,425
180,000	2.500	05/01/2024	178,841
185,000	3.000	05/01/2025	186,806
190,000	3.000	05/01/2026	190,617
Babcock Ranch Community Independent Special District Special Assessment RB Series 2018 (NR/NR)(f)
305,000	4.000	11/01/2024	303,016
370,000	4.500	11/01/2029	369,123
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
100,000	4.500	11/01/2025	102,542
185,000	5.000	11/01/2036	190,935
320,000	5.000	11/01/2048	323,197

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB+/NR)
$495,000	4.250%	05/01/2029	$ 524,541
490,000	4.500	05/01/2035	509,669
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
135,000	2.500	05/01/2023	135,439
140,000	2.750	05/01/2024	140,619
90,000	3.000	05/01/2025	90,618
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (BBB-/NR)
315,000	3.500	05/01/2023	327,836
325,000	3.500	05/01/2024	338,799
340,000	3.500	05/01/2025	353,505
350,000	3.500	05/01/2026	361,893
365,000	3.500	05/01/2027	374,282
Bellagio Community Development District Special Assessment Bond Series 2016 (BBB/NR)
160,000	2.500	11/01/2022	158,840
160,000	2.750	11/01/2023	158,993
170,000	3.000	11/01/2025	169,060
Century Gardens at Tamiami Community Development District Special Assessment Bonds Series 2018 (BBB/NR)
110,000	3.500	11/01/2025	112,277
115,000	3.500	11/01/2026	117,609
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
235,000	2.500	05/01/2023	233,183
245,000	2.500	05/01/2024	240,426
250,000	3.000	05/01/2025	249,138
255,000	3.000	05/01/2026	252,177
535,000	4.250	05/01/2037	547,840
Century Gardens Community Development District Special Assessment Bond Series 2019 (NR/NR)(f)(h)
127,000	3.875	11/01/2024	126,929
189,000	4.200	11/01/2029	188,503
750,000	5.000	11/01/2049	748,770
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(f)
1,250,000	5.500	10/01/2036	1,223,562
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A+/A1)
1,000,000	4.000	10/01/2034	1,037,070
City of West Palm Beach Utility System RB Series 2017 A (AA+/Aa2)
15,000,000	5.000	10/01/2042	17,044,500
CityPlace Community Development District Special Assessment Convertible Capital Appreciation RB Series 2018 (AGM) (AA/A2)(g)
5,000,000	0.000	05/01/2038	3,948,400
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
770,000	5.375	05/01/2036	769,915
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (A/NR)
880,000	2.375	05/01/2023	869,792
900,000	2.500	05/01/2024	888,462
925,000	2.750	05/01/2025	917,008
915,000	3.000	05/01/2026	913,783
980,000	3.200	05/01/2027	984,429
1,015,000	3.250	05/01/2028	1,012,544
1,500,000	3.750	05/01/2046	1,445,205

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(f)
$400,000	3.750%	11/01/2023	$ 395,804
695,000	4.500	11/01/2028	687,890
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
129,000	3.000	05/01/2023	130,938
133,000	3.250	05/01/2024	135,476
138,000	3.500	05/01/2025	141,225
143,000	3.625	05/01/2026	147,126
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (A-/NR)
190,000	2.875	05/01/2021	193,412
195,000	3.000	05/01/2022	199,093
205,000	3.250	05/01/2023	211,181
210,000	3.375	05/01/2024	216,458
220,000	3.500	05/01/2025	227,962
215,000	4.125	05/01/2035	222,931
County of Escambia PCRB for Gulf Power Co. Project Series 2003 (A-/A2)
5,550,000	2.600	06/01/2023	5,566,039
Crossings at Fleming Island Community Development District Special Assessment RB Refunding Senior Lien Series 2014 A-1 (BBB/NR)
2,000,000	4.000	05/01/2024	2,080,160
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
300,000	3.750	11/01/2023	298,155
730,000	4.500	11/01/2028	722,532
Deer Run Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)(f)
3,695,000	5.400	05/01/2039	3,562,239
Del Webb Bexley Community Development District Special Assessment Series 2018 (NR/NR)
1,675,000	5.300	05/01/2039	1,672,806
Downtown Doral South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
750,000	4.250	12/15/2028	735,075
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
700,000	3.750	05/01/2034	701,463
965,000	4.000	05/01/2037	975,190
Florida Development Finance Corp. Surface Transportation Facility RB for Brightline Passenger Rail Project Series 2017 (AMT) (NR/NR)(b)(e)(f)
2,800,000	5.625	01/01/2028	2,884,644
Florida Higher Educational Facilities Financial Authority RB for Jacksonville University Project Series 2018 A-1 (NR/NR)(f)
2,000,000	4.500	06/01/2033	2,033,720
250,000	4.750	06/01/2038	255,320
4,500,000	5.000	06/01/2048	4,642,965
Florida State Full Faith and Credit State Board of Education Public Education Capital Outlay Tax-Exempt Refunding Bonds Series 2015 E (AAA/Aaa)
2,990,000	5.000	06/01/2022	3,294,711
Florida State Municipal Power Agency RB Series 2009 A (A+/A2)(a)
1,000,000	6.250	10/01/2019	1,032,800
Flow Way Community Development District Special Assessment Bonds for Phase 6 Project Series 2017 (NR/NR)
200,000	4.000	11/01/2028	192,926
500,000	5.000	11/01/2038	509,695
Grand Bay at Doral Community Development District Special Assessment for South Parcel Assessment Area Project Series 2016 (NR/NR)
840,000	4.250	05/01/2026	844,418

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
$920,000	5.000%	11/15/2036	$ 966,267
Greater Orlando Aviation Authority Priority Subordinated Airport Facilities RB Series 2017 A (AMT) (A+/A1)
1,290,000	5.000	10/01/2047	1,424,379
Greater Orlando Aviation Authority RB Refunding Series 2012 A (AMT) (AA-/Aa3)
2,150,000	5.000	10/01/2021	2,310,605
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
280,000	3.375	05/01/2021	277,365
550,000	3.875	05/01/2026	535,898
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)(f)
265,000	4.000	05/01/2024	282,930
265,000	4.000	05/01/2025	282,840
140,000	4.000	05/01/2026	149,619
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (AA/NR)
215,000	4.000	05/01/2024	225,195
225,000	4.000	05/01/2025	236,311
235,000	4.000	05/01/2026	246,729
240,000	4.000	05/01/2027	252,533
250,000	4.000	05/01/2028	262,062
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
585,000	3.375	05/01/2023	603,427
605,000	3.500	05/01/2024	624,596
630,000	3.625	05/01/2025	650,318
650,000	3.750	05/01/2026	668,434
1,000,000	4.200	05/01/2031	1,048,070
1,000,000	4.350	05/01/2036	1,028,930
Highlands Community Development District Special Assessment Bonds for Assessment Areas 3B and 5 Project Series 2018 (NR/NR)(f)
330,000	4.000	12/15/2024	329,304
550,000	4.250	12/15/2029	543,350
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
1,225,000	4.250	05/01/2031	1,298,512
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Five Project Series 2017 (NR/NR)
200,000	4.250	11/01/2022	200,932
375,000	4.875	11/01/2027	380,816
880,000	5.375	11/01/2037	898,216
795,000	5.500	11/01/2047	808,277
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Six Project Series 2017 (NR/NR)
75,000	4.875	11/01/2027	76,163
335,000	5.500	11/01/2047	341,305
Hillcrest Community Development District Special Assessment Bonds for Capital Improvement Program Series 2018 (NR/NR)
790,000	4.000	11/01/2028	762,058
700,000	4.500	11/01/2038	655,410
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2017 A (NR/NR)(f)
1,175,000	4.500	05/01/2038	1,123,723
1,855,000	4.625	05/01/2048	1,756,629
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)(f)
510,000	3.650	05/01/2022	509,347
520,000	4.300	05/01/2027	514,592

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
$1,605,000	4.250%	05/01/2025	$ 1,612,768
1,675,000	4.875	05/01/2035	1,672,085
960,000	4.875	05/01/2045	928,829
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
425,000	4.000	05/01/2022	426,513
940,000	4.625	05/01/2027	953,263
1,000,000	5.250	05/01/2037	1,022,940
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project - Phase 1A Series 2018 (NR/NR)
350,000	3.900	05/01/2023	346,140
535,000	4.250	05/01/2028	519,319
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project - Phase 1B Series 2018 (NR/NR)(f)
1,570,000	4.350	05/01/2024	1,572,418
1,970,000	4.750	05/01/2029	1,976,718
2,250,000	5.300	05/01/2039	2,258,707
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
320,000	4.000	05/01/2021	321,584
230,000	4.250	05/01/2026	229,271
5,095,000	5.000	05/01/2036	5,070,951
5,055,000	5.125	05/01/2046	4,999,648
Landings at Miami Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
250,000	3.625	11/01/2023	245,667
560,000	4.125	11/01/2028	546,482
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)
330,000	3.500	05/01/2025	345,252
340,000	3.500	05/01/2026	354,056
Long Lake Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,480,000	5.000	05/01/2038	1,440,558
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
880,000	5.375	05/01/2030	880,502
McJunkin Parkland Community Development District Special Assessment Bond Series 2018 (NR/NR)(f)
1,000,000	4.750	11/01/2029	1,002,060
Meadow Pines Community Development District Special Assessment Refunding Bonds Senior Lien Series 2014 1 (A-/NR)
750,000	4.450	05/01/2030	796,313
Mediterranea Community Development District Special Assessment Refunding & Improvement Bonds for Area Two Project Series 2017 (NR/NR)
250,000	3.500	05/01/2023	247,317
Miami Special Obligation Non-Ad Valorem RB Refunding Series 2011 A (AGM) (AA/Aa3)(a)
2,700,000	6.000	02/01/2021	2,930,202
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A+/Aa3)(f)
9,500,000	5.000	03/01/2030	10,420,930
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
250,000	4.000	11/01/2023	252,195
250,000	4.750	11/01/2027	255,455
850,000	5.125	11/01/2039	861,687
2,350,000	5.250	11/01/2049	2,386,308

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Miami-Dade County Industrial Development Authority Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2018 A (AMT) (A-/NR)(b)
	(SIFMA Municipal Swap Index Yield + 0.80%),
$7,935,000	2.510%	11/01/2021	$ 7,935,079
Miromar Lakes Community Development District Capital Improvement RB Refunding Series 2015 (NR/NR)
345,000	3.500	05/01/2020	345,417
North Sumter County Utility Dependent District RB Series 2010 (AGM) (AA/A2)
1,250,000	5.375	10/01/2040	1,315,313
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2016 (NR/NR)
3,285,000	5.875	11/01/2037	3,454,342
3,500,000	6.000	11/01/2047	3,638,145
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
370,000	4.375	11/01/2023	370,333
640,000	4.875	11/01/2028	641,229
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (A/NR)
215,000	3.500	11/01/2025	224,017
225,000	3.500	11/01/2026	233,109
230,000	3.500	11/01/2027	237,052
240,000	3.500	11/01/2028	246,432
585,000	4.000	11/01/2033	610,114
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (A/NR)
520,000	2.500	05/01/2022	521,643
530,000	2.750	05/01/2023	536,048
350,000	3.750	05/01/2031	358,330
1,045,000	4.000	05/01/2036	1,068,293
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (BBB-/NR)
410,000	3.500	05/01/2021	409,004
300,000	4.000	05/01/2027	295,821
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (A-/NR)
350,000	4.250	05/01/2031	364,550
1,030,000	4.500	05/01/2038	1,066,987
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (BBB/NR)
265,000	4.000	05/01/2026	272,624
275,000	4.000	05/01/2027	281,848
285,000	4.125	05/01/2028	293,561
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (A-/NR)
450,000	4.000	05/01/2024	465,925
490,000	4.000	05/01/2026	506,018
530,000	4.000	05/01/2028	542,847
1,350,000	4.500	05/01/2031	1,432,418
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (A-/NR)
1,330,000	4.500	11/01/2033	1,350,043
Preserve at South Branch Community Development District Special Assessment Phase 1 Series 2018 (NR/NR)
275,000	4.750	11/01/2029	274,984
Randal Park Community Development District Randal Walk Special Assessment RB Series 2018 (NR/NR)(f)
150,000	4.100	05/01/2024	150,178
185,000	4.500	05/01/2029	185,507
Randal Park Community Development District Special Assessment RB Series 2015 (NR/NR)
630,000	4.250	11/01/2025	631,600

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB+/NR)
$890,000	4.000%	05/01/2035	$ 901,259
Sherwood Manor Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
250,000	4.000	11/01/2023	249,228
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (BBB/NR)
420,000	3.000	05/01/2023	423,049
435,000	3.250	05/01/2024	442,025
450,000	3.450	05/01/2025	459,234
465,000	3.625	05/01/2026	476,886
995,000	4.125	05/01/2036	1,006,502
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
475,000	4.000	05/01/2024	470,934
590,000	4.625	05/01/2029	568,135
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
350,000	2.500	11/01/2023	347,158
355,000	2.750	11/01/2024	353,854
370,000	3.000	11/01/2025	369,989
585,000	4.250	11/01/2037	599,069
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA-/WR)(a)
2,000,000	6.500	11/15/2019	2,079,360
Stonebrier Community Development District Special Assessment Refunding Series 2016 (A-/NR)
265,000	2.500	05/01/2023	263,135
270,000	2.500	05/01/2024	267,084
280,000	3.000	05/01/2025	283,416
290,000	3.000	05/01/2026	292,105
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (BBB+/NR)
190,000	2.500	05/01/2023	190,230
190,000	2.500	05/01/2024	188,495
200,000	3.000	05/01/2025	201,374
205,000	3.000	05/01/2026	204,994
1,135,000	3.500	05/01/2031	1,150,368
1,370,000	4.000	05/01/2036	1,404,962
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
120,000	3.625	05/01/2021	120,936
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (A+/NR)
205,000	3.000	05/01/2027	203,799
215,000	3.125	05/01/2028	214,563
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (AA/NR)
350,000	3.500	05/01/2032	348,142
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/NR)(f)
585,000	5.200	05/01/2028	588,966
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/NR)
300,000	4.625	05/01/2028	297,405
Toscana Isles Community Development District Special Assessment RB Series 2018 (NR/NR)
1,065,000	4.375	11/01/2023	1,065,948
2,005,000	5.000	11/01/2029	2,009,090
Touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
505,000	4.250	06/15/2028	496,501

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Town of Davie RB Refunding for Nova Southeastern University, Inc. Series 2018 (A-/Baa1)
$750,000	5.000%	04/01/2030	$ 864,397
650,000	5.000	04/01/2031	744,081
550,000	5.000	04/01/2033	623,013
Town of Palm Beach GO Bonds for Underground Utility Project Series 2018 (AAA/Aaa)
2,000,000	4.000	07/01/2043	2,093,360
7,000,000	4.000	07/01/2047	7,252,000
Trevesta Community Development District Special Assessment Area 1 Pase 2 Project Series 2018 (NR/NR)(f)
335,000	4.375	11/01/2024	334,983
500,000	5.250	11/01/2039	499,335
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2018 (NR/NR)
250,000	4.000	11/01/2024	248,705
495,000	4.500	11/01/2029	489,956
TSR Community Development District Special Assessment RB for Village 1 Project Series 2015 (NR/NR)
180,000	3.625	11/01/2020	179,694
530,000	4.375	11/01/2025	530,329
Turnbull Creek Community Development District Senior Special Assessment Refunding Bonds Series 2015 A-1 (A/NR)
1,000,000	4.250	05/01/2031	1,045,090
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (A/NR)
350,000	2.125	05/01/2022	346,493
360,000	2.250	05/01/2023	355,885
370,000	2.500	05/01/2024	367,799
375,000	2.625	05/01/2025	372,503
390,000	3.000	05/01/2026	394,091
400,000	3.125	05/01/2027	405,364
415,000	3.250	05/01/2028	420,403
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)(f)
500,000	4.000	05/01/2024	499,980
1,000,000	4.625	05/01/2029	986,620
1,000,000	5.000	05/01/2038	981,700
Veranda Community Development District II Special Assessment Area 1 Gardens East Project Series 2018 A (NR/NR)
325,000	4.000	11/01/2024	321,987
395,000	4.500	11/01/2029	392,302
Veranda Community Development District II Special Assessment Area 1 Preserve West Project Series 2018 A (NR/NR)
300,000	4.000	11/01/2024	297,219
375,000	4.500	11/01/2029	372,439
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
1,560,000	3.750	05/01/2026	1,510,298
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(f)
345,000	3.250	05/01/2024	351,424
360,000	3.500	05/01/2025	368,413
370,000	3.625	05/01/2026	380,675
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
610,000	4.750	11/01/2025	616,155
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (A+/NR)
500,000	4.250	05/01/2030	525,585

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Village Community Development District No. 12 Special Assessment RB Series 2018 (NR/NR)(f)
$1,000,000	3.250%	05/01/2023	$ 1,000,290
1,000,000	3.800	05/01/2028	999,180
2,000,000	4.000	05/01/2033	1,980,540
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (A-/NR)
355,000	4.000	05/01/2026	375,547
350,000	4.000	05/01/2027	368,743
355,000	4.000	05/01/2028	370,847
375,000	4.000	05/01/2029	389,805
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (BAM) (AA/NR)
1,945,000	3.500	05/01/2032	1,936,714
2,320,000	4.000	05/01/2037	2,342,852
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
220,000	2.750	11/01/2024	218,121
225,000	3.000	11/01/2025	223,618
230,000	3.200	11/01/2026	229,361
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
780,000	5.500	05/01/2034	816,161
925,000	5.750	05/01/2044	975,135
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
2,150,000	4.000	05/01/2031	2,210,458
Waterset Central Community Development District Special Assessment Bond Series 2018 (NR/NR)(f)
500,000	5.125	11/01/2038	490,205
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
2,365,000	5.500	11/01/2045	2,439,616
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
135,000	4.875	05/01/2036	134,289
250,000	5.000	05/01/2047	243,697
Wynnfield Lakes Community Development District Special Assessment Refunding Bonds Series 2014 (BBB+/NR)
1,460,000	4.500	05/01/2036	1,501,698

			242,732,710

Georgia – 1.3%
Atlanta Airport RB Refunding Series 2012 C (AMT) (AA-/Aa3)
1,250,000	5.000	01/01/2027	1,336,262
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2008 (A-/Baa1)(b)(e)
3,500,000	1.650	06/18/2021	3,382,365
Burke County Development Authority Pollution Control RB for Oglethorpe Power Corporation Vogtle Series 2017 F (A-/Baa1)(b)(e)
9,475,000	3.000	02/01/2023	9,399,389
City of Atlanta RB for Water & Wastewater Series 2018 B (AA-/Aa2)
4,750,000	3.500	11/01/2043	4,522,095
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (BBB-/NR)
700,000	5.000	03/01/2027	753,585
Main Street Natural Gas, Inc. Gas Supply RB Series 2018 A (NR/Aa2)(b)(e)
14,250,000	4.000	09/01/2023	15,011,093
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Series 2009 A (AA+/Aa2)(a)
4,075,000	5.250	07/01/2019	4,146,109

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Georgia – (continued)
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(d)
	(3 Mo. LIBOR + 0.65%),
$5,200,000	2.255%	10/01/2033	$ 4,814,940
Rockdale County Development Authority RB Refunding for Pratt Paper LLC Project Series 2018 (AMT) (NR/NR)(f)
1,275,000	4.000	01/01/2038	1,224,089

			44,589,927

Guam – 0.8%
Guam Government Business Privilege Tax RB Refunding Series 2015 D (BB/NR)
3,000,000	5.000	11/15/2022	3,221,940
Guam Government Business Privilege Tax RB Series 2012 B-1 (BB/NR)
2,980,000	5.000	01/01/2029	3,085,432
Guam Government Limited Obligation RB Section 30 Series 2009 A (NR/NR)(a)
850,000	5.625	12/01/2019	879,546
750,000	5.750	12/01/2019	776,918
Guam Government Limited Obligation RB Section 30 Series 2016 A (BB/NR)
2,755,000	5.000	12/01/2025	3,035,073
2,255,000	5.000	12/01/2026	2,490,197
2,000,000	5.000	12/01/2027	2,191,220
Guam Power Authority RB Refunding Series 2012 A (AGM) (AA/A2)
1,500,000	5.000	10/01/2024	1,638,255
Guam Power Authority RB Series 2014 A (AGM) (AA/A2)
325,000	5.000	10/01/2039	353,327
250,000	5.000	10/01/2044	271,107
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
1,030,000	5.000	01/01/2046	1,083,859
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
350,000	5.000	07/01/2025	389,501
525,000	5.000	07/01/2026	587,527
350,000	5.000	07/01/2027	393,488
370,000	5.000	07/01/2028	412,202
725,000	5.000	07/01/2029	803,750
700,000	5.000	07/01/2030	771,176
700,000	5.000	07/01/2031	767,417
700,000	5.000	07/01/2032	764,211
Port Authority of Guam Private Activity RB Series 2018 B (AMT) (A/Baa2)
400,000	5.000	07/01/2029	444,016
600,000	5.000	07/01/2031	658,944
250,000	5.000	07/01/2033	272,475
225,000	5.000	07/01/2034	244,109
425,000	5.000	07/01/2036	456,909

			25,992,599

Hawaii – 0.3%
City & County Honolulu RB for Wastewater System Series 2018 A (AA/Aa2)
3,000,000	4.000	07/01/2042	3,091,500
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2017 B (AMT) (A-/Baa2)
5,025,000	4.000	03/01/2037	4,973,544
Hawaii State GO Bonds Series 2013 EH (NR/NR)(a)
1,275,000	5.000	08/01/2023	1,440,316

			9,505,360

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Idaho – 0.4%
Nez Perce County PCRB Refunding for Potlatch Corp. Project Series 2016 (BBB-/Baa3)
$2,000,000	2.750%	10/01/2024	$ 1,951,620
State of Idaho GO Bonds Series 2018 (SP-1+/MIG1)
11,005,000	4.000	06/28/2019	11,124,404

			13,076,024

Illinois – 13.2%
Chicago Board of Education GO Bonds for Build America Bonds Series 2009 E (B+/B2)
555,000	5.382	12/01/2023	551,481
2,250,000	5.482	12/01/2024	2,231,100
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (A/NR)
3,550,000	6.000	04/01/2046	4,033,510
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2017 (A/NR)
760,000	5.000	04/01/2034	813,436
575,000	5.000	04/01/2035	613,347
525,000	5.000	04/01/2036	559,251
490,000	5.000	04/01/2037	520,909
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (B+/Baa2)(c)
2,015,000	0.000	12/01/2026	1,472,985
2,880,000	0.000	12/01/2029	1,824,048
2,515,000	0.000	12/01/2030	1,513,401
Chicago Illinois Board of Education GO Bonds Capital Appreciation Series 2009 C (BBB+/Ba1)(c)
510,000	0.000	01/01/2031	302,945
Chicago Illinois Board of Education GO Bonds Series 2015 C (B+/NR)
2,500,000	6.000	12/01/2035	2,680,575
Chicago Illinois Board of Education GO Refunding Bonds Series 1999 A (NATL-RE) (B+/Baa2)(c)
3,395,000	0.000	12/01/2023	2,843,822
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Revenues Series 2012 A (B+/B2)
4,785,000	5.000	12/01/2042	4,784,809
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (B+/B2)
2,300,000	6.038	12/01/2029	2,248,756
2,500,000	6.138	12/01/2039	2,375,500
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (B+/NR)
5,160,000	7.000	12/01/2044	5,846,641
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (B+/NR)
7,125,000	6.500	12/01/2046	7,928,985
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (AA/NR)
1,825,000	5.000	12/01/2025	2,039,182
2,190,000	5.000	12/01/2026	2,468,415
2,375,000	5.000	12/01/2027	2,694,247
7,445,000	5.000	12/01/2028	8,487,002
700,000	5.000	12/01/2030	782,922
1,800,000	5.000	12/01/2031	2,006,856
1,000,000	5.000	12/01/2032	1,111,400
2,000,000	5.000	12/01/2033	2,214,020
600,000	5.000	12/01/2034	661,590
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 C (AGM) (AA/NR)
5,000,000	5.000	12/01/2027	5,618,600
5,230,000	5.000	12/01/2028	5,900,748
5,500,000	5.000	12/01/2029	6,171,055
4,690,000	5.000	12/01/2030	5,245,577

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (BBB+/Ba1)(c)
$750,000	0.000%	01/01/2032	$ 422,257
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
300,000	5.500	01/01/2037	314,805
2,720,000	5.500	01/01/2040	2,839,734
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
1,500,000	5.250	01/01/2033	1,559,340
630,000	5.000	01/01/2034	647,067
490,000	5.000	01/01/2036	501,069
Chicago Illinois GO Bonds Project Refunding Series 2017 A (BBB+/NR)
3,375,000	6.000	01/01/2038	3,754,856
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
650,000	5.000	01/01/2040	656,994
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
150,000	5.000	01/01/2034	152,457
Chicago Illinois GO Bonds Series 2010 B (BBB+/Ba1)
1,120,000	7.517	01/01/2040	1,227,598
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
1,320,000	5.500	01/01/2039	1,380,918
Chicago Illinois GO Bonds Series 2015 B (BBB+/NR)
9,543,000	7.375	01/01/2033	10,493,006
Chicago Illinois GO Refunding Bonds Capital Appreciation Series 2007 C (NATL-RE) (BBB+/Baa2)
4,405,000	5.000	01/01/2030	4,416,893
Chicago Illinois GO Refunding Bonds for Taxable Project Series 2014 B (BBB+/Ba1)
5,650,000	6.314	01/01/2044	5,565,815
Chicago Illinois GO Refunding Bonds Series 2009 C (BBB+/Ba1)
805,000	5.000	01/01/2040	805,547
Chicago Illinois GO Refunding Bonds Series 2012 B (BBB+/Ba1)
2,650,000	5.432	01/01/2042	2,349,198
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
2,545,000	5.000	01/01/2024	2,694,621
4,435,000	5.000	01/01/2025	4,725,226
4,700,000	5.000	01/01/2038	4,833,997
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2013 A (AMT) (A/A3)
2,500,000	5.500	01/01/2029	2,750,425
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2012 A (AMT) (A/A2)
4,550,000	5.000	01/01/2020	4,675,080
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2015 A (AMT) (A/NR)
2,095,000	5.000	01/01/2023	2,288,746
4,740,000	5.000	01/01/2024	5,257,892
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 C (A/NR)
9,105,000	5.000	01/01/2037	10,046,821
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 D (A/NR)
3,000,000	5.250	01/01/2035	3,430,770
Chicago Illinois Sales Tax Refunding Series 2002 (ETM) (BBB-/NR)(a)
1,000,000	5.000	01/01/2025	1,159,490
Chicago Illinois Tax Increment Allocation RB Refunding for Pilsen Redevelopment Project Series 2014 A (A/NR)
1,135,000	5.000	06/01/2020	1,173,431
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (AA/NR)
475,000	5.250	01/01/2042	525,550
1,330,000	4.000	01/01/2052	1,332,713

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2000 (A/Baa2)
$600,000	5.000%	11/01/2029	$ 673,794
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (A/NR)
1,500,000	5.000	11/01/2026	1,714,605
Cook County High School District No. 209 Proviso Township GO Bonds Limited Tax School Series 2018 B (AGM) (AA/NR)
9,600,000	5.500	12/01/2036	11,231,040
Cook County School District No. 95 GO Refunding Bonds for Brookfield-Lagrange Park Project Series 2017 A (NR/Aa2)
840,000	4.000	12/01/2023	897,565
Illinois Finance Authority RB for Cook County School District No. 73 East Prairie Series 2018 (BAM) (AA/A1)
2,325,000	4.000	12/01/2036	2,393,518
1,420,000	4.000	12/01/2037	1,456,395
4,230,000	4.000	12/01/2042	4,274,161
Illinois Finance Authority RB for Cook County School District No. 95 Brookfield Series 2018 (NR/Aa2)
500,000	4.000	12/01/2038	509,760
400,000	4.000	12/01/2040	406,292
1,085,000	4.000	12/01/2042	1,097,966
Illinois Finance Authority RB for Northwestern Memorial Healthcare Obligation Group Series 2007 A-4 (AA+/Aa2)(b)(e)
1,810,000	1.630	01/01/2019	1,810,000
Illinois Finance Authority RB Refunding for Edward Elmhurst Healthcare Obligation Group Series 2018 A (A/NR)
4,000,000	4.250	01/01/2044	4,029,760
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
1,425,000	4.000	05/15/2027	1,431,370
Illinois Finance Authority RB Refunding for University of Chicago Series 2018 A (AA-/Aa2)
2,100,000	5.000	10/01/2041	2,370,858
Illinois Sales Tax Securitization Corp. RB Refunding Series 2018 C (AA-/NR)
10,685,000	5.000	01/01/2026	11,974,145
8,170,000	5.000	01/01/2027	9,237,002
15,355,000	5.000	01/01/2028	17,461,859
11,790,000	5.000	01/01/2029	13,495,306
Illinois Sports Facilities Authority Refunding Bonds Series 2014 (AGM) (AA/NR)
4,160,000	5.000	06/15/2027	4,551,290
Illinois State GO Bonds for Build America Bonds Series 2010-5 (BBB-/Baa3)
1,780,000	7.350	07/01/2035	1,973,005
Illinois State GO Bonds Pension Funding Series 2003 (BBB-/Baa3)
4,165,000	5.100	06/01/2033	3,971,036
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
5,000,000	5.500	07/01/2024	5,414,700
5,500,000	5.250	07/01/2028	5,796,450
5,120,000	5.500	07/01/2038	5,355,878
Illinois State GO Bonds Series 2017 A (BBB-/Baa3)
375,000	4.500	12/01/2041	360,968
Illinois State GO Bonds Series 2017 B (BBB-/Baa3)
10,000,000	5.000	11/01/2019	10,205,700
Illinois State GO Bonds Series 2017 C (BBB-/Baa3)
12,830,000	5.000	11/01/2029	13,618,788
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
41,500,000	5.000	11/01/2024	44,280,500
2,000,000	5.000	11/01/2025	2,138,080
2,995,000	5.000	11/01/2027	3,215,761
600,000	5.000	11/01/2028	640,542

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Illinois State GO Bonds Series 2018 A (BBB-/Baa3)
$16,375,000	5.000%		05/01/2031	$ 17,260,069
1,760,000	5.000		05/01/2042	1,810,107
1,760,000	5.000		05/01/2043	1,808,770
Illinois State GO Refunding Bonds Series 2016 (AGM) (AA/A2)
3,950,000	4.000		02/01/2030	4,107,605
1,185,000	4.000		02/01/2031	1,225,503
Illinois State Sales Tax RB Junior Obligation Series 2016 A (BBB/NR)
1,475,000	5.000		06/15/2022	1,568,486
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 C (BBB/NR)
675,000	4.000		06/15/2021	692,914
2,875,000	5.000		06/15/2022	3,057,218
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 D (BBB/NR)
3,185,000	4.000		06/15/2021	3,269,530
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL-RE) (BBB/Baa2)(c)
5,535,000	0.000		12/15/2032	2,995,542
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (BBB/Baa2)(c)
2,685,000	0.000		12/15/2031	1,526,208
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (BBB/NR)
1,555,000	5.700		06/15/2024	1,708,867
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (NR/NR)(a)
460,000	5.700		06/15/2022	521,088
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2012 B (ST APPROP) (BBB/NR)
4,390,000	5.000		12/15/2028	4,541,499
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (BBB/NR)
2,000,000	5.000		12/15/2028	2,166,400
300,000	5.000		12/15/2032	319,587
600,000	5.000		12/15/2033	636,408
500,000	5.000		12/15/2034	528,045
1,260,000	0.000	(g)	12/15/2037	690,543
3,500,000	0.000	(g)	12/15/2042	1,919,295
3,850,000	0.000	(g)	12/15/2047	2,105,835
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (BBB+/NR)(a)
1,125,000	6.000		06/01/2021	1,232,336
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (AA/NR)(c)
6,000,000	0.000		12/01/2025	4,769,100
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
4,000,000	3.500		03/01/2030	4,044,160
State of Illinois GO Bonds Series 2010-1 (BBB-/Baa3)
635,000	6.630		02/01/2035	675,221
State of Illinois GO Bonds Series 2012 A (BBB-/Baa3)
300,000	5.000		01/01/2034	304,914
State of Illinois GO Bonds Series 2014 (BBB-/Baa3)
570,000	5.000		02/01/2024	605,084
State of Illinois GO Bonds Series 2017 D (BBB-/Baa3)
1,850,000	3.250		11/01/2026	1,738,501
4,450,000	5.000		11/01/2026	4,771,023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
State of Illinois GO Refunding Bonds Series 2018 A (BBB-/Baa3)
$500,000	5.000%	10/01/2028	$ 536,650
Village of Hillside Illinois Tax Increment RB Refunding Series 2018 (NR/NR)
1,150,000	5.000	01/01/2024	1,179,348
2,690,000	5.000	01/01/2030	2,702,320
Village of Romeoville RB Refunding for Lewis University Series 2018 B (BBB+/NR)
210,000	4.125	10/01/2041	201,449
420,000	4.125	10/01/2046	397,068

			436,134,218

Indiana – 0.2%
City of Whiting Environmental Facilities RB for BP Products North America, Inc. Project Series 2015 (AMT) (A-/A1)(b)(e)
3,000,000	5.000	11/01/2022	3,256,050
Indiana Finance Authority RB Refunding for Parkview Health System Obligation Group Series 2018 C (AA-/Aa3)(b)
	(SIFMA Municipal Swap Index Yield + 0.55%),
3,940,000	2.260	11/01/2023	3,940,000
Jasper County PCRB Refunding for Northern Indiana Public Service Co. Project RMKT 08/25/08 Series 1994 C (NATL-RE) (BBB+/Baa1)
650,000	5.850	04/01/2019	655,746

			7,851,796

Iowa – 0.0%
Coralville Iowa COPS Series 2016 E (BB/NR)
300,000	4.000	06/01/2019	300,264
460,000	4.000	06/01/2020	461,053
500,000	4.000	06/01/2021	501,585

			1,262,902

Kentucky – 2.4%
Kentucky Asset Liability Commission General Fund RB Refunding for Floating Rate Project Notes Series 2007 A (NATL-RE) (A-/A1)(d)
	(3 Mo. LIBOR + 0.53%),
5,905,000	2.233	11/01/2027	5,760,445
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (AA/A2)
1,200,000	4.000	06/01/2037	1,217,112
400,000	4.000	06/01/2045	402,832
Kentucky Public Energy Authority Gas Supply RB Series 2018 B (NR/A1)(b)(e)
25,000,000	4.000	01/01/2025	26,428,250
Kentucky Public Energy Authority Gas Supply RB Series 2018 C-1 (A/A3)(b)(e)
16,000,000	4.000	06/01/2025	16,780,160
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2016 A (A-/NR)
2,000,000	4.000	10/01/2034	2,026,520
Louisville & Jefferson County Metropolitan Government PCRB for Louisville Gas & Electric Company Project Series 2001 B (AMT) (A/A1)(b)(e)
3,080,000	2.550	05/03/2021	3,092,474
Louisville & Jefferson County Metropolitan Sewer District RB Refunding for Kentucky Sewer & Drainage System Series 2018 (SP-1+/MIG1)
10,000,000	4.000	11/01/2019	10,166,200

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Kentucky – (continued)
Louisville & Jefferson County Metropolitan Sewer District RB Refunding for Kentucky Sewer & Drainage System Series 2018 A (AA/Aa3)
$10,000,000	4.000%	05/15/2038	$ 10,469,300
University of Kentucky General Receipts Refunding Bonds Series 2015 A (AA/Aa2)
3,260,000	4.000	04/01/2026	3,576,579

			79,919,872

Louisiana – 1.2%
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AA/A2)(a)
1,230,000	5.250	08/01/2019	1,254,625
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for Westlake Chemical Corp. Projects Series 2017 (BBB/Baa2)
9,000,000	3.500	11/01/2032	8,534,430
Louisiana Local Government Environmental Facilities & Community Development Authority Subordinate Lien RB for East Baton Rouge Sewerage Commission Projects Series 2014 A (A+/A1)
6,250,000	4.375	02/01/2039	6,520,000
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Southeastern Louisiana Student Series 2004 B (NATL-RE) (NR/A3)(e)
2,925,000	2.993	08/01/2034	2,746,136
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. - Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
900,000	2.750	10/01/2023	918,090
670,000	5.000	10/01/2023	750,206
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A/A2)
2,125,000	3.375	09/01/2028	2,106,767
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A/A2)
1,625,000	3.500	06/01/2030	1,602,380
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A-/A3)
3,695,000	4.000	05/15/2042	3,683,730
3,000,000	5.000	05/15/2046	3,209,190
New Orleans Aviation Board GARBs Series 2015 B (AMT) (A-/A3)
3,750,000	5.000	01/01/2034	4,070,775
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2017 B (AMT) (A-/A3)
1,000,000	5.000	01/01/2048	1,084,930
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AA/A3)(a)
1,350,000	6.000	01/01/2019	1,350,000
Port of New Orleans Board of Commissioners RB Refunding Series 2013 B (AMT) (A-/A3)
500,000	5.000	04/01/2030	538,930

			38,370,189

Maine – 0.8%
Maine Turnpike Authority RB Refunding Series 2015 (AA-/Aa3)
1,565,000	5.000	07/01/2026	1,808,342
State of Maine GO Bonds Series 2018 D (AA/Aa2)
9,765,000	5.000	06/01/2024	11,233,168
10,470,000	5.000	06/01/2025	12,261,626

			25,303,136

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Maryland – 1.0%
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
$425,000	4.000%	09/01/2027	$ 432,331
650,000	4.500	09/01/2033	661,642
City of Annapolis GO Refunding Bonds for Public Improvements Series 2015 B (AA+/Aa2)
1,725,000	4.000	08/01/2027	1,939,211
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (ASSURED GTY) (AA/NR)
80,000	5.600	07/01/2020	80,242
555,000	5.700	07/01/2029	563,214
Maryland State Economic Development Corporation Student Housing RB Refunding for University of Maryland College Park Projects Series 2016 (AGM) (AA/A2)
600,000	4.000	06/01/2020	617,028
Maryland State GO Bonds for State & Local Facilities Loan Second Series 2014 B (AAA/Aaa)(a)
15,900,000	5.000	08/01/2022	17,602,731
Maryland State GO Bonds for State & Local Facilities Loan Series 2013 B (AAA/Aaa)
10,000,000	5.000	03/15/2025	11,721,700

			33,618,099

Massachusetts – 2.0%
Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2018 Series 2018 A (AA/Aa1)
10,000,000	5.000	01/01/2048	11,330,300
Massachusetts Development Finance Agency RB for Harvard University Series 2010 B-2 (AAA/Aaa)(a)
5,000,000	5.250	02/01/2021	5,350,200
Massachusetts Development Finance Agency RB for Harvard University Series 2016 A (AAA/Aaa)
5,000,000	5.000	07/15/2036	6,339,950
16,500,000	5.000	07/15/2040	21,095,910
Massachusetts Development Finance Agency RB for Linden Ponds, Inc. Series 2018 (BB/NR)(f)
2,000,000	4.000	11/15/2023	2,014,900
1,200,000	5.000	11/15/2028	1,271,856
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE) (AA/Aa1)(d)
	(3 Mo. LIBOR + 0.57%),
4,825,000	2.273	05/01/2037	4,670,262
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (FGIC) (AA+/Aa1)(d)
	(3 Mo. LIBOR + 0.57%),
5,000,000	2.273	05/01/2037	4,839,650
Massachusetts State GO Bonds Consolidated Loan Series 2018 D (AA/Aa1)
7,500,000	4.000	05/01/2039	7,729,575

			64,642,603

Michigan – 1.9%
City of Detroit Financial Recovery Series 2014 B-1 (NR/NR)(e)
13,203,183	4.000	04/01/2034	11,447,688
City of Detroit Financial Recovery Series 2014 B-2 (NR/NR)(e)
331,114	4.000	04/01/2034	283,970
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (AA/NR)
1,075,000	5.000	07/01/2026	1,184,306
1,130,000	5.000	07/01/2027	1,240,096
1,000,000	5.000	07/01/2028	1,093,200
1,000,000	5.000	07/01/2029	1,089,510
3,435,000	5.000	07/01/2033	3,694,068
3,330,000	5.000	07/01/2036	3,550,279

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (A/NR)
$1,000,000	3.875%	10/01/2023	$ 1,041,090
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 D-4 (AA-/A2)
1,000,000	5.000	07/01/2034	1,094,250
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (NATL-RE) (A+/A3)
650,000	5.000	07/01/2036	705,113
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-1 (A+/A2)
1,000,000	5.000	07/01/2044	1,067,940
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A2)
325,000	5.000	07/01/2032	359,086
250,000	5.000	07/01/2033	275,553
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Second Lien Series 2015 C (A/A3)
1,945,000	5.000	07/01/2033	2,154,846
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2014 D-1 (AGM) (AA/A2)
400,000	5.000	07/01/2035	440,672
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (AA-/A2)
1,000,000	5.000	07/01/2029	1,126,020
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (AGM) (AA/A2)
15,000,000	4.250	12/31/2038	15,121,650
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project Series 1995 CC (A/Aa3)(b)(e)
1,115,000	1.450	09/01/2021	1,071,928
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(c)
9,500,000	0.000	06/01/2052	434,435
Warren Consolidated School District Unlimited Tax GO Refunding Bonds for School Building and Site Bonds Series 2016 (Q-SBLF) (AA/NR)
1,145,000	5.000	05/01/2025	1,315,147
1,215,000	5.000	05/01/2026	1,414,539
3,705,000	5.000	05/01/2027	4,241,484
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2015 B (Q-SBLF) (AA/NR)
2,160,000	5.000	05/01/2022	2,346,473
Wayne County Airport Authority RB for Detroit Metropolitan Wayne County Airport Series 2017 B (AMT) (A/A2)
400,000	5.000	12/01/2033	451,460
1,065,000	5.000	12/01/2034	1,196,762
650,000	5.000	12/01/2035	728,292
800,000	5.000	12/01/2036	893,104
880,000	5.000	12/01/2037	977,434

			62,040,395

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Minnesota – 0.1%
Duluth Economic Development Authority Health Care Facilities RB Refunding for Essentia Health Obligated Group Series 2018 A (A-/NR)
$1,535,000	4.250%	02/15/2048	$ 1,529,842
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (BBB-/NR)
500,000	5.000	05/01/2047	525,685
Minnesota State Trunk Highway GO Refunding Bonds Series 2017 E (AAA/Aa1)
1,680,000	3.000	10/01/2029	1,717,666

			3,773,193

Mississippi – 0.9%
County of Warren RB Refunding for International Paper Co. Series 2018 (BBB/Baa2)(b)(e)
2,700,000	2.900	09/01/2023	2,705,805
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development RB for Chevron USA, Inc. Series 2007 B (AA/Aa2)(b)(e)
3,040,000	1.660	01/01/2019	3,040,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development RB for Chevron USA, Inc. Series 2007 E (AA/Aa2)(b)(e)
9,215,000	1.660	01/01/2019	9,215,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development RB for Chevron USA, Inc. Series 2009 E (AA/Aa2)(b)(e)
4,330,000	1.660	01/01/2019	4,330,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development RB for Chevron USA, Inc. Series 2010 L (AA/Aa2)(b)(e)
3,925,000	1.660	01/01/2019	3,925,000
Mississippi Business Finance Corp. RB for Mississippi Power Co. Project First Series 2010 (A-/NR)(b)(e)
4,120,000	2.750	12/09/2021	4,123,420
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (AA/A1)(a)
1,095,000	5.375	10/01/2019	1,124,280
Mississippi State GO Bonds Series 2015 F (AA/Aa2)
1,000,000	4.000	11/01/2035	1,039,960

			29,503,465

Missouri – 0.2%
Branson IDA Tax Increment RB Refunding for Branson Shoppes Redevelopment Project Series 2017 A (NR/NR)
400,000	3.000	11/01/2019	400,608
400,000	3.000	11/01/2020	399,988
350,000	3.000	11/01/2021	348,204
350,000	4.000	11/01/2022	357,718
Missouri Health & Educational Facilities Authority RB for Kansas City Art Institute Series 2018 (A-/NR)
800,000	5.000	09/01/2038	886,536
Missouri Health & Educational Facilities Authority RB Series 2000 B (AA+/Aa1)(b)(e)
2,900,000	1.700	01/01/2019	2,900,000
St. Louis IDA Financing RB Refunding for Ballpark Village Development Project Series 2017 A (NR/NR)
1,405,000	4.375	11/15/2035	1,415,636

			6,708,690

Montana – 0.0%
City of Billings RB for Sewer System Series 2017 (AA+/Aa3)
575,000	5.000	07/01/2029	686,343

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Nevada – 0.2%
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR)
$50,000	3.000%	06/01/2019	$ 50,088
100,000	3.000	06/01/2020	100,342
135,000	3.000	06/01/2021	135,185
245,000	3.000	06/01/2022	243,973
Henderson Nevada Local Improvement District No. T-18 (Inspirada) Special Assessment Refunding Limited Obligation Series 2016 (NR/NR)
1,285,000	4.000	09/01/2025	1,311,330
State of Nevada GO Refunding Bonds for Capital Improvements & Cultural Affairs Series 2015 B (AA/Aa2)
5,000,000	5.000	11/01/2026	5,800,200

			7,641,118

New Hampshire – 0.3%
New Hampshire Business Finance Authority RB Refunding for United Illuminating Co. (The) Series 2003 A (A-/Baa1)(b)(e)
2,695,000	2.800	10/02/2023	2,715,266
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2018 A (AMT) (A-/NR)(b)
(SIFMA Municipal Swap Index Yield + 0.75%),
7,400,000	2.460	10/01/2021	7,380,316

			10,095,582

New Jersey – 5.3%
Atlantic City New Jersey Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
300,000	5.000	03/01/2024	334,401
250,000	5.000	03/01/2026	286,153
Borough of Stone Harbor GO Bonds Series 2018 (AA/NR)
1,345,000	4.000	11/01/2026	1,477,967
Garden State Preservation Trust Capital Appreciation RB Series 2003 B (AGM) (AA/A2)(c)
2,560,000	0.000	11/01/2021	2,401,715
New Jersey Economic Development Authority RB for Provident Group - Kean Properties L.L.C. - Kean University Student Housing Project Series 2017 A (BBB-/NR)
500,000	5.000	07/01/2032	538,175
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 AA (BBB+/Baa1)
1,315,000	5.500	12/15/2029	1,333,528
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (BBB+/Baa1)(a)
360,000	5.000	09/01/2019	367,362
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (BBB+/Baa1)
4,000,000	5.500	06/15/2033	4,462,720
New Jersey Economic Development Authority RB for School Facilities Construction Series 2018 EEE (BBB+/Baa1)
5,805,000	5.000	06/15/2028	6,520,234
10,295,000	5.000	06/15/2029	11,518,664
New Jersey Economic Development Authority RB Refunding for Port Newark Container Terminal LLC Project Series 2017 (AMT) (NR/Ba1)
4,325,000	5.000	10/01/2047	4,546,656
New Jersey Economic Development Authority RB Refunding for Provident Group - Montclair Properties L.L.C. - Montclair University Student Housing Project Series 2017 (AGM) (AA/A2)
1,300,000	5.000	06/01/2042	1,418,209
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Bonds Series 2009 AA (NR/Baa1)(a)
2,685,000	5.500	06/15/2019	2,730,135

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2018 FFF (BBB+/Baa1)
$9,340,000	5.000%	06/15/2029	$ 10,450,152
New Jersey Economic Development Authority RB Refunding for The Seeing Eye, Inc.-2017 Project Series 2017 (A/NR)
785,000	3.000	06/01/2032	756,324
1,545,000	5.000	06/01/2032	1,790,253
New Jersey Economic Development Authority State Lease RB for Juvenile Justice Commission Facilities Project Series 2018 C (BBB+/Baa1)
5,380,000	5.000	06/15/2037	5,727,118
New Jersey Educational Facilities Authority RB Refunding for Princeton University Series 2017 I (AAA/Aaa)
2,675,000	5.000	07/01/2033	3,172,711
New Jersey Educational Facilities Authority RB Refunding for The College of New Jersey Series 2016 F (A/A2)
1,250,000	3.000	07/01/2040	1,099,125
New Jersey State Turnpike Authority RB Refunding Series 2017 C-5 (A+/A2)(b) (1 Mo. LIBOR + 0.46%),
5,000,000	2.104	01/01/2021	5,000,000
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(c)
24,175,000	0.000	12/15/2035	11,484,092
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(c)
9,735,000	0.000	12/15/2026	7,194,652
3,085,000	0.000	12/15/2029	1,963,325
1,155,000	0.000	12/15/2031	660,706
5,000,000	0.000	12/15/2036	2,206,350
1,495,000	0.000	12/15/2037	624,491
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
755,000	5.000	06/15/2046	792,282
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB+/Baa1)(c)
10,000,000	0.000	12/15/2031	5,867,300
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (AMBAC) (BBB+/Baa1)
1,385,000	5.250	12/15/2022	1,519,733
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (BBB+/Baa1)
2,535,000	5.000	06/15/2020	2,630,189
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (BBB+/Baa1)(c)
25,925,000	0.000	12/15/2036	11,439,925
12,000,000	0.000	12/15/2037	5,012,640
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (BBB+/Baa1)(c)
15,000,000	0.000	12/15/2038	5,925,750
15,000,000	0.000	12/15/2039	5,610,000
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (BBB+/Baa1)
6,515,000	5.500	06/15/2041	6,826,091
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 B (BBB+/Baa1)
1,000,000	5.000	06/15/2042	1,034,910
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (A+/Baa1)
2,290,000	5.000	06/15/2030	2,527,725
1,825,000	5.000	06/15/2031	2,005,638

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (BBB+/Baa1)
$2,770,000	4.000%	12/15/2031	$ 2,764,405
2,000,000	5.000	12/15/2032	2,192,060
3,320,000	5.000	12/15/2033	3,618,734
7,775,000	5.000	12/15/2034	8,434,475
2,770,000	5.000	12/15/2035	2,995,478
3,455,000	5.000	12/15/2036	3,718,616
2,410,000	4.250	12/15/2038	2,400,312
South Jersey Port Corp. RB Refunding for Marine Terminal Series 2012 R (AMT) (BBB-/Baa1)
1,670,000	4.000	01/01/2023	1,733,059
730,000	4.000	01/01/2024	754,506
Tobacco Settlement Financing Corp. RB Series 2018 B (BBB/NR)
2,000,000	5.000	06/01/2046	2,015,440
Tobacco Settlement Financing Corp. RB Series 2018 B (BBB+/NR)
2,575,000	3.200	06/01/2027	2,574,949
Township of Rockaway GO Bonds Series 2017 (ST AID WITHHLDG) (NR/Aa1)
1,535,000	2.000	07/15/2022	1,535,522

			175,994,957

New Mexico – 0.1%
Farmington City PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 A (BBB+/Baa2)(b)(e)
1,200,000	5.200	06/01/2020	1,238,700
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
2,500,000	5.900	06/01/2040	2,615,300

			3,854,000

New York – 5.0%
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BBB-/Baa3)
200,000	5.875	04/01/2042	204,442
City of New Rochelle Corp. for Local Development RB for Iona College Project Series 2015 A (BBB/Baa2)
325,000	5.000	07/01/2025	363,912
335,000	5.000	07/01/2026	374,061
425,000	5.000	07/01/2027	473,493
County of Suffolk GO Bonds Series 2018 (SP-1/NR)
16,000,000	5.000	07/24/2019	16,236,480
Freddie Mac Multifamily ML Certificates RB Pass Through Series 2017 (AAA/Aaa)(d)(f)
	(1 Mo. LIBOR + 0.50%),
7,281,938	3.022	01/25/2033	7,230,573
Long Island Power Authority RB Refunding Series 2014 C (A-/A3)(b)
	(1 Mo. LIBOR + 0.75%),
9,000,000	2.394	10/01/2023	8,995,950
Metropolitan Transportation Authority RB Refunding RMKT 11/01/16 Subseries 2012 G-3 (A/A1)(b)
	(1 Mo. LIBOR + 0.70%),
5,000,000	2.274	02/01/2020	4,999,000
Metropolitan Transportation Authority RB Refunding Subseries 2012 G-4 (A/A1)(b)
	(1 Mo. LIBOR + 0.55%),
7,600,000	2.124	11/01/2022	7,559,720
Metropolitan Transportation Authority RB Series 2011 B (A/A1)(b)
	(1 Mo. LIBOR + 0.55%),
7,510,000	2.120	11/01/2022	7,470,197
New York City GO Bonds Fiscal 2014 Series D Subseries D-3 (AA/Aa2)(b)(e)
1,885,000	1.720	01/01/2019	1,885,000

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York City Housing Development Corp. Multi-Family RB for Sustainable Neighborhood Series 2018 L-1 (AA+/Aa2)(b)(e)
$3,500,000	2.750%	12/29/2023	$ 3,507,700
New York City Municipal Water Finance Authority RB for Water & Sewer System General Resolution Fiscal 2009 Series FF-2 (AA+/Aa1)
9,210,000	5.500	06/15/2040	9,359,386
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2014 Series AA Subseries AA1 (AA+/Aa1)(b)(e)
4,120,000	1.720	01/01/2019	4,120,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2002 Subseries C2 (AAA/Aaa)(b)(e)
1,660,000	1.730	01/01/2019	1,660,000
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (BBB-/NR)
4,840,000	3.500	02/15/2048	4,830,175
New York Liberty Development Corporation RB for 3 World Trade Center Project Series 2014 (NR/NR)(f)
515,000	5.150	11/15/2034	542,367
2,825,000	5.000	11/15/2044	2,898,422
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 A (AA+/Aa1)
1,400,000	5.000	02/15/2027	1,660,540
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 D (AA+/Aa1)
6,190,000	5.000	02/15/2027	7,341,959
New York State Dormitory Authority RB Refunding for Bidding Group 1 Series 2018 C (AA+/Aa1)
25,000,000	5.000	03/15/2024	28,659,250
5,275,000	5.000	03/15/2026	6,261,108
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A-/A2)(e)
5,350,000	3.173	07/01/2034	5,350,000
New York State Urban Development Corp. General Purpose Personal Income Tax RB Series 2014 A (AA+/Aa1)
5,000,000	5.000	03/15/2031	5,624,000
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (BBB-/Baa3)
1,700,000	5.000	01/01/2033	1,888,377
1,200,000	5.000	01/01/2034	1,327,140
8,560,000	4.000	01/01/2036	8,549,471
2,450,000	5.000	01/01/2036	2,689,831
New York Transportation Development Corp. RB for Laguardia Gateway Partners LLC Series 2016 A (AMT) (AGM) (AA/A2)
1,500,000	4.000	07/01/2046	1,492,560
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (NR/Baa3)
700,000	5.000	07/01/2041	737,751
1,875,000	5.250	01/01/2050	1,992,431
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2016 (AMT) (BB-/NR)
3,265,000	5.000	08/01/2021	3,440,690
2,250,000	5.000	08/01/2031	2,329,627
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (NR/Baa3)
2,075,000	5.000	07/01/2046	2,181,655

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB-/Baa2)
$1,000,000	5.000%	11/01/2023	$ 1,107,720
1,000,000	5.000	11/01/2024	1,123,220

			166,468,208

North Carolina – 1.5%
Charlotte North Carolina Water and Sewer System RB Series 2009 B (AAA/Aaa)
2,000,000	5.000	07/01/2038	2,085,500
County of Mecklenburg GO Bonds for Public Improvement Series 2018 (AAA/Aaa)
5,250,000	5.000	03/01/2029	6,385,680
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2014 A (AA+/Aa1)
38,115,000	5.000	10/01/2041	40,733,501
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ETM) (ASSURED GTY) (AA/WR)(a)
100,000	6.000	01/01/2019	100,000
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
620,000	4.000	09/01/2025	624,811

			49,929,492

Ohio – 2.7%
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 1st Subordinate Series 2007 B (BBB+/NR)(c)
53,450,000	0.000	06/01/2047	3,018,321
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 2nd Subordinate Series 2007 C (NR/NR)(c)
132,000,000	0.000	06/01/2052	3,561,360
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
1,000,000	6.500	06/01/2047	997,510
2,400,000	5.875	06/01/2047	2,276,976
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa3)
37,115,000	5.125	06/01/2024	34,632,749
5,150,000	5.875	06/01/2030	4,905,066
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/Caa1)
1,700,000	6.250	06/01/2037	1,687,777
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
275,000	5.000	11/01/2020	284,551
285,000	5.000	11/01/2021	297,888
400,000	5.000	11/01/2022	421,596
420,000	5.000	11/01/2023	445,061
City of Columbus Various Purpose Unlimited Tax Bonds Series 2017 A (AAA/Aaa)
11,470,000	4.000	04/01/2033	12,406,411
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2009 B (BBB-/Baa3)
10,000,000	8.223	02/15/2040	12,260,900
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
2,865,000	5.500	02/15/2057	3,073,973
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (AMT) (NR/NR)(f)
700,000	4.500	01/15/2048	704,123

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Ohio – (continued)
Ohio State Water Development Authority RB for Waste Management, Inc. Project Series 2002 (A-/NR)
$2,800,000	3.250%	11/01/2022	$ 2,835,196
Ohio Water Development Authority RB for Water Pollution Control Loan Fund Series 2014 (AAA/Aaa)
6,085,000	5.000	06/01/2021	6,539,367

			90,348,825

Oklahoma – 0.4%
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (AGM) (AA/A2)
3,670,000	4.000	08/15/2048	3,722,628
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (BB+/Baa3)
5,000,000	5.250	08/15/2048	5,403,400
Oklahoma Turnpike Authority RB Second Senior Series 2017 C (AA-/Aa3)
1,400,000	4.000	01/01/2042	1,437,618
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(b)(e)
1,500,000	5.000	06/01/2025	1,615,665

			12,179,311

Oregon – 1.0%
Deschutes County Oregon Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (NR/WR)(a)
1,500,000	8.250	01/01/2019	1,500,000
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (BBB-/NR)
1,385,000	3.500	03/01/2029	1,342,231
1,540,000	3.750	03/01/2032	1,491,629
Oregon State Department of Transportation Highway User Tax RB Refunding Series 2015 A (AAA/Aa1)
3,140,000	5.000	11/15/2025	3,641,960
Oregon State Facilities Authority RB Refunding For Reed College Project Series 2017 A (AA-/Aa2)
8,895,000	5.000	07/01/2047	10,063,536
Portland Oregon Community College District GO Bonds Series 2013 (AA+/Aa1)
2,000,000	5.000	06/15/2026	2,242,440
Portland Oregon Water System RB Refunding First Lien Series 2016 A (NR/Aaa)
7,090,000	4.000	04/01/2029	7,760,998
Washington County School District No. 1 GO Bonds Series 2017 (SCH BD GTY) (NR/Aa1)
4,155,000	5.000	06/15/2029	4,948,730

			32,991,524

Pennsylvania – 5.0%
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (A/NR)
4,000,000	5.000	04/01/2030	4,585,840
16,000,000	4.000	04/01/2044	15,383,520
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (NR/Ba3)(f)
2,420,000	5.000	05/01/2027	2,577,494
1,600,000	5.000	05/01/2032	1,692,528
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2018 (NR/Ba3)(f)
750,000	5.000	05/01/2023	784,957
750,000	5.000	05/01/2028	800,648

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (BBB+/NR)
$100,000	5.000%	10/01/2031	$ 109,042
390,000	5.000	10/01/2032	424,199
410,000	5.000	10/01/2033	444,838
Coatesville School District GO Refunding Bonds Series 2017 (AGM) (ST AID WITHHLDG) (AA/A2)
1,000,000	5.000	08/01/2025	1,126,830
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (AA/A1)
24,905,000	4.000	06/01/2039	25,216,561
Commonwealth of Pennsylvania COP Series 2018 A (A/A2)
1,250,000	4.000	07/01/2046	1,252,800
Commonwealth of Pennsylvania GO Bonds Series 2015 (A+/Aa3)
3,925,000	5.000	08/15/2025	4,540,597
Franklin County Industrial Development Authority RB Refunding for Menno-Haven, Inc. Obligated Group Series 2018 (NR/NR)
750,000	5.000	12/01/2038	762,870
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa2)(d)
	(3 Mo. LIBOR + 0.77%),
14,000,000	2.473	05/01/2037	12,544,420
Lancaster County Hospital Authority RB for Brethren Village Project Series 2017 (BB+/NR)
855,000	3.000	07/01/2019	855,624
1,155,000	5.000	07/01/2020	1,186,971
900,000	5.000	07/01/2022	948,285
Pennsylvania Economic Development Financing Authority PCRB Refunding for PPL Electric Utilities Corp. Project RMKT 10/01/10 Series 2008 (A/A1)
2,500,000	4.000	10/01/2023	2,585,250
Pennsylvania Economic Development Financing Authority RB for Solid Waste Disposal Project Series 2009 (A-/NR)(b)(e)
6,460,000	2.800	12/01/2021	6,476,085
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (AMT) (BBB/NR)
750,000	5.000	06/30/2042	797,640
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2011 (AMT) (A-/NR)(b)(e)
5,000,000	2.250	07/01/2019	4,999,500
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB/WR)(d)
	(3 Mo. LIBOR + 0.60%),
1,550,000	2.205	07/01/2027	1,499,594
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (AGM) (AA/Aa3)
4,000,000	5.000	09/15/2025	4,645,360
Pennsylvania State GO Bonds Consolidated Loan of 2018 Series 2018 A (A+/Aa3)
6,675,000	5.000	08/15/2023	7,487,948
Pennsylvania Turnpike Commission RB Refunding Series 2018 B (A+/A1)(d)
(SIFMA Municipal Swap Index Yield + 0.70%),
6,050,000	2.410	12/01/2023	6,036,085
Pennsylvania Turnpike Commission RB Series 2013 C (A+/A1)(a)
1,720,000	5.500	12/01/2023	2,002,854
Pennsylvania Turnpike Commission RB Series 2018 A (AA/Aa3)
30,675,000	5.250	12/01/2044	35,443,122
Pennsylvania Turnpike Commission RB Subordinate Series 2017 A (A-/A3)
3,500,000	5.500	12/01/2042	4,008,585

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Turnpike Commission RB Subordinate Series 2017 B-1 (A-/A3)
$5,000,000	5.250%	06/01/2047	$ 5,494,950
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
4,500,000	5.000	07/01/2028	4,992,300
Pittsburgh Water & Sewer Authority First Lien RB Refunding Series 2017 C (AGM) (AA/A2)(b)
	(1 Mo. LIBOR + 0.64%),
2,500,000	2.328	12/01/2020	2,500,650
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB+/NR)
265,000	5.000	11/15/2021	270,872
450,000	5.000	11/15/2028	452,075
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (AMT) (NR/Baa3)
1,100,000	5.000	01/01/2035	1,194,534

			166,125,428

Puerto Rico – 2.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (NR/Ca)
2,890,000	6.125	07/01/2024	2,767,175
2,000,000	6.000	07/01/2038	1,910,000
2,500,000	6.000	07/01/2044	2,387,500
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (NR/Ca)
1,060,000	5.750	07/01/2037	993,750
Puerto Rico Commonwealth GO Bonds Series 2014 A (NR/Ca)(i)
4,200,000	8.000	07/01/2035	2,257,500
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2001 A (AMBAC) (NR/Ca)
880,000	5.500	07/01/2019	889,759
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2009 B (NR/Ca)(i)
3,000,000	6.500	07/01/2037	1,635,000
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2012 A (NR/Ca)(i)
3,955,000	5.000	07/01/2041	2,106,037
Puerto Rico Commonwealth GO Refunding Bonds Subseries 2003 C-7 (NATL-RE) (NR/Baa2)
2,000,000	6.000	07/01/2027	2,067,460
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AGC-ICC) (AA/A3)
215,000	5.250	07/01/2041	226,373
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (NR/C)
4,505,000	5.250	07/01/2038	4,763,992
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
2,050,000	5.250	07/01/2033	2,211,827
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(d)
	(3 Mo. LIBOR + 0.52%),
21,755,000	2.125	07/01/2029	20,123,375
Puerto Rico Electric Power Authority RB Refunding Series 2007 VV (NATL-RE) (NR/Baa2)
350,000	5.250	07/01/2029	364,595
215,000	5.250	07/01/2030	223,260
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (NR/Ca)(i)
1,000,000	5.250	07/01/2019	620,000

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Series 2007 VV (NATL-RE) (NR/Baa2)
$2,695,000	5.250%	07/01/2034	$ 2,764,019
Puerto Rico Electric Power Authority RB Series 2013 A (NR/Ca)(i)
8,205,000	6.750	07/01/2036	5,230,687
Puerto Rico Electric Power Authority RB Series 2016 E-1 (NR/NR)(i)
590,915	10.000	01/01/2021	384,095
Puerto Rico Electric Power Authority RB Series 2016 E-2 (NR/NR)(i)
590,915	10.000	07/01/2021	384,095
Puerto Rico Electric Power Authority RB Series 2016 E-3 (NR/NR)(i)
196,972	10.000	01/01/2022	128,032
Puerto Rico Electric Power Authority RB Series 2016 E-4 (NR/NR)(i)
196,972	10.000	07/01/2022	128,032
Puerto Rico Highway & Transportation Authority RB Refunding Series 2005 L (NATL-RE) (NR/Baa2)
3,175,000	5.250	07/01/2035	3,238,373
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGC) (AGM-CR) (AA/A2)
120,000	5.250	07/01/2034	129,245
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGC) (FGIC) (AA/A3)
180,000	5.250	07/01/2039	190,168
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (NR/C)
1,280,000	5.250	07/01/2030	1,382,131
1,245,000	5.250	07/01/2031	1,342,148
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (ASSURED GTY) (AA/A3)
165,000	5.250	07/01/2034	177,712
165,000	5.250	07/01/2036	176,525
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (NR/Baa2)
255,000	5.250	07/01/2032	263,458
930,000	5.250	07/01/2033	957,565
Puerto Rico Highway & Transportation Authority RB Series 1998 A (NATL-RE-IBC) (NR/Baa2)
5,065,000	4.750	07/01/2038	4,811,395
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (NR/Ca)(e)
3,240,000	10.000	07/01/2035	3,424,000
Puerto Rico Public Buildings Authority RB Series 2003 H (AMBAC) (COMWLTH GTD) (NR/Ca)
120,000	5.500	07/01/2019	121,331
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (NR/Ca)(i)
3,320,000	6.000	08/01/2042	1,539,650
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A (NR/Ca)(i)
195,000	5.375	08/01/2039	90,432
1,255,000	5.500	08/01/2042	582,006
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (NR/Ca)(i)
13,170,000	6.750	08/01/2032	6,107,588
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (NR/Ca)(c)(i)
7,000,000	0.000	08/01/2035	939,050
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2009 A (NR/Ca)(c)(i)
6,500,000	0.000	08/01/2034	877,370
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2010 C (NR/Ca)(c)(i)
1,400,000	0.000	08/01/2037	168,910

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (NR/Ca)(i)
$5,960,000	5.000%	08/01/2024	$ 2,763,950
3,950,000	6.500	08/01/2044	1,836,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Subseries A (NR/Ca)(i)
1,755,000	5.750	08/01/2037	813,881
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2010 A (NR/Ca)(i)
400,000	4.500	08/01/2021	183,500
225,000	5.625	08/01/2030	104,344
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2010 C (NR/Ca)(i)
3,500,000	6.500	08/01/2035	1,623,125

			88,411,170

Rhode Island – 0.0%
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (AGM) (MUN GOVT GTD) (AA/Aa3)
500,000	5.000	05/15/2024	561,595

South Carolina – 0.5%
Clemson University Athletic Facilities RB Series 2015 (NR/Aa3)
1,385,000	4.000	05/01/2025	1,518,611
1,570,000	4.000	05/01/2026	1,706,040
Lexington County School District No. 2 GO Bonds Series 2017 C (SCSDE) (AA/Aa1)
4,520,000	5.000	03/01/2031	5,323,837
1,590,000	4.000	03/01/2032	1,705,482
South Carolina Transportation Infrastructure Bank RB Refunding Series 2012 A (A/A1)
5,665,000	5.000	10/01/2024	6,105,454

			16,359,424

South Dakota – 0.1%
Rapid City Area School District No. 51-4 Limited Tax Capital Outlay GO Refunding Bonds Series 2017 B (ST AID WITHHLDG) (AA+/NR)
630,000	5.000	01/01/2024	714,918
1,075,000	5.000	01/01/2025	1,237,959
730,000	5.000	01/01/2026	852,567

			2,805,444

Tennessee – 0.2%
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A-/Baa1)
1,800,000	4.000	07/01/2040	1,782,054
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (AMT) (FNMA) (NR/NR)(b)(e)
955,000	4.850	06/01/2025	965,791
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
400,000	5.000	07/01/2040	431,592
700,000	5.000	07/01/2046	751,975
Metropolitan Government Nashville & Davidson County Industrial Development Board RB for Waste Management, Inc. Series 2001 (A-/NR)(b)(e)
3,000,000	2.850	08/02/2021	3,010,350

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Tennessee – (continued)
Nashville Metropolitan Development & Housing Agency RB for Fifth+ Broadway Development Project Series 2018 (NR/NR)(f)
$650,000	4.500%	06/01/2028	$ 666,354

			7,608,116

Texas – 7.5%
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (A-/Baa1)
250,000	5.000	01/01/2040	270,990
435,000	5.000	01/01/2046	469,569
City of Austin Special Assessment RB for Estancia Hill Country Public Improvement District Series 2018 (NR/NR)(f)
1,450,000	4.000	11/01/2023	1,469,444
1,975,000	4.500	11/01/2024	1,977,864
2,815,000	4.000	11/01/2028	2,812,607
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1 Project Series 2016 (NR/NR)
250,000	4.200	09/01/2027	241,005
575,000	4.800	09/01/2037	549,021
650,000	5.250	09/01/2046	615,524
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1B Project Series 2018 (NR/NR)(f)
155,000	4.375	09/01/2023	155,215
300,000	5.375	09/01/2038	301,323
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#2 Project Series 2018 (NR/NR)
245,000	4.625	09/01/2023	245,345
370,000	5.000	09/01/2028	371,151
City of Fort Worth Water & Sewer System RB Refunding & Improvement Series 2015 A (AA+/Aa1)
8,245,000	5.000	02/15/2024	9,403,340
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
425,000	4.125	09/01/2027	413,950
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases #13-16 Project Series 2017 (NR/NR)
175,000	3.250	09/01/2022	173,266
570,000	4.500	09/01/2027	573,317
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB-/NR)
425,000	4.000	09/01/2024	450,373
440,000	4.000	09/01/2025	465,283
460,000	4.000	09/01/2026	484,812
480,000	4.000	09/01/2027	504,379
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
1,415,000	4.000	09/01/2025	1,491,212
City of Oak Point Special Assessment RB for Wildridge Public Improvement District No. 1 Series 2018 (NR/NR)(f)
250,000	4.000	09/01/2028	246,248
City of San Antonio RB Refunding for Electric & Gas Systems Junior Lien Series 2018 (AA-/Aa2)(b)(e)
2,800,000	2.750	12/01/2022	2,839,480
Clifton Higher Education Finance Corp. RB Refunding for IDEA Public Schools Series 2017 (PSF-GTD) (AAA/NR)
4,370,000	4.000	08/15/2036	4,534,487
3,875,000	4.000	08/15/2037	4,006,246

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Comal Independent School District GO Refunding Bonds Series 2017 (PSF-GTD) (NR/Aaa)
$1,970,000	5.000%	02/01/2025	$ 2,287,032
2,095,000	5.000	02/01/2026	2,466,967
County of Fort Bend GO Refunding Bonds Series 2015 B (AA+/Aa1)
3,740,000	5.000	03/01/2023	4,177,804
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 A (AMT) (A+/NR)
2,500,000	5.250	11/01/2030	2,756,875
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)(f)
395,000	5.000	09/01/2027	402,762
225,000	5.000	09/01/2032	223,227
330,000	5.125	09/01/2037	322,420
Grand Parkway Transportation Corp. System RB Subordinate Tier Series 2018 A (AA+/NR)
18,225,000	5.000	10/01/2037	20,941,619
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (AA+/NR)(g)
2,925,000	0.000	10/01/2046	2,773,105
4,075,000	0.000	10/01/2047	3,853,850
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A+/A1)(d)
	(SIFMA Municipal Swap Index Yield + 0.95%),
6,770,000	2.660	06/01/2023	6,823,754
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa2)(d)
	(3 Mo. LIBOR + 0.67%),
14,920,000	2.423	08/15/2035	13,601,370
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
95,000	3.000	09/01/2024	96,584
100,000	3.500	09/01/2025	103,363
100,000	3.500	09/01/2026	102,569
105,000	3.500	09/01/2027	106,568
Houston Airport System RB for United Airlines, Inc. Airport Improvement Projects Series 2018 C (AMT) (BB/NR)
2,495,000	5.000	07/15/2028	2,824,215
Houston Airport System RB Refunding for United Airlines, Inc. Series 2015 B-2 (AMT) (BB/NR)
2,500,000	5.000	07/15/2020	2,576,250
Houston Airport System RB Refunding Subordinate Lien Series 2018 B (A/A1)
350,000	5.000	07/01/2031	412,209
325,000	5.000	07/01/2032	380,994
Houston Airport System RB Refunding Subordinate Lien Series 2018 D (A/A1)
2,000,000	5.000	07/01/2029	2,386,680
2,150,000	5.000	07/01/2030	2,545,901
2,000,000	5.000	07/01/2031	2,355,480
Houston Independent School District Limited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (AAA/Aaa)
3,425,000	4.000	02/15/2042	3,510,865
Joint Guadalupe County RB Refunding and Improvement Bonds for City of Seguin Hospital Mortgage Series 2015 (BB/NR)
1,545,000	5.000	12/01/2019	1,566,661
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)(f)
1,315,000	5.000	09/01/2038	1,276,457
Leander Independent School District Unlimited Tax GO Refunding Bonds Series 2016 (PSF-GTD) (AAA/NR)(c)
2,500,000	0.000	08/16/2020	2,413,225

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (A-/Baa1)
$1,300,000	6.300%	11/01/2029	$ 1,351,259
Mission Economic Development Corp. RB for Waste Management, Inc. Series 2008 (A-/NR)
2,500,000	2.500	08/01/2020	2,496,900
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (AMT) (BB-/NR)(f)
5,000,000	4.625	10/01/2031	5,086,000
Montgomery County Toll Road Authority Senior Lien RB Series 2018 (BBB-/NR)
1,370,000	5.000	09/15/2032	1,477,285
710,000	5.000	09/15/2033	763,420
750,000	5.000	09/15/2034	803,670
790,000	5.000	09/15/2035	844,605
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (BBB-/Ba1)
765,000	5.000	04/01/2027	790,520
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC - Texas A&M University Collegiate Housing Corpus Christi Project Series 2014 A (BBB-/NR)
1,000,000	5.000	04/01/2039	1,001,750
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC - Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BB/B1)
645,000	4.000	04/01/2022	641,865
320,000	4.000	04/01/2023	316,416
275,000	4.000	04/01/2024	269,632
365,000	4.000	04/01/2025	354,754
375,000	4.000	04/01/2026	360,803
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
250,000	5.000	04/01/2030	264,955
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (AA/NR)(a)(g)
1,000,000	0.000	09/01/2031	1,126,270
North Texas Tollway Authority RB First Tier Series 2009 A (A+/A1)
205,000	6.250	01/01/2039	205,650
North Texas Tollway Authority RB First Tier Series 2009 A (A+/NR)
470,000	6.250	01/01/2024	471,532
North Texas Tollway Authority RB First Tier Series 2009 A (NR/NR)(a)
2,925,000	6.250	01/01/2019	2,925,000
North Texas Tollway Authority RB Refunding for First Tier Series 2017 A (A+/A1)
2,750,000	5.000	01/01/2038	3,115,833
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A/A2)
2,000,000	5.000	01/01/2032	2,283,980
North Texas Tollway Authority RB Special Project System Series 2011 A (AA/NR)(a)
1,000,000	5.500	09/01/2021	1,091,870
1,000,000	6.000	09/01/2021	1,104,770
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A+/A1)
550,000	5.000	01/01/2022	596,558
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A+/A1)
6,000,000	6.500	01/01/2043	7,213,560
Round Rock Independent School District Unrefunded GO Bonds for School Building Series 2009 (AA/Aaa)(a)
1,685,000	5.250	08/01/2019	1,719,526

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
State of Texas RB Series 2018 (SP-1+/MIG1)
$35,000,000	4.000%	08/29/2019	$ 35,500,850
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (BB+/NR)
2,375,000	4.000	05/15/2019	2,383,122
2,475,000	5.000	05/15/2020	2,531,678
2,100,000	5.000	05/15/2021	2,172,807
2,730,000	5.000	05/15/2022	2,847,417
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/A3)(d)
	(3 Mo. LIBOR + 0.70%),
6,260,000	2.568	12/15/2026	6,197,212
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A-/A3)
4,600,000	6.250	12/15/2026	5,256,098
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A-/A2)(d)
	(SIFMA Municipal Swap Index Yield + 0.55%),
3,290,000	2.260	09/15/2027	3,232,228
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
17,410,000	6.875	12/31/2039	18,113,190
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (BBB+/Baa1)
1,380,000	5.000	08/15/2042	1,463,711
Town of Little Special Assessment RB for Hillstone Pointe Public Improvement District No. 2 Phases 2-3 Project Series 2018 (NR/NR)(f)
170,000	4.750	09/01/2023	170,298
360,000	5.250	09/01/2028	361,350
Town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)(f)
425,000	4.500	09/01/2027	412,509
University Houston Consolidated RB Refunding Series 2017 C (AA/Aa2)
8,500,000	3.250	02/15/2041	7,792,630
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2018 (NR/NR)
412,000	4.000	12/01/2023	415,387
520,000	4.250	12/01/2029	519,532
1,159,000	4.625	12/01/2035	1,159,707
1,604,000	5.000	12/01/2045	1,608,780

			249,171,146

Utah – 0.6%
Salt Lake City RB for International Airport Series 2017 A (AMT) (A+/A2)
2,650,000	5.000	07/01/2047	2,917,411
Salt Lake City RB for International Airport Series 2018 A (AMT) (A+/A2)
5,000,000	5.000	07/01/2029	5,843,400
5,500,000	5.000	07/01/2030	6,388,195
Utah Transit Authority Sales Tax RB Refunding Subordinate Series 2015 A (AAA/Aa2)
3,065,000	4.000	06/15/2034	3,232,441

			18,381,447

Vermont – 0.0%
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
745,000	5.000	05/01/2025	794,825
585,000	5.000	05/01/2026	625,260

			1,420,085

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Virgin Islands – 0.3%
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Senior Lien Series 2010 A (NR/Caa2)
$685,000	5.000%	10/01/2020	$ 694,912
1,410,000	5.000	10/01/2029	1,423,705
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Series 2012 A (NR/Caa2)
700,000	5.000	10/01/2032	706,041
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (B/NR)
1,450,000	5.000	10/01/2039	1,383,039
Virgin Islands Public Finance Authority RB Series 2014 A (AGM) (AA/A2)(f)
5,000,000	5.000	10/01/2034	5,296,150

			9,503,847

Virginia – 2.7%
Amelia County IDA Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(b)(e)
2,500,000	2.125	04/01/2020	2,480,975
Fairfax County Economic Development Authority Residential Care Facilities Mortgage RB Refunding for Goodwin House Incorporated Series 2016 A (BBB+/NR)
1,250,000	4.000	10/01/2042	1,171,463
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (CCC+/NR)(c)
122,865,000	0.000	06/01/2047	11,421,530
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 D (CCC/NR)(c)
13,500,000	0.000	06/01/2047	1,143,585
University of Virginia RB Series 2013 (AAA/Aaa)
50,850,000	5.000	06/01/2037	55,976,189
Virginia Port Authority Port Facilities RB Refunding Series 2015 A (AMT) (A/WR)(a)
2,750,000	5.000	07/01/2025	3,195,555
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (BBB/Baa3)
1,000,000	5.000	12/31/2052	1,064,730
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (NR/Baa3)
2,580,000	5.000	12/31/2047	2,762,277
1,885,000	5.000	12/31/2056	2,000,060
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2017 (AMT) (BBB/NR)
950,000	5.000	07/01/2034	989,900
3,325,000	5.000	01/01/2040	3,455,440
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (AMT) (BBB/NR)
750,000	5.500	01/01/2042	794,775
Virginia Small Business Financing Authority Solid Waste Disposal Facilities RB for Covanta Holding Corp. Project Series 2018 (AMT) (B/NR)(b)(e)(f)
300,000	5.000	07/01/2038	304,578
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (A-/Baa1)(a)
1,000,000	7.750	01/01/2019	1,000,000

			87,761,057

Washington – 2.4%
City of Seattle Limited Tax GO Improvement & Refunding Bonds Series 2015 A (AAA/Aaa)
5,000,000	5.000	06/01/2026	5,849,050

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Washington – (continued)
City of Seattle RB for Municipal Light & Power Improvement Series 2018 A (AA/Aa2)
$3,340,000	4.000%	01/01/2033	$ 3,587,962
6,715,000	4.000	01/01/2034	7,180,752
11,655,000	4.000	01/01/2043	11,992,412
County of King RB for Sewer RMKT 12/03/18 Series 2012 (AA/Aa2)(b)(e)
5,900,000	2.600	12/01/2021	5,935,754
Port of Seattle Wash RB Refunding Series 2011 B (AMT) (AA-/Aa2)
1,625,000	5.000	09/01/2022	1,742,812
State of Washington GO Bonds Various Purpose Series 2014 D (AA+/Aa1)
15,055,000	5.000	02/01/2026	17,085,016
University of Washington RB Refunding Series 2012 A (AA+/Aaa)
2,500,000	5.000	07/01/2029	2,738,625
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 A (ASSURED GTY) (AA/Aa3)(a)
250,000	6.000	08/15/2019	256,482
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 B (ASSURED GTY) (AA/Aa3)(a)
250,000	6.000	08/15/2019	256,328
Washington State Convention Center Public Facilities District RB Series 2018 (A+/Aa3)
6,825,000	5.000	07/01/2048	7,628,371
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series 2015 C (AMBAC) (AA+/Aa1)(c)
6,855,000	0.000	06/01/2028	5,261,967
Washington State Various Purpose GO Bonds Series 2018 C (AA+/Aa1)
8,950,000	5.000	02/01/2043	10,217,857

			79,733,388

West Virginia – 0.5%
State of West Virginia GO Bonds Series 2018 B (AA-/Aa2)
8,490,000	5.000	06/01/2035	9,910,972
West Virginia Hospital Finance Authority Hospital RB Refunding and Improvement for West Virginia United Health System Obligated Group Series 2009 C (A/WR)(a)
1,000,000	5.500	06/01/2019	1,015,150
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (BBB+/Baa1)
770,000	5.000	01/01/2033	870,862
910,000	5.000	01/01/2034	1,022,649
1,095,000	5.000	01/01/2035	1,224,681
2,330,000	5.000	01/01/2036	2,587,325

			16,631,639

Wisconsin – 0.3%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB-/Baa3)
1,000,000	4.300	11/01/2030	1,011,870
Public Finance Authority RB for Denver International Airport Great Hall Project Series 2017 (AMT) (BBB-/NR)
1,100,000	5.000	09/30/2037	1,202,476
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (BBB-/NR)
500,000	5.200	12/01/2037	533,000
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Infrastructure Properties LLC Obligated Group Series 2012 B (AMT) (BBB/NR)
2,000,000	5.250	07/01/2028	2,148,920

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority Senior Living RB Refunding for Mary’s Woods at Marylhurst Project Series 2017 B-3 (BB/NR)(f)
	$1,900,000	3.000%	11/15/2022	$ 1,900,133
Wisconsin State Health & Educational Facilities Authority RB for Saint John’s Communities, Inc. Project Series 2018 A (BBB-/NR)
	275,000	4.000	09/15/2021	281,424
	225,000	4.000	09/15/2022	231,226
	250,000	4.000	09/15/2023	257,442
	365,000	4.000	09/15/2024	373,786
Wisconsin State Health & Educational Facilities Authority RB Refunding for Fort Healthcare, Inc. Series 2014 (BBB+/NR)
	285,000	4.000	05/01/2019	286,422
	410,000	5.000	05/01/2020	423,235

				8,649,934

TOTAL MUNICIPAL BONDS (Cost $3,122,199,638)				$3,147,127,175

Corporate Bonds – 0.2%
Commercial & Professional Services – 0.0%
Catholic Health Initiatives
	$470,000	4.350%	11/01/2042	$ 425,143

Health Care Equipment & Services – 0.2%
Prime Healthcare Foundation, Inc. Series B
	4,975,000	7.000	12/01/2027	5,447,005

TOTAL CORPORATE BONDS (Cost $5,315,082)				$ 5,872,148

TOTAL INVESTMENTS – 95.2% (Cost $3,127,514,720)				$3,152,999,323

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.8%				158,235,486

NET ASSETS – 100.0%				$3,311,234,809

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on December 31, 2018.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(e)	Variable Rate Demand Instruments – rate shown is that which is in effect on December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $125,603,995, which represents approximately 3.8% of net assets as of December 31, 2018. The liquidity determination is unaudited.

(g)	Zero coupon bond until next reset date.

(h)	When-issued security.

(i)	Security is currently in default.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC	— Insured by ACE Guaranty Corp.
AGC-ICC	— Agency Insured Custody Certificate
AGM	— Insured by Assured Guaranty Municipal Corp.
AGM-CR	— Insured by Assured Guaranty Municipal Corp. Insured Custodial Receipts
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
ASSURED GTY	— Insured by Assured Guaranty
BAM	— Build America Mutual Assurance Co.
BHAC-CR	— Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
COMWLTH GTD	— Commonwealth Guaranteed
COPS	— Certificates of Participation
ETM	— Escrowed to Maturity
FGIC	— Insured by Financial Guaranty Insurance Co.
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GARB	— General Airport Revenue Bond
GNMA	— Government National Mortgage Association
GO	— General Obligation
IDA	— Industrial Development Authority
LIBOR	— London Interbank Offered Rate
Mo.	— Month
MUN GOVT GTD	— Municipal Government Guaranteed
NATL-RE	— Insured by National Public Finance Guarantee Corp.
NATL-RE-IBC	— Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	— Not Rated
PCRB	— Pollution Control Revenue Bond
PSF-GTD	— Guaranteed by Permanent School Fund
Q-SBLF	— Qualified School Board Loan Fund
RB	— Revenue Bond
RMKT	— Remarketed
SCH BD GTY	— School Bond Guaranty
SCSDE	— South Carolina State Department of Education
SIFMA	— The Securities Industry and Financial Markets Association
ST AID WITHHLDG	— State Aid Withholding
ST APPROP	— State Appropriation
USD	— United States Dollar
WR	— Withdrawn Rating
XLCA	— Insured by XL Capital Assurance, Inc.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
U.S. Treasury Ultra Bond	(47)	03/20/2019	$(7,571,406)	$(417,584)

SWAP CONTRACTS — At December 31, 2018, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
California State Various Purpose GO Bonds, Series 2003, 5.000%, 11/01/2023	1.000%	0.241%	Bank of America NA	03/20/2023	USD 1,000	$30,530	$(20,921)	$ 51,451
California State Various Purpose GO Bonds, Series 2003, 5.250%, 11/01/2023	1.000	0.241	JPMorgan Chase Bank NA	03/20/2023	1,000	30,530	(20,921)	51,451

TOTAL						$61,060	$(41,842)	$102,902

(a)	Payments received quarterly.

(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amount (000’s)			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3.000%	3 Month LIBOR	03/20/2029	USD	22,540	(b)	$(567,086)	$(195,234)	$(371,852)
2.250	3 Month LIBOR	12/21/2041		19,600		2,009,189	(1,189,672)	3,198,861
3.000	3 Month LIBOR	03/20/2049		282,300	(b)	(9,606,775)	(1,047,124)	(8,559,651)

TOTAL						$(8,164,672)	$(2,432,030)	$(5,732,642)

(a)	Payments made semi-annually.

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2018.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 96.9%
Alabama – 2.3%
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB+/NR)
$850,000	5.000%	10/01/2024	$ 951,430
850,000	5.000	10/01/2025	949,765
4,125,000	5.000	10/01/2030	4,506,645
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (AA/A2)(a)
5,750,000	0.000	10/01/2038	5,121,123
6,000,000	0.000	10/01/2042	5,311,500
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB/NR)
8,300,000	6.000	10/01/2042	9,487,730
19,850,000	7.000	10/01/2051	23,693,555
78,270,000	6.500	10/01/2053	91,652,605

			141,674,353

Alaska – 0.1%
Northern Tobacco Securitization Corp. RB Refunding Asset-Backed Bonds Series 2006 A (NR/B3)
4,865,000	5.000	06/01/2046	4,621,409
Northern Tobacco Securitization Corp. RB Refunding Capital Appreciation Asset-Backed Bonds 1st Subordinate Series 2006 B (NR/NR)(b)
6,780,000	0.000	06/01/2046	681,390

			5,302,799

Arizona – 2.2%
Apache County IDA PCRB for Tucson Electric Power Company Series 2012 A (A-/A3)
4,500,000	4.500	03/01/2030	4,703,355
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(c)
	(3 Mo. LIBOR + 0.81%),
59,530,000	2.420	01/01/2037	56,685,657
Arizona Industrial Development Authority RB for Provident Group - EMU Properties LLC Series 2018 (NR/Baa1)
1,000,000	5.000	05/01/2038	1,077,490
2,780,000	5.000	05/01/2043	2,954,445
2,500,000	5.000	05/01/2048	2,634,575
2,000,000	5.000	05/01/2051	2,102,280
City of Tempe IDA RB Refunding for Friendship Village Series 2012 A (NR/NR)
1,250,000	6.250	12/01/2042	1,316,675
1,325,000	6.250	12/01/2046	1,394,192
La Paz County Industrial Development Authority RB for American Fiber Optics LLC Series 2018 A (NR/NR)(d)
3,100,000	6.000	08/01/2028	3,046,773
16,130,000	6.250	08/01/2040	15,573,999
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
8,800,000	7.250	02/01/2040	8,835,552
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. of New Mexico Palo Verde Project Series 2003 A (BBB+/Baa2)
5,000,000	6.250	01/01/2038	5,235,350
Maricopa County IDA RB for Banner Health Series 2017 A (AA-/NR)
16,075,000	4.000	01/01/2041	16,453,405
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2012 A (A-/A3)
5,350,000	4.500	06/01/2030	5,610,010
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2013 A (A-/A3)
3,390,000	4.000	09/01/2029	3,497,429

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Arizona – (continued)
The Industrial Development Authority of the City of Phoenix RB for Downtown Phoenix Student Housing LLC Series 2018 (NR/Baa3)
$1,000,000	5.000%	07/01/2042	$ 1,068,570
The Industrial Development Authority of the City of Phoenix RB Refunding for Downtown Phoenix Student Housing LLC Series 2018 (NR/Baa3)
850,000	5.000	07/01/2037	920,091
University Medical Center Corp. RB Series 2011 (NR/WR)(e)
3,500,000	6.000	07/01/2021	3,840,795

			136,950,643

California – 11.4%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE) (A+/Aa3)(b)
1,600,000	0.000	08/01/2026	1,309,648
Alameda County Oakland Unified School District GO Bonds Election of 2012 Series 2015 A (A/A1)
3,000,000	5.000	08/01/2040	3,395,850
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series 2011 B (AGM) (AA/Aa2)(b)
4,995,000	0.000	08/01/2037	2,523,174
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA/A2)(b)
1,210,000	0.000	08/01/2036	605,992
Atascadero Unified School District GO Bonds for 2014 Election Series 2014 B (NATL-RE) (NR/Aa3)
3,000,000	4.000	08/01/2042	3,063,360
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
465,000	5.000	05/01/2040	526,106
1,000,000	5.000	05/01/2043	1,128,300
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA/A2)(b)
1,055,000	0.000	08/01/2025	889,555
California Community College Financing Authority RB for NCCD-Orange Coast Properties LLC Series 2018 (BBB-/NR)
2,755,000	5.250	05/01/2048	3,020,747
2,850,000	5.250	05/01/2053	3,101,769
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (BB+/NR)(b)
130,120,000	0.000	06/01/2055	7,666,670
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (AA/A1)
1,500,000	5.000	02/01/2042	1,672,725
4,000,000	5.000	02/01/2047	4,445,680
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/Baa1)
1,800,000	5.000	02/01/2042	1,967,310
17,675,000	5.000	02/01/2047	19,253,377
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (NR/Baa1)
250,000	5.000	10/01/2034	285,830
250,000	5.000	10/01/2036	283,595
300,000	5.000	10/01/2037	338,718
300,000	5.000	10/01/2038	337,395
California Municipal Finance Authority Senior Lien RB for LAX Integrated Express Solutions LLC Project Series 2018 A (AMT) (BBB+/NR)
5,600,000	5.000	12/31/2037	6,173,496
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
1,920,000	5.000	09/01/2030	2,089,709
2,040,000	5.000	09/01/2037	2,175,354

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
$1,875,000	5.875%	11/01/2043	$ 2,057,156
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Obligated Group Series 2018 A (BB-/NR)(d)
9,000,000	5.500	12/01/2058	9,641,160
California Statewide Communities Development Authority RB for Marin General Hospital Obligated Group Series 2018 A (A-/NR)
500,000	5.000	08/01/2038	572,525
3,000,000	4.000	08/01/2045	3,014,880
California Statewide Communities Development Authority RB Refunding for California Baptist University Series 2017 A (NR/NR)(d)
1,685,000	3.000	11/01/2022	1,687,646
935,000	5.000	11/01/2032	1,029,865
1,875,000	5.000	11/01/2041	2,018,981
California Statewide Communities Development Authority RB Refunding for Enloe Medical Center Series 2015 (CA MTG INS) (AA-/NR)
2,850,000	5.000	08/15/2038	3,204,967
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (A-/NR)
1,200,000	5.000	04/01/2047	1,325,172
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (BB-/NR)
6,235,000	5.500	12/01/2054	6,651,810
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (NR/Baa1)
3,750,000	5.000	05/15/2042	4,126,200
5,750,000	5.000	05/15/2047	6,300,735
5,640,000	5.000	05/15/2050	6,167,453
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (CCC/NR)(b)
35,000,000	0.000	06/01/2046	4,956,000
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE) (NR/Baa2)(b)
7,000,000	0.000	09/01/2033	3,990,630
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)
750,000	6.500	12/01/2026	842,475
2,830,000	7.000	12/01/2036	3,222,974
City of Fremont Community Facilities District No. 1 Special Tax for Pacific Commons Series 2015 (NR/NR)
3,000,000	5.000	09/01/2045	3,199,050
City of Goleta Redevelopment Agency Tax Allocation for Goleta Old Town Redevelopment Project Series 2011 (NR/NR)
670,000	7.750	12/01/2031	672,526
5,000,000	8.000	06/01/2044	5,020,050
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (A-/NR)
600,000	5.000	09/02/2030	647,160
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)(d)
280,000	5.000	09/01/2032	293,619
700,000	5.000	09/01/2037	726,362
1,745,000	5.000	09/01/2047	1,803,109

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Denair California Unified School District GO Bonds Capital Appreciation Election 2001 Series 2003 B (NATL-RE) (A-/Baa2)(b)
$1,305,000	0.000%	08/01/2027	$ 994,749
Dublin Community Facilities District No. 2015-1 Improvement Area No. 1 Special Tax Series 2017 (NR/NR)
640,000	5.000	09/01/2027	697,549
2,285,000	5.000	09/01/2037	2,473,352
6,680,000	5.000	09/01/2047	7,139,317
El Rancho California Unified School District GO Bonds Capital Appreciation Election 2003 Series 2007 (NATL-RE) (A-/Baa2)(b)
5,400,000	0.000	08/01/2032	3,371,274
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (XLCA) (AA-/WR)(b)
4,180,000	0.000	04/01/2029	3,034,722
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL-RE) (AA-/Aa3)(b)
3,360,000	0.000	10/01/2032	2,096,875
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Capital Appreciation Senior Lien Series 2015 A (AGM) (AA/A2)(b)
12,000,000	0.000	01/15/2035	6,635,040
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (A-/Baa3)
36,510,000	3.950	01/15/2053	35,378,920
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (A-/Baa3)
13,535,000	6.000	01/15/2053	15,493,514
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (AGM) (AA/A2)(a)
1,000,000	0.000	01/15/2032	963,140
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2014 Subseries B-3 (A-/Baa3)(f)(g)
4,425,000	5.500	01/15/2023	4,902,856
Fullerton Public Financing Authority Tax Allocation Series 2005 (AMBAC) (A/WR)
200,000	5.000	09/01/2027	201,038
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(b)
77,260,000	0.000	06/01/2047	12,414,137
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(b)
147,670,000	0.000	06/01/2047	23,649,350
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2015 A (ST APPROP) (A+/A1)
7,975,000	5.000	06/01/2040	8,800,891
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (NR/NR)
6,370,000	5.000	06/01/2047	6,124,118
4,775,000	5.250	06/01/2047	4,750,122
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-2 (NR/NR)
3,500,000	5.000	06/01/2047	3,364,900
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B+/B3)
27,780,000	5.300	06/01/2037	27,907,510
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-1 (CCC/NR)(b)
101,195,000	0.000	06/01/2036	29,731,091

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-2 (CCC/NR)(b)
$51,235,000	0.000%	06/01/2047	$ 6,722,032
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 D (CCC/NR)(b)
260,660,000	0.000	06/01/2057	13,533,467
Irvine Community Facilities District No. 2013-3 Special Tax Series 2018 (AGM) (AA/NR)
1,150,000	5.000	09/01/2051	1,266,679
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
1,655,000	5.000	09/01/2047	1,776,312
1,925,000	5.000	03/01/2057	2,055,919
Lammersville Joint Unified School District Special Tax Bonds for Community Facilities District No. 2007-1 Series 2013 (NR/NR)
2,750,000	6.000	09/01/2043	3,096,005
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
215,000	6.625	08/01/2024	215,656
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (AA-/Aa3)(b)
49,925,000	0.000	08/01/2050	12,896,127
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (A/NR)
1,625,000	6.750	09/01/2026	1,819,968
1,500,000	7.000	09/01/2031	1,691,280
875,000	7.250	09/01/2038	992,215
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(b)
3,750,000	0.000	08/01/2035	2,038,800
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
8,250,000	6.500	11/01/2039	11,117,370
M-S-R Energy Authority Gas RB Series 2009 B (BBB+/NR)
2,000,000	6.500	11/01/2039	2,695,120
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
10,000,000	6.125	11/01/2029	12,203,800
21,765,000	6.500	11/01/2039	29,329,643
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa2)(a)
7,000,000	0.000	08/01/2030	6,939,100
Natomas Unified School District GO Bonds Election of 2014 Series 2013 (BAM) (AA/A1)
14,535,000	4.000	08/01/2042	15,103,173
New Haven Unified School District GO Refunding Bonds for Capital Appreciation Series 2009 (ASSURED GTY) (AA/Aa3)(b)
860,000	0.000	08/01/2025	728,446
1,105,000	0.000	08/01/2026	904,476
5,550,000	0.000	08/01/2030	3,829,833
7,830,000	0.000	08/01/2032	4,907,922
7,000,000	0.000	08/01/2034	3,984,610
Orange County California Community Facilities District No. 2015-1 Village of Esencia Special Tax Bonds Series 2015 A (NR/NR)
3,000,000	5.250	08/15/2045	3,237,690
Orange County California Community Facilities District No. 2017-1 Village of Esencia Special Tax Bonds Series 2018 A (NR/NR)
250,000	5.000	08/15/2027	280,643
200,000	5.000	08/15/2028	226,054
2,900,000	5.000	08/15/2047	3,112,744
Palomar Health RB Refunding for Palomar Health Series 2017 (AGM) (AA/A2)
11,500,000	5.000	11/01/2047	12,967,285
Palomar Pomerado Health COPS Series 2010 (NR/Ba1)(e)
6,500,000	6.000	11/01/2020	7,010,510

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(a)
$10,750,000	0.000%	08/01/2038	$ 13,559,298
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE) (AA/Aa2)(b)
1,805,000	0.000	08/01/2025	1,538,853
Poway Unified School District GO Bonds Capital Appreciation for School Facility Improvement Series 2011 B (AA-/Aa3)(b)
1,300,000	0.000	08/01/2040	553,098
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
500,000	4.000	09/01/2029	515,295
500,000	4.000	09/01/2030	511,585
650,000	4.000	09/01/2031	661,141
900,000	3.000	09/01/2032	811,260
820,000	3.000	09/01/2033	729,677
750,000	3.000	09/01/2034	658,508
Rialto Unified School District GO Election of 2010 Series 2011 A (AGM) (AA/A1)(b)
6,170,000	0.000	08/01/2036	3,037,059
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
4,835,000	5.375	09/01/2031	5,115,478
880,000	5.250	09/01/2034	923,815
6,815,000	5.500	09/01/2045	7,210,270
River Islands Public Financing Authority Special Tax for Community Facilities District No. 2003-1 Series 2015 B (NR/NR)
22,500,000	5.500	09/01/2045	23,805,000
Riverside County Public Financing Authority Tax Allocation RB Refunding Series 2017 A (BAM) (AA/NR)
4,245,000	4.000	10/01/2040	4,291,695
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)(b)
2,220,000	0.000	10/01/2033	1,274,391
2,220,000	0.000	10/01/2035	1,156,997
1,840,000	0.000	10/01/2037	867,799
5,100,000	0.000	10/01/2038	2,288,523
8,425,000	0.000	10/01/2039	3,593,515
13,395,000	0.000	10/01/2040	5,436,897
7,275,000	0.000	10/01/2041	2,820,299
6,360,000	0.000	10/01/2042	2,359,497
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)
1,225,000	6.500	10/01/2025	1,367,958
1,950,000	6.750	10/01/2030	2,192,736
Riverside County Redevelopment Successor Agency Tax Allocation Refunding for Mid-County Redevelopment Project Area Series 2017 C (BAM) (AA/NR)
3,355,000	4.000	10/01/2040	3,454,778
Riverside County Redevelopment Successor Agency Tax Allocation Refunding Series 2017 A (BAM) (AA/NR)
8,585,000	4.000	10/01/2039	8,899,039
Riverside County Transportation Commission Toll Revenue Senior Lien Bonds Series 2013 A (BBB/NR)
2,000,000	5.750	06/01/2048	2,174,720
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
770,000	5.000	09/01/2029	864,795
1,865,000	5.000	09/01/2033	2,053,346

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE) (AA/Aa3)(c)
	(3 Mo. LIBOR + 0.53%),
$6,375,000	2.365%	12/01/2035	$ 6,191,719
Sacramento County Water Financing Authority RB for Water Agency Zones 40 & 41 2007 Water System Project Series 2007 B (NATL-RE) (A+/Aa3)(c)
	(3 Mo. LIBOR + 0.55%),
3,920,000	2.385	06/01/2034	3,831,330
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE) (A+/A2)(b)
1,420,000	0.000	08/01/2025	1,202,002
San Diego Unified School District GO Refunding Bonds Series 2012 R-1 (AA-/Aa2)(b)
10,000,000	0.000	07/01/2030	6,982,000
3,000,000	0.000	07/01/2031	1,995,480
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 C (A-/NR)(e)
500,000	6.750	02/01/2021	552,190
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2011 D (BBB+/NR)(e)
435,000	6.625	02/01/2021	479,300
2,500,000	7.000	02/01/2021	2,771,500
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (A-/NR)
3,000,000	5.000	01/15/2029	3,341,100
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE) (A+/Aa2)(b)
1,580,000	0.000	08/01/2024	1,390,021
1,595,000	0.000	08/01/2025	1,363,358
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2013 (NR/NR)
2,000,000	5.000	09/01/2042	2,102,860
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2014 (NR/NR)
2,000,000	5.500	09/01/2044	2,140,500
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (AA/NR)
2,000,000	5.000	07/01/2032	2,155,420
2,000,000	5.000	07/01/2042	2,148,320
Santee Community Development Commission Tax Allocation for Santee Community Redevelopment Project Series 2011 A (A/NR)(e)
3,000,000	7.000	02/01/2021	3,325,800
Silicon Valley Tobacco Securitization Authority Tobacco Settlement Asset Backed RB Series 2007 C (NR/NR)(b)
88,700,000	0.000	06/01/2056	6,199,243
Stockton Public Financing Authority Water RB for Delta Water Supply Project Series 2010 A (A/A3)
2,000,000	6.250	10/01/2040	2,340,320
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250	09/01/2042	4,199,080
Temecula Redevelopment Agency Tax Allocation for Housing Redevelopment Project No. 1 Series 2011 A (BBB+/NR)(e)
1,000,000	6.750	08/01/2021	1,126,550
2,100,000	7.000	08/01/2021	2,376,654
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (BB+/B2)
2,235,000	5.000	06/01/2037	2,234,955

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Tustin California Community Facilities District No. 2014-1 Tustin Legacy/Standard Pacific Special Tax Bonds Series 2015 A (NR/NR)
$750,000	5.000%	09/01/2040	$ 806,145
1,000,000	5.000	09/01/2045	1,071,810
Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A+/NR)(e)
1,500,000	6.875	12/01/2021	1,721,385
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(c)
	(3 Mo. LIBOR + 0.74%),
12,000,000	2.493	05/15/2043	10,513,800
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (A-/NR)
1,000,000	7.250	09/01/2031	1,142,360
5,000,000	7.500	09/01/2042	5,704,800
William S. Hart Union High School District GO Bonds Capital Appreciation 2008 Election Series B (AGM) (AA/Aa2)(b)
8,360,000	0.000	08/01/2034	4,788,023
Yosemite Community College District GO Bonds Election of 2004 Series 2010 D (AA-/Aa2)(a)
19,135,000	0.000	08/01/2042	13,009,312

			710,168,868

Colorado – 4.4%
9th Avenue Metropolitan District No. 2 Limited Tax GO Bonds Series 2018 (NR/NR)
2,470,000	5.000	12/01/2048	2,476,299
Amber Creek Metropolitan District GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
750,000	5.000	12/01/2037	733,815
1,065,000	5.125	12/01/2047	1,032,933
Arista Metropolitan District GO Refunding Bonds Series 2018 A (NR/NR)
3,000,000	5.125	12/01/2048	3,029,970
Belleview Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 (NR/NR)
2,375,000	5.125	12/01/2046	2,398,394
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Subordinate Series 2017 B (NR/NR)
670,000	7.000	12/15/2047	642,108
Bromley Park Metropolitan District No. 2 GO Bonds Subordinate Series 2018 B (NR/NR)
1,000,000	6.375	12/15/2047	976,180
Buffalo Highlands Metropolitan District GO Bonds Series 2018 A (NR/NR)
2,250,000	5.375	12/01/2048	2,215,327
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,750,000	6.000	12/01/2037	1,760,692
4,000,000	6.125	12/01/2047	4,000,840
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
2,000,000	6.125	12/01/2047	1,930,380
Centerra Metropolitan District No. 1 Special RB Refunding & Improvement Bonds Series 2017 (NR/NR)(d)
6,500,000	5.000	12/01/2047	6,460,350
Clear Creek Station Metropolitan District No. 2 GO Bonds Subordinate Series 2017 B (NR/NR)
500,000	7.375	12/15/2047	499,050
Clear Creek Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
790,000	4.375	12/01/2032	781,452

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Colorado Crossing Metropolitan District No. 2 Limited Property Tax Supported RB Series 2017 (NR/NR)
$7,390,000	7.500%	12/01/2047	$ 7,177,537
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2012 A (A-/NR)
3,500,000	4.500	12/01/2033	3,528,840
3,500,000	5.000	12/01/2033	3,720,500
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2013 A (A-/NR)
3,000,000	5.750	12/01/2036	3,376,950
Colorado Health Facilities Authority RB for The Evangelical Lutheran Good Samaritan Society Project Series 2013 (BBB/WR)
3,000,000	5.625	06/01/2043	3,275,040
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (BBB/NR)
4,410,000	5.000	06/01/2047	4,709,218
Colorado High Performance Transportation Enterprise C-470 Express Lanes RB Series 2017 (BBB/NR)
965,000	5.000	12/31/2047	1,021,780
965,000	5.000	12/31/2051	1,018,085
1,925,000	5.000	12/31/2056	2,026,698
Colorado Regional Transportation District Tax-Exempt Private Activity RB for Denver Transit Partners Eagle P3 Project Series 2010 (BBB+/Baa3)
12,860,000	6.000	01/15/2041	13,081,449
Colorado Springs Urban Renewal Authority RB for Canyon Creek Project Series 2018 A (NR/NR)
3,000,000	5.750	12/01/2047	2,893,470
Copperleaf Metropolitan District No. 2 Limited Tax Convertible to Unlimited Tax GO Refunding Series 2015 (NR/NR)
500,000	5.250	12/01/2030	520,585
2,000,000	5.750	12/01/2045	2,079,500
Copperleaf Metropolitan District No. 3 GO Bonds Series 2017 A (NR/NR)
500,000	5.000	12/01/2037	489,800
700,000	5.125	12/01/2047	674,933
Copperleaf Metropolitan District No. 3 GO Bonds Subordinate Series 2017 B (NR/NR)
506,000	7.625	12/15/2047	492,621
Copperleaf Metropolitan District No. 6 GO Bonds Series 2018 A (NR/NR)
2,000,000	5.250	12/01/2048	1,968,760
Copperleaf Metropolitan District No. 6 GO Bonds Subordinate Series 2018 B (NR/NR)
820,000	7.500	12/15/2048	808,413
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)
1,000,000	5.125	12/01/2037	1,018,880
2,100,000	5.250	12/01/2047	2,135,175
Denver City & County COPS Series 2008 A-1 (AA+/Aa1)(f)(g)
6,500,000	1.700	01/01/2019	6,500,000
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (BB/NR)
11,310,000	5.000	10/01/2032	11,893,483
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(d)
2,655,000	5.000	12/01/2026	3,016,399
5,285,000	5.000	12/01/2027	6,030,555
5,555,000	5.000	12/01/2028	6,292,537
7,200,000	5.000	12/01/2034	7,968,168
4,800,000	4.000	12/01/2035	4,817,760
4,800,000	4.000	12/01/2036	4,807,008

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Denver Colorado Health and Hospital Authority Healthcare RB Series 2007 B (BBB/NR)(c)
	(3 Mo. LIBOR + 1.10%),
$16,160,000	2.935%	12/01/2033	$ 15,371,877
Denver Connection West Metropolitan District GO Bonds Series 2017 A (NR/NR)
2,470,000	5.375	08/01/2047	2,464,517
Denver Connection West Metropolitan District GO Bonds Subordinate Series 2017 B (NR/NR)
1,269,000	8.000	08/01/2047	1,229,521
Denver Health & Hospital Authority COPS Series 2018 (BBB/NR)
425,000	5.000	12/01/2032	478,745
1,175,000	4.000	12/01/2038	1,175,917
1,690,000	5.000	12/01/2048	1,831,419
E-470 Public Highway Authority RB Refunding Capital Appreciation Series 2006 B (NATL-RE) (A/A2)(b)
3,000,000	0.000	09/01/2039	1,151,190
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (A/A2)(b)
15,000,000	0.000	09/01/2028	10,576,050
4,100,000	0.000	09/01/2034	2,191,491
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (A/A2)(b)
1,715,000	0.000	09/01/2028	1,043,200
E-470 Public Highway Authority RB Series 2010 A (A/A2)(b)
20,000,000	0.000	09/01/2040	8,145,800
Green Gables Metropolitan District No. 2 GO Bonds Senior Series 2018 A (NR/NR)
4,500,000	5.750	12/01/2048	4,502,565
High Plains Metropolitan District GO Refunding Bonds Series 2017 (NATL-RE) (NR/Baa2)
2,400,000	4.000	12/01/2047	2,416,056
Lakes at Centerra Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
1,695,000	5.125	12/01/2037	1,697,644
3,445,000	5.250	12/01/2047	3,444,828
Leyden Rock Metropolitan District No. 10 Limited Tax GO Refunding & Improvement Bonds Series 2016 A (NR/NR)
1,250,000	5.000	12/01/2045	1,250,575
North Holly Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
1,260,000	5.500	12/01/2048	1,209,991
North Range Metropolitan District No. 2 GO Refunding Bonds Series 2017 A (NR/NR)
3,270,000	5.625	12/01/2037	3,223,043
5,380,000	5.750	12/01/2047	5,282,998
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2016 (NR/NR)
2,135,000	4.375	12/01/2031	2,034,505
1,825,000	5.000	12/01/2046	1,797,899
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)(d)
1,000,000	5.000	12/01/2040	1,020,940
Prairie Center Metropolitan District No. 3 Limited Property Tax Supported RB Refunding Series 2017 A (NR/NR)(d)
3,000,000	5.000	12/15/2041	3,015,540
Public Authority Colorado Energy RB for Natural Gas Purchase Series 2008 (A-/A3)
4,200,000	6.500	11/15/2038	5,692,764
Serenity Ridge Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
550,000	5.125	12/01/2037	555,852
1,000,000	5.125	12/01/2043	1,004,150

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Serenity Ridge Metropolitan District No. 2 Subordinated GO Limited Tax Bonds Series 2018 B (NR/NR)
$635,000	7.250%	12/15/2035	$ 621,735
Sierra Ridge Metropolitan District No. 2 Douglas County GO Bonds Series 2016 A (NR/NR)
750,000	4.500	12/01/2031	725,700
1,500,000	5.500	12/01/2046	1,515,735
St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
2,550,000	5.125	12/01/2047	2,473,220
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (NR/Baa2)
650,000	5.000	12/01/2039	701,838
Sterling Ranch Community Authority Board Limited Tax Special Senior RB Series 2017 A (MUN GOVT GTD) (NR/NR)
3,250,000	5.000	12/01/2038	3,259,750
18,250,000	5.000	12/01/2047	18,124,988
Stone Creek Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
2,000,000	5.625	12/01/2047	1,945,640
Takoda Metropolitan District Limited Tax GO Refunding Bonds Series 2018 (NR/Baa3)
8,000,000	6.000	12/01/2050	9,025,760
Timnath Ranch Metropolitan District No. 4 Limited Tax GO Refunding Improvement Bonds Series 2018 A (NR/NR)
880,000	5.250	12/01/2037	859,346
2,400,000	5.375	12/01/2047	2,329,656
Vista Ridge Metropolitan District GO Refunding Bonds Limited Tax Subseries 2006 B (NR/NR)(e)
1,725,000	9.500	12/01/2021	2,118,266
Westown Metropolitan District GO Bonds Series 2017 A (NR/NR)
880,000	5.000	12/01/2047	836,141
Whispering Pines Metropolitan District No. 1 GO Bonds Subordinated Series 2017 B (NR/NR)
1,490,000	7.375	12/15/2047	1,439,251
Whispering Pines Metropolitan District No. 1 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
1,000,000	5.000	12/01/2037	999,960
2,500,000	5.000	12/01/2047	2,447,500
Wildwing Metropolitan District No. 5 GO Refunding & Improvement Bond Series 2018 A (NR/NR)
3,470,000	5.375	12/01/2048	3,421,559
Windshire Park Metropolitan District No. 2 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,500,000	6.500	12/01/2047	1,589,310

			274,526,366

Connecticut – 0.8%
City of New Haven GO Bonds Series 2018 A (BBB+/NR)
900,000	5.500	08/01/2034	1,011,078
500,000	5.500	08/01/2035	559,595
420,000	5.500	08/01/2036	468,644
400,000	5.500	08/01/2037	443,976
410,000	5.500	08/01/2038	453,706
Connecticut State GO Bonds Series 2018 C (A/A1)
1,850,000	5.000	06/15/2028	2,129,461
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2001 V-1 (AAA/Aaa)(f)(g)
13,280,000	1.600	01/01/2019	13,280,000
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2001 V-2 (AAA/Aaa)(f)(g)
3,745,000	1.600	01/01/2019	3,745,000

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Connecticut – (continued)
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(d)
$20,265,000	7.000%	02/01/2045	$ 20,563,706
State of Connecticut GO Bonds Series 2018 (A/A1)
4,860,000	5.000	06/15/2027	5,565,089
2,100,000	5.000	06/15/2029	2,378,649
450,000	5.000	06/15/2032	503,136
Town of Hamden Refunding GO Series 2013 (AGM) (AA/A2)
500,000	5.000	08/15/2023	555,555

			51,657,595

Delaware – 0.4%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
4,840,000	5.450	07/01/2035	4,709,175
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (BBB+/Baa1)
3,000,000	5.400	02/01/2031	3,131,490
Delaware Economic Development Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2018 B (A-/NR)
3,785,000	5.000	11/15/2048	4,078,110
Delaware Economic Development Authority RB for Indian River Power LLC Project Series 2010 (NR/Baa3)
2,050,000	5.375	10/01/2045	2,098,298
Delaware Health Facilities Authority RB Refunding for Bayhealth Medical Center Obligated Group Series 2017 A (AA-/NR)
6,130,000	4.000	07/01/2043	6,254,010
University of Delaware RB Series 2005 (AA+/NR)(f)(g)
3,555,000	1.630	01/01/2019	3,555,000

			23,826,083

District of Columbia – 1.2%
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (BBB+/Baa1)
37,100,000	6.500	10/01/2044	46,254,796
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Third Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 C (ASSURED GTY) (AA/A3)
25,000,000	6.500	10/01/2041	31,122,750

			77,377,546

Florida – 12.1%
Aberdeen Community Development District Special Assessment Series 2018 (NR/NR)
635,000	5.000	05/01/2039	636,988
1,035,000	5.100	05/01/2049	1,038,229
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
3,475,000	6.300	05/01/2035	3,476,911
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
1,725,000	3.500	05/01/2031	1,707,888
Arborwood Community Development District RB Capital Improvement Refunding Senior Lien Series 2018 A-1 (AGM) (AA/NR)
4,000,000	3.500	05/01/2032	3,945,280
6,755,000	3.700	05/01/2036	6,644,286

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Arborwood Community Development District RB Capital Improvement Refunding Subordinate Lien Series 2018 A-2 (NR/NR)
$755,000	4.625%	05/01/2028	$ 741,214
2,000,000	5.000	05/01/2036	1,941,200
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B (NR/NR)
6,930,000	6.900	05/01/2025	7,604,635
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-1 (NR/NR)
3,780,000	6.900	05/01/2036	4,097,255
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-2 (NR/NR)
980,000	6.900	05/01/2036	1,051,863
Artisan Lakes East Community Development District RB for Capital Improvement Series 2018 (NR/NR)(d)
1,845,000	5.100	05/01/2039	1,847,804
3,080,000	5.200	05/01/2049	3,084,651
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
750,000	5.750	05/01/2048	742,590
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
1,850,000	6.000	05/01/2048	1,795,221
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-2 (NR/NR)
910,000	6.000	05/01/2029	887,386
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (A-/NR)
1,070,000	3.625	05/01/2031	1,096,643
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
2,370,000	5.250	11/01/2046	2,394,198
Babcock Ranch Community Independent Special District Special Assessment RB Series 2018 (NR/NR)(d)
935,000	5.000	11/01/2049	919,198
750,000	5.125	11/01/2049	737,955
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
375,000	4.500	11/01/2025	384,532
1,000,000	5.000	11/01/2036	1,032,080
1,100,000	5.000	11/01/2048	1,110,989
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB+/NR)
1,970,000	4.250	05/01/2029	2,087,570
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
1,000,000	5.000	05/01/2035	1,016,430
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
970,000	3.750	05/01/2031	1,003,669
1,125,000	4.000	05/01/2037	1,125,742
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (BBB-/NR)
1,610,000	4.250	05/01/2031	1,684,656
2,810,000	4.250	05/01/2037	2,889,298
Bellagio Community Development District Special Assessment Bonds Series 2013 (BBB/NR)
655,000	6.000	11/01/2027	732,827
490,000	3.750	11/01/2031	491,303
3,000,000	6.500	11/01/2043	3,550,710
1,500,000	4.125	11/01/2046	1,479,135

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
$775,000	6.125%	11/01/2033	$ 862,063
1,000,000	6.500	11/01/2043	1,114,430
Bexley Community Development District Special Assessment Bonds Series 2016 (NR/NR)
315,000	3.500	05/01/2021	313,866
500,000	4.100	05/01/2026	496,540
1,755,000	4.700	05/01/2036	1,732,360
3,200,000	4.875	05/01/2047	3,120,608
Bridgewater Community Development District Special Assessment Refunding Bonds for Assessment Area Two Series 2015 (NR/NR)
7,575,000	5.750	05/01/2035	7,964,961
Brookstone Community Development District Special Assessment RB Series 2018 (NR/NR)(d)
600,000	3.875	11/01/2023	596,190
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (NR/Ba2)(d)
17,625,000	5.250	12/01/2058	17,221,035
Carlton Lakes Community Development District Special Assessment RB Series 2018 (NR/NR)
355,000	4.000	05/01/2024	351,624
500,000	5.125	05/01/2038	484,465
1,000,000	5.250	05/01/2049	963,230
Centre Lake Community Development District Special Assessment Series 2016 (NR/NR)
375,000	4.125	12/15/2027	364,189
500,000	4.500	12/15/2032	494,650
975,000	4.700	12/15/2037	967,424
Century Parc Community Development District Special Assessment Refunding Series 2012 (A/NR)
200,000	3.500	11/01/2020	206,486
210,000	3.750	11/01/2021	220,643
215,000	3.875	11/01/2022	226,276
25,000	4.000	11/01/2023	26,444
1,705,000	4.500	11/01/2031	1,799,764
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(d)
500,000	5.500	10/01/2036	489,425
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A+/A1)
1,750,000	4.000	10/01/2034	1,814,872
City of Jacksonville RB for Jacksonville University Project Series 2018 B (NR/NR)(d)
3,000,000	5.000	06/01/2053	3,072,270
CityPlace Community Development District Special Assessment Convertible Capital Appreciation RB Series 2018 (AGM) (AA/A2)(a)
25,620,000	0.000	05/01/2046	19,967,716
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
2,250,000	5.000	05/01/2026	2,500,290
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (A/NR)
2,990,000	3.500	05/01/2032	2,977,263
1,500,000	3.625	05/01/2035	1,493,535
1,750,000	3.750	05/01/2046	1,686,072
Concorde Estates Community Development District RB for Capital Improvement Series 2017 B (NR/NR)(b)
4,705,000	0.000	11/01/2027	2,967,444
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(h)
3,305,000	5.850	05/01/2035	33

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(h)
$3,980,000	5.000%	05/01/2011	$ 40
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,450,000	5.850	05/01/2035	3,449,620
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,130,000	5.850	05/01/2035	1,818,913
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)(b)(h)
2,939,931	0.000	05/01/2017	1,558,163
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(d)
4,295,000	5.125	11/01/2050	4,179,679
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
782,000	4.000	05/01/2031	807,149
1,407,000	4.250	05/01/2038	1,439,657
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (A-/NR)
960,000	3.750	05/01/2029	975,667
Covington Park Community Development District Special Assessment RB for Capital Improvement Series 2018 (BBB/NR)
500,000	4.000	05/01/2038	498,645
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
3,170,000	5.125	11/01/2048	3,077,848
Deer Run Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)(d)
2,250,000	5.400	05/01/2039	2,169,158
3,280,000	5.500	05/01/2044	3,171,038
Del Webb Bexley Community Development District Special Assessment Series 2018 (NR/NR)
2,665,000	5.400	05/01/2049	2,660,843
Downtown Doral South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,000,000	4.750	12/15/2038	967,420
3,000,000	5.000	12/15/2048	2,922,660
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
3,110,000	3.750	05/01/2034	3,116,500
4,295,000	4.000	05/01/2037	4,340,355
East Bonita Beach Road Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,000,000	5.000	11/01/2048	976,450
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (A-/A3)
27,000,000	6.000	08/15/2036	28,496,070
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,005,000	6.375	11/01/2026	1,110,686
3,245,000	7.000	11/01/2045	3,788,278
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2015 (NR/NR)
905,000	5.250	11/01/2035	924,982
1,370,000	5.375	11/01/2046	1,398,140
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (A-/NR)
1,480,000	4.375	05/01/2034	1,515,979
Florida Development Finance Corp. Solid Waste Disposal RB for Waste Pro USA, Inc. Project Series 2017 (AMT) (NR/NR)(d)(f)(g)
1,850,000	5.000	08/01/2022	1,895,547

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Florida Development Finance Corp. Surface Transportation Facility RB for Brightline Passenger Rail Project Series 2017 (AMT) (NR/NR)(d)(f)(g)
$13,800,000	5.625%	01/01/2028	$ 14,217,174
Florida Higher Educational Facilities Financial Authority RB for Jacksonville University Project Series 2018 A-1 (NR/NR)(d)
1,750,000	4.750	06/01/2038	1,787,240
3,000,000	5.000	06/01/2048	3,095,310
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (A-/NR)
600,000	5.000	04/01/2032	644,892
5,820,000	5.250	04/01/2042	6,294,796
Flow Way Community Development District Special Assessment Bonds for Phase 6 Project Series 2017 (NR/NR)
725,000	5.000	11/01/2047	736,209
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (BBB+/NR)
700,000	4.000	05/01/2031	720,594
1,000,000	4.125	05/01/2038	1,010,360
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
3,165,000	5.000	11/15/2026	3,391,329
5,000,000	5.000	11/15/2036	5,251,450
Greater Orlando Aviation Authority Priority Subordinated Airport Facilities RB Series 2017 A (AMT) (A+/A1)
3,540,000	5.000	10/01/2047	3,908,762
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
1,525,000	4.500	05/01/2036	1,479,601
2,305,000	4.625	05/01/2046	2,220,591
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)(d)
1,725,000	4.000	05/01/2031	1,807,541
1,335,000	4.250	05/01/2035	1,392,152
1,810,000	4.250	05/01/2039	1,863,920
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
1,000,000	5.000	05/01/2034	1,045,150
2,170,000	5.125	05/01/2045	2,279,346
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (A/NR)
500,000	5.050	05/01/2031	538,340
500,000	5.150	05/01/2034	536,165
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (AA/NR)
1,540,000	3.400	05/01/2037	1,455,023
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
2,045,000	5.700	05/01/2036	2,054,448
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
2,205,000	4.200	05/01/2031	2,310,994
2,000,000	4.350	05/01/2036	2,057,860
Highlands Community Development District Special Assessment Bonds for Assessment Areas 3B and 5 Project Series 2018 (NR/NR)(d)
1,000,000	4.875	12/15/2038	991,790
1,000,000	5.000	12/15/2048	992,290
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
1,000,000	4.250	05/01/2031	1,060,010
2,150,000	4.250	05/01/2036	2,215,446

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Hillcrest Community Development District Special Assessment Bonds for Capital Improvement Program Series 2018 (NR/NR)
$2,295,000	5.000%	11/01/2048	$ 2,232,438
Islands at Doral III Community Development District Special Assessment Refunding Series 2013 (A-/NR)
2,500,000	4.125	05/01/2035	2,543,025
Isles Bartram Park Community Development District Special Assessment Bonds Series 2017 (NR/NR)
1,000,000	5.000	11/01/2047	995,390
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2013 A (NR/NR)
2,120,000	6.700	05/01/2033	2,267,001
4,765,000	7.000	05/01/2043	5,152,633
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2014 (NR/NR)
6,320,000	5.600	05/01/2044	6,601,746
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)(d)
1,000,000	5.000	05/01/2037	1,002,630
2,370,000	5.125	05/01/2047	2,354,050
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre & NW Sector Project Series 2011 (NR/NR)
19,290,000	8.000	05/01/2040	21,515,487
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
675,000	4.000	05/01/2022	677,403
1,125,000	4.625	05/01/2027	1,140,874
2,500,000	5.250	05/01/2037	2,557,350
5,820,000	5.375	05/01/2047	5,919,173
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project - Phase 1A Series 2018 (NR/NR)
1,175,000	5.000	05/01/2038	1,133,981
2,545,000	5.100	05/01/2048	2,436,659
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project - Phase 1B Series 2018 (NR/NR)(d)
3,760,000	5.450	05/01/2048	3,774,438
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
1,665,000	4.000	05/01/2021	1,673,242
1,335,000	4.250	05/01/2026	1,330,768
3,705,000	5.000	05/01/2036	3,687,512
14,585,000	5.125	05/01/2046	14,425,294
Lee County IDA Health Care Facilities RB Refunding for Shell Point Project Series 2011 B (BBB+/NR)
2,600,000	6.500	11/15/2031	2,856,334
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)
1,435,000	4.000	05/01/2031	1,501,182
1,860,000	4.000	05/01/2036	1,919,818
Long Lake Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
985,000	5.125	05/01/2048	953,726
1,775,000	5.125	05/01/2049	1,717,845
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
4,000,000	5.400	05/01/2030	3,644,680
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
1,950,000	5.375	05/01/2030	1,951,112
Marshall Creek Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,940,000	5.000	05/01/2032	1,930,533

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
McJunkin Parkland Community Development District Special Assessment Bond Series 2018 (NR/NR)(d)
$2,800,000	5.125%	11/01/2038	$ 2,787,708
4,750,000	5.250	11/01/2049	4,699,508
Meadow Pointe II Community Development District Special Assessment RB Series 2018 (AGM) (AA/NR)
1,605,000	4.125	05/01/2039	1,637,341
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2005 (NR/NR)(h)
880,000	5.250	05/01/2015	105,600
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B (NR/NR)(h)
1,380,000	6.150	11/01/2014	165,600
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-1 (NR/NR)
400,000	6.000	05/01/2036	404,832
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-2 (NR/NR)
775,000	6.250	05/01/2038	796,530
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 B (NR/NR)
210,000	6.810	05/01/2020	211,491
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 A (NR/NR)
610,000	7.250	05/01/2035	656,037
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 B (NR/NR)
250,000	7.250	05/01/2022	265,450
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(h)
1,075,000	5.250	05/01/2015	129,000
Mediterranea Community Development District Special Assessment Refunding & Improvement Bonds for Area Two Project Series 2017 (NR/NR)
1,000,000	4.750	05/01/2037	984,630
1,700,000	5.000	05/01/2048	1,655,137
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center of Florida Series 2014 (A-/Baa1)
1,500,000	5.000	11/15/2039	1,585,710
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A+/Aa3)(d)
11,760,000	5.000	03/01/2030	12,900,014
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
600,000	4.000	11/01/2023	605,268
600,000	4.750	11/01/2027	613,092
4,000,000	5.125	11/01/2039	4,055,000
4,135,000	5.250	11/01/2049	4,198,886
Miami-Dade County Educational Facilities Authority RB for University of Miami Series 2018 A (A-/A3)
10,085,000	4.000	04/01/2053	10,193,414
Midtown Miami Community Development District Special Assessment RB Refunding for Parking Garage Project Series 2014 A (NR/NR)
3,445,000	5.000	05/01/2029	3,586,038
3,515,000	5.000	05/01/2037	3,625,020
Miromar Lakes Community Development District RB Refunding for Capital Improvement Series 2015 (NR/NR)
2,720,000	5.000	05/01/2028	2,822,462
1,665,000	5.000	05/01/2035	1,692,356
Monterra Community Development District Special Assessment Refunding Bonds Series 2015 (AGM) (AA/NR)
1,820,000	3.500	05/01/2036	1,785,111

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
$740,000	5.250%	11/01/2035	$ 763,140
1,240,000	5.625	11/01/2045	1,284,441
Naples Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,185,000	5.125	11/01/2048	1,150,552
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-1 (NR/NR)
1,855,000	5.750	05/01/2038	1,855,352
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-1 (NR/NR)
20,000	5.000	05/01/2019	19,981
New River Community Development District Special Assessment Series 2006 B (NR/NR)(h)
3,260,000	5.000	05/01/2013	33
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,680,000	5.000	04/01/2024	1,801,363
1,765,000	5.000	04/01/2025	1,887,950
1,005,000	5.000	04/01/2026	1,074,687
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,680,000	5.375	11/01/2038	1,679,849
3,300,000	5.500	11/01/2049	3,299,736
Overoaks Community Development District Special Assessment for Capital Improvement Series 2010 A-1 (NR/NR)
915,000	6.125	05/01/2035	916,043
Overoaks Community Development District Special Assessment for Capital Improvement Series 2010 A-2 (NR/NR)
1,270,000	6.125	05/01/2035	1,271,448
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (A/NR)
400,000	4.000	11/01/2038	404,528
3,290,000	4.200	11/01/2048	3,342,870
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (A/NR)
3,155,000	3.750	05/01/2031	3,230,089
2,040,000	4.000	05/01/2036	2,085,472
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (BBB-/NR)
700,000	4.000	05/01/2027	690,249
2,380,000	5.000	05/01/2039	2,361,745
Panther Trace II Community Development District Special Assessment RB Refunding Series 2014 (AGM) (AA/NR)
530,000	4.125	05/01/2035	543,483
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (A-/NR)
2,285,000	4.700	05/01/2049	2,366,232
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (BBB/NR)
800,000	4.375	05/01/2031	833,400
1,065,000	4.500	05/01/2034	1,106,897
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (A-/NR)
3,225,000	4.375	05/01/2036	3,309,850
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (BBB/NR)
2,805,000	4.750	05/01/2033	2,921,660
Preserve at South Branch Community Development District Special Assessment Phase 1 Series 2018 (NR/NR)
1,045,000	5.375	11/01/2049	1,043,349
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 1 (NR/NR)
3,015,000	6.600	05/01/2033	2,992,599

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 2 (NR/NR)
$835,000	6.600%	05/01/2036	$ 828,103
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 3 (NR/NR)
2,465,000	6.600	05/01/2033	2,446,685
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 A (NR/NR)
3,070,000	5.000	05/01/2025	3,189,576
6,830,000	5.000	05/01/2033	6,944,266
Reunion East Community Development District Special Assessment Series 2002 A-2 (NR/NR)(h)
2,170,000	7.200	05/01/2022	22
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB+/NR)
2,390,000	4.000	05/01/2031	2,468,129
River Hall Community Development District Special Assessment for Capital Improvement Series 2011 A (NR/NR)
4,630,000	5.450	05/01/2036	4,573,421
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
1,140,000	5.500	05/01/2020	1,143,226
Sherwood Manor Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
3,800,000	5.250	11/01/2049	3,714,576
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
1,310,000	5.000	05/01/2038	1,255,858
2,505,000	5.375	05/01/2049	2,428,322
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
1,345,000	4.250	11/01/2037	1,377,347
330,000	4.125	11/01/2040	328,337
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (A/NR)
800,000	3.500	05/01/2032	805,120
500,000	3.625	05/01/2035	502,060
1,715,000	3.750	05/01/2038	1,718,207
South Village Community Development District Capital Improvement and Special Assessment Refunding Subordinate Lien Series 2016 A-2 (NR/NR)
555,000	4.350	05/01/2026	554,206
490,000	4.875	05/01/2035	485,345
95,000	5.000	05/01/2038	94,296
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
2,010,000	5.250	05/01/2034	2,137,293
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,855,000	5.800	05/01/2035	3,701,494
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,875,000	5.800	05/01/2035	2,521,806
Spring Lake Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(d)
1,250,000	5.125	11/01/2037	1,263,950
1,790,000	5.250	11/01/2047	1,813,843
Spring Ridge Community Development District Special Assessment RB Series A-1 (NR/NR)
1,245,000	4.800	05/01/2035	1,158,136
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)(h)
418,112	5.500	11/01/2010	267,592

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
$2,160,000	5.000%	05/01/2034	$ 2,257,157
Stoneybrook South Community Development District Special Assessment Bonds Refunding for Assessment Area Two-A Project Series 2014 (NR/NR)
1,500,000	5.125	11/01/2034	1,619,640
3,500,000	5.500	11/01/2044	3,889,165
Stoneybrook South Community Development District Special Assessment RB Refunding for Assessment Area One Project Series 2013 (NR/NR)
2,435,000	6.500	05/01/2039	2,750,917
Talis Park Community Development District Capital Improvement RB Refunding Subordinate Series 2016 A-2 (NR/NR)
505,000	3.250	05/01/2021	499,516
965,000	3.750	05/01/2026	936,619
1,600,000	4.000	05/01/2033	1,520,976
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,370,000	5.250	11/01/2034	1,381,508
2,360,000	6.000	11/01/2044	2,498,272
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
390,000	4.250	05/01/2026	395,581
1,110,000	4.800	05/01/2036	1,118,802
1,715,000	5.000	05/01/2046	1,730,590
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (A+/NR)
700,000	3.375	05/01/2032	689,255
1,345,000	3.600	05/01/2037	1,321,879
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (AA/NR)
1,650,000	3.500	05/01/2032	1,641,239
1,800,000	3.750	05/01/2040	1,755,972
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/NR)(d)
410,000	5.625	05/01/2040	407,196
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/NR)
300,000	5.125	05/01/2039	296,064
Toscana Isles Community Development District Special Assessment RB Series 2014 (NR/NR)
380,000	5.750	11/01/2027	410,035
1,965,000	6.250	11/01/2044	2,184,235
Toscana Isles Community Development District Special Assessment RB Series 2018 (NR/NR)
2,840,000	5.375	11/01/2039	2,823,926
4,750,000	5.500	11/01/2049	4,714,707
Touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,560,000	4.625	06/15/2038	1,506,554
2,445,000	4.750	06/15/2048	2,365,880
Town of Davie RB Refunding for Nova Southeastern University, Inc. Series 2018 (A-/Baa1)
13,300,000	5.000	04/01/2048	14,566,160
Trevesta Community Development District Special Assessment Area 1 Phase 2 Project Series 2018 (NR/NR)(d)
1,000,000	5.375	11/01/2049	998,420
Triple Creek Community Development District Special Assessment Series 2017 A (NR/NR)
1,550,000	5.250	11/01/2027	1,588,564
2,745,000	6.125	11/01/2046	2,851,314

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Triple Creek Community Development District Special Assessment Series 2018 A (NR/NR)(d)
$830,000	4.700%	11/01/2029	$ 821,758
1,605,000	5.125	11/01/2038	1,586,960
2,295,000	5.375	11/01/2048	2,263,926
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2018 (NR/NR)
1,200,000	5.000	11/01/2039	1,165,152
1,850,000	5.125	11/01/2049	1,792,761
TSR Community Development District Special Assessment RB for 2016 Project Series 2016 (NR/NR)
570,000	3.500	11/01/2021	567,401
1,340,000	4.000	11/01/2027	1,318,399
3,160,000	4.625	11/01/2037	3,046,208
2,790,000	4.750	11/01/2047	2,675,694
TSR Community Development District Special Assessment RB for Village 4 Project Series 2015 A (NR/NR)
250,000	4.250	11/01/2021	252,258
2,430,000	5.625	11/01/2045	2,502,827
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (A/NR)
2,265,000	4.375	05/01/2035	2,359,541
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (A/NR)
1,710,000	3.500	05/01/2032	1,734,282
2,550,000	3.625	05/01/2037	2,568,717
Two Creeks Community Development District RB Refunding for Capital Improvement Subordinate Lien Series 2016 A-2 (NR/NR)
615,000	4.750	05/01/2037	597,140
Two Lakes Community Development District Special Assessment Series 2017 (NR/NR)(d)
1,530,000	3.250	12/15/2022	1,506,545
2,000,000	4.000	12/15/2028	1,932,920
1,000,000	5.000	12/15/2032	1,008,330
1,705,000	5.000	12/15/2037	1,692,571
3,800,000	5.000	12/15/2047	3,703,442
Union Park East Community Development District Capital Improvement RB for Assessment Area One Series 2017 A-1 (NR/NR)(d)
2,425,000	5.500	11/01/2047	2,461,593
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
500,000	5.500	05/01/2034	509,225
750,000	6.125	05/01/2042	771,810
Venetian Parc Community Development District Special Assessment Area One Project Series 2013 (NR/NR)
505,000	6.000	11/01/2027	561,520
2,050,000	6.500	11/01/2043	2,590,749
Venetian Parc Community Development District Special Assessment Area Two Project Series 2013 (NR/NR)
725,000	6.375	11/01/2027	775,083
2,300,000	7.125	11/01/2044	2,627,796
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)(d)
335,000	4.000	05/01/2024	334,986
4,655,000	5.125	05/01/2049	4,555,104
Veranda Community Development District II Special Assessment Area 1 Gardens East Project Series 2018 A (NR/NR)
1,000,000	5.000	11/01/2039	989,720
1,700,000	5.125	11/01/2049	1,672,698
Veranda Community Development District II Special Assessment Area 2 Preserve West Project Series 2018 A (NR/NR)
980,000	5.000	11/01/2039	969,926
1,600,000	5.125	11/01/2049	1,574,304

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Veranda Community Development District II Special Assessment Area 3 4 & 5 Series 2018 B (NR/NR)
$2,155,000	5.875%	11/01/2032	$ 2,133,709
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
1,075,000	3.375	05/01/2021	1,069,131
2,450,000	3.750	05/01/2026	2,371,943
4,360,000	4.000	05/01/2031	4,151,243
1,750,000	4.125	05/01/2034	1,659,192
1,000,000	4.250	05/01/2037	946,240
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(d)
1,985,000	4.000	05/01/2031	2,048,837
2,940,000	4.000	05/01/2037	2,956,435
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
745,000	5.125	11/01/2035	762,299
1,000,000	5.250	11/01/2046	1,020,640
Village Community Development District No. 09 Special Assessment RB Series 2011 (NR/NR)
4,505,000	7.000	05/01/2041	4,988,522
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
2,600,000	5.000	05/01/2032	2,778,022
5,990,000	5.125	05/01/2043	6,443,203
Village Community Development District No. 10 Special Assessment RB Series 2014 (NR/NR)
4,600,000	6.000	05/01/2044	5,169,894
Village Community Development District No. 12 Special Assessment RB Series 2018 (NR/NR)(d)
1,000,000	4.250	05/01/2043	984,290
13,800,000	4.375	05/01/2050	13,602,246
Village Community Development District No. 5 Special Assessment RB Refunding Phase I Series 2013 (A/NR)
1,560,000	4.000	05/01/2033	1,579,734
Village Community Development District No. 5 Special Assessment RB Refunding Phase II Series 2013 (A/NR)
1,230,000	4.000	05/01/2034	1,243,112
Village Community Development District No. 8 Special Assessment Refunding Phase II Series 2010 (NR/NR)
7,535,000	6.125	05/01/2039	7,880,103
Village Community Development District No. 9 Special Assessment Refunding Series 2012 (NR/NR)
1,875,000	5.500	05/01/2042	1,970,663
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
1,000,000	3.750	11/01/2031	1,008,080
1,000,000	4.000	11/01/2036	1,001,290
1,300,000	4.125	11/01/2046	1,267,344
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
3,080,000	5.500	05/01/2034	3,222,789
3,825,000	5.750	05/01/2044	4,032,315
Watergrass Community Development District II Special Assessment Bonds Series 2018 (NR/NR)
4,040,000	5.250	05/01/2049	3,897,226
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
14,000	5.350	05/01/2039	13,349
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)
335,000	6.600	05/01/2039	320,541

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Waters Edge Community Development District Pasco County Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
$3,235,000	4.200%	05/01/2036	$ 3,314,355
Waterset Central Community Development District Special Assessment Bond Series 2018 (NR/NR)(d)
440,000	4.000	11/01/2024	437,492
1,640,000	5.125	11/01/2038	1,607,872
2,800,000	5.250	11/01/2049	2,730,476
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
1,210,000	5.125	11/01/2035	1,245,187
1,950,000	5.500	11/01/2045	2,011,522
Westside Community Development District Special Assessment RB for Solara Phase 1 Assessment Area Series 2018 (NR/NR)(d)
550,000	5.000	05/01/2038	539,275
600,000	5.200	05/01/2048	593,718
Winding Cypress Community Development District Special Assessment Phase 1 and Phase 2 Assessment Area Series 2015 (NR/NR)
140,000	4.000	11/01/2020	140,610
400,000	4.375	11/01/2025	405,044
1,770,000	5.000	11/01/2045	1,771,894
Wiregrass Community Development District Capital Improvement RB Series 2014 (NR/NR)
455,000	5.375	05/01/2035	470,352
3,045,000	5.625	05/01/2045	3,146,916
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
780,000	4.875	05/01/2036	775,889
1,445,000	5.000	05/01/2047	1,408,572

			757,443,602

Georgia – 1.2%
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 A-1 (A+/Aa3)
1,500,000	5.250	07/01/2040	1,694,985
5,500,000	5.250	07/01/2044	6,194,210
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 B (A/A1)
1,000,000	4.000	07/01/2040	1,016,020
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (BB+/Baa3)
11,700,000	8.750	06/01/2029	12,702,105
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
1,690,000	5.250	11/01/2028	1,638,168
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (BBB-/NR)
900,000	5.000	03/01/2047	922,365
900,000	5.125	03/01/2052	926,820
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(c)
(3 Mo. LIBOR + 0.65%),
49,820,000	2.255	10/01/2033	46,130,829
Rockdale County Development Authority RB Refunding for Pratt Paper LLC Project Series 2018 (AMT) (NR/NR)(d)
3,500,000	4.000	01/01/2038	3,360,245

			74,585,747

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Guam – 1.3%
A.B. Won Pat International Airport Authority RB Refunding General Series 2013 B (AGM) (AA/A2)
$1,500,000	5.750%	10/01/2043	$ 1,701,660
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (B+/NR)
2,500,000	6.625	12/01/2030	2,554,300
3,355,000	6.875	12/01/2040	3,446,558
Guam Government Limited Obligation RB Section 30 Series 2016 A (BB/NR)
500,000	5.000	12/01/2031	535,705
4,515,000	5.000	12/01/2046	4,688,060
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (AGM) (AA/A2)
7,300,000	6.125	10/01/2043	8,350,032
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (BBB+/Baa2)
2,560,000	6.375	10/01/2043	2,911,360
Guam Power Authority RB Series 2010 A (BBB/Baa2)(e)
10,000,000	5.500	10/01/2020	10,619,800
Guam Waterworks Authority RB for Water & Wastewater System Series 2010 (A-/Baa2)(e)
10,365,000	5.625	07/01/2020	10,935,904
Guam Waterworks Authority RB for Water & Wastewater System Series 2013 (A-/Baa2)
14,455,000	5.500	07/01/2043	15,400,068
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
9,675,000	5.000	01/01/2046	10,180,906
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
1,150,000	5.000	07/01/2033	1,251,131
960,000	5.000	07/01/2035	1,037,174
1,920,000	5.000	07/01/2036	2,067,149
1,440,000	5.000	07/01/2037	1,543,910
Port Authority of Guam RB Series 2018 A (A/Baa2)
2,500,000	5.000	07/01/2048	2,718,525

			79,942,242

Illinois – 15.4%
Chicago Board of Education GO Bonds for Build America Bonds Series 2009 E (B+/B2)
1,400,000	5.382	12/01/2023	1,391,124
5,440,000	5.482	12/01/2024	5,394,304
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (A/NR)
16,000,000	6.000	04/01/2046	18,179,200
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2017 (A/NR)
1,700,000	5.000	04/01/2042	1,798,702
1,625,000	5.000	04/01/2046	1,714,700
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (B+/Baa2)(b)
3,525,000	0.000	12/01/2027	2,457,383
440,000	0.000	12/01/2028	292,569
9,125,000	0.000	12/01/2029	5,779,319
6,905,000	0.000	12/01/2030	4,155,084
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (B+/Baa2)(b)
125,000	0.000	12/01/2029	79,169
150,000	0.000	12/01/2030	90,262
Chicago Illinois Board of Education GO Bonds Capital Appreciation Refunding for School Reform Series 1999 A (NATL-RE) (B+/Baa2)(b)
15,550,000	0.000	12/01/2031	8,876,407

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education GO Bonds Series 2017 A (B+/NR)(d)
$5,500,000	7.000%	12/01/2046	$ 6,381,595
Chicago Illinois Board of Education GO Refunding Bonds for School Reform Series 1999 A (NATL-RE) (B+/Baa2)
9,685,000	5.500	12/01/2026	10,650,788
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (B+/B2)
8,965,000	5.500	12/01/2029	10,034,793
Chicago Illinois Board of Education GO Refunding Bonds Series 2010 F (B+/B2)
1,300,000	5.000	12/01/2031	1,310,309
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (B+/NR)
19,705,000	5.250	12/01/2035	20,216,936
10,235,000	5.250	12/01/2039	10,395,485
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Revenues Series 2011 A (B+/B2)
515,000	5.500	12/01/2039	522,704
790,000	5.000	12/01/2041	790,174
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2005 A (AMBAC) (B+/B2)
2,300,000	5.500	12/01/2030	2,564,178
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (B+/B2)
9,750,000	6.038	12/01/2029	9,532,770
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (B+/NR)
54,475,000	7.000	12/01/2044	61,723,988
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (B+/NR)
61,135,000	6.500	12/01/2046	68,033,473
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (AA/NR)
1,500,000	5.000	12/01/2029	1,683,015
1,250,000	5.000	12/01/2030	1,398,075
1,025,000	5.000	12/01/2031	1,142,793
1,000,000	5.000	12/01/2032	1,111,400
1,250,000	5.000	12/01/2034	1,378,313
1,000,000	5.000	12/01/2035	1,098,300
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (BBB+/Ba1)(b)
11,415,000	0.000	01/01/2032	6,426,759
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
1,700,000	5.500	01/01/2037	1,783,895
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
8,375,000	5.250	01/01/2033	8,706,315
6,295,000	5.000	01/01/2034	6,465,532
10,500,000	5.000	01/01/2036	10,737,195
Chicago Illinois GO Bonds Project Refunding Series 2017 A (BBB+/NR)
6,100,000	6.000	01/01/2038	6,786,555
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
6,170,000	5.250	01/01/2035	6,286,798
3,000,000	5.000	01/01/2040	3,032,280
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
18,325,000	5.000	01/01/2033	18,655,949
3,850,000	5.000	01/01/2034	3,913,063
Chicago Illinois GO Bonds Series 2010 B (BBB+/Ba1)
3,145,000	7.517	01/01/2040	3,447,140
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
4,180,000	5.500	01/01/2039	4,372,907

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois GO Bonds Series 2015 B (BBB+/NR)
$14,603,000	7.375%	01/01/2033	$ 16,056,729
Chicago Illinois GO Refunding & Project Bonds Series 2009 C (BBB+/Ba1)
1,170,000	5.000	01/01/2034	1,171,006
Chicago Illinois GO Refunding Bonds for Taxable Project Series 2014 B (BBB+/Ba1)
7,350,000	6.314	01/01/2044	7,240,485
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 E (BBB+/Ba1)
3,775,000	5.500	01/01/2042	3,935,173
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 F (BBB+/Ba1)
2,500,000	5.500	01/01/2042	2,606,075
Chicago Illinois GO Refunding Bonds Series 2009 C (BBB+/Ba1)
3,825,000	5.000	01/01/2040	3,827,601
Chicago Illinois GO Refunding Bonds Series 2012 B (BBB+/Ba1)
7,350,000	5.432	01/01/2042	6,515,702
Chicago Illinois GO Refunding Bonds Series 2014 A (BBB+/Ba1)
4,230,000	5.000	01/01/2035	4,335,073
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
14,300,000	5.000	01/01/2038	14,707,693
Chicago Illinois Second Lien RB Refunding for Wastewater Transmission RMKT 10/19/15 Series 2008 C (A/NR)
1,500,000	5.000	01/01/2039	1,601,490
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (AA/NR)
1,950,000	5.250	01/01/2042	2,157,519
5,460,000	4.000	01/01/2052	5,471,138
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2000 (A/Baa2)
1,500,000	5.000	11/01/2028	1,690,020
1,050,000	5.000	11/01/2029	1,179,139
1,000,000	5.000	11/01/2030	1,117,120
Cortland Illinois Special Service Area No. 9 Special Tax Bonds for Richland Trails Project Series 2007-1 (NR/NR)
2,033,000	5.800	03/01/2037	1,941,291
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
1,349,000	5.625	03/01/2036	1,349,378
Illinois Finance Authority Multifamily Housing RB for Better Housing Foundation Ernst Portfolio Project Series 2018 A (CCC-/NR)
1,500,000	5.100	12/01/2043	997,845
2,150,000	5.250	12/01/2053	1,389,180
Illinois Finance Authority RB for Blue Island LLC Series 2018 A-1 (BBB+/NR)
1,400,000	5.000	12/01/2053	1,335,586
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (BBB-/NR)
805,000	6.125	05/15/2027	834,447
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (NR/NR)(e)
445,000	6.125	05/15/2020	469,987
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A (NR/NR)(d)
32,565,000	6.750	10/01/2046	32,567,280
Illinois Finance Authority RB for Northwestern Memorial Healthcare Obligation Group Series 2007 A-4 (AA+/Aa2)(f)(g)
3,365,000	1.630	01/01/2019	3,365,000
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
1,645,000	4.000	05/15/2027	1,652,353
2,825,000	5.000	05/15/2037	2,904,241
1,055,000	5.000	05/15/2047	1,075,805

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority RB Refunding for Franciscan Communities, Inc. Series 2013 A (BBB-/NR)
$4,500,000	5.250%	05/15/2047	$ 4,612,500
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa1)
490,000	5.000	09/01/2036	529,078
3,470,000	5.000	09/01/2046	3,694,474
Illinois Finance Authority RB Refunding for OSF Healthcare System Series 2010 A (A/A2)
3,395,000	6.000	05/15/2039	3,523,467
Illinois Finance Authority Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (B+/B2)(g)
15,650,000	6.750	10/15/2040	16,360,354
Illinois State GO Bonds Series 2012 (BBB-/Baa3)
500,000	5.000	03/01/2031	511,700
750,000	5.000	03/01/2037	759,570
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
5,050,000	5.500	07/01/2038	5,282,654
Illinois State GO Bonds Series 2014 (AGM) (AA/A2)
20,000,000	5.000	02/01/2039	21,259,600
Illinois State GO Bonds Series 2014 (BBB-/Baa3)
2,500,000	5.000	05/01/2029	2,602,925
10,000,000	5.000	05/01/2030	10,358,500
2,000,000	5.000	04/01/2031	2,065,920
5,000,000	5.000	05/01/2031	5,167,200
5,000,000	5.000	05/01/2039	5,093,250
Illinois State GO Bonds Series 2016 (BBB-/Baa3)
4,415,000	5.000	11/01/2021	4,615,838
Illinois State GO Bonds Series 2017 A (BBB-/Baa3)
9,500,000	5.000	12/01/2035	9,894,725
1,770,000	4.500	12/01/2041	1,703,766
4,730,000	5.000	12/01/2042	4,859,886
Illinois State GO Bonds Series 2017 C (BBB-/Baa3)
52,270,000	5.000	11/01/2029	55,483,560
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
5,845,000	5.000	11/01/2025	6,248,539
67,685,000	5.000	11/01/2027	72,674,061
19,465,000	5.000	11/01/2028	20,780,250
Illinois State GO Bonds Series 2018 A (BBB-/Baa3)
5,280,000	5.000	05/01/2042	5,430,321
5,280,000	5.000	05/01/2043	5,426,309
Illinois State GO Refunding Bonds Series 2012 (BBB-/Baa3)
7,300,000	5.000	08/01/2021	7,605,943
Illinois State GO Refunding Bonds Series 2016 (AGM) (AA/A2)
20,175,000	4.000	02/01/2030	20,979,983
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
2,013,000	6.250	03/01/2034	2,016,160
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL-RE) (BBB/Baa2)(b)
13,500,000	0.000	12/15/2032	7,306,200
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (ETM) (NATL-RE) (NR/NR)(b)(e)
530,000	0.000	06/15/2030	382,883
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (BBB/NR)(b)
9,370,000	0.000	06/15/2030	5,743,904
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2010 B1 (AGM) (AA/A2)(b)
3,200,000	0.000	06/15/2044	1,010,752

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Metropolitan Pier & Exposition Authority RB Refunding for Mccormick Place Expansion Dedicated Sales Tax Project Series 2010 B2 (ST APPROP) (BBB/Ba1)
$50,030,000	5.000%	06/15/2050	$ 50,118,553
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 A (BBB/NR)(b)
66,700,000	0.000	12/15/2056	10,055,692
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (AGM) (AA/A2)(b)
18,400,000	0.000	12/15/2056	3,203,256
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (BBB/NR)(b)
64,400,000	0.000	12/15/2054	10,730,972
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)(h)
4,555,000	6.000	03/01/2036	3,416,250
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	4.750	10/01/2029	890,131
1,010,000	4.750	10/01/2032	1,050,299
Regional Transportation Authority Illinois GO Bonds Series 2016 A (AA/A2)
7,730,000	4.000	06/01/2046	7,808,923
Southwestern Illinois Development Authority Health Facility RB for Memorial Group, Inc. Series 2013 (NR/NR)(e)
19,200,000	7.125	11/01/2023	23,587,008
5,000,000	7.625	11/01/2023	6,256,550
Southwestern Illinois Development Authority RB Capital Appreciation for United States Steel Corporation Project Series 2012 (AMT) (B/B2)
12,505,000	5.750	08/01/2042	12,512,378
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
13,625,000	4.000	03/01/2040	13,802,806
State of Illinois GO Bonds Series 2010 (BBB-/Baa3)
7,500,000	5.250	02/01/2028	7,507,800
State of Illinois GO Bonds Series 2010 A (BBB-/Baa3)
3,500,000	4.000	01/01/2021	3,547,600
State of Illinois GO Bonds Series 2017 D (BBB-/Baa3)
5,490,000	3.250	11/01/2026	5,159,118
7,840,000	5.000	11/01/2026	8,405,577
State of Illinois GO Refunding Bonds Series 2018 A (BBB-/Baa3)
3,000,000	5.000	10/01/2027	3,221,640
8,230,000	5.000	10/01/2028	8,833,259
Village of Romeoville RB Refunding for Lewis University Series 2018 B (BBB+/NR)
540,000	4.125	10/01/2041	518,011
1,080,000	4.125	10/01/2046	1,021,032

			959,917,183

Indiana – 0.5%
Gary/Chicago International Airport Authority Airport Development Zone RB Series 2014 (AMT) (BBB+/NR)
1,300,000	5.000	02/01/2029	1,435,122
1,250,000	5.250	02/01/2034	1,378,425
1,500,000	5.000	02/01/2039	1,611,030
Indiana Finance Authority Environmental Improvement RB for United States Steel Corp. Project Series 2012 (AMT) (B/B2)
795,000	5.750	08/01/2042	796,224
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2011 N (AA/Aa2)(e)
2,000,000	5.125	03/01/2021	2,138,080

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Indiana – (continued)
Indiana Finance Authority Midwestern Disaster Relief RB for Ohio Valley Electric Co. Project Series 2012 A (BB+/Ba1)
$6,825,000	5.000%	06/01/2039	$ 6,629,191
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (BBB+/NR)
6,250,000	5.000	07/01/2048	6,573,000
Indiana Municipal Power Agency Power Supply System RB Refunding Series 2016 A (A+/A1)
7,750,000	5.000	01/01/2042	8,645,668
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (AMT) (NR/WR)(h)
7,520,823	6.500	11/15/2031	2,256

			29,208,996

Kentucky – 1.1%
Kentucky Economic Development Finance Authority Hospital RB for Owensboro Medical Health System, Inc. Series 2010 A (BB+/Baa3)(e)
8,000,000	6.375	06/01/2020	8,497,120
8,250,000	6.500	06/01/2020	8,775,773
Kentucky Economic Development Finance Authority Hospital RB Refunding for Louisville Arena Authority, Inc. Series 2017 A (AGM) (AA/A2)
900,000	4.000	12/01/2041	916,200
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (AA/A2)
3,300,000	4.000	06/01/2037	3,347,058
3,000,000	4.000	06/01/2045	3,021,240
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 B (AGM) (AA/A2)
1,000,000	4.000	06/01/2037	1,014,260
Kentucky Public Energy Authority Gas Supply RB Series 2018 C-1 (A/A3)(f)(g)
37,725,000	4.000	06/01/2025	39,564,471
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2013 A (A-/NR)
5,000,000	5.750	10/01/2042	5,577,800

			70,713,922

Louisiana – 2.4%
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Westlake Chemical Corp. Projects Series 2010 A-2 (BBB/Baa2)
5,000,000	6.500	11/01/2035	5,333,600
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Women’s Hospital Foundation Project Series 2010 A (NR/A2)(e)
19,265,000	6.000	10/01/2020	20,613,357
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. - Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
2,600,000	5.000	10/01/2039	2,901,834
4,850,000	4.000	10/01/2041	4,896,172
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A/A2)
14,475,000	3.375	09/01/2028	14,350,805
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A/A2)
13,950,000	3.500	06/01/2030	13,755,816

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Louisiana – (continued)
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A-/A3)
$12,725,000	4.000%	05/15/2042	$ 12,686,189
21,250,000	5.000	05/15/2046	22,731,762
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (AMT) (A-/A3)
32,395,000	5.000	01/01/2045	34,730,356
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2017 B (AMT) (A-/A3)
4,850,000	5.000	01/01/2048	5,261,910
New Orleans Aviation Board Gulf Opportunity Zone RB for Consolidated Rental Car Project Series 2009 A (A/Baa1)
7,470,000	6.500	01/01/2040	7,470,000
Port of New Orleans Board of Commissioners RB Series 2018 A (AGM) (AA/A2)
2,000,000	5.000	04/01/2048	2,226,740

			146,958,541

Maine – 0.2%
Maine Health & Higher Educational Facilities Authority RB for Maine Medical Center 2018 A (A+/A1)
4,000,000	5.000	07/01/2043	4,467,440
5,250,000	5.000	07/01/2048	5,836,635

			10,304,075

Maryland – 0.8%
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
2,950,000	4.500	09/01/2033	3,002,834
1,500,000	5.000	09/01/2038	1,567,440
County of Montgomery GO Bonds for Consolidated Public Improvement Series 2017 E (AAA/Aaa)(f)(g)
5,000,000	1.700	01/01/2019	5,000,000
County of Prince George’s Special Obligation Bonds for Westphalia Town Center Project Series 2018 (NR/NR)(d)
1,885,000	5.250	07/01/2048	1,904,642
Frederick County Maryland Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 A (NR/NR)
2,955,000	7.250	07/01/2043	3,063,389
Frederick County Maryland Tax Incremental & Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 B (NR/NR)(d)
8,825,000	7.125	07/01/2043	9,353,265
Maryland Economic Development Corp. RB for Baltimore City Project Series 2018 A (BBB/NR)
2,375,000	5.000	06/01/2058	2,521,371
Maryland Stadium Authority RB for Baltimore City Public Schools Construction & Revitalization Program Series 2016 (AA-/Aa3)
10,000,000	5.000	05/01/2046	11,105,000
Maryland State Health & Higher Educational Facilities Authority RB for Doctors Community Hospital Series 2010 (BB+/WR)(e)
9,500,000	5.750	07/01/2020	10,043,590
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2012 (BBB/Baa2)
2,100,000	5.000	07/01/2031	2,227,596

			49,789,127

Massachusetts – 0.6%
Massachusetts Development Finance Agency RB for Linden Ponds, Inc. Series 2018 (BB/NR)(d)
1,000,000	5.000	11/15/2033	1,037,010
900,000	5.000	11/15/2038	915,381
2,350,000	5.125	11/15/2046	2,385,320

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts Development Finance Agency RB for Simmons College Issue Series 2015 K-1 (BBB+/Baa1)
$1,950,000	5.000%	10/01/2036	$ 2,113,293
Massachusetts Development Finance Agency RB for Suffolk University Issue Series 2009 A (NR/Baa2)
4,215,000	5.750	07/01/2039	4,279,784
Massachusetts Development Finance Agency RB Series 2013 A (NR/NR)(d)(e)
2,250,000	6.500	11/15/2023	2,701,035
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE) (AA/Aa1)(c)
	(3 Mo. LIBOR + 0.57%),
15,405,000	2.273	05/01/2037	14,910,962
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (FGIC) (AA+/Aa1)(c)
	(3 Mo. LIBOR + 0.57%),
3,000,000	2.273	05/01/2037	2,903,790
Massachusetts State GO Bonds Consolidated Loan Series 2018 D (AA/Aa1)
6,370,000	4.000	05/01/2039	6,564,986

			37,811,561

Michigan – 2.1%
City of Detroit Financial Recovery Series 2014 B-1 (NR/NR)(g)
36,780,536	4.000	04/01/2034	31,890,196
City of Detroit Financial Recovery Series 2014 B-2 (NR/NR)(g)
971,333	4.000	04/01/2034	833,035
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (AA/NR)
3,495,000	5.000	07/01/2037	3,719,030
15,335,000	5.000	07/01/2048	16,169,837
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC) (Q-SBLF) (AA/Aa1)
3,500,000	6.000	05/01/2020	3,678,185
3,000,000	6.000	05/01/2021	3,240,120
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (AA/A2)(c)
	(3 Mo. LIBOR + 0.60%),
4,675,000	2.205	07/01/2032	4,461,399
Detroit Michigan Water & Sewerage Department Sewage Disposal System RB Refunding Senior Lien Series 2012 A (A+/A2)
2,000,000	5.250	07/01/2039	2,146,180
Karegnondi Water Authority Water Supply System RB Refunding for Karegnondi Water Pipeline Series 2018 (A/NR)
1,425,000	5.000	11/01/2045	1,561,116
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A2)
2,175,000	5.000	07/01/2032	2,403,114
1,750,000	5.000	07/01/2033	1,928,867
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage disposal System Second Lien Series 2015 C (A/A3)
355,000	5.000	07/01/2033	393,301
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2014 D-1 (AGM) (AA/A2)
2,600,000	5.000	07/01/2035	2,864,368
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2015 D-1 (AA-/A2)
1,250,000	5.000	07/01/2034	1,380,225

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2015 D-2 (A+/A3)
$2,100,000	5.000%	07/01/2034	$ 2,318,778
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (AA-/A2)
750,000	5.000	07/01/2035	826,290
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (AGM) (AA/A2)
22,545,000	4.125	06/30/2035	22,849,583
7,065,000	4.500	06/30/2048	7,138,688
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (CCC+/NR)(b)
238,600,000	0.000	06/01/2052	11,405,080
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(b)
180,100,000	0.000	06/01/2052	8,235,973

			129,443,365

Minnesota – 0.6%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2012 (NR/NR)
2,500,000	5.750	06/15/2032	2,704,925
3,750,000	6.000	06/15/2039	4,086,488
Duluth Economic Development Authority Health Care Facilities RB Refunding for Essentia Health Obligated Group Series 2018 A (A-/NR)
3,265,000	4.250	02/15/2048	3,254,029
23,575,000	5.250	02/15/2053	25,977,057
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (BBB-/NR)
2,400,000	5.000	05/01/2047	2,523,288

			38,545,787

Mississippi – 0.8%
Jackson County PCRB Refunding for Chevron U.S.A., Inc. Project Series 1993 (AA/Aa2)(f)(g)
5,000,000	1.660	01/01/2019	5,000,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development RB for Chevron USA, Inc. Series 2007 B (AA/Aa2)(f)(g)
5,695,000	1.660	01/01/2019	5,695,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development RB for Chevron USA, Inc. Series 2007 E (AA/Aa2)(f)(g)
17,470,000	1.660	01/01/2019	17,470,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development RB for Chevron USA, Inc. Series 2009 E (AA/Aa2)(f)(g)
8,115,000	1.660	01/01/2019	8,115,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development RB for Chevron USA, Inc. Series 2010 G (AA/Aa2)(f)(g)
6,350,000	1.610	01/01/2019	6,350,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development RB for Chevron USA, Inc. Series 2010 L (AA/Aa2)(f)(g)
7,365,000	1.660	01/01/2019	7,365,000
Mississippi Business Finance Corp. Solid Waste Disposal RB for Waste Pro USA, Inc. Project Series 2017 (AMT) (NR/NR)(d)(f)(g)
2,000,000	5.000	08/01/2022	2,049,240

			52,044,240

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Missouri – 0.4%
Branson Regional Airport Transportation Development District Taxable RB for Branson Airport Project Series 2018 A (NR/NR)(d)(g)
$447,529	5.000%	04/01/2023	$ 67,568
Branson Regional Airport Transportation Development District Taxable RB for Branson Airport Project Series 2018 B (NR/NR)(d)(g)
2,259,512	5.000	04/01/2023	341,141
Cape Girardeau County IDA Health Facilities RB Refunding for South Eastern Health Series 2017 A (BBB-/Baa3)
1,925,000	5.000	03/01/2036	2,081,483
Kansas City Missouri Industrial Development Authority Senior Sales Tax RB Refunding and Improvement Bonds for Ward Parkway Center Community Improvement District Series 2016 A (NR/NR)(d)
1,000,000	5.000	04/01/2036	999,920
1,150,000	5.000	04/01/2046	1,108,485
Missouri Health & Educational Facilities Authority RB for Kansas City Art Institute Series 2018 (A-/NR)
2,430,000	5.000	09/01/2043	2,670,011
2,470,000	5.000	09/01/2048	2,705,589
Missouri Health & Educational Facilities Authority RB Series 2000 B (AA+/Aa1)(f)(g)
5,500,000	1.700	01/01/2019	5,500,000
Missouri Health & Educational Facilities Authority RB Series 2003 B (AA+/Aa1)(f)(g)
4,775,000	1.710	01/01/2019	4,775,000
St. Louis IDA Financing RB Refunding for Ballpark Village Development Project Series 2017 A (NR/NR)
1,900,000	4.750	11/15/2047	1,918,525
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)(h)
1,250,000	5.750	04/01/2027	350,000

			22,517,722

Nevada – 0.2%
City of Las Vegas Special Improvement District No. 607 for Local Improvement Refunding Series 2013 (NR/NR)
645,000	4.000	06/01/2019	647,619
545,000	4.000	06/01/2020	552,238
700,000	4.000	06/01/2021	713,209
380,000	5.000	06/01/2022	400,041
335,000	5.000	06/01/2023	354,802
200,000	4.250	06/01/2024	203,282
215,000	5.000	06/01/2024	226,859
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR)
320,000	4.250	06/01/2037	304,272
475,000	4.375	06/01/2042	443,612
545,000	4.500	06/01/2047	511,733
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,845,000	5.000	03/01/2020	1,823,542
1,845,000	5.100	03/01/2021	1,807,104
965,000	5.100	03/01/2022	933,657
2,585,000	5.125	03/01/2025	2,427,548
Henderson Local Improvement District No. T-18 Limited Obligation Series 2016 (NR/NR)
2,200,000	4.000	09/01/2035	2,052,314

			13,401,832

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Hampshire – 0.3%
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2018 A (AMT) (A-/NR)(c)(f)
	(SIFMA Municipal Swap Index Yield + 0.75%),
$16,450,000	2.460%	10/01/2021	$ 16,406,243

New Jersey – 7.1%
Atlantic City Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
725,000	5.000	03/01/2032	816,386
965,000	5.000	03/01/2037	1,065,505
1,205,000	5.000	03/01/2042	1,317,089
New Jersey Economic Development Authority Cigarette Tax RB Refunding Series 2012 (BBB+/Baa1)
2,500,000	5.000	06/15/2026	2,660,975
1,000,000	5.000	06/15/2028	1,058,000
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (NR/Baa2)
1,000,000	4.750	06/15/2032	1,027,500
1,000,000	5.000	06/15/2037	1,028,980
1,000,000	5.125	06/15/2043	1,030,050
New Jersey Economic Development Authority Motor Vehicle Surcharges RB Refunding Subordinate Series 2017 A (BBB+/Baa2)
3,500,000	4.000	07/01/2032	3,481,940
New Jersey Economic Development Authority Private Activity RB for Goethals Bridge Replacement Project Series 2013 (AMT) (BBB-/NR)
1,000,000	5.375	01/01/2043	1,071,030
New Jersey Economic Development Authority RB for Provident Group - Kean Properties L.L.C. - Kean University Student Housing Project Series 2017 A (BBB-/NR)
500,000	5.000	07/01/2037	530,760
1,150,000	5.000	07/01/2047	1,210,329
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (BBB+/Baa1)
4,500,000	5.000	06/15/2041	4,731,750
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (BB/Ba3)
7,500,000	5.500	04/01/2028	7,513,725
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (BB/Ba3)
8,500,000	5.250	09/15/2029	9,186,460
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 A (AMT) (BB/Ba3)
5,000,000	5.625	11/15/2030	5,608,300
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 B (AMT) (BB/Ba3)
5,000,000	5.625	11/15/2030	5,608,300
New Jersey Economic Development Authority State Lease RB for Health Department Project Series 2018 A (BBB+/Baa1)
2,470,000	5.000	06/15/2047	2,576,753
New Jersey Economic Development Authority State Lease RB for Juvenile Justice Commission Facilities Project Series 2018 C (BBB+/Baa1)
5,000,000	5.000	06/15/2042	5,253,850
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (BBB/Baa2)
1,000,000	5.000	07/01/2028	1,128,330
1,000,000	5.000	07/01/2029	1,123,350
900,000	5.000	07/01/2030	1,004,652

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Health Care Facilities Financing Authority RB Refunding for University Hospital Series 2015 A (AGM) (AA/A2)
$9,700,000	4.125%	07/01/2038	$ 9,824,160
5,600,000	5.000	07/01/2046	6,111,392
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(b)
134,115,000	0.000	12/15/2035	63,709,990
63,370,000	0.000	12/15/2036	28,558,324
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (BBB+/Baa1)(b)
41,545,000	0.000	12/15/2035	19,347,091
5,000,000	0.000	12/15/2038	1,975,250
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(b)
12,000,000	0.000	12/15/2026	8,868,600
9,180,000	0.000	12/15/2029	5,842,244
1,900,000	0.000	12/15/2034	931,399
New Jersey Transportation Trust Fund Authority RB for Federal Highway Reimbursement Notes Subseries 2016 A-1 (A+/Baa1)
3,335,000	5.000	06/15/2030	3,681,206
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (BBB+/Baa1)
26,070,000	5.000	06/15/2038	27,360,726
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
2,500,000	5.250	06/15/2041	2,665,825
5,075,000	5.000	06/15/2045	5,325,604
1,750,000	5.000	06/15/2046	1,836,415
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AGM) (AA/A2)(b)
11,150,000	0.000	12/15/2033	6,131,719
25,400,000	0.000	12/15/2034	13,274,548
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB+/Baa1)(b)
12,500,000	0.000	12/15/2027	8,956,125
23,445,000	0.000	12/15/2030	14,485,962
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (BBB+/Baa1)(b)
52,985,000	0.000	12/15/2036	23,380,691
48,000,000	0.000	12/15/2037	20,050,560
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (BBB+/Baa1)(b)
2,550,000	0.000	12/15/2033	1,318,707
25,000,000	0.000	12/15/2038	9,876,250
740,000	0.000	12/15/2039	276,760
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (BBB+/Baa1)
4,350,000	5.500	06/15/2041	4,557,712
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 B (BBB+/Baa1)
12,875,000	5.000	06/15/2042	13,324,466
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (A+/Baa1)
5,765,000	5.000	06/15/2030	6,363,465
4,600,000	5.000	06/15/2031	5,055,308

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (BBB+/Baa1)
$6,070,000	4.000%	12/15/2031	$ 6,057,739
7,280,000	5.000	12/15/2033	7,935,054
6,070,000	5.000	12/15/2035	6,564,098
7,585,000	5.000	12/15/2036	8,163,735
5,275,000	4.250	12/15/2038	5,253,795
South Jersey Port Corp. Subordinated Marine Terminal RB Series 2017 B (AMT) (NR/Baa1)
25,675,000	5.000	01/01/2048	27,299,201
Tobacco Settlement Financing Corp. RB Series 2018 B (BBB/NR)
11,250,000	5.000	06/01/2046	11,336,850

			445,734,985

New Mexico – 0.3%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
14,000,000	5.900	06/01/2040	14,645,680
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 F (AMT) (BBB+/Baa2)
1,500,000	6.250	06/01/2040	1,574,265

			16,219,945

New York – 2.4%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (AGM) (AA/A2)
1,240,000	3.000	07/15/2043	1,073,505
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BBB-/Baa3)
2,650,000	5.875	04/01/2042	2,708,857
Hempstead Town Local Development Corp. RB Refunding for Molloy College Project Series 2017 (BBB/NR)
645,000	5.000	07/01/2030	722,606
865,000	5.000	07/01/2033	955,617
815,000	5.000	07/01/2035	895,367
640,000	5.000	07/01/2036	700,173
455,000	5.000	07/01/2038	495,013
New York City GO Bonds Fiscal 2014 Series D Subseries D-3 (AA/Aa2)(f)(g)
3,320,000	1.720	01/01/2019	3,320,000
New York City Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 F (NR/NR)
2,000,000	4.500	02/15/2048	2,070,840
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2009 (ASSURED GTY) (AA/A3)
1,000,000	6.125	01/01/2029	1,003,380
3,000,000	6.375	01/01/2039	3,010,020
5,000,000	6.500	01/01/2046	5,017,400
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2014 Series AA Subseries AA1 (AA+/Aa1)(f)(g)
7,795,000	1.720	01/01/2019	7,795,000
New York City Resource Corp. RB Refunding for YMCA of Greater New York Project Series 2015 (A-/Baa1)
1,000,000	5.000	08/01/2040	1,093,570
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2002 Subseries C2 (AAA/Aaa)(f)(g)
3,140,000	1.730	01/01/2019	3,140,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Subseries C-4 (AAA/Aa1)(f)(g)
1,420,000	1.720	01/01/2019	1,420,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2015 Subseries E-3 (AAA/Aa1)(f)(g)
2,300,000	1.720	01/01/2019	2,300,000

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (BBB-/Baa3)
$5,025,000	5.000%	01/01/2033	$ 5,581,820
3,600,000	5.000	01/01/2034	3,981,420
7,175,000	5.000	01/01/2036	7,877,361
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (AGM) (AA/A2)
5,000,000	4.000	07/01/2035	5,059,050
12,600,000	4.000	01/01/2051	12,420,828
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
9,480,000	4.000	07/01/2033	9,681,734
5,000,000	5.000	07/01/2034	5,364,200
12,500,000	4.000	07/01/2041	12,518,375
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (NR/Baa3)
4,540,000	5.000	07/01/2041	4,784,842
21,200,000	5.250	01/01/2050	22,527,756
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (NR/Baa3)
12,250,000	5.000	07/01/2046	12,879,650
Newburgh New York GO Serial Bonds Series 2012 A (NR/Baa2)
1,565,000	5.750	06/15/2035	1,691,155
Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (BBB+/A3)
5,000,000	5.125	09/01/2040	5,204,600
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB-/Baa2)
4,375,000	5.000	11/01/2046	4,641,963

			151,936,102

North Carolina – 0.2%
Columbus County Industrial Facilities and Pollution Control Financing Authority Recovery Zone Facility RB Series 2010 A (BBB/Baa2)
1,000,000	5.700	05/01/2034	1,041,500
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Lutheran Services for the Aging Series 2012 A (NR/NR)
3,800,000	4.750	03/01/2032	3,901,840
1,000,000	5.000	03/01/2037	1,034,170
1,000,000	5.000	03/01/2042	1,030,860
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
1,000,000	4.500	09/01/2030	1,013,760
2,000,000	5.000	09/01/2037	2,078,740

			10,100,870

Ohio – 4.5%
Bowling Green City Student Housing RB for CFP I LLC - Bowling Green State University Project Series 2010 (NR/NR)(e)
7,000,000	6.000	06/01/2020	7,403,690
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 1st Subordinate Series 2007 B (BBB+/NR)(b)
216,100,000	0.000	06/01/2047	12,203,167
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 2nd Subordinate Series 2007 C (NR/NR)(b)
685,130,000	0.000	06/01/2052	18,484,807

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Ohio – (continued)
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa3)
$69,190,000	5.125%	06/01/2024	$ 64,562,573
31,815,000	5.875	06/01/2030	30,301,879
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/Caa1)
23,905,000	6.250	06/01/2037	23,733,123
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
2,400,000	5.250	11/01/2037	2,497,848
2,700,000	5.250	11/01/2047	2,774,682
2,320,000	5.250	11/01/2050	2,375,796
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (BB/Ba3)
22,320,000	5.375	09/15/2027	22,391,201
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2009 B (BBB-/Baa3)
29,500,000	8.223	02/15/2040	36,169,655
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
6,250,000	5.000	02/15/2037	6,639,187
7,500,000	5.000	02/15/2042	7,814,400
7,500,000	4.750	02/15/2047	7,539,750
1,500,000	5.000	02/15/2057	1,538,145
1,000,000	5.500	02/15/2057	1,072,940
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB-/NR)
2,000,000	5.000	01/01/2042	2,034,720
1,610,000	5.000	01/01/2046	1,635,599
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (BB+/Ba2)
8,000,000	5.000	02/15/2048	8,142,400
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (AMT) (NR/NR)(d)
2,400,000	3.750	01/15/2028	2,387,232
2,880,000	4.250	01/15/2038	2,857,680
18,110,000	4.500	01/15/2048	18,216,668

			282,777,142

Oklahoma – 1.3%
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (AGM) (AA/A2)
2,400,000	4.000	08/15/2052	2,424,768
2,500,000	4.125	08/15/2057	2,548,675
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (BB+/Baa3)
10,000,000	5.500	08/15/2052	10,961,300
9,500,000	5.500	08/15/2057	10,405,350
Oklahoma Development Finance Authority RB Provident Oklahoma Education Resources Inc., Cross Village Student Housing Project Series 2017 A (BB/NR)
20,295,000	5.000	08/01/2047	18,890,586
3,875,000	5.250	08/01/2057	3,605,571
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 A (AMT) (NR/NR)
2,680,000	5.500	12/01/2035	2,862,213
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
24,300,000	5.500	12/01/2035	25,952,157
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(f)(g)
3,500,000	5.000	06/01/2025	3,769,885

			81,420,505

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Oregon – 0.1%
University of Oregon RB Series 2015 A (AA-/Aa2)
$7,345,000	5.000%	04/01/2045	$ 8,224,343

Pennsylvania – 3.3%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB-/NR)
1,500,000	5.000	09/01/2030	1,558,830
1,000,000	5.000	09/01/2035	1,030,940
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (A/NR)
30,000,000	4.000	04/01/2044	28,844,100
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (NR/Ba3)(d)
2,000,000	5.000	05/01/2027	2,130,160
1,400,000	5.000	05/01/2032	1,480,962
6,950,000	5.000	05/01/2042	7,227,861
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2018 (NR/Ba3)(d)
250,000	5.000	05/01/2028	266,882
1,000,000	5.000	05/01/2033	1,059,570
2,750,000	5.000	05/01/2042	2,870,670
Allentown Neighborhood Improvement Zone Development Authority Tax RB Series 2012 A (NR/Baa3)
18,000,000	5.000	05/01/2042	18,413,820
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (BBB+/NR)
1,150,000	5.000	10/01/2037	1,234,962
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (NR/Baa3)
500,000	5.000	08/01/2035	520,285
1,000,000	5.000	08/01/2045	1,029,190
City of Philadelphia GO Bonds Series 2011 (A/A2)(e)
4,000,000	6.000	08/01/2020	4,260,120
Clairton Municipal Authority Sewer RB Series 2012 B (BBB+/NR)
1,000,000	5.000	12/01/2042	1,053,980
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (A/A1)
1,900,000	5.000	06/01/2034	2,136,512
1,900,000	5.000	06/01/2035	2,130,033
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (AA/A1)
6,000,000	4.000	06/01/2039	6,075,060
County of Allegheny GO Notes Refunding Series 2007 C-59B (AGM) (AA/Aa3)(c)
(3 Mo. LIBOR + 0.55%),
830,000	2.253	11/01/2026	824,381
Cumberland County Municipal Authority RB for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
1,500,000	5.000	01/01/2038	1,575,990
Franklin County Industrial Development Authority RB Refunding for Menno-Haven, Inc. Obligated Group Series 2018 (NR/NR)
1,100,000	5.000	12/01/2043	1,110,230
900,000	5.000	12/01/2048	904,851
1,750,000	5.000	12/01/2053	1,752,625
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa2)(c)
(3 Mo. LIBOR + 0.77%),
49,750,000	2.473	05/01/2037	44,577,493
Lancaster County Hospital Authority Health Facilities RB for St. Anne’s Retirement Community, Inc. Project Series 2012 (BB+/NR)
1,400,000	5.000	04/01/2027	1,433,124
1,500,000	5.000	04/01/2033	1,517,340

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB+/Baa3)
$7,400,000	6.250%	01/01/2032	$ 7,611,862
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (BB-/B1)
2,460,000	8.000	05/01/2029	2,623,762
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB/WR)(c)
(3 Mo. LIBOR + 0.60%),
12,005,000	2.205	07/01/2027	11,614,597
(3 Mo. LIBOR + 0.65%),
10,750,000	2.255	07/01/2039	9,244,033
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB-/NR)
4,000,000	5.000	05/01/2042	4,066,560
Pennsylvania Higher Educational Facilities Authority Student Housing RB Refunding for University Properties, Inc. Student Housing Project Series 2016 A (NR/Baa3)
365,000	5.000	07/01/2031	383,130
400,000	5.000	07/01/2035	414,404
Pennsylvania Turnpike Commission RB Subordinate Series 2017 B-1 (A-/A3)
3,875,000	5.250	06/01/2047	4,258,586
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
500,000	5.000	07/01/2028	554,700
2,000,000	5.000	07/01/2029	2,207,980
3,000,000	5.000	07/01/2030	3,288,930
2,615,000	5.000	07/01/2031	2,850,899
1,000,000	5.000	07/01/2032	1,086,420
4,500,000	5.000	07/01/2033	4,871,925
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB+/NR)
1,495,000	5.000	11/15/2021	1,528,129
2,450,000	5.000	11/15/2028	2,461,295
State Public School Building Authority RB Refunding for Philadelphia School District Project Series 2016 A (AGM) (ST AID WITHHLDG) (AA/A2)
2,500,000	5.000	06/01/2031	2,812,250
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (AMT) (NR/Baa3)
1,100,000	5.000	01/01/2035	1,194,534
2,325,000	5.000	01/01/2038	2,508,303
Washington County Redevelopment Authority RB Refunding for Victory Center Tax Increment Financing Project Series 2018 (BB/NR)
1,000,000	5.000	07/01/2028	1,026,100
1,000,000	5.000	07/01/2035	1,005,030

			204,633,400

Puerto Rico – 4.8%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (NR/Ca)
14,190,000	6.000	07/01/2038	13,551,450
25,995,000	6.000	07/01/2044	24,825,225
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (NR/Ca)
115,000	4.500	07/01/2027	106,662
370,000	5.000	07/01/2030	342,250

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2006 A (NR/Ca)(h)
$115,000	5.250%	07/01/2030	$ 62,675
Puerto Rico Commonwealth GO Bonds Series 2014 A (NR/Ca)(h)
25,250,000	8.000	07/01/2035	13,571,875
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2012 A (NR/Ca)(h)
5,185,000	5.500	07/01/2039	2,773,975
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AGC-ICC) (AA/A3)
360,000	5.250	07/01/2041	379,044
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (NR/C)
28,355,000	5.250	07/01/2038	29,985,129
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
300,000	5.250	07/01/2033	323,682
680,000	5.250	07/01/2034	732,387
1,025,000	5.250	07/01/2036	1,096,678
Puerto Rico Commonwealth Highway & Transportation Authority RB Series 2003 (NR/C)(h)
215,000	5.000	07/01/2028	32,519
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (AMBAC) (NR/C)
1,525,000	5.500	07/01/2023	1,632,345
1,050,000	5.500	07/01/2027	1,152,931
Puerto Rico Commonwealth Public Improvement GO Bonds Series 2007 A (NR/Ca)(h)
4,000,000	5.250	07/01/2032	2,180,000
4,000,000	5.250	07/01/2037	2,180,000
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2009 B (NR/Ca)(h)
645,000	5.875	07/01/2036	351,525
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2011 A (NR/Ca)(h)
1,260,000	5.750	07/01/2041	674,100
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2011 C (NR/Ca)(h)
155,000	6.000	07/01/2035	83,313
205,000	6.500	07/01/2040	110,187
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(c)
(3 Mo. LIBOR + 0.52%),
52,372,000	2.125	07/01/2029	48,444,100
Puerto Rico Electric Power Authority RB Refunding Series 2007 VV (NATL-RE) (NR/Baa2)
435,000	5.250	07/01/2035	444,148
Puerto Rico Electric Power Authority RB Refunding Series 2010 DDD (NR/Ca)(h)
215,000	3.300	07/01/2019	133,300
80,000	3.500	07/01/2020	49,600
155,000	3.625	07/01/2021	96,100
60,000	3.750	07/01/2022	37,200
390,000	3.875	07/01/2023	241,800

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (NR/Ca)(h)
$3,130,000	5.000%	07/01/2019	$ 1,940,600
245,000	4.250	07/01/2020	151,900
25,000	5.250	07/01/2020	15,500
80,000	4.375	07/01/2021	49,600
100,000	4.375	07/01/2022	62,000
65,000	5.000	07/01/2022	40,300
190,000	4.500	07/01/2023	117,800
126,000	5.000	07/01/2024	78,120
90,000	4.625	07/01/2025	55,800
9,700,000	5.250	07/01/2026	6,014,000
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (NR/WR)(h)
65,000	3.700	07/01/2017	40,300
1,230,000	5.000	07/01/2017	762,600
145,000	4.250	07/01/2018	89,900
Puerto Rico Electric Power Authority RB Refunding Series 2012 A (D/Ca)(h)
19,720,000	5.000	07/01/2042	12,226,400
Puerto Rico Electric Power Authority RB Series 2005 SS (NR/Ca)(h)
130,000	4.625	07/01/2030	80,600
Puerto Rico Electric Power Authority RB Series 2007 TT (NR/Ca)(h)
275,000	4.200	07/01/2019	170,500
1,295,000	5.000	07/01/2032	802,900
1,385,000	5.000	07/01/2037	858,700
Puerto Rico Electric Power Authority RB Series 2008 WW (NR/Ca)(h)
2,000,000	5.500	07/01/2020	1,240,000
3,765,000	5.250	07/01/2033	2,334,300
Puerto Rico Electric Power Authority RB Series 2010 AAA (NR/Ca)(h)
130,000	5.250	07/01/2023	80,600
1,489,000	5.250	07/01/2027	923,180
2,119,000	5.250	07/01/2028	1,313,780
Puerto Rico Electric Power Authority RB Series 2010 BBB (NR/Ca)(h)
90,000	5.400	07/01/2028	55,688
Puerto Rico Electric Power Authority RB Series 2010 CCC (NR/Ca)(h)
80,000	5.000	07/01/2022	49,600
90,000	4.250	07/01/2023	55,800
60,000	4.500	07/01/2023	37,200
50,000	4.600	07/01/2024	31,000
195,000	4.625	07/01/2025	120,900
900,000	5.000	07/01/2025	558,000
25,000	5.000	07/01/2026	15,500
40,000	4.800	07/01/2027	24,800
Puerto Rico Electric Power Authority RB Series 2010 EEE (NR/Ca)(h)
1,175,000	5.950	07/01/2030	727,032
4,620,000	6.050	07/01/2032	2,858,625
115,000	6.250	07/01/2040	71,156
Puerto Rico Electric Power Authority RB Series 2010 XX (NR/Ca)(h)
10,000	4.875	07/01/2027	6,200
7,590,000	5.250	07/01/2040	4,705,800
Puerto Rico Electric Power Authority RB Series 2010 YY (NR/Ca)(h)
2,130,000	6.125	07/01/2040	1,317,938
Puerto Rico Electric Power Authority RB Series 2012 A (D/Ca)(h)
1,905,000	4.800	07/01/2029	1,181,100
Puerto Rico Electric Power Authority RB Series 2013 A (NR/Ca)(h)
715,000	7.250	07/01/2030	455,812
5,210,000	7.000	07/01/2033	3,321,375
6,190,000	7.000	07/01/2040	3,946,125
Puerto Rico Electric Power Authority RB Series 2016 A-4 (NR/NR)(h)
747,236	10.000	07/01/2019	485,703
Puerto Rico Electric Power Authority RB Series 2016 B-4 (NR/NR)(h)
747,235	10.000	07/01/2019	485,703
Puerto Rico Electric Power Authority RB Series 2016 E-1 (NR/NR)(h)
5,036,850	10.000	01/01/2021	3,273,952

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Series 2016 E-2 (NR/NR)(h)
$5,036,850	10.000%		07/01/2021	$ 3,273,952
Puerto Rico Electric Power Authority RB Series 2016 E-3 (NR/NR)(h)
1,678,950	10.000		01/01/2022	1,091,318
Puerto Rico Electric Power Authority RB Series 2016 E-4 (NR/NR)(h)
1,678,950	10.000		07/01/2022	1,091,318
Puerto Rico Highway & Transportation Authority RB Refunding Series 2005 L (NATL-RE) (NR/Baa2)
830,000	5.250		07/01/2035	846,567
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (NR/C)
3,410,000	5.250		07/01/2031	3,676,082
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (ASSURED GTY) (AA/A3)
265,000	5.250		07/01/2034	285,416
960,000	5.250		07/01/2036	1,027,056
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (NR/Baa2)
510,000	5.250		07/01/2033	525,116
Puerto Rico Highway & Transportation Authority RB Series 1998 A (NATL-RE-IBC) (NR/Baa2)
4,670,000	4.750		07/01/2038	4,436,173
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (NR/C)(b)
4,785,000	0.000		07/01/2034	1,997,020
3,750,000	0.000		07/01/2035	1,479,262
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2009 P (COMWLTH GTD) (NR/Ca)(h)
1,000,000	6.125		07/01/2023	552,500
Puerto Rico Sales Tax Financing Corp Sales Tax RB Series 2009 A (NR/Ca)(h)
25,000	4.625		08/01/2019	11,469
Puerto Rico Sales Tax Financing Corp Sales Tax RB Series 2009 B (NR/Ca)(h)
130,000	6.050		08/01/2029	58,500
Puerto Rico Sales Tax Financing Corp Sales Tax RB Series 2011 B (NR/Ca)(h)
50,000	5.150		08/01/2036	22,500
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (NR/Ca)(h)
15,300,000	6.000		08/01/2042	7,095,375
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A (NR/Ca)(h)
550,000	5.000		08/01/2026	255,063
1,000,000	5.375		08/01/2039	463,750
8,600,000	5.500		08/01/2042	3,988,250
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (NR/Ca)(h)
23,135,000	5.250		08/01/2041	10,728,856
25,000,000	0.000	(b)	08/01/2039	2,647,750
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1 (NR/Ca)(h)
1,500,000	5.000		08/01/2043	695,625
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (NR/Ca)(h)
23,715,000	6.750		08/01/2032	10,997,831
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (NR/Ca)(b)(h)
10,000,000	0.000		08/01/2033	1,540,300
35,085,000	0.000		08/01/2035	4,706,653

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (NR/Ca)(a)(h)
$10,130,000	0.000%	08/01/2033	$ 3,982,812
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2009 A (NR/Ca)(b)(h)
35,100,000	0.000	08/01/2034	4,737,798
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2010 C (NR/Ca)(b)(h)
8,400,000	0.000	08/01/2037	1,013,460
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (NR/Ca)(h)
400,000	5.000	08/01/2024	185,500
32,290,000	6.500	08/01/2044	15,014,850
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding First Subseries 2010 C (NR/Ca)(h)
9,580,000	5.500	08/01/2040	4,442,725
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 A-1 (NR/Ca)(h)
510,000	5.250	08/01/2043	236,513
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 C (NR/Ca)(h)
500,000	5.000	08/01/2040	387,500
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Subseries A (NR/Ca)(h)
2,600,000	5.750	08/01/2037	1,205,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2010 A (NR/Ca)(h)
375,000	4.375	08/01/2020	172,031
150,000	5.250	08/01/2030	69,563
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2010 C (NR/Ca)(h)
5,000,000	6.500	08/01/2035	2,318,750
235,000	5.000	08/01/2035	108,981

			296,198,524

Rhode Island – 0.2%
Rhode Island Health and Educational Building Corp. RB Refunding for Care New England Series 2013 A (BB-/NR)(e)
2,500,000	6.000	09/01/2023	2,940,425
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (CCC/NR)(b)
124,220,000	0.000	06/01/2052	11,392,216

			14,332,641

South Carolina – 0.3%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
3,262,000	6.875	11/01/2035	3,270,938
South Carolina Jobs - Economic Development Authority Hospital RB Refunding for Palmetto Health Series 2011 A (AGM) (AA/WR)(e)
4,000,000	6.500	08/01/2021	4,460,680
South Carolina Jobs-Economic Development Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2018 C (A-/NR)
2,365,000	5.000	11/15/2047	2,540,152
South Carolina Public Service Authority RB Tax-Exempt Series 2015 E (A+/A2)
7,790,000	5.250	12/01/2055	8,309,671

			18,581,441

Tennessee – 0.3%
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A-/Baa1)
5,230,000	4.000	07/01/2040	5,177,857

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Tennessee – (continued)
Johnson City Health & Educational Board Retirement Facilities RB for Mountain States Health Alliance Series 2012 A (A-/Baa1)
$1,500,000	5.000%	08/15/2042	$ 1,575,750
Johnson City Health & Educational Facilities Board RB for Mountain States Health Alliance Series 2010 A (A-/Baa1)(e)
5,500,000	6.500	07/01/2020	5,870,205
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
2,500,000	5.000	07/01/2040	2,697,450
Nashville Metropolitan Development & Housing Agency RB for Fifth+ Broadway Development Project Series 2018 (NR/NR)(d)
850,000	5.125	06/01/2036	878,492
Shelby County Health Educational & Housing Facilities Board RB Refunding for The Village at Germantown Residential Care Facility Mortgage Series 2012 (NR/NR)
2,000,000	5.375	12/01/2047	2,041,180

			18,240,934

Texas – 5.4%
Argyle Special Assessment RB for Waterbrook of Argyle Public Improvement District Project Series 2018 (NR/NR)(d)
825,000	4.250	09/01/2023	816,370
500,000	4.625	09/01/2028	488,170
2,160,000	5.125	09/01/2038	2,079,562
2,580,000	5.250	09/01/2047	2,469,370
Bexar County Texas Health Facilities Development Corp. RB for Army Retirement Residence Foundation Project Series 2010 (BBB/NR)(e)
3,250,000	6.200	07/01/2020	3,449,972
Board of Managers, Joint Guadalupe County - City of Seguin Hospital Mortgage Improvement RB Refunding Bonds Series 2015 (BB/NR)
1,950,000	5.250	12/01/2035	2,078,875
2,435,000	5.000	12/01/2040	2,464,683
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015 A (A-/Baa1)
3,900,000	5.000	01/01/2045	4,194,996
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (A-/Baa1)
1,600,000	5.000	01/01/2040	1,734,336
2,465,000	5.000	01/01/2046	2,660,894
City of Austin Special Assessment RB for Estancia Hill Country Public Improvement District Series 2018 (NR/NR)(d)
6,000,000	5.125	11/01/2033	6,017,940
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1B Project Series 2018 (NR/NR)(d)
400,000	5.500	09/01/2046	401,752
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#2 Project Series 2018 (NR/NR)
1,125,000	5.625	09/01/2038	1,129,894
1,700,000	5.750	09/01/2047	1,707,344
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Major Improvement Area Project Series 2015 (NR/NR)
3,890,000	7.500	09/01/2045	4,118,382
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Neighorhood Improvement Area #1 Project Series 2015 (NR/NR)
1,820,000	6.250	09/01/2045	1,861,514
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Series 2018 (NR/NR)(d)
910,000	4.350	08/15/2039	861,297
760,000	4.500	08/15/2048	714,977

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
$2,000,000	5.000%	09/01/2047	$ 1,999,860
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases #13-16 Project Series 2017 (NR/NR)
1,390,000	4.500	09/01/2037	1,330,619
1,175,000	5.000	09/01/2044	1,177,374
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB-/NR)
2,235,000	4.500	09/01/2032	2,357,880
4,715,000	4.500	09/01/2038	4,861,495
City of Oak Point Special Assessment RB for Wildridge Public Improvement District No. 1 Series 2018 (NR/NR)(d)
1,355,000	4.125	09/01/2048	1,296,789
1,470,000	4.500	09/01/2048	1,414,037
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2018 (NR/NR)(d)
2,465,000	4.875	09/01/2048	2,393,342
City of Shenandoah Special Assessment RB for Metropark Public Improvement District Series 2018 (NR/NR)
500,000	4.500	09/01/2023	494,800
780,000	5.000	09/01/2028	761,849
1,935,000	5.600	09/01/2038	1,865,630
2,550,000	5.700	09/01/2047	2,445,680
Dallas County Flood Control District No. 1 Unlimited Tax GO Refunding Bonds Series 2015 (NR/NR)(d)
3,250,000	5.000	04/01/2032	3,355,007
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (NR/Baa3)
1,545,000	4.750	05/01/2038	1,572,486
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (NR/Baa3)
5,685,000	4.750	11/01/2042	5,778,120
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)(d)
1,575,000	5.000	09/01/2027	1,605,949
895,000	5.000	09/01/2032	887,947
1,315,000	5.125	09/01/2037	1,284,795
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (AA+/NR)(a)
12,620,000	0.000	10/01/2046	11,964,643
11,100,000	0.000	10/01/2047	10,497,603
Grand Parkway Transportation Corp. System Toll RB First Tier Series 2013 A (BBB/NR)
11,850,000	5.500	04/01/2053	12,974,684
Gulf Coast IDA RB for Exxon Mobil Project Series 2012 (AA+/Aaa)(f)(g)
7,000,000	1.560	01/01/2019	7,000,000
Harris County Cultural Education Facilities Finance Corp. RB First Mortgage for Brazos Presbyterian Homes, Inc. Project Series 2013 B (BBB-/NR)(e)
3,030,000	7.000	01/01/2023	3,593,459
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa2)(c)
(3 Mo. LIBOR + 0.67%),
23,855,000	2.423	08/15/2035	21,746,695
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
595,000	3.750	09/01/2032	598,481
510,000	3.875	09/01/2037	510,535
955,000	4.000	09/01/2047	948,506

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Houston Airport System RB for United Airlines, Inc. Airport Improvement Projects Series 2018 C (AMT) (BB/NR)
$15,935,000	5.000%	07/15/2028	$ 18,037,623
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (BB/Ba3)
10,000,000	6.625	07/15/2038	10,736,100
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal E Project Series 2014 A (AMT) (BB/Ba3)
9,250,000	5.000	07/01/2029	10,019,785
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal Improvement Projects Series 2015 B-1 (AMT) (BB/NR)
7,500,000	5.000	07/15/2035	8,065,650
Joint Guadalupe County RB Refunding and Improvement Bonds for City of Seguin Hospital Mortgage Series 2015 (BB/NR)
1,950,000	5.000	12/01/2045	1,966,926
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)(d)
510,000	4.500	09/01/2023	505,538
785,000	5.000	09/01/2028	770,807
1,170,000	5.375	09/01/2038	1,136,725
1,930,000	5.125	09/01/2047	1,865,191
1,500,000	5.500	09/01/2047	1,451,595
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (A-/Baa1)
5,200,000	6.300	11/01/2029	5,405,036
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (AMT) (BB-/NR)(d)
17,450,000	4.625	10/01/2031	17,750,140
Montgomery County Toll Road Authority Senior Lien RB Series 2018 (BBB-/NR)
1,850,000	5.000	09/15/2043	1,961,037
2,800,000	5.000	09/15/2048	2,959,600
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (BBB-/Ba1)
1,150,000	5.000	04/01/2037	1,135,016
1,900,000	5.000	04/01/2042	1,834,032
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC - Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BB/B1)
335,000	5.000	04/01/2031	334,672
300,000	5.000	04/01/2036	291,867
1,250,000	5.000	04/01/2048	1,161,225
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
1,000,000	5.000	04/01/2047	1,032,380
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Texas A&M University at Galveston Collegiate Housing Project Series 2014 A (NR/Baa3)
1,385,000	4.750	04/01/2046	1,304,241
North Texas Tollway Authority RB First Tier Series 2009 A (A+/A1)
4,790,000	6.250	01/01/2039	4,805,184
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A/A2)
8,500,000	5.000	01/01/2048	9,357,480
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A+/A1)
3,000,000	5.000	01/01/2039	3,316,230

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Rowlett Special Assessment RB for Bayside Public Improvement District North Improvement Area Project Series 2016 (NR/NR)
$175,000	5.750%	09/15/2036	$ 164,978
460,000	6.000	09/15/2046	428,908
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (BB+/NR)
7,300,000	5.000	05/15/2045	7,330,806
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/A3)(c)
	(3 Mo. LIBOR + 0.70%),
7,200,000	2.568	12/15/2026	7,127,784
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A-/A3)
17,465,000	6.250	12/15/2026	19,956,033
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 2016 (AMT) (NR/Baa3)
3,900,000	5.000	12/31/2050	4,101,864
3,900,000	5.000	12/31/2055	4,089,813
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,500,000	6.875	12/31/2039	7,802,925
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2013 (AMT) (NR/Baa3)
5,000,000	6.750	06/30/2043	5,706,850
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (BBB+/Baa1)
7,850,000	5.000	08/15/2042	8,326,181
Texas Water Development Board RB for Water Implementation Series 2018 B (AAA/NR)
14,145,000	5.000	04/15/2049	16,217,384
Town of Little Special Assessment RB for Hillstone Pointe Public Improvement District No. 2 Phases #2-3 Project Series 2018 (NR/NR)(d)
1,353,000	5.875	09/01/2047	1,359,806
Town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)(d)
1,400,000	5.000	09/01/2047	1,324,554
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2015 (NR/NR)
187,000	4.000	12/01/2021	190,966
500,000	4.000	12/01/2027	484,295
1,547,000	4.750	12/01/2035	1,522,217

			339,308,037

Utah – 0.3%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (AMT) (NR/NR)
13,060,000	7.100	08/15/2023	14,018,735
Salt Lake City RB for International Airport Series 2017 A (AMT) (A+/A2)
6,000,000	5.000	07/01/2047	6,605,460

			20,624,195

Vermont – 0.1%
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
1,000,000	5.000	05/01/2047	1,044,940
Vermont Educational & Health Buildings Financing Agency RB for St. Michael’s College Project Series 2012 (BBB/Baa1)
2,250,000	5.000	10/01/2042	2,317,905

			3,362,845

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Virgin Islands – 0.6%
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Senior Lien Series 2010 A (NR/Caa2)
$10,775,000	5.000%	10/01/2025	$ 10,892,879
7,910,000	5.000	10/01/2029	7,986,885
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Series 2012 A (NR/Caa2)
6,080,000	5.000	10/01/2032	6,132,470
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (B/NR)
8,350,000	5.000	10/01/2039	7,964,397
Virgin Islands Public Finance Authority RB Refunding Series 2014 C (AGM) (AA/A2)
3,515,000	5.000	10/01/2039	3,736,234
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (NR/Caa3)
2,000,000	6.000	10/01/2039	2,004,300

			38,717,165

Virginia – 1.2%
Alexandria City IDA for Residential Care Facilities Mortgage RB for Goodwin House, Inc. Series 2015 (BBB+/NR)
2,700,000	5.000	10/01/2045	2,807,865
Mosaic District Community Development Authority RB Series 2011 A (NR/NR)
2,535,000	6.250	03/01/2021	2,685,807
2,000,000	6.625	03/01/2026	2,124,160
7,000,000	6.875	03/01/2036	7,452,550
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (CCC+/NR)(b)
236,845,000	0.000	06/01/2047	22,017,111
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 D (CCC/NR)(b)
34,250,000	0.000	06/01/2047	2,901,317
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (BBB/Baa3)
3,950,000	5.000	12/31/2052	4,205,684
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (NR/Baa3)
13,400,000	5.000	12/31/2056	14,217,936
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2017 (AMT) (BBB/NR)
3,900,000	5.000	07/01/2034	4,063,800
13,650,000	5.000	01/01/2040	14,185,490
Virginia Small Business Financing Authority Solid Waste Disposal Facilities RB for Covanta Holding Corp. Project Series 2018 (AMT) (B/NR)(d)(f)(g)
1,000,000	5.000	07/01/2038	1,015,260

			77,676,980

Washington – 1.2%
Central Puget Sound Regional Transit Authority Sales Tax & Motor Vehicle Excise Tax RB Series 2016 S-1 (AAA/Aa1)
10,000,000	5.000	11/01/2046	12,843,800
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2010 (NR/Baa2)
4,000,000	5.750	12/01/2035	4,181,440
Washington Health Care Facilities Authority RB for Kadlec Regional Medical Center Series 2012 (NR/WR)(e)
3,000,000	5.000	12/01/2021	3,258,570

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Washington – (continued)
Washington State Convention Center Public Facilities District RB Series 2018 (A+/Aa3)
$16,450,000	5.000%	07/01/2048	$ 18,386,329
28,200,000	4.000	07/01/2058	27,542,658
9,400,000	5.000	07/01/2058	10,394,614

			76,607,411

West Virginia – 0.2%
Monongalia County Commission Special District Excise Tax RB Refunding and Improvement for University Town Center Economic Opportunity Development District Series 2017 A (NR/NR)(d)
900,000	5.750	06/01/2043	919,800
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. - Amos Project Series 2010 A (A-/Baa1)
4,000,000	5.375	12/01/2038	4,199,440
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (BBB+/Baa1)
5,170,000	5.000	01/01/2043	5,668,388
4,700,000	4.125	01/01/2047	4,493,106

			15,280,734

Wisconsin – 0.3%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB-/Baa3)
5,900,000	4.300	11/01/2030	5,970,033
Public Finance Authority RB for Denver International Airport Great Hall Project Series 2017 (AMT) (BBB-/NR)
4,000,000	5.000	09/30/2037	4,372,640
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (BBB-/NR)
2,600,000	5.200	12/01/2037	2,771,600
1,525,000	5.350	12/01/2045	1,621,533
Public Finance Authority Student Housing RB for CHF-Cullowhee, LLC-Western Carolina University Project Series 2015 A (BBB-/NR)
3,250,000	5.250	07/01/2047	3,384,095

			18,119,901

TOTAL MUNICIPAL BONDS (Cost $5,835,633,497)			$6,048,616,538

Corporate Bonds – 0.3%
Commercial & Professional Services – 0.0%
Catholic Health Initiatives
$1,293,000	4.350%	11/01/2042	$ 1,169,594

Health Care Equipment & Services – 0.3%
Prime Healthcare Foundation, Inc. Series B
16,525,000	7.000	12/01/2027	18,092,817

TOTAL CORPORATE BONDS (Cost $17,389,040)			$ 19,262,411

TOTAL INVESTMENTS – 97.2% (Cost $5,853,022, 537)			$6,067,878,949

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.8%			174,729,218

NET ASSETS – 100.0%			$6,242,608,167

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Zero coupon bond until next reset date.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $425,112,926, which represents approximately 6.8% of net assets as of December 31, 2018. The liquidity determination is unaudited.

(e)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(f)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on December 31, 2018.

(g)	Variable Rate Demand Instruments – rate shown is that which is in effect on December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(h)	Security is currently in default.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC-ICC	— Agency Insured Custody Certificate
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
ASSURED GTY	— Insured by Assured Guaranty
BAM	— Build America Mutual Assurance Co.
BHAC-CR	— Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
CA MTG INS	— Insured by California Mortgage Insurance
COMWLTH GTD	— Commonwealth Guaranteed
COPS	— Certificates of Participation
ETM	— Escrowed to Maturity
FGIC	— Insured by Financial Guaranty Insurance Co.
GO	— General Obligation
IDA	— Industrial Development Authority
LIBOR	— London Interbank Offered Rate
Mo.	— Month
MUN GOVT GTD	— Municipal Government Guaranteed
NATL-RE	— Insured by National Public Finance Guarantee Corp.
NATL-RE-IBC	— Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	— Not Rated
PCRB	— Pollution Control Revenue Bond
PILOT	— Payment in Lieu of Taxes
Q-SBLF	— Qualified School Board Loan Fund
RB	— Revenue Bond
RMKT	— Remarketed
SIFMA	— The Securities Industry and Financial Markets Association
ST AID WITHHLDG	— State Aid Withholding
ST APPROP	— State Appropriation
USD	— United States Dollar
WR	— Withdrawn Rating
XLCA	— Insured by XL Capital Assurance, Inc.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At December 31, 2018, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
California State Various Purpose GO Bonds, Series 2003, 5.000%, 1/01/2023	1.000%	0.241%	Bank of America NA	03/20/2023	USD 4,000	$122,121	$(83,684)	$205,805
California State Various Purpose GO Bonds, Series 2003, 5.250%, 11/01/2023	1.700	0.166	JPMorgan Chase Bank NA	06/20/2021	10,000	373,869	–	373,869
California State Various Purpose GO Bonds, Series 2003, 5.250%, 11/01/2023	1.000	0.241		03/20/2023	9,000	274,770	(188,290)	463,060
California State Various Purpose GO Bonds, Series 2003, 5.250%, 11/01/2023	1.000	0.268		09/20/2023	15,000	489,335	(329,593)	818,928
Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	1.830	1.437		06/20/2021	10,000	95,627	–	95,627
California State Various Purpose GO Bonds, Series 2003, 5.250%, 11/01/2023	1.000	0.279	Morgan Stanley Co., Inc.	12/20/2023	10,000	336,392	(140,832)	477,224
Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	1.000	1.975		12/20/2023	10,000	(390,419)	(381,206)	(9,213)

TOTAL						$1,301,695	$(1,123,605)	$2,425,300

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amount (000’s)			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.250%	3 Month LIBOR	12/21/2041	USD	169,400		$17,365,132	$(10,292,220)	$27,657,352
3.000	3 Month LIBOR	03/20/2049		207,630	(b)	(7,065,727)	(770,114)	(6,295,613)

TOTAL						$10,299,405	$(11,062,334)	$21,361,739

(a)	Payments made semi-annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2018.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 97.0%
Alabama – 1.4%
Alabama Public School & College Authority RB Refunding for Capital Improvement Series 2015 A (AA/Aa1)
$3,385,000	5.000%	05/01/2023	$ 3,811,409
Auburn University General Fee RB Series 2011 A (AA-/Aa2)(a)
35,355,000	5.000	06/01/2021	37,986,119
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB+/NR)
160,000	3.000	10/01/2019	160,488
75,000	4.000	10/01/2020	76,880
85,000	4.000	10/01/2021	88,313
85,000	4.000	10/01/2022	89,311
Huntsville Health Care Authority RB Series 2010 A (NR/A1)(a)
7,470,000	5.500	06/01/2020	7,838,271
Industrial Development Board PCRB for Alabama Power Company Barry Plant Project RMKT 03/20/17 Series 2007 A (A-/A1)(b)(c)
6,000,000	1.850	03/24/2020	5,961,060
Jefferson County RB Refunding Warrants Series 2017 (AA/NR)
3,000,000	5.000	09/15/2021	3,223,830
1,200,000	5.000	09/15/2022	1,318,728
2,000,000	5.000	09/15/2023	2,242,980
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB/NR)
1,300,000	5.000	10/01/2021	1,379,950
1,745,000	5.000	10/01/2022	1,880,499
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 B (A/A3)(b)
	(1 Mo. LIBOR + 0.85%),
25,000,000	2.424	06/01/2024	24,810,500

			90,868,338

Alaska – 0.0%
Borough of North Slope GO Bonds for General Purpose Series 2018 A (AA/Aa2)
1,000,000	5.000	06/30/2021	1,072,820
1,000,000	5.000	06/30/2023	1,071,810
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/A3)
840,000	4.625	06/01/2023	840,101

			2,984,731

Arizona – 2.6%
Arizona Department of Transportation State Highway RB Series 2013 A (AA+/Aa2)
14,250,000	5.000	07/01/2023	15,696,090
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(d)
	(3 Mo. LIBOR + 0.81%),
59,270,000	2.420	01/01/2037	56,438,079
Arizona Health Facilities Authority Hospital RB Refunding for Phoenix Children’s Hospital Series 2013 A (A-/NR)(b)
	(SIFMA Municipal Swap Index Yield + 1.85%),
5,000,000	3.560	02/05/2020	5,043,600
Arizona School Facilities Board COPS Refunding Series 2015 A (AA-/Aa3)
8,000,000	5.000	09/01/2020	8,408,800
Arizona State University System RB Refunding Series 2015 B (AA/Aa2)
3,000,000	5.000	07/01/2019	3,047,790
Arizona Transportation Board Excise Tax RB Refunding for Regional Area Road Series 2016 (AA+/Aa1)
5,820,000	5.000	07/01/2021	6,267,849

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Arizona – (continued)
City of Phoenix Civic Improvement Corporation RB Refunding Junior Lien Series 2010 A (A+/A1)(a)
$24,365,000	5.000%	07/01/2020	$ 25,509,668
City of Phoenix Civic Improvement Corporation Water System RB Refunding Junior Lien Series 2016 (A+/A1)(a)
5,000,000	5.000	07/01/2020	5,234,900
County of Pinal RB Refunding Series 2014 (AA-/NR)
2,465,000	5.000	08/01/2021	2,655,027
Glendale City GO Refunding Bonds Series 2015 (AGM) (AA/A1)
3,000,000	4.000	07/01/2020	3,093,750
3,400,000	4.000	07/01/2021	3,568,062
1,665,000	5.000	07/01/2022	1,831,600
Maricopa County Arizona School Improvement Refunding for Peoria Unified School District No. 11 Series 2015 (AGM) (AA/A2)
3,000,000	4.000	07/01/2019	3,031,890
Maricopa County Community College District GO Refunding Bonds Series 2016 (AAA/Aaa)
9,495,000	5.000	07/01/2021	10,223,266
16,400,000	5.000	07/01/2023	18,519,864

			168,570,235

Arkansas – 0.3%
Arkansas State GO Bonds for Four-Lane Highway Construction & Improvement Series 2013 (AA/Aa1)
3,525,000	3.250	06/15/2022	3,628,952
Fort Smith School District No. 100 GO Bonds for Arkansas Construction Series 2018 A (ST AID WITHHLDG) (NR/Aa2)
1,295,000	3.000	02/01/2021	1,323,878
1,950,000	3.000	02/01/2022	2,009,085
1,510,000	3.000	02/01/2023	1,558,637
Little Rock Arkansas Sewer RB Refunding Series 2015 (NR/Aa3)
1,075,000	3.000	10/01/2020	1,096,296
Pulaski County Little Rock School District GO Refunding Bonds Series 2015 (ST AID WITHHLDG) (NR/Aa2)
6,000,000	3.000	02/01/2021	6,109,140
Springdale Arkansas Sales and Use Tax RB Series 2012 (AA-/NR)
720,000	2.000	11/01/2019	721,174

			16,447,162

California – 5.8%
Alameda Corridor Transportation Authority RB for Capital Appreciation Refunding Subordinate Lien Series 2004 A (AMBAC) (BBB+/Baa2)(e)
745,000	0.000	10/01/2019	730,271
255,000	0.000	10/01/2020	242,842
Alameda Corridor Transportation Authority RB for Capital Appreciation Refunding Subordinate Lien Series 2004 A (ETM) (AMBAC) (NR/Aaa)(a)(e)
9,420,000	0.000	10/01/2019	9,308,185
12,300,000	0.000	10/01/2020	11,923,497
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
500,000	5.000	05/01/2021	537,135
325,000	5.000	05/01/2022	356,782
300,000	5.000	05/01/2023	336,729
265,000	5.000	05/01/2024	303,107
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 05/01/13 Series 2006 C-1 (AA/Aa3)(b)
	(SIFMA Municipal Swap Index Yield + 0.90%),
10,000,000	2.610	05/01/2023	10,106,700

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 06/03/13 Series 2006 C-1 (AA/Aa3)(b)
	(SIFMA Municipal Swap Index Yield + 0.90%),
$7,000,000	2.610%	05/01/2023	$ 7,074,690
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 12/20/12 Series 2007 E-3 (AA/Aa3)(b)
	(SIFMA Municipal Swap Index Yield + 0.70%),
1,225,000	2.410	10/01/2019	1,225,919
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (AA/NR)(b)
	(SIFMA Municipal Swap Index Yield + 1.25%),
15,000,000	2.960	04/01/2027	15,521,700
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2017 C (AA/Aa3)(b)(c)
11,175,000	2.100	04/01/2022	11,195,674
California Community College Financing Authority RB for NCCD-Orange Coast Properties LLC Series 2018 (BBB-/NR)
255,000	5.000	05/01/2021	269,201
1,000,000	5.000	05/01/2023	1,091,600
535,000	5.000	05/01/2024	590,629
California Municipal Finance Authority RB for Anaheim Electric System Distribution Facilities 2nd Lien Qualified Obligations Series 2015 (A+/NR)(b)
	(SIFMA Municipal Swap Index Yield + 0.35%),
10,000,000	2.060	12/01/2020	10,002,200
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/Baa1)
1,000,000	5.000	02/01/2019	1,002,470
1,100,000	5.000	02/01/2020	1,134,045
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (NR/Baa1)
550,000	5.000	10/01/2019	562,402
325,000	5.000	10/01/2020	341,682
250,000	5.000	10/01/2021	269,298
250,000	5.000	10/01/2022	275,020
225,000	5.000	10/01/2023	252,043
275,000	5.000	10/01/2024	312,353
275,000	5.000	10/01/2025	315,945
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
150,000	3.000	06/01/2020	151,344
100,000	4.000	06/01/2022	104,573
California State Various Purpose GO Bonds RMKT 11/15/17 Series 2013 B (AA-/Aa3)(b)
	(SIFMA Municipal Swap Index Yield + 0.38%),
15,000,000	2.090	12/01/2022	14,996,700
California State Various Purpose GO Bonds Series 2011 (AA-/Aa3)
5,070,000	5.000	10/01/2019	5,198,068
California State Various Purpose GO Refunding Bonds Series 2012 (AA-/Aa3)
2,055,000	5.000	09/01/2019	2,101,279
California Statewide Communities Development Authority RB for Irvine East Campus Apartments, CHF-Irvine LLC Series 2017 (NR/Baa1)
1,545,000	5.000	05/15/2021	1,640,883

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority RB for Methodist Hospital of Southern California Obligated Group Series 2018 (BBB+/NR)
$250,000	5.000%	01/01/2020	$ 257,022
300,000	5.000	01/01/2021	316,362
500,000	5.000	01/01/2022	539,300
500,000	5.000	01/01/2023	549,635
California Statewide Communities Development Authority RB Refunding for Irvine East Campus Apartments, CHF-Irvine LLC Series 2016 (NR/Baa1)
1,150,000	5.000	05/15/2020	1,194,355
1,250,000	5.000	05/15/2021	1,327,575
City of Los Angeles RB for Wastewater System Series 2009 A (NR/NR)(a)
8,135,000	5.750	06/01/2019	8,272,237
City of Los Angeles RB Series 2018 (SP-1+/MIG1)
40,000,000	4.000	06/27/2019	40,453,200
City of Upland COPS for San Antonio Regional Hospital Project Series 2017 (BBB+/Baa2)
425,000	5.000	01/01/2022	455,596
450,000	5.000	01/01/2023	489,834
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2017 A-1 (A/NR)
6,000,000	5.000	06/01/2020	6,248,280
5,000,000	5.000	06/01/2021	5,330,550
6,000,000	5.000	06/01/2022	6,516,120
6,000,000	5.000	06/01/2023	6,609,480
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (BBB/NR)
7,500,000	3.500	06/01/2036	7,387,650
Irvine City Limited Obligation Improvement Bond Reassessment District No. 12-1 Series 2012 Act 1915 (A+/NR)
1,895,000	4.000	09/02/2019	1,924,372
Irvine City Limited Obligation Improvement Bond Reassessment District No. 15-2 Series 2015 (NR/NR)
1,000,000	4.000	09/02/2019	1,012,640
725,000	4.000	09/02/2020	746,670
775,000	5.000	09/02/2021	829,366
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
1,765,000	5.000	09/01/2022	1,913,242
1,135,000	5.000	09/01/2023	1,247,002
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
600,000	4.000	09/01/2023	631,776
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
520,000	4.000	09/01/2023	547,539
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
255,000	3.000	09/01/2022	257,912
415,000	4.000	09/01/2023	436,979
Lake Elsinore Public Financing Authority Local Agency RB Refunding for Community Facilities District No. 88-3 Series 2015 B (AGM) (AA/NR)
1,235,000	5.000	09/01/2020	1,303,530
Lake Elsinore Public Financing Authority Local Agency RB Refunding Series 2015 (NR/NR)
935,000	4.000	09/01/2019	946,454
785,000	5.000	09/01/2021	836,661
Miramar Ranch North California Special Tax Refunding for Community Facilities District No. 1 Series 2012 (AA-/NR)
3,075,000	4.000	09/01/2019	3,124,508

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Murrieta Public Financing Authority Special Tax RB Refunding Series 2012 (A/NR)
$1,000,000	5.000%	09/01/2019	$ 1,019,650
Natomas Unified School District GO Refunding Bonds Series 2013 (BAM) (AA/A1)
730,000	4.000	09/01/2020	757,251
650,000	4.000	09/01/2021	687,329
Northern California Gas Authority No. 1 RB for Gas Project Series 2007 B (BBB+/A3)(d)
	(3 Mo. LIBOR + 0.72%),
10,855,000	2.325	07/01/2027	10,520,340
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
380,000	4.000	09/01/2022	396,560
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
725,000	3.000	09/01/2019	729,582
1,000,000	4.000	09/01/2020	1,028,850
675,000	5.000	09/01/2021	721,764
800,000	5.000	09/01/2022	871,288
1,835,000	5.000	09/01/2023	2,027,932
Sacramento County Regional Transit District Farebox RB Series 2012 (ETM) (A-/A3)(a)
730,000	5.000	03/01/2019	734,125
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE) (AA/Aa3)(d)
	(3 Mo. LIBOR + 0.53%),
47,675,000	2.365	12/01/2035	46,304,344
San Bernardino City Unified School District GO Refunding Bonds Series 2013 A (AGM) (AA/A2)
150,000	5.000	08/01/2019	152,850
San Diego Public Facilities Financing Authority Sewer RB Series 2009 B (AA+/Aa2)(a)
11,195,000	5.000	05/15/2019	11,337,848
San Francisco City & County GO Bonds for Clean & Safe Neighborhood Parks Series 2012 B (AA+/Aaa)
2,750,000	4.000	06/15/2019	2,781,185
San Marcos Public Financing Authority Special Tax RB Refunding Series 2012 (AA-/NR)
1,000,000	4.000	09/01/2019	1,016,100
State of California Various Purpose GO Bonds for Bid Group A Series 2018 (AA-/Aa3)
52,000,000	5.000	10/01/2022	57,977,920
Stockton Unified School District GO Refunding Bonds Series 2012 (AGM) (AA/A1)
1,090,000	5.000	07/01/2019	1,107,909
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (BB+/Baa2)
970,000	4.750	06/01/2023	975,345
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(d)
	(3 Mo. LIBOR + 0.61%),
3,500,000	2.363	05/15/2030	3,392,585
	(3 Mo. LIBOR + 0.74%),
15,000,000	2.493	05/15/2043	13,142,250
Ventura County Capital Appreciation GO Bonds for Conejo Valley Unified School District for Election of 2014 Series A (AGM) (AA/Aa3)(e)
1,775,000	0.000	08/01/2020	1,723,365

			370,587,185

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – 2.1%
City of Boulder Water & Sewer RB Refunding Series 2012 (AAA/Aa1)
$1,000,000	5.000%	12/01/2020	$ 1,059,840
Colorado E-470 Public Highway Authority Senior RB Refunding Series 2015 A (A/A2)
1,000,000	5.000	09/01/2020	1,043,060
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (A-/NR)
1,000,000	5.000	12/01/2020	1,049,600
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (BBB/NR)
500,000	5.000	06/01/2019	505,375
400,000	5.000	06/01/2020	414,056
700,000	5.000	06/01/2021	739,844
500,000	5.000	06/01/2022	538,070
Denver City & County COPS Series 2008 A-1 (AA+/Aa1)(b)(c)
6,660,000	1.700	01/01/2019	6,660,000
Denver City & County COPS Series 2008 A-2 (AA+/Aa1)(b)(c)
1,540,000	1.700	01/01/2019	1,540,000
Denver City & County COPS Series 2008 A-3 (AA+/Aa1)(b)(c)
6,495,000	1.700	01/01/2019	6,495,000
Denver City & County School District No. 1 GO Bonds Series 2012 B (ST AID WITHHLDG) (AA+/Aa1)(a)
24,390,000	5.000	12/01/2022	27,168,021
Denver City & County School District No. 1 GO Refunding Bonds Series 2012 A (ST AID WITHHLDG) (AA+/Aa1)(a)
4,045,000	5.000	12/01/2021	4,405,652
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(f)
2,000,000	5.000	12/01/2019	2,050,020
2,415,000	5.000	12/01/2020	2,538,503
4,110,000	5.000	12/01/2021	4,415,866
4,315,000	5.000	12/01/2022	4,712,800
4,530,000	5.000	12/01/2023	5,019,285
4,760,000	5.000	12/01/2024	5,343,291
Denver Colorado Health and Hospital Authority Healthcare RB Series 2007 B (BBB/NR)(d)
	(3 Mo. LIBOR + 1.10%),
16,000,000	2.935	12/01/2033	15,219,680
Denver Health & Hospital Authority COPS Series 2018 (BBB/NR)
110,000	5.000	12/01/2020	115,667
220,000	5.000	12/01/2021	236,500
300,000	5.000	12/01/2022	327,891
E-470 Public Highway Authority Senior RB Series 2017 A (A/A2)(b)
	(1 Mo. LIBOR + 0.90%),
5,250,000	2.579	09/01/2019	5,253,098
Jefferson County School District R-1 GO Bonds Series 2012 (ST AID WITHHLDG) (AA/Aa2)(a)
5,925,000	4.000	12/15/2022	6,393,964
12,000,000	5.000	12/15/2022	13,404,240
University of Colorado Hospital Authority RB Series 2017 C-1 (AA-/Aa3)(b)(c)
6,360,000	4.000	03/01/2020	6,436,702
University of Colorado Hospital Authority RB Series 2017 C-2 (AA-/Aa3)(b)(c)
7,215,000	5.000	03/01/2022	7,736,139

			130,822,164

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Connecticut – 3.0%
City of New Haven GO Bonds Series 2018 A (BBB+/NR)
$1,250,000	5.000%	08/01/2021	$ 1,317,587
1,000,000	5.000	08/01/2023	1,081,820
920,000	5.000	08/01/2024	1,002,000
600,000	5.000	08/01/2025	657,624
Connecticut State GO Bonds Series 2013 A (A/A1)
5,195,000	5.000	10/15/2023	5,757,151
Connecticut State GO Bonds Series 2015 C (A/A1)(d)
	(SIFMA Municipal Swap Index Yield + 0.80%),
10,000,000	2.510	06/15/2020	10,033,000
Connecticut State GO Bonds Series 2015 F (A/A1)
6,500,000	5.000	11/15/2021	6,980,285
5,685,000	5.000	11/15/2022	6,207,736
4,435,000	5.000	11/15/2023	4,922,761
Connecticut State GO Bonds Series 2017 A (A/A1)
1,705,000	5.000	04/15/2022	1,842,423
Connecticut State GO Refunding Bonds Series 2010 D (A/A1)
7,500,000	5.000	10/01/2022	7,824,375
Connecticut State GO Refunding Bonds Series 2017 B (A/A1)
18,110,000	3.000	04/15/2022	18,364,627
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2001 V-1 (AAA/Aaa)(b)(c)
13,510,000	1.600	01/01/2019	13,510,000
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2001 V-2 (AAA/Aaa)(b)(c)
3,805,000	1.600	01/01/2019	3,805,000
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2010 A-3 (AAA/Aaa)(b)(c)
11,250,000	1.800	02/09/2021	11,217,712
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2017 T-2 (AAA/Aaa)(b)(c)
2,440,000	1.650	02/03/2020	2,432,168
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 B-1 (AAA/Aaa)(b)(c)
4,925,000	5.000	07/01/2020	5,151,895
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 C-2 (AAA/Aaa)(b)(c)
55,775,000	5.000	02/01/2023	62,225,379
New Haven GO Refunding Bonds Series 2015 B (ETM) (BAM) (AA/Baa1)(a)
6,115,000	5.000	08/15/2021	6,598,146
State of Connecticut Special Tax Obligation RB Refunding for Transportation Infrastructure Purposes Series 2011 B (A+/A1)
5,000,000	3.000	12/01/2022	5,083,800
Town of Hamden GO Refunding Bonds Series 2013 (ETM) (A/Baa2)(a)
2,000,000	5.000	08/15/2019	2,039,040
University Of Connecticut GO Bonds Series 2015 A (AA-/A1)
8,640,000	5.000	02/15/2021	9,148,464
West Haven GO Bonds Series 2017 A (BBB/Baa3)
300,000	3.000	11/01/2019	299,631
400,000	4.000	11/01/2020	405,340
400,000	4.000	11/01/2021	406,728
415,000	5.000	11/01/2022	437,555
400,000	5.000	11/01/2023	425,324
West Haven GO Bonds Series 2017 B (BBB/Baa3)
200,000	3.000	11/01/2019	199,754
390,000	4.000	11/01/2020	395,206
790,000	5.000	11/01/2022	832,937

			190,605,468

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Delaware – 0.4%
Delaware Health Facilities Authority RB for Beebee Medical Center Project Series 2018 (BBB/NR)
$475,000	5.000%	06/01/2023	$ 520,966
305,000	5.000	06/01/2024	338,791
Delaware State GO Bonds Series 2014 (AAA/Aaa)(a)
15,000,000	5.000	03/01/2022	16,439,100
Delaware State GO Bonds Series 2018 A (AAA/Aaa)
3,250,000	5.000	02/01/2021	3,462,485
3,500,000	5.000	02/01/2022	3,831,625
1,750,000	5.000	02/01/2023	1,963,342

			26,556,309

District of Columbia – 0.1%
District of Columbia RB for National Public Radio, Inc. Series 2010 A (A+/A2)(a)
3,200,000	5.000	04/01/2020	3,319,712

Florida – 3.3%
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
320,000	2.000	05/01/2019	319,837
325,000	2.000	05/01/2020	323,856
335,000	2.250	05/01/2021	333,187
340,000	2.250	05/01/2022	335,689
350,000	2.500	05/01/2023	347,011
Arborwood Community Development District RB Capital Improvement Refunding Senior Lien Series 2018 A-1 (AGM) (AA/NR)
1,065,000	2.000	05/01/2019	1,063,860
1,085,000	2.000	05/01/2020	1,081,322
1,110,000	2.125	05/01/2021	1,101,620
1,135,000	2.250	05/01/2022	1,124,183
1,160,000	2.500	05/01/2023	1,153,852
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (A-/NR)
165,000	2.000	05/01/2019	165,099
170,000	2.000	05/01/2020	170,153
170,000	2.000	05/01/2021	169,651
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB+/NR)
580,000	2.300	05/01/2019	581,009
600,000	2.600	05/01/2020	605,316
615,000	3.000	05/01/2021	627,497
500,000	3.125	05/01/2022	513,780
500,000	3.250	05/01/2023	516,945
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
105,000	2.000	05/01/2019	105,069
125,000	2.250	05/01/2020	125,504
130,000	2.250	05/01/2021	130,498
135,000	2.250	05/01/2022	134,955
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (BBB-/NR)
275,000	3.500	05/01/2019	276,306
285,000	3.500	05/01/2020	290,079
295,000	3.500	05/01/2021	303,107
305,000	3.500	05/01/2022	315,266

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Bonterra Community Development District Special Assessment Bonds Senior Series 2017 A-1 (A-/NR)
$175,000	2.000%	05/01/2019	$ 174,989
180,000	2.000	05/01/2020	179,811
185,000	2.100	05/01/2021	184,538
185,000	2.375	05/01/2022	184,497
190,000	2.500	05/01/2023	189,147
Broward County School Board COPS Series 2017 C (A+/Aa3)
2,015,000	5.000	07/01/2023	2,263,449
Cape Coral Florida Water & Sewer Revenue Special Assessment Refunding Various Areas Series 2017 (AGM) (AA/A2)
960,000	1.900	09/01/2020	951,379
1,205,000	2.125	09/01/2022	1,180,671
1,065,000	2.250	09/01/2023	1,047,800
Caribe Palm Community Development District Special Assessment Refunding Series 2017 (A-/NR)
77,000	3.500	05/01/2019	77,429
81,000	3.500	05/01/2020	82,669
85,000	3.500	05/01/2021	87,786
Century Gardens at Tamiami Community Development District Special Assessment Bonds Series 2018 (BBB/NR)
95,000	3.000	11/01/2020	95,706
95,000	3.000	11/01/2021	95,821
100,000	3.000	11/01/2022	100,791
105,000	3.000	11/01/2023	105,232
105,000	3.500	11/01/2024	107,333
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
215,000	2.000	05/01/2019	214,819
220,000	2.000	05/01/2020	218,882
225,000	2.250	05/01/2021	223,934
Century Parc Community Development District Special Assessment Refunding Series 2012 (A/NR)
195,000	3.250	11/01/2019	197,779
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
1,890,000	5.000	05/01/2019	1,909,165
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (A/NR)
810,000	2.000	05/01/2019	809,530
830,000	2.000	05/01/2020	826,647
840,000	2.000	05/01/2021	831,298
860,000	2.125	05/01/2022	848,123
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
117,000	2.125	05/01/2019	117,053
119,000	2.375	05/01/2020	119,363
122,000	2.625	05/01/2021	122,864
126,000	2.750	05/01/2022	127,117
Country Walk Community Development District Special Assessment Senior Lien RB Refunding Series 2015 A-1 (A-/NR)
180,000	2.500	05/01/2019	180,490
185,000	2.750	05/01/2020	187,268
County of Escambia Solid Waste Disposal System RB for Gulf Power Company First Series 2009 (A/A2)(b)(c)
14,400,000	1.800	11/19/2020	14,164,128
County of Miami-Dade RB for Water & Sewer System Series 2010 (A+/Aa3)(a)
17,800,000	5.000	10/01/2020	18,773,304
County of Orange Sales Tax RB Refunding Series 2012 C (AA/Aa2)
8,885,000	5.000	01/01/2020	9,167,543

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
$250,000	2.700%	05/01/2019	$ 250,842
250,000	3.000	05/01/2020	253,883
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
1,445,000	2.000	05/01/2019	1,444,826
1,475,000	2.000	05/01/2020	1,465,516
1,505,000	2.125	05/01/2021	1,494,646
Enclave at Black Point Marina Community Development District Special Assessment Refunding & Improvement Series 2017 (BBB/NR)
115,000	3.000	05/01/2019	115,359
120,000	3.000	05/01/2020	121,295
Florida Department of Management Services COP Refunding Series 2018 A (AA+/Aa1)
7,000,000	5.000	11/01/2019	7,180,110
10,000,000	5.000	11/01/2022	11,096,000
Florida Higher Educational Facilities Financing Authority RB for Nova Southeastern University Project Series 2012 A (A-/Baa1)
500,000	5.000	04/01/2019	503,815
Florida State Full Faith and Credit State Board of Education Public Education Capital Outlay Tax-Exempt Bonds Series 2011 A (AAA/Aaa)
5,810,000	5.000	06/01/2021	6,069,475
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (BBB+/NR)
220,000	2.000	05/01/2019	220,117
225,000	2.000	05/01/2020	225,056
230,000	2.000	05/01/2021	229,271
235,000	2.500	05/01/2022	236,344
245,000	2.500	05/01/2023	245,096
245,000	2.500	05/01/2024	242,819
255,000	2.750	05/01/2025	253,090
260,000	3.000	05/01/2026	259,992
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)(f)
215,000	3.500	05/01/2019	216,197
225,000	3.500	05/01/2020	229,603
235,000	3.500	05/01/2021	242,485
245,000	3.500	05/01/2022	254,602
250,000	3.500	05/01/2023	260,815
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (AA/NR)
175,000	4.000	05/01/2019	176,120
185,000	4.000	05/01/2020	188,450
190,000	4.000	05/01/2021	195,476
200,000	4.000	05/01/2022	207,416
205,000	4.000	05/01/2023	213,823
Heritage Landing Community Development District Special Assessment Refunding Series 2015 (BBB/NR)
425,000	2.250	05/01/2019	424,975
535,000	2.500	05/01/2020	536,241
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
280,000	2.000	05/01/2019	279,849
285,000	2.250	05/01/2020	284,812
290,000	2.250	05/01/2021	288,625
295,000	2.250	05/01/2022	291,540
305,000	2.500	05/01/2023	302,764
315,000	2.750	05/01/2024	313,910
320,000	3.000	05/01/2025	320,176

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Hillsborough County School Board COPS Refunding for Florida Master Lease Program Series 2017 C (AA-/Aa3)
$1,350,000	5.000%	07/01/2019	$ 1,371,370
Lake Frances Community Development District Special Assessment Refunding Series 2018 (BBB-/NR)
72,000	3.000	05/01/2019	72,229
71,000	3.000	05/01/2020	71,906
75,000	3.000	05/01/2021	76,456
79,000	3.000	05/01/2022	80,863
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)
270,000	3.500	05/01/2019	271,317
275,000	3.500	05/01/2020	280,228
290,000	3.500	05/01/2021	298,703
300,000	3.500	05/01/2022	311,169
305,000	3.500	05/01/2023	318,835
320,000	3.500	05/01/2024	335,373
Miami Special Obligation Non-Ad Valorem RB for Port of Miami Tunnel Project Series 2012 (A+/Aa3)(f)
2,390,000	5.000	03/01/2019	2,402,452
2,510,000	5.000	03/01/2020	2,601,816
2,635,000	5.000	03/01/2021	2,776,657
2,770,000	5.000	03/01/2022	2,979,994
Miami-Dade County Industrial Development Authority Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2018 A (AMT) (A-/NR)(b)
	(SIFMA Municipal Swap Index Yield + 0.80%),
15,065,000	2.510	11/01/2021	15,065,151
North Broward Hospital District RB Refunding for Broward Health Series 2017 B (BBB+/Baa2)
750,000	5.000	01/01/2019	750,000
1,000,000	5.000	01/01/2020	1,026,390
1,000,000	5.000	01/01/2021	1,051,140
1,000,000	5.000	01/01/2022	1,074,390
Orange County School Board COP Series 2012 B (AA/Aa2)(a)
18,650,000	5.000	08/01/2022	20,640,328
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,305,000	5.000	04/01/2019	1,314,344
1,375,000	5.000	04/01/2020	1,422,300
Orlando Utilities Commission, Utility System RB Refunding Series 2017 A (AA/Aa2)(b)(c)
7,340,000	3.000	10/01/2020	7,456,192
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (A/NR)
185,000	3.000	11/01/2020	187,268
190,000	3.000	11/01/2021	193,200
195,000	3.000	11/01/2022	198,964
205,000	3.000	11/01/2023	208,973
210,000	3.000	11/01/2024	213,826
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (A/NR)
485,000	2.000	05/01/2019	484,564
Parklands Lee Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A/NR)
140,000	2.875	05/01/2019	140,574
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (A-/NR)
85,000	3.500	05/01/2021	86,137
85,000	3.500	05/01/2022	86,253
90,000	3.500	05/01/2023	91,445
95,000	3.500	05/01/2024	96,290

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (BBB/NR)
$235,000	3.500%	05/01/2023	$ 237,820
245,000	3.500	05/01/2024	246,891
255,000	3.500	05/01/2025	255,566
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (A-/NR)
300,000	4.000	05/01/2020	304,494
405,000	4.000	05/01/2021	414,392
420,000	4.000	05/01/2022	431,983
435,000	4.000	05/01/2023	449,833
Portofino Isles Community Development District Special Assessment Refunding Series 2013 (BBB/NR)
230,000	3.000	05/01/2019	230,658
Reunion East Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,310,000	4.000	05/01/2020	1,323,663
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB+/NR)
355,000	2.000	05/01/2019	355,202
365,000	2.000	05/01/2020	365,186
375,000	2.000	05/01/2021	373,980
385,000	2.500	05/01/2022	387,449
395,000	2.500	05/01/2023	395,478
405,000	2.500	05/01/2024	401,792
415,000	2.750	05/01/2025	411,892
425,000	3.000	05/01/2026	424,987
Sausalito Bay Community Development District Special Assessment Refunding Series 2013 (A-/NR)
90,000	2.750	05/01/2019	90,318
100,000	3.000	05/01/2020	101,553
School District of Broward County COP Series 2012 A (NR/NR)(a)
7,310,000	5.000	07/01/2022	8,049,187
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (BBB/NR)
380,000	2.125	05/01/2019	379,958
390,000	2.250	05/01/2020	389,641
400,000	2.625	05/01/2021	401,208
405,000	2.875	05/01/2022	407,617
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
325,000	2.000	11/01/2019	324,626
330,000	2.250	11/01/2020	329,584
330,000	2.250	11/01/2021	328,380
335,000	2.250	11/01/2022	330,990
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (A/NR)
300,000	2.000	05/01/2019	299,934
310,000	2.000	05/01/2020	309,309
100,000	2.000	05/01/2021	99,525
100,000	2.125	05/01/2022	99,219
100,000	2.375	05/01/2023	99,367
100,000	2.500	05/01/2024	99,012
100,000	2.750	05/01/2025	99,595
100,000	3.000	05/01/2026	100,390
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB/NR)
345,000	4.125	05/01/2019	346,997
375,000	4.375	05/01/2021	391,140
390,000	4.500	05/01/2022	413,209
Spicewood Community Development District Special Assessment Refunding Series 2013 (BBB+/NR)
115,000	2.875	05/01/2019	115,415

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Stonebrier Community Development District Special Assessment Refunding Series 2016 (A-/NR)
$245,000	2.000%	05/01/2019	$ 244,910
250,000	2.000	05/01/2020	249,770
255,000	2.250	05/01/2021	252,210
260,000	2.250	05/01/2022	255,416
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (BBB+/NR)
175,000	2.000	05/01/2019	175,105
175,000	2.000	05/01/2020	175,089
180,000	2.250	05/01/2021	180,526
185,000	2.250	05/01/2022	184,702
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (AA/NR)
960,000	2.000	05/01/2019	959,040
980,000	2.000	05/01/2020	976,678
1,000,000	2.125	05/01/2021	993,800
1,020,000	2.250	05/01/2022	1,012,217
1,045,000	2.500	05/01/2023	1,041,583
Trails at Monterey Community Development District Special Assessment Refunding Series 2012 (A-/NR)
110,000	3.250	05/01/2019	110,566
115,000	3.500	05/01/2020	117,537
115,000	3.750	05/01/2021	119,339
125,000	3.875	05/01/2022	131,105
125,000	4.000	05/01/2023	130,907
135,000	4.125	05/01/2024	142,358
140,000	4.150	05/01/2025	147,146
145,000	4.250	05/01/2026	152,575
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (A/NR)
400,000	2.300	05/01/2019	399,976
125,000	2.600	05/01/2020	125,323
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (A/NR)
160,000	2.000	05/01/2019	160,048
160,000	2.000	05/01/2020	159,957
345,000	2.250	05/01/2021	345,152
Venetian Isles Community Development District Special Assessment RB Refunding Series 2013 (A+/NR)
235,000	2.875	05/01/2019	235,731
240,000	3.000	05/01/2020	243,221
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(f)
300,000	2.250	05/01/2019	300,255
305,000	2.500	05/01/2020	306,424
315,000	2.750	05/01/2021	318,119
325,000	3.000	05/01/2022	330,463
335,000	3.100	05/01/2023	341,392
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
760,000	4.500	05/01/2023	796,313
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (A-/NR)
250,000	4.000	05/01/2019	251,657
340,000	4.000	05/01/2020	348,813
350,000	4.000	05/01/2021	360,749
375,000	4.000	05/01/2022	390,405
395,000	4.000	05/01/2023	414,347
415,000	4.000	05/01/2024	437,161
320,000	4.000	05/01/2025	337,363

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Village Community Development District No. 7 Special Assessment RB Refunding Series 2015 (A/NR)
$1,410,000	3.000%	05/01/2019	$ 1,412,693
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
195,000	2.000	11/01/2019	194,616
200,000	2.250	11/01/2020	199,392
205,000	2.250	11/01/2021	203,440
210,000	2.250	11/01/2022	206,732
215,000	2.500	11/01/2023	212,293
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
385,000	2.000	05/01/2019	385,281
390,000	2.375	05/01/2020	392,309
400,000	2.625	05/01/2021	404,740
Wyndam Park Community Development District Special Assessment Refunding Series 2013 (A-/NR)
95,000	2.875	05/01/2019	95,373

			210,215,291

Georgia – 4.4%
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2012 (A-/Baa1)(b)(c)
6,500,000	1.850	08/22/2019	6,480,760
Burke County Development Authority Pollution Control RB for Oglethorpe Power Corporation Vogtle Series 2017 F (A-/Baa1)(b)(c)
29,150,000	3.000	02/01/2023	28,917,383
City of Atlanta Tax Allocation Refunding Bonds for Atlantic Station Project Series 2017 (BBB/A3)
575,000	5.000	12/01/2021	618,798
500,000	5.000	12/01/2022	548,245
500,000	5.000	12/01/2023	558,895
City of Augusta GO Bonds Series 2016 (NR/Aa2)
12,810,000	5.000	10/01/2019	13,116,287
12,135,000	5.000	10/01/2020	12,796,479
De Kalb County School District GO Sales Tax Bonds Series 2017 (ST AID WITHHLDG) (AA+/Aa1)
31,115,000	4.000	10/01/2021	32,887,933
18,845,000	4.000	10/01/2022	20,261,390
Georgia State GO Refunding Bonds Series 2011 E-2 (AAA/Aaa)
9,265,000	5.000	09/01/2021	10,031,771
Georgia State GO Refunding Bonds Series 2016 E (AAA/Aaa)
21,500,000	5.000	12/01/2022	24,026,250
Georgia State GO Refunding Bonds Series 2016 F (AAA/Aaa)
20,745,000	5.000	07/01/2022	22,946,459
Georgia State Road & Tollway Authority RB Refunding Series 2011 B (AAA/Aaa)
5,445,000	5.000	10/01/2021	5,910,929
Henry County School District GO Bonds Series 2018 (ST AID WITHHLDG) (AA+/Aa1)
3,250,000	5.000	08/01/2021	3,509,057
5,340,000	5.000	08/01/2022	5,909,885
Main Street Natural Gas, Inc. Gas Supply RB Series 2018 A (NR/Aa2)(b)(c)
38,000,000	4.000	09/01/2023	40,029,580
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Refunding Series 2018 A (AA+/Aa2)
25,580,000	3.000	07/01/2022	26,482,974

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Georgia – (continued)
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(d)
	(3 Mo. LIBOR + 0.60%),
$11,535,000	2.205%	10/01/2024	$ 11,504,432
Public Gas Partners Inc., Gas Project RB for Gas Supply Pool No. 1 Series 2009 A (A+/WR)
5,950,000	5.000	10/01/2019	6,082,388
Richmond County Development Authority RB Subordinate Series 1991 C (ETM) (NR/Aaa)(a)(e)
10,130,000	0.000	12/01/2021	9,521,288

			282,141,183

Guam – 0.3%
Guam Government Limited Obligation RB Refunding Section 30 Series 2016 A (BB/NR)
1,500,000	5.000	12/01/2019	1,532,580
Guam Government Privilege Special Tax Refunding Bonds Series 2015 D (BB/NR)
900,000	5.000	11/15/2019	918,594
3,775,000	5.000	11/15/2021	3,998,895
Guam Power Authority RB Series 2010 A (BBB/Baa2)(a)
7,495,000	5.500	10/01/2020	7,959,540
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
310,000	5.000	07/01/2021	327,165
500,000	5.000	07/01/2022	537,755
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
100,000	5.000	07/01/2019	101,166
400,000	5.000	07/01/2021	422,148
400,000	5.000	07/01/2022	430,204
500,000	5.000	07/01/2023	545,490
400,000	5.000	07/01/2024	441,740
Port Authority of Guam Private Activity RB Series 2018 B (AMT) (A/Baa2)
250,000	5.000	07/01/2019	252,965
800,000	5.000	07/01/2022	856,824
500,000	5.000	07/01/2023	542,410

			18,867,476

Hawaii – 0.7%
County of Maui GO Refunding Bonds Series 2014 (AA+/Aa1)
4,015,000	5.000	06/01/2020	4,192,583
Hawaii Pacific Health RB for Hawaii Pacific Health Obligated Group Series 2010 A (NR/A1)(a)
11,500,000	5.500	07/01/2020	12,115,825
Hawaii State GO Bonds Series 2011 DZ (NR/NR)(a)
3,185,000	5.000	12/01/2021	3,464,229
Hawaii State GO Bonds Series 2013 EH (NR/NR)(a)
6,065,000	5.000	08/01/2023	6,851,388
Hawaii State GO Refunding Bonds Series 2016 FH (AA+/Aa1)
7,545,000	3.000	10/01/2021	7,780,102
Honolulu City & County GO Bonds Series 2012 A (AA+/Aa1)(a)
3,620,000	5.000	11/01/2022	4,030,906
Honolulu City & County GO Bonds Series 2012 B (AA+/Aa1)
3,000,000	5.000	11/01/2022	3,339,360
Honolulu City & County GO Bonds Series 2017 A (AA+/Aa1)
4,370,000	5.000	09/01/2021	4,728,122

			46,502,515

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Idaho – 0.4%
State of Idaho GO Bonds Series 2018 (SP-1+/MIG1)
$25,650,000	4.000%	06/28/2019	$ 25,928,302

Illinois – 8.4%
Chicago Illinois Board of Education GO Bonds Series 1999 A (FGIC) (NATL-RE-IBC) (B+/Baa2)
1,820,000	5.250	12/01/2020	1,897,186
Chicago Illinois Board of Education GO Refunding Bonds Series 1999 A (NATL-RE) (B+/Baa2)(e)
6,595,000	0.000	12/01/2019	6,423,068
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (AA/NR)
500,000	5.000	12/01/2022	539,125
2,000,000	5.000	12/01/2023	2,185,160
4,100,000	5.000	12/01/2024	4,536,363
Chicago Illinois Capital Appreciation GO Refunding Bonds and Project Series 2009 C (BBB+/Ba1)(e)
4,645,000	0.000	01/01/2023	4,039,060
Chicago Illinois Emergency Telephone System GO Refunding Bonds Series 1999 (NATL-RE) (BBB+/Baa2)
10,020,000	5.500	01/01/2023	10,701,360
Chicago Illinois GO Bonds Project and Refunding RMKT 05/29/15 Series 2003 B (BBB+/Ba1)
4,980,000	5.000	01/01/2023	5,252,406
Chicago Illinois GO Bonds Project and Refunding Series 2009 A (BBB+/Ba1)
5,400,000	5.000	01/01/2022	5,492,286
Chicago Illinois GO Bonds Project and Refunding Series 2014 A (BBB+/Ba1)
2,125,000	5.000	01/01/2022	2,221,645
Chicago Illinois GO Refunding Bonds Capital Appreciation Series 2007 C (NATL-RE) (BBB+/Baa2)
4,400,000	5.000	01/01/2030	4,411,880
Chicago Illinois GO Refunding Bonds Series 2012 C (BBB+/Ba1)
14,445,000	5.000	01/01/2022	15,101,959
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
1,495,000	5.000	01/01/2020	1,521,133
2,000,000	5.000	01/01/2021	2,065,100
16,000,000	5.000	01/01/2022	16,723,040
13,420,000	5.000	01/01/2023	14,154,074
Chicago Illinois Midway Airport Second Lien RB Refunding Series 2014 B (A/A3)
400,000	5.000	01/01/2019	400,000
Chicago Illinois Modern Schools Across Chicago Program GO Bonds Series 2010 A (BBB+/Ba1)
1,080,000	5.000	12/01/2019	1,098,166
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2015 B (A/NR)
4,000,000	5.000	01/01/2021	4,239,120
Chicago Illinois Sales Tax RB Series 2011 A (NR/WR)(a)
5,000,000	5.250	01/01/2022	5,477,650
Chicago Illinois Sales Tax Refunding RMKT 06/09/15 Series 2002 (ETM) (BBB-/NR)(a)
1,250,000	5.000	01/01/2021	1,325,487
Chicago Illinois Wastewater Transmission RB Refunding Second Lien Project Series 2008 C (A/NR)
1,000,000	5.000	01/01/2021	1,051,940
Chicago Illinois Wastewater Transmission RB Refunding Second Lien Series 2017 B (A/NR)
2,050,000	5.000	01/01/2021	2,156,477
1,450,000	5.000	01/01/2022	1,557,865

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (A/NR)
$600,000	5.000%	01/01/2021	$ 631,164
1,660,000	5.000	01/01/2022	1,783,487
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (A/NR)
2,500,000	5.000	11/01/2020	2,622,825
Chicago Illinois Waterworks RB Refunding Second Lien Project Series 2017-2 (A/NR)
2,500,000	5.000	11/01/2019	2,558,500
1,400,000	5.000	11/01/2020	1,468,782
1,000,000	5.000	11/01/2021	1,072,060
Cook County Illinois GO Refunding Bonds Series 2009 C (AA-/A2)
7,460,000	5.000	11/15/2021	7,632,923
Cook County Illinois GO Refunding Bonds Series 2012 C (AA-/A2)
1,500,000	5.000	11/15/2019	1,537,125
1,000,000	4.000	11/15/2020	1,030,310
Cook County School District No. 95 GO Refunding Bonds for Brookfield-Lagrange Park Project Series 2017 A (NR/Aa2)
690,000	4.000	12/01/2019	702,137
675,000	4.000	12/01/2020	696,964
710,000	4.000	12/01/2021	743,562
800,000	4.000	12/01/2022	845,520
Cook Kane Lake & McHenry Counties Community College District No. 512 GO Refunding Bonds for William Rainey Harper College Series 2017 B (NR/Aaa)
9,000,000	5.000	12/01/2022	10,014,300
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-1 (AA-/Aa2)(b)(c)
7,625,000	1.800	02/13/2020	7,607,462
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-2 (AA-/Aa2)(b)(c)
6,000,000	1.550	02/13/2020	5,969,760
Illinois Finance Authority Charter School RB Refunding & Improvement Bonds for Chicago International Charter School Project Series 2017 A (BBB/NR)
200,000	3.000	12/01/2019	200,086
400,000	4.000	12/01/2020	407,516
425,000	4.000	12/01/2021	435,323
300,000	5.000	12/01/2022	319,242
450,000	5.000	12/01/2023	482,931
Illinois Finance Authority RB for Prairie Power, Inc. Project RMKT 05/08/17 Series 2017 A (A/NR)(b)(c)
6,650,000	1.750	05/06/2020	6,600,990
Illinois Finance Authority RB for Trinity Health Credit Group Series 2011 L (AA-/Aa3)(a)
6,960,000	5.000	12/01/2021	7,549,582
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
2,055,000	3.250	05/15/2022	2,057,774
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa1)
255,000	4.000	09/01/2020	261,054
500,000	4.000	09/01/2021	518,265
Illinois Finance Authority RB Refunding for Northwestern Memorial Healthcare Series 2017 B (AA+/Aa2)(b)(c)
8,365,000	5.000	12/15/2022	9,259,720
Illinois Sales Tax Securitization Corp. RB Refunding Series 2017 A (AA-/NR)
300,000	5.000	01/01/2020	307,410
500,000	5.000	01/01/2021	523,675
1,000,000	5.000	01/01/2022	1,066,330
1,500,000	5.000	01/01/2023	1,626,255

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Sales Tax Securitization Corp. RB Refunding Series 2018 C (AA-/NR)
$4,180,000	5.000%	01/01/2025	$ 4,647,658
Illinois State GO Bonds Series 2012 (BBB-/Baa3)
14,360,000	4.000	01/01/2019	14,360,000
2,475,000	5.000	03/01/2019	2,485,247
1,505,000	5.000	03/01/2021	1,560,429
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
3,645,000	5.000	07/01/2019	3,690,563
3,995,000	5.500	07/01/2024	4,326,345
Illinois State GO Bonds Series 2014 (BBB-/Baa3)
3,775,000	5.000	02/01/2019	3,782,701
Illinois State GO Bonds Series 2017 A (BBB-/Baa3)
8,600,000	5.000	12/01/2020	8,892,572
Illinois State GO Bonds Series 2017 B (BBB-/Baa3)
8,000,000	5.000	11/01/2019	8,164,560
4,750,000	5.000	12/01/2020	4,911,595
9,000,000	5.000	12/01/2021	9,418,590
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
10,630,000	5.000	11/01/2021	11,113,559
21,810,000	5.000	11/01/2022	23,003,443
30,000,000	5.000	11/01/2023	31,858,200
Illinois State GO Bonds Series 2018 A (BBB-/Baa3)
12,500,000	5.000	05/01/2021	12,991,750
Illinois State GO Bonds Series 2018 B (BBB-/Baa3)
5,000,000	5.000	05/01/2019	5,041,600
5,000,000	5.000	05/01/2021	5,196,700
Illinois State GO Refunding Bonds Series 2009 A (BBB-/Baa3)
16,000,000	4.000	09/01/2020	16,012,480
Illinois State GO Refunding Bonds Series 2010 (BBB-/Baa3)
16,490,000	5.000	01/01/2020	16,831,838
Illinois State GO Refunding Bonds Series 2012 (BBB-/Baa3)
7,295,000	5.000	08/01/2019	7,400,923
1,000,000	5.000	08/01/2021	1,041,910
Illinois State GO Refunding Bonds Series 2013 A (BBB-/Baa3)
2,000,000	5.000	04/01/2021	2,076,400
Illinois State GO Refunding Bonds Series 2016 (BBB-/Baa3)
20,000,000	5.000	02/01/2020	20,439,800
Illinois State GO Refunding Bonds Series 2017 D (BBB-/Baa3)
25,000,000	5.000	11/01/2020	25,814,250
Illinois State Sales Tax RB for Build Junior Obligation Series 2013 IL (BBB/NR)
12,500,000	5.000	06/15/2021	13,125,375
Illinois State Toll Highway Authority RB Refunding Senior Series 2018 A (AA-/Aa3)(g)
2,250,000	5.000	01/01/2023	2,498,490
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (BBB+/NR)(a)
17,325,000	5.500	06/01/2021	18,774,929
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2017 (A/NR)
5,000,000	5.000	06/01/2022	5,409,600
Springfield Electric RB Refunding Senior Lien Series 2015 (A/A3)
2,000,000	5.000	03/01/2021	2,119,680
State of Illinois GO Bonds Series 2014 (BBB-/Baa3)
3,245,000	5.000	02/01/2023	3,423,345
State of Illinois GO Bonds Series 2016 (BBB-/Baa3)
14,885,000	5.000	06/01/2023	15,758,601
State of Illinois GO Bonds Series 2017 A (BBB-/Baa3)
10,000,000	5.000	12/01/2023	10,624,800
State of Illinois GO Refunding Bonds Series 2016 (BBB-/Baa3)
2,000,000	5.000	02/01/2019	2,004,080
2,360,000	5.000	02/01/2023	2,489,706

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
University of Illinois Board Trustees COP RB Refunding Series 2016 A (A-/A1)
$5,250,000	5.000%	08/15/2020	$ 5,496,645
5,000,000	5.000	08/15/2021	5,352,650
Will & Kendall Counties Community Consolidated School District No. 202 GO Refunding Bonds Series 2017 (NR/Aa2)
9,650,000	2.000	01/01/2019	9,650,000

			534,895,598

Indiana – 0.6%
City of Whiting Environmental Facilities RB for BP Products North America, Inc. Project Series 2008 (A-/A1)(b)(c)
15,000,000	1.850	10/01/2019	14,972,250
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2012 A (A/A2)
855,000	5.000	05/01/2020	888,875
Indiana Finance Authority RB for Community Foundation of Northwest Indiana Obligated Group Series 2012 (AA-/NR)
500,000	5.000	03/01/2019	502,605
650,000	5.000	03/01/2020	673,777
Indiana Finance Authority RB Refunding for Parkview Health System Obligation Group Series 2018 C (AA-/Aa3)(b)
	(SIFMA Municipal Swap Index Yield + 0.55%),
7,625,000	2.260	11/01/2023	7,625,000
Indiana Health Facility Financing Authority Ascension Health Subordinate Credit Group RB Series 2005 A-9 (AA+/Aa3)(b)(c)
4,095,000	1.375	05/01/2020	4,049,423
Indiana Health Facility Financing Authority Ascension Health Subordinate Credit Group RB Series 2005 A-9 (NR/NR)(a)(b)(c)
95,000	1.375	05/01/2020	93,893
Kankakee Valley Middle School Building Corp. Ad Valorem Property Tax Refunding Bonds Series 2017 (AA+/NR)
375,000	5.000	07/15/2020	392,891
465,000	3.000	01/15/2021	473,751
250,000	5.000	07/15/2021	267,028
405,000	3.000	01/15/2022	413,857
200,000	5.000	07/15/2022	218,294
300,000	5.000	01/15/2023	331,272
375,000	3.000	07/15/2023	384,608
Rockport City PCRB Refunding for Indiana Michigan Power Co. Project Series 2009 B (A-/A3)
10,000,000	3.050	06/01/2025	9,896,300

			41,183,824

Iowa – 0.1%
Iowa Finance Authority RB Refunding for Iowa Health System Obligation Group Series 2018 B (AA-/A1)
195,000	5.000	02/15/2020	201,622
650,000	5.000	02/15/2021	690,066
600,000	5.000	02/15/2022	652,212
500,000	5.000	02/15/2023	554,595
Iowa Finance Authority State Revolving RB Series 2011 (AAA/Aaa)(a)
5,000,000	5.000	08/01/2021	5,389,350

			7,487,845

Kansas – 0.1%
Sedgwick County Kansas Unified School District No. 259 GO Refunding and Improvement Bonds Series 2015 A (NR/Aa2)
3,000,000	4.000	10/01/2021	3,166,800

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Kentucky – 1.8%
Kentucky Asset Liability Commission General Fund RB Refunding for Floating Rate Project Notes Series 2007 A (NATL-RE) (A-/A1)(d)
	(3 Mo. LIBOR + 0.53%),
$7,995,000	2.233%	11/01/2027	$ 7,799,282
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (BB+/Baa3)
350,000	5.000	06/01/2019	353,444
500,000	5.000	06/01/2020	515,595
1,100,000	5.000	06/01/2021	1,155,759
2,450,000	5.000	06/01/2022	2,615,890
1,000,000	5.000	06/01/2023	1,081,600
Kentucky Public Energy Authority Gas Supply RB Series 2018 A (NR/A3)
655,000	4.000	04/01/2019	657,574
785,000	4.000	04/01/2020	799,994
775,000	4.000	04/01/2021	799,854
1,210,000	4.000	04/01/2022	1,261,570
Kentucky Public Energy Authority Gas Supply RB Series 2018 A (NR/A3)(b)(c)
12,000,000	4.000	04/01/2024	12,542,280
Kentucky Public Energy Authority Gas Supply RB Series 2018 C-1 (A/A3)
660,000	4.000	06/01/2020	674,091
1,085,000	4.000	12/01/2020	1,115,987
1,080,000	4.000	06/01/2021	1,116,893
1,515,000	4.000	12/01/2021	1,575,797
1,765,000	4.000	06/01/2022	1,843,366
2,420,000	4.000	12/01/2022	2,537,806
3,765,000	4.000	06/01/2023	3,951,179
7,385,000	4.000	12/01/2023	7,771,531
Kentucky State Turnpike Authority Economic Development Road RB for Revitalization Projects Series 2012 A (A-/Aa3)(a)
3,490,000	5.000	07/01/2022	3,849,121
Kentucky State Turnpike Authority Economic Development Road RB Refunding for Revitalization Projects Series 2014 A (A-/Aa3)
2,930,000	5.000	07/01/2023	3,287,255
Kentucky State Turnpike Authority Economic Development Road RB Refunding for Revitalization Projects Series 2016 A (A-/Aa3)
950,000	2.000	07/01/2020	950,979
Louisville & Jefferson County Metropolitan Sewer District RB for Sewer & Drainage System Series 2009 B (AA/Aa3)
2,000,000	5.000	05/15/2019	2,023,900
Louisville & Jefferson County Metropolitan Sewer District RB Refunding for Kentucky Sewer & Drainage System Series 2018 (SP-1+/MIG1)
45,000,000	4.000	11/01/2019	45,747,900
Louisville & Jefferson County PCRB for Louisville Gas & Electric Company Project RMKT 04/03/17 Series 2003 A (A/A1)(b)(c)
6,000,000	1.500	04/01/2019	5,990,400

			112,019,047

Louisiana – 0.5%
City of Shreveport Louisiana Water and Sewer RB Refunding Series 2014 A (BAM) (AA/A3)
3,000,000	5.000	12/01/2019	3,083,280
Ernest N. Morial New Orleans Exhibition Hall Authority Special Tax Refunding Bonds Series 2012 (AA+/A1)
1,000,000	5.000	07/15/2019	1,016,370

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Louisiana – (continued)
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Southeastern Louisiana Student Series 2004 B (NATL-RE) (NR/A3)(c)
$10,675,000	2.993%	08/01/2034	$ 10,022,224
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. - Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
735,000	2.250	10/01/2021	737,330
815,000	5.000	10/01/2021	878,594
800,000	2.500	10/01/2022	808,568
950,000	5.000	10/01/2022	1,045,076
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2015 (A-/A3)
250,000	4.000	05/15/2019	251,765
300,000	4.000	05/15/2020	307,716
Louisiana State GO Bonds Series 2011 A (NR/Aa3)(a)
6,000,000	5.000	09/01/2020	6,307,620
Louisiana State GO Bonds Series 2012 A (AA-/Aa3)
5,000,000	5.000	08/01/2022	5,526,300

			29,984,843

Maine – 0.4%
Maine Governmental Facilities Authority Lease Rental RB Series 2015 B (AA-/Aa3)
1,985,000	4.000	10/01/2020	2,058,584
1,345,000	4.000	10/01/2021	1,415,343
Maine Turnpike Authority RB Refunding Series 2014 (AA-/Aa3)
1,430,000	5.000	07/01/2020	1,496,953
State of Maine GO Bonds Series 2018 D (AA/Aa2)
8,545,000	5.000	06/01/2021	9,174,596
8,000,000	5.000	06/01/2022	8,809,680
4,250,000	5.000	06/01/2023	4,789,537

			27,744,693

Maryland – 2.8%
Baltimore Maryland RB Refunding for Convention Center Hotel Project Series 2017 (BBB-/NR)
350,000	4.000	09/01/2019	354,221
500,000	5.000	09/01/2020	520,365
500,000	5.000	09/01/2021	530,910
500,000	5.000	09/01/2022	540,360
City of Baltimore RB for Water Projects Series 2002 Subseries B (NATL-RE) (AA-/Aa3)(c)
11,350,000	3.542	07/01/2037	11,301,762
City of Baltimore RB for Water Projects Series 2002 Subseries C (A+/A1)(c)
7,025,000	3.542	01/02/2019	6,960,089
County of Anne Arundel GO Refunding Bonds for Consolidated General Improvements Series 2015 (AAA/Aa1)
6,220,000	5.000	04/01/2019	6,269,947
County of Baltimore GO Bonds for Consolidated Public Improvement Series 2012 (AAA/Aaa)
2,000,000	5.000	08/01/2022	2,216,360
County of Baltimore GO Bonds for Consolidated Public Improvement Series 2017 (AAA/Aaa)
2,825,000	5.000	03/01/2023	3,174,933
County of Baltimore GO Bonds Series 2018 (SP-1+/MIG1)
25,000,000	4.000	03/18/2019	25,118,750
County of Montgomery GO Bonds for Consolidated Public Improvement Series 2013 A (AAA/Aaa)(a)
28,805,000	5.000	11/01/2023	32,804,862

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Maryland – (continued)
County of Montgomery GO Bonds for Consolidated Public Improvement Series 2017 E (AAA/Aaa)(b)(c)
$5,000,000	1.700%	01/01/2019	$ 5,000,000
County of Montgomery GO Refunding Bonds for Consolidated Public Improvement Series 2017 D (AAA/Aaa)
8,200,000	3.000	11/01/2022	8,525,212
Howard County GO Bonds Consolidated Public Improvement Project & Refunding Series 2014 A (AAA/Aaa)
2,590,000	5.000	02/15/2022	2,838,407
Maryland Health & Higher Educational Facilities Authority RB Refunding for Meritus Medical Center Obligation Group Series 2015 (BBB/NR)
730,000	4.000	07/01/2020	749,104
Maryland State Department of Transportation RB Refunding for Consolidated Transportation Series 2015 (AAA/Aa1)
19,900,000	5.000	02/15/2020	20,607,246
Maryland State Economic Development Corporation Student Housing RB Refunding for University of Maryland College Park Projects Series 2016 (AGM) (AA/A2)
660,000	4.000	06/01/2021	691,073
Maryland State GO Bonds for State & Local Facilities Loan First Series 2018 A (AAA/Aaa)
10,470,000	5.000	03/15/2022	11,496,688
Maryland State GO Bonds for State & Local Facilities Loan Second Series 2012 B (AAA/Aaa)(a)
17,850,000	4.000	08/01/2020	18,457,971
Maryland State GO Bonds for State & Local Facilities Loan Tax Exempt Second Series 2013 A (AAA/Aaa)(a)
15,820,000	5.000	08/01/2021	17,072,786
University Maryland System Auxiliary Facility & Tuition RB Series 2018 A (AA+/Aa1)
1,560,000	5.000	04/01/2020	1,621,713
1,595,000	5.000	04/01/2022	1,751,406
1,075,000	5.000	04/01/2023	1,207,913

			179,812,078

Massachusetts – 3.0%
City of Worcester Municipal Purpose Loan GO Bonds Series 2018 A (AA-/Aa3)
4,105,000	5.000	01/15/2021	4,364,395
Massachusetts Bay Transportation Authority RB Series 2017 (AA/Aa3)
28,500,000	4.000	12/01/2021	30,211,710
Massachusetts Clean Water Trust RB State Revolving Green Bonds Series 2017 (AAA/Aaa)
3,795,000	5.000	02/01/2023	4,256,054
Massachusetts Commonwealth GO Refunding Bonds Series 2017 A (AA/Aa1)(d)
	(SIFMA Municipal Swap Index Yield + 0.47%),
40,000,000	2.180	02/01/2019	40,002,400
Massachusetts Commonwealth Transportation Fund RB for Accelerated Bridge Program Series 2012 A (AA+/Aa1)(a)
10,000,000	5.000	06/01/2021	10,744,200
Massachusetts Health & Educational Facilities Authority RB for Tufts University Series 2008 N-2 (AA-/Aa2)(b)(c)
7,000,000	1.630	01/01/2019	7,000,000
Massachusetts Health & Educational Facilities Authority RB for Tufts University Series 2012 G (AA-/Aa2)(b)(c)
1,895,000	1.630	01/01/2019	1,895,000

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE) (AA/Aa1)(d)
	(3 Mo. LIBOR + 0.57%),
$21,375,000	2.273%	05/01/2037	$ 20,689,504
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (FGIC) (AA+/Aa1)(d)
	(3 Mo. LIBOR + 0.57%),
33,240,000	2.273	05/01/2037	32,173,993
Massachusetts State GO Refunding Bonds Series 2007 A (AA/Aa1)(d)
	(3 Mo. LIBOR + 0.55%),
38,250,000	2.253	11/01/2025	37,786,410
Massachusetts State Health & Educational Facilities Authority RB for Foundation of Massachusetts Eye & Ear Obligated Group Series 2010 C (NR/WR)(a)
1,500,000	5.375	07/01/2020	1,575,300

			190,698,966

Michigan – 2.3%
Allen Park Public School District GO Refunding Bonds Series 2016 (Q-SBLF) (AA/NR)
3,635,000	5.000	05/01/2021	3,883,452
Allendale Public School GO Refunding Bonds Series 2016 (Q-SBLF) (AA/NR)
1,275,000	5.000	11/01/2022	1,412,254
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (AA/NR)
800,000	5.000	07/01/2022	866,248
900,000	5.000	07/01/2023	990,261
Detroit Downtown Development Authority Subordinate General RB Refunding for Development Area No. 1 Projects Series 2018 B (AGM) (AA/NR)
130,000	5.000	07/01/2019	131,760
600,000	5.000	07/01/2020	622,764
1,500,000	5.000	07/01/2021	1,588,650
1,500,000	5.000	07/01/2022	1,613,790
1,500,000	5.000	07/01/2023	1,637,130
500,000	5.000	07/01/2024	552,440
550,000	5.000	07/01/2025	604,170
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Series 2004 A (AGM) (AA/A2)
3,015,000	5.250	07/01/2020	3,150,826
Macomb County Michigan L’anse Creuse Public Schools Unlimited Tax GO Refunding Bonds Series 2015 (Q-SBLF) (AA/NR)
1,250,000	5.000	05/01/2020	1,301,212
Macomb County Michigan Roseville Community Schools Unlimited Tax GO Refunding Bonds Series 2014 (Q-SBLF) (AA/NR)
900,000	5.000	05/01/2019	909,189
Michigan Finance Authority Hospital Project RB Refunding Ascension Senior Credit Series 2016 E-1 (AA+/Aa2)(b)(c)
3,000,000	1.100	08/15/2019	2,981,160
Michigan Finance Authority Hospital RB Refunding for Beaumont Health Credit Group Series 2015 A (A+/A1)
2,300,000	4.000	08/01/2020	2,371,783
3,635,000	5.000	08/01/2021	3,899,991
Michigan Finance Authority Hospital RB Refunding for Henry Ford Health System Series 2016 (A/A3)
500,000	5.000	11/15/2021	538,530
Michigan Finance Authority Local Government Loan Program RB for City of Detroit Distributable State Aid Fourth Lien Utgo Refunding Local Project Bonds Series 2016 C-3 (MUN GOVT GTD) (AA-/Aa2)
3,500,000	5.000	04/01/2020	3,627,890
1,510,000	5.000	04/01/2021	1,598,637

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (A/NR)
$500,000	3.400%	10/01/2020	$ 505,485
500,000	3.600	10/01/2021	510,215
500,000	3.800	10/01/2022	516,200
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System RB Refunding Local Project Bonds Senior Lien Series 2014 C-3 (AGM) (AA/A2)
5,125,000	5.000	07/01/2021	5,479,189
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-1 (AGM) (AA/A2)
3,165,000	5.000	07/01/2020	3,301,253
10,000,000	5.000	07/01/2021	10,691,100
9,225,000	5.000	07/01/2022	10,121,855
5,000,000	5.000	07/01/2023	5,602,800

Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-3 (NATL-RE) (AA-/A2)

5,000,000	5.000	07/01/2019	5,075,400
1,390,000	5.000	07/01/2020	1,449,839
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Series 2015 D-1 (AA-/A2)
700,000	5.000	07/01/2019	710,556
375,000	5.000	07/01/2020	391,144
750,000	5.000	07/01/2021	798,630
Michigan Finance Authority Local Government Loan Program RB for Public Lighting Authority Local Project Bonds Series 2014 B (A-/NR)
1,125,000	5.000	07/01/2019	1,142,302
1,200,000	5.000	07/01/2020	1,245,168
Michigan Finance Authority Local Government Loan Program RB Refunding for Regional Convention Facility Local Project Series 2014 H-1 (AA-/NR)
825,000	5.000	10/01/2019	843,728
1,140,000	5.000	10/01/2020	1,163,575
Michigan Flushing Community Schools Unlimited Tax GO Refunding Bonds Series 2015 (Q-SBLF) (NR/Aa1)
1,040,000	4.000	05/01/2019	1,047,478
500,000	4.000	05/01/2020	514,090
Michigan Municipal Bond Authority RB for Clean Water Revolving Pooled Project Series 2010 (AAA/NR)(a)
4,850,000	5.000	10/01/2020	5,110,930
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Senior Credit Group RMKT 03/01/17 Series 2010 F-2 (AA+/Aa2)(b)(c)
2,600,000	1.900	04/01/2021	2,579,018
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Senior Credit Group RMKT 03/15/17 Series 2010 F-5 (AA+/Aa2)(b)(c)
4,400,000	2.400	03/15/2023	4,392,916
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (NR/Baa2)
2,210,000	5.000	12/31/2023	2,447,089
2,395,000	5.000	06/30/2024	2,667,934
3,500,000	5.000	12/31/2024	3,924,235
Michigan Strategic Fund RB for Waste Management of Michigan, Inc. Series 2001 (A-/NR)(b)(c)
11,700,000	2.850	08/02/2021	11,743,290

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project RMKT 09/01/16 Series 2008 ET-2 (A/Aa3)(b)(c)
$2,000,000	1.450%	09/01/2021	$ 1,922,740
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project Series 1995 CC (A/Aa3)(b)(c)
4,000,000	1.450	09/01/2021	3,845,480
Pinckney Community Schools Livingston and Washtenaw County GO Refunding Bonds Series 2014 (Q-SBLF) (AA/NR)
2,475,000	5.000	05/01/2020	2,573,060
Rochester Community School District GO Refunding Bonds Series 2012 (Q-SBLF) (AA/NR)
700,000	4.000	05/01/2019	705,222
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2014 D (A+/A1)
1,500,000	5.000	09/01/2019	1,530,465
St. Clair County Michigan East China School District 2015 School Bus GO Refunding Bonds Series I (Q-SBLF) (AA/NR)
3,170,000	3.000	05/01/2019	3,182,521
University of Michigan General RB RMKT 02/26/18 Series 2012 E (AAA/Aaa)(b)
	(SIFMA Municipal Swap Index Yield + 0.27%),
3,980,000	1.960	04/01/2022	3,970,926
Warren Consolidated School District Unlimited Tax GO Refunding Bonds Series 2016 B (BAM) (AA/NR)
1,790,000	5.000	05/01/2019	1,807,972
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2015 A (Q-SBLF) (AA/NR)
1,420,000	4.000	05/01/2019	1,429,656
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2016 A (Q-SBLF) (AA/NR)
1,000,000	5.000	05/01/2021	1,062,000
1,000,000	5.000	05/01/2022	1,086,330
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2012 A (A/A2)
1,385,000	5.000	12/01/2019	1,424,846
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2018 C (A/A2)
895,000	4.000	12/01/2020	931,131
600,000	5.000	12/01/2021	651,360
500,000	5.000	12/01/2022	554,560
Western Township Utilities Authority Sewage Disposal System Limited Tax RB for Series 2012 (MUN GOVT GTD) (AA/NR)
1,000,000	4.000	01/01/2019	1,000,000

			145,935,825

Minnesota – 0.8%
Circle Pines Minnesota Independent School District No. 012 GO Bonds Series 2015 A (SD CRED PROG) (AAA/NR)(e)
675,000	0.000	02/01/2021	648,324
City of Rochester RB for Mayo Clinic Series 2011 C (AA/WR)(b)(c)
10,000,000	4.500	11/15/2021	10,672,700
Maple Grove Minnesota Health Care Facilities RB Refunding for Maple Grove Hospital Corporation Series 2017 (NR/Baa1)
500,000	4.000	05/01/2021	520,070
500,000	4.000	05/01/2022	527,070
500,000	5.000	05/01/2023	553,555
Minnesota State Various Purpose GO Refunding Bonds Series 2015 A (AAA/Aa1)
9,800,000	5.000	08/01/2021	10,581,158

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Minnesota – (continued)
Minnesota State Various Purpose GO Refunding Bonds Series 2016 D (AAA/Aa1)
$6,295,000	5.000%	08/01/2021	$ 6,796,774
Shakopee Independent School District No. 720 GO Bonds for School Building Series 2015 A (SD CRED PROG) (NR/Aa2)
2,945,000	5.000	02/01/2020	3,038,386
State of Minnesota GO Bonds Series 2015 A (AAA/Aa1)
9,110,000	5.000	08/01/2020	9,565,682
State of Minnesota State Trunk Highway GO Bonds Series 2015 B (AAA/Aa1)
3,230,000	5.000	08/01/2022	3,578,259
University of Minnesota GO Bonds Series 2017 (AA/Aa1)
1,700,000	4.000	09/01/2019	1,724,548

			48,206,526

Mississippi – 1.1%
County of Warren RB Refunding for International Paper Co. Series 2018 (BBB/Baa2)(b)(c)
5,300,000	2.900	09/01/2023	5,311,395
Jackson County PCRB Refunding for Chevron U.S.A., Inc. Project Series 1993 (AA/Aa2)(b)(c)
5,700,000	1.660	01/01/2019	5,700,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development RB for Chevron USA, Inc. Series 2007 E (AA/Aa2)(b)(c)
17,860,000	1.660	01/01/2019	17,860,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development RB for Chevron USA, Inc. Series 2010 G (AA/Aa2)(b)(c)
7,000,000	1.610	01/01/2019	7,000,000
Mississippi Business Finance Corp. RB for Mississippi Power Co. Project First Series 2010 (A-/NR)(b)(c)
7,725,000	2.750	12/09/2021	7,731,412
Mississippi State GO Refunding Bonds Series 2017 B (AA/Aa2)(b)
(1 Mo. LIBOR + 0.33%),
6,410,000	1.904	09/01/2020	6,408,461
State of Minnesota GO Bonds for Capital Improvement Series 2011 A (AA/Aa2)(a)
21,400,000	5.000	10/01/2021	23,201,238

			73,212,506

Missouri – 0.2%
Cape Girardeau County IDA Health Facilities RB Refunding for South Eastern Health Series 2017 A (BBB-/Baa3)
300,000	5.000	03/01/2019	301,227
325,000	5.000	03/01/2020	334,305
400,000	5.000	03/01/2021	419,432
Missouri Health & Educational Facilities Authority RB Series 2000 B (AA+/Aa1)(b)(c)
5,600,000	1.700	01/01/2019	5,600,000
Missouri Health & Educational Facilities Authority RB Series 2003 B (AA+/Aa1)(b)(c)
2,400,000	1.710	01/01/2019	2,400,000
Missouri State Development Finance Board Infrastructure Facilities Leasehold Improvement and RB Refunding for City of Independence Electric System Projects Series 2012 F (A/NR)
960,000	4.000	06/01/2019	968,160
1,000,000	4.000	06/01/2020	1,028,100
St. Louis County Rockwood School District GO Refunding Bonds Series 2017 (AAA/NR)
3,995,000	5.000	02/01/2021	4,255,354

			15,306,578

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Montana – 0.2%
City of Billings RB for Sewer System Series 2017 (AA+/Aa3)
$240,000	4.000%	07/01/2020	$ 247,500
210,000	4.000	07/01/2021	220,641
310,000	5.000	07/01/2022	341,567
Forsyth Montana Pollution Control RB Refunding for Northwestern Corp. Colstrip Project Series 2016 (A-/A3)
8,750,000	2.000	08/01/2023	8,662,850
Gallatin County High School District No. 7 GO Bonds for School Building Series 2017 A (NR/Aa2)
445,000	5.000	12/01/2022	496,041

			9,968,599

Nebraska – 0.4%
City of Lincoln Electric System RB Refunding Series 2012 (AA/NR)
2,615,000	5.000	09/01/2021	2,826,449
Gas Supply RB Refunding for Central Plains Energy Project Series 2014 (NR/Aa2)(b)(c)
20,000,000	5.000	12/01/2019	20,491,000
Lincoln County Hospital Authority No. 1 RB Refunding for Great Plains Regional Medical Center Project Series 2012 (A-/NR)
750,000	4.000	11/01/2019	762,240
690,000	4.000	11/01/2020	714,129

			24,793,818

Nevada – 0.3%
Clark County Pollution Control RB Refunding for Nevada Power Company Project Series 2017 (A+/A2)(b)(c)
1,850,000	1.600	05/21/2020	1,833,202
Clark County Water Reclamation District GO Refunding Bonds for Water Reclamation Series 2016 (AAA/Aa1)
3,640,000	5.000	07/01/2022	4,014,556
Las Vegas Valley Nevada Water District GO Refunding Bonds Series 2018 B (AA+/Aa1)
9,010,000	5.000	06/01/2021	9,684,939
Washoe County Sierra Pacific Power Company Project RB Refunding for Nevada Gas & Water Facilities Series 2016 B (A+/A2)(b)(c)
1,800,000	3.000	06/01/2022	1,836,342

			17,369,039

New Hampshire – 0.2%
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2018 A (AMT) (A-/NR)(b)
	(SIFMA Municipal Swap Index Yield + 0.75%),
14,550,000	2.460	10/01/2021	14,511,297

New Jersey – 5.2%
Atlantic City New Jersey Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
220,000	5.000	03/01/2020	226,684
500,000	5.000	03/01/2023	548,470
County of Hudson GO Bonds Series 2018 (SP-1+/NR)
25,000,000	4.000	12/10/2019	25,483,750
Garden State Preservation Trust Capital Appreciation RB Series 2003 B (AGM) (AA/A2)(e)
5,750,000	0.000	11/01/2021	5,394,477
Hudson County New Jersey GO Refunding Bonds Series 2015 (AGM) (AA/Aa3)
725,000	4.000	02/15/2020	742,871
1,025,000	4.000	02/15/2021	1,066,830

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority RB for Provident Group - Kean Properties L.L.C. - Kean University Student Housing Project Series 2017 A (BBB-/NR)
$180,000	4.000%	07/01/2021	$ 184,687
220,000	4.000	01/01/2022	226,382
225,000	4.000	07/01/2022	232,184
270,000	4.000	01/01/2023	279,372
275,000	4.000	07/01/2023	285,076
320,000	4.000	01/01/2024	331,728
325,000	4.000	07/01/2024	337,175
New Jersey Economic Development Authority RB for School Facilities Construction Series 2017 DDD (BBB+/Baa1)
500,000	5.000	06/15/2019	506,205
600,000	5.000	06/15/2020	622,530
New Jersey Economic Development Authority RB Refunding for Provident Group - Montclair Properties L.L.C. - Montclair University Student Housing Project Series 2017 (AGM) (AA/A2)
1,835,000	4.000	06/01/2021	1,909,483
1,000,000	4.000	06/01/2022	1,051,750
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2013 I (ST APPROP) (BBB+/Baa1)(d)
	(SIFMA Municipal Swap Index Yield + 1.25%),
13,315,000	2.960	09/01/2025	12,990,913
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2014 PP (BBB+/Baa1)
5,000,000	5.000	06/15/2019	5,062,050
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2015 XX (ST APPROP) (BBB+/Baa1)
6,435,000	5.000	06/15/2019	6,514,858
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2018 FFF (BBB+/Baa1)
2,345,000	5.000	06/15/2023	2,555,300
6,500,000	5.000	06/15/2024	7,145,580
New Jersey Educational Facilities Authority RB Refunding for New Jersey City University Series 2016 D (AGM) (AA/A2)
2,210,000	3.000	07/01/2021	2,259,173
New Jersey Educational Facilities Authority RB Refunding for Stevens Institute of Technology Series 2017 A (A-/NR)
315,000	5.000	07/01/2020	328,750
485,000	5.000	07/01/2021	518,887
440,000	5.000	07/01/2022	481,373
New Jersey Health Care Facilities Financing Authority RB for Princeton Healthcare System Issue Series 2016 A (AA/Aa3)
750,000	5.000	07/01/2021	805,807
New Jersey Health Care Facilities Financing Authority RB Refunding for Robert Wood Johnson University Hospital Series 2010 (NR/WR)(a)
5,000,000	5.000	01/01/2020	5,154,000
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (BBB/Baa2)
1,530,000	5.000	07/01/2019	1,549,431
1,000,000	5.000	07/01/2020	1,038,840
1,000,000	5.000	07/01/2021	1,063,840
1,240,000	5.000	07/01/2022	1,347,880
New Jersey State Turnpike Authority RB Refunding Series 2014 C (A+/A2)
22,000,000	5.000	01/01/2020	22,684,200
New Jersey State Turnpike Authority RB Refunding Series 2017 C-1 (A+/A2)(d)
(1 Mo. LIBOR + 0.34%),
1,290,000	1.984	01/01/2021	1,287,742

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey State Turnpike Authority RB Refunding Series 2017 C-2 (A+/A2)(d)
	(1 Mo. LIBOR + 0.48%),
$5,000,000	2.124%	01/01/2022	$ 4,994,750
New Jersey State Turnpike Authority RB Refunding Series 2017 C-3 (A+/A2)(d)
	(1 Mo. LIBOR + 0.60%),
15,565,000	2.244	01/01/2023	15,574,962
New Jersey State Turnpike Authority RB Series 2012 B (A+/A2)
10,000,000	5.000	01/01/2019	10,000,000
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(e)
24,355,000	0.000	12/15/2028	16,311,031
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2012 AA (ST APPROP) (BBB+/Baa1)
2,945,000	5.000	06/15/2019	2,981,547
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (BBB+/Baa1)
10,000,000	5.000	06/15/2021	10,578,200
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
1,000,000	5.000	06/15/2021	1,057,820
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 A (BBB+/Baa1)
15,550,000	5.250	12/15/2020	16,398,252
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(e)
10,000,000	0.000	12/15/2025	7,798,500
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB+/Baa1)(e)
33,750,000	0.000	12/15/2027	24,181,537
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2010 D (BBB+/Baa1)
3,015,000	5.000	12/15/2023	3,306,400
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (BBB+/Baa1)
1,485,000	5.000	06/15/2020	1,540,762
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (BBB+/Baa1)
5,135,000	5.000	06/15/2023	5,418,093
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2013 A (BBB+/Baa1)
6,235,000	5.000	12/15/2019	6,390,439
New Jersey Transportation Trust Fund Authority RB Refund for Transportation System Bonds Series 2018 A (BBB+/Baa1)
1,250,000	5.000	06/15/2019	1,265,512
2,000,000	5.000	12/15/2023	2,193,300
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (A+/Baa1)
5,000,000	5.000	06/15/2021	5,294,000
5,000,000	5.000	06/15/2022	5,391,750
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation Systems Series 2010 D (BBB+/Baa1)
26,545,000	5.250	12/15/2023	29,414,780
New Jersey Transportation Trust Fund Authority RB Subseries 2016 A-1 & Subseries A-2 (A+/Baa1)
11,250,000	5.000	06/15/2023	12,323,025
Plainsboro Township GO General Improvement Bonds Series 2016 (AAA/NR)
1,000,000	2.000	08/01/2022	1,002,400

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
Tobacco Settlement Financing Corp. RB Series 2018 B (BBB+/NR)
$7,350,000	3.200%	06/01/2027	$ 7,349,853
Township of Old Bridge GO Bonds Series 2017 (NR/Aa1)
2,600,000	2.000	04/01/2019	2,602,106
Township of Woodbridge GO Bonds Series 2018 (SP-1+/NR)
25,000,000	3.000	08/16/2019	25,195,250
Union County New Jersey GO Refunding Bonds Series B (ETM) (NR/NR)(a)
25,000	3.000	03/01/2019	25,048

			330,807,595

New Mexico – 1.0%
City of Albuquerque General Purpose GO Bonds Series 2018 A (AAA/Aa2)
6,480,000	5.000	07/01/2020	6,785,402
6,480,000	5.000	07/01/2021	6,973,711
5,480,000	5.000	07/01/2022	6,047,838
Farmington City PCRB Refunding for Public Service Co. of New Mexico San Juan & Four Corners Projects Series 2016 A (BBB+/Baa2)(b)(c)
4,000,000	1.875	10/01/2021	3,884,280
Farmington City PCRB Refunding for Public Servicing Co. of New Mexico San Juan & Four Corners Projects Series 2016 B (BBB+/Baa2)(b)(c)
11,000,000	1.875	10/01/2021	10,681,770
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project RMKT 06/01/17 Series 2017 B (BBB+/Baa2)(b)(c)
3,750,000	2.125	06/01/2022	3,633,638
New Mexico Finance Authority RB Refunding for State Transportation Commission Series 2012 (AA+/Aa1)
4,000,000	5.000	06/15/2022	4,412,160
New Mexico Finance Authority RB Refunding for State Transportation Senior Lien Series 2010 B (AA+/Aa1)
3,500,000	5.000	06/15/2021	3,765,475
New Mexico Finance Authority Senior Lien Public Project Revolving Fund RB Series 2017 E (AAA/Aa1)
2,885,000	5.000	06/01/2021	3,101,115
New Mexico Severance Tax RB Series 2017 A (AA-/Aa2)
1,830,000	5.000	07/01/2019	1,859,243
New Mexico State GO Refunding Bonds Series 2017 B (AA/Aa2)
9,485,000	5.000	03/01/2021	10,116,986

			61,261,618

New York – 12.1%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (BBB-/Baa3)
1,250,000	5.000	07/15/2021	1,333,862
500,000	5.000	07/15/2022	544,315
500,000	5.000	07/15/2023	553,705
City of New York GO Bonds Series 2012 B (AA/Aa2)
6,665,000	5.000	08/01/2023	7,354,361
City of Yonkers New York School GO Refunding Bonds Series 2014 A (AGM) (AA/A2)
3,135,000	5.000	09/01/2019	3,200,145
County of Nassau GO Bonds for General Improvement Series 2017 B (A+/A2)
2,535,000	5.000	04/01/2021	2,701,600
2,345,000	5.000	04/01/2022	2,560,224
County of Nassau GO Bonds for General Improvement Series 2018 B (AGM) (AA/A2)
670,000	5.000	07/01/2020	698,743
1,000,000	5.000	07/01/2022	1,101,480

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
County of Suffolk GO Bonds Series 2018 (SP-1/NR)
$87,665,000	5.000%	07/24/2019	$ 88,960,689
Long Island Power Authority RB Refunding Series 2014 C (A-/A3)(b)
	(1 Mo. LIBOR + 0.75%),
18,300,000	2.394	10/01/2023	18,291,765
Metropolitan Transportation Authority RB Refunding RMKT 11/01/16 Subseries 2012 G-3 (A/A1)(b)
	(1 Mo. LIBOR + 0.70%),
20,000,000	2.274	02/01/2020	19,996,000
Metropolitan Transportation Authority RB Refunding Subseries 2012 G-4 (A/A1)(b)
	(1 Mo. LIBOR + 0.55%),
26,925,000	2.124	11/01/2022	26,782,298
Metropolitan Transportation Authority RB Refunding Subseries 2016 C-2B (A/A1)(b)(c)
20,675,000	5.000	02/15/2020	21,346,731
Metropolitan Transportation Authority RB Series 2011 B (A/A1)(b)
	(1 Mo. LIBOR + 0.55%),
26,625,000	2.120	11/01/2022	26,483,888
Metropolitan Transportation Authority RB Series 2018 B-1A (SP-1/MIG1)
10,000,000	5.000	05/15/2020	10,387,800
Metropolitan Transportation Authority RB Series 2018 B-2A (SP-1/MIG1)
14,325,000	5.000	05/15/2021	15,249,106
Metropolitan Transportation Authority RB Subseries 2014 D-2 (A/A1)(b)
	(SIFMA Municipal Swap Index Yield + 0.45%),
15,000,000	2.160	11/15/2022	14,886,750
Metropolitan Transportation Authority RB Subseries 2018 C-1 (SP-1/MIG1)
69,410,000	5.000	09/01/2020	72,600,778
New York City GO Bonds Fiscal 2006 Series H Subseries H2 (AA/Aa2)(b)(c)
4,160,000	1.720	01/01/2019	4,160,000
New York City GO Bonds Fiscal 2014 Series D Subseries D-3 (AA/Aa2)(b)(c)
7,450,000	1.720	01/01/2019	7,450,000
New York City GO Bonds Fiscal 2014 Series I Subseries I-2 (AA/Aa2)(b)(c)
1,200,000	1.720	01/01/2019	1,200,000
New York City GO Bonds Fiscal 2015 Series F Subseries F6 (AA/Aa2)(b)(c)
6,000,000	1.720	01/01/2019	6,000,000
New York City GO Refunding Bonds Series 2015 A (AA/Aa2)
8,640,000	5.000	08/01/2021	9,310,550
New York City Housing Development Corp. Multi-Family RB for Sustainable Neighborhood Series 2018 L-1 (AA+/Aa2)(b)(c)
6,500,000	2.750	12/29/2023	6,514,300
New York City Municipal Water Finance Authority RB for Water & Sewer System General Resolution Fiscal 2009 Series FF-2 (AA+/Aa1)
30,780,000	5.500	06/15/2040	31,279,252
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 Subseries DD-2 (AA+/Aa1)(b)(c)
1,350,000	1.720	01/01/2019	1,350,000

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2014 Series AA Subseries AA1 (AA+/Aa1)(b)(c)
$13,635,000	1.720%	01/01/2019	$ 13,635,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2016 Subseries E-4 (AAA/Aa1)(b)(c)
3,665,000	1.720	01/01/2019	3,665,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2018 Subseries B-4 (AAA/Aa1)(b)(c)
2,750,000	1.720	01/01/2019	2,750,000
New York Housing Development Corp. Multi-Family Mortgage RB for Sustainable Neighborhood Bonds Series 2017 Class G-2 (AA+/Aa2)(b)(c)
4,870,000	2.000	12/31/2021	4,843,312
New York State Dormitory Authority General Purpose Personal Income Tax RB Refunding Series 2016 D (AA+/Aa1)
1,150,000	4.000	02/15/2020	1,178,083
New York State Dormitory Authority RB Refunding for Bidding Group 1 Series 2018 C (AA+/Aa1)
62,305,000	5.000	03/15/2023	70,010,882
New York State Dormitory Authority RB Refunding for New York University Series 2015 A (AA-/Aa2)
1,120,000	4.000	07/01/2020	1,154,664
New York State Dormitory Authority Sales Tax RB Refunding Series 2015 A (AA+/Aa1)
850,000	5.000	03/15/2021	908,769
New York State Dormitory Authority Sales Tax RB Refunding Series 2018 E Group 1 (AA+/Aa1)
31,815,000	5.000	03/15/2023	35,749,879
New York State Energy Research & Development Authority PCRB for New York State Electric & Gas Corp. Project Series 2004 C (A-/A3)(b)(c)
17,000,000	2.625	07/03/2023	16,917,720
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A-/A2)(c)
27,750,000	3.173	07/01/2034	27,750,000
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
30,525,000	5.000	05/01/2019	30,849,786
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2015 A (AA+/Aa1)
23,370,000	5.000	03/15/2021	24,965,002
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2017 A (AA+/Aa1)
945,000	5.000	03/15/2022	1,036,438
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (BBB-/Baa3)
11,150,000	5.000	01/01/2022	11,932,730
15,000,000	5.000	01/01/2023	16,292,100
New York Transportation Development Corp. Special Facility RB Refunding for Terminal One Group Association L.P. Project Series 2015 (AMT) (A-/Baa1)
4,800,000	5.000	01/01/2020	4,938,192
2,310,000	5.000	01/01/2021	2,449,963
Niagara Frontier Transportation Authority RB Refunding for Buffalo International Airport Series 2014 B (BBB+/Baa1)
300,000	5.000	04/01/2019	301,956
Oyster Bay Public Improvement GO Refunding Bonds Series 2018 (NR/Baa3)
9,385,000	4.000	02/15/2021	9,673,307
Rockland County GO Bonds Series 2014 A (AGM) (AA/A2)
2,250,000	5.000	03/01/2019	2,261,633
3,000,000	5.000	03/01/2020	3,109,050

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Rockland County New York GO Refunding Bonds Series 2014 (BAM) (AA/A2)
$1,500,000	3.000%	02/15/2019	$ 1,502,160
635,000	3.000	02/15/2020	643,236
Suffolk County New York GO Bonds for Public Improvement Series 2016 B (BAM) (AA/NR)
5,105,000	2.000	10/15/2020	5,104,030
5,200,000	2.000	10/15/2021	5,185,960
Suffolk County New York GO Bonds for Public Improvement Series 2018 A (AGM) (AA/NR)
4,955,000	5.000	06/01/2021	5,295,855
5,005,000	5.000	06/01/2022	5,471,666
Suffolk County New York GO Refunding Serial Bonds Series 2017 A (AGM) (AA/NR)
7,035,000	4.000	02/01/2023	7,506,345
Suffolk County New York GO Refunding Serial Bonds Series 2017 B (AGM) (AA/NR)
6,360,000	4.000	10/15/2023	6,840,943
Suffolk Tobacco Asset Securitization Corp. RB Tobacco Settlement Asset-Backed Bonds Series 2012 B (A/NR)
575,000	5.000	06/01/2019	581,015
620,000	5.000	06/01/2020	640,032
Triborough Bridge & Tunnel Authority RB Series 2001 B (AA-/Aa3)(b)
	(SOFR + 0.43%),
11,500,000	2.065	09/26/2019	11,511,500
Triborough Bridge & Tunnel Authority RB Series 2018 D (AA-/Aa3)(b)
	(SOFR + 0.50%),
25,000,000	2.135	10/01/2020	25,046,000
TSASC Inc., Tobacco Settlement RB Senior Series 2017 A (A/NR)
2,000,000	5.000	06/01/2020	2,075,360
1,000,000	5.000	06/01/2021	1,061,260
TSASC Inc., Tobacco Settlement RB Subordinated Series 2017 B (BBB+/NR)
1,000,000	5.000	06/01/2020	1,030,490
Utility Debt Securitization Authority Restructuring RB Series 2016 B (AAA/Aaa)
1,000,000	5.000	12/15/2023	1,088,210

			769,255,870

North Carolina – 2.2%
County of Wake GO Bonds for Public Improvements Series 2014 (AAA/Aaa)
7,000,000	5.000	09/01/2020	7,367,150
County of Wake GO Refunding Bonds Series 2016 A (AAA/Aaa)
9,150,000	5.000	03/01/2022	10,036,727
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2014 A (AA+/Aa1)
71,475,000	5.000	10/01/2041	76,385,332
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2012 B (ETM) (AAA/WR)(a)
4,900,000	5.000	01/01/2019	4,900,000
North Carolina Eastern Municipal Power Agency Power System RB Series 2012 A (ETM) (AAA/WR)(a)
2,000,000	3.000	01/01/2019	2,000,000
1,000,000	5.000	01/01/2019	1,000,000
North Carolina State Capital Improvement RB Series 2011 A (ST APPROP) (AA+/Aa1)(a)
10,745,000	5.000	05/01/2020	11,195,323

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
North Carolina – (continued)
North Carolina State GO Refunding Bonds Series 2013 D (AAA/Aaa)
$21,000,000	4.000%	06/01/2022	$ 22,485,540
5,590,000	4.000	06/01/2023	6,084,380

			141,454,452

North Dakota – 0.1%
City of Williston RB Refunding for Airport Series 2018 (A+/NR)
580,000	5.000	11/01/2019	593,619
600,000	5.000	11/01/2020	628,926
805,000	5.000	11/01/2021	863,008
1,815,000	5.000	11/01/2022	1,980,292
1,655,000	5.000	11/01/2023	1,831,688
2,000,000	4.000	11/01/2024	2,113,180

			8,010,713

Ohio – 1.7%
American Municipal Power, Inc., RB for Hydroelectric Projects Series 2009 C (A/A2)(a)
4,000,000	5.000	02/15/2020	4,138,080
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa3)
13,140,000	5.125	06/01/2024	12,261,197
3,265,000	5.375	06/01/2024	3,076,773
City of Columbus Various Purpose Unlimited Tax Bonds Series 2018 A (AAA/Aaa)
4,545,000	5.000	04/01/2020	4,724,800
10,260,000	5.000	04/01/2022	11,272,867
5,000,000	5.000	04/01/2023	5,626,850
Cleveland Airport Various Purpose GO Refunding Bonds Series 2015 (AA+/A1)
1,455,000	5.000	12/01/2020	1,538,953
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
1,750,000	5.000	02/15/2023	1,885,940
3,000,000	5.000	02/15/2024	3,272,130
1,500,000	5.000	02/15/2025	1,652,370
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB-/NR)
415,000	4.000	01/01/2019	415,000
435,000	4.000	01/01/2020	438,763
Ohio State GO Refunding Bonds for Higher Education Series 2014 B (AA+/Aa1)
7,460,000	5.000	08/01/2023	8,448,226
Ohio State Highway Capital Improvement GO Bonds Series 2012 Q (AAA/Aa1)(a)
1,685,000	5.000	05/01/2022	1,851,478
Ohio State RB for University Hospitals Health System, Inc. Obligated Group Series 2018 C (A/A2)(b)(c)
15,000,000	5.000	09/15/2021	16,115,100
Ohio State RB for University Hospitals Health System, Inc. Obligated Group Series 2018 D (A/A2)(b)(c)
11,775,000	5.000	09/15/2023	13,144,315
Ohio State Third Frontier Research & Development GO Bonds Series 2013 A (AA+/Aa1)(a)
7,400,000	4.000	05/01/2021	7,765,930
Ohio State Water Development Authority RB for Waste Management, Inc. Project Series 2002 (A-/NR)
8,250,000	3.250	11/01/2022	8,353,703
University of Cincinnati RB Series 2018 C (SP-1+/Aa3)(d)
	(1 Mo. LIBOR + 0.34%),
5,000,000	2.019	06/01/2020	4,998,600

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Ohio – (continued)
University of Toledo General Receipts RB Series 2011 B (A/A1)(a)
$355,000	5.000%	06/01/2021	$ 381,419

			111,362,494

Oklahoma – 0.2%
Oklahoma County Independent School District No. 1 Combined Purpose GO Bonds for Putnam City Board of Education District Series 2016 (A+/NR)
2,900,000	2.000	01/01/2021	2,898,869
Oklahoma County Independent School District No. 89 GO Bonds Series 2015 (AA/Aa3)
6,200,000	3.000	07/01/2019	6,235,836
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (BB+/Baa3)
500,000	5.000	08/15/2022	540,255
500,000	5.000	08/15/2023	548,220
500,000	5.000	08/15/2024	554,595
Oklahoma Turnpike Authority RB Refunding Second Senior Series 2017 D (AA-/Aa3)
2,745,000	4.000	01/01/2023	2,954,745

			13,732,520

Oregon – 1.5%
Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis GO Refunding Bonds Series 2007 (AGM) ( SCH BD GTY) (NR/Aa1)
2,000,000	5.000	06/15/2020	2,091,460
City of Portland RB Refunding for Sewer System First Lien Series 2015 A (AA/Aa1)
30,000,000	5.000	06/01/2020	31,331,100
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (BBB-/NR)
300,000	4.000	03/01/2019	300,765
995,000	4.000	03/01/2021	1,021,944
385,000	5.000	03/01/2023	415,365
200,000	5.000	03/01/2024	217,788
200,000	5.000	03/01/2025	219,626
Lane County Oregon Springfield School District No. 19 GO Refunding Bonds Series 2015 (SCH BD GTY) (AA+/Aa1)(e)
3,740,000	0.000	06/15/2020	3,626,678
3,780,000	0.000	06/15/2021	3,591,416
Oregon Coast Community College District GO Refunding Bonds Series 2012 (SCH BD GTY) (NR/Aa1)
1,445,000	3.000	06/15/2019	1,453,106
Oregon State Business Development Commission RB for Intel Corp. Project Series 2010 232 (A+/A1)(b)(c)
13,050,000	2.400	08/14/2023	13,106,637
Portland Oregon Community College District GO Bonds Series 2018 (AA+/Aa1)
10,240,000	4.000	06/15/2020	10,560,922
12,520,000	4.000	06/15/2021	13,161,775
Portland Oregon Community College District GO Refunding Bonds Series 2016 (AA+/Aa1)
1,500,000	5.000	06/15/2020	1,568,385
1,900,000	5.000	06/15/2021	2,042,690
2,300,000	5.000	06/15/2022	2,538,602
Portland Oregon Water System RB Refunding First Lien Series 2016 A (NR/Aaa)
2,130,000	5.000	04/01/2022	2,340,274

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Oregon – (continued)
State of Oregon GO Bonds Series 2018 A (AA+/Aa1)
$5,480,000	4.000%	05/01/2020	$ 5,637,386

			95,225,919

Pennsylvania – 4.2%
Abington School District GO Bonds Series 2017 (ST AID WITHHLDG) (AA/NR)
1,375,000	5.000	10/01/2021	1,486,114
1,950,000	5.000	10/01/2022	2,158,494
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (A/NR)
2,250,000	5.000	04/01/2022	2,435,130
2,250,000	5.000	04/01/2023	2,478,915
4,000,000	5.000	04/01/2024	4,476,000
Bethlehem Area School District Authority School RB Refunding for Bethlehem Area School District Refunding Project Series 2018 (ST AID WITHHLDG) (NR/A1)(b)
	(1 Mo. LIBOR + 0.48%),
5,995,000	2.234	11/01/2021	5,978,873
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (BBB+/NR)
475,000	5.000	10/01/2022	511,532
740,000	5.000	10/01/2023	806,674
Butler County Hospital Authority RB for Health System Project Series 2015 A (A-/Baa1)
310,000	3.000	07/01/2019	310,970
265,000	4.000	07/01/2020	271,464
1,000,000	4.000	07/01/2021	1,039,250
City of Philadelphia GO Bonds Series 2016 F (ST AID WITHHLDG) (A+/A2)
1,000,000	5.000	09/01/2019	1,018,580
4,000,000	5.000	09/01/2020	4,182,240
4,000,000	5.000	09/01/2021	4,287,840
City of Philadelphia GO Bonds Series 2017 (A/A2)
4,500,000	5.000	08/01/2019	4,579,965
Coatesville School District GO Refunding Bonds Series 2017 (AGM) (ST AID WITHHLDG) (AA/A2)
325,000	4.000	08/01/2020	333,355
1,270,000	5.000	08/01/2021	1,348,105
1,125,000	5.000	08/01/2022	1,216,654
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (A/A1)
950,000	5.000	06/01/2020	987,553
2,250,000	5.000	06/01/2023	2,491,448
Cumberland County Municipal Authority RB Refunding for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
535,000	4.000	01/01/2019	535,000
1,000,000	4.000	01/01/2020	1,013,750
Delaware River Port Authority RB Refunding Series 2018 B (A+/A2)
4,000,000	5.000	01/01/2020	4,123,200
5,000,000	5.000	01/01/2021	5,295,900
5,000,000	5.000	01/01/2022	5,429,300
Lehigh County Industrial Development Authority PCRB Refunding for PPL Electric Utilities Corp. Project RMKT 08/15/17 Series 2016 B (A/A1)(b)(c)
9,000,000	1.800	08/15/2022	8,722,620
Montgomery County Higher Education and Health Authority RB Refunding for Holy Redeemer Health System Series 2014 A (BBB/Baa3)
1,000,000	4.000	10/01/2019	1,009,780
Montgomery County IDA Pollution Control RB Refunding for PECO Energy Company Project Series 1999 B (BBB/Baa2)(b)(c)
30,425,000	2.500	04/01/2020	30,335,550

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Economic Development Financing Authority RB for Solid Waste Disposal Project Series 2009 (A-/NR)(b)(c)
$12,265,000	2.800%	12/01/2021	$ 12,295,540
Pennsylvania Higher Educational Facilities Authority RB for LA Salle University Series 2012 (BBB-/NR)
360,000	5.000	05/01/2019	362,545
Pennsylvania Higher Educational Facilities Authority RB for LA Salle University Series 2012 (ETM) (NR/NR)(a)
640,000	5.000	05/01/2019	646,515
Pennsylvania State Commonwealth GO Bonds First Series 2012 (A+/Aa3)(a)
6,530,000	5.000	06/01/2022	7,199,978
Pennsylvania State Commonwealth GO Bonds Second Series 2015 (A+/Aa3)
2,175,000	5.000	08/15/2020	2,281,097
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2015 (A+/Aa3)
8,115,000	5.000	08/15/2020	8,510,850
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (A+/Aa3)
4,000,000	5.000	09/15/2019	4,088,240
13,670,000	5.000	09/15/2020	14,370,451
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2017 (A+/Aa3)
33,455,000	5.000	01/01/2023	37,045,391
Pennsylvania State Commonwealth GO Refunding Bonds Second Series 2016 (A+/Aa3)
4,500,000	5.000	01/15/2022	4,885,695
Pennsylvania State GO Bonds First Refunding Series 2015 (AGM) (AA/Aa3)
5,000,000	5.000	08/15/2022	5,511,550
Pennsylvania Turnpike Commission RB Refunding Series 2018 B (A+/A1)(d)
(SIFMA Municipal Swap Index Yield + 0.70%),
11,750,000	2.410	12/01/2023	11,722,975
Pennsylvania Turnpike Commission RB Refunding Subordinate Series 2016 A (AA/Aa3)
1,000,000	5.000	12/01/2022	1,107,930
Pennsylvania Turnpike Commission RB Series 2009 D (A/A3)(a)
5,000,000	5.300	12/01/2019	5,156,900
Pennsylvania Turnpike Commission RB Series 2014 B-1 (A+/A1)(d)
	(SIFMA Municipal Swap Index Yield + 0.88%),
7,000,000	2.590	12/01/2020	7,039,830
Pennsylvania Turnpike Commission RB Subordinate Series 2010 A-1 (AA-/A2)(a)
18,670,000	5.000	12/01/2019	19,205,456
Pennsylvania Turnpike Commission RB Subordinate Series 2015 B (A/A3)(a)
1,400,000	5.000	12/01/2020	1,482,404
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
1,000,000	5.000	07/01/2020	1,033,020
4,000,000	5.000	07/01/2022	4,280,000
1,750,000	5.000	07/01/2023	1,899,205
Pittsburgh & Allegheny County Sports & Exhibition Authority RB for Parking System Series 2017 (A-/NR)
530,000	4.000	12/15/2019	539,922
365,000	4.000	12/15/2020	378,107
600,000	4.000	12/15/2021	630,504
280,000	5.000	12/15/2022	308,386

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pittsburgh Water & Sewer Authority First Lien RB Refunding Series 2017 C (AGM) (AA/A2)(b)
	(1 Mo. LIBOR + 0.64%),
$10,000,000	2.328%	12/01/2020	$10,002,600
Scranton School District GO Refunding Bonds Series 2017 A (ST AID WITHHLDG) (A+/A2)
500,000	5.000	06/01/2019	505,125
645,000	5.000	06/01/2020	666,937
680,000	5.000	06/01/2021	715,278
Westmoreland County Municipal Authority RB Series 2013 (A+/A1)(a)
1,965,000	5.000	08/15/2023	2,221,845

			264,958,532

Puerto Rico – 1.1%
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2002 A (FGIC) (NR/WR)(h)
772,500	5.500	07/01/2017	631,519
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(d)
	(3 Mo. LIBOR + 0.52%),
54,710,000	2.125	07/01/2029	50,606,750
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 C (COMWLTH GTD) (CC/WR)
654,385	5.500	07/01/2016	351,732
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (NR/Ca)(c)
1,000,000	10.000	07/01/2035	1,056,790
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (COMWLTH GTD) (NR/Ca)(b)(h)
10,835,000	10.000	07/01/2034	5,986,338
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (NR/Ca)(h)
19,315,000	5.500	08/01/2023	8,957,331

			67,590,460

Rhode Island – 0.3%
Providence GO Bonds Series 2013 A (A-/Baa1)
1,545,000	5.000	01/15/2019	1,546,468
Providence Public Building Authority RB for Capital Improvement Program Project Series 2017 A (BBB-/Baa2)
250,000	4.000	09/15/2019	252,788
200,000	5.000	09/15/2020	209,322
1,210,000	5.000	09/15/2021	1,295,341
Rhode Island Health and Educational Building Corp. Higher Education Facility RB Refunding for Brown University Issue Series 2012 (AA+/Aa1)
4,770,000	5.000	09/01/2021	5,160,902
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (MUN GOVT GTD) (NR/Aa3)
815,000	4.000	05/15/2020	836,402
820,000	5.000	05/15/2021	868,552
1,415,000	5.000	05/15/2022	1,530,407
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2015 B (BBB+/NR)
5,600,000	2.250	06/01/2041	5,604,536

			17,304,718

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
South Carolina – 1.0%
Charleston County School District GO Bonds Series 2018 (SCSDE) (NR/Aa1)
$2,180,000	5.000%	03/01/2021	$ 2,327,172
5,575,000	5.000	03/01/2022	6,108,081
4,015,000	5.000	03/01/2023	4,507,199
County of Charleston GO Bonds for Transportation Sales Tax Series 2011 (ST AID WITHHLDG) (AAA/Aaa)(a)
4,920,000	4.000	11/01/2021	5,211,412
County of Charleston GO Refunding Bonds for Transportation Sales Tax Series 2013 (AAA/Aaa)
10,005,000	5.000	11/01/2021	10,877,836
South Carolina Public Service Authority RB Tax-Exempt Series 2010 C (ETM) (A+/A2)(a)
9,645,000	5.000	12/01/2019	9,917,182
Spartanburg County School District No. 6 GO Bonds Series 2018 (SCSDE) (NR/MIG1)
24,885,000	4.000	09/25/2019	25,278,183

			64,227,065

South Dakota – 0.0%
Rapid City Area School District No. 51-4 Limited Tax Capital Outlay GO Refunding Bonds Series 2017 B (ST AID WITHHLDG) (AA+/NR)
1,000,000	4.000	01/01/2020	1,021,090
1,055,000	5.000	01/01/2021	1,118,712
570,000	5.000	01/01/2022	620,154

			2,759,956

Tennessee – 1.7%
City of Memphis RB Refunding for Sanitary Sewerage System Series 2018 (AA+/Aa2)
2,980,000	5.000	10/01/2020	3,142,440
City of Murfreesboro GO Bonds Series 2018 (AA/Aa1)
2,720,000	5.000	06/01/2021	2,923,102
2,400,000	5.000	06/01/2022	2,644,584
County of Rutherford GO Bonds for School Series 2017 (AA+/Aa1)
3,070,000	5.000	04/01/2022	3,369,018
County of Williamson District GO Public Improvement & School Bonds Series 2017 (NR/Aaa)
1,700,000	5.000	04/01/2022	1,866,702
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A-/Baa1)
2,000,000	5.000	07/01/2019	2,029,280
2,500,000	5.000	07/01/2020	2,605,725
3,500,000	5.000	07/01/2021	3,732,190
Hamilton County GO Bonds Series 2018 A (AAA/Aaa)
6,185,000	5.000	04/01/2020	6,430,421
7,860,000	5.000	04/01/2022	8,638,533
Knox County Health Educational & Housing Facilities Board RB for University Health System, Inc. Series 2017 (BBB/NR)
335,000	4.000	04/01/2019	336,192
350,000	5.000	04/01/2020	360,164
750,000	4.000	04/01/2021	771,570
1,420,000	5.000	04/01/2022	1,518,463
Metropolitan Government of Nashville & Davidson County GO Improvement Bonds Series 2013 A (AA/Aa2)
9,625,000	5.000	01/01/2023	10,759,595
Metropolitan Government of Nashville & Davidson County GO Improvement Bonds Series 2015 C (AA/Aa2)
5,485,000	5.000	07/01/2023	6,201,560

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Tennessee – (continued)
Metropolitan Government of Nashville & Davidson County GO Improvement Bonds Series 2018 (AA/Aa2)
$22,625,000	5.000%		07/01/2022	$ 24,993,612
17,955,000	5.000		07/01/2023	20,300,641
Metropolitan Government of Nashville & Davidson County GO Refunding Bonds Series 2010 D (AA/Aa2)
6,960,000	5.000		07/01/2022	7,272,226

				109,896,018

Texas – 8.8%
Alamo Community College District GO Refunding Bonds Series 2017 (AAA/Aaa)
6,400,000	3.000		08/15/2022	6,635,776
Austin Convention Enterprises, Inc. Convention Center Hotel Second Tier RB Refunding Series 2017 B (BBB-/NR)
600,000	5.000		01/01/2019	600,000
500,000	5.000		01/01/2020	514,345
500,000	5.000		01/01/2021	526,670
465,000	5.000		01/01/2022	499,591
750,000	5.000		01/01/2023	817,275
Bexar County Texas Health Facilities Development Corp. RB Refunding for Army Retirement Residence Foundation Project Series 2018 (BBB/NR)
100,000	5.000		07/15/2019	101,097
Board of Regents of the University of Texas System RB Refunding Series 2017 C (AAA/Aaa)
10,360,000	5.000		08/15/2023	11,728,763
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015 B (A-/Baa1)(b)(c)
7,500,000	5.000		01/07/2021	7,784,550
Central Texas Regional Mobility Authority RB Senior Lien Series 2011 (A-/Baa1)(a)
5,455,000	6.000		01/01/2021	5,879,563
Central Texas Regional Mobility Authority Subordinate Lien RB Series 2018 (BBB+/Baa2)
3,500,000	4.000		01/01/2022	3,627,050
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13-16 Project Series 2017 (NR/NR)(e)
70,000	0.000		09/01/2019	68,205
70,000	0.000		09/01/2020	65,468
70,000	0.000		09/01/2021	62,686
70,000	0.000		09/01/2022	59,882
70,000	0.000		09/01/2023	57,095
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB-/NR)
685,000	0.000	(e)	09/01/2019	674,150
685,000	0.000	(e)	09/01/2020	656,661
685,000	0.000	(e)	09/01/2021	637,818
685,000	0.000	(e)	09/01/2022	617,582
405,000	4.000		09/01/2023	428,085
City of Houston RB Refunding for Combined Utility System Series 2011 A (AA/NR)(a)
24,305,000	5.250		11/15/2020	25,813,854
City of Houston RB Refunding for Combined Utility System Series 2018 C (AA/Aa2)(b)
(1 Mo. LIBOR + 0.36%),
12,500,000	2.114		08/01/2021	12,425,375
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
375,000	3.000		09/01/2019	377,295

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of San Antonio RB for Electric & Gas Systems Junior Lien Series 2015 D (AA-/Aa2)(b)(c)
$18,500,000	3.000%	12/01/2020	$ 18,803,215
City of San Antonio RB Refunding for Electric & Gas Systems Junior Lien Series 2018 (AA-/Aa2)(b)(c)
5,200,000	2.750	12/01/2022	5,273,320
City of San Antonio Water System Junior Lien RB Refunding Series 2014 B (AA/Aa2)(b)(c)
5,750,000	2.000	11/01/2022	5,691,235
Colorado River Municipal Water District RB Series 2011 (AA-/Aa3)(a)
2,000,000	5.000	01/01/2021	2,124,820
County of Dallas GO Bonds Series 2016 (AAA/Aaa)
1,000,000	5.000	08/15/2020	1,050,250
Cypress-Fairbanks Independent School District GO Bonds for School Building Series 2017 A-3 (PSF-GTD) (AAA/Aaa)(b)(c)
9,325,000	3.000	08/17/2020	9,462,544
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A1)
5,000,000	5.000	11/01/2023	5,270,550
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (AA+/NR)(i)
2,520,000	0.000	10/01/2046	2,389,136
Gulf Coast Authority RB for Waste Management, Inc. Series 2003 B (A-/NR)(b)(c)
7,500,000	2.250	05/01/2019	7,494,675
Gulf Coast IDA RB for Exxon Mobil Project Series 2012 (AA+/Aaa)(b)(c)
7,000,000	1.560	01/01/2019	7,000,000
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A+/A1)(d)
	(SIFMA Municipal Swap Index Yield + 1.05%),
5,685,000	2.760	06/01/2024	5,751,571
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa2)(d)
	(3 Mo. LIBOR + 0.67%),
35,145,000	2.423	08/15/2035	32,038,885
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
85,000	3.000	09/01/2019	85,526
85,000	3.000	09/01/2020	86,158
90,000	3.000	09/01/2021	91,615
90,000	3.000	09/01/2022	91,658
95,000	3.000	09/01/2023	96,614
Houston Independent School District Limited Tax GO Refunding Bonds RMKT 01/06/17 Series 2017 (PSF-GTD) (AAA/Aaa)(b)(c)
10,420,000	1.450	06/01/2020	10,326,220
Houston Independent School District Limited Tax Schoolhouse GO Bonds Series 2013 B (PSF-GTD) (AAA/Aaa)(b)(c)
4,935,000	2.400	06/01/2021	4,963,771
Houston Independent School District Limited Tax Schoolhouse GO Bonds Series 2014 A-1B (PSF-GTD) (AAA/Aaa)(b)(c)
4,520,000	2.200	06/01/2020	4,526,192
Kaufman County Fresh Water Supply District No. 1 Refunding for Road Series 2016 C (AGM) (AA/NR)
370,000	3.000	09/01/2019	372,264
390,000	3.000	09/01/2020	393,401
310,000	3.000	09/01/2021	316,048
330,000	3.000	09/01/2022	337,943
Leander Independent School District Unlimited Tax GO Refunding Bonds Series 2015 A (PSF-GTD) (AAA/NR)(e)
2,000,000	0.000	08/15/2019	1,976,560
1,500,000	0.000	08/15/2020	1,453,905

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Leander Independent School District Unlimited Tax GO Refunding Bonds Series 2016 (PSF-GTD) (AAA/NR)(e)
$5,000,000	0.000%	08/16/2021	$ 4,733,050
Mansfield Independent School District GO Bonds Series 2012 (PSF-GTD) (NR/Aaa)(b)(c)
8,250,000	2.500	08/01/2021	8,307,503
Metropolitan Transit Authority of Harris County Sales and Use Tax Contractual Obligations RB Series 2018 (AAA/Aa2)
3,000,000	5.000	11/01/2022	3,338,190
1,000,000	5.000	11/01/2023	1,137,870
Midway Independent School District/McLennan County GO Refunding Bonds Capital Appreciation Series 2000 (PSF-GTD) (NR/Aaa)(e)
5,705,000	0.000	08/15/2020	5,524,380
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (BBB-/Ba1)
500,000	4.000	04/01/2019	500,585
770,000	4.000	04/01/2020	773,311
810,000	4.000	04/01/2021	813,937
855,000	4.000	04/01/2022	857,283
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC - Texas A&M University Collegiate Housing Project Series 2014 A (AGM) (AA/A2)
170,000	4.000	04/01/2020	173,267
400,000	4.000	04/01/2021	413,180
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC - Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BB/B1)
145,000	4.000	04/01/2019	145,081
300,000	4.000	04/01/2020	300,384
620,000	4.000	04/01/2021	619,709
North East Independent School District Unlimited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (AAA/Aaa)(b)(c)
5,000,000	2.375	08/01/2022	5,016,200
North Texas Tollway Authority RB Refunding First Tier Series 2010 (A+/A1)(a)
5,000,000	6.000	01/01/2021	5,399,350
North Texas Tollway Authority RB Refunding for First Tier Series 2012 C (A+/A1)(b)(c)
18,000,000	1.950	01/01/2038	18,000,000
North Texas Tollway Authority RB Refunding for First Tier Series 2017 A (A+/A1)
4,525,000	5.000	01/01/2022	4,908,041
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A/A2)
1,000,000	5.000	01/01/2024	1,104,900
North Texas Tollway Authority System RB Refunding First Tier Series 2011 B (A+/A1)
3,000,000	5.000	01/01/2019	3,000,000
North Texas Tollway Authority System RB Refunding First Tier Series 2014 A (A+/A1)
2,000,000	5.000	01/01/2020	2,061,400
North Texas Tollway Authority System RB Refunding First Tier Series 2014 C (A+/A1)(b)
	(SIFMA Municipal Swap Index Yield + 0.67%),
5,000,000	2.380	01/01/2020	4,999,500
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A+/A1)
1,500,000	5.000	01/01/2022	1,626,975
North Texas Tollway Authority System RB Refunding for Second Tier Series 2015 A (A/A2)
1,000,000	5.000	01/01/2019	1,000,000

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Northside Texas Independent School District GO Refunding Bonds Series 2018 (PSF-GTD) (AAA/Aaa)
$10,820,000	5.000%	08/15/2019	$ 11,035,859
Northside Texas Independent School District Unlimited Tax School Building GO Bonds Series 2017 (PSF-GTD) (AAA/Aaa)(b)(c)
15,000,000	1.450	06/01/2020	14,875,350
Plano Independent School District Unlimited Tax Refunding Bonds Series 2016 B (PSF-GTD) (AAA/Aaa)
10,580,000	5.000	02/15/2020	10,952,416
Round Rock Independent School District Unlimited Tax GO Bonds for School Building RMKT 08/01/16 Series 2015 (PSF-GTD) (AAA/Aaa)(b)(c)
18,595,000	1.500	08/01/2021	18,274,980
Sam Rayburn Municipal Power Agency RB Refunding Series 2012 (BBB+/NR)
2,315,000	5.000	10/01/2019	2,362,527
State of Texas RB Series 2018 (SP-1+/MIG1)
120,290,000	4.000	08/29/2019	122,011,350
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for CHRISTUS Health Obligation Group Series 2018 A (A+/A1)
3,325,000	4.000	07/01/2019	3,359,347
3,500,000	5.000	07/01/2020	3,654,350
2,200,000	5.000	07/01/2021	2,356,486
1,750,000	5.000	07/01/2022	1,914,553
Tarrant Regional Water District RB Refunding for Water Control & Improvement District Series 2015 (AAA/NR)
6,000,000	5.000	03/01/2021	6,386,580
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/A3)(d)
	(3 Mo. LIBOR + 0.70%),
12,150,000	2.568	12/15/2026	12,028,136
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A-/A2)(d)
	(SIFMA Municipal Swap Index Yield + 0.55%),
11,240,000	2.260	09/15/2027	11,042,626
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
21,990,000	6.875	12/31/2039	22,878,176
Texas Transportation Commission Central Turnpike System RB Refunding Series 2015 A (A-/A3)(b)(c)
5,000,000	5.000	04/01/2020	5,175,750
Texas Transportation Commission Highway Improvement GO Bonds Series 2016 (AAA/Aaa)
6,925,000	5.000	04/01/2022	7,590,285
Texas University System Financing RB Refunding Series 2017 A (AA/Aa2)
1,800,000	5.000	03/15/2020	1,869,120
1,800,000	5.000	03/15/2021	1,919,628
Texas Water Development Board RB for Water Implementation Series 2018 A (AAA/NR)
10,000,000	5.000	04/15/2019	10,092,200
University Houston Consolidated RB Refunding Series 2017 C (AA/Aa2)
6,355,000	5.000	02/15/2022	6,938,198

			559,598,925

Utah – 0.6%
Board of Education of Alpine School District GO Refunding Bonds for Utah SCH BD GTY Program Series 2017 (SCH BD GTY) (AAA/Aaa)
7,800,000	5.000	03/15/2021	8,328,840

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Utah – (continued)
State of Utah GO Refunding Bonds Series 2015 (AAA/Aaa)
$19,000,000	5.000%	07/01/2019	$ 19,306,470
University of Utah RB General Series 2015 B (AA+/Aa1)
5,105,000	5.000	08/01/2023	5,776,460
University of Utah RB General Series 2016 B-1 (AA+/Aa1)
2,405,000	5.000	08/01/2023	2,721,330
Utah Associated Municipal Power Systems RB for Horse Butte Wind Project Series 2012 A (A/NR)
500,000	5.000	09/01/2019	509,990

			36,643,090

Vermont – 0.0%
Vermont Educational & Health Buildings Financing Agency RB Refunding for The University of Vermont Medical Center Project Series 2016 A (A/A2)
400,000	4.000	12/01/2020	414,996
350,000	5.000	12/01/2021	378,718

			793,714

Virgin Islands – 0.1%
Virgin Islands Public Finance Authority Grant Anticipation RB for Federal Highway Grant Anticipation Revenue Loan Note Series 2015 (A/NR)(f)
645,000	5.000	09/01/2019	653,869
825,000	5.000	09/01/2020	851,920
2,015,000	5.000	09/01/2021	2,114,621
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2012 A (B/NR)
1,165,000	4.000	10/01/2022	1,157,777

			4,778,187

Virginia – 2.7%
City of Alexandria GO Refunding Bonds Series 2017 D (ST AID WITHHLDG) (AAA/Aaa)
355,000	5.000	07/01/2022	392,925
County of Arlington GO Bonds for Public Improvement Series 2013 A (AAA/Aaa)(a)
2,930,000	4.000	08/01/2021	3,085,554
County of Arlington GO Bonds Series C (ST AID WITHHLDG) (AAA/Aaa)(a)
9,665,000	5.000	02/15/2021	10,296,028
County of Fairfax RB for Sewer Series 2012 (AAA/Aaa)(a)
9,220,000	4.500	07/15/2021	9,828,981
Fairfax County GO Bonds for Virginia Public Improvement Series 2018 A (ST AID WITHHLDG) (AAA/Aaa)
10,255,000	4.000	10/01/2021	10,847,739
Fairfax County GO Refunding Bonds for Virginia Public Improvement Series 2016 A (ST AID WITHHLDG) (AAA/Aaa)(a)
8,450,000	5.000	10/01/2021	9,151,772
Fairfax County Industrial Development Authority RB Refunding for Inova Health System Obligated Group Series 2018 B-1 (AA+/Aa2)(b)(c)
24,350,000	5.000	05/15/2021	26,024,062
Franklin County Industrial Development Authority RB for Virginia Public Facility Series 2018 (AA/A1)
5,000,000	3.000	10/15/2023	5,065,100
Louisa IDA Pollution Control RB Refunding for Virginia Electric & Power Company Project RMKT 12/01/16 Series 2008 C (A/A2)(b)(c)
8,000,000	1.850	05/16/2019	7,989,840
Peninsula Ports Authority of Virginia Coal Terminal RB Refunding for Dominion Terminal Associates Project Series 2003 (BBB/NR)(b)(c)
2,750,000	1.550	10/01/2019	2,736,635

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Virginia – (continued)
Virginia College Building Authority RB for 21st Century College and Equipment Programs Series 2014 A (AA+/Aa1)
$2,925,000	5.000%	02/01/2020	$ 3,025,064
Virginia Commonwealth Transportation Board RB for Transportation Capital Project Series 2011 (ST APPROP) (AA+/Aa1)(a)
4,055,000	5.250	05/15/2021	4,371,736
Virginia Commonwealth Transportation Board RB For Transportation Capital Project Series 2012 (AA+/Aa1)(a)
9,365,000	5.000	05/15/2022	10,320,136
Virginia Commonwealth Transportation Board RB for Transportation Capital Project Series 2017 (AA+/Aa1)
1,230,000	5.000	05/15/2022	1,354,181
Virginia Commonwealth Transportation Board RB for Transportation Capital Project Series 2017 (ST APPROP) (AA+/Aa1)(a)
19,850,000	5.000	05/15/2021	21,286,147
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2014 B (AA+/Aa1)
11,680,000	5.000	05/15/2020	12,185,277
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2016 C (AA+/Aa1)
2,285,000	5.000	05/15/2023	2,575,309
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 08/13/15 Series 2009 A (BBB+/A2)(b)(c)
6,000,000	2.150	09/01/2020	5,984,340
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 11/02/15 Series 2010 A (BBB+/A2)(b)(c)
4,500,000	1.875	06/01/2020	4,472,955
Virginia Housing Development Authority RB for Rental Housing Series 2018 E (AA+/Aa1)
6,405,000	2.500	12/01/2022	6,425,048
Virginia Resources Authority Infrastructure and State Moral Obligation RB for Pooled Financing Program Series 2014 C (AMT) (AAA/NR)
3,705,000	5.000	11/01/2021	4,031,411
Virginia State Public Building Authority RB for Public Facilities Series 2011 A (AA+/Aa1)(a)
5,375,000	5.000	08/01/2021	5,802,044
Virginia State Public Building Authority RB Refunding for Public Facilities Series 2013 B (AA+/Aa1)
1,000,000	5.000	08/01/2020	1,049,860
York County Economic Development Authority Electricity and Power RB Refunding Series 2009 A (BBB+/A2)(b)(c)
2,000,000	1.875	05/16/2019	1,997,660

			170,299,804

Washington – 2.3%
City of Seattle RB for Municipal Light & Power Series 2015 A (AA/Aa2)
5,545,000	5.000	05/01/2021	5,941,024
City of Seattle RB Refunding for Municipal Light & Power Improvement Series 2012 A (AA/Aa2)
10,325,000	5.000	06/01/2020	10,781,675
County of King RB for Sewer RMKT 12/03/18 Series 2012 (AA/Aa2)(b)(c)
11,600,000	2.600	12/01/2021	11,670,296
King County School District No. 405 GO Bonds Series 2011 (SCH BD GTY) (AA+/Aaa)(a)
5,000,000	5.000	06/01/2021	5,372,100
Port of Seattle Intermediate Lien RB Series 2017 D (AMT) (A+/A1)
2,000,000	5.000	05/01/2019	2,020,680

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Washington – (continued)
State of Washington GO Bonds Various Purpose Series 2011 B (AA+/Aa1)(a)
$5,000,000	5.000%	02/01/2021	$ 5,324,800
Washington State Motor Vehicle Fuel Tax GO Bonds for SR 520 Corridor Program Toll Revenue Series 2012 C (AA+/Aa1)
1,685,000	5.000	06/01/2023	1,805,022
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series R-2011 C (AA+/Aa1)
10,000,000	5.000	07/01/2022	10,465,200
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series R-2013 B (AA+/Aa1)
5,000,000	5.000	07/01/2024	5,500,300
Washington State Various Purpose GO Bonds Series 2011 A (AA+/Aa1)(a)
17,845,000	5.000	08/01/2020	18,729,041
Washington State Various Purpose GO Bonds Series 2011 B (AA+/Aa1)(a)
10,000,000	5.250	02/01/2021	10,700,400
Washington State Various Purpose GO Bonds Series 2012 D (AA+/Aa1)(a)
17,375,000	5.000	02/01/2022	18,999,389
Washington State Various Purpose GO Bonds Series 2013 A (AA+/Aa1)
9,130,000	5.000	08/01/2020	9,580,839
Washington State Various Purpose GO Refunding Bonds Series R-2010B (AA+/Aa1)
10,570,000	5.000	01/01/2023	10,894,499
15,920,000	5.000	01/01/2024	16,402,217

			144,187,482

West Virginia – 0.1%
Princeton West Virginia Hospitals RB Refunding Princeton Community Hospital Project Series 2012 A (BBB+/NR)
1,565,000	5.000	05/01/2019	1,576,894
West Virginia Economic Development Authority RB for Appalachian Power Co. Project Series 2009 A (A-/Baa1)(b)(c)
2,900,000	2.625	06/01/2022	2,877,960
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. - Amos Project Series 2011 A (AMT) (A-/Baa1)(b)(c)
2,375,000	1.700	09/01/2020	2,327,191
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (BBB+/Baa1)
385,000	5.000	01/01/2020	395,969
570,000	5.000	01/01/2021	600,974
520,000	5.000	01/01/2022	560,716
550,000	5.000	01/01/2023	603,938

			8,943,642

Wisconsin – 2.1%
State of Wisconsin Environmental Improvement Fund RB Series 2018 A (AAA/NR)
7,905,000	5.000	06/01/2022	8,721,587
Wisconsin Health & Educational Facilities Authority RB Refunding for Advocate Aurora Health Obligated Group Series 2018 C-4 (AA/Aa3)(b)
	(SIFMA Municipal Swap Index Yield + 0.65%),
4,000,000	2.360	07/31/2024	3,990,280
Wisconsin State GO Bonds Series 2014 B (AA/Aa1)
2,575,000	5.000	05/01/2021	2,764,391
Wisconsin State GO Bonds Series 2015 A (AA/Aa1)(a)
40,860,000	5.000	05/01/2023	45,934,812

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Wisconsin – (continued)
Wisconsin State GO Bonds Series 2018 A (AA/Aa1)
$16,090,000	5.000%	05/01/2021	$ 17,273,419
16,555,000	5.000	05/01/2022	18,224,406
9,495,000	5.000	05/01/2023	10,703,714
Wisconsin State GO Refunding Bonds Series 2013-1 (AA/Aa1)
17,775,000	5.000	05/01/2022	19,567,431
Wisconsin State Health & Educational Facilities Authority RB for Saint John’s Communities, Inc. Project Series 2009 A (AAA/NR)(a)
3,425,000	7.625	09/15/2019	3,561,315

			130,741,355

TOTAL INVESTMENTS – 97.0% (Cost $6,160,301,956)			$6,174,548,082

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.0%			193,937,620

NET ASSETS – 100.0%			$6,368,485,702

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on December 31, 2018.

(c)	Variable Rate Demand Instruments – rate shown is that which is in effect on December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $41,261,449, which represents approximately 0.6% of net assets as of December 31, 2018. The liquidity determination is unaudited.

(g)	When-issued security.

(h)	Security is currently in default.

(i)	Zero coupon bond until next reset date.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Investment Abbreviations:
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BAM	— Build America Mutual Assurance Co.
BHAC-CR	— Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
COMWLTH GTD	— Commonwealth Guaranteed
COPS	— Certificates of Participation
ETM	— Escrowed to Maturity
FGIC	— Insured by Financial Guaranty Insurance Co.
GO	— General Obligation
IDA	— Industrial Development Authority
LIBOR	— London Interbank Offered Rate
Mo.	— Month
MUN GOVT GTD	— Municipal Government Guaranteed
NATL-RE	— Insured by National Public Finance Guarantee Corp.
NATL-RE-IBC	— Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	— Not Rated
PCRB	— Pollution Control Revenue Bond
PSF-GTD	— Guaranteed by Permanent School Fund
Q-SBLF	— Qualified School Board Loan Fund
RB	— Revenue Bond
RMKT	— Remarketed
SCH BD GTY	— School Bond Guaranty
SCSDE	— South Carolina State Department of Education
SD CRED PROG	— School District Credit Program
SIFMA	— The Securities Industry and Financial Markets Association
SOFR	— Secured Overnight Financing Rate
ST AID WITHHLDG	— State Aid Withholding
ST APPROP	— State Appropriation
U.S.	— United States
USD	— United States Dollar
WR	— Withdrawn Rating

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At December 31, 2018, the Fund has the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
California State Various Purpose GO Bonds, Series 2003, 5.000%, 11/01/2023	1.000%	0.241%	Bank of America NA	03/20/2023	USD	5,000	$152,650	$(104,606)	$257,256
California State Various Purpose GO Bonds, Series 2003, 5.250%, 11/01/2023	1.000	0.241	JPMorgan Chase Bank NA	03/20/2023		10,000	305,300	(209,211)	514,511

TOTAL							$457,950	$(313,817)	$771,767

(a)	Payments received quarterly.

(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — The accounting principles generally accepted in the United States of America (“GAAP”) defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Asset Management, L.P. (“GSAM”)’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

ii. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price on short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments.

ii. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s net asset value (“NAV”). Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in United States (“U.S.”) or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2018:

DYNAMIC MUNICIPAL INCOME

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Municipal Debt Obligations	$—	$3,147,127,175	$—
Corporate Bonds	—	5,872,148	—

Total	$—	$3,152,999,323	$—

Derivative Type

Assets(a)
Credit Default Swap Contracts	$—	$102,902	$—
Interest Rate Swap Contracts	—	3,198,861	—

Total	$—	$3,301,763	$—

Liabilities(a)
Futures Contracts	$(417,584)	$—	$—
Interest Rate Swap Contracts	—	(8,931,503)	—

Total	$(417,584)	$(8,931,503)	$—

HIGH YIELD MUNICIPAL

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Municipal Debt Obligations	$—	$6,048,616,538	$—
Corporate Bonds	—	19,262,411	—

Total	$—	$6,067,878,949	$—

Derivative Type

Assets(a)
Credit Default Swap Contracts	$—	$2,434,513	$—
Interest Rate Swap Contracts	—	27,657,352	—

Total	$—	$30,091,865	$—

Liabilities(a)
Credit Default Swap Contracts	$—	$(9,213)	$—
Interest Rate Swap Contracts	—	(6,295,613)	—

Total	$—	$(6,304,826)	$—

SHORT DURATION TAX-FREE

Investment Type	Level 1	Level 2	Level 3

Assets
Municipal Debt Obligations	$—	$6,174,548,082	$—

Derivative Type

Assets(a)
Credit Default Swap Contracts	$—	$771,767	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

State/Territory Specific Risk — A Funds’ investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 53.8%
Aerospace & Defense – 1.2%
General Dynamics Corp.
$1,750,000	2.875%		05/11/20	$ 1,751,208
1,700,000	3.000		05/11/21	1,702,720
Northrop Grumman Corp.
1,188,000	3.500		03/15/21	1,195,971
United Technologies Corp.(a)(b) (3M USD LIBOR + 0.650%)
1,925,000	3.279		08/16/21	1,915,375

				6,565,274

Agriculture – 1.4%
Archer-Daniels-Midland Co.(a)
750,000	3.375		03/15/22	753,067
BAT Capital Corp.
7,625,000	2.297		08/14/20	7,445,584

				8,198,651

Automotive – 3.3%
BMW US Capital LLC(b)(c) (3M USD LIBOR + 0.370%)
5,000,000	2.984		08/14/20	4,967,050
Daimler Finance North America LLC(c)
775,000	3.350		05/04/21	772,156
(3M USD LIBOR + 0.390%)
800,000	2.972	(b)	05/04/20	795,720
Toyota Motor Credit Corp.(b) (3M USD LIBOR + 0.150%)
8,000,000	2.850		08/21/20	7,983,200
Volkswagen Group of America Finance LLC(b)(c) (3M USD LIBOR + 0.770%)
4,000,000	3.388		11/13/20	3,972,720

				18,490,846

Banks – 17.6%
ABN AMRO Bank NV(c)
2,100,000	2.650		01/19/21	2,069,088
600,000	3.400		08/27/21	599,334
Bank of America Corp.
1,150,000	2.625		10/19/20	1,137,431
3,050,000	2.151	(a)	11/09/20	2,991,409
(3M USD LIBOR + 0.630%)
850,000	3.499	(a)(b)	05/17/22	849,873
(3M USD LIBOR + 0.660%)
1,375,000	2.369	(a)(b)	07/21/21	1,351,721
Banque Federative du Credit Mutuel SA(c)
700,000	2.200		07/20/20	687,449
(3M USD LIBOR + 0.490%)
3,000,000	2.959	(b)	07/20/20	2,988,480
Barclays Bank PLC(b) (3M USD LIBOR + 0.400%)
5,000,000	3.050		08/21/20	4,975,000
BNP Paribas SA
900,000	2.375		05/21/20	889,623
BNZ International Funding Ltd.(b)(c) (3M USD LIBOR + 0.700%)
4,100,000	3.346		02/21/20	4,109,594

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
BPCE SA
$1,725,000	2.650%		02/03/21	$ 1,692,622
Citibank NA(a)
5,050,000	2.125		10/20/20	4,948,949
Citigroup, Inc.
875,000	2.400		02/18/20	866,198
Citizens Bank NA(a)(b) (3M USD LIBOR + 0.540%)
1,175,000	3.278		03/02/20	1,174,095
Cooperatieve Rabobank UA
550,000	3.125		04/26/21	547,734
(3M USD LIBOR + 0.430%)
450,000	2.938	(b)	04/26/21	448,142
Credit Suisse Group Funding Guernsey Ltd.
4,575,000	3.450		04/16/21	4,559,765
Deutsche Bank AG
2,225,000	2.700		07/13/20	2,157,253
HSBC Holdings PLC(a)(b) (3M USD LIBOR + 0.600%)
1,600,000	3.240		05/18/21	1,577,520
ING Bank NV(c)
1,725,000	2.750		03/22/21	1,701,299
JPMorgan Chase & Co.(a)
1,775,000	2.750		06/23/20	1,763,959
(3M USD LIBOR + 0.610%)
2,150,000	3.411	(b)	06/18/22	2,119,964
(3M USD LIBOR + 0.610%)
1,900,000	3.514	(b)	06/18/22	1,903,021
Kreditanstalt fuer Wiederaufbau(d)
17,200,000	1.500		02/06/19	17,185,724
Lloyds Bank PLC
1,050,000	3.300		05/07/21	1,042,871
(3M USD LIBOR + 0.490%)
1,025,000	3.079	(b)	05/07/21	1,013,243
Morgan Stanley, Inc.
1,425,000	2.500		04/21/21	1,396,172
(3M USD LIBOR + 1.180%)
4,575,000	3.649	(a)(b)	01/20/22	4,568,961
MUFG Bank Ltd.(c)
1,625,000	2.300		03/05/20	1,608,376
National Bank of Canada(b) (3M USD LIBOR + 0.160%)
3,000,000	2.800		08/20/20	3,025,095
Nordea Bank Abp(c)
1,900,000	2.500		09/17/20	1,873,305
Santander UK PLC
1,825,000	2.125		11/03/20	1,776,601
775,000	2.500		01/05/21	756,757
(3M USD LIBOR + 1.480%)
2,000,000	4.258	(b)	03/14/19	2,003,960
Standard Chartered PLC(a)(b)(c) (3M USD LIBOR + 1.150%)
1,200,000	4.247		01/20/23	1,187,172
SunTrust Bank(a)(b) (3M USD LIBOR + 0.500%)
1,450,000	3.525		10/26/21	1,450,986
The Huntington National Bank(b) (3M USD LIBOR + 0.510%)
1,175,000	3.277		03/10/20	1,174,366
The Toronto-Dominion Bank(b) (3M USD LIBOR + 0.300%)
3,000,000	2.700		05/01/20	2,943,450
UBS AG(a)(c)
2,600,000	2.200		06/08/20	2,560,116

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo & Co.
$3,200,000	2.100%		07/26/21	$ 3,097,536
Westpac Banking Corp.
2,425,000	2.300		05/26/20	2,396,215

				99,170,429

Beverages – 1.2%
Anheuser-Busch InBev Finance, Inc.(a)
3,975,000	3.300		02/01/23	3,868,033
Constellation Brands, Inc.
1,550,000	2.250		11/06/20	1,517,326
Diageo Capital PLC
1,350,000	3.000		05/18/20	1,350,391

				6,735,750

Chemicals – 1.3%
DowDuPont, Inc.(b) (3M USD LIBOR + 0.710%)
1,725,000	3.417		11/15/20	1,723,965
E.I. du Pont de Nemours & Co.(b) (3M USD LIBOR + 0.530%)
825,000	3.071		05/01/20	825,776
Syngenta Finance NV(c)
1,210,000	3.698		04/24/20	1,210,532
1,485,000	3.933		04/23/21	1,461,596
The Sherwin-Williams Co.
1,175,000	2.250		05/15/20	1,156,635
1,300,000	2.750	(a)	06/01/22	1,256,463

				7,634,967

Computers – 1.1%
Dell International LLC/EMC Corp.(c)
1,400,000	3.480		06/01/19	1,396,696
1,175,000	4.420	(a)	06/15/21	1,173,872
DXC Technology Co.
550,000	2.875		03/27/20	545,919
Hewlett Packard Enterprise Co.(a)
2,550,000	3.600		10/15/20	2,557,165
625,000	3.500		10/05/21	626,150

				6,299,802

Diversified Financial Services – 3.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1,900,000	3.750		05/15/19	1,899,715
1,500,000	4.125	(a)	07/03/23	1,461,675
AIG Global Funding(c)
675,000	2.150		07/02/20	663,809
675,000	3.350		06/25/21	672,921

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
(3M USD LIBOR + 0.460%)
$525,000	3.282	%(b)	06/25/21	$ 520,196
American Express Co.(a)
1,350,000	3.375		05/17/21	1,351,957
American Express Credit Corp.(a)
3,675,000	2.375		05/26/20	3,635,751
Capital One Financial Corp.(a)
1,000,000	2.500		05/12/20	986,860
1,600,000	3.450		04/30/21	1,596,384
(3M USD LIBOR + 0.720%)
1,300,000	3.240	(b)	01/30/23	1,264,250
International Lease Finance Corp.
600,000	6.250		05/15/19	605,430
TD Ameritrade Holding Corp.(a)(b) (3M USD LIBOR + 0.430%)
2,950,000	2.971		11/01/21	2,941,120
The Charles Schwab Corp.(a)
1,125,000	3.250		05/21/21	1,129,669
(3M USD LIBOR + 0.320%)
1,100,000	2.966	(b)	05/21/21	1,097,041

				19,826,778

Electrical – 2.1%
American Electric Power Co., Inc.
1,475,000	2.150		11/13/20	1,444,585
Emera US Finance LP
1,375,000	2.150		06/15/19	1,366,255
NextEra Energy Capital Holdings, Inc.
925,000	3.342		09/01/20	925,333
Pinnacle West Capital Corp.
575,000	2.250		11/30/20	563,414
Public Service Enterprise Group, Inc.
1,950,000	1.600		11/15/19	1,921,042
Sempra Energy(a)(b) (3M USD LIBOR + 0.500%)
1,700,000	2.936		01/15/21	1,670,284
Southern Power Co.(a)
1,150,000	2.500		12/15/21	1,116,455
The Southern Co.
1,300,000	1.850		07/01/19	1,290,146
WEC Energy Group, Inc.
1,400,000	3.375		06/15/21	1,392,958

				11,690,472

Electronics(a) – 0.2%
Honeywell International, Inc.
1,400,000	1.850		11/01/21	1,353,646

Food & Drug Retailing – 1.7%
Conagra Brands, Inc.(a)(b) (3M USD LIBOR + 0.750%)
1,775,000	3.219		10/22/20	1,765,894
General Mills, Inc.
475,000	3.200		04/16/21	472,597
(3M USD LIBOR + 0.540%)
1,350,000	2.976	(b)	04/16/21	1,328,089
Mondelez International Holdings Netherlands BV(b)(c) (3M USD LIBOR + 0.610%)
1,800,000	3.119		10/28/19	1,798,740

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Food & Drug Retailing – (continued)
Nestle Holdings, Inc.(a)(c)
$3,400,000	3.100%		09/24/21	$ 3,425,058
Sysco Corp.(a)
625,000	2.600		10/01/20	617,306

				9,407,684

Gas(a) – 0.1%
NiSource, Inc.
525,000	2.650		11/17/22	506,168

Healthcare Providers & Services – 1.6%
Abbott Laboratories(a)
1,275,000	2.900		11/30/21	1,262,951
Becton Dickinson & Co.
1,250,000	2.133		06/06/19	1,242,088
675,000	2.404		06/05/20	664,895
(3M USD LIBOR + 0.875%)
2,700,000	3.678	(a)(b)	12/29/20	2,681,802
Humana, Inc.
1,550,000	2.500		12/15/20	1,529,416
UnitedHealth Group, Inc.
1,500,000	1.950		10/15/20	1,473,120

				8,854,272

Insurance – 0.8%
Chubb INA Holdings, Inc.(a)
875,000	2.300		11/03/20	862,181
Jackson National Life Global Funding(b)(c) (3M USD LIBOR + 0.300%)
3,500,000	2.809		04/27/20	3,484,600

				4,346,781

Internet – 0.3%
Amazon.com, Inc.
1,825,000	1.900		08/21/20	1,798,209

Lodging(b) – 0.2%
Marriott International, Inc. (3M USD LIBOR + 0.600%)
1,250,000	3.229		12/01/20	1,249,625

Media – 1.3%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
1,925,000	4.464		07/23/22	1,943,499
Comcast Corp.
1,550,000	3.300		10/01/20	1,557,006
1,025,000	3.450		10/01/21	1,035,517
(3M USD LIBOR + 0.330%)
1,550,000	2.738	(b)	10/01/20	1,542,870
(3M USD LIBOR + 0.440%)
1,050,000	2.848	(b)	10/01/21	1,039,762

				7,118,654

Mining(a)(c) – 0.1%
Glencore Funding LLC
575,000	3.000		10/27/22	551,092

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Miscellaneous Manufacturing – 0.2%
General Electric Co.
$542,000	6.000%		08/07/19	$ 547,816
(3M USD LIBOR + 0.800%)
522,000	3.236	(b)	04/15/20	513,319

				1,061,135

Multi-National – 4.8%
African Development Bank
7,250,000	2.625		03/22/21	7,252,755
European Bank for Reconstruction & Development
8,310,000	2.750		04/26/21	8,336,841
European Investment Bank
11,440,000	2.375		05/13/21	11,381,771

				26,971,367

Oil Field Services – 0.9%
Marathon Oil Corp.(a)
2,875,000	2.700		06/01/20	2,827,649
Phillips 66(a)(b)(c) (3M USD LIBOR + 0.750%)
750,000	3.186		04/15/20	750,135
Schlumberger Finance Canada Ltd.(c)
850,000	2.200		11/20/20	833,442
Valero Energy Corp.
868,000	6.125		02/01/20	893,259

				5,304,485

Pharmaceuticals – 3.6%
AbbVie, Inc.
2,425,000	3.375		11/14/21	2,423,836
Bayer US Finance II LLC(a)(c)
2,175,000	3.500		06/25/21	2,161,515
(3M USD LIBOR + 0.630%)
2,225,000	3.452	(b)	06/25/21	2,176,584
Cigna Corp.(c)
3,075,000	3.200		09/17/20	3,063,561
2,900,000	3.400		09/17/21	2,894,200
CVS Health Corp.
925,000	3.125		03/09/20	923,233
1,325,000	2.800	(a)	07/20/20	1,313,366
475,000	3.350		03/09/21	473,352
2,200,000	2.125	(a)	06/01/21	2,128,016
(3M USD LIBOR + 0.630%)
525,000	3.397	(b)	03/09/20	523,961
(3M USD LIBOR + 0.720%)
375,000	3.487	(b)	03/09/21	371,644
Elanco Animal Health, Inc.(c)
1,625,000	3.912		08/27/21	1,633,598

				20,086,866

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – 1.4%
Enbridge Energy Partners LP
$846,000	5.200%		03/15/20	$ 862,725
Enterprise Products Operating LLC
1,450,000	5.250		01/31/20	1,476,811
Kinder Morgan Energy Partners LP
2,325,000	6.850		02/15/20	2,408,328
Kinder Morgan, Inc.(a)
625,000	3.050		12/01/19	621,344
Sabine Pass Liquefaction LLC(a)
2,300,000	6.250		03/15/22	2,417,392

				7,786,600

Real Estate Investment Trust(a) – 0.4%
American Tower Corp.
1,125,000	3.300		02/15/21	1,119,409
Digital Realty Trust LP
1,125,000	3.400		10/01/20	1,123,132

				2,242,541

Retailing – 0.9%
Alimentation Couche-Tard, Inc.(c)
1,800,000	2.350		12/13/19	1,780,920
Dollar Tree, Inc.(a)(b) (3M USD LIBOR + 0.700%)
2,850,000	3.149		04/17/20	2,828,540
The Home Depot, Inc.
550,000	3.250		03/01/22	555,511

				5,164,971

Semiconductors(a) – 0.3%
Broadcom Corp./Broadcom Cayman Finance Ltd.
1,550,000	3.000		01/15/22	1,490,108

Software(a) – 0.2%
Fiserv, Inc.
1,025,000	2.700		06/01/20	1,016,441

Telecommunication Services – 1.9%
AT&T, Inc.
825,000	2.800	(a)	02/17/21	814,630
425,000	3.875		08/15/21	428,706
1,625,000	3.000		02/15/22	1,596,676
(3M USD LIBOR + 0.950%)
2,745,000	3.386	(b)	07/15/21	2,734,761
Verizon Communications, Inc.
676,000	2.625		02/21/20	673,458
4,050,000	1.750		08/15/21	3,914,973
425,000	3.000	(a)	11/01/21	422,977

				10,586,181

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Transportation – 0.2%
Union Pacific Corp.
$1,250,000	3.200%	06/08/21	$ 1,254,688

TOTAL CORPORATE OBLIGATIONS (Cost $305,428,572)			$302,764,483

Mortgage-Backed Obligations(b)(c) – 0.2%
Collateralized Mortgage Obligations – 0.2%
Sequential Floating Rate – 0.2%
Station Place Securitization Trust Series 2015-2, Class A(1M USD LIBOR + 0.550%)
$950,000	2.857%	07/15/19	$ 950,000
(Cost $950,000)

Agency Debenture(b) – 0.6%
FNMA(SOFR + 0.160%)
$3,180,000	2.620%	01/30/20	$ 3,182,617
(Cost $3,180,000)

Asset-Backed Securities – 19.3%
Automotive – 5.7%
Ally Master Owner Trust Series 2015-2, Class A2
$4,000,000	1.830%	01/15/21	$ 3,997,863
Ally Master Owner Trust Series 2017-3, Class A2
3,750,000	2.040	06/15/22	3,693,549
Ally Master Owner Trust Series 2018-1, Class A2
5,900,000	2.700	01/17/23	5,858,779
Chesapeake Funding II LLC Series 2016-2A, Class A1(c)
1,212,518	1.880	06/15/28	1,207,243
Ford Credit Auto Owner Trust Series 2016-2, Class A(c)
500,000	2.030	12/15/27	487,846
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class A1
5,200,000	2.160	09/15/22	5,126,259
Ford Credit Floorplan Master Owner Trust Series 2018-3, Class A1
3,250,000	3.520	10/15/23	3,288,280
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1(c)
1,550,000	1.960	05/17/21	1,543,563
NextGear Floorplan Master Owner Trust Series 2018-1A, Class A1(b)(c)(1M USD LIBOR + 0.640%)
1,750,000	2.947	02/15/23	1,748,470
Nissan Master Owner Receivables Trust Series 2016-A, Class A2
1,200,000	1.540	06/15/21	1,191,963
Nissan Master Owner Receivables Trust Series 2017-C, Class A(b)(1M USD LIBOR + 0.320%)
3,100,000	2.627	10/17/22	3,095,633
Tesla Auto Lease Trust Series 2018-A, Class A(c)
924,711	2.320	12/20/19	921,002

			32,160,450

Credit Card – 4.8%
Bank of America Credit Card Trust Series 2014-A1, Class A(b) (1M LIBOR + 0.380%)
7,000,000	2.687	06/15/21	7,000,444
Barclays Dryrock Issuance Trust Series 2015-1, Class A
3,450,000	2.200	12/15/22	3,417,767
Barclays Dryrock Issuance Trust Series 2016-1, Class A
1,600,000	1.520	05/16/22	1,587,636

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Credit Card – (continued)
Capital One Multi-Asset Execution Trust Series 2016-A5, Class A5
$2,100,000	1.660%	06/17/24	$ 2,037,863
Chase Issuance Trust Series 2016-A2, Class A
2,900,000	1.370	06/15/21	2,878,749
Chase Issuance Trust Series 2016-A5, Class A5
3,950,000	1.270	07/15/21	3,915,819
Golden Credit Card Trust Series 2016-5A, Class A(c)
2,800,000	1.600	09/15/21	2,770,568
Golden Credit Card Trust Series 2017-2A, Class A(c)
800,000	1.980	04/15/22	789,547
Master Credit Card Trust II Series 2017-1A, Class A(c)
2,600,000	2.260	07/21/21	2,577,851

			26,976,244

Home Equity(b) – 0.0%
AMRESCO Residential Securities Corp. Mortgage Loan Trust Series 1998-2, Class M1F (6M USD LIBOR + 0.320%)
341	6.745	06/25/28	1,355
Centex Home Equity Loan Trust Series 2004-D, Class MV3 (1M USD LIBOR + 1.000%)
59,092	3.815	09/25/34	57,271
Morgan Stanley ABS Capital I, Inc. Trust Series 2004-HE4, Class M3(1M USD LIBOR + 2.250%)
22,803	4.565	05/25/34	22,323

			80,949

Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
1,581	4.350	04/15/40	1,583

Student Loan(b) – 8.8%
Access Group, Inc. Series 2013-1, Class A(c) (1M USD LIBOR + 0.500%)
1,300,264	2.815	02/25/36	1,285,676
ECMC Group Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.350%)
3,552,414	3.665	07/26/66	3,619,810
ECMC Group Student Loan Trust Series 2017-1A, Class A(c) (1M USD LIBOR + 1.200%)
3,061,697	3.515	12/27/66	3,096,408
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c) (1M USD LIBOR + 0.800%)
1,069,051	3.115	06/25/26	1,069,413
Educational Services of America, Inc. Series 2010-1, Class A1(c) (3M USD LIBOR + 0.850%)
587,756	3.185	07/25/23	588,592
Educational Services of America, Inc. Series 2014-1, Class A(c) (1M USD LIBOR + 0.700%)
1,629,997	3.015	02/25/39	1,629,995
GCO Education Loan Funding Master Trust II Series 2007-1A, Class A6L(c) (3M LIBOR + 0.110%)
1,449,180	2.799	11/25/26	1,443,065
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,440,311	3.235	07/25/45	1,451,978
Missouri Higher Education Loan Authority Series 2011-1, Class A1 (3M USD LIBOR + 0.850%)
2,658,320	3.223	06/25/36	2,671,228
Navient Student Loan Trust Series 2016-5A, Class A(c) (1M USD LIBOR + 1.250%)
4,011,356	3.565	06/25/65	4,041,386

Principal Amount	Interest Rate		Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loan(b) – (continued)
Navient Student Loan Trust Series 2016-7A, Class A(c) (1M USD LIBOR + 1.150%)
$1,994,888	3.465%		03/25/66	$ 2,001,777
Navient Student Loan Trust Series 2017-2A, Class A(c) (1M USD LIBOR + 1.050%)
3,015,027	3.365		12/27/66	3,037,553
Nelnet Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
876,961	2.435		01/25/30	876,585
Nelnet Student Loan Trust Series 2012-3A, Class A(c) (1M USD LIBOR + 0.700%)
4,065,123	3.015		02/25/45	4,084,931
Northstar Education Finance, Inc. Series 2012-1, Class A(c) (1M USD LIBOR + 0.700%)
1,146,579	3.015		12/26/31	1,145,996
PHEAA Student Loan Trust Series 2014-3A, Class A(c) (1M USD LIBOR + 0.590%)
6,145,546	2.905		08/25/40	6,128,548
SLC Student Loan Center Series 2011-1, Class A(c) (1M USD LIBOR + 1.220%)
4,710,599	3.535		10/25/27	4,738,317
SLM Student Loan Trust Series 2007-1, Class A5 (3M USD LIBOR + 0.090%)
3,247,404	2.425		01/26/26	3,236,743
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
573,455	3.187		10/01/24	575,939
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
1,100,000	3.193		05/01/35	1,100,990
Utah State Board of Regents Series 2016-1, Class A (1M USD LIBOR + 0.750%)
1,618,757	3.065		09/25/56	1,617,767
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
67,614	2.465		01/26/26	67,594

				49,510,291

TOTAL ASSET-BACKED SECURITIES (Cost $108,977,657)				$108,729,517

Municipal Debt Obligation(a)(b) – 0.1%
Utah – 0.1%
Utah State Board of Regents Student Loan RB (Taxable) Series 2011, Class A2 (3M USD LIBOR + 0.850%)
$413,072	3.391%		05/01/29	$ 414,224

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $413,782)				$ 414,224

U.S. Treasury Obligations – 1.0%
United States Treasury Notes
$940,000	1.375	%(e)	04/30/21	$ 916,994
4,920,000	2.500		03/31/23	4,921,051

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,785,604)				$ 5,838,045

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Shares	Dividend Rate		Value

Investment Companies(f) – 3.3%
Goldman Sachs Financial Square Government Fund - Institutional Shares
5,624,234	2.521%		$ 5,624,234
Goldman Sachs Financial Square Money Market Fund - Institutional Shares
13,131,135	2.654		13,132,448

TOTAL INVESTMENT COMPANIES (Cost $18,759,292)			$ 18,756,682

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $443,494,907)			$440,635,568

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 19.7%
Certificates of Deposit – 14.4%
Banco Santander SA(b) (3M USD LIBOR + 0.350%)
$2,000,000	3.043%	06/13/19	$ 1,999,206
BNZ International Funding Ltd.(b)(c) (3M USD LIBOR + 0.250%)
5,672,000	2.658	04/05/19	5,673,579
Canadian Imperial Bank of Commerce(b) (3M USD LIBOR + 0.400%)
2,500,000	2.800	05/02/20	2,498,635
Collateralized Commercial Paper Co. Ltd.(b) (1M USD LIBOR + 0.280%)
3,000,000	2.629	03/01/19	3,000,220
Credit Agricole Corporate & Investment Bank(b) (3M USD LIBOR + 0.350%)
2,500,000	2.870	07/30/20	2,499,600
(3M USD LIBOR + 0.385%)
2,600,000	3.003	05/11/20	2,601,185
Credit Suisse New York(b) (3M USD LIBOR + 0.340%)
3,000,000	2.748	04/09/19	3,001,900
Federation des Caisses Desjardins du Quebec(b)(c) (1M USD LIBOR + 0.270%)
5,000,000	2.585	03/26/19	5,001,534
HSBC Bank PLC(b)(c) (3M USD LIBOR + 0.210%)
3,000,000	2.565	04/18/19	3,000,595
HSBC Bank USA NA(b) (3M USD LIBOR + 0.090%)
1,950,000	2.598	04/26/19	1,949,631
LMA SA LMA Americas(c)(g)
6,000,000	0.000	03/08/19	5,969,225
Mizuho Bank Ltd.(b) (3M USD LIBOR + 0.100%)
3,000,000	2.498	04/03/19	2,999,777
National Australia Bank Ltd.(b)(c) (3M USD LIBOR + 0.200%)
4,000,000	2.525	04/05/19	4,000,911
Nordea Bank AB NY(b) (3M USD LIBOR + 0.270%)
2,000,000	2.888	08/10/20	1,998,431
(3M USD LIBOR + 0.400%)
3,200,000	3.222	03/27/20	3,208,082
Societe Generale SA(b)(c) (3M USD LIBOR + 0.410%)
4,900,000	3.211	12/18/19	4,898,599
Standard Chartered Bank(b) (3M USD LIBOR + 0.420%)
3,000,000	3.221	09/18/20	2,999,490
Sumitomo Mitsui Banking Corp.(b) (3M USD LIBOR + 0.370%)
2,900,000	2.784	01/10/20	2,901,733
(3M USD LIBOR + 0.420%)
5,190,000	2.907	07/24/20	5,191,545
Svenska Handelsbanken AB(b)

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Certificates of Deposit – (continued)
(3M USD LIBOR + 0.270%)
$4,250,000	2.739%	10/21/19	$ 4,250,622
(3M USD LIBOR + 0.400%)
4,000,000	2.796	04/01/20	4,008,273
UBS AG(b)(c) (3M USD LIBOR + 0.210%)
2,000,000	2.946	06/04/19	2,000,565
Wells Fargo Bank NA(b) (3M USD LIBOR + 0.250%)
5,500,000	2.658	04/05/19	5,502,229

			81,155,567

Commercial Paper – 5.3%
AT&T, Inc.(g)
4,500,000	0.000	06/05/19	4,438,302
Bell Canada, Inc.(g)
1,841,000	0.000	01/22/19	1,837,909
Electricite de France SA(g)
6,250,000	0.000	01/17/19	6,241,698
Ford Motor Credit Co. LLC(g)
3,000,000	0.000	02/20/19	2,986,315
General Electric Co.(g)
2,500,000	0.000	03/01/19	2,486,792
Macquarie Bank Ltd.(g)
5,000,000	0.000	02/11/19	4,984,378
National Securities Clearing Corp.(g)
2,500,000	0.000	12/13/19	2,424,648
The Toronto Dominion Bank(b) (1M LIBOR + 0.270%)
4,000,000	2.587	02/08/19	4,000,995

			29,401,037

TOTAL SHORT-TERM INVESTMENTS (Cost $110,545,275)			$110,556,604

TOTAL INVESTMENTS – 98.0% (Cost $554,040,182)			$551,192,172

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%			11,446,383

NET ASSETS – 100.0%			$562,638,555

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $142,997,491, which represents approximately 25.4% of the Fund’s net assets as of December 31, 2018. The liquidity determination is unaudited.

(d)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $17,185,724, which represents approximately 3.1% of the Fund’s net assets as of December 31, 2018.

(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(f)	Represents an affiliated issuer.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
USD	— U.S. Dollar

Investment Abbreviations:
FNMA	— Federal National Mortgage Association
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company
RB	— Revenue Bond
SOFR	— Secured Overnight Funding Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
Eurodollars	(87)	03/18/19	$(21,160,575)	$236,874
Eurodollars	(243)	06/17/19	(59,118,863)	487,505
Eurodollars	(124)	09/16/19	(30,175,400)	369,157
Eurodollars	(124)	12/16/19	(30,178,500)	350,289
Eurodollars	(132)	03/16/20	(32,156,850)	304,546
Eurodollars	(79)	06/15/20	(19,257,237)	164,933
Eurodollars	(51)	09/14/20	(12,436,987)	38,132
Eurodollars	(167)	12/14/20	(40,718,775)	(104,875)
Eurodollars	(143)	03/15/21	(34,877,700)	(150,832)
2 Year U.S. Treasury Notes	(113)	03/29/19	(23,991,313)	(89,857)
5 Year U.S. Treasury Notes	(172)	03/29/19	(19,726,250)	(169,613)

TOTAL FUTURES CONTRACTS				$1,436,259

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 50.5%
Collateralized Mortgage Obligations – 2.0%
Interest Only(a) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(b)(c) (1 year CMT + 2.912%)
$4,401	0.000%	08/25/33	$ —
CS First Boston Mortgage-Backed Pass-Through Certificates Series 2003-AR18, Class 2X(b)(c) (1 year CMT + 2.999%)
12,320	0.000	07/25/33	—
FNMA STRIPS Series 151, Class 2
323	9.500	07/25/22	24
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(b) (6M USD LIBOR + 3.428%)
11,142	0.123	08/25/33	56
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(b) (6M USD LIBOR + 3.062%)
1,865	0.320	07/25/33	30

			110

Inverse Floaters(b) – 0.0%
GNMA REMIC Series 2002-13, Class SB (-1x1M LIBOR + 37.567%)
24,310	26.785	02/16/32	33,083

Principal Only(c) – 0.0%
FNMA REMIC Series G-35, Class N
734	0.000	10/25/21	721

Regular Floater(b) – 0.7%
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A (1M LIBOR + 0.450%)
814,700	2.768	10/07/20	814,690
NCUA Guaranteed Notes Trust Series 2010-R2, Class 2A (1M LIBOR + 0.470%)
1,473,440	2.788	11/05/20	1,473,887

			2,288,577

Sequential Fixed Rate – 1.2%
FHLMC REMIC Series 2329, Class ZA
389,786	6.500	06/15/31	429,271
FHLMC REMIC Series 4273, Class PD
620,728	6.500	11/15/43	705,864
FNMA REMIC Series 2011-52, Class GB
620,573	5.000	06/25/41	666,732
FNMA REMIC Series 2011-99, Class DB
621,833	5.000	10/25/41	667,208
FNMA REMIC Series 2012-111, Class B
79,198	7.000	10/25/42	89,773
FNMA REMIC Series 2012-153, Class B
339,851	7.000	07/25/42	386,943
GNMA REMIC Series 2002-42, Class KZ
1,052,211	6.000	06/16/32	1,143,607

			4,089,398

Sequential Floating Rate(b) – 0.1%
FHLMC REMIC Series 1760, Class ZB (10Y - 0.600%)
53,442	2.540	05/15/24	52,668

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
Merrill Lynch Mortgage Investors Trust Series 2004-E, Class A2B (6M USD LIBOR + 0.720%)
$209,483	3.312%	11/25/29	$ 205,521

			258,189

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$ 6,670,078

Federal Agencies – 48.5%
Adjustable Rate FHLMC(b) – 0.1%
FHLMC (1 Year CMT + 2.224%)
$21,158	3.474%	11/01/32	22,212
FHLMC (1 Year CMT + 2.250%)
398,962	4.538	09/01/33	419,354

			441,566

Adjustable Rate FNMA(b) – 0.5%
FNMA (1 year CMT + 2.195%)
413,574	3.939	02/01/35	432,622
FNMA (1 year CMT + 2.220%)
14,011	4.131	06/01/33	14,621
FNMA (12M USD LIBOR + 1.472%)
404,341	4.242	09/01/35	418,642
FNMA (12M USD LIBOR + 1.591%)
35,276	3.466	12/01/32	36,665
FNMA (12M USD LIBOR + 1.659%)
393,740	4.503	10/01/33	409,856
FNMA (12M USD LIBOR + 1.670%)
18,921	4.545	11/01/32	19,680
FNMA (6M USD LIBOR + 1.413%)
364,823	4.038	05/01/33	370,168

			1,702,254

Adjustable Rate GNMA(b) – 0.5%
(1 year CMT + 1.500%)
26,021	3.625	06/20/23	26,267
13,811	3.750	07/20/23	13,942
12,681	3.750	08/20/23	12,803
31,503	3.750	09/20/23	31,813
10,865	3.375	03/20/24	10,991
94,859	3.625	04/20/24	96,193
11,460	3.625	05/20/24	11,682
94,321	3.625	06/20/24	95,421
58,599	3.750	07/20/24	59,282
79,748	3.750	08/20/24	80,691
24,060	3.750	09/20/24	24,348
33,981	3.125	11/20/24	34,510
34,695	3.125	12/20/24	35,242
22,746	3.375	01/20/25	23,050
12,767	3.375	02/20/25	12,940
48,331	3.625	05/20/25	48,985
37,718	3.750	07/20/25	38,234
17,102	3.375	02/20/26	17,375
939	3.750	07/20/26	954
46,067	3.375	01/20/27	46,864
18,424	3.375	02/20/27	18,741
138,827	3.625	04/20/27	141,211
12,687	3.625	05/20/27	12,904

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(b) – (continued)
$19,346	3.625%	06/20/27	$ 19,689
7,151	3.125	11/20/27	7,304
21,622	3.125	12/20/27	22,087
49,400	3.375	01/20/28	50,320
16,410	3.375	02/20/28	16,718
16,857	3.375	03/20/28	17,175
75,969	3.750	07/20/29	77,482
47,044	3.750	08/20/29	47,986
9,025	3.750	09/20/29	9,206
40,624	3.125	10/20/29	41,608
53,539	3.125	11/20/29	54,841
11,325	3.125	12/20/29	11,603
16,015	3.375	01/20/30	16,356
6,463	3.375	02/20/30	6,597
44,863	3.375	03/20/30	45,862
48,915	3.625	04/20/30	49,946
128,663	3.625	05/20/30	131,383
12,956	3.625	06/20/30	13,221
120,636	3.750	07/20/30	123,184
19,783	3.750	09/20/30	20,221
33,562	3.125	10/20/30	34,362
66,065	3.375	03/20/32	67,627

			1,779,221

FHLMC – 0.9%
2,357	5.000	06/01/19	2,361
10,710	6.500	07/01/21	11,153
1,035	6.500	08/01/22	1,070
21,629	9.000	10/01/22	22,911
58,599	4.500	10/01/23	60,671
280,906	5.000	08/01/24	289,448
30,051	6.500	07/01/28	31,230
349,499	4.500	03/01/29	361,853
3,923	8.000	07/01/30	4,569
657	7.500	12/01/30	657
14,949	5.000	08/01/33	15,931
2,817	5.000	09/01/33	3,002
6,123	5.000	10/01/33	6,526
3,687	5.000	11/01/34	3,930
210,730	5.000	12/01/34	224,626
10,274	5.000	07/01/35	10,951
3,046	5.000	11/01/35	3,246
19,952	5.000	12/01/35	21,208
28,117	5.000	02/01/37	29,779
2,636	5.000	03/01/38	2,794
125,015	5.000	07/01/39	132,661
16,914	4.000	06/01/40	17,415
7,827	5.000	08/01/40	8,299
2,217	4.500	11/01/40	2,320
154,997	4.000	02/01/41	159,481
1,310	5.000	04/01/41	1,393
7,412	5.000	06/01/41	7,853
298,022	5.000	07/01/41	315,839
10,699	4.000	11/01/41	10,997
16,912	3.000	05/01/42	16,612
17,177	3.000	08/01/42	16,873
19,073	3.000	01/01/43	18,733
68,851	3.000	02/01/43	67,625
1,000,000	4.000	10/01/48	1,019,845

			2,903,862

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – 26.6%
$2,957	6.500%	08/01/19		$ 3,174
3,131	9.500	10/01/20		3,139
103,383	5.500	02/01/23		109,457
190,429	5.500	08/01/23		201,617
3,992	6.500	11/01/28		4,188
44,696	7.000	07/01/31		48,418
470,837	5.500	07/01/33		501,832
2,286	4.500	07/01/36		2,392
2,540	4.500	04/01/39		2,660
9,414	4.500	05/01/39		9,890
4,846	4.000	08/01/39		4,991
19,135	4.500	08/01/39		20,108
383,171	4.500	12/01/39		402,647
17,877	4.500	01/01/41		18,711
181,922	4.500	05/01/41		190,304
121,235	4.500	08/01/41		126,829
101,816	4.500	08/01/42		106,610
15,656	3.000	11/01/42		15,382
190,804	3.000	12/01/42		187,460
482,895	3.000	01/01/43		474,427
94,583	3.000	02/01/43		92,924
562,337	3.000	03/01/43		552,653
931,246	3.000	04/01/43		915,210
632,914	3.000	05/01/43		622,014
108,055	3.000	06/01/43		106,194
979,167	3.000	07/01/43		962,305
2,185,115	4.500	10/01/44		2,275,359
1,225,130	4.500	04/01/45		1,285,107
136,210	4.500	05/01/45		142,921
807,145	4.500	06/01/45		840,480
758,627	4.000	11/01/45		775,422
239,548	4.000	03/01/46		244,770
22,020	4.500	05/01/46		22,875
165,961	4.000	06/01/46		169,530
40,436	4.000	08/01/46		41,305
287,789	4.500	08/01/46		298,595
268,060	4.000	10/01/46		273,824
70,232	4.500	06/01/47		73,560
581,767	4.000	12/01/47		596,585
590,505	4.000	01/01/48		605,453
1,973,032	4.000	02/01/48		2,022,167
1,652,504	4.000	03/01/48		1,692,787
958,162	4.000	05/01/48		981,520
1,939,053	4.000	06/01/48		1,988,745
975,644	4.000	07/01/48		1,000,647
967,226	3.500	01/01/57		970,083
64,000,000	4.500	TBA-30yr	(d)	66,253,171
1,000,000	5.000	TBA-30yr	(d)	1,047,217

				89,287,659

GNMA – 19.9%
55,817	7.000	12/15/27		61,806
12,687	6.500	08/15/28		13,659
81,231	6.000	01/15/29		87,183
131,943	7.000	10/15/29		147,280
37,686	5.500	11/15/32		40,309
632,869	5.500	12/15/32		684,945
21,511	5.500	01/15/33		22,906
53,513	5.500	02/15/33		58,671

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$54,172	5.500%	03/15/33		$ 59,614
57,924	5.500	07/15/33		62,898
26,723	5.500	08/15/33		29,295
11,365	5.500	09/15/33		12,220
38,454	5.500	04/15/34		41,504
9,484	5.500	05/15/34		10,073
333,300	5.500	06/15/34		360,557
238,598	5.500	09/15/34		258,173
245,734	5.500	12/15/34		265,968
179,584	5.500	01/15/35		194,360
129,393	5.000	03/15/38		138,264
1,542	5.000	11/15/38		1,635
8,490	4.000	02/20/41		8,766
12,943	4.000	11/20/41		13,365
2,145	4.000	01/20/42		2,214
6,856	4.000	04/20/42		7,077
3,805	4.000	10/20/42		3,927
510,168	4.000	08/20/43		526,453
5,125,300	4.000	10/20/43		5,282,492
7,297	4.000	03/20/44		7,514
8,867	4.000	05/20/44		9,131
613,189	4.000	11/20/44		631,421
2,751,227	4.000	06/20/45		2,828,729
1,977,056	4.000	07/20/45		2,032,749
708,979	4.000	01/20/46		728,951
951,148	4.500	02/20/48		986,126
9,000,005	4.500	06/20/48		9,318,184
18,755,723	4.500	07/20/48		19,421,876
7,934,022	4.500	08/20/48		8,214,516
5,976,811	4.500	10/20/48		6,188,577
2,994,108	4.500	11/20/48		3,100,193
5,000,000	5.000	TBA-30yr	(d)	5,200,865
				67,064,446

TOTAL FEDERAL AGENCIES				$163,179,008

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $169,503,532)				$169,849,086

Agency Debentures – 12.4%
FHLB
$2,200,000	1.875%	03/13/20		$ 2,182,224
3,700,000	2.125	06/09/23		3,617,579
2,100,000	3.375	09/08/23		2,162,771
300,000	3.375	12/08/23		309,183
FNMA
(SOFR + 0.160%)
4,260,000	2.620 (b)	01/30/20		4,263,506
1,400,000	1.875	09/24/26		1,302,910
2,600,000	6.250	05/15/29		3,322,332
4,000,000	6.625	11/15/30		5,377,200
Hashemite Kingdom of Jordan Government AID Bond(e)
4,600,000	2.503	10/30/20		4,595,906

Principal Amount	Interest Rate	Maturity Date	Value

Agency Debentures – (continued)
Israel Government AID Bond(e)
$1,400,000	5.500%	09/18/23	$ 1,571,010
500,000	5.500	12/04/23	562,530
700,000	5.500	04/26/24	794,192
NCUA Guaranteed Notes Series A4(e)
3,400,000	3.000	06/12/19	3,403,478
New Valley Generation V
1,408,789	4.929	01/15/21	1,444,903
Tennessee Valley Authority
6,500,000	3.875	02/15/21	6,664,320

TOTAL AGENCY DEBENTURES (Cost $41,974,532)			$ 41,574,044

Asset-Backed Securities – 9.6%
Automotive – 3.2%
Ally Master Owner Trust Series 2018-1, Class A2
$4,100,000	2.700%	01/17/23	$ 4,071,355
Avis Budget Rental Car Funding AESOP LLC Series 2015-2A, Class A(f)
2,150,000	2.630	12/20/21	2,125,990
Chesapeake Funding II LLC Series 2017-2A, Class A1(f)
1,241,882	1.990	05/15/29	1,229,401
Ford Credit Auto Owner Trust Series 2016-2, Class A(f)
400,000	2.030	12/15/27	390,277
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1(f)
1,250,000	1.960	05/17/21	1,244,809
Mercedes-Benz Master Owner Trust Series 2017-BA, Class A(b)(f) (1M LIBOR + 0.420%)
1,850,000	2.727	05/16/22	1,850,223

			10,912,055

Student Loan(b) – 6.4%
Access Group, Inc. Series 2005-2, Class A3 (3M USD LIBOR + 0.180%)
92,864	2.490	11/22/24	92,725
Access Group, Inc. Series 2015-1, Class A(f) (1M USD LIBOR + 0.700%)
496,271	3.015	07/25/56	496,122
ECMC Group Student Loan Trust Series 2016-1A, Class A(f) (1M USD LIBOR + 1.350%)
1,348,602	3.665	07/26/66	1,374,187
ECMC Group Student Loan Trust Series 2018-2A, Class A(f) (1M LIBOR + 0.800%)
1,594,028	3.115	09/25/68	1,589,468
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(f) (1M USD LIBOR + 0.800%)
1,096,513	3.115	10/25/56	1,096,518
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(f) (1M USD LIBOR + 0.800%)
2,750,000	3.115	04/26/32	2,762,121
GCO Education Loan Funding Master Trust II Series 2007-1A, Class A6L(f) (3M LIBOR + 0.110%)
1,031,148	2.799	11/25/26	1,026,796
Higher Education Funding I Series 2014-1, Class A(f) (3M USD LIBOR + 1.050%)
1,363,685	3.361	05/25/34	1,375,091
Navient Student Loan Trust Series 2016-5A, Class A(f) (1M USD LIBOR + 1.250%)
3,017,717	3.565	06/25/65	3,040,308
Navient Student Loan Trust Series 2016-7A, Class A(f) (1M USD LIBOR + 1.150%)
1,392,657	3.465	03/25/66	1,397,467

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Asset-Backed Securities – (continued)
Navient Student Loan Trust Series 2017-4A, Class A2(f) (1M USD LIBOR + 0.500%)
$850,000	2.815%		09/27/66	$ 850,954
Nelnet Student Loan Trust Series 2013-5A, Class A(f) (1M USD LIBOR + 0.630%)
274,596	2.945		01/25/37	274,102
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
584,519	3.235		07/25/41	583,290
PHEAA Student Loan Trust Series 2016-1A, Class A(f) (1M USD LIBOR + 1.150%)
1,387,477	3.465		09/25/65	1,403,880
Scholar Funding Trust Series 2013-A, Class A(f) (1M USD LIBOR + 0.650%)
1,673,756	2.987		01/30/45	1,666,805
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
1,624,939	4.035		07/25/23	1,650,877
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
800,000	3.193		05/01/35	800,720
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
60,852	2.465		01/26/26	60,835

				21,542,266

TOTAL ASSET-BACKED SECURITIES (Cost $32,381,976)				$ 32,454,321

Municipal Debt Obligations – 1.8%
Alaska(b) – 0.6%
Alaska State Student Loan Corp. Series 2013, Class A (1M USD LIBOR + 0.500%)
$1,922,395	3.006%		08/25/31	$1,924,297

New Hampshire(b)(g) – 0.4%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
1,200,000	3.340		10/25/37	1,200,763

New Jersey – 0.7%
New Jersey Economic Development Authority Series A
2,000,000	7.425		02/15/29	2,422,540

Texas(b)(g) – 0.1%
Brazos Higher Education Authority, Inc. Series 2005-2, Class I-A12 (3M USD LIBOR + 0.160%)
522,204	2.982		03/27/23	521,451

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $5,621,411)				$ 6,069,051

U.S. Treasury Obligations – 42.0%
United States Treasury Bonds
$3,830,000	3.625	%(h)	02/15/44	$ 4,246,324
3,320,000	3.125		08/15/44	3,390,903

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – (continued)
United States Treasury Bonds – (continued)
$3,200,000	3.000%		11/15/44	$ 3,196,817
1,570,000	2.875		08/15/45	1,529,931
11,110,000	2.875		11/15/46	10,810,171
60,000	3.000		05/15/47	59,796
5,080,000	2.750		11/15/47	4,811,619
United States Treasury Inflation Indexed Note
4,029,560	0.750		07/15/28	3,948,293
United States Treasury Notes
22,300,000	2.500		06/30/20	22,284,528
15,440,000	2.625		06/15/21	15,495,691
820,000	1.875		01/31/22	805,585
500,000	2.000	(h)	07/31/22	491,798
8,040,000	2.625		06/30/23	8,083,020
19,300,000	2.125		07/31/24	18,881,445
5,670,000	2.125		09/30/24	5,541,749
3,600,000	2.125		11/30/24	3,514,611
4,060,000	2.750		06/30/25	4,101,350
7,260,000	2.875		07/31/25	7,388,414
400,000	2.000		08/15/25	385,688
9,180,000	1.625		05/15/26	8,574,338
4,570,000	2.250		02/15/27	4,439,283
1,000,000	2.875		08/15/28	1,015,926
United States Treasury Strip Coupon(c)
6,400,000	0.000		11/15/35	3,913,000
1,300,000	0.000		05/15/36	781,879
6,000,000	0.000		11/15/37	3,433,828

TOTAL U.S. TREASURY OBLIGATIONS (Cost $141,468,072)				$141,125,987

Shares	Dividend Rate			Value

Investment Company(i) – 4.0%
Goldman Sachs Financial Square Government Fund - Institutional Shares
13,454,369	2.521%			$ 13,454,369
(Cost $13,454,369)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $404,403,892)				$404,526,858

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(c) – 0.3%
Commercial Paper – 0.3%
VW Credit, Inc.
$1,150,000	0.000%	03/20/19	$ 1,142,159
(Cost $1,143,073)

TOTAL INVESTMENTS – 120.6% (Cost $405,546,965)			$405,669,017

LIABILITIES IN EXCESS OF OTHER ASSETS – (20.6)%			(69,275,968)

NET ASSETS – 100.0%			$336,393,049

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $72,501,253 which represents approximately 21.6% of the Fund’s net assets as of December 31, 2018.

(e)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $10,927,116, which represents approximately 3.2% of the Fund’s net assets as of December 31, 2018.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $25,194,519, which represents approximately 7.5% of the Fund’s net assets as of December 31, 2018. The liquidity determination is unaudited.

(g)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(i)	Represents an affiliated issuer.

Currency Abbreviations:
USD	— U.S. Dollar

Investment Abbreviations:
CMT	— Constant Maturity Treasury Indexes
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
NCUA	— National Credit Union Administration
REMIC	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Funding Rate
STRIPS	— Separate Trading of Registered Interest and Principal of Securities

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD SALES CONTRACTS — At December 31, 2018, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FHLMC	4.000%	TBA-30yr	01/14/19	$(1,000,000)	$(1,019,143)
FNMA	3.000	TBA-30yr	01/14/19	(2,000,000)	(1,951,418)
FNMA	4.000	TBA-30yr	01/14/19	(5,000,000)	(5,096,690)
GNMA	4.000	TBA-30yr	01/23/19	(10,000,000)	(10,240,293)
GNMA	4.500	TBA-30yr	01/23/19	(9,000,000)	(9,308,336)

TOTAL (Proceeds Receivable: $27,356,875)					$(27,615,880)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Eurodollars	105	12/14/20	$25,601,625	$94,511
Ultra 10 Year U.S. Treasury Notes	54	03/20/19	7,024,219	171,133
2 Year U.S. Treasury Notes	240	03/29/19	50,955,000	343,105
5 Year U.S. Treasury Notes	65	03/29/19	7,454,687	106,442
20 Year U.S. Treasury Bonds	17	03/20/19	2,482,000	46,027

Total				$761,218

Short position contracts:
Eurodollars	(28)	06/17/19	(6,812,050)	47,903
Eurodollars	(12)	09/16/19	(2,920,200)	(4,228)
Eurodollars	(540)	12/16/19	(131,422,500)	(384,694)
Eurodollars	(34)	03/16/20	(8,282,825)	(40,879)
Eurodollars	(34)	06/15/20	(8,287,925)	(47,254)
Eurodollars	(34)	09/14/20	(8,291,325)	(51,929)
Ultra Long U.S. Treasury Bonds	(11)	03/20/19	(1,767,219)	(8,973)
10 Year U.S. Treasury Notes	(56)	03/20/19	(6,832,875)	(28,591)

Total				$(518,645)

TOTAL FUTURES CONTRACTS				$242,573

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations(a) – 1.1%
Supranational – 1.1%
International Bank for Reconstruction & Development (SOFR + 0.220%)
$9,000,000	2.680%	08/21/20	$ 8,997,030
(Cost $9,000,000)

Mortgage-Backed Obligations – 27.1%
Collateralized Mortgage Obligations – 21.3%
Interest Only(b) – 0.0%
FNMA REMIC Series 1990-145, Class B
$8	1,004.961%	12/25/20	$ 30

Regular Floater(a) – 20.1%
FHLMC REMIC Series 1826, Class F (1M LIBOR + 0.400%)
6,996	2.707	09/15/21	7,002
FHLMC REMIC Series 3049, Class FP (1M LIBOR + 0.350%)
2,884,762	2.657	10/15/35	2,886,050
FHLMC REMIC Series 3208, Class FB (1M LIBOR + 0.400%)
395,518	2.707	08/15/36	396,789
FHLMC REMIC Series 3208, Class FD (1M LIBOR + 0.400%)
964,889	2.707	08/15/36	967,991
FHLMC REMIC Series 3208, Class FG (1M LIBOR + 0.400%)
938,811	2.707	08/15/36	941,829
FHLMC REMIC Series 3307, Class FA (1M LIBOR + 0.430%)
6,991,055	2.737	07/15/34	7,007,286
FHLMC REMIC Series 3312, Class HF (1M LIBOR + 0.300%)
3,230,887	2.607	08/15/33	3,228,780
FHLMC REMIC Series 3371, Class FA (1M LIBOR + 0.600%)
648,549	2.907	09/15/37	655,336
FHLMC REMIC Series 3374, Class FT (1M LIBOR + 0.300%)
131,281	2.607	04/15/37	131,041
FHLMC REMIC Series 3471, Class FB (1M LIBOR + 1.000%)
1,359,937	3.307	08/15/35	1,390,583
FHLMC REMIC Series 3545, Class FA (1M LIBOR + 0.850%)
188,149	3.157	06/15/39	190,271
FHLMC REMIC Series 4039, Class FA (1M LIBOR + 0.500%)
2,234,636	2.807	05/15/42	2,247,948
FHLMC REMIC Series 4272, Class FD (1M LIBOR + 0.350%)
3,805,502	2.657	11/15/43	3,801,270
FHLMC REMIC Series 4316, Class FY (1M LIBOR + 0.400%)
1,206,327	2.707	11/15/39	1,207,483
FHLMC REMIC Series 4477, Class FG (1M LIBOR + 0.300%)
3,634,060	2.556	10/15/40	3,619,184
FHLMC REMIC Series 4508, Class CF (1M LIBOR + 0.400%)
9,274,888	2.707	09/15/45	9,316,756
FHLMC REMIC Series 4751, Class EF (1M LIBOR + 0.250%)
10,821,973	2.557	05/15/41	10,802,425
FHLMC REMIC Series 4751, Class FA (1M LIBOR + 0.250%)
8,749,768	2.557	03/15/39	8,720,819
FHLMC STRIPS Series 237, Class F23 (1M LIBOR + 0.400%)
260,266	2.707	05/15/36	260,209
FHLMC STRIPS Series 350, Class F2 (1M LIBOR + 0.350%)
12,889,509	2.606	09/15/40	12,879,994
FNMA REMIC Series 1998-66, Class FC (1M LIBOR + 0.500%)
27,523	2.803	11/17/28	27,615
FNMA REMIC Series 2006-42, Class CF (1M LIBOR + 0.450%)
6,182,606	2.765	06/25/36	6,207,245
FNMA REMIC Series 2006-72, Class XF (1M LIBOR + 0.500%)
255,265	2.815	08/25/36	256,176

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Regular Floater(a) – (continued)
FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
$39,697	2.665%	04/25/37	$ 39,713
FNMA REMIC Series 2007-36, Class F (1M LIBOR + 0.230%)
829,151	2.545	04/25/37	825,227
FNMA REMIC Series 2007-92, Class OF (1M LIBOR + 0.570%)
304,755	2.885	09/25/37	307,177
FNMA REMIC Series 2008-22, Class FD (1M LIBOR + 0.840%)
366,949	3.155	04/25/48	373,041
FNMA REMIC Series 2009-66, Class FP (1M LIBOR + 0.900%)
14,834,878	3.215	09/25/39	15,128,454
FNMA REMIC Series 2009-75, Class MF (1M LIBOR + 1.150%)
547,109	3.465	09/25/39	560,232
FNMA REMIC Series 2010-123, Class FL (1M LIBOR + 0.430%)
1,286,415	2.745	11/25/40	1,289,435
FNMA REMIC Series 2010-8, Class FE (1M LIBOR + 0.790%)
6,744,474	3.105	02/25/40	6,825,611
FNMA REMIC Series 2011-110, Class FE (1M LIBOR + 0.400%)
2,135,312	2.715	04/25/41	2,139,144
FNMA REMIC Series 2011-53, Class FT (1M LIBOR + 0.580%)
486,390	2.895	06/25/41	490,575
FNMA REMIC Series 2011-63, Class FG (1M LIBOR + 0.450%)
454,462	2.765	07/25/41	456,027
FNMA REMIC Series 2012-110, Class MF (1M LIBOR + 0.460%)
4,400,330	2.775	10/25/42	4,429,039
FNMA REMIC Series 2012-56, Class FG (1M LIBOR + 0.500%)
1,408,168	2.815	03/25/39	1,412,050
FNMA REMIC Series 2013-96, Class FW (1M LIBOR + 0.400%)
117,933	2.715	09/25/43	118,156
FNMA REMIC Series 2014-19, Class FA (1M LIBOR + 0.400%)
1,045,552	2.715	11/25/39	1,046,726
FNMA REMIC Series 2014-19, Class FJ (1M LIBOR + 0.400%)
1,199,230	2.715	11/25/39	1,200,611
FNMA REMIC Series 2016-1, Class FT (1M LIBOR + 0.350%)
5,004,165	2.665	02/25/46	5,012,323
FNMA REMIC Series 2016-23, Class FT (1M LIBOR + 0.500%)
1,004,099	2.815	11/25/45	1,012,028
FNMA REMIC Series 2017-45, Class FA (1M LIBOR + 0.320%)
8,182,501	2.619	06/25/47	8,169,546
FNMA REMIC Series 2017-96, Class FC (1M LIBOR + 0.400%)
12,511,022	2.715	12/25/57	12,523,687
GNMA REMIC Series 2008-51, Class FG (1M LIBOR + 0.770%)
1,567,882	3.080	06/16/38	1,593,266
GNMA REMIC Series 2010-53, Class FC (1M LIBOR + 0.820%)
654,821	3.121	04/20/40	665,265
GNMA REMIC Series 2011-101, Class EF (1M LIBOR + 0.860%)
5,552,634	3.170	10/16/39	5,642,013
GNMA REMIC Series 2011-117, Class FJ (1M LIBOR + 0.870%)
3,791,193	3.171	08/20/41	3,860,727
GNMA REMIC Series 2012-12, Class HF (1M LIBOR + 0.400%)
792,588	3.701	01/20/42	791,604
NCUA Guaranteed Notes Series 2011-R1, Class 1A (1M LIBOR + 0.450%)
263,146	2.768	01/08/20	263,083
NCUA Guaranteed Notes Series 2011-R2, Class 1A (1M LIBOR + 0.400%)
950,937	2.718	02/06/20	950,157
NCUA Guaranteed Notes Series 2011-R3, Class 1A (1M LIBOR + 0.400%)
725,210	2.715	03/11/20	724,529
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A (1M LIBOR + 0.450%)
1,155,596	2.768	10/07/20	1,155,582

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Regular Floater(a) – (continued)
NCUA Guaranteed Notes Trust Series 2010-R2, Class 2A (1M LIBOR + 0.470%)
$2,909,203	2.788%	11/05/20	$ 2,910,086

			159,065,196

Sequential Fixed Rate – 0.1%
FHLMC REMIC Series 4248, Class LM
549,287	6.500	05/15/41	620,941

Sequential Floating Rate(a) – 1.1%
FHLMC REMIC Series 3588, Class CW (1M USD LIBOR + 0.000%)
1,080,495	4.645	10/15/37	1,144,225
FNMA REMIC Series 1990-145, Class A (1 year CMT + 0.000%)
3,322	3.218	12/25/20	3,330
FNMA REMIC Series 1997-20, Class F (1 year CMT + 0.000%)
73,378	2.559	03/25/27	73,377
Holmes Master Issuer PLC Series 2018-1A, Class A2(c) (3M USD LIBOR + 0.360%)
3,200,000	2.699	10/15/54	3,187,299
Permanent Master Issuer PLC Series 2018-1A, Class 1A1(c) (3M USD LIBOR + 0.380%)
4,500,000	2.747	07/15/58	4,476,186

			8,884,417

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$168,570,584

Commercial Mortgage-Backed Securities(a) – 4.7%
Sequential Floating Rate – 4.7%
FHLMC Multifamily Structured Pass-Through Certificates Series J15L, Class AFL (1M LIBOR + 0.350%)
$5,657,564	2.697%	08/25/25	5,628,905
FHLMC Multifamily Structured Pass-Through Certificates Series KF03, Class A (1M LIBOR + 0.340%)
1,660,357	2.687	01/25/21	1,659,300
FHLMC Multifamily Structured Pass-Through Certificates Series KF19, Class A (1M LIBOR + 0.450%)
3,079,226	2.727	06/25/23	3,074,171
FHLMC Multifamily Structured Pass-Through Certificates Series KF31, Class A (1M LIBOR + 0.370%)
4,769,172	2.717	04/25/24	4,743,834
FHLMC Multifamily Structured Pass-Through Certificates Series KF32, Class A (1M LIBOR + 0.370%)
8,780,906	2.717	05/25/24	8,730,655
FHLMC Multifamily Structured Pass-Through Certificates Series KF42, Class A (1M LIBOR + 0.250%)
4,028,946	2.597	12/25/24	4,007,569
FHLMC Multifamily Structured Pass-Through Certificates Series KS02, Class A (1M LIBOR + 0.380%)
1,255,028	2.727	08/25/23	1,254,149
FNMA ACES Series 2017-M13, Class FA (1M LIBOR + 0.400%)
8,288,884	2.701	10/25/24	8,213,945

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$ 37,312,528

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Federal Agencies – 1.1%
Adjustable Rate FHLMC(a) – 0.4%
(1 year CMT + 2.127%)
$5,727	6.888%	11/01/19	$ 5,742
(1 year CMT + 2.276%)
1,331,641	4.241	01/01/38	1,385,559
(12M MTA + 2.155%)
5,831	3.687	06/01/31	6,068
(12M USD LIBOR + 1.750%)
626,463	4.169	05/01/35	655,207
(12M USD LIBOR + 1.860%)
750,794	4.457	05/01/34	783,334
(3 year CMT + 2.326%)
16,688	4.821	05/01/35	16,989
(3 year CMT + 2.559%)
318,921	4.210	08/01/28	322,855
(6M CMT + 2.235%)
105,579	4.602	05/01/29	108,392
(6M USD LIBOR + 2.268%)
55,917	4.268	12/01/30	57,843
(COF + 1.145%)
71	1.939	06/01/19	70
(COF + 1.198%)
4,276	2.448	02/01/31	4,260
(COF + 1.249%)
12,786	4.443	06/01/30	13,502
(COF + 1.250%)
17	2.268	03/01/19	17
(COF + 1.250%)
923	4.879	01/01/20	931
(COF + 1.250%)
3,051	2.268	05/01/21	3,032
(COF + 1.250%)
1,029	2.268	10/01/26	1,014
(COF + 1.250%)
5,986	4.082	06/01/29	6,312
(COF + 1.250%)
17,592	2.135	04/01/30	17,291
(COF + 1.946%)
1,296	2.776	11/01/19	1,294

			3,389,712

Adjustable Rate FNMA(a) – 0.5%
8,748	3.233	05/20/22	8,711
60,612	3.553	06/20/24	60,387
(1 year CMT + 2.000%)
1,131	6.897	02/01/22	1,155
(1 year CMT + 2.266%)
557,203	4.331	07/01/33	579,648
(1 year CMT + 2.360%)
201,326	4.490	11/01/34	210,502
(12M MTA + 1.200%)
4,361	3.253	02/01/41	4,408
(12M MTA + 1.400%)
47,986	3.453	06/01/40	48,682
(12M USD LIBOR + 1.550%)
1,691,241	2.591	09/01/44	1,717,127

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)
(12M USD LIBOR + 1.957%)
$1,060,203	4.334%	03/01/37	$ 1,115,585
(6M USD LIBOR + 1.750%)
9,921	4.275	02/01/23	10,047
(6M USD LIBOR + 1.869%)
122,711	4.369	01/01/24	124,927
(6M USD LIBOR + 1.925%)
113,604	4.425	03/01/24	115,851
(COF + 1.250%)
472	6.075	04/01/19	472
(COF + 1.250%)
15,531	2.151	05/01/19	15,510
(COF + 1.250%)
4,601	2.171	06/01/20	4,595
(COF + 1.250%)
5,835	3.534	06/01/27	5,846
(COF + 1.250%)
3,961	4.250	12/01/27	4,183
(COF + 1.250%)
4,672	4.507	01/01/28	4,934
(COF + 1.250%)
3,724	2.155	06/01/29	3,741
(COF + 1.250%)
4,240	2.268	06/01/29	4,168
(COF + 1.254%)
2,806	4.033	05/01/36	2,840

			4,043,319

Adjustable Rate GNMA(a) – 0.1% (1 year CMT + 1.500%)
554,804	3.625	04/20/33	567,630
140,836	3.625	05/20/33	145,608
298,022	3.750	08/20/34	305,769

			1,019,007

FHLMC – 0.0%
7,144	5.500	01/01/20	7,182
11,957	7.000	04/01/21	12,148
12,672	7.000	08/01/21	12,954
43,128	7.000	05/01/22	44,376
113,008	7.000	06/01/22	115,945
1,032	4.500	05/01/23	1,063

			193,668

FNMA – 0.1%
302	5.000	09/01/19	303
1,070	5.000	01/01/20	1,088
13,454	7.000	07/01/21	13,714
34,596	7.000	11/01/21	35,422
23,874	7.000	12/01/21	23,967
57,147	7.000	01/01/22	57,809
7,533	7.000	02/01/22	7,717
17,276	6.000	05/01/38	19,239
21,878	6.000	11/01/38	24,370
48,187	6.000	09/01/39	53,668
18,476	6.000	10/01/39	20,533
12,616	6.000	10/01/40	14,048

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$18,036	6.000%	05/01/41	$ 20,081

			291,959

GNMA – 0.0%
18,754	7.000	04/15/26	19,886

TOTAL FEDERAL AGENCIES			$ 8,957,551

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $215,313,925)			$214,840,663

Agency Debentures – 2.6%
FNMA(a) (SOFR + 0.160%)
$16,370,000	2.620%	01/30/20	$ 16,383,473
Hashemite Kingdom of Jordan Government AID Bond(d)
4,000,000	2.503	10/30/20	3,996,440

TOTAL AGENCY DEBENTURES (Cost $20,370,000)			$ 20,379,913

Asset-Backed Securities(a) – 46.5%
Automotive – 5.9%
Ally Master Owner Trust Series 2017-3, Class A1 (1M LIBOR + 0.430%)
$11,500,000	2.737%	06/15/22	$ 11,526,448
Chesapeake Funding II LLC Series 2016-2A, Class A2(c) (1M USD LIBOR + 1.000%)
1,021,979	3.307	06/15/28	1,024,545
Chesapeake Funding II LLC Series 2017-3A, Class A2(c) (1M USD LIBOR + 0.340%)
3,721,342	2.647	08/15/29	3,711,070
GMF Floorplan Owner Revolving Trust Series 2017-2, Class A2(c) (1M LIBOR + 0.430%)
9,650,000	2.737	07/15/22	9,639,460
Mercedes-Benz Master Owner Trust Series 2018-AA, Class A(c) (1M LIBOR + 0.260%)
16,500,000	2.567	05/16/22	16,475,620
Nissan Master Owner Receivables Trust Series 2017-C, Class A (1M USD LIBOR + 0.320%)
4,100,000	2.627	10/17/22	4,094,224

			46,471,367

Collateralized Loan Obligations(c) – 14.2%
AIMCO CLO Series 2014-AA, Class AR (3M USD LIBOR + 1.100%)
2,443,776	3.448	07/20/26	2,433,502
Anchorage Capital CLO Ltd. Series 2014-4RA, Class A (3M USD LIBOR + 1.050%)
3,600,000	3.389	01/28/31	3,532,288
Apex Credit CLO II LLC Series 2017-2A, Class A (3M USD LIBOR + 1.270%)
3,000,000	3.608	09/20/29	2,968,671
Barings CLO Ltd. Series 2018-3A, Class A1 (3M USD LIBOR + 0.950%)
4,000,000	3.221	07/20/29	3,932,528
Benefit Street Partners CLO II Ltd. Series 2013-IIA, Class A1R (3M USD LIBOR + 1.250%)
6,000,000	3.589	07/15/29	5,954,472
Carlyle Global Market Strategies CLO Ltd. Series 2015-2A, Class A1R (3M USD LIBOR + 0.780%)
5,450,000	3.117	04/27/27	5,386,884
CBAM CLO Management LLC Series 2017-2A, Class A (3M USD LIBOR + 1.240%)
3,500,000	3.576	10/17/29	3,485,573

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities (a) – (continued)
Collateralized Loan Obligations(c) –(continued)
Cedar Funding II CLO Ltd. Series 2013-1A, Class A1R (3M USD LIBOR + 1.230%)
$1,700,000	3.557%	06/09/30	$ 1,693,724
Cedar Funding VII Clo Ltd. Series 18-7A, Class A1 (3M USD LIBOR + 1.000%)
3,000,000	3.348	01/20/31	2,919,936
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
2,086,295	3.589	07/15/26	2,084,365
Dryden 64 CLO Ltd. Series 18-64A, Class A (3M USD LIBOR + 0.970%)
5,950,000	3.251	04/18/31	5,803,130
ICG US CLO Ltd. Series 2014-1A, Class A1R (3M USD LIBOR + 1.220%)
4,000,000	3.568	01/20/30	3,943,808
Jamestown CLO X Ltd. Series 2017-10A, Class A1 (3M USD LIBOR + 1.250%)
4,750,000	3.586	07/17/29	4,700,229
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
5,200,000	3.089	04/15/29	5,071,305
Newfleet CLO Ltd. Series 2016-1A, Class A1R (3M USD LIBOR + 0.950%)
5,450,000	3.298	04/20/28	5,402,792
OCP CLO Ltd. Series 2014-5A, Class A1R (3M USD LIBOR + 1.080%)
10,000,000	3.415	04/26/31	9,762,060
OCP CLO Ltd. Series 2015-8A, Class A1R (3M USD LIBOR + 0.850%)
3,650,000	3.186	04/17/27	3,629,487
OCP CLO Ltd. Series 2017-13A, Class A1A (3M USD LIBOR + 1.260%)
3,150,000	3.599	07/15/30	3,128,542
OFSI Fund VII Ltd. Series 2014-7A, Class AR (3M USD LIBOR + 0.900%)
3,550,000	3.233	10/18/26	3,527,458
Palmer Square Loan Funding Ltd. Series 2017-1A, Class A1 (3M USD LIBOR + 0.740%)
2,491,133	3.079	10/15/25	2,469,139
Pikes Peak Clo 2 Series 18-2A, Class A (3M USD LIBOR + 1.290%)
6,700,000	4.109	01/18/32	6,681,923
TRESTLES CLO Ltd. Series 2017-1A, Class A1A (3M USD LIBOR + 1.290%)
6,350,000	3.625	07/25/29	6,293,009
Trinitas CLO II Ltd. Series 2014-2A, Class A1R (3M USD LIBOR + 1.180%)
5,541,256	3.519	07/15/26	5,518,193
Voya CLO Ltd. Series 2017-3A, Class A1A (3M USD LIBOR + 1.230%)
8,750,000	3.578	07/20/30	8,643,215
WhiteHorse X Ltd. Series 2015-10A, Class A1R (3M USD LIBOR + 0.930%)
3,750,000	3.266	04/17/27	3,711,097

			112,677,330

Credit Card – 11.8%
American Express Credit Account Master Trust Series 2017-2, Class A (1M LIBOR + 0.450%)
6,700,000	2.757	09/16/24	6,707,271
Bank of America Credit Card Trust Series 2014-A1, Class A (1M LIBOR + 0.380%)
5,650,000	2.687	06/15/21	5,650,358
CARDS II Trust Series 2017-1A, Class A(c) (1M LIBOR + 0.370%)
2,500,000	2.677	04/18/22	2,499,807
CARDS II Trust Series 2017-2A, Class A(c) (1M LIBOR + 0.260%)
3,600,000	2.567	10/17/22	3,597,097

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities (a) – (continued)
Credit Card – (continued)
CARDS II Trust Series 2018-1A, Class A(c) (1M LIBOR + 0.350%)
$22,500,000	2.657%	04/17/23	$ 22,522,950
Chase Issuance Trust Series 2018-A1, Class A1 (1M USD LIBOR + 0.200%)
12,000,000	2.507	04/17/23	11,963,216
Citibank Credit Card Issuance Trust Series 2017-A5, Class A5 (1M LIBOR + 0.620%)
10,100,000	2.935	04/22/26	10,151,546
Citibank Credit Card Issuance Trust Series 2017-A7, Class A7 (1M LIBOR + 0.370%)
10,750,000	2.687	08/08/24	10,716,592
Golden Credit Card Trust Series 2017-4A, Class A(c) (1M LIBOR + 0.520%)
11,200,000	2.827	07/15/24	11,174,256
Trillium Credit Card Trust II Series 2018-1A, Class A(c) (1M USD LIBOR + 0.250%)
8,900,000	2.565	02/27/23	8,883,339

			93,866,432

Other(c) – 0.1%
Mill City Mortgage Loan Trust Series 2016-1, Class A1
650,047	2.500	04/25/57	635,028

Student Loan – 14.5%
Academic Loan Funding Trust Series 2013-1, Class A(c) (1M USD LIBOR + 0.800%)
2,297,534	3.115	12/26/44	2,289,711
Access Group, Inc. Series 2005-2, Class A3 (3M USD LIBOR + 0.180%)
108,110	2.490	11/22/24	107,948
Access Group, Inc. Series 2013-1, Class A(c) (1M USD LIBOR + 0.500%)
939,950	2.815	02/25/36	929,404
Access Group, Inc. Series 2015-1, Class A(c) (1M USD LIBOR + 0.700%)
1,066,982	3.015	07/25/56	1,066,662
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A (1M USD LIBOR + 0.800%)
1,915,470	3.115	02/25/41	1,913,436
ALG Student Loan Trust I Series 2006-1A, Class A3(c) (3M USD LIBOR + 0.150%)
4,604,600	2.489	10/28/23	4,597,942
Bank of America Student Loan Trust Series 2010-1A, Class A(c) (3M USD LIBOR + 0.800%)
942,977	3.135	02/25/43	946,888
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2 (3M USD LIBOR + 0.800%)
6,245,686	3.111	02/25/30	6,282,933
ECMC Group Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.350%)
1,282,816	3.665	07/26/66	1,307,154
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c) (1M USD LIBOR + 0.800%)
1,256,134	3.115	06/25/26	1,256,560
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(c) (1M USD LIBOR + 0.800%)
3,000,000	3.115	04/26/32	3,013,223
Educational Funding of the South, Inc. Series 2012-1, Class A (1M USD LIBOR + 1.050%)
1,749,587	3.365	03/25/36	1,764,593
Educational Services of America, Inc. Series 2010-1, Class A1(c) (3M USD LIBOR + 0.850%)
744,853	3.185	07/25/23	745,911

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities (a) – (continued)
Student Loan – (continued)
Educational Services of America, Inc. Series 2012-1, Class A1(c) (1M USD LIBOR + 1.150%)
$1,774,510	3.465%	09/25/40	$ 1,800,955
Educational Services of America, Inc. Series 2014-1, Class A(c) (1M USD LIBOR + 0.700%)
1,822,793	3.015	02/25/39	1,822,790
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(c) (1M USD LIBOR + 1.350%)
1,950,000	3.665	03/25/36	2,000,720
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(c) (1M USD LIBOR + 1.000%)
1,200,000	3.315	04/25/33	1,205,553
GCO Education Loan Funding Master Trust II Series 2007-1A, Class A6L(c) (3M LIBOR + 0.110%)
1,142,623	2.799	11/25/26	1,137,801
Goal Capital Funding Trust Series 2010-1, Class A(c) (3M USD LIBOR + 0.700%)
45,067	3.011	08/25/48	45,083
Higher Education Funding I Series 2014-1, Class A(c) (3M USD LIBOR + 1.050%)
1,500,054	3.361	05/25/34	1,512,600
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,142,316	3.235	07/25/45	1,151,569
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1 (1M USD LIBOR + 0.750%)
3,829,800	3.049	12/01/31	3,835,775
Knowledgeworks Foundation Student Loan Series 2010-1, Class A (3M USD LIBOR + 0.950%)
1,394,059	3.261	02/25/42	1,398,253
Massachusetts Educational Financing Authority Series 2008-1, Class A1 (3M USD LIBOR + 0.950%)
426,443	3.285	04/25/38	427,729
Missouri Higher Education Loan Authority Series 2010-2, Class A1 (3M USD LIBOR + 0.850%)
2,300,273	3.161	08/27/29	2,336,462
Missouri Higher Education Loan Authority Series 2011-1, Class A1 (3M USD LIBOR + 0.850%)
3,683,865	3.223	06/25/36	3,701,753
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2 (1M USD LIBOR + 1.000%)
2,452,365	3.301	05/20/30	2,472,528
Navient Student Loan Trust Series 2016-5A, Class A(c) (1M USD LIBOR + 1.250%)
2,760,107	3.565	06/25/65	2,780,770
Navient Student Loan Trust Series 2016-7A, Class A(c) (1M USD LIBOR + 1.150%)
1,355,018	3.465	03/25/66	1,359,698
NCUA Guaranteed Notes Series 2010-A1, Class A (1M LIBOR + 0.350%)
189,716	2.667	12/07/20	189,887
Nelnet Student Loan Trust Series 2006-1, Class A5 (3M USD LIBOR + 0.110%)
3,128,801	2.420	08/23/27	3,119,229
Nelnet Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
824,760	2.435	01/25/30	824,407
Nelnet Student Loan Trust Series 2012-3A, Class A(c) (1M USD LIBOR + 0.700%)
5,305,654	3.015	02/25/45	5,331,507

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities (a) – (continued)
Student Loan – (continued)
Nelnet Student Loan Trust Series 2013-5A, Class A(c) (1M USD LIBOR + 0.630%)
$549,192	2.945%	01/25/37	$ 548,204
Nelnet Student Loan Trust Series 2014-4A, Class A1(c) (1M USD LIBOR + 0.540%)
8,183,679	2.855	11/27/39	8,202,177
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
644,986	3.235	07/25/41	643,630
Northstar Education Finance, Inc. Series 2012-1, Class A(c) (1M USD LIBOR + 0.700%)
500,805	3.015	12/26/31	500,550
PHEAA Student Loan Trust Series 2014-3A, Class A(c) (1M USD LIBOR + 0.590%)
6,546,342	2.905	08/25/40	6,528,236
Rhode Island Student Loan Authority Series 2012-1, Class A1 (1M USD LIBOR + 0.900%)
1,681,068	3.199	07/01/31	1,691,560
Scholar Funding Trust Series 2010-A, Class A(c) (3M USD LIBOR + 0.750%)
833,944	3.089	10/28/41	823,716
Scholar Funding Trust Series 2013-A, Class A(c) (1M USD LIBOR + 0.650%)
2,231,214	2.987	01/30/45	2,221,947
SLC Student Loan Center Series 2011-1, Class A(c) (1M USD LIBOR + 1.220%)
825,214	3.535	10/25/27	830,070
SLC Student Loan Trust Series 2005-1, Class A3 (3M USD LIBOR + 0.100%)
3,571,936	2.414	02/15/25	3,570,389
SLC Student Loan Trust Series 2010-1, Class A (3M USD LIBOR + 0.875%)
659,241	3.186	11/25/42	666,255
SLM Student Loan Trust Series 2004-8A, Class A5(c) (3M USD LIBOR + 0.500%)
483,109	2.835	04/25/24	483,721
SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
10,234,539	2.475	10/25/28	10,159,436
SLM Student Loan Trust Series 2005-9, Class A6 (3M USD LIBOR + 0.550%)
271,816	2.885	10/26/26	271,874
SLM Student Loan Trust Series 2007-1, Class A5 (3M USD LIBOR + 0.090%)
4,241,013	2.425	01/26/26	4,227,090
SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
529,684	3.085	04/25/23	526,081
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
531,230	4.035	07/25/23	539,710
SLM Student Loan Trust Series 2012-3, Class A (1M USD LIBOR + 0.650%)
946,648	2.965	12/27/38	945,461
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
436,918	3.187	10/01/24	438,811
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
900,000	3.193	05/01/35	900,810

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities (a) – (continued)
Student Loan – (continued)
Utah State Board of Regents Series 2015-1, Class A (1M USD LIBOR + 0.600%)
$2,063,552	2.915%	02/25/43	$ 2,057,566
Utah State Board of Regents Series 2016-1, Class A (1M USD LIBOR + 0.750%)
3,999,283	3.065	09/25/56	3,996,835
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
67,614	2.465	01/26/26	67,594

			115,519,157

TOTAL ASSET-BACKED SECURITIES (Cost $370,225,996)			$369,169,314

Municipal Debt Obligations(a) – 1.7%
Alaska – 0.2%
Alaska State Student Loan Corp. Series 2013, Class A (1M USD LIBOR + 0.000%)
$1,489,179	2.815%	08/25/31	$ 1,490,652

New Hampshire(e) – 0.4%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.000%)
1,300,000	3.190	10/25/37	1,300,827
New Hampshire State Higher Education Loan Corp. (Taxable-Student Loan) Series 2012-1 (1M USD LIBOR + 0.000%)
2,156,788	2.820	10/25/28	2,158,190

			3,459,017

Rhode Island(e) – 0.1%
Rhode Island Student Loan Authority RB (Taxable - FFELP Loan Backed) Series 2014-1 (1M USD LIBOR + 0.000%)
444,845	2.999	10/02/28	442,469

Utah – 1.0%
Utah State Board of Regents RB (Taxable-Student Loan) Series 2012-1 (1M USD LIBOR + 0.000%)
7,689,497	3.065	12/26/31	7,712,719
Utah State Board of Regents Student Loan RB (Taxable) Series 2011, Class A2(e) (3M USD LIBOR + 0.000%)
324,556	3.193	05/01/29	325,462

			8,038,181

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $13,412,982)			$ 13,430,319

U.S. Treasury Obligations – 12.9%
United States Treasury Bill(f)
$108,900	0.000%	02/14/19	$ 108,583
30,000,000	0.000	06/27/19	29,632,973
United States Treasury Floating Rate Note(a)
(U.S. Treasury 3M Bill Money Market Yield + 0.033)
10,350,000	2.463	04/30/20	10,344,807
(U.S. Treasury 3M Bill Money Market Yield + 0.043)
23,200,000	2.473	07/31/20	23,180,369

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – (continued)
(U.S. Treasury 3M Bill Money Market Yield + 0.045)
$39,600,000	2.475%	10/31/20	$ 39,543,778

TOTAL U.S. TREASURY OBLIGATIONS (Cost $102,863,642)			$102,810,510

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $731,186,545)			$729,627,749

Short-term Investments – 7.9%
Commercial Paper(f) – 3.0%
AT&T, Inc.
$2,500,000	0.000%	06/05/19	$ 2,465,724
Bell Canada
4,000,000	0.000	01/25/19	3,992,314
Bell Canada, Inc.
2,319,000	0.000	01/22/19	2,315,107
Electricite De France SA
5,250,000	0.000	02/25/19	5,225,312
VW Credit, Inc.
5,097,000	0.000	01/07/19	5,094,334
1,544,000	0.000	01/08/19	1,543,072
2,650,000	0.000	03/20/19	2,631,932

			23,267,795

Repurchase Agreements(g) – 4.9%
Joint Repurchase Agreement Account II
39,000,000	3.000%	01/02/19	39,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost $62,275,515)			$ 62,267,795

TOTAL INVESTMENTS – 99.8% (Cost $793,462,060)			$791,895,544

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			1,795,201

NET ASSETS – 100.0%			$793,690,745

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $255,793,540, which represents approximately 32.2% of the Fund’s net assets as of December 31, 2018. The liquidity determination is unaudited.

(d)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $3,996,440, which represents approximately 0.5% of the Fund’s net assets as of December 31, 2018.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Joint repurchase agreement was entered into on December 31, 2018. Additional information appears in the Notes to the Schedule of Investments section.

Currency Abbreviations:
USD	— U.S. Dollar

Investment Abbreviations:
ACES	— Alternative Credit Enhancement Securities
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Indexes
COF	— Cost of Funds
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
MTA	— Monthly Treasury Average
NCUA	— National Credit Union Administration
PLC	— Public Limited Company
RB	— Revenue Bond
REMIC	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Funding Rate
STRIPS	— Separate Trading of Registered Interest and Principal of Securities

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
20 Year U.S. Treasury Bonds	18	03/20/19	$2,628,000	$46,824

Short position contracts:
Ultra Long U.S. Treasury Bonds	(11)	03/20/19	(1,767,219)	(39,048)
Ultra 10 Year U.S. Treasury Notes	(24)	03/20/19	(3,121,875)	(99,194)
2 Year U.S. Treasury Notes	(24)	03/29/19	(5,095,500)	(35,344)
5 Year U.S. Treasury Notes	(16)	03/29/19	(1,835,000)	(30,772)
10 Year U.S. Treasury Notes	(47)	03/20/19	(5,734,734)	(106,281)

Total				$(310,639)

TOTAL FUTURES CONTRACTS				$(263,815)

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 96.2%
United States Treasury Inflation Indexed Bonds
$38,669,325	1.250%		07/15/20	$38,595,079
23,336,768	0.625		07/15/21	23,087,196
1,787,584	0.125		01/15/22	1,735,414
77,234,858	0.125	(a)	04/15/22	74,740,721
30,026,505	0.375		07/15/25	28,964,783
41,770,635	0.625		01/15/26	40,709,507
19,516,390	0.125		07/15/26	18,331,178
10,363,617	0.375		01/15/27	9,849,241
11,061,018	0.375		07/15/27	10,516,469
26,141,580	0.500		01/15/28	24,967,683
42,209,641	0.750		07/15/28	41,358,373
8,656,757	2.500	(a)	01/15/29	9,863,087
26,268,092	1.375		02/15/44	27,189,600
19,543,888	0.750		02/15/45	17,504,095
4,819,568	1.000		02/15/48	4,573,726
United States Treasury Note
5,200,000	2.875		08/15/28	5,282,813

TOTAL U.S. TREASURY OBLIGATIONS (Cost $384,561,268)				$377,268,965

Shares	Dividend Rate			Value

Investment Company(b) – 1.7%
Goldman Sachs Financial Square Government Fund - Institutional Shares
6,460,379	2.521%			$ 6,460,379
(Cost $6,460,379)

TOTAL INVESTMENTS – 97.9% (Cost $391,021,647)				$383,729,344

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%				8,297,390

NET ASSETS – 100.0%				$392,026,734

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Represents an affiliated issuer.

Currency Abbreviations:
USD	— U.S. Dollar

Investment Abbreviations:
LIBOR	— London Interbank Offered Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Ultra Long U.S. Treasury Bonds	66	03/20/19	$10,603,313	$380,876
2 Year U.S. Treasury Notes	10	03/29/19	2,123,125	6,546
5 Year U.S. Treasury Notes	441	03/29/19	50,577,187	698,817
10 Year U.S. Treasury Notes	147	03/20/19	17,936,297	208,171

Total				$1,294,410

Short position contracts:
Eurodollars	(59)	09/16/19	(14,357,650)	(20,787)
Eurodollars	(391)	12/16/19	(95,159,625)	(195,385)
Eurodollars	(26)	09/14/20	(6,340,425)	(25,410)
Eurodollars	(24)	12/14/20	(5,851,800)	(31,733)
Ultra 10 Year U.S. Treasury Notes	(144)	03/20/19	(18,731,250)	(593,991)
20 Year U.S. Treasury Bonds	(111)	03/20/19	(16,206,000)	(517,293)

Total				$(1,384,599)

TOTAL FUTURES CONTRACTS				$(90,189)

SWAP CONTRACTS — At December 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.104%(a)	3M LIBOR	12/14/24	$10,000		$(142,218)	$114	$(142,332)
2.251	3M LIBOR	02/20/24	17,900		(418,266)	159	(418,425)
2.750(b)	3M LIBOR(c)	03/20/26	15,730	(d)	(129,882)	84,153	(214,035)

TOTAL					$(690,366)	$84,426	$(774,792)

(a)	Payments made at termination date.
(b)	Payments made semi-annually.
(c)	Payments made quarterly.
(d)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2018.

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 71.7%
Collateralized Mortgage Obligations – 7.2%
Interest Only(a) – 0.0%
FHLMC REMIC Series 1161, Class U
$44	1,172.807%	11/15/21	$ 438

Inverse Floaters(b) – 0.0%
FNMA REMIC Series 1990-134, Class SC (-1x1M LIBOR + 21.600%)
2,262	18.127	11/25/20	2,462

Regular Floater(b) – 1.6%
FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
341,633	2.665	04/25/37	341,775
NCUA Guaranteed Notes Series 2011-R1, Class 1A (1M LIBOR + 0.450%)
1,541,282	2.768	01/08/20	1,540,914
NCUA Guaranteed Notes Series 2011-R2, Class 1A (1M LIBOR + 0.400%)
6,371,279	2.718	02/06/20	6,366,057
NCUA Guaranteed Notes Series 2011-R3, Class 1A (1M LIBOR + 0.400%)
4,915,311	2.715	03/11/20	4,910,698
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A (1M LIBOR + 0.450%)
1,409,664	2.768	10/07/20	1,409,646

			14,569,090

Sequential Fixed Rate – 5.6%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
2,279,185	3.250	04/25/38	2,249,954
FHLMC REMIC Series 108, Class G
1,606	8.500	12/15/20	1,627
FHLMC REMIC Series 1980, Class Z
304,069	7.000	07/15/27	336,183
FHLMC REMIC Series 2019, Class Z
223,076	6.500	12/15/27	241,038
FHLMC REMIC Series 2755, Class ZA
633,462	5.000	02/15/34	678,809
FHLMC REMIC Series 3530, Class DB
2,771,607	4.000	05/15/24	2,827,569
FHLMC REMIC Series 4273, Class PD
998,285	6.500	11/15/43	1,135,204
FHLMC REMIC Series 4619, Class NA
3,894,510	3.000	03/15/44	3,886,665
FHLMC REMIC Series 4663, Class KA
32,466,507	3.500	11/15/42	32,813,065
FNMA REMIC Series 1989-66, Class J
816	7.000	09/25/19	820
FNMA REMIC Series 1990-16, Class E
15,465	9.000	03/25/20	15,834
FNMA REMIC Series 2012-111, Class B
402,590	7.000	10/25/42	456,347
FNMA REMIC Series 2012-153, Class B
1,439,896	7.000	07/25/42	1,639,418
FNMA REMIC Series 2015-30, Class EA
6,584,245	3.000	05/25/45	6,568,477

			52,851,010

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$ 67,423,000

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities – 5.3%
Sequential Fixed Rate – 3.7%
FHLMC Multifamily Structured Pass Through Certificates Series K716, Class A2
$16,100,000	3.130%	06/25/21	$ 16,144,587
FHLMC Multifamily Structured Pass Through Certificates Series K717, Class A2
18,600,000	2.991	09/25/21	18,610,403

			34,754,990

Sequential Floating Rate(b) – 1.6%
FHLMC Multifamily Structured Pass-Through Certificates Series KF03, Class A (1M LIBOR + 0.340%)
1,266,862	2.687	01/25/21	1,266,055
FHLMC Multifamily Structured Pass Through Certificates Series KP02, Class A2
13,733,974	2.355	04/25/21	13,706,536

			14,972,591

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$ 49,727,581

Federal Agencies – 59.2%
Adjustable Rate FHLMC(b) – 0.8%
(3 year CMT + 2.228%)
$512	3.116%	10/01/25	509
(12M USD LIBOR + 1.840%)
345,896	4.336	11/01/34	362,043
(1 year CMT + 2.250%)
998,590	4.150	06/01/35	1,040,173
(12M USD LIBOR + 2.330%)
89,292	4.693	05/01/36	94,408
(6M USD LIBOR + 2.054%)
14,787	4.387	10/01/36	15,417
(12M USD LIBOR + 2.000%)
11,225	3.750	11/01/36	11,835
(12M USD LIBOR + 1.711%)
483,912	3.014	06/01/42	497,018
(12M USD LIBOR + 1.612%)
5,753,850	2.538	11/01/44	5,824,845

			7,846,248

Adjustable Rate FNMA(b) – 1.1%
(1 year CMT + 2.164%)
932	4.138	02/01/27	933
(COF + 1.799%)
34,813	2.817	08/01/29	35,104
(1 year CMT + 2.255%)
57,834	4.505	07/01/32	60,523
(12M USD LIBOR + 1.225%)
14,434	4.100	01/01/33	14,689
(12M USD LIBOR + 1.800%)
612,899	4.325	05/01/33	641,933
(COF + 1.250%)
633,314	4.609	08/01/33	668,824

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)
(6M USD LIBOR + 2.250%)
$125,494	4.750%	08/01/33	$ 131,637
(1 year CMT + 2.288%)
472,143	3.826	02/01/34	496,266
(12M USD LIBOR + 1.720%)
449,873	4.032	05/01/34	469,392
(12M USD LIBOR + 1.695%)
258,894	4.320	05/01/34	269,968
(1 year CMT + 2.220%)
476,803	4.337	06/01/34	502,082
(12M USD LIBOR + 1.664%)
325,237	4.414	10/01/34	338,783
(12M USD LIBOR + 1.704%)
194,528	4.564	10/01/34	203,065
(12M USD LIBOR + 1.510%)
53,045	3.385	02/01/35	55,104
(12M USD LIBOR + 1.506%)
246,270	3.399	02/01/35	253,112
(12M USD LIBOR + 1.720%)
314,932	3.720	03/01/35	329,124
(12M USD LIBOR + 1.648%)
223,139	3.736	03/01/35	232,499
(12M USD LIBOR + 1.325%)
561,091	3.503	04/01/35	575,656
(12M USD LIBOR + 1.720%)
270,479	4.095	04/01/35	282,524
(12M USD LIBOR + 1.404%)
162,009	3.545	05/01/35	168,434
(1 year CMT + 2.082%)
191,821	4.443	10/01/35	201,369
(12M USD LIBOR + 1.733%)
475,947	3.741	03/01/36	499,217
(12M MTA + 1.950%)
191,975	4.015	04/01/36	198,618
(12M USD LIBOR + 1.952%)
821,671	4.200	04/01/36	866,106
(12M MTA + 2.322%)
463,269	4.415	06/01/36	485,647
(12M USD LIBOR + 1.906%)
695,372	4.656	06/01/36	726,786
(12M MTA + 2.361%)
967,213	4.432	07/01/36	1,015,226
(12M USD LIBOR + 1.935%)
182,826	4.810	11/01/36	192,633
(12M USD LIBOR + 1.771%)
708,498	4.211	07/01/37	743,019
(12M USD LIBOR + 1.820%)
38,311	4.179	12/01/46	40,506

			10,698,779

Adjustable Rate GNMA(b) – 0.4% (1 year CMT + 1.500%)
163,723	3.625	05/20/34	167,792
338,245	3.750	07/20/34	346,252
260,935	3.750	08/20/34	267,717
1,875,214	3.750	09/20/34	1,921,786
226,568	3.125	10/20/34	233,252

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(b) – (continued)
$375,002	3.125%	12/20/34	$ 386,601

			3,323,400

FHLMC – 14.5%
35,362	5.500	01/01/20	35,547
62,968	7.000	04/01/22	64,483
1,032	4.500	05/01/23	1,063
11,915	7.500	01/01/31	12,608
36,737	4.500	07/01/33	38,224
1,094,063	4.500	08/01/33	1,137,807
2,229,363	4.500	09/01/33	2,317,924
211,214	4.500	10/01/33	219,538
5,741	4.500	04/01/34	5,964
5,059	4.500	04/01/35	5,261
2,950	4.500	07/01/35	3,066
10,269	4.500	08/01/35	10,677
47,590	4.500	09/01/35	49,476
20,337	4.500	10/01/35	21,105
2,164	4.500	12/01/35	2,243
1,404	4.500	05/01/36	1,459
1,366	6.000	06/01/36	1,461
128,861	4.500	01/01/38	133,991
2,245	4.500	04/01/38	2,330
511	4.500	05/01/38	530
7,741	4.500	06/01/38	8,027
202,939	4.500	09/01/38	212,247
4,262	4.500	01/01/39	4,435
122,633	4.500	02/01/39	128,055
56,884	4.500	03/01/39	59,548
12,445	4.500	04/01/39	13,028
354,851	4.500	05/01/39	371,468
979,478	4.500	06/01/39	1,025,346
21,450	4.500	07/01/39	22,455
47,523	4.500	08/01/39	49,747
63,006	4.500	09/01/39	65,956
12,755	4.500	10/01/39	13,352
24,090	4.500	11/01/39	25,219
49,331	4.500	12/01/39	51,641
39,301	4.500	01/01/40	41,141
10,423	4.500	02/01/40	10,908
31,615	4.500	04/01/40	33,082
46,836	4.500	05/01/40	49,004
54,903	4.500	06/01/40	57,443
54,454	4.500	07/01/40	56,973
46,613	4.500	08/01/40	48,770
29,342	4.500	09/01/40	30,699
11,169	4.500	10/01/40	11,686
20,189	4.500	02/01/41	21,120
37,854	4.500	03/01/41	39,583
109,154	4.500	04/01/41	114,144
91,220	4.500	05/01/41	95,390
179,215	4.500	06/01/41	187,410
13,519	4.500	07/01/41	14,137
437,465	4.500	08/01/41	457,468
455,370	4.500	09/01/41	476,431
27,470	4.500	12/01/41	28,726
326,418	4.500	03/01/42	341,340
2,322,410	3.500	09/01/48	2,321,087
50,051,119	3.500	11/01/48	50,022,621
10,899,412	3.500	03/01/48	10,893,804
29,117,599	3.500	04/01/48	29,102,049
21,975,828	3.500	05/01/48	21,963,316

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$1,093,851	3.500%	08/01/48	$ 1,093,350
12,590,938	3.500	10/01/48	12,583,769

			136,210,732

FNMA – 17.2%
36	5.500	01/01/19	36
198	5.500	03/01/19	199
104	5.500	08/01/19	104
512	5.000	09/01/19	515
752	7.000	11/01/19	752
30,352,387	4.313	07/01/21	31,207,280
500,256	5.500	09/01/23	515,876
135,286	5.500	10/01/23	139,633
1,087,867	6.000	02/01/24	1,167,573
522,307	6.000	08/01/26	560,575
84,793	6.000	10/01/26	91,242
177,798	6.000	11/01/27	191,376
1,242,376	6.000	02/01/28	1,333,995
559,930	6.000	07/01/28	600,955
145,431	6.000	08/01/28	156,086
217,256	6.000	09/01/28	233,174
13,571	6.000	01/01/29	14,565
41,550	6.000	03/01/29	44,724
22,700	6.000	12/01/31	25,010
71,227	6.000	09/01/32	79,001
42,148	6.000	10/01/32	46,959
39,207	6.000	11/01/32	43,415
14,951	6.000	02/01/33	16,595
11,635	6.000	03/01/33	12,931
2,835	6.000	04/01/33	3,146
2,815	6.000	11/01/33	3,128
25,104,160	6.000	05/01/34	27,794,600
57,831	6.000	07/01/34	64,421
4,334	6.000	10/01/34	4,831
110,777	6.000	01/01/35	123,008
86,939	6.000	03/01/35	96,234
1,523,449	6.000	04/01/35	1,692,635
176,031	6.000	05/01/35	195,596
213,282	6.000	06/01/35	237,646
33,749	6.000	08/01/35	37,626
88,852	6.000	09/01/35	98,552
660,597	6.000	11/01/35	733,300
686,154	6.000	12/01/35	759,854
1,509,139	6.000	01/01/36	1,673,639
513,147	6.000	02/01/36	569,659
297,038	6.000	03/01/36	329,890
2,085,873	6.000	04/01/36	2,314,574
364,242	6.000	05/01/36	404,807
389,783	6.000	06/01/36	433,019
707,671	6.000	07/01/36	785,802
3,822,697	6.000	08/01/36	4,242,742
933,007	6.000	09/01/36	1,029,620
1,663,188	6.000	10/01/36	1,849,076
583,453	4.500	11/01/36	610,334
2,565,509	6.000	11/01/36	2,852,856
465,342	6.000	12/01/36	518,052
7,421	6.000	01/01/37	8,267
189,401	6.000	02/01/37	210,498
466,726	6.000	03/01/37	518,793
294,157	6.000	04/01/37	327,227
7,228,493	6.000	05/01/37	8,031,066
432,779	6.000	07/01/37	481,600
769,057	6.000	08/01/37	857,073

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$595,534	6.000%	09/01/37		$ 663,451
197,213	6.000	10/01/37		219,754
232,486	7.500	10/01/37		264,594
372,016	6.000	11/01/37		414,500
2,807,936	6.000	12/01/37		3,128,086
3,166,490	6.000	01/01/38		3,527,399
2,147,632	6.000	02/01/38		2,389,953
360,194	6.000	03/01/38		401,333
4,822	6.000	04/01/38		5,377
6,908,356	6.000	05/01/38		7,690,077
75,139	6.000	06/01/38		83,650
8,098,496	6.000	07/01/38		9,019,447
168,698	6.000	08/01/38		188,147
714,927	6.000	09/01/38		796,975
106,827	6.000	10/01/38		118,979
939,677	6.000	11/01/38		1,041,060
778,114	6.000	12/01/38		864,165
116,261	6.000	01/01/39		129,500
134,278	4.500	02/01/39		140,666
127,875	4.500	04/01/39		133,914
223,860	6.000	04/01/39		249,247
9,173	4.500	08/01/39		9,639
413,974	6.000	08/01/39		460,111
3,605,602	6.000	09/01/39		4,015,564
868,697	6.000	10/01/39		967,630
31,737	6.000	11/01/39		35,357
809,046	6.000	01/01/40		900,727
1,933	6.000	02/01/40		2,154
83,560	6.000	03/01/40		93,165
12,831	6.000	04/01/40		14,297
902,777	6.000	06/01/40		1,006,485
395,810	6.000	07/01/40		440,763
90,200	6.000	09/01/40		100,628
641,861	6.000	10/01/40		714,761
504,569	6.000	11/01/40		561,254
24,672	6.000	04/01/41		27,440
10,534	4.500	05/01/41		11,019
19,543,109	6.000	05/01/41		21,722,902
1,218,805	6.000	07/01/41		1,355,422
484,938	4.500	08/01/41		507,315
132,294	4.500	10/01/41		138,389
1,000,000	4.500	TBA-30yr	(d)	1,035,206

				161,966,244

GNMA – 25.2%
21,487	5.500	07/15/20		21,672
1,321	6.500	01/15/32		1,423
6,943	6.500	02/15/32		7,476
6,444	6.500	08/15/34		7,168
11,716	6.500	05/15/35		13,257
3,000	6.500	06/15/35		3,375
11,632	6.500	07/15/35		13,176
3,083	6.500	08/15/35		3,498
6,553	6.500	09/15/35		7,402
4,536	6.500	10/15/35		5,141
18,856	6.500	11/15/35		21,386
10,991	6.500	12/15/35		12,312
27,117	6.500	01/15/36		30,683
38,526	6.500	02/15/36		43,652
27,090	6.500	03/15/36		30,713
63,790	6.500	04/15/36		71,741
105,556	6.500	05/15/36		119,563

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$74,283	6.500%	06/15/36	$ 84,160
289,985	6.500	07/15/36	325,689
276,550	6.500	08/15/36	311,080
525,750	6.500	09/15/36	593,715
203,833	6.500	10/15/36	230,359
266,530	6.500	11/15/36	299,667
130,447	6.500	12/15/36	147,659
65,146	6.500	01/15/37	74,034
24,726	6.500	02/15/37	28,055
10,882	6.500	03/15/37	12,352
34,296	6.500	04/15/37	39,015
17,409	6.500	05/15/37	19,402
16,852	6.500	08/15/37	19,125
72,138	6.500	09/15/37	81,484
77,032	6.500	10/15/37	89,697
38,981	6.500	11/15/37	43,492
20,171	6.500	05/15/38	23,029
59,680	6.000	11/15/38	66,981
13,898	6.500	11/15/38	15,861
6,552	6.500	01/15/39	7,271
18,125	6.500	02/15/39	20,546
9,357,171	4.000	10/20/43	9,644,155
402,198	4.500	02/20/48	416,989
56,855,592	4.500	04/20/48	58,905,594
515,404	4.500	05/20/48	534,028
142,144,534	4.500	06/20/48	147,169,798
15,125,005	4.500	07/20/48	15,662,205
559,596	4.500	08/20/48	579,380
397,803	4.500	10/20/48	411,897

			236,270,357

TOTAL FEDERAL AGENCIES			$556,315,760

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $678,932,451)			$673,466,341

Agency Debentures – 7.2%
FHLB
$7,000,000	1.875%	03/13/20	$ 6,943,440
1,800,000	5.375	08/15/24	2,041,902
FNMA
5,200,000	6.250	05/15/29	6,644,664
16,080,000	7.125	01/15/30	22,063,368
Hashemite Kingdom of Jordan Government AID Bond(e)
19,300,000	2.503	10/30/20	19,282,823
NCUA Guaranteed Notes Series A4(e)
11,000,000	3.000	06/12/19	11,011,252

TOTAL AGENCY DEBENTURES (Cost $68,318,299)			$ 67,987,449

Principal Amount	Interest Rate		Maturity Date	Value

Asset-Backed Securities(b) – 0.1%
Student Loan – 0.1%
NCUA Guaranteed Notes Series 2010-A1, Class A (1M LIBOR + 0.350%)
$1,169,918	2.667%		12/07/20	$ 1,170,969

TOTAL ASSET-BACKED SECURITIES (Cost $1,169,918)				$ 1,170,969

U.S. Treasury Obligations – 19.4%
United States Treasury Bonds
$5,970,000	3.750	%(f)	11/15/43	$ 6,747,330
210,000	3.000	(f)	11/15/45	209,664
920,000	3.000	(f)	05/15/47	916,873
110,000	3.000	(f)	02/15/48	109,506
670,000	3.125		05/15/48	683,280
United States Treasury Inflation Indexed Note
10,043,678	0.750		07/15/28	9,841,121
United States Treasury Notes
101,560,000	2.375	(f)	04/30/20	101,306,687
26,300,000	1.875		02/28/22	25,827,220
7,100,000	2.625		12/31/23	7,137,877
5,470,000	2.125		11/30/24	5,340,256
4,700,000	2.875		08/15/28	4,774,850
United States Treasury Strip Coupon(g)
28,900,000	0.000		11/15/35	17,669,641
2,800,000	0.000		05/15/36	1,684,047

TOTAL U.S. TREASURY OBLIGATIONS (Cost $183,064,201)				$182,248,352

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $931,484,869)				$924,873,111

Short-term Investment(g) – 0.4%
Commercial Paper – 0.4%
VW Credit, Inc.
$3,400,000	0.000%		03/20/19	$ 3,376,818
(Cost $3,379,521)

TOTAL INVESTMENTS – 98.8% (Cost $934,864,390)				$928,249,929

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%				11,255,105

NET ASSETS – 100.0%				$939,505,034

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,249,954, which represents approximately 0.2% of the Fund’s net assets as of December 31, 2018. The liquidity determination is unaudited.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $1,035,206 which represents approximately 0.1% of the Fund’s net assets as of December 31, 2018.

(e)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $30,294,075, which represents approximately 3.2% of the Fund’s net assets as of December 31, 2018.

(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
USD	— U.S. Dollar

Investment Abbreviations:
CMT	— Constant Maturity Treasury Indexes
COF	— Cost of Funds
FDIC	— Federal Deposit Insurance Corp.
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
LIBOR	— London Interbank Offered Rate
MTA	— Monthly Treasury Average
NCUA	— National Credit Union Administration
REMIC	— Real Estate Mortgage Investment Conduit

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At December 31, 2018, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FHLMC	3.500%	TBA-30yr	01/14/19	$(128,000,000)	$(127,921,050)
GNMA	4.500	TBA-30yr	01/23/19	(216,000,000)	(223,400,052)

TOTAL (Proceeds Receivable: $(349,564,355))					$(351,321,102)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Eurodollars	150	12/14/20	$36,573,750	$64,133
Ultra Long U.S. Treasury Bonds	16	03/20/19	2,570,500	45,825
2 Year U.S. Treasury Notes	4,141	03/29/19	879,186,062	5,430,956

Total				$5,540,914

Short position contracts:
Eurodollars	(446)	03/18/19	(108,478,350)	182,747
Eurodollars	(512)	06/17/19	(124,563,200)	2,678
Eurodollars	(206)	09/16/19	(50,130,100)	124,798
Eurodollars	(944)	12/16/19	(229,746,000)	(692,598)
Eurodollars	(197)	03/16/20	(47,991,662)	398,470
Eurodollars	(334)	06/15/20	(81,416,675)	595,308
Eurodollars	(337)	09/14/20	(82,181,663)	52,033
Ultra 10 Year U.S. Treasury Notes	(232)	03/20/19	(30,178,125)	(959,630)
5 Year U.S. Treasury Notes	(512)	03/29/19	(58,720,000)	(970,585)
10 Year U.S. Treasury Notes	(210)	03/20/19	(25,623,281)	(399,672)
20 Year U.S. Treasury Bonds	(455)	03/20/19	(66,430,000)	(2,872,740)

Total				$(4,539,191)

TOTAL FUTURES CONTRACTS				$1,001,723

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 65.6%
Advertising – 0.2%
The Interpublic Group of Cos., Inc.
$1,150,000	3.500%		10/01/20	$ 1,150,989

Aerospace & Defense – 1.2%
Bombardier, Inc.(a)
900,000	7.750		03/15/20	912,375
Northrop Grumman Corp.
3,900,000	2.080		10/15/20	3,826,797
United Technologies Corp.(b)(c) (3M USD LIBOR + 0.650%)
2,400,000	3.279		08/16/21	2,388,000

				7,127,172

Agriculture(b) – 0.8%
BAT Capital Corp.
4,925,000	2.764		08/15/22	4,651,219

Airlines – 0.4%
Delta Air Lines, Inc.
2,575,000	3.400		04/19/21	2,559,231

Automotive – 1.5%
Daimler Finance North America LLC(a)
1,500,000	2.450		05/18/20	1,480,185
Ford Motor Credit Co. LLC
4,125,000	8.125		01/15/20	4,262,197
Volkswagen Group of America Finance LLC(a)(c) (3M USD LIBOR + 0.770%)
3,000,000	3.388		11/13/20	2,979,540

				8,721,922

Banks – 17.8%
Banco Bilbao Vizcaya Argentaria SA
1,025,000	3.000		10/20/20	1,012,013
Banco Santander SA
1,800,000	3.848		04/12/23	1,748,988
Bank of America Corp.
1,025,000	2.625		10/19/20	1,013,797
6,175,000	2.151	(b)	11/09/20	6,056,378
1,250,000	2.625		04/19/21	1,232,650
3,075,000	2.503	(b)	10/21/22	2,953,015
(3M USD LIBOR + 0.630%)
1,800,000	3.499	(b)(c)	05/17/22	1,799,730
Banque Federative du Credit Mutuel SA(a)
2,800,000	3.750		07/20/23	2,788,380
Barclays Bank PLC
1,100,000	5.140		10/14/20	1,111,022
1,600,000	2.650	(b)	01/11/21	1,568,960
Barclays PLC(b)(c) (3M USD LIBOR + 1.380%)
2,550,000	4.009		05/16/24	2,427,014
BNP Paribas SA(a)
1,650,000	3.500		03/01/23	1,601,820
BPCE SA(a)
2,425,000	3.000		05/22/22	2,348,855
Citibank NA(b)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
$875,000	3.050%		05/01/20	$ 873,171
925,000	2.125		10/20/20	906,491
Citigroup, Inc.
5,500,000	2.350		08/02/21	5,346,605
(3M USD LIBOR + 0.950%)
3,750,000	2.876	(b)(c)	07/24/23	3,625,125
Credit Suisse AG
155,000	5.400		01/14/20	157,137
Credit Suisse Group Funding Guernsey Ltd.
5,375,000	3.450		04/16/21	5,357,101
HSBC Holdings PLC
1,050,000	2.950		05/25/21	1,035,279
(3M USD LIBOR + 1.000%)
1,300,000	3.640	(b)(c)	05/18/24	1,264,419
ING Groep NV
1,525,000	4.100		10/02/23	1,524,588
JPMorgan Chase & Co.
1,250,000	2.295	(b)	08/15/21	1,217,425
6,000,000	3.200		01/25/23	5,913,536
(3M USD LIBOR + 0.730%)
7,125,000	3.559	(b)(c)	04/23/24	7,052,610
Lloyds Bank PLC
1,975,000	3.300		05/07/21	1,961,590
(3M USD LIBOR + 0.490%)
1,875,000	3.079	(c)	05/07/21	1,853,494
Morgan Stanley
3,250,000	2.500		04/21/21	3,184,252
7,550,000	2.625		11/17/21	7,363,741
Morgan Stanley, Inc.(b)(c) (3M USD LIBOR + 0.847%)
3,375,000	3.737		04/24/24	3,348,574
Royal Bank of Scotland Group PLC(b)(c) (3M USD LIBOR + 1.550%)
2,525,000	4.519		06/25/24	2,473,844
Santander UK PLC
4,150,000	2.125		11/03/20	4,039,942
Standard Chartered PLC(a)(b)(c) (3M USD LIBOR + 1.150%)
1,275,000	4.247		01/20/23	1,261,370
Sumitomo Mitsui Financial Group, Inc.
4,650,000	2.784		07/12/22	4,532,308
The Bank of New York Mellon Corp.
2,950,000	3.500		04/28/23	2,957,936
UBS AG(a)(b)
925,000	2.450		12/01/20	909,275
UBS Group Funding Switzerland AG(a)
3,450,000	3.000		04/15/21	3,412,809
Wells Fargo Bank NA(b)
3,100,000	3.550		08/14/23	3,087,538

				102,322,782

Beverages – 2.1%
Anheuser-Busch InBev Finance, Inc.(b)
1,905,000	2.650		02/01/21	1,872,596

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Beverages – (continued)
$2,625,000	3.300%		02/01/23	$ 2,554,361
Anheuser-Busch InBev Worldwide, Inc.(c) (3M USD LIBOR + 0.740%)
2,725,000	3.165		01/12/24	2,645,675
Constellation Brands, Inc.(b)
3,025,000	2.650		11/07/22	2,898,283
Diageo Capital PLC(b)
1,975,000	3.500		09/18/23	1,980,866

				11,951,781

Building Materials(b) – 0.3%
Fortune Brands Home & Security, Inc.
1,650,000	4.000		09/21/23	1,637,988

Chemicals – 2.9%
DowDuPont, Inc.
1,575,000	3.766		11/15/20	1,590,640
3,100,000	4.205	(b)	11/15/23	3,168,324
International Flavors & Fragrances, Inc.
1,375,000	3.400		09/25/20	1,375,866
Syngenta Finance NV(a)
2,470,000	3.698		04/24/20	2,471,087
3,055,000	3.933		04/23/21	3,006,853
1,920,000	4.441	(b)	04/24/23	1,846,752
The Sherwin-Williams Co.
2,275,000	2.250		05/15/20	2,239,442
700,000	2.750	(b)	06/01/22	676,557

				16,375,521

Computers(b) – 2.0%
Dell International LLC/EMC Corp.(a)
5,400,000	4.420		06/15/21	5,394,816
DXC Technology Co.(c) (3M USD LIBOR + 0.950%)
1,096,000	3.688		03/01/21	1,084,492
Hewlett Packard Enterprise Co.
1,475,000	3.500		10/05/21	1,477,714
(3M USD LIBOR + 0.720%)
3,525,000	3.059	(c)	10/05/21	3,472,336

				11,429,358

Diversified Financial Services – 2.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
250,000	4.500		05/15/21	250,465
1,500,000	4.125	(b)	07/03/23	1,461,675
AIG Global Funding(a)
1,100,000	3.350		06/25/21	1,096,612
(3M USD LIBOR + 0.460%)
825,000	3.282	(c)	06/25/21	817,451

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
American Express Co.(b)
$2,850,000	3.375%		05/17/21	$ 2,854,133
1,525,000	3.700		08/03/23	1,530,139
(3M USD LIBOR + 0.750%)
1,200,000	3.332	(c)	08/03/23	1,176,756
Capital One Financial Corp.(b)
3,325,000	3.450		04/30/21	3,317,485
(3M USD LIBOR + 0.720%)
1,475,000	3.240	(c)	01/30/23	1,434,438
International Lease Finance Corp.
2,125,000	8.625		01/15/22	2,364,275
Synchrony Financial(b)
600,000	3.000		08/15/19	595,650

				16,899,079

Electrical – 2.7%
Dominion Energy, Inc.
1,350,000	2.579		07/01/20	1,329,844
DTE Energy Co.(b)
3,575,000	3.300		06/15/22	3,540,108
Duke Energy Corp.(b)
950,000	1.800		09/01/21	909,929
Exelon Corp.(b)
750,000	2.450		04/15/21	728,648
ITC Holdings Corp.(b)
1,925,000	2.700		11/15/22	1,853,756
Pacific Gas & Electric Co.(a)(b)
1,550,000	4.250		08/01/23	1,425,984
Sempra Energy
1,700,000	2.400		02/01/20	1,677,475
1,100,000	2.400	(b)	03/15/20	1,086,855
(3M USD LIBOR + 0.500%)
1,350,000	2.936	(b)(c)	01/15/21	1,326,402
WEC Energy Group, Inc.
1,600,000	3.375		06/15/21	1,591,952

				15,470,953

Engineering & Construction(b) – 0.0%
Mexico City Airport Trust
200,000	5.500		10/31/46	175,500

Food & Drug Retailing – 1.8%
Conagra Brands, Inc.
61,000	4.950		08/15/20	61,886
925,000	3.800		10/22/21	925,120
(3M USD LIBOR + 0.750%)
950,000	3.219	(b)(c)	10/22/20	945,127
General Mills, Inc.
1,500,000	3.700	(b)	10/17/23	1,492,830
(3M USD LIBOR + 1.010%)
2,175,000	3.459	(c)	10/17/23	2,137,373

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Food & Drug Retailing – (continued)
Mondelez International Holdings Netherlands BV(a)(b)
$1,975,000	2.000%		10/28/21	$ 1,888,653
Smithfield Foods, Inc.(a)(b)
2,350,000	2.650		10/03/21	2,242,158
Tyson Foods, Inc.(b)
875,000	3.900		09/28/23	873,311

				10,566,458

Gas(b) – 0.2%
NiSource, Inc.
1,100,000	2.650		11/17/22	1,060,543

Healthcare Providers & Services – 2.2%
Acadia Healthcare Co., Inc.(b)
500,000	6.125		03/15/21	497,500
Becton Dickinson & Co.
959,000	2.675		12/15/19	949,688
4,375,000	2.894	(b)	06/06/22	4,236,356
(3M USD LIBOR + 0.875%)
1,525,000	3.678	(b)(c)	12/29/20	1,514,722
HCA, Inc.
1,600,000	5.875		03/15/22	1,644,000
Humana, Inc.
1,675,000	2.500		12/15/20	1,652,756
SSM Health Care Corp.(b)
2,335,000	3.688		06/01/23	2,356,282

				12,851,304

Household Products(b) – 0.2%
Spectrum Brands, Inc.
900,000	6.625		11/15/22	916,875

Internet(b) – 0.5%
Amazon.com, Inc.
2,975,000	2.400		02/22/23	2,878,848

Iron/Steel – 0.0%
ABJA Investment Co. Pte Ltd.
200,000	5.450		01/24/28	170,000

Lodging – 0.2%
MGM Resorts International
975,000	8.625		02/01/19	977,438

Media – 3.0%
Charter Communications Operating LLC/Charter Communications Operating Capital(b)
4,300,000	4.464		07/23/22	4,341,323
725,000	4.500		02/01/24	723,137
(3M USD LIBOR + 1.650%)
1,275,000	4.191	(c)	02/01/24	1,242,029
Comcast Corp.
2,225,000	3.450		10/01/21	2,247,828
(3M USD LIBOR + 0.330%)
3,350,000	2.738	(c)	10/01/20	3,334,590

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – (continued)
(3M USD LIBOR + 0.440%)
	$2,250,000	2.848	%(c)	10/01/21	$ 2,228,062
CSC Holdings LLC
	1,150,000	6.750		11/15/21	1,184,500
DISH DBS Corp.
	900,000	6.750		06/01/21	888,750
Time Warner Cable LLC
	775,000	5.000		02/01/20	786,346

					16,976,565

Mining(a) – 0.2%
Glencore Funding LLC(b)
	625,000	3.000		10/27/22	599,013
Indonesia Asahan Aluminium Persero PT
	780,000	5.230		11/15/21	791,700

					1,390,713

Miscellaneous Manufacturing – 0.2%
General Electric Co.
	566,000	6.000		08/07/19	572,073
(3M USD LIBOR + 0.800%)
	523,000	3.236	(c)	04/15/20	514,303

					1,086,376

Oil Field Services – 2.1%
BP Capital Markets PLC
	3,250,000	2.500		11/06/22	3,144,928
Continental Resources, Inc.(b)
	2,000,000	3.800		06/01/24	1,887,960
Devon Energy Corp.(b)
	1,400,000	4.000		07/15/21	1,403,164
Marathon Oil Corp.(b)
	3,274,000	2.700		06/01/20	3,220,077
Newfield Exploration Co.
	800,000	5.625		07/01/24	812,000
Oasis Petroleum, Inc.(b)
	900,000	6.875		03/15/22	855,000
Petroleos Mexicanos
EUR	170,000	5.125		03/15/23	200,864
Range Resources Corp.(b)
	$500,000	5.750		06/01/21	475,000
Reliance Industries Ltd.(a)
	300,000	3.667		11/30/27	273,704

					12,272,697

Pharmaceuticals – 6.8%
AbbVie, Inc.
	3,875,000	3.375		11/14/21	3,873,140
Allergan Funding SCS(b)
	1,550,000	3.450		03/15/22	1,525,588
Bayer US Finance II LLC(a)(b)(c) (3M USD LIBOR + 1.010%)
	4,150,000	3.798		12/15/23	3,971,218
Cardinal Health, Inc.
	905,000	4.625		12/15/20	927,019
Cigna Corp.(a)
	3,050,000	3.400		09/17/21	3,043,900

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
$1,625,000	3.750	%(b)	07/15/23	$ 1,620,791
(3M USD LIBOR + 0.650%)
3,150,000	3.438	(b)(c)	09/17/21	3,111,097
CVS Health Corp.
2,775,000	3.350		03/09/21	2,765,371
3,348,000	2.125	(b)	06/01/21	3,238,453
6,075,000	3.700	(b)	03/09/23	6,014,432
(3M USD LIBOR + 0.720%)
425,000	3.487	(c)	03/09/21	421,196
Elanco Animal Health, Inc.(a)
1,375,000	3.912		08/27/21	1,382,275
500,000	4.272	(b)	08/28/23	500,901
McKesson Corp.
1,600,000	3.650		11/30/20	1,606,640
675,000	2.700	(b)	12/15/22	653,576
Teva Pharmaceutical Finance Netherlands III BV
4,575,000	2.200		07/21/21	4,191,226

				38,846,823

Pipelines – 5.7%
Enbridge Energy Partners LP
2,114,000	5.200		03/15/20	2,155,794
Enbridge, Inc.(b)
1,325,000	2.900		07/15/22	1,281,421
Energy Transfer Operating LP(b)
5,000,000	3.600		02/01/23	4,844,900
Enterprise Products Operating LLC
1,550,000	5.200		09/01/20	1,595,709
EQM Midstream Partners LP(b)
3,981,000	4.750		07/15/23	3,962,090
Kinder Morgan Energy Partners LP
1,250,000	6.850		02/15/20	1,294,800
MPLX LP(b)
3,250,000	3.375		03/15/23	3,153,670
NGPL PipeCo LLC(a)(b)
215,000	4.375		08/15/22	210,163
410,000	4.875		08/15/27	388,987
ONEOK Partners LP(b)
3,250,000	3.375		10/01/22	3,182,627
Plains All American Pipeline LP/PAA Finance Corp.
1,690,000	5.750		01/15/20	1,723,800
990,000	3.650	(b)	06/01/22	969,893
Sabine Pass Liquefaction LLC(b)
3,185,000	5.625		02/01/21	3,279,754
225,000	5.625		04/15/23	235,314
Texas Eastern Transmission LP(a)(b)
1,225,000	4.125		12/01/20	1,231,848

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
The Williams Cos., Inc.
$1,300,000	5.250%		03/15/20	$ 1,325,714
2,025,000	3.600	(b)	03/15/22	1,987,963

				32,824,447

Real Estate(b) – 0.0%
China Evergrande Group
250,000	8.750		06/28/25	210,313

Real Estate Investment Trust(b) – 1.0%
Equinix, Inc.
450,000	5.375		01/01/22	453,375
GLP Capital LP/GLP Financing II, Inc.
450,000	4.875		11/01/20	452,250
Public Storage
850,000	2.370		09/15/22	821,032
SBA Communications Corp.
900,000	4.875		07/15/22	883,125
Senior Housing Properties Trust
750,000	3.250		05/01/19	746,287
SL Green Operating Partnership LP
2,575,000	3.250		10/15/22	2,488,068

				5,844,137

Retailing(b) – 0.8%
Alimentation Couche-Tard, Inc.(a)
425,000	2.700		07/26/22	410,826
Dollar Tree, Inc.(c)(3M USD LIBOR + 0.700%)
3,075,000	3.149		04/17/20	3,051,846
New Red Finance, Inc.(a)
1,000,000	4.625		01/15/22	965,000

				4,427,672

Semiconductors – 1.4%
Broadcom Corp./Broadcom Cayman Finance Ltd.
950,000	2.200		01/15/21	928,445
4,424,000	3.000	(b)	01/15/22	4,253,057
Microchip Technology, Inc.(a)
1,125,000	3.922		06/01/21	1,108,269
NXP BV/NXP Funding LLC(a)
1,250,000	4.125		06/01/21	1,237,187
NXP BV/NXP Funding LLC(a)
325,000	4.125		06/15/20	323,375

				7,850,333

Software – 0.4%
Fiserv, Inc.
1,225,000	4.750		06/15/21	1,261,309
750,000	3.800	(b)	10/01/23	754,980

				2,016,289

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Telecommunication Services – 3.9%
America Movil SAB de CV
MXN	2,760,000	6.000%		06/09/19	$ 138,159
AT&T, Inc.
	$425,000	2.450	(b)	06/30/20	419,964
	1,600,000	2.800	(b)	02/17/21	1,579,888
	2,925,000	5.000		03/01/21	3,024,830
	900,000	3.000		02/15/22	884,313
CenturyLink, Inc.
	1,100,000	6.450		06/15/21	1,097,250
CommScope, Inc.(a)(b)
	817,000	5.000		06/15/21	805,766
Sprint Corp.
	1,000,000	7.250		09/15/21	1,023,750
Verizon Communications, Inc.
	5,000,000	2.450	(b)	11/01/22	4,843,300
	6,700,000	5.150		09/15/23	7,135,701
Wind Tre SpA(a)(b)(c) (3M EURIBOR + 2.750%)
EUR	1,250,000	2.750		01/20/24	1,278,127

					22,231,048

Trucking & Leasing(a) – 0.2%
Park Aerospace Holdings Ltd.
	$900,000	5.250		08/15/22	873,000

TOTAL CORPORATE OBLIGATIONS (Cost $382,832,372)					$376,745,374

Mortgage-Backed Obligations – 11.0%
Collateralized Mortgage Obligations – 3.7%
Interest Only(d) – 0.6%
FHLMC REMIC Series 3852, Class SW(c) (-1x1M LIBOR + 6.000%)
	$1,000,716	3.694%		05/15/41	$ 141,048
FHLMC REMIC Series 4314, Class SE(c) (-1x1M LIBOR + 6.050%)
	715,811	3.744		03/15/44	110,431
FHLMC REMIC Series 4320, Class SD(c) (-1x1M LIBOR + 6.100%)
	175,632	3.794		07/15/39	24,138
FHLMC REMIC Series 4583, Class ST(c) (-1x1M LIBOR + 6.000%)
	800,267	3.694		05/15/46	127,852
FHLMC STRIPS Series 304, Class C45
	288,656	3.000		12/15/27	23,224
FNMA REMIC Series 2010-135, Class AS(c) (-1x1M LIBOR + 5.950%)
	277,992	3.635		12/25/40	36,757
FNMA REMIC Series 2013-121, Class SA(c) (-1x1M LIBOR + 6.100%)
	2,065,595	3.785		12/25/43	284,005
FNMA REMIC Series 2016-1, Class SJ(c) (-1x1M LIBOR + 6.150%)
	1,228,794	3.835		02/25/46	201,950
GNMA REMIC Series 2010-20, Class SE(c) (-1x1M LIBOR + 6.250%)
	128,862	3.949		02/20/40	19,996
GNMA REMIC Series 2011-61, Class CS(c) (-1x1M LIBOR + 6.680%)
	7,775	4.379		12/20/35	46
GNMA REMIC Series 2013-124, Class CS(c) (-1x1M LIBOR + 6.050%)
	732,124	3.749		08/20/43	115,791

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(d) – (continued)
GNMA REMIC Series 2013-134, Class DS(c) (-1x1M LIBOR + 6.100%)
	$83,334	3.799%	09/20/43	$ 12,272
GNMA REMIC Series 2013-152, Class TS(c) (-1x1M LIBOR + 6.100%)
	284,999	3.799	06/20/43	41,540
GNMA REMIC Series 2014-117, Class SJ(c) (-1x1M LIBOR + 5.600%)
	2,114,892	3.299	08/20/44	273,115
GNMA REMIC Series 2014-132, Class SL(c) (-1x1M LIBOR + 6.100%)
	765,393	3.799	10/20/43	92,047
GNMA REMIC Series 2014-133, Class BS(c) (-1x1M LIBOR + 5.600%)
	663,216	3.299	09/20/44	82,684
GNMA REMIC Series 2014-158, Class SA(c) (-1x1M LIBOR + 5.600%)
	987,927	3.290	10/16/44	132,241
GNMA REMIC Series 2014-162, Class SA(c) (-1x1M LIBOR + 5.600%)
	290,318	3.299	11/20/44	36,043
GNMA REMIC Series 2014-188, Class IB
	12,054	4.000	12/20/44	1,786
GNMA REMIC Series 2015-110, Class MS(c) (-1x1M LIBOR + 5.710%)
	6,645,303	3.409	08/20/45	800,303
GNMA REMIC Series 2015-111, Class IM
	539,879	4.000	08/20/45	88,869
GNMA REMIC Series 2015-123, Class SP(c) (-1x1M LIBOR + 6.250%)
	473,301	3.949	09/20/45	70,641
GNMA REMIC Series 2015-57, Class AS(c) (-1x1M LIBOR + 5.600%)
	1,183,649	3.299	04/20/45	148,815
GNMA REMIC Series 2015-95, Class GI
	537,801	4.500	07/16/45	117,269
GNMA REMIC Series 2016-109, Class IH
	2,248,534	4.000	10/20/45	371,044
GNMA REMIC Series 2016-27, Class IA
	455,551	4.000	06/20/45	66,414

				3,420,321

Regular Floater(c) – 0.0%
FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
	20,450	2.665	04/25/37	20,459

Sequential Fixed Rate – 2.3%
FHLMC REMIC Series 4619, Class NA
	2,174,978	3.000	03/15/44	2,170,597
FHLMC REMIC Series 4630, Class MC
	1,323,227	4.000	08/15/54	1,367,322
FHLMC REMIC Series 4649, Class ML
	9,506,776	4.000	11/15/54	9,822,292
FNMA REMIC Series 2012-111, Class B
	26,399	7.000	10/25/42	29,925
FNMA REMIC Series 2012-153, Class B
	89,435	7.000	07/25/42	101,827

				13,491,963

Sequential Floating Rate(a)(c) – 0.8%
Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(e) (3M EURIBOR + 2.750%)
EUR	592,972	2.750	04/20/20	678,378
Holmes Master Issuer PLC Series 2018-1A, Class A2 (3M USD LIBOR + 0.360%)
	$2,600,000	2.699	10/15/54	2,589,680
New Residential Mortgage Loan Trust Series 2015-1A, Class A1
	318,016	3.750	05/28/52	319,274

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(a)(c) – (continued)
Station Place Securitization Trust Series 2015-2, Class A (1M USD LIBOR + 0.550%)
$850,000	2.857%	07/15/19	$ 850,000

			4,437,332

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$ 21,370,075

Commercial Mortgage-Backed Securities – 0.6%
Sequential Fixed Rate – 0.0%
FHLMC Multifamily Structured Pass-Through Certificates Series K710, Class A2
91,681	1.883	05/25/19	91,353
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
159,500	2.779	09/25/22	159,027

			250,380

Sequential Floating Rate(a)(c) – 0.6%
Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A (1M LIBOR + 0.830%)
2,100,000	3.285	06/15/35	2,063,513
Bancorp Commercial Mortgage Trust Series 2018-CRE4, Class A (1M LIBOR + 0.900%)
1,264,818	3.355	09/15/35	1,264,816

			3,328,329

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$ 3,578,709

Federal Agencies – 6.7%
FHLMC – 0.5%
$2,000,000	3.500%	09/01/48	1,998,861
1,055,990	3.500	11/01/48	1,055,389

			3,054,250

FNMA – 4.5%
3,780	6.000	11/01/23	4,057
1,297,078	6.000	02/01/24	1,392,111
975,018	6.000	01/01/28	1,046,942
680,072	6.000	08/01/28	729,899
16,315	6.000	01/01/29	17,514
39,402	6.000	01/01/32	43,727
8,092	6.000	11/01/32	8,968
523,500	6.000	12/01/32	569,982
4,303,503	6.000	05/01/34	4,764,714
7,466	6.000	11/01/34	8,302
41,827	6.000	06/01/35	46,524
374,447	6.000	10/01/35	415,924
1,777,322	6.000	11/01/35	1,970,627
95,918	6.000	12/01/35	106,547
1,788	6.000	01/01/36	1,978
6,676	6.000	02/01/36	7,416
2,431	6.000	03/01/36	2,698
1,004,070	6.000	05/01/36	1,114,116
60,532	6.000	06/01/36	67,268
713,173	6.000	07/01/36	791,222

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$73,878	6.000%	08/01/36	$ 82,045
1,096,864	6.000	09/01/36	1,218,898
2,146,420	6.000	10/01/36	2,385,969
46,602	6.000	11/01/36	51,843
423,048	6.000	02/01/37	471,210
10,812	6.000	03/01/37	12,045
43,030	6.000	05/01/37	47,808
412,150	6.000	11/01/37	459,059
60,036	6.000	12/01/37	66,929
160,396	6.000	03/01/38	178,182
173,415	6.000	05/01/38	193,074
7,530	6.000	07/01/38	8,386
3,760	6.000	09/01/38	4,193
174,554	6.000	10/01/38	194,342
700,015	6.000	11/01/38	781,056
557,346	6.000	01/01/39	620,418
116,417	6.000	09/01/39	129,660
13,268	6.000	06/01/40	14,772
895,617	6.000	10/01/40	997,585
4,028,461	6.000	05/01/41	4,476,514
42,858	6.000	06/01/41	47,663

			25,552,187

GNMA – 1.7%
2,388,096	4.000	10/20/43	2,461,339
7,000,004	4.500	06/20/48	7,247,476

			9,708,815

TOTAL FEDERAL AGENCIES			$ 38,315,252

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $64,012,808)			$ 63,264,036

Asset-Backed Securities – 15.1%
Automotive(a) – 0.1%
Ford Credit Auto Owner Trust Series 2016-2, Class A
$450,000	2.030%	12/15/27	$ 439,062

Collateralized Loan Obligations(a)(c) – 7.8%
AIMCO CLO Series 2017-AA, Class A (3M USD LIBOR + 1.260%)
3,150,000	3.608	07/20/29	3,126,700
Bowman Park CLO Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 1.180%)
1,650,000	3.490	11/23/25	1,645,479
BSPRT Issuer Ltd. Series 2018 FL4, Class A (1M USD LIBOR + 1.050%)
4,400,000	3.357	09/15/35	4,335,706
Cedar Funding II CLO Ltd. Series 2013-1A, Class A1R (3M USD LIBOR + 1.230%)
3,100,000	3.557	06/09/30	3,088,555
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
2,545,280	3.589	07/15/26	2,542,926
KREF Ltd. Series 2018-FL1, Class A (1M USD LIBOR + 1.100)
2,400,000	3.437	06/15/36	2,399,957
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
4,200,000	3.089	04/15/29	4,096,054
OCP CLO Ltd. Series 2015-8A, Class A1R (3M USD LIBOR + 0.850%)
3,250,000	3.186	04/17/27	3,231,735
Orec Ltd. Series 2018-CRE1, Class A (1M USD LIBOR + 1.180%)
1,500,000	3.487	06/15/36	1,479,325

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(a)(c) – (continued)
Parallel Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.850%)
$1,250,000	3.198%	07/20/27	$ 1,236,076
Parallel Ltd. Series 2017-1A, Class A1 (3M USD LIBOR + 1.310%)
2,700,000	3.658	07/20/29	2,677,992
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A (1M USD LIBOR + 0.850%)
849,988	3.165	06/25/35	844,228
Recette CLO Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.920%)
4,550,000	3.268	10/20/27	4,496,569
TICP CLO VI Ltd. Series 2016-6A, Class A (3M USD LIBOR + 1.550%)
2,600,000	3.889	01/15/29	2,600,039
TPG Real Estate Finance Issuer Ltd. Series 2018-FL2, Class A (1M USD LIBOR + 1.130%)
2,750,000	3.373	11/15/37	2,719,917
Whitehorse Ltd. Series 2014-9A, Class AR (3M USD LIBOR + 1.160%)
3,210,402	3.496	07/17/26	3,196,754
WhiteHorse VIII Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 0.900%)
902,441	3.243	05/01/26	895,804

			44,613,816

Credit Card(a) – 0.2%
Golden Credit Card Trust Series 2017-2A, Class A
1,050,000	1.980	04/15/22	1,036,281

Student Loan(c) – 7.0%
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A (1M USD LIBOR + 0.800%)
555,209	3.115	02/25/41	554,619
ECMC Group Student Loan Trust Series 2016-1A, Class A(a) (1M USD LIBOR + 1.350%)
1,611,744	3.665	07/26/66	1,642,321
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(a) (1M USD LIBOR + 0.800%)
4,200,000	3.115	04/26/32	4,218,512
Educational Funding of the South, Inc. Series 2012-1, Class A (1M USD LIBOR + 1.050%)
2,423,908	3.365	03/25/36	2,444,696
Educational Services of America, Inc. Series 2012-1, Class A1(a) (1M USD LIBOR + 1.150%)
46,698	3.465	09/25/40	47,394
Educational Services of America, Inc. Series 2014-1, Class A(a) (1M USD LIBOR + 0.700%)
771,182	3.015	02/25/39	771,181
Educational Services of America, Inc. Series 2015-2, Class A(a) (1M USD LIBOR + 1.000%)
704,919	3.315	12/25/56	710,151
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(a) (1M USD LIBOR + 1.350%)
2,700,000	3.665	03/25/36	2,770,228
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(a) (1M USD LIBOR + 1.000%)
16,955	3.315	02/25/25	16,962
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(a) (1M USD LIBOR + 1.000%)
1,700,000	3.315	04/25/33	1,707,866
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,887,305	3.235	07/25/45	1,902,592

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1 (1M USD LIBOR + 0.750%)
$1,953,455	3.049%	12/01/31	$ 1,956,503
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2 (1M USD LIBOR + 1.000%)
1,839,274	3.301	05/20/30	1,854,396
Navient Student Loan Trust Series 2016-5A, Class A(a) (1M USD LIBOR + 1.250%)
3,312,129	3.565	06/25/65	3,336,924
Navient Student Loan Trust Series 2016-7A, Class A(a) (1M USD LIBOR + 1.150%)
1,656,133	3.465	03/25/66	1,661,853
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
907,012	3.235	07/25/41	905,105
Northstar Education Finance, Inc. Series 2012-1, Class A(a) (1M USD LIBOR + 0.700%)
92,254	3.015	12/26/31	92,207
Pennsylvania Higher Education Assistance Agency Series 12-1A, Class A1(a) (1M USD LIBOR + 0.550%)
49,240	2.865	05/25/57	49,292
PHEAA Student Loan Trust Series 2016-1A, Class A(a) (1M USD LIBOR + 1.150%)
1,651,759	3.465	09/25/65	1,671,286
SLC Student Loan Center Series 2011-1, Class A(a) (1M USD LIBOR + 1.220%)
5,180,513	3.535	10/25/27	5,210,996
SLC Student Loan Trust Series 2005-3, Class A3 (3M USD LIBOR + 0.120%)
1,110,299	2.454	06/15/29	1,106,667
SLM Student Loan Trust Series 2004-8A, Class A5(a) (3M USD LIBOR + 0.500%)
322,073	2.835	04/25/24	322,480
SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
1,273,632	2.475	10/25/28	1,264,285
SLM Student Loan Trust Series 2007-7, Class A4 (3M USD LIBOR + 0.330%)
895,246	2.665	01/25/22	879,101
SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
331,615	3.985	07/25/22	335,693
SLM Student Loan Trust Series 2012-3, Class A (1M USD LIBOR + 0.650%)
1,079,179	2.965	12/27/38	1,077,825
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
628,070	3.187	10/01/24	630,791
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
1,200,000	3.193	05/01/35	1,201,080
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
47,329	2.465	01/26/26	47,316

			40,390,322

TOTAL ASSET-BACKED SECURITIES (Cost $86,383,406)			$ 86,479,481

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – 0.9%
Sovereign – 0.9%
Dominican Republic
	$1,210,000	7.500%		05/06/21	$ 1,244,787
Republic of Argentina
EUR	440,000	3.375		01/15/23	399,523
	320,000	5.250		01/15/28	263,064
	40,000	2.260	(f)	12/31/38	25,321
	$70,000	2.500	(f)	12/31/38	38,588
EUR	100,000	6.250		11/09/47	82,780
	$800,000	6.875		01/11/48	555,000
Republic of Ecuador
	200,000	9.625	(a)	06/02/27	180,950
	390,000	9.625		06/02/27	352,852
	350,000	7.875	(a)	01/23/28	283,938
Republic of Indonesia
	200,000	5.875		01/15/24	212,250
EUR	250,000	2.150	(a)	07/18/24	288,944
Republic of South Africa
ZAR	1,590,000	8.000		01/31/30	99,947
	4,500,000	7.000		02/28/31	256,981
	6,879,000	8.250		03/31/32	429,513
	1,570,000	8.875		02/28/35	101,171
	2,330,000	6.250		03/31/36	115,349
	45,000	9.000		01/31/40	2,875
	900,000	6.500		02/28/41	43,611
	1,450,000	8.750		01/31/44	89,715
Republic of Sri Lanka
	$200,000	6.850		11/03/25	185,750
United Mexican States
MXN	323,500	6.500		06/10/21	15,731

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
$1,289,300	8.000%	12/07/23	$ 64,111
46,900	8.000	11/07/47	2,160

TOTAL FOREIGN DEBT OBLIGATIONS (Cost $5,848,264)			$ 5,334,911

Municipal Debt Obligations – 3.1%
Connecticut – 0.5%
Connecticut State GO Bonds Series A
$3,000,000	3.130%	01/15/24	$ 2,937,840

Florida(b) – 2.2%
Florida State Board of Administration Finance Corp. Series 2016, Class A
12,625,000	2.638	07/01/21	12,573,490

New Hampshire(b)(c) – 0.3%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.000%)
1,800,000	3.190	10/25/37	1,801,145

Utah(b)(c) – 0.1%
Utah State Board of Regents Student Loan RB (Taxable) Series 2011, Class A2 (3M USD LIBOR + 0.000%)
457,329	3.193	05/01/29	458,605

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $17,833,261)			$ 17,771,080

U.S. Treasury Obligation(g) – 0.4%
United States Treasury Inflation Indexed Note
$2,316,997	0.750%	07/15/28	$ 2,270,269
(Cost $2,242,726)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $559,152,837)			$551,865,151

Short-term Investment(h) – 0.5%
Certificate of Deposit – 0.5%
General Electric Co.
$3,000,000	0.000%	03/01/19	$ 2,984,150
(Cost $2,984,414)

TOTAL INVESTMENTS – 96.6% (Cost $562,137,251)			$554,849,301

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.4%			19,501,904

NET ASSETS – 100.0%			$574,351,205

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $140,850,427, which represents approximately 24.5% of the Fund’s net assets as of December 31, 2018. The liquidity determination is unaudited.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on December 31, 2018.

(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CNH	— Chinese Yuan Renminbi Offshore
COP	— Colombian Peso
CZK	— Czech Koruna
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PHP	— Philippine Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
AUDOR	— Australian Dollar Offered Rate
CDOR	— Canadian Dollar Offered Rate
CHFOR	— Swiss Franc Offered Rate
CLO	— Collateralized Loan Obligation
EURO	— Euro Offered Rate
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation

JIBAR	— Johannesburg Interbank Agreed Rate
JYOR	— Japanese Yen Offered Rate
KWCDC	— South Korean Won Certificate of Deposit
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
NIBOR	— Norwegian Interbank Offered Rate
NZDOR	— New Zealand Dollar Offered Rate
PLC	— Public Limited Company
RB	— Revenue Bond
REMIC	— Real Estate Mortgage Investment Conduit
STIBOR	— Stockholm Interbank Offered Rate
STRIPS	— Separate Trading of Registered Interest and Principal of Securities
TIIE	— La Tasa de Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	ARS	42,554,685	USD	1,088,061	01/14/19	$18,597
	BRL	1,345,864	USD	344,810	01/03/19	2,344
	BRL	5,884,579	USD	1,506,652	02/04/19	8,360
	CAD	185,762	AUD	191,193	03/20/19	1,471
	CHF	3,434,389	EUR	3,050,551	03/20/19	1,899
	CNH	9,004,684	USD	1,302,031	03/20/19	8,745
	CZK	53,707,254	EUR	2,063,202	03/20/19	16,636
	EUR	595,118	CAD	919,022	03/20/19	12,069
	EUR	795,882	NOK	7,789,762	03/20/19	13,973
	EUR	293,127	SEK	2,973,696	03/20/19	438
	EUR	2,233,939	USD	2,556,993	02/08/19	10,977
	EUR	6,582,092	USD	7,556,693	03/20/19	36,131
	GBP	395,927	EUR	435,431	03/20/19	4,333
	GBP	806,182	USD	1,029,769	03/20/19	1,820
	HUF	98,795,838	EUR	306,143	03/20/19	1,416
	HUF	115,980,658	USD	410,667	03/20/19	5,578
	IDR	43,873,181,598	USD	2,963,683	01/14/19	76,585
	INR	14,495,543	USD	205,830	01/07/19	2,575
	INR	250,220,012	USD	3,534,703	01/15/19	59,412
	JPY	110,192,600	EUR	868,000	03/20/19	10,685
	JPY	309,000,844	USD	2,756,337	03/20/19	81,427
	KRW	639,437,206	USD	571,633	01/28/19	2,981
	MXN	30,204,855	USD	1,491,444	03/20/19	26,334
	MYR	3,314,923	USD	793,607	01/07/19	8,456
	MYR	1,441,205	USD	345,167	01/10/19	3,597
	NOK	15,758,804	EUR	1,581,811	03/20/19	4,346
	NOK	2,900,908	USD	331,943	03/20/19	4,753
	PHP	37,321,251	USD	703,769	01/04/19	6,385
	PLN	3,344,717	EUR	773,524	03/20/19	3,154
	PLN	1,301,599	USD	345,036	03/20/19	3,432
	SEK	22,231,162	EUR	2,164,593	03/20/19	27,652
	SGD	584,571	USD	428,210	03/20/19	1,487
	TRY	1,358,210	USD	238,806	03/20/19	7,134
	TWD	31,812,465	USD	1,040,099	01/07/19	970
	USD	2,445,593	AUD	3,341,964	03/20/19	88,452
	USD	2,283,388	BRL	8,838,942	01/03/19	3,454
	USD	535,163	BRL	2,071,598	02/04/19	1,820
	USD	5,659,387	CAD	7,513,427	03/20/19	145,580
	USD	348,857	CNH	2,391,691	03/20/19	708
	USD	243,079	COP	784,587,508	01/28/19	1,846
	USD	6,835,912	EUR	5,936,116	02/08/19	12,195
	USD	336,770	EUR	291,843	03/20/19	113
	USD	348,014	IDR	5,017,137,488	01/14/19	342
	USD	347,102	KRW	385,914,612	01/28/19	309
	USD	4,485,346	NZD	6,583,995	03/20/19	59,893
	USD	1,012,615	RUB	67,584,365	02/21/19	49,490
	USD	889,137	TWD	27,145,358	01/07/19	800
	USD	133,077	ZAR	1,913,576	03/20/19	1,353

TOTAL						$842,507

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	AUD	962,876	EUR	608,045	03/20/19	$(22,283)
	AUD	186,607	JPY	14,552,437	03/20/19	(2,028)
	AUD	480,200	NZD	505,144	03/20/19	(842)
	AUD	5,437,055	USD	3,978,380	03/20/19	(143,537)
	BRL	13,676,115	USD	3,533,123	01/03/19	(5,482)
	CAD	2,784,712	EUR	1,838,179	03/20/19	(76,853)
	CAD	185,471	JPY	15,466,612	03/20/19	(5,931)
	CAD	5,059,449	USD	3,790,428	03/20/19	(77,499)
	COP	2,911,162,181	USD	914,845	01/28/19	(19,764)
	EUR	911,571	CHF	1,031,668	03/20/19	(6,102)
	EUR	292,167	CZK	7,569,503	03/20/19	(754)
	EUR	304,165	GBP	275,084	03/20/19	(1,126)
	EUR	292,167	HUF	94,048,204	03/20/19	(500)
	EUR	308,064	PLN	1,331,546	03/20/19	(1,116)
	EUR	620,336	RON	2,914,649	03/20/19	(805)
	GBP	273,727	EUR	306,268	03/20/19	(3,037)
	GBP	1,517,085	USD	1,944,296	03/20/19	(3,035)
	KRW	228,110,543	USD	205,830	01/28/19	(844)
	NOK	39,195,625	EUR	4,013,128	03/20/19	(80,110)
	NOK	1,172,687	USD	138,506	03/20/19	(2,397)
	NZD	496,244	EUR	291,953	03/20/19	(3,233)
	NZD	2,555,254	USD	1,756,154	03/20/19	(38,632)
	PHP	96,096,506	USD	1,831,107	01/04/19	(2,563)
	PLN	1,318,011	EUR	306,059	03/20/19	(194)
	RUB	98,246,974	USD	1,462,254	02/21/19	(62,166)
	SGD	307,926	USD	226,453	03/20/19	(108)
	TRY	2,614,957	USD	476,116	03/20/19	(2,608)
	TWD	27,145,358	USD	890,304	01/18/19	(957)
	USD	1,584,924	BRL	6,183,037	01/03/19	(9,940)
	USD	4,922,347	CNH	34,275,681	03/20/19	(67,021)
	USD	5,060,628	EUR	4,417,414	03/20/19	(35,115)
	USD	683,354	GBP	538,232	03/20/19	(5,368)
	USD	1,633,703	IDR	23,747,201,712	01/14/19	(11,900)
	USD	207,109	INR	14,495,543	01/07/19	(1,295)
	USD	3,792,109	INR	276,032,202	01/15/19	(172,769)
	USD	10,222	JPY	1,144,695	01/15/19	(235)
	USD	3,395,747	JPY	378,988,608	03/20/19	(84,759)
	USD	1,127,549	KRW	1,266,992,837	01/28/19	(11,002)
	USD	1,341,088	MXN	27,001,525	03/20/19	(15,723)
	USD	2,524,134	PHP	133,417,756	01/04/19	(14,566)
	USD	1,826,235	PHP	96,096,506	02/04/19	(2,792)
	USD	482,347	SEK	4,264,331	03/20/19	(1,922)
	USD	151,553	SGD	207,749	03/20/19	(1,155)
	USD	400,847	TRY	2,215,439	03/20/19	(317)
	USD	151,766	TWD	4,667,107	01/07/19	(966)
	USD	281,603	TWD	8,646,621	01/18/19	(1,681)
	USD	1,478,968	ZAR	21,374,932	01/15/19	(3,977)
	ZAR	3,907,275	USD	277,201	03/20/19	(8,240)

TOTAL						$(1,015,249)

FORWARD SALES CONTRACTS — At December 31, 2018, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FHLMC	3.500%	TBA-30yr	01/14/19	$(3,000,000)	$(2,998,150)
GNMA	4.500	TBA-30yr	01/23/19	(7,000,000)	(7,239,816)

TOTAL (Proceeds Receivable: $(10,190,664))					$(10,237,966)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Eurodollars	257	12/14/20	$62,663,025	$405,360
Ultra Long U.S. Treasury Bonds	49	03/20/19	7,872,156	223,018
5 Year German Euro-Bobl	109	03/07/19	16,549,987	45,543
10 Year German Euro-Bund	55	03/07/19	10,305,675	45,732
2 Year U.S. Treasury Notes	870	03/29/19	184,711,875	1,252,483
5 Year U.S. Treasury Notes	30	03/29/19	3,440,625	17,148
10 Year U.S. Treasury Notes	156	03/20/19	19,034,437	125,611

Total				$2,114,895

Short position contracts:
Eurodollars	(115)	06/17/19	(27,978,063)	241,404
Eurodollars	(943)	12/16/19	(229,502,625)	(736,634)
Eurodollars	(11)	09/16/19	(2,676,850)	(3,876)
Eurodollars	(81)	03/16/20	(19,732,613)	114,638
Eurodollars	(78)	06/15/20	(19,013,475)	69,307
Eurodollars	(74)	09/14/20	(18,045,825)	60,792
French 10 Year Government Bonds	(48)	03/07/19	(8,293,394)	9,778
Italian 10 Year Government Bonds	(13)	03/07/19	(1,903,846)	(55,303)
Ultra 10 Year U.S. Treasury Notes	(81)	03/20/19	(10,536,328)	(333,844)
3 Month Euribor Interest Rate	(263)	12/16/19	(75,521,373)	(41,814)
20 Year U.S. Treasury Bonds	(75)	03/20/19	(10,950,000)	(413,794)

Total				$(1,089,346)

TOTAL FUTURES CONTRACTS				$1,025,549

SWAP CONTRACTS — At December 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1M BID Avg(a)	7.250%	01/02/20	BRL	21,900		$42,830	$5,961	$36,869
Mexico IB TIIE 28D(b)	7.600	06/17/20	MXN	20,000		(15,134)	(648)	(14,486)
3M JIBAR(c)	7.500	09/19/20	ZAR	10,600		2,434	726	1,708
3M EURO(c)	0.085(a)	11/22/20	EUR	45,330	(f)	60,511	2,476	58,035
1M BID Avg(a)	8.000	01/04/21	BRL	10,200		34,131	4,516	29,615
3M EURO(c)	0.100(d)	01/16/21	EUR	20,710	(f)	63,196	(54,276)	117,472
0.050%(d)	3M STIBOR(c)	01/16/21	SEK	224,330	(f)	10,588	(208,701)	219,288
8.900(b)	Mexico IB TIIE 28D	03/17/21	MXN	40,400	(f)	(11,181)	11	(11,193)
3M NZDOR(c)	2.250(e)	03/20/21	NZD	28,200	(f)	100,431	47,425	53,006
6M CDOR(e)	2.500	03/20/21	CAD	9,690	(f)	37,706	3,603	34,103
2.750(e)	3M LIBOR(c)	03/20/21		$38,110	(f)	(88,396)	108,670	(197,067)
6M EURO(e)	0.350(d)	12/16/21	EUR	39,360	(f)	322,405	(85,350)	407,755
0.500(d)	3M STIBOR(c)	12/16/21	SEK	333,960	(f)	(130,254)	141,121	(271,375)
6M EURO(e)	0.600(d)	09/28/22	EUR	19,020	(f)	171,572	(95,565)	267,137
6M EURO(e)	0.500(d)	03/20/23		12,400	(f)	225,963	167,688	58,275
0.500(d)	3M STIBOR(c)	03/20/23	SEK	99,730	(f)	(43,249)	(30,446)	(12,803)
2.550(d)	6M WIBOR(e)	03/21/23	PLN	17,510		(166,898)	9,807	(176,705)
1.100(d)	6M GBP	08/01/23	GBP	6,090		(33,129)	(72,901)	39,772
6M EURO(d)	0.670	08/03/23	EUR	10,630	(f)	128,668	(141,342)	270,011
6M EURO(e)	0.500(d)	03/20/24		50,230	(f)	737,626	485,977	251,649
6M NIBOR(e)	2.000(d)	03/20/24	NOK	22,980	(f)	21,538	9,018	12,520
6M CDOR(e)	2.500	03/20/24	CAD	19,210	(f)	135,784	(1,251)	137,035
2.750(e)	3M LIBOR(c)	03/20/24		$23,320	(f)	(196,679)	95,827	(292,505)
0.750(d)	3M STIBOR	03/20/24	SEK	263,170	(f)	(275,889)	(223,194)	(52,695)
2.750(e)	6M AUDOR	03/20/24	AUD	21,070	(f)	(372,229)	(279,804)	(92,425)
3M LIBOR(c)	2.750	12/21/27		$5,420	(f)	(6,615)	(119,560)	112,945

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

0.500%(e)	6M JYOR	03/22/28	JPY	326,730(f)	$(36,462)	$(3,304)	$(33,158)
2.000(e)	6M GBP	06/21/28	GBP	5,910(f)	(158,499)	(216,527)	58,028
1.900(e)	6M GBP	08/03/28		4,710(f)	(96,702)	(8,492)	(88,210)
6M CHFOR(e)	1.050%	08/07/28	CHF	7,440(f)	101,472	(5,680)	107,152
3M LIBOR(c)	3.000	09/20/28		$2,580(f)	17,052	(32,202)	49,253
2.250(c)	3M KWCDC	09/20/28	KRW	3,099,750	(44,915)	4,197	(49,112)
3.250(d)	3M LIBOR	10/27/28		$1,330(f)	(22,246)	(3,209)	(19,037)
Mexico IB TIIE 28D(b)	9.300	10/27/28	MXN	77,125(f)	12,337	(58,977)	71,314
1.150(d)	6M GBP	12/18/28	GBP	1,120(f)	717	1,319	(602)
6M EURO(d)	1.000	03/20/29	EUR	6,010(f)	100,704	54,059	46,645
3M LIBOR(c)	3.000	03/20/29		$1,660(f)	41,764	11,343	30,421
1.250(d)	3M STIBOR	03/20/29	SEK	22,310(f)	(20,290)	(12,413)	(7,877)
6M EURO(e)	1.500	06/19/29	EUR	3,610(f)	(5,686)	(14,957)	9,271
2.750(c)	3M LIBOR	06/16/37		$2,170(f)	(39,572)	(94,499)	54,928
1.250(e)	6M JYOR	06/14/38	JPY	76,440(f)	(22,894)	(15,845)	(7,049)
3M LIBOR(c)	3.500	11/08/48		$2,490(f)	171,927	45,933	125,995
1.000(e)	6M JYOR	03/20/49	JPY	422,450(f)	(290,824)	(154,641)	(136,183)

TOTAL					$463,613	$(734,107)	$1,197,720

(a)	Payments made termination date.
(b)	Payments made monthly.
(c)	Payments made quarterly.
(d)	Payments made annually.
(e)	Payments made semi-annually.
(f)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2018.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at December 31, 2018(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
CDX.EM Index 30	(1.000)%	2.065%	12/20/23		$800	$37,293	$38,322	$(1,029)
Protection Sold:
iTraxx Europe Series 30	1.000	0.888%	12/20/23	EUR	3,210	21,331	28,101	(6,770)
CDX.NA.IG Index 31	1.000	0.878%	12/20/23		$34,290	202,483	402,020	(199,537)

TOTAL						$261,107	$468,443	$(207,336)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2018, the Fund had the following purchased and written options:

OVER-THE-COUNTERINTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
1Y IRS	Citibank NA	$3.010	11/01/2019	4,600,000	4,600,000	164,143	66,000	98,143
2Y IRS	Citibank NA	2.250	03/30/2020	9,100,000	9,100,000	43,837	31,500	12,337
2Y IRS	MS & Co. Int. PLC	2.450	05/01/2020	10,000,000	10,000,000	66,742	29,304	37,438

				23,700,000	$—	$274,722	$126,804	$147,918

Puts
1Y IRS	Citibank NA	2.750	02/13/2019	2,300,000	2,300,000	22,823	40,250	(17,427)
1Y IRS	JPMorgan Securities, Inc.	2.750	03/06/2019	2,300,000	2,300,000	26,386	38,333	(11,947)

				4,600,000	$—	$49,210	$78,583	$(29,374)

Total Purchased option contracts				28,300,000	$—	$323,932	$205,387	$118,544

Written option contracts
Calls
1Y IRS	Citibank NA	3.098	11/01/2019	(2,000,000)	(2,000,000)	(153,571)	(66,000)	(87,571)
2Y IRS	Citibank NA	2.337	03/30/2020	(2,000,000)	(2,000,000)	(27,102)	(31,500)	4,398
2Y IRS	MS & Co. Int. PLC	2.492	05/01/2020	(2,200,000)	(2,200,000)	(40,891)	(29,333)	(11,558)

				(6,200,000)	$—	$(221,565)	$(126,833)	$(94,731)

Puts
1Y IRS	Citibank NA	2.799	02/13/2019	(1,000,000)	(1,000,000)	(14,711)	(39,375)	24,664
1Y IRS	JPMorgan Securities, Inc.	2.792	03/06/2019	(1,000,000)	(1,000,000)	(17,636)	(37,500)	19,864

				(2,000,000)	$—	$(32,347)	$(76,875)	$44,528

Total Written option contracts				(8,200,000)	$—	$(253,912)	$(203,708)	$(50,203)

TOTAL				20,100,000	$—	$70,020	$1,679	$68,341

Abbreviations:
1M BID Avg	— 1 month Brazilian Interbank Deposit Average
MS & Co. Int. PLC	— Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	— Mexico Interbank TIIE 28 Days
1Y IRS	— 1 Year Interest Rate Swaptions
2Y IRS	— 2 Year Interest Rate Swaptions
CDX.NA.IG Index 31	— CDX North America Investment Grade Index 31
CDX.EM Index 30	— CDX Emerging Market Index 30

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 43.9%
Advertising – 0.5%
The Interpublic Group of Cos., Inc.
$15,100,000	3.500%		10/01/20	$ 15,112,986

Agriculture – 1.0%
BAT Capital Corp.
15,073,000	2.297		08/14/20	14,718,332
(3M USD LIBOR + 0.590%)
11,900,000	3.204	(a)	08/14/20	11,778,382
Philip Morris International, Inc.
5,500,000	1.875		11/01/19	5,445,660

				31,942,374

Automotive – 4.4%
BMW US Capital LLC(a)(b)
(3M USD LIBOR + 0.370%)
4,500,000	2.984		08/14/20	4,470,345
(3M USD LIBOR + 0.410%)
15,000,000	2.835		04/12/21	14,871,150
Daimler Finance North America LLC(b)
11,700,000	2.450		05/18/20	11,545,443
(3M USD LIBOR + 0.550%)
15,210,000	3.132	(a)	05/04/21	15,055,162
(3M USD LIBOR + 0.670%)
20,000,000	3.252	(a)	11/05/21	19,810,400
Harley-Davidson Financial Services, Inc.(a)(b) (3M USD LIBOR + 0.940%)
10,000,000	3.647		03/02/21	10,003,200
Toyota Motor Credit Corp.(a)
(3M USD LIBOR + 0.100%)
15,000,000	2.514		01/10/20	14,951,850
(3M USD LIBOR + 0.150%)
16,000,000	2.850		08/21/20	15,966,400
Volkswagen Group of America Finance LLC(b)
2,000,000	2.400		05/22/20	1,968,640
(3M USD LIBOR + 0.770%)
22,108,000	3.388	(a)	11/13/20	21,957,224
(3M USD LIBOR + 0.940%)
5,500,000	3.558	(a)	11/12/21	5,448,135

				136,047,949

Banks – 24.9%
ABN AMRO Bank NV(a)(b) (3M USD LIBOR + 0.570%)
30,650,000	3.261		08/27/21	30,473,456
Australia & New Zealand Banking Group Ltd.(a)(b)
(3M USD LIBOR + 0.460%)
18,475,000	3.100		05/17/21	18,384,657
(3M USD LIBOR + 0.660%)
5,000,000	3.484		09/23/19	5,013,150
Bank of America Corp.
5,000,000	5.625		07/01/20	5,169,350
Banque Federative du Credit Mutuel SA(b)
4,200,000	2.750		01/22/19	4,198,866
6,000,000	2.200		07/20/20	5,892,420
20,000,000	2.750		10/15/20	19,776,200

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
(3M USD LIBOR + 0.490%)
$14,070,000	2.959	%(a)	07/20/20	$ 14,015,971
Barclays Bank PLC(a)
(3M USD LIBOR + 0.400%)
15,500,000	3.050		08/21/20	15,422,500
(3M USD LIBOR + 0.550%)
8,000,000	3.139		08/07/19	7,997,200
BNZ International Funding Ltd.(b)
3,000,000	2.350		03/04/19	2,996,550
8,190,000	2.400		02/21/20	8,114,079
(3M USD LIBOR + 0.980%)
13,145,000	3.758	(a)	09/14/21	13,235,832
BPCE SA
2,000,000	2.250		01/27/20	1,976,880
Capital One NA(c)
6,055,000	2.400		09/05/19	6,009,406
Citibank NA(a)
(3M USD LIBOR + 0.260%)
5,000,000	3.061		09/18/19	4,992,750
(3M USD LIBOR + 0.570%)
11,700,000	3.047	(c)	07/23/21	11,603,241
Commonwealth Bank of Australia
10,000,000	2.300		09/06/19	9,953,700
(3M USD LIBOR + 0.320%)
10,000,000	3.142	(a)(b)	06/25/20	9,979,400
(3M USD LIBOR + 0.400%)
12,500,000	3.201	(a)(b)	09/18/20	12,489,225
Compass Bank(a)(c) (3M USD LIBOR + 0.730%)
4,842,000	3.501		06/11/21	4,758,863
Cooperatieve Rabobank UA
10,000,000	2.250		01/14/19	9,998,500
2,700,000	2.250		01/14/20	2,678,697
(3M USD LIBOR + 0.430%)
15,250,000	2.938	(a)	04/26/21	15,187,017
Credit Agricole SA(a)(b) (3M USD LIBOR + 0.800%)
9,902,000	3.236		04/15/19	9,913,783
Credit Suisse AG
10,000,000	2.300		05/28/19	9,969,000
DBS Group Holdings Ltd.(a)(b) (3M USD LIBOR + 0.490%)
10,000,000	3.257		06/08/20	10,010,520
DNB Bank ASA(b)
8,000,000	2.125		10/02/20	7,842,800
(3M USD LIBOR + 0.370%)
10,000,000	2.768	(a)	10/02/20	9,943,100
HSBC Holdings PLC(a)
(3M USD LIBOR + 0.600%)
20,000,000	3.240	(c)	05/18/21	19,719,000
(3M USD LIBOR + 1.660%)
3,500,000	4.349		05/25/21	3,540,600
ING Bank NV(b)
7,408,000	2.300		03/22/19	7,396,814
7,000,000	2.500		10/01/19	6,964,930
6,260,000	2.450		03/16/20	6,196,899

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
$12,000,000	2.700%		08/17/20	$ 11,869,920
(3M USD LIBOR + 0.610%)
3,250,000	3.226	(a)	08/15/19	3,254,583
(3M USD LIBOR + 0.690%)
2,660,000	3.086	(a)	10/01/19	2,663,671
JPMorgan Chase & Co(a)(c) (3M USD LIBOR + 0.550%)
24,500,000	3.317		03/09/21	24,383,870
JPMorgan Chase Bank NA(a)(c)
(3M USD LIBOR + 0.230%)
3,640,000	2.968		09/01/20	3,623,511
(3M USD LIBOR + 0.250%)
5,000,000	2.868		02/13/20	4,990,950
(3M USD LIBOR + 0.290%)
10,258,000	2.831		02/01/21	10,180,860
(SOFTRATE + 0.550%)
6,000,000	2.980		10/19/20	5,985,480
Lloyds Bank PLC(a) (3M USD LIBOR + 0.490%)
15,685,000	3.079		05/07/21	15,505,093
Macquarie Bank Ltd.(b)
2,730,000	2.350		01/15/19	2,729,618
7,500,000	1.870		02/28/19	7,485,675
Mitsubishi UFJ Financial Group, Inc.(a) (3M USD LIBOR + 0.650%)
20,000,000	3.158		07/26/21	19,950,800
Mitsubishi UFJ Trust & Banking Corp.(b)
6,773,000	2.650		10/19/20	6,692,469
Morgan Stanley
6,884,000	5.500		07/24/20	7,099,882
(3M USD LIBOR + 0.550%)
23,906,000	3.168	(a)(c)	02/10/21	23,687,499
Morgan Stanley, Inc.
6,620,000	5.625		09/23/19	6,718,373
MUFG Bank Ltd.(b)
6,280,000	2.300		03/05/20	6,215,756
National Australia Bank Ltd.(a)(b) (3M USD LIBOR + 0.710%)
12,000,000	3.446		11/04/21	11,979,840
National Australia Bank Ltd.(a)(b)
(3M USD LIBOR + 0.350%)
10,000,000	2.775		01/12/21	9,947,600
(3M USD LIBOR + 0.580%)
5,000,000	3.372		09/20/21	4,979,050
National Bank of Canada(a) (3M USD LIBOR + 0.160%)
6,200,000	2.800		08/20/20	6,251,863
Nordea Bank Abp(b)
3,745,000	2.125		05/29/20	3,685,604
14,115,000	2.500		09/17/20	13,916,684
Santander UK PLC(a)
(3M USD LIBOR + 0.620%)
13,350,000	3.358		06/01/21	13,248,540
(3M USD LIBOR + 0.660%)
5,000,000	3.276		11/15/21	4,952,050
Skandinaviska Enskilda Banken AB(a)(b) (3M USD LIBOR + 0.430%)
27,590,000	3.070		05/17/21	27,421,149
Societe Generale SA(a)(b) (3M USD LIBOR + 1.330%)
4,000,000	3.738		04/08/21	4,043,720
Sumitomo Mitsui Banking Corp.

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
$3,466,000	2.450%		01/10/19	$ 3,465,549
4,909,000	1.966		01/11/19	4,907,822
9,028,000	2.450		01/16/20	8,954,693
5,000,000	2.650		07/23/20	4,951,550
Sumitomo Mitsui Trust Bank Ltd.(b)
4,595,000	2.050		03/06/19	4,586,821
(3M USD LIBOR + 0.440%)
9,300,000	3.244	(a)	09/19/19	9,312,648
(3M USD LIBOR + 0.910%)
8,967,000	3.355	(a)	10/18/19	8,999,730
SunTrust Bank(a)(c) (3M USD LIBOR + 0.500%)
20,000,000	3.008		10/26/21	19,914,200
Svenska Handelsbanken AB
5,000,000	2.250		06/17/19	4,980,500
11,000,000	5.125	(b)	03/30/20	11,256,630
(3M USD LIBOR + 1.150%)
5,000,000	3.953	(a)	03/30/21	5,056,200
Swedbank AB(b)
9,833,000	2.375		02/27/19	9,821,987
The Huntington National Bank(a) (3M USD LIBOR + 0.510%)
3,000,000	3.277		03/10/20	2,998,380
The Toronto-Dominion Bank(a) (3M USD LIBOR + 0.300%)
6,100,000	2.700		05/01/20	5,985,015
UBS AG
4,050,000	2.350		03/26/20	4,009,338
2,500,000	2.200	(b)(c)	06/08/20	2,461,650
(3M USD LIBOR + 0.480%)
12,000,000	3.218	(a)(b)(c)	12/01/20	12,014,520
(3M USD LIBOR + 0.580%)
14,025,000	3.347	(a)(b)(c)	06/08/20	14,067,075
United Overseas Bank Ltd.(a)(b) (3M USD LIBOR + 0.480%)
2,900,000	2.957		04/23/21	2,895,427
Wells Fargo Bank NA(a)(c) (3M USD LIBOR + 0.510%)
17,000,000	2.987		10/22/21	16,808,070
Westpac Banking Corp.(a)
(3M USD LIBOR + 0.360%)
16,000,000	3.098	(b)	09/01/20	15,939,040
(3M USD LIBOR + 0.560%)
2,274,000	3.200		08/19/19	2,277,297

				770,943,608

Chemicals(a) – 0.3%
DowDuPont, Inc. (3M USD LIBOR + 0.710%)
10,000,000	3.417		11/15/20	9,994,000

Commercial Services – 0.2%
RELX Capital, Inc.
5,004,000	8.625		01/15/19	5,012,507

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Computers(a)(c) – 0.6%
Hewlett Packard Enterprise Co. (3M USD LIBOR + 0.720%)
$17,298,000	3.059%		10/05/21	$ 17,039,568

Diversified Financial Services – 4.3%
AIG Global Funding(a)(b) (3M USD LIBOR + 0.480%)
20,338,000	2.878		07/02/20	20,348,169
American Express Co.(a)(c) (3M USD LIBOR + 0.600%)
26,000,000	3.192		11/05/21	25,886,900
American Express Credit Corp.(a)(c) (3M USD LIBOR + 0.730%)
3,000,000	3.419		05/26/20	3,006,630
Capital One Financial Corp.(c)
15,000,000	2.500		05/12/20	14,802,900
2,804,000	2.400		10/30/20	2,744,892
(3M USD LIBOR + 0.760%)
7,190,000	3.378	(a)	05/12/20	7,181,012
Federation des Caisses Desjardins du Quebec(b)
10,000,000	2.250		10/30/20	9,833,500
(3M USD LIBOR + 0.330%)
13,000,000	2.850	(a)	10/30/20	12,983,139
TD Ameritrade Holding Corp.(a)(c) (3M USD LIBOR + 0.430%)
35,000,000	2.971		11/01/21	34,894,650

				131,681,792

Electrical – 1.1%
Electricite de France SA(b)
9,700,000	6.500		01/26/19	9,718,042
Public Service Electric & Gas Co.(c)
1,500,000	2.000		08/15/19	1,489,470
Sempra Energy(a)(c) (3M USD LIBOR + 0.500%)
18,709,000	2.936		01/15/21	18,381,967
Southern Power Co
4,600,000	1.950		12/15/19	4,530,034

				34,119,513

Food & Drug Retailing(a)(b) – 0.1%
Mondelez International Holdings Netherlands BV (3M USD LIBOR + 0.610%)
4,021,000	3.119		10/28/19	4,018,185

Healthcare Providers & Services – 0.2%
Medtronic Global Holdings SCA
5,000,000	1.700		03/28/19	4,987,000

Insurance(b) – 1.5%
Jackson National Life Global Funding
7,000,000	2.300		04/16/19	6,987,750
Metropolitan Life Global Funding I
4,000,000	2.300		04/10/19	3,990,640
New York Life Global Funding
11,345,000	2.150		06/18/19	11,306,540
Protective Life Global Funding
7,000,000	1.722		04/15/19	6,972,560
2,800,000	2.262		04/08/20	2,769,312

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Insurance(b) – (continued)
(3M USD LIBOR + 0.370%)
$10,000,000	2.806	%(a)	07/13/20	$ 9,970,100
(3M USD LIBOR + 0.420%)
5,000,000	2.856	(a)	03/29/19	5,000,100

				46,997,002

Lodging(a) – 0.7%
Marriott International, Inc. (3M USD LIBOR + 0.600%)
20,000,000	3.229		12/01/20	19,994,000

Media(a) – 0.4%
Comcast Corp. (3M USD LIBOR + 0.440%)
13,850,000	2.848		10/01/21	13,714,962

Miscellaneous Manufacturing – 0.8%
General Electric Co.
2,645,000	6.000		08/07/19	2,673,381
3,420,000	5.550		05/04/20	3,474,651
5,500,000	4.375		09/16/20	5,493,785
(3M USD LIBOR + 0.800%)
2,894,000	3.236	(a)	04/15/20	2,845,873
Siemens Financieringsmaatschappij NV(a)(b) (3M USD LIBOR + 0.340%)
11,600,000	3.128		03/16/20	11,595,824

				26,083,514

Oil Field Services(a) – 0.8%
BP Capital Markets PLC (3M USD LIBOR + 0.540%)
24,190,000	3.158		05/10/19	24,202,821
Pharmaceuticals – 1.0%
Bayer US Finance II LLC(a)(b)(c) (3M USD LIBOR + 0.630%)
16,550,000	3.452		06/25/21	16,189,872
CVS Health Corp.(a) (3M USD LIBOR + 0.720%)
10,000,000	3.487		03/09/21	9,910,500
McKesson Corp.
5,000,000	3.650		11/30/20	5,020,750

				31,121,122

Real Estate Investment Trust(c) – 0.1%
HCP, Inc.
4,485,000	2.625		02/01/20	4,452,887

Telecommunication Services(a) – 0.7%
AT&T, Inc. (3M USD LIBOR + 0.930%)
9,310,000	3.733		06/30/20	9,309,069
Verizon Communications, Inc. (3M USD LIBOR + 0.550%)
12,085,000	3.203		05/22/20	12,057,084

				21,366,153

Trucking & Leasing(a)(b) – 0.3%
Aviation Capital Group LLC (3M USD LIBOR + 0.950%)
10,000,000	3.688		06/01/21	9,952,000

TOTAL CORPORATE OBLIGATIONS (Cost $1,364,166,474)				$1,358,783,943

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligation(a) – 1.0%
United States Treasury Floating Rate Note
$30,000,000	2.475%	10/31/20	$ 29,957,408
(Cost $29,942,744)

Shares	Dividend Rate	Value

Investment Companies(d) – 7.8%
Goldman Sachs Financial Square Government Fund - Institutional Shares
52,729,246	2.521%	$ 52,729,246
Goldman Sachs Financial Square Money Market Fund - Institutional Shares
188,410,056	2.654	188,428,897

TOTAL INVESTMENT COMPANIES (Cost $241,177,478)		$ 241,158,143

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $1,635,286,696)		$ 1,629,899,494

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 47.6%
Certificates of Deposit – 17.9%
Banco Del Estado De Chile(a) (3M USD LIBOR + 0.070%)
$10,000,000	2.860%	03/21/19	$9,999,594
Banco Santander SA(a) (3M USD LIBOR + 0.350%)
15,800,000	3.043	06/13/19	15,793,727
Bank of Montreal(a)
(3M USD LIBOR + 0.210%)
10,000,000	2.751	11/01/19	9,999,934
(3M USD LIBOR + 0.290%)
15,250,000	2.997	08/28/20	15,247,424
(3M USD LIBOR + 0.330%)
6,000,000	2.750	07/11/19	6,005,562
Bank of Nova Scotia(a)
(3M USD LIBOR + 0.220%)
9,000,000	3.023	12/30/19	9,000,863
(3M USD LIBOR + 0.280%)
24,000,000	3.070	09/21/20	23,991,930
(3M USD LIBOR + 0.300%)
2,000,000	2.916	05/15/19	2,001,229
Bayerische Landesbank(a) (3M USD LIBOR + 0.250%)
12,000,000	2.670	01/11/19	12,000,787
BNP Paribas SA(a)
(3M USD LIBOR + 0.100%)
15,000,000	2.514	07/10/19	14,996,118
(3M USD LIBOR + 0.150%)
10,000,000	2.658	04/26/19	9,999,945
BNZ International Funding Ltd.(a)(b) (3M USD LIBOR + 0.200%)
5,000,000	2.636	04/16/19	5,000,834
Canadian Imperial Bank of Commerce(a)
(1M USD LIBOR + 0.350%)
10,000,000	2.729	11/05/19	9,999,166
(3M USD LIBOR + 0.330%)
10,000,000	2.750	07/11/19	10,009,371
(3M USD LIBOR + 0.400%)
6,000,000	2.800	05/02/20	5,996,723
Cooperatieve Rabobank UA

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)
Certificates of Deposit – (continued)
$15,000,000	1.780%		04/03/19	$ 14,973,165
(3M USD LIBOR + 0.330%)
7,250,000	3.154	(a)	03/24/20	7,249,976
Credit Agricole Corporate & Investment Bank(a)
(3M USD LIBOR + 0.350%)
11,500,000	2.870		07/30/20	11,498,160
(3M USD LIBOR + 0.385%)
6,780,000	3.003		05/11/20	6,783,090
(3M USD LIBOR + 0.400%)
10,000,000	3.224		09/24/20	9,998,303
Credit Suisse New York(a)
(1M USD LIBOR + 0.350%)
4,800,000	2.805		01/16/19	4,800,740
(3M USD LIBOR + 0.170%)
4,000,000	2.992		09/26/19	3,999,130
(3M USD LIBOR + 0.340%)
8,100,000	2.748		04/09/19	8,105,130
(SOFRRATE + 0.380%)
4,000,000	2.820		10/04/19	3,998,495
DG Bank NY(a) (3M USD LIBOR + 0.450%)
1,000,000	2.899		01/17/19	1,000,038
Federation des Caisses Desjardins du Quebec(e)
20,000,000	0.000		08/13/19	19,629,375
General Electric Co.(e)
10,000,000	0.000		03/01/19	9,947,167
HSBC Bank PLC(a)(b)
(1M USD LIBOR + 0.270%)
12,000,000	2.773		05/22/19	12,000,308
(3M USD LIBOR + 0.170%)
11,000,000	2.994		06/24/19	10,999,443
(3M USD LIBOR + 0.200%)
5,450,000	2.939		09/25/19	5,449,600
Mitsubishi UFJ Financial Group, Inc.(e)
4,000,000	0.000		01/14/19	3,996,190
Mizuho Bank Ltd.(a)
(3M USD LIBOR + 0.380%)
6,500,000	3.202		06/25/20	6,502,785
(3M USD LIBOR + 0.400%)
9,000,000	2.808		10/04/19	9,013,436
(3M USD LIBOR + 0.400%)
5,000,000	3.091		11/27/19	5,000,406
National Bank of Canada(a) (3M USD LIBOR + 0.200%)
1,750,000	2.791		05/08/19	1,750,352
Natixis SA(a) (3M USD LIBOR + 0.180%)
10,000,000	2.847		06/06/19	10,002,326
Nordea Bank AB NY(a) (3M USD LIBOR + 0.400%)
15,000,000	3.222		03/27/20	15,037,885
Oversea-Chinese Banking Corp. Ltd.(a)
(1M USD LIBOR + 0.140%)
9,000,000	2.610		01/22/19	9,000,940
(3M USD LIBOR + 0.210%)
13,000,000	2.697		10/24/19	12,996,827
Ridgefield Funding Co. LLC(e)
7,000,000	0.000		06/10/19	6,907,649
Societe Generale SA(a)
(1M USD LIBOR + 0.250%)
2,628,000	2.633		01/07/19	2,628,102
(3M USD LIBOR + 0.160%)
7,000,000	2.634		04/24/19	6,999,756
(3M USD LIBOR + 0.200%)
10,000,000	2.877		08/21/19	9,999,291

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)
Certificates of Deposit – (continued)
(3M USD LIBOR + 0.410%)
$19,450,000	3.211	%(b)	12/18/19	$ 19,444,439
Standard Chartered Bank(a)
(3M USD LIBOR + 0.310%)
12,000,000	2.851		10/31/19	11,998,928
(3M USD LIBOR + 0.420%)
18,000,000	3.221		09/18/20	17,996,940
State Street Bank & Trust Co.(a) (1M USD LIBOR + 0.270%)
29,000,000	2.725		05/15/19	28,999,984
Sumitomo Mitsui Banking Corp.
12,750,000	2.050		05/03/19	12,719,971
(3M USD LIBOR + 0.370%)
5,100,000	2.790	(a)	07/11/19	5,104,726
(3M USD LIBOR + 0.370%)
11,000,000	2.897	(a)	01/31/20	11,006,921
(3M USD LIBOR + 0.410%)
1,000,000	3.211	(a)	06/18/20	1,000,279
(3M USD LIBOR + 0.420%)
4,000,000	2.907	(a)	07/24/20	4,001,191
Svenska Handelsbanken AB(a)
(3M USD LIBOR + 0.280%)
10,450,000	3.081		09/11/20	10,449,970
(3M USD LIBOR + 0.400%)
15,250,000	2.796		04/01/20	15,281,543
Swedbank AB(a) (3M USD LIBOR + 0.320%)
1,000,000	3.009		08/24/20	998,711
The Toronto-Dominion Bank
7,200,000	0.000	(e)	10/18/19	7,024,061
(3M USD LIBOR + 0.170%)
5,000,000	2.619	(a)	04/17/19	5,001,128
Versailles Commercial Paper LLC(e)
14,000,000	0.000		03/04/19	13,931,768

				555,271,832

Commercial Paper – 26.2%
AT&T, Inc.(e)
5,000,000	0.000		05/28/19	4,935,086
2,847,000	0.000		06/05/19	2,807,966
Atlantic Asset Securitization Corp.
5,000,000	0.000	(e)	01/23/19	4,991,771
10,000,000	0.000	(e)	05/06/19	9,896,050
(1M USD LIBOR + 0.300%)
1,500,000	2.649	(a)(b)	05/02/19	1,500,293
Bank of China Ltd.(e)
16,000,000	0.000		01/22/19	15,974,715
5,000,000	0.000		02/01/19	4,988,227
13,268,000	0.000		02/25/19	13,210,252
11,000,000	0.000		05/10/19	10,874,915
Bedford Row Funding Corp.(e)
7,000,000	0.000		10/16/19	6,828,045

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper – (continued)
$9,500,000	0.000%	10/18/19	$ 9,264,864
Cafco LLC(e)
10,000,000	0.000	01/22/19	9,984,686
Cancara Asset Securitisation LLC(e)
10,000,000	0.000	04/30/19	9,902,000
8,750,000	0.000	05/02/19	8,662,821
5,000,000	0.000	05/08/19	4,947,733
10,000,000	0.000	05/09/19	9,894,650
3,898,000	0.000	05/28/19	3,850,886
Chariot Funding LLC(e)
12,100,000	0.000	05/02/19	11,979,034
15,400,000	0.000	07/12/19	15,150,500
Charta LLC(e)
50,000,000	0.000	03/25/19	49,668,433
China Construction Banking Corp.(e)
10,000,000	0.000	03/20/19	9,935,308
CNPC Finance (HK) Ltd.(e)
20,000,000	0.000	01/02/19	19,997,220
Collateralized Commercial Paper II Co. LLC(e)
15,000,000	0.000	10/22/19	14,620,556
4,510,000	0.000	11/25/19	4,381,322
CRC Funding LLC(e)
10,000,000	0.000	01/22/19	9,984,521
DBS Bank Ltd.(e)
25,000,000	0.000	05/03/19	24,757,246
Dexia Credit Local SA
10,000,000	2.570	05/07/19	9,904,785
Electricite de France SA(e)
8,000,000	0.000	01/17/19	7,989,373
7,000,000	0.000	01/30/19	6,983,083
5,000,000	0.000	02/26/19	4,976,012
Erste Abwicklungsanstalt(e)
10,000,000	0.000	02/20/19	9,962,345
First Abu Dhabi Bank PJSC(e)
5,000,000	0.000	01/22/19	4,992,291
Ford Motor Credit Co. LLC(e)
6,000,000	0.000	02/20/19	5,972,630
Gotham Funding Corp.(e)
5,000,000	0.000	02/01/19	4,988,591
Industrial & Commercial Bank of China Ltd.(e)
15,000,000	0.000	02/15/19	14,949,649
ING (U.S.) Funding LLC(a)
(1M USD LIBOR + 0.270%)
10,000,000	2.657	03/08/19	10,001,341
(3M USD LIBOR + 0.110%)
10,000,000	2.728	05/10/19	9,999,590
Kells Funding LLC
15,000,000	2.600	02/11/19	14,953,590
La Fayette Asset Securitiization(e)

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper – (continued)
$9,000,000	0.000%	02/07/19	$ 8,975,405
11,000,000	0.000	06/03/19	10,862,833
Landesbank Baden-Wuerttemberg(e)
25,000,000	0.000	01/16/19	24,972,500
Lloyds Bank Corporate
14,163,000	3.000	07/29/19	14,164,415
LMA SA LMA Americas(e)
11,000,000	0.000	03/08/19	10,943,579
16,000,000	0.000	04/08/19	15,872,426
5,000,000	0.000	04/18/19	4,956,260
Macquarie Bank Ltd.(e)
15,000,000	0.000	02/11/19	14,953,135
9,000,000	0.000	11/07/19	8,762,396
Manhattan Asset Funding(e)
31,266,000	0.000	03/20/19	31,070,869
Matchpoint Finance PLC(e)
20,000,000	0.000	02/12/19	19,935,787
5,000,000	0.000	04/18/19	4,955,720
Metlife Short Term Funding(e)
25,362,000	0.000	01/24/19	25,319,392
Mizuho Bank Ltd.(e)
13,000,000	0.000	02/26/19	12,945,907
Mondelez International, Inc.(e)
4,942,000	0.000	01/10/19	4,938,251
11,000,000	0.000	01/22/19	10,980,862
8,500,000	0.000	02/19/19	8,464,784
National Bank of Kuwait SAKP
15,000,000	3.000	04/01/19	14,999,689
10,000,000	3.050	04/23/19	10,001,250
17,000,000	3.000	04/24/19	16,998,731
Nederlandse Wtrschbnk(e)
31,500,000	0.000	02/06/19	31,416,052
16,000,000	0.000	02/12/19	15,949,910
Nieuw Amsterdam Receivables Corp.(e)
10,000,000	0.000	01/22/19	9,984,337
NRW Bank(e)
20,000,000	0.000	02/06/19	19,946,638
Old Line Funding LLC(e)
10,000,000	0.000	05/02/19	9,901,383
Oversea-Chinese Banking Corp. Ltd.(e)
11,900,000	0.000	04/17/19	11,799,975
Standard Chartered Bank
7,000,000	3.190	10/31/19	7,007,539
Toyota Motor Finance Netherlands BV(a) (3M USD LIBOR + 0.090%)
5,000,000	2.880	03/18/19	5,000,378

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper – (continued)
Westpac Banking Corp.(a)(b) (3M USD LIBOR + 0.180%)
$25,000,000	2.762%	10/31/19	$ 24,999,851

			809,742,634

Repurchase Agreement – 3.5%
Bank of America Corp.
15,000,000	3.120	01/23/19	15,000,000
Maturity Value: $15,117,000 Next Reset Date: 01/02/2019 Collateralized by various common stocks and ETF units. The aggregate market value of the collateral, including accrued interest, was 16,274,205.

BNP Paribas SA
35,000,000	2.630	01/02/19	35,000,000

Maturity Value: $35,005,114

Next Reset Date: 01/02/2019

Collateralized by Foreign government bonds, 2.625% to 8.875%, due 01/22/21 to 01/13/28. The aggregate market value of the collateral, including accrued interest, was $38,500,773.

Citigroup Global Markets, Inc.
19,000,000	3.059	02/19/19	19,000,000

Maturity Value: $19,156,604

Next Reset Date: 01/02/2019

Collateralized by Foreign government bonds and corporate obligations, 3.125% to 8.300%, due 12/30/19 to 01/23/46. The aggregate market value of the collateral, including accrued interest, was $20,001,297.

Nomura
19,000,000	3.205	04/12/19	19,000,000

Maturity Value: $19,196,217

Next Reset Date: 01/11/2019

Collateralized by various mortgage obligations, 1.511 % to 10.291%, due 11/01/26 to 09/25/65. The aggregate market value of the collateral, including accrued interest, was $22,665,264.

Wells Fargo
20,000,000	3.171	03/07/19	20,000,000

Maturity Value: $20,151,503

Next Reset Date: 01/04/2019

Collateralized by various mortgage obligations, 2.716% to 6.000%, due 03/10/33 to 02/25/58. The aggregate market value of the collateral, including accrued interest, was $23,461,539.

			108,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost $1,473,041,578)			$ 1,473,014,466

TOTAL INVESTMENTS – 100.3% (Cost $3,108,328,274)			$ 3,102,913,960

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(7,959,741)

NET ASSETS – 100.0%			$ 3,094,954,219

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $737,239,719, which represents approximately 23.8% of the Fund’s net assets as of December 31, 2018. The liquidity determination is unaudited.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Represents an affiliated issuer.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
USD	— U.S. Dollar

Investment Abbreviations:
BP	— British Pound Offered Rate
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

iii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions

v. Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vi. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, [a/the] [Fund/Portfolio] deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received, if any, is reported separately on the Statement[s] of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2018:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$302,764,483	$—
Mortgage-Backed Obligations	—	950,000	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	5,838,045	3,182,617	—
Asset-Backed Securities	—	108,729,517	—
Municipal Debt Obligation	—	414,224	—
Investment Companies	18,756,682	—	—
Short-term Investments	—	110,556,604	—

Total	$24,594,727	$526,597,445	$—

Derivative Type

Assets(a)
Futures Contracts	$1,951,436	$—	$—

Liabilities(a)
Futures Contracts	$(515,177)	$—	$—

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$169,849,086	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	141,125,987	41,574,044	—
Asset-Backed Securities	—	32,454,321	—
Municipal Debt Obligations	—	6,069,051	—
Investment Company	13,454,369	—	—
Short-term Investments	—	1,142,159	—

Total	$154,580,356	$251,088,661	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(27,615,880)	$—

Total	$—	$(27,615,880)	$—

Derivative Type

Assets(a)
Futures Contracts	$809,121	$—	$—

Liabilities(a)
Futures Contracts	$(566,548)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$8,997,030	$—
Mortgage-Backed Obligations	—	214,840,663	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	102,810,510	20,379,913	—
Asset-Backed Securities	—	369,169,314	—
Municipal Debt Obligations	—	13,430,319	—
Short-term Investments	—	62,267,795	—

Total	$102,810,510	$689,085,034	$—

Derivative Type

Assets(a)
Futures Contracts	$46,824	$—	$—

Liabilities(a)
Futures Contracts	$(310,639)	$—	$—

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasury Obligations	$377,268,965	$—	$—
Investment Company	6,460,379	—	—

Total	$383,729,344	$—	$—

Derivative Type

Assets(a)
Futures Contracts	$1,294,410	$—	$—

Liabilities(a)
Futures Contracts	$(1,384,599)	$—	$—
Interest Rate Swap Contracts	—	(774,792)	—

Total	$(1,384,599)	(774,792)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$673,466,341	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	182,248,352	67,987,449	—
Asset-Backed Securities	—	1,170,969	—
Short-term Investments	—	3,376,818	—

Total	$182,248,352	$746,001,577	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(351,321,102)	$—

Total	$—	$(351,321,102)	$—

Derivative Type

Assets(a)
Futures Contracts	$6,896,948	$—	$—

Liabilities(a)
Futures Contracts	$(5,895,225)	$—	$—

SHORT DURATION INCOME

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$376,745,374	$—
Mortgage-Backed Obligations	—	62,585,658	678,378
Asset-Backed Securities	—	86,479,481	—
Foreign Debt Obligations	—	5,334,911	—
Municipal Debt Obligations	—	17,771,080	—
U.S. Treasury Obligations	2,270,269	—	—
Short-term Investments	—	2,984,150	—

Total	$2,270,269	$551,900,654	$678,378

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(10,237,966)	$—

Total	$—	$(10,237,966)	$—

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$842,507	$—
Futures Contracts(a)	2,610,814	—	—
Interest Rate Swap Contracts(a)	—	2,660,202	—
Options Purchased(a)	—	323,932	—

Total	$2,610,814	$3,826,641	$—

Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(1,015,249)	$—
Futures Contracts(a)	(1,585,265)	—	—
Interest Rate Swap Contracts(a)	—	(1,462,482)	—
Credit Default Swap Contracts(a)	—	(207,336)	—
Options Written	—	(253,912)	—

Total	$(1,585,265)	$(2,938,979)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

SHORT-TERM CONSERVATIVE INCOME

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$1,358,783,943	$—
U.S. Treasury Obligations	29,957,408	—	—
Investment Companies	241,158,143	—	—
Short-term Investments	—	1,473,014,466	—

Total	$271,115,551	$2,831,798,409	$—

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2018, the Goldman Sachs High Quality Floating Rate Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of January 2, 2019, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
High Quality Floating Rate Fund	$39,000,000	$39,009,750	$39,780,001

REPURCHASE AGREEMENTS — At December 31, 2018, the Principal Amounts of the Goldman Sachs High Quality Floating Rate Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	High Quality Floating Rate Fund
Merrill Lynch & Co., Inc.	1.420%	$39,000,000

At December 31, 2018, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Government National Mortgage Association	4.500%	08/20/48

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that a Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of a Fund to the markets and therefore could magnify changes to a Fund’s NAV.

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 63.5%
Angola – 1.2%
Republic of Angola (NR/B3)
	$410,000	8.250%		05/09/28	$ 386,425
	20,730,000	8.250	(a)	05/09/28	19,538,025
	1,300,000	9.375		05/08/48	1,218,750
	460,000	9.375	(a)	05/08/48	431,250

					21,574,450

Argentina – 6.4%
Bonos de la Nacion Argentina con Ajuste por CER (NR/NR)
ARS	66,852,129	3.750		02/08/19	1,772,004
Bonos de la Nacion Argentina con Ajuste por CER (NR/NR)
	13,000,000	4.000		03/06/20	312,530
Bonos De La Nacion Argentina En Moneda Dua (NR/NR)
	$2,125,000	4.500		06/21/19	2,113,844
Province of Santa Fe (NR/B2)
	1,850,000	7.000		03/23/23	1,530,413
	2,670,000	7.000	(a)	03/23/23	2,208,758
Provincia de Buenos Aires (B/B2)(b)
EUR	134,999	4.000		05/01/20	146,954
Provincia de Cordoba (B/B2)
	$2,090,000	7.450		09/01/24	1,708,575
Provincia de la Rioja (B/NR)(a)
	5,880,000	9.750		02/24/25	4,569,201
Republic of Argentina (NR/NR)(c)
(Argentina Blended Historical Policy Rate + 0.000%)
ARS	144,290,000	65.509		06/21/20	4,076,139
(Argentina Deposit Rates + 2.000%)
	50,805,000	51.542		04/03/22	1,261,356
Republic of Argentina (NR/B2)
	4,710,009	2.500		07/22/21	96,406
(Argentina Deposit Rates + 3.250%)
	32,225,000	52.792	(c)	03/29/24	717,565
(Argentina Deposit Rates + 3.830%)
	32,930,000	49.217	(c)	05/31/22	777,948
Republic of Argentina (B/NR)
EUR	13,417,011	7.820		12/31/33	12,674,656
	$5,005,276	8.280		12/31/33	3,847,806
(Argentina Deposit Rates + 3.250%)
ARS	18,350,000	48.797	(c)	03/01/20	470,471
Republic of Argentina (B/B2)
EUR	13,360,000	3.375		01/15/23	12,130,968

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Argentina – (continued)
Republic of Argentina (B/B2) – (continued)
	$7,740,000	7.500%		04/22/26	$ 6,201,675
EUR	4,410,000	5.000		01/15/27	3,656,932
	$18,240,000	6.875		01/26/27	13,862,400
	8,540,000	5.875		01/11/28	6,116,775
EUR	13,560,000	5.250		01/15/28	11,147,342
	2,931,101	7.820		12/31/33	2,802,508
	$112,163	8.280		12/31/33	87,627
	20,500,000	7.125		07/06/36	14,631,875
EUR	2,710,000	2.260	(b)	12/31/38	1,715,502
	$2,060,000	2.500	(b)	12/31/38	1,135,575
EUR	2,050,000	6.250		11/09/47	1,696,999

					113,470,804

Azerbaijan – 0.1%
Republic of Azerbaijan (NR/Ba2)
	$1,840,000	3.500		09/01/32	1,524,900

Bahrain – 0.2%
Kingdom of Bahrain (B+/NR)
	560,000	7.000		10/12/28	559,300
	1,047,000	6.750		09/20/29	1,023,443
	1,260,000	7.500		09/20/47	1,212,750

					2,795,493

Belize(a)(b) – 0.1%
Republic of Belize (B-/B3)
	2,446,500	4.938		02/20/34	1,373,098

Bermuda(a)(d) – 0.2%
Bermuda Government Bond (A+/A2)
	3,210,000	3.717		01/25/27	3,059,933

Chile – 0.1%
Republic of Chile (A+/NR)
	2,220,000	3.860		06/21/47	2,064,600

Colombia(d) – 0.5%
Republic of Colombia (BBB-/Baa2)
	9,380,000	2.625		03/15/23	8,828,925

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Costa Rica – 0.8%
Republic of Costa Rica (B+/B1)
	$390,000	9.995%		08/01/20	$ 401,257
	1,020,000	4.250		01/26/23	894,795
	2,750,000	5.625	(a)	04/30/43	2,086,563
	2,190,000	5.625		04/30/43	1,661,663
	8,840,000	7.158	(a)	03/12/45	7,573,670
	2,450,000	7.158		03/12/45	2,099,037

					14,716,985

Croatia – 0.1%
Republic of Croatia (BB+/Ba2)
EUR	1,157,000	3.875		05/30/22	1,463,498
	$280,000	5.500		04/04/23	293,650

					1,757,148

Dominican Republic – 2.1%
Dominican Republic (NR/NR)
DOP	20,700,000	16.000		07/10/20	447,591
	13,900,000	11.500		05/10/24	287,093
	8,900,000	18.500	(a)	02/04/28	243,254
	134,200,000	11.375		07/06/29	2,723,851
Dominican Republic (BB-/Ba3)
	$1,500,000	8.625		04/20/27	1,706,250
	1,210,000	7.450	(a)	04/30/44	1,252,955
	316,000	7.450		04/30/44	327,218
	9,870,000	6.850	(a)	01/27/45	9,684,937
	6,599,000	6.850		01/27/45	6,475,269
	13,980,000	6.500	(a)	02/15/48	13,176,150

					36,324,568

Ecuador – 3.0%
Republic of Ecuador (B-/NR)
	9,734,000	7.950		06/20/24	8,578,087
	12,140,000	9.650	(a)	12/13/26	11,032,225

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Ecuador – (continued)
Republic of Ecuador (B-/NR) – (continued)
	$2,780,000	9.650%		12/13/26	$ 2,526,325
	10,480,000	9.625	(a)	06/02/27	9,481,780
Republic of Ecuador (B-/B3)(a)
	23,670,000	8.875		10/23/27	20,415,375

					52,033,792

Egypt(a) – 1.4%
Republic of Egypt (B/B3)
EUR	8,360,000	4.750		04/16/26	8,668,513
	10,810,000	5.625		04/16/30	10,698,022
Republic of Egypt (B/B3u)
	$6,090,000	7.903		02/21/48	5,237,400

					24,603,935

El Salvador – 0.5%
El Salvador Government International Bond (B-/B3)
	260,000	5.875		01/30/25	237,575
Republic of El Salvador (B-/B3)
	1,550,000	7.375		12/01/19	1,552,410
	2,650,000	7.750	(e)	01/24/23	2,726,850
	2,310,000	6.375		01/18/27	2,119,425
	800,000	8.625	(a)	02/28/29	832,000
	1,580,000	8.250		04/10/32	1,587,900

					9,056,160

Gabon – 0.6%
Republic of Gabon (NR/NR)
	11,085,000	6.375		12/12/24	9,921,075
Republic of Gabon (NR/Caa1)
	1,720,000	6.950		06/16/25	1,537,250

					11,458,325

Ghana – 0.5%
Republic of Ghana (NR/B1)
	1,970,000	10.750		10/14/30	2,226,100
Republic of Ghana (B/B3)
	2,970,000	7.625		05/16/29	2,654,438
	3,200,000	8.627		06/16/49	2,776,000
	1,210,000	8.627	(a)	06/16/49	1,049,675

					8,706,213

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Guatemala – 2.0%
Republic of Guatemala (BB-/Ba1)
	$3,410,000	5.750%		06/06/22	$ 3,503,775
	6,440,000	4.500	(a)	05/03/26	6,005,300
	7,730,000	4.500		05/03/26	7,208,225
	8,400,000	4.375	(a)	06/05/27	7,729,890
	750,000	4.375		06/05/27	690,169
	10,350,000	4.875		02/13/28	9,803,261

					34,940,620

Honduras – 1.0%
Republic of Honduras (BB-/B1)
	8,410,000	8.750	(a)	12/16/20	8,925,112
	6,018,000	8.750		12/16/20	6,386,603
	1,310,000	7.500	(a)	03/15/24	1,375,500
	200,000	7.500		03/15/24	210,000

					16,897,215

Hungary – 0.7%
Hungary Government Bond (BBB-/Baa3)
	11,960,000	6.250		01/29/20	12,307,867

Indonesia – 8.5%
Perusahaan Penerbit SBSN (NR/Baa2)
	2,550,000	3.400	(a)	03/29/22	2,489,438
	670,000	4.350		09/10/24	663,300
	310,000	4.150		03/29/27	297,213
Perusahaan Penerbit SBSN (BBB-/Baa2)
	360,000	3.300		11/21/22	349,159
	6,720,000	4.325	(a)	05/28/25	6,625,080
	1,130,000	4.550	(a)	03/29/26	1,116,044
	35,440,000	4.400	(a)	03/01/28	34,465,400
Perusahaan Penerbit SBSN Indonesia III (NR/Baa2)(a)
	25,210,000	4.150		03/29/27	24,170,087
Perusahaan Penerbit SBSN Indonesia III (BBB-/Baa2)
	3,359,000	4.325		05/28/25	3,311,554
	9,930,000	4.550		03/29/26	9,807,358
Republic of Indonesia (BBB-/Baa2)
EUR	620,000	2.625	(a)	06/14/23	739,667
	$610,000	5.375		10/17/23	636,022

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Indonesia – (continued)
Republic of Indonesia (BBB-/Baa2) – (continued)
	$14,844,000	5.875%		01/15/24	$ 15,753,195
	13,070,000	4.125		01/15/25	12,824,938
EUR	11,110,000	3.375		07/30/25	13,508,947
	$11,780,000	4.750	(a)	01/08/26	11,921,222
EUR	2,430,000	3.750	(a)	06/14/28	3,017,346
	6,360,000	3.750		06/14/28	7,897,251

					149,593,221

Ivory Coast – 0.7%
Republic of Ivory Coast (NR/Ba3)
	2,660,000	5.250		03/22/30	2,678,161
Republic of Ivory Coast (NR/Ba3)
	$1,510,000	6.375		03/03/28	1,353,338
	2,250,000	6.125		06/15/33	1,861,875
EUR	2,370,000	6.625	(a)	03/22/48	2,280,958
	4,500,000	6.625		03/22/48	4,330,934

					12,505,266

Kazakhstan(a) – 0.1%
Republic of Kazakhstan (BBB-/Baa3)
	2,300,000	1.550		11/09/23	2,642,471

Kenya – 1.1%
Republic of Kenya (B+/NR)
	$720,000	6.875	(a)	06/24/24	674,100
	19,431,000	6.875		06/24/24	18,192,274
	750,000	7.250	(a)	02/28/28	669,375

					19,535,749

Kuwait – 0.4%
Republic of Kuwait (AA/NR)
	5,290,000	3.500		03/20/27	5,255,615
	1,540,000	3.500	(a)	03/20/27	1,529,990

					6,785,605

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Lebanon – 0.2%
Republic of Lebanon (B-/NR)
	$40,000	6.000%		01/27/23	$ 33,700
	2,690,000	6.600		11/27/26	2,098,200
	1,370,000	6.850		03/23/27	1,084,013
	184,000	6.650		11/03/28	140,990
	80,000	6.650		02/26/30	60,400

					3,417,303

Macedonia – 1.7%
Republic of Macedonia (BB-/NR)
EUR	216,000	3.975		07/24/21	260,165
	5,640,000	5.625	(a)	07/26/23	7,197,504
	5,220,000	5.625		07/26/23	6,661,519
	10,480,000	2.750	(a)	01/18/25	11,692,261
	4,130,000	2.750		01/18/25	4,607,733

					30,419,182

Mexico – 0.2%
United Mexican States (BBB+/A3)
	$2,118,000	4.750		03/08/44	1,922,085
	1,570,000	4.600		02/10/48	1,395,338

					3,317,423

Nigeria – 3.5%
Republic of Nigeria (B/NR)
	3,070,000	6.375		07/12/23	2,939,525
Republic of Nigeria (B/B2)
	1,360,000	5.625		06/27/22	1,316,337
	8,510,000	6.500	(a)	11/28/27	7,520,713
	7,970,000	7.143	(a)	02/23/30	7,033,525
	9,140,000	8.747	(a)	01/21/31	8,854,375
	12,490,000	7.875		02/16/32	11,350,287
	2,260,000	7.875	(a)	02/16/32	2,053,775
	1,650,000	7.696		02/23/38	1,437,563
	13,190,000	7.696	(a)	02/23/38	11,491,787
	4,060,000	7.625	(a)	11/28/47	3,415,475

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Nigeria – (continued)
Republic of Nigeria (B/B2) – (continued)
	$500,000	7.625%		11/28/47	$ 420,625
	3,490,000	9.248	(a)	01/21/49	3,389,663

					61,223,650

Oman(a) – 0.8%
Republic of Oman (NR/Baa3)
	17,730,000	6.750		01/17/48	14,582,925

Pakistan(a) – 0.6%
Islamic Republic of Pakistan (B/B3)
	12,650,000	6.875		12/05/27	11,400,812

Panama – 0.1%
Panama Notas del Tesoro (BBB/NR)
	920,000	4.875		02/05/21	948,587

Papua New Guinea(a) – 0.2%
Papua New Guinea Government International Bond (B/B2)
	3,790,000	8.375		10/04/28	3,820,832

Paraguay – 2.3%
Republic of Paraguay (BB/NR)(a)
	4,590,000	5.600		03/13/48	4,503,938
Republic of Paraguay (BB/Ba1)
	12,098,000	4.625		01/25/23	12,173,612
	3,930,000	5.000	(a)	04/15/26	3,930,000
	2,655,000	5.000		04/15/26	2,655,000
	11,550,000	4.700	(a)	03/27/27	11,391,187
	5,650,000	6.100		08/11/44	5,847,750

					40,501,487

Qatar(a) – 0.9%
Qatar Government International Bond (AA-/Aa3)
	4,200,000	4.500		04/23/28	4,373,250
	11,490,000	5.103		04/23/48	12,050,137

					16,423,387

Romania – 2.1%
Republic of Romania (BBB-/Baa3)
	1,580,000	6.750		02/07/22	1,696,525
	1,850,000	4.375		08/22/23	1,852,313
EUR	4,370,000	2.375	(a)	04/19/27	4,981,891
	7,360,000	2.875		05/26/28	8,432,718
	9,740,000	3.875	(a)	10/29/35	10,838,763

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Romania – (continued)
Republic of Romania (BBB-/Baa3) – (continued)
EUR	2,280,000	3.875%		10/29/35	$ 2,537,205
	3,940,000	3.375	(a)	02/08/38	4,017,686
	$3,080,000	5.125	(a)	06/15/48	2,960,650

					37,317,751

Russia – 1.0%
Russian Federation Bond (NR/NR)
	14,600,000	4.750		05/27/26	14,454,000
Russian Federation Bond (BBB-/Ba1)
	800,000	4.500	(a)	04/04/22	808,800
	200,000	4.875		09/16/23	203,500
	2,000,000	4.875	(a)	09/16/23	2,035,000

					17,501,300

Senegal(a) – 0.3%
Republic of Senegal (B+/Ba3)
EUR	5,680,000	4.750		03/13/28	5,962,825

South Africa – 1.7%
Republic of South Africa (NR/Baa3)
	$4,640,000	4.850		09/27/27	4,321,000
	6,210,000	5.650		09/27/47	5,519,137
Republic of South Africa (BB/Baa3)
	730,000	4.665		01/17/24	712,115
	20,055,000	5.875		09/16/25	20,280,619

					30,832,871

Sri Lanka – 4.4%
Republic of Sri Lanka (B/B2)
	1,180,000	6.000	(a)	01/14/19	1,172,625
	360,000	6.000		01/14/19	357,750
	1,222,000	6.250	(a)	10/04/20	1,186,478
	1,260,000	6.250		10/04/20	1,223,374
	7,814,000	6.250		07/27/21	7,491,672
	7,300,000	5.750	(a)	01/18/22	6,863,059
	19,380,000	5.750	(a)	04/18/23	17,805,375
	12,000,000	6.125		06/03/25	10,755,000
	7,600,000	6.850	(a)	11/03/25	7,058,500
	14,070,000	6.850		11/03/25	13,067,512

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Sri Lanka – (continued)
Republic of Sri Lanka (B/B2) – (continued)
	$2,820,000	6.825%		07/18/26	$ 2,601,450
	8,200,000	6.750	(a)	04/18/28	7,410,750

					76,993,545

Suriname – 0.5%
Republic of Suriname (B/B2)
	6,370,000	9.250	(a)	10/26/26	6,099,275
	2,866,000	9.250		10/26/26	2,744,195

					8,843,470

Tunisia – 0.4%
Banque Centrale de Tunisie International Bond (NR/B2)
EUR	5,160,000	6.750	(a)	10/31/23	5,646,025
	610,000	5.625		02/17/24	630,764

					6,276,789

Turkey – 4.2%
Republic of Turkey (NR/Ba3)
	$17,703,000	5.750		03/22/24	17,105,524
EUR	8,370,000	3.250		06/14/25	8,702,857
	6,280,000	5.200		02/16/26	7,168,326
	$1,940,000	4.875		10/09/26	1,716,900
	5,520,000	6.000		03/25/27	5,181,900
	9,410,000	5.750		05/11/47	7,633,862
	15,246,000	6.250		09/26/22	15,341,287
	6,539,000	7.375		02/05/25	6,741,709
	1,630,000	6.875		03/17/36	1,526,087
	450,000	6.750		05/30/40	412,313
	2,690,000	6.000		01/14/41	2,273,050

					73,803,815

Ukraine – 4.0%
Ukraine Government Bond (B-/NR)
	12,680,000	8.994	(a)	02/01/24	11,776,550
	16,760,000	9.750	(a)	11/01/28	15,712,500

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Ukraine – (continued)
Ukraine Government Bond (B-/NR) – (continued)
$2,720,000	7.375%		09/25/32	$ 2,162,400
1,990,000	0.000	(f)	05/31/40	1,130,012
Ukraine Government Bond (B-/Caa1)
410,000	7.750		09/01/22	376,688
7,910,000	7.750		09/01/23	7,109,112
15,500,000	7.750		09/01/24	13,601,250
11,860,000	7.750		09/01/25	10,258,900
4,750,000	7.750		09/01/26	4,049,375
5,049,000	7.750		09/01/27	4,272,716

				70,449,503

United Arab Emirates – 1.5%
Abu Dhabi Government International Bond (AA/NR)
9,110,000	3.125		05/03/26	8,802,537
13,520,000	3.125	(a)	10/11/27	12,911,600
4,110,000	4.125	(a)	10/11/47	3,935,325

				25,649,462

Uruguay – 0.1%
Republic of Uruguay (NR/Baa2)
1,440,000	4.975		04/20/55	1,374,840

Venezuela(d)(g) – 0.0%
Debt and Asset Trading Corp. (NR/NR)
340,000	1.000		10/10/25	233,456

Zambia – 0.5%
Republic of Zambia (B-/NR)
10,854,000	5.375		09/20/22	7,774,177
2,406,000	8.970		07/30/27	1,789,463

				9,563,640

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,227,128,145)				$ 1,119,416,198

Corporate Obligations – 29.1%
Argentina(d) – 0.2%
Cablevision SA (NR/B1)
$1,600,000	6.500	(a)	06/15/21	$ 1,538,000
1,210,000	6.500		06/15/21	1,163,113

				2,701,113

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Brazil – 1.0%
Banco do Brasil SA (CCC+/NR)(c)(d) (10 Year CMT + 4.398%)
$6,550,000	6.250%		10/29/49	$ 5,608,437
Banco do Brasil SA (CCC+/B2)(c)(d) (10 Year CMT + 6.362%)
8,890,000	9.000		06/29/49	9,023,350
Globo Comunicacao e Participacoes SA (BB+/Ba1)
370,000	4.875		04/11/22	365,375
Samarco Mineracao SA (NR/WR)(h)
2,735,000	4.125		11/01/22	2,058,088
780,000	5.750		10/24/23	616,200
220,000	5.375		09/26/24	173,800

				17,845,250

British Virgin Islands – 0.5%
Huarong Finance 2017 Co. Ltd. (NR/Baa1)(c)(d)
(5 Year CMT + 6.983%)
3,530,000	4.000		11/07/99	3,184,325
(5 Year CMT + 7.773%)
3,780,000	4.500		01/24/99	3,556,772
Huarong Finance II Co. Ltd.
1,670,000	5.500		01/16/25	1,663,462
1,000,000	5.000		11/19/25	970,585

				9,375,144

Burundi – 0.2%
Eastern & Southern African Trade & Development Bank (NR/Baa3)
3,990,000	5.375		03/14/22	3,952,885

Cayman Islands – 0.7%
Agromercantil Senior Trust (BB-/NR)(a)
3,420,000	6.250		04/10/19	3,420,735
Brazil Minas SPE via State of Minas Gerais (BB-/NR)(a)(g)
3,500,000	5.333		02/15/28	3,381,875
Comunicaciones Celulares SA Via Comcel Trust (NR/Ba1)(d)
810,000	6.875	(a)	02/06/24	827,213
4,390,000	6.875		02/06/24	4,483,287
Embraer Overseas Ltd. (BBB/Ba1)
890,000	5.696		09/16/23	925,600
Independencia International Ltd. (NR/NR)(a)(h)(i)
1,277,436	12.000		12/30/16	—

				13,038,710

Chile – 0.7%
Embotelladora Andina SA (BBB/NR)(a)
506,000	5.000		10/01/23	514,602
GNL Quintero SA (BBB/Baa2)(a)
2,760,000	4.634		07/31/29	2,649,600
Itau CorpBanca (BBB+/A3)(a)
4,071,000	3.875		09/22/19	4,071,000
Sociedad Quimica y Minera de Chile SA (BBB+/Baa1)
793,000	3.625		04/03/23	761,133

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Chile – (continued)
Sociedad Quimica y Minera de Chile SA (BBB+/Baa1) – (continued)
	$3,991,000	4.375	%(a)(d)	01/28/25	$ 3,892,083
	290,000	4.375	(d)	01/28/25	282,813

					12,171,231

China – 0.7%
China Evergrande Group (NR/NR)(e)
HKD	2,000,000	4.250		02/14/23	225,250
China Evergrande Group (NR/B2)(d)
	$2,930,000	8.250		03/23/22	2,806,720
China Evergrande Group (B/B2)(d)
	1,300,000	8.750		06/28/25	1,093,625
Kaisa Group Holdings Ltd. (NR/NR)(d)
	5,250,000	8.500		06/30/22	3,866,494
	6,410,000	9.375		06/30/24	4,378,895

					12,370,984

Colombia(a) – 0.6%
Banco de Bogota SA (NR/Ba2)
	11,430,000	6.250		05/12/26	11,495,723

Costa Rica(a)(g) – 0.0%
Banco Nacional de Costa Rica (NR/B1)
	730,000	6.250		11/01/23	685,685

Cyprus – 0.0%
MHP SE (B/NR)
	860,000	7.750		05/10/24	797,650

Dominican Republic(a)(d) – 0.3%
Aeropuertos Dominicanos Siglo XXI SA (BB-/Ba3)
	6,150,000	6.750		03/30/29	5,950,125

Ecuador(g) – 0.1%
EP PetroEcuador via Noble Sovereign Funding I Ltd. (B-/NR)(c) (3M USD LIBOR + 5.630%)
	673,421	8.443		09/24/19	672,620
Petroamazonas EP (NR/NR)(a)
	1,120,000	4.625		11/06/20	1,041,213

					1,713,833

Guatemala(a)(d) – 0.2%
Central American Bottling Corp. (BB/Ba2)
	2,990,000	5.750		01/31/27	2,915,250

India – 1.0%
Greenko Investment Co. (B+/NR)(a)(d)
	4,260,000	4.875		08/16/23	3,807,375
Hindustan Petroleum Corp. Ltd. (NR/Baa2)
	2,530,000	4.000		07/12/27	2,308,992
NTPC Ltd. (BBB-/NR)
EUR	2,000,000	2.750		02/01/27	2,233,948
Reliance Industries Ltd. (BBB+/Baa2)
	$1,380,000	4.125		01/28/25	1,345,429
	6,980,000	3.667	(a)	11/30/27	6,368,191

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
India – (continued)
Reliance Industries Ltd. (BBB+/Baa2)
	$1,430,000	3.667%		11/30/27	$ 1,304,658

					17,368,593

Indonesia(a) – 0.2%
Indonesia Asahan Aluminium Persero PT (NR/Baa2)
	2,760,000	5.710		11/15/23	2,808,300

Ireland – 1.0%
Credit Bank of Moscow Via CBOM Finance PLC (NR/NR)(c)(d) (5 Year USD Swap + 5.416%)
	710,000	7.500		10/05/27	539,600
Credit Bank of Moscow Via CBOM Finance PLC (NR/Caa2)(c)(d) (5 Year USD Swap + 6.942%)
	5,740,000	8.875		08/10/66	4,333,700
Credit Bank of Moscow Via CBOM Finance PLC (BB-/Ba3)(a)
	3,010,000	5.550		02/14/23	2,814,350
Phosagro OAO Via Phosagro Bond Funding DAC (BBB-/Baa3)(a)
	9,810,000	3.949		04/24/23	9,184,613

					16,872,263

Isle Of Man – 0.3%
Gohl Capital Ltd. (NR/Baa1)
	5,080,000	4.250		01/24/27	4,792,802

Italy(d) – 0.9%
Wind Tre SpA (BB-/B1)
EUR	7,200,000	2.625	(a)	01/20/23	7,443,019
	2,830,000	2.625		01/20/23	2,925,520
	$6,635,000	5.000	(a)	01/20/26	5,457,287

					15,825,826

Jamaica(d) – 0.6%
Digicel Group Ltd. (NR/Caa3)
	540,000	8.250		09/30/20	361,125
Digicel Ltd. (NR/B3)
	3,860,000	6.000	(a)	04/15/21	3,478,825
	2,760,000	6.000		04/15/21	2,487,450
	1,720,000	6.750	(a)	03/01/23	1,348,050
	2,740,000	6.750		03/01/23	2,147,475

					9,822,925

Japan(d) – 0.4%
SoftBank Group Corp. (B+/Ba3)(c) (5 Year USD ICE Swap + 4.226%)
	6,690,000	6.000		12/31/99	5,535,975
SoftBank Group Corp. (BB+/Ba1)
EUR	1,175,000	3.125		09/19/25	1,234,503

					6,770,478

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Luxembourg – 2.0%
Altice Financing SA (B+/B2)(d)
	$1,590,000	6.625%		02/15/23	$ 1,524,412
	1,160,000	6.625	(a)	02/15/23	1,112,150
	11,480,000	7.500		05/15/26	10,446,800
	1,700,000	7.500	(a)	05/15/26	1,547,000
Gazprom OAO Via Gaz Capital SA (BBB-/Baa3)
	6,400,000	9.250	(e)	04/23/19	6,496,000
	410,000	8.625	(e)	04/28/34	507,375
	3,970,000	7.288		08/16/37	4,426,550
Sberbank of Russia Via SB Capital SA (NR/NR)(c)(d) (5 Year CMT + 4.023%)
	8,890,000	5.500		02/26/24	8,890,000

					34,950,287

Mauritius – 0.7%
Greenko Investment Co. (B+/NR)(d)
	200,000	4.875		08/16/23	178,750
MTN Mauritius Investments Ltd. (BB+/Ba1)
	2,000,000	5.373		02/13/22	1,937,500
	1,590,000	4.755		11/11/24	1,444,913
	633,000	6.500		10/13/26	616,384
	2,040,000	6.500	(a)	10/13/26	1,986,450
Neerg Energy Ltd. (NR/Ba3)(d)
	3,440,000	6.000	(a)	02/13/22	3,220,700
	3,650,000	6.000		02/13/22	3,417,312

					12,802,009

Mexico – 3.5%
America Movil SAB de CV (A-/A3)
MXN	19,010,000	6.000		06/09/19	951,595
Banco Mercantil del Norte SA (BB/Ba2)(a)(c)(d) (10 Year CMT + 5.353%)
	$850,000	7.625		12/31/99	819,188
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (NR/Baa3)(a)(c)(d) (5 Year CMT + 2.995%)
	2,580,000	5.950		10/01/28	2,602,575
BBVA Bancomer SA (BB+/NR)(c)(d)
(5 Year CMT + 2.650%)
	3,930,000	5.125	(a)	01/18/33	3,394,537
(5 Year H15T+2.65%)
	660,000	5.125		01/18/33	570,075
Corporacion Geo SA (NR/NR)(i)
	314,572	8.000		04/13/21	—
Gruma SAB de CV (BBB/NR)(a)(d)
	2,220,000	4.875		12/01/24	2,222,775

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Mexico – (continued)
Mexico City Airport Trust (BBB+/Baa3)(d)
	$269,000	4.250%		10/31/26	$ 238,401
	361,000	5.500		10/31/46	316,778
	6,559,000	5.500		07/31/47	5,755,522
Petroleos Mexicanos (BBB+/Baa3)
	8,549,000	6.375		02/04/21	8,636,627
	35,000	4.875		01/24/22	34,073
	2,610,000	5.375		03/13/22	2,557,800
EUR	15,380,000	5.125		03/15/23	18,172,306
	1,980,000	4.875		02/21/28	2,152,319
	$6,667,000	6.750		09/21/47	5,512,876
	1,922,000	6.350		02/12/48	1,530,873
Unifin Financiera SAB de CV SOFOM ENR (BB/NR)(a)(d)
	6,720,000	7.375		02/12/26	5,727,019

					61,195,339

Netherlands – 3.0%
Embraer Netherlands Finance BV (BBB/NR)
	330,000	5.400		02/01/27	340,725
Embraer Netherlands Finance BV (BBB/Ba1)
	654,000	5.050		06/15/25	660,540
Greenko Dutch BV (NR/Ba2)(a)(d)
	1,670,000	4.875		07/24/22	1,559,363
	4,560,000	5.250		07/24/24	4,086,900
Lukoil International Finance BV (BBB/NR)
	1,090,000	4.750		11/02/26	1,057,300
Lukoil International Finance BV (BBB/Baa3)
	1,450,000	4.563		04/24/23	1,428,250
Metinvest BV (B-/NR)(a)(d)
	4,510,000	7.750		04/23/23	4,075,913
Minejesa Capital BV (NR/Baa3)
	5,970,000	4.625		08/10/30	5,335,687
	360,000	5.625		08/10/37	315,900
NE Property Cooperatief UA (BBB/NR)(d)
EUR	370,000	1.750		11/23/24	347,620
NE Property Cooperatief UA (BBB/Baa3)
	200,000	3.750		02/26/21	214,255
Syngenta Finance NV (BBB-/Ba2)(d)
	2,200,000	1.250		09/10/27	2,156,592
	$25,540,000	5.182	(a)	04/24/28	23,535,110
	8,480,000	5.676	(a)	04/24/48	7,021,525

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Netherlands – (continued)
Teva Pharmaceutical Finance Netherlands III BV (BB/Ba2)
	$494,000	1.700%		07/19/19	$ 486,017

					52,621,697

Pakistan(a) – 0.5%
The Third Pakistan International Sukuk Co. Ltd. (B/B3)
	8,610,000	5.625		12/05/22	8,104,163

Panama(a) – 0.0%
Autoridad del Canal de Panama (A-/A2)
	380,000	4.950		07/29/35	389,500

Paraguay – 0.5%
Banco Regional SAECA (BB/Ba1)
	4,670,000	8.125	(a)	01/24/19	4,649,569
	905,000	8.125		01/24/19	901,040
Telefonica Celular del Paraguay SA (NR/Ba2)(d)
	2,700,000	6.750		12/13/22	2,733,750

					8,284,359

Peru – 0.6%
ABY Transmision Sur SA (BBB/NR)(a)
	5,096,016	6.875		04/30/43	5,694,798
Corp. Lindley SA (BBB/NR)
	1,630,000	6.750	(a)	11/23/21	1,702,886
	3,560,000	6.750		11/23/21	3,719,185
	120,000	4.625	(a)	04/12/23	119,866

					11,236,735

Saudi Arabia(a) – 0.8%
KSA Sukuk Ltd. (NR/A1)
	14,400,000	4.303		01/19/29	14,346,000

Singapore – 0.3%
ABJA Investment Co. Pte Ltd. (BB-/NR)
	510,000	5.950		07/31/24	498,349
	4,256,000	5.450		01/24/28	3,617,600
Medco Platinum Road Pte Ltd. (B/B2)(d)
	1,120,000	6.750	(a)	01/30/25	956,200
	620,000	6.750		01/30/25	527,000
Medco Straits Services Pte Ltd. (B/B2)(d)
	400,000	8.500		08/17/22	389,500

					5,988,649

South Africa – 0.6%
Eskom Holdings SOC Ltd. (NR/NR)(f)
ZAR	—	0.000		12/31/18	339
Eskom Holdings SOC Ltd. (CCC+/B3)
	$1,690,000	5.750		01/26/21	1,591,980

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
South Africa – (continued)
Eskom Holdings SOC Ltd. (CCC+/B3) – (continued)
$	6,640,000	6.750%		08/06/23	$ 6,042,400
	3,140,000	7.125		02/11/25	2,857,400

					10,492,119

Thailand(a) – 0.2%
Thaioil Treasury Center Co, Ltd. (BBB/Baa1)
	1,630,000	4.625		11/20/28	1,637,988
	2,540,000	5.375		11/20/48	2,555,567

					4,193,555

Turkey – 1.9%
Akbank Turk AS (NR/Caa1)(c)(d) (5 Year USD Swap+4.0290%)
	3,874,000	6.797		04/27/28	3,234,790
Hazine Mustesarligi Varlik Kiralama AS (NR/Ba3)
	10,280,000	5.004		04/06/23	9,740,300
	18,880,000	5.004	(a)	04/06/23	17,888,800
TC Ziraat Bankasi AS (NR/B1)
	1,000,000	5.125		05/03/22	916,250
	2,370,000	5.125	(a)	09/29/23	2,088,563

					33,868,703

United Arab Emirates – 1.6%
Abu Dhabi Crude Oil Pipeline LLC (AA/NR)(a)
	19,620,000	4.600		11/02/47	19,129,500
Dolphin Energy Ltd. LLC (NR/A2)
	61,040	5.888		06/15/19	61,345
	3,580,000	5.500		12/15/21	3,723,200
DP World Ltd. (NR/Baa1)(a)
	790,000	5.625		09/25/48	740,625
Ruwais Power Co. PJSC (A-/A3)(a)
	3,700,000	6.000		08/31/36	4,023,750

					27,678,420

United States – 1.3%
Brazil Loan Trust 1 (BB-/NR)(a)(j)
	7,198,775	5.477		07/24/23	7,207,774
CEMEX Finance LLC (BB/NR)(d)
EUR	3,950,000	4.625		06/15/24	4,542,682
SASOL Financing USA LLC (BBB-/Baa3)(d)
$	11,680,000	5.875		03/27/24	11,592,400
The Bank of New York Mellon SA (NR/NR)(i)
	520,000	9.625		05/03/21	—

					23,342,856

Venezuela(h) – 2.0%
Petroleos de Venezuela SA (NR/NR)
	138,210,000	6.000		10/28/22	16,446,990

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Venezuela(h) – (continued)
Petroleos de Venezuela SA (D/NR)
$	84,190,000	6.000%	05/16/24	$ 12,418,025
	20,167,934	6.000	11/15/26	2,967,332
	19,170,000	5.375	04/12/27	2,827,575
	2,180,000	5.500	04/12/37	320,746

				34,980,668

TOTAL CORPORATE OBLIGATIONS (Cost $598,955,266)				$ 513,749,829

	Shares	Description		Value

Common Stock(i) – 0.0%
Media – 0.0%
	3	New Cotai Class B Shares (Cost $—)		$ —

Principal Amount		Interest Rate	Maturity Date	Value

Municipal Debt Obligations(h) – 0.7%
Puerto Rico – 0.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 B (NR/Ca)(d)
$	325,000	6.050%	08/01/37	$ 246,187
	155,000	6.050	08/01/39	117,413
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 C (NR/Ca)(d)
	1,435,000	6.000	08/01/31	1,087,012
	345,000	6.000	08/01/32	261,337
	1,075,000	6.000	08/01/38	814,312
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2008 A (NR/Ca)(d)
	125,000	6.130	08/01/28	94,688
	65,000	6.130	08/01/29	49,238
	420,000	6.130	08/01/30	318,150
	415,000	6.130	08/01/37	314,362
	730,000	6.130	08/01/38	552,975
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2009 C (NR/Ca)(d)
	50,000	5.750	08/01/57	38,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C (NR/Ca)
	135,000	5.000	08/01/21	104,625
	855,000	5.000 (d)	08/01/40	662,625

Principal Amount		Interest Rate		Maturity Date	Value

Municipal Debt Obligations (h) – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C (NR/Ca) – (continued)
$	725,000	5.250	%(d)	08/01/40	$ 561,875
	290,000	5.000	(d)	08/01/46	224,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 D (NR/Ca)(d)
	130,000	4.850		08/01/36	98,313
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (NR/Ca)(d)
	3,885,000	5.500		08/01/22	1,801,669
	4,210,000	5.250		08/01/27	1,952,387
	1,430,000	6.750		08/01/32	663,162
	1,085,000	5.750		08/01/37	503,169
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (NR/Ca)(d)
	40,000	4.500		08/01/21	18,350
	280,000	5.500		08/01/37	129,850
	110,000	5.375		08/01/39	51,013
	20,000	5.500		08/01/42	9,275
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (NR/Ca)(d)
	70,000	5.000		08/01/35	32,463
	25,000	5.375		08/01/36	11,594
	25,000	5.375		08/01/38	11,594
	1,620,000	5.500		08/01/40	751,275
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (NR/Ca)(d)
	315,000	5.000		08/01/43	146,081

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $13,224,169)					$ 11,628,494

TOTAL INVESTMENTS – 93.3% (Cost $1,839,307,580)					$1,644,794,521

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.7%					118,296,726

NET ASSETS – 100.0%					$1,763,091,247

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $746,115,468, which represents approximately 42.3% of the Fund’s net assets as of December 31, 2018. The liquidity determination is unaudited.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

(b)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on December 31, 2018.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at December 31, 2018.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $6,014,849, which represents approximately 0.3% of the Fund’s net assets as of December 31, 2018.

(h)	Security is currently in default and/or non-income producing.

(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(j)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $7,207,774, which represents approximately 0.4% of the Fund’s net assets as of December 31, 2018.

Currency Abbreviations:
ARS	— Argentine Peso
BRL	— Brazilian Real
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi Offshore
COP	— Colombian Peso
CZK	— Czech Koruna
DOP	— Dominican Peso
EGP	— Egyptian Pound
EUR	— Euro
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PHP	— Philippine Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
SGD	— Singapore Dollar
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
CMT	— Constant Maturity Treasury Indexes
EURO	— Euro Offered Rate
ICE	— Inter Continental Exchange
JIBAR	— Johannesburg Interbank Agreed Rate
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
MTN	— Medium Term Note
PLC	— Public Limited Company
RB	— Revenue Bond
TIIE	— La Tasa de Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	ARS	95,552,781	USD	2,441,308	01/14/19	$43,595
	BRL	12,124,441	USD	3,104,294	01/03/19	23,107
	BRL	43,304,056	USD	11,090,136	02/04/19	58,703
	CNH	156,776,062	USD	22,649,162	03/20/19	172,079
	CZK	520,309,234	EUR	19,988,047	03/20/19	161,158
	EUR	9,073,376	USD	10,413,987	02/08/19	16,094
	HUF	912,408,613	EUR	2,827,322	03/20/19	13,080
	HUF	1,599,613,792	USD	5,666,964	03/20/19	73,917
	IDR	371,549,834,610	USD	25,153,038	01/14/19	594,150
	INR	134,485,181	USD	1,909,623	01/07/19	23,886
	INR	2,628,992,810	USD	37,168,993	01/15/19	593,394
	KRW	5,946,822,640	USD	5,315,636	01/28/19	28,326
	MXN	464,877,067	USD	22,505,657	03/20/19	854,158
	MYR	31,000,369	USD	7,421,482	01/07/19	79,213
	MYR	13,054,390	USD	3,126,515	01/10/19	32,578
	PHP	339,344,613	USD	6,399,192	01/04/19	57,927
	PLN	46,756,510	EUR	10,813,254	03/20/19	44,081
	PLN	11,763,441	USD	3,118,324	03/20/19	31,020
	SGD	5,500,072	USD	4,028,834	03/20/19	14,058
	TRY	10,975,171	USD	1,929,700	03/20/19	57,649
	TWD	293,592,341	USD	9,598,913	01/07/19	8,953
	USD	18,793,429	BRL	72,729,216	01/03/19	33,522
	USD	4,863,482	BRL	18,826,263	02/04/19	16,574
	USD	3,185,690	CNH	21,840,455	03/20/19	6,466
	USD	2,326,756	COP	7,510,071,697	01/28/19	17,670
	USD	258,470,664	EUR	224,448,726	02/08/19	461,069
	USD	3,282,128	IDR	47,316,796,582	01/14/19	3,229
	USD	3,178,931	KRW	3,534,399,520	01/28/19	2,832
	USD	7,795,146	RUB	520,437,728	02/21/19	378,540
	USD	8,222,662	TWD	251,037,886	01/07/19	7,400
	USD	5,672,104	ZAR	80,049,488	03/20/19	161,792

TOTAL						$4,070,220

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	BRL	109,356,139	USD	28,250,956	01/03/19	$(43,431)
	COP	33,243,860,107	USD	10,434,097	01/28/19	(212,765)
	EUR	2,657,521	CZK	68,851,373	03/20/19	(6,852)
	EUR	2,657,521	HUF	855,452,156	03/20/19	(4,542)
	EUR	2,907,606	PLN	12,567,544	03/20/19	(10,530)
	EUR	5,984,732	RON	28,119,264	03/20/19	(7,763)
	IDR	41,303,547,887	USD	2,876,292	01/14/19	(14,091)
	KRW	2,116,033,862	USD	1,909,623	01/28/19	(8,102)
	PHP	939,042,953	USD	17,893,349	01/04/19	(25,049)
	PLN	12,172,224	EUR	2,826,543	03/20/19	(1,796)
	RUB	923,093,885	USD	13,739,827	02/21/19	(585,093)
	SGD	2,741,392	USD	2,016,056	03/20/19	(963)
	TRY	23,576,490	USD	4,293,073	03/20/19	(23,916)
	TWD	251,037,886	USD	8,233,450	01/18/19	(8,855)
	USD	1,335,277	ARS	51,742,000	01/14/19	(10,302)
	USD	12,499,848	BRL	48,751,364	01/03/19	(75,168)
	USD	55,653,308	CNH	387,630,599	03/20/19	(772,467)
	USD	7,155,320	EUR	6,235,280	03/20/19	(37,436)
	USD	14,931,241	IDR	217,041,121,355	01/14/19	(108,999)
	USD	1,921,491	INR	134,485,181	01/07/19	(12,017)
	USD	36,165,543	INR	2,633,234,777	01/15/19	(1,657,775)
	USD	10,560,898	KRW	11,868,330,485	01/28/19	(104,278)
	USD	11,331,174	MXN	235,268,512	02/07/19	(568,696)
	USD	12,110,815	MXN	244,067,520	03/20/19	(153,444)
	USD	24,185,911	PHP	1,278,387,565	01/04/19	(139,506)
	USD	17,845,742	PHP	939,042,953	02/04/19	(27,286)
	USD	1,381,857	SGD	1,894,246	03/20/19	(10,530)
	USD	3,605,625	TRY	19,927,821	03/20/19	(2,842)
	USD	1,383,795	TWD	42,554,455	01/07/19	(8,808)
	USD	4,519,525	TWD	138,772,010	01/18/19	(26,975)
	USD	13,816,177	ZAR	199,679,685	01/15/19	(37,149)
	ZAR	229,474,106	USD	16,395,797	01/15/19	(475,401)
	ZAR	35,637,390	USD	2,528,854	03/20/19	(75,707)

TOTAL						$(5,258,534)

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Ultra Long U.S. Treasury Bonds	719	03/20/19	$115,511,843	$5,528,970
2 Year U.S. Treasury Notes	926	03/29/19	196,601,375	1,252,370
5 Year U.S. Treasury Notes	1,186	03/29/19	136,019,375	1,668,590
20 Year U.S. Treasury Bonds	626	03/20/19	91,396,000	4,233,123

Total				$12,683,053

Short position contracts:
Eurodollars	(178)	06/17/19	(43,305,175)	304,528
Eurodollars	(334)	12/14/20	(81,437,550)	(649,487)
Eurodollars	(3,128)	12/16/19	(761,277,000)	(2,574,726)
Ultra 10 Year U.S. Treasury Notes	(204)	03/20/19	(26,535,937)	(616,201)
10 Year U.S. Treasury Notes	(310)	03/20/19	(37,824,844)	(255,843)

Total				$(3,791,729)

TOTAL FUTURES CONTRACTS				$8,891,324

SWAP CONTRACTS — At December 31, 2018, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Received by the Fund (%)	Payments Made by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)

6.930%	Mexico IB TIIE 28D(a)	BoA Securities LLC	03/03/26	MXN 14,640	$(71,485)

*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made monthly.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

Mexico IB TIIE 28D(a)	7.600%	01/02/20	BRL	297,051		$580,943	$44,163	$536,780
3M JIBAR(b)	7.500	06/17/20	MXN	130,400		(98,674)	(4,228)	(94,446)
3M JIBAR(c)	7.500	09/19/20	ZAR	288,350		66,206	17,744	48,462
1M BID Avg(a)	8.000	01/04/21	BRL	141,000		471,809	58,945	412,864
8.900(b)	Mexico Interbank TIIE 28 Days	03/17/21	MXN	211,850	(e)	(58,633)	58	(58,691)
10.300(a)	1M BID Avg	01/03/22	BRL	50		(841)	(97)	(744)
8.900(d)	Mexico IB TIIE 28D(e)	03/20/22	EUR	29,280	(e)	(286,382)	(210,820)	(75,562)
2.450(d)	6M WIBOR(e)	12/20/22	PLN	69,000		(310,218)	(109,786)	(200,432)
2.550(d)	6M WIBOR(e)	03/21/23		280,680		(2,675,325)	180,834	(2,856,159)
0.500(d)	6M EURO(e)	03/20/24	EUR	35,360	(e)	(519,260)	(354,843)	(164,417)
0.750(d)	6M EURO(e)	03/20/26		43,170	(e)	(814,160)	(561,412)	(252,748)
3.250(f)	3M LIBOR(d)	10/27/28	$	20,640	(e)	(345,229)	(47,991)	(297,238)
Mexico Interbank TIIE 28 Days(b)	9.300	10/27/28	MXN	907,985	(e)	145,242	(873,162)	1,018,404
Mexico IB TIIE 28D(d)	6.750(e)	03/20/29	EUR	27,750	(e)	(464,983)	(223,753)	(241,230)
3M JIBAR(c)	8.500	03/20/29	ZAR	246,680	(e)	301,280	23,882	277,398
1.500(d)	6M EURO(e)	03/20/39	EUR	7,410	(e)	(242,939)	(135,707)	(107,232)
2.500(d)	6M WIBOR(e)	03/20/49		1,560	(e)	(50,263)	(20,284)	(29,979)

TOTAL						$(4,301,427)	$(2,216,457)	$(2,084,970)

(a)	Payments made at the termination date.
(b)	Payments made monthly.
(c)	Payments made quarterly.
(d)	Payments made annually.
(e)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2018.
(f)	Payments made semi-annually.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Credit Spread at December 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.462%	Barclays Bank PLC	06/20/22	$18,480	$(336,691)	$(120,156)	$(216,535)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	Barclays Bank PLC	06/20/21	7,030	(115,938)	18,878	(134,816)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.526	Barclays Bank PLC	12/20/22	10,860	(197,744)	(177,690)	(20,054)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.132	Barclays Bank PLC	09/20/19	3,350	(22,060)	(6,985)	(15,075)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.125	Barclays Bank PLC	03/20/19	8,490	(19,017)	(6,065)	(12,952)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.125	Barclays Bank PLC	03/20/19	4,140	(9,271)	(692)	(8,579)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.376	Barclays Bank PLC	12/20/21	17,730	(323,221)	(18,697)	(304,524)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	BoA Securities LLC	06/20/21	12,670	(208,955)	68,201	(277,156)

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Credit Spread at December 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased: (continued)
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.256%	BoA Securities LLC	12/20/20	$9,500	$(139,963)	$33,064	$(173,027)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.125	BoA Securities LLC	03/20/19	1,100	(2,464)	(89)	(2,375)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.119	BoA Securities LLC	06/20/19	2,680	(11,990)	(1,535)	(10,455)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	Citibank NA	06/20/21	65,930	(1,087,318)	212,663	(1,299,981)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.462	Citibank NA	06/20/22	9,400	(171,261)	(98,482)	(72,779)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.256	Citibank NA	12/20/20	20,690	(304,822)	85,389	(390,211)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.125	Citibank NA	03/20/19	27,520	(61,641)	(5,313)	(56,328)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.119	Citibank NA	06/20/19	22,250	(99,534)	(7,475)	(92,059)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.256	CS International (London)	12/20/20	1,160	(17,090)	5,776	(22,866)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	CS International (London)	06/20/21	3,770	(62,175)	(1,326)	(60,849)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.256	Deutsche Bank AG (London)	12/20/20	5,280	(77,789)	19,103	(96,892)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	Deutsche Bank AG (London)	06/20/21	28,030	(462,272)	53,791	(516,063)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.376	Deutsche Bank AG (London)	12/20/21	15,570	(283,843)	34,431	(318,274)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.462	JPMorgan Securities, Inc.	06/20/22	14,680	(267,458)	(151,597)	(115,861)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.526	JPMorgan Securities, Inc.	12/20/22	3,650	(66,461)	(66,381)	(80)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.125	JPMorgan Securities, Inc.	03/20/19	13,820	(30,955)	(3,537)	(27,418)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.119	JPMorgan Securities, Inc.	06/20/19	1,770	(7,918)	(899)	(7,019)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.376	JPMorgan Securities, Inc.	12/20/21	1,650	(30,080)	3,684	(33,764)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	JPMorgan Securities, Inc.	06/20/21	31,720	(523,127)	84,291	(607,418)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.256	JPMorgan Securities, Inc.	12/20/20	17,040	(251,049)	47,121	(298,170)

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Credit Spread at December 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased: (continued)
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.328%	UBS AG (London)	06/20/21	$18,520	$(305,432)	$42,190	$(347,622)
Protection Sold:
Republic of Colombia, 10.375%, 01/28/33	1.000	0.674	Barclays Bank PLC	12/20/19	5,720	19,870	(45,948)	65,818
Republic of Chile, 3.875%, 08/05/20	1.000	0.281	Citibank NA	12/20/20	11,510	164,000	(61,850)	225,850
Republic of Colombia, 10.375%, 01/28/33	1.000	1.287	Citibank NA	12/20/22	3,940	(40,718)	—	(40,718)
Russian Federation, 7.500%, 03/31/30	1.000	1.449	Citibank NA	06/20/23	5,540	(100,705)	(100,360)	(345)
Islamic Republic of Pakistan, 6.875, 12/05/27	5.000	2.687	Citibank NA	09/20/19	7,030	127,024	36,944	90,080
Republic of Colombia, 10.375%, 01/28/33	1.000	1.287	JPMorgan Securities, Inc.	12/20/22	3,600	(37,205)	1,320	(38,525)

TOTAL						$(5,365,273)	$(128,231)	$(5,237,042)

(a)	Payments made quarterly.

(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at December 31, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
CDX.EM Index 30	(1.000)%	2.065%	12/20/23	$75,590	$3,523,777	$3,404,758	$119,019
Republic of Turkey, 11.875%, 01/15/30	(1.000)	3.572%	12/20/23	3,420	375,509	369,996	5,513
Republic of South Africa, 5.500%, 03/09/20	(1.000)	2.212%	12/20/23	4,930	264,712	296,787	(32,075)
Protection Sold:
Republic of the Philippines, 10.625%, 03/16/25	1.000	0.869%	12/20/23	9,460	60,183	13,353	46,830
Republic of Colombia, 10.375%, 01/28/33	1.000	1.445%	06/20/23	2,770	(49,997)	(11,752)	(38,245)
Republic of Colombia, 10.375%, 01/28/33	1.000	1.571%	12/20/23	53,990	(1,380,172)	(703,004)	(677,168)
Russian Federation, 7.500%, 03/31/30	1.000	1.449%	06/20/23	1,770	(32,175)	(23,889)	(8,286)

TOTAL					$2,761,837	$3,346,249	$(584,412)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Abbreviations:
1M BID Avg	— 1 month Brazilian Interbank Deposit Average
BoA Securities LLC	— Bank of America Securities LLC
CDX.EM Index 30	— CDX Emerging Markets Index 30
CS International (London)	— Credit Suisse International (London)
Mexico IB TIIE 28D	— Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	— Morgan Stanley & Co. International PLC

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(a)(b) – 2.3%
Consumer Cyclical Services - Business – 0.6%
First Data Corp. (BB/Ba2) (1M LIBOR + 2.000%)
$12,529,697	4.504%		07/08/22	$ 12,012,847

Food & Beverages – 0.2%
Shearer’s Foods, Inc. (CCC/Caa2) (1M LIBOR + 6.750%)
4,935,667	9.272		06/30/22	4,540,813

Health Care - Services – 0.2%
Team Health Holdings, Inc. (B/B2) (1M LIBOR + 2.750%)
4,691,438	5.272		02/06/24	4,181,244

Media - Cable – 0.2%
Numericable Group SA (NR/NR) (1M LIBOR + 3.688%)
3,930,151	6.196		01/31/26	3,639,319

Software – 0.4%
Infor (US), Inc. (B/B1) (1M LIBOR + 2.750%)
7,581,194	5.272		02/01/22	7,253,080

Technology - Software/Services – 0.7%
Financial & Risk US Holdings, Inc. (B/B2) (1M LIBOR + 3.750%)
6,150,000	6.272		10/01/25	5,842,500
SS&C Technologies Holdings Europe S.a.r.l. (BB/Ba3) (1M LIBOR + 2.250%)
2,656,148	4.772		04/16/25	2,500,577
SS&C Technologies, Inc. (BB/Ba3) (1M LIBOR + 2.250%)
7,002,511	4.772		04/16/25	6,592,374

				14,935,451

TOTAL BANK LOANS (Cost $49,388,959)				$ 46,562,754

Corporate Obligations – 90.4%
Aerospace & Defense – 2.3%
Arconic, Inc. (BBB-/Ba2)
$2,000,000	6.150%		08/15/20	$ 2,040,480
2,000,000	5.400	(c)	04/15/21	2,020,000
2,100,000	6.750		01/15/28	2,044,875
6,200,000	5.950		02/01/37	5,744,052
Bombardier, Inc. (B-/Caa1)(d)
10,200,000	8.750		12/01/21	10,506,000
2,800,000	6.000	(c)	10/15/22	2,625,000
950,000	6.125		01/15/23	890,625
16,200,000	7.500	(c)	03/15/25	15,268,500
TransDigm, Inc. (B-/B3)(c)
3,000,000	6.500		05/15/25	2,868,750
3,300,000	6.375		06/15/26	3,073,125

				47,081,407

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Automotive – 1.6%
American Axle & Manufacturing, Inc. (B/B2)(c)
$7,850,000	6.250%	04/01/25	$ 7,153,312
CB Lear Corp. (NR/NR)(c)(e)(f)
6,750,000	8.500	12/01/13	—
Cooper-Standard Automotive, Inc. (B+/B1)(c)(d)
4,350,000	5.625	11/15/26	3,828,000
Delphi Technologies PLC (BB/B1)(d)
11,700,000	5.000	10/01/25	9,860,269
General Motors Liquidation Co. (NR/NR)(e)(f)
2,000,000	7.700	04/15/16	—
7,125,000	7.125	07/15/13	—
1,000,000	8.800	03/01/49	—
14,500,000	8.375	07/15/49	—
IHO Verwaltungs GmbH (BB+/Ba1)(c)(d)(g)
(PIK + 5.500%, Cash 4.750%)
2,495,000	4.750	09/15/26	2,176,888
(PIK 4.875%, Cash 4.125%)
2,250,000	4.125	09/15/21	2,145,938
Navistar International Corp. (CCC+/Caa1)(c)(d)
8,250,000	6.625	11/01/25	7,909,687

			33,074,094

Banks – 1.0%
CIT Group, Inc. (BB/Ba1)
2,845,000	6.125	03/09/28	2,834,331
Citigroup, Inc. (BB+/Ba2)(b)(c) (3M USD LIBOR + 3.423%)
3,000,000	6.300	05/15/49	2,748,750
Deutsche Bank AG (BB+/Ba2)(b)(c) (5 year USD ICE Swap + 2.553%)
4,950,000	4.875	12/01/32	3,873,895
Intesa Sanpaolo SpA (BB+/Ba1)(d)
6,500,000	5.710	01/15/26	5,915,000
Royal Bank of Scotland Group PLC (B+/Ba2)(b)(c) (3M USD LIBOR + 2.320%)
2,200,000	5.123	12/31/49	1,960,750
UniCredit SpA (BB+/Ba1)(b)(c)(d) (5 year USD ICE Swap + 3.703%)
1,925,000	5.861	06/19/32	1,694,657
Westpac Banking Corp. (BB+/Baa2)(b)(c) (5 year USD ICE Swap + 2.888%)
2,225,000	5.000	09/21/99	1,875,232

			20,902,615

Biotechnology(c)(d)(g) – 0.3%
Sotera Health Topco, Inc. (CCC+/Caa2)(PIK 8.875%, Cash 8.125%)
7,000,000	8.125	11/01/21	6,475,000

Building Materials(c) – 1.9%
American Woodmark Corp. (BB/Ba3)(d)
3,050,000	4.875	03/15/26	2,706,875
BMC East LLC (BB/B2)(d)
6,150,000	5.500	10/01/24	5,734,875
Cemex SAB de CV (BB/NR)(d)
5,000,000	7.750	04/16/26	5,256,250
Jeld-Wen, Inc. (BB-/B1)(d)
2,400,000	4.875	12/15/27	2,064,000

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Building Materials(c) – (continued)
Masonite International Corp. (BB+/Ba3)(d)
	$4,000,000	5.625%	03/15/23	$ 3,880,000
	2,950,000	5.750	09/15/26	2,773,000
NCI Building Systems, Inc. (B-/Caa1)(d)
	6,000,000	8.000	04/15/26	5,490,000
Standard Industries, Inc. (BBB-/Ba2)(d)
	4,000,000	5.375	11/15/24	3,765,000
	4,800,000	5.000	02/15/27	4,224,000
Summit Materials LLC/Summit Materials Finance Corp. (BB/B3)
	2,000,000	6.125	07/15/23	1,980,000

				37,874,000

Capital Goods(c)(e)(f) – 0.0%
LyondellBasell Industries NV (NR/NR)
EUR	2,250,000	4.625	02/26/55	—

Chemicals – 3.3%
Alpha 2 B.V. (CCC+/Caa1)(c)(d)(g) (PIK 9.500%, Cash 8.750%)
	$4,100,000	8.750	06/01/23	3,936,000
Alpha 3 B.V./Alpha US Bidco, Inc. (CCC+/Caa1)(c)(d)
	4,150,000	6.250	02/01/25	3,906,188
Axalta Coating Systems LLC (BB-/B1)(c)(d)
	3,150,000	4.875	08/15/24	2,976,750
CF Industries, Inc. (BB+/Ba3)
	5,250,000	5.375	03/15/44	4,252,500
Ingevity Corp. (NR/Ba3)(c)(d)
	3,050,000	4.500	02/01/26	2,760,250
Momentive Performance Materials, Inc. (NR/NR)(c)(e)(f)
	3,110,000	8.875	10/15/20	—
Nell AF S.a.r.l. (NR/NR)(e)(f)
	10,625,000	8.375	12/30/49	—
Olin Corp. (BB+/Ba1)(c)
	4,550,000	5.000	02/01/30	3,958,500
PQ Corp. (B/Caa1)(c)(d)
	5,050,000	5.750	12/15/25	4,683,875
PQ Corp. (BB-/B2)(c)(d)
	3,500,000	6.750	11/15/22	3,600,625
SPCM SA (BB+/Ba2)(c)(d)
	4,950,000	4.875	09/15/25	4,405,500
Starfruit Finco B.V./Starfruit US Holdco LLC (B-/Caa1)(c)(d)
	5,950,000	8.000	10/01/26	5,593,000
Valvoline, Inc. (BB+/Ba3)(c)
	4,150,000	5.500	07/15/24	4,051,437
	3,900,000	4.375	08/15/25	3,631,875
Versum Materials, Inc. (BB+/Ba3)(c)(d)
	6,700,000	5.500	09/30/24	6,633,000
WR Grace & Co-Conn (BB-/Ba3)(d)
	2,400,000	5.125	10/01/21	2,379,000
	11,000,000	5.625	10/01/24	11,000,000

				67,768,500

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Commercial Services(c) – 2.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (BB/B1)
$850,000	5.500%		04/01/23	$ 822,375
7,650,000	6.375	(d)	04/01/24	7,305,750
Graham Holdings Co. (BB+/Ba1)(d)
3,100,000	5.750		06/01/26	3,158,125
Nielsen Finance LLC/Nielsen Finance Co. (BB/B1)(d)
8,050,000	5.000		04/15/22	7,717,937
Refinitiv US Holdings, Inc. (B-/Caa2)(d)
5,800,000	8.250		11/15/26	5,299,750
Team Health Holdings, Inc. (CCC+/Caa2)(d)(h)
5,200,000	6.375		02/01/25	4,225,000
The Hertz Corp. (B+/B1)(d)
4,950,000	7.625		06/01/22	4,665,375
The Hertz Corp. (B-/B3)
5,550,000	7.375		01/15/21	5,383,500
United Rentals North America, Inc. (BB/Ba3)
3,250,000	5.875		09/15/26	3,087,500
4,300,000	6.500		12/15/26	4,235,500
2,750,000	4.875		01/15/28	2,413,125

				48,313,937

Computers(c) – 1.6%
Banff Merger Sub, Inc. (CCC+/Caa2)(d)
3,100,000	9.750		09/01/26	2,836,500
Dell International LLC/EMC Corp. (BB/Ba2)(d)
8,700,000	5.875		06/15/21	8,678,250
13,500,000	7.125		06/15/24	13,736,250
NCR Corp. (BB/B1)
4,315,000	5.000		07/15/22	4,056,100
Western Digital Corp. (BB+/Baa3)
4,385,000	4.750		02/15/26	3,803,988

				33,111,088

Distribution & Wholesale(c) – 1.5%
Core & Main LP (B-/Caa1)(d)
18,000,000	6.125		08/15/25	15,840,000
H&E Equipment Services, Inc. (BB-/B2)
8,350,000	5.625		09/01/25	7,661,125
Performance Food Group, Inc. (BB/B2)(d)
6,200,000	5.500		06/01/24	6,045,000

				29,546,125

Diversified Financial Services – 3.7%
Ally Financial, Inc. (BB+/NR)
5,800,000	4.125		02/13/22	5,626,000
Ally Financial, Inc. (BB+/Ba3)
8,700,000	8.000		11/01/31	9,635,250
Curo Group Holdings Corp. (B-/B3)(c)(d)
5,050,000	8.250		09/01/25	3,926,375
Lions Gate Capital Holdings LLC (B-/B2)(c)(d)
5,000,000	5.875		11/01/24	4,906,250
Nationstar Mortgage Holdings, Inc. (B+/B2)(c)(d)
8,750,000	8.125		07/15/23	8,553,125

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Distribution & Wholesale(c) – 1.5%
Navient Corp. (B+/Ba3)
$6,000,000	5.875%		03/25/21	$ 5,760,000
2,850,000	6.625		07/26/21	2,757,375
1,050,000	7.250		01/25/22	1,013,250
7,300,000	5.500		01/25/23	6,405,750
8,000,000	6.125		03/25/24	6,860,000
2,800,000	6.750		06/15/26	2,324,000
Quicken Loans, Inc. (BB/Ba1)(c)(d)
6,900,000	5.250		01/15/28	6,175,500
Springleaf Finance Corp. (B+/B1)
8,500,000	5.625		03/15/23	7,873,125
4,775,000	7.125		03/15/26	4,255,719

				76,071,719

Electrical(c) – 2.1%
Calpine Corp. (B/B2)
13,600,000	5.750		01/15/25	12,427,000
Calpine Corp. (BB/Ba2)(d)
9,350,000	5.250		06/01/26	8,531,875
NRG Energy, Inc. (BB/Ba3)
3,300,000	6.625		01/15/27	3,324,750
4,700,000	5.750		01/15/28	4,523,750
Talen Energy Supply LLC (B+/B3)
2,250,000	9.500	(d)	07/15/22	2,250,000
1,950,000	6.500		06/01/25	1,394,250
1,900,000	10.500	(d)	01/15/26	1,605,500
Vistra Energy Corp. (BB/Ba3)
8,000,000	7.375		11/01/22	8,260,000
Vistra Operations Co. LLC (BB/Ba3)(d)
250,000	5.500		09/01/26	240,000

				42,557,125

Electrical Components & Equipment(c) – 0.3%
WESCO Distribution, Inc. (BB/B1)
5,250,000	5.375		12/15/21	5,197,500

Electronics(c)(d) – 0.2%
Resideo Funding, Inc. (BB+/B1)
4,400,000	6.125		11/01/26	4,391,077

Energy - Exploration & Production(c)(e)(f) – 0.0%
Berry Petroleum Co. LLC (NR/NR)
2,050,000	6.750		11/01/20	—

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Energy - Exploration & Production(c)(e)(f) – (continued)
Berry Petroleum Co. LLC (NR/NR) – (continued)
$28,160,000	6.375%	09/15/22	$ —

			—

Engineering & Construction(c) – 0.3%
AECOM (BB-/Ba3)
6,900,000	5.125	03/15/27	5,934,000

Entertainment(c) – 2.4%
AMC Entertainment Holdings, Inc. (B-/B3)
4,700,000	5.750	06/15/25	4,147,750
5,650,000	5.875	11/15/26	4,851,938
Cinemark USA, Inc. (BB/B2)
5,850,000	4.875	06/01/23	5,601,375
Mohegan Gaming & Entertainment (CCC+/B3)(d)
8,900,000	7.875	10/15/24	8,321,500
New Cotai LLC/New Cotai Capital Corp. (NR/NR)(d)(g) (PIK 10.625%, Cash 10.625%)
1,668,864	10.625	05/01/19	917,875
Scientific Games International, Inc. (B-/Caa1)
18,700,000	10.000	12/01/22	18,957,125
Stars Group Holdings B.V./Stars Group US Co-Borrower LLC (B-/Caa1)(d)
6,000,000	7.000	07/15/26	5,820,000

			48,617,563

Environmental(c)(d) – 0.4%
Waste Pro USA, Inc. (B+/B3)
8,900,000	5.500	02/15/26	8,210,250

Food & Drug Retailing(c) – 1.6%
B&G Foods, Inc. (BB-/B2)
550,000	4.625	06/01/21	539,688
8,175,000	5.250	04/01/25	7,582,312
Chobani LLC/Chobani Finance Corp., Inc. (CCC+/Caa2)(d)
6,300,000	7.500	04/15/25	4,961,250
Post Holdings, Inc. (B+/B3)(d)
5,000,000	5.000	08/15/26	4,550,000
11,250,000	5.750	03/01/27	10,532,812
5,700,000	5.625	01/15/28	5,258,250

			33,424,312

Food Service(c)(d) – 0.1%
Aramark Services, Inc. (BB/Ba3)
3,100,000	5.000	02/01/28	2,883,000

Gas(c) – 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp. (NR/Ba3)
7,000,000	5.750	05/20/27	6,256,250

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Healthcare Providers & Services – 6.1%
Acadia Healthcare Co., Inc. (B-/B3)(c)
$5,000,000	5.625%		02/15/23	$ 4,700,000
1,900,000	6.500		03/01/24	1,828,750
Centene Corp. (BB+/Ba1)(c)(d)
2,400,000	5.375		06/01/26	2,343,000
CHS/Community Health Systems, Inc. (B-/Caa1)(c)
13,300,000	5.125		08/01/21	12,335,750
DaVita, Inc. (B+/Ba3)(c)
4,500,000	5.125		07/15/24	4,218,750
Envision Healthcare Corp. (B-/Caa1)(c)(d)
5,600,000	8.750		10/15/26	4,844,000
HCA, Inc. (BB-/Ba2)
8,900,000	7.500		02/15/22	9,434,000
9,200,000	5.375		02/01/25	8,970,000
HCA, Inc. (BBB-/Ba1)
18,650,000	6.500		02/15/20	19,117,182
8,750,000	5.250		04/15/25	8,706,250
Hologic, Inc. (BB-/Ba3)(c)(d)
1,930,000	4.375		10/15/25	1,794,900
MPH Acquisition Holdings LLC (B-/Caa1)(c)(d)
8,500,000	7.125		06/01/24	7,926,250
Polaris Intermediate Corp. (B-/Caa2)(c)(d)(g) (PIK 9.250%, Cash 8.500%)
4,200,000	8.500		12/01/22	3,832,500
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. (CCC+/Caa1)(c)(d)
5,000,000	9.750		12/01/26	4,762,500
Tenet Healthcare Corp. (B-/Ba3)(c)
3,200,000	5.125		05/01/25	2,976,000
Tenet Healthcare Corp. (BB-/Ba3)(c)
6,500,000	4.625		07/15/24	6,061,250
Tenet Healthcare Corp. (CCC+/Caa1)
13,209,000	8.125		04/01/22	13,209,000
7,550,000	7.000	(c)(h)	08/01/25	6,936,563

				123,996,645

Home Builders – 2.2%
Beazer Homes USA, Inc. (NR/B3)(c)
6,200,000	8.750		03/15/22	6,192,250
Beazer Homes USA, Inc. (B-/B3)(c)
509,000	7.250		02/01/23	475,915
1,450,000	5.875		10/15/27	1,138,250
Brookfield Residential Properties, Inc. (B+/B1)(c)(d)
5,000,000	6.375		05/15/25	4,562,500
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (B+/B1)(c)(d)
3,000,000	6.125		07/01/22	2,842,500
Lennar Corp. (BB+/Ba1)
3,650,000	5.375		10/01/22	3,622,625
5,000,000	4.750	(c)	11/15/22	4,862,500

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Home Builders – (continued)
Lennar Corp. (BB+/Ba1) – (continued)
$3,000,000	5.875	%(c)	11/15/24	$ 3,000,000
4,175,000	4.750	(c)	11/29/27	3,788,812
TRI Pointe Group, Inc. (BB-/Ba3)(c)
4,050,000	5.250		06/01/27	3,199,500
William Lyon Homes, Inc. (B+/B2)(c)
400,000	7.000		08/15/22	398,000
10,000,000	6.000		09/01/23	9,000,000
1,850,000	5.875		01/31/25	1,577,125

				44,659,977

Insurance(c)(d) – 0.5%
Fidelity & Guaranty Life Holdings, Inc. (BB+/Ba2)
7,550,000	5.500		05/01/25	7,229,125
USIS Merger Sub, Inc. (CCC+/Caa2)
3,500,000	6.875		05/01/25	3,220,000

				10,449,125

Internet – 1.2%
Netflix, Inc. (BB-/Ba3)
15,200,000	4.875		04/15/28	13,832,000
Symantec Corp. (BB+/Baa3)(c)(d)
2,400,000	5.000		04/15/25	2,241,578
VeriSign, Inc. (BBB-/Ba2)(c)
5,350,000	4.750		07/15/27	5,002,250
Zayo Group LLC/Zayo Capital, Inc. (B/B3)(c)(d)
3,800,000	5.750		01/15/27	3,382,000

				24,457,828

Iron/Steel(c) – 1.2%
AK Steel Corp. (BB-/B1)
4,350,000	7.500		07/15/23	4,317,375
Cleveland-Cliffs, Inc. (B/B1)
9,800,000	5.750		03/01/25	8,820,000
Steel Dynamics, Inc. (BB+/Ba1)
2,850,000	5.250		04/15/23	2,828,625
United States Steel Corp. (B/B2)
9,600,000	6.875		08/15/25	8,880,000

				24,846,000

Leisure Time(c)(d) – 0.6%
Sabre GLBL, Inc. (BB/Ba2)
650,000	5.375		04/15/23	646,750
1,800,000	5.250		11/15/23	1,768,500
Viking Cruises Ltd. (B/B3)
3,730,000	5.875		09/15/27	3,478,225
VOC Escrow Ltd. (BB-/Ba2)
7,100,000	5.000		02/15/28	6,576,375

				12,469,850

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Lodging – 1.7%
MGM Resorts International (BB-/Ba3)
$15,350,000	6.625%		12/15/21	$ 15,810,500
13,000,000	7.750		03/15/22	13,812,500
5,450,000	5.750	(c)	06/15/25	5,266,062

				34,889,062

Machinery-Diversified(c)(d) – 0.9%
Mueller Water Products, Inc. (BB/Ba3)
5,300,000	5.500		06/15/26	5,141,000
RBS Global, Inc./Rexnord LLC (B+/B1)
5,750,000	4.875		12/15/25	5,246,875
Titan Acquisition Ltd./Titan Co-Borrower LLC (CCC+/Caa2)
9,700,000	7.750		04/15/26	8,342,000

				18,729,875

Media – 11.1%
Altice Financing SA (B+/B2)(c)(d)
9,877,000	6.625		02/15/23	9,469,574
20,000,000	7.500		05/15/26	18,200,000
Altice Finco SA (CCC+/Caa1)(c)(d)
6,700,000	8.125		01/15/24	6,264,500
Altice France SA (B/B2)(c)(d)
6,000,000	6.250		05/15/24	5,595,000
9,105,000	7.375		05/01/26	8,353,837
4,500,000	8.125		02/01/27	4,230,000
Altice Luxembourg SA (B-/Caa1)(c)(d)
10,100,000	7.750		05/15/22	9,203,625
AMC Networks, Inc. (BB/Ba3)(c)
5,000,000	5.000		04/01/24	4,725,000
1,050,000	4.750		08/01/25	950,250
CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)(c)(d)
2,000,000	5.875		04/01/24	1,990,000
18,000,000	5.750		02/15/26	17,640,000
3,555,000	5.500		05/01/26	3,421,688
7,500,000	5.875		05/01/27	7,312,500
10,940,000	5.000		02/01/28	10,064,800
CSC Holdings LLC (B-/B2)
10,000,000	10.125	(c)(d)	01/15/23	10,787,500
2,650,000	5.250		06/01/24	2,431,375
2,150,000	7.750	(c)(d)	07/15/25	2,184,938
CSC Holdings LLC (BB/Ba2)(c)(d)
14,200,000	5.500		05/15/26	13,436,750

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Media – (continued)
CSC Holdings LLC (BB/Ba2)(c)(d) – (continued)
$8,500,000	5.500%	04/15/27	$ 7,947,500
DISH DBS Corp. (B-/B1)
4,700,000	6.750	06/01/21	4,641,250
11,050,000	5.875	07/15/22	10,166,000
12,850,000	7.750	07/01/26	10,633,375
Gray Escrow, Inc. (B+/B3)(c)(d)
6,050,000	7.000	05/15/27	5,883,625
Meredith Corp. (B/B3)(c)(d)
8,050,000	6.875	02/01/26	7,919,187
Nexstar Broadcasting, Inc. (B+/B3)(c)(d)
6,750,000	5.625	08/01/24	6,311,250
Sirius XM Radio, Inc. (BB/Ba3)(c)(d)
15,750,000	5.000	08/01/27	14,391,562
The E.W. Scripps Co. (BB-/B1)(c)(d)
2,475,000	5.125	05/15/25	2,289,375
Univision Communications, Inc. (B/B2)(c)(d)
6,150,000	5.125	05/15/23	5,527,313
UPCB Finance IV Ltd. (BB/Ba3)(c)(d)
4,600,000	5.375	01/15/25	4,306,750
Virgin Media Secured Finance PLC (BB-/Ba3)(c)(d)
12,000,000	5.500	08/15/26	11,070,000

			227,348,524

Media - Cable(e)(f) – 0.0%
Adelphia Communications Corp. (NR/NR)
2,000,000	10.250	06/15/49	—

Metal Fabricate & Hardware(c) – 1.1%
Novelis Corp. (B+/B2)(d)
4,800,000	6.250	08/15/24	4,524,000
8,950,000	5.875	09/30/26	7,853,625
Park-Ohio Industries, Inc. (B/B3)
9,850,000	6.625	04/15/27	9,382,125

			21,759,750

Mining(c) – 2.4%
Alcoa Nederland Holding B.V. (BB+/Ba1)(d)
3,050,000	7.000	09/30/26	3,151,309
2,900,000	6.125	05/15/28	2,769,500
Constellium NV (B-/B2)(d)
4,250,000	5.750	05/15/24	3,920,625
3,200,000	6.625	03/01/25	2,992,000
FMG Resources August 2006 Pty Ltd. (BB+/Ba1)(d)
7,500,000	5.125	03/15/23	7,059,375
Freeport-McMoRan, Inc. (BB/Ba2)
14,400,000	3.550	03/01/22	13,626,000
Hudbay Minerals, Inc. (B+/B3)(d)
5,000,000	7.250	01/15/23	4,943,750
New Gold, Inc. (B/Caa1)(d)
7,400,000	6.250	11/15/22	6,216,000

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Mining(c) – (continued)
Teck Resources Ltd. (BB+/Ba2)
$4,000,000	6.000%		08/15/40	$ 3,720,000

				48,398,559

Miscellaneous Manufacturing(c)(d) – 0.2%
EnPro Industries, Inc. (BB/B1)
4,850,000	5.750		10/15/26	4,704,500

Oil Field Services – 10.3%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. (CCC+/B3)(c)
2,600,000	7.875		12/15/24	1,651,000
Antero Resources Corp. (BB+/Ba3)(c)
3,850,000	5.375		11/01/21	3,715,250
400,000	5.125		12/01/22	376,000
7,900,000	5.625		06/01/23	7,524,750
California Resources Corp. (B-/Caa2)(c)(d)
3,500,000	8.000		12/15/22	2,362,500
California Resources Corp. (CCC-/Caa3)(c)
3,600,000	6.000		11/15/24	2,196,000
Chesapeake Energy Corp. (B-/B3)
1,800,000	5.375	(c)	06/15/21	1,638,000
8,500,000	5.750		03/15/23	7,352,500
2,950,000	8.000	(c)	01/15/25	2,603,375
3,350,000	8.000	(c)	06/15/27	2,847,500
CrownRock LP/CrownRock Finance, Inc. (BB-/B3)(c)(d)
8,550,000	5.625		10/15/25	7,759,125
CVR Refining LLC/Coffeyville Finance, Inc. (BB-/B1)(c)
500,000	6.500		11/01/22	493,750
Denbury Resources, Inc. (B+/B3)(c)(d)
4,400,000	9.000		05/15/21	4,125,000
Diamondback Energy, Inc. (BB+/Ba2)(c)(d)
3,750,000	4.750		11/01/24	3,618,750
Ensco PLC (B/B3)(c)
3,400,000	7.750		02/01/26	2,516,000
3,100,000	5.750		10/01/44	1,728,250
EP Energy LLC/Everest Acquisition Finance, Inc. (CCC-/Caa2)(c)(d)
2,900,000	9.375		05/01/24	1,232,500
EP Energy LLC/Everest Acquisition Finance, Inc. (CCC-/Caa3)(c)
1,450,000	9.375		05/01/20	1,087,500
Exterran Energy Solutions LP/EES Finance Corp. (B+/NR)(c)
5,250,000	8.125		05/01/25	5,040,000
Gulfport Energy Corp. (BB-/B1)(c)
3,300,000	6.000		10/15/24	2,920,500
7,500,000	6.375		05/15/25	6,562,500
3,200,000	6.375		01/15/26	2,752,000
Halcon Resources Corp. (CCC+/Caa1)(c)
10,300,000	6.750		02/15/25	7,570,500

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – (continued)
Jagged Peak Energy LLC (B/B3)(c)(d)
$2,100,000	5.875%		05/01/26	$ 1,942,500
Laredo Petroleum, Inc. (B+/B2)(c)
5,000,000	5.625		01/15/22	4,525,000
5,150,000	6.250		03/15/23	4,609,250
Matador Resources Co. (BB-/B2)(c)
2,400,000	5.875		09/15/26	2,208,000
MEG Energy Corp. (BB+/B3)(c)(d)
1,450,000	6.500		01/15/25	1,468,125
MEG Energy Corp. (BB-/Caa2)(c)(d)
1,500,000	6.375		01/30/23	1,425,000
1,950,000	7.000		03/31/24	1,852,500
Nabors Industries, Inc. (BB/B1)
1,950,000	5.500	(c)	01/15/23	1,545,375
5,000,000	0.750		01/15/24	3,070,835
Nine Energy Service, Inc. (B/B3)(c)(d)
2,050,000	8.750		11/01/23	1,947,500
Noble Holding International Ltd. (B/Caa1)(c)
5,000,000	7.750		01/15/24	3,825,000
Noble Holding International Ltd. (B+/B2)(c)(d)
4,565,000	7.875		02/01/26	3,908,781
Oasis Petroleum, Inc. (BB-/B3)(c)
8,391,000	6.875		03/15/22	7,971,450
Parsley Energy LLC/Parsley Finance Corp. (BB-/B1)(c)(d)
6,750,000	5.625		10/15/27	6,176,250
Precision Drilling Corp. (BB/B3)(c)
4,900,000	7.750		12/15/23	4,508,000
QEP Resources, Inc. (BB/Ba3)(c)
12,765,000	5.625		03/01/26	10,594,950
Range Resources Corp. (BB+/Ba3)(c)
1,400,000	5.000		03/15/23	1,239,000
4,500,000	4.875		05/15/25	3,712,500
Rowan Cos., Inc. (B-/Caa1)(c)
1,050,000	4.750		01/15/24	787,500
1,800,000	7.375		06/15/25	1,458,000
4,550,000	5.400		12/01/42	2,752,750
SM Energy Co. (BB-/B2)(c)
5,000,000	5.000		01/15/24	4,325,000
5,750,000	6.750		09/15/26	5,146,250
Transocean, Inc. (B/B3)(c)(d)
3,300,000	9.000		07/15/23	3,283,500
5,700,000	7.500		01/15/26	4,987,500
Transocean, Inc. (B-/Caa2)
10,000,000	7.500		04/15/31	7,600,000
Trinidad Drilling Ltd. (BB-/B3)(c)(d)
3,100,000	6.625		02/15/25	3,115,500

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – (continued)
USA Compression Partners LP/USA Compression Finance Corp. (B+/B3)(c)(d)
$5,900,000	6.875%		04/01/26	$ 5,664,000
Weatherford International Ltd. (CCC-/Caa3)
1,650,000	7.750	(c)	06/15/21	1,237,500
10,100,000	6.500		08/01/36	5,201,500
Whiting Petroleum Corp. (BB/B2)(c)
1,350,000	6.250		04/01/23	1,248,750
6,800,000	6.625		01/15/26	5,814,000
WPX Energy, Inc. (BB-/B1)(c)
5,000,000	8.250		08/01/23	5,200,000
3,350,000	5.250		09/15/24	3,031,750
3,500,000	5.750		06/01/26	3,167,500

				210,224,266

Packaging – 1.7%
ARD Finance SA (B-/Caa2)(c)(g)(PIK 7.875%, Cash 7.125%)
3,750,000	7.125		09/15/23	3,393,750
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B/B3)(c)(d)
6,150,000	7.250		05/15/24	6,111,562
2,850,000	6.000		02/15/25	2,625,563
BWAY Holding Co. (CCC+/Caa2)(c)(d)
6,000,000	7.250		04/15/25	5,385,000
Multi-Color Corp. (B+/B2)(c)(d)
4,900,000	4.875		11/01/25	4,189,500
Owens-Brockway Glass Container, Inc. (BB-/B1)(d)
900,000	5.875		08/15/23	902,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (B+/B1)(c)(d)
13,600,000	5.125		07/15/23	12,784,000

				35,391,625

Paper(e)(f) – 0.0%
NewPage Corp. (NR/NR)
10,050,000	1.000		12/31/49	—

Pharmaceuticals(c)(d) – 3.0%
Bausch Health Cos., Inc. (B-/B3)
7,739,000	5.625		12/01/21	7,632,589
19,800,000	5.875		05/15/23	18,265,500
Bausch Health Cos., Inc. (BB-/Ba2)
5,000,000	7.000		03/15/24	5,062,500
10,100,000	5.500		11/01/25	9,418,250
Endo Dac/Endo Finance LLC/Endo Finco, Inc. (CCC+/B3)
10,200,000	6.000		07/15/23	7,752,000
HLF Financing S.a.r.l. LLC/Herbalife International, Inc. (BB-/B1)
6,150,000	7.250		08/15/26	6,073,125

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals(c)(d) – (continued)
Valeant Pharmaceuticals International (B-/B3)
$7,100,000	9.250%		04/01/26	$ 7,082,250

				61,286,214

Pipelines – 3.0%
Cheniere Corpus Christi Holdings LLC (BB-/Ba3)(c)
6,000,000	5.125		06/30/27	5,640,000
Cheniere Energy Partners LP (BB/Ba2)(c)
6,965,000	5.250		10/01/25	6,477,450
CNX Midstream Partners LP/CNX Midstream Finance Corp. (BB-/B3)(c)(d)
7,650,000	6.500		03/15/26	7,267,500
Energy Transfer LP (BB+/Ba2)
4,000,000	7.500		10/15/20	4,180,000
Energy Transfer LP (BB+/Ba2)(c)
3,400,000	4.250		03/15/23	3,255,500
Genesis Energy LP/Genesis Energy Finance Corp. (B+/B1)(c)
8,911,000	6.000		05/15/23	8,264,952
4,450,000	6.500		10/01/25	3,938,250
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (BB-/B1)(c)
7,500,000	5.750		04/15/25	6,825,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (BB+/Ba3)(c)(d)
3,650,000	4.750		10/01/23	3,577,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (BB/Ba3)(c)
1,000,000	5.250		05/01/23	980,000
4,100,000	5.875	(d)	04/15/26	3,987,250
4,500,000	5.375		02/01/27	4,230,000
2,650,000	5.000		01/15/28	2,398,250

				61,021,152

Real Estate Investment Trust(c) – 1.7%
Equinix, Inc. (BB+/B1)
4,550,000	5.750		01/01/25	4,584,125
2,050,000	5.875		01/15/26	2,065,375
iStar, Inc. (BB-/Ba3)
3,480,000	4.625		09/15/20	3,384,300
6,500,000	6.000		04/01/22	6,207,500
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. (BB-/B1)
3,400,000	5.625		05/01/24	3,366,000
MPT Operating Partnership LP/MPT Finance Corp. (BBB-/Ba1)
5,650,000	5.000		10/15/27	5,157,998
SBA Communications Corp. (BB-/B2)
2,750,000	4.875		09/01/24	2,585,000

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trust(c) – (continued)
Starwood Property Trust, Inc. (BB-/Ba3)
$7,600,000	4.750%		03/15/25	$ 6,840,000

				34,190,298

Retailing(c)(d) – 1.1%
1011778 BC ULC/New Red Finance, Inc. (B+/Ba3)
2,150,000	4.250		05/15/24	1,969,938
1011778 BC ULC/New Red Finance, Inc. (B-/B3)
5,300,000	5.000		10/15/25	4,823,000
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (BB/B1)
10,750,000	5.250		06/01/26	10,400,625
PetSmart, Inc. (CC/Caa3)
4,950,000	7.125		03/15/23	2,871,000
PetSmart, Inc. (CCC/B3)
3,000,000	5.875		06/01/25	2,182,500

				22,247,063

Semiconductors – 0.3%
Advanced Micro Devices, Inc. (B+/B1)
3,000,000	7.500		08/15/22	3,210,000
Qorvo, Inc. (BB+/Ba1)(c)(d)
2,250,000	5.500		07/15/26	2,137,500

				5,347,500

Software(c) – 1.0%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. (B-/B3)(d)
10,000,000	5.750		03/01/25	9,350,000
Fair Isaac Corp. (BB+/Ba2)(d)
2,300,000	5.250		05/15/26	2,225,250
Nuance Communications, Inc. (BB-/Ba3)
2,857,000	5.375	(d)	08/15/20	2,853,429
3,500,000	5.625		12/15/26	3,342,500
Open Text Corp. (BB+/Ba2)(d)
3,300,000	5.875		06/01/26	3,234,000

				21,005,179

Telecommunication Services – 11.1%
CenturyLink, Inc. (B+/B2)
8,900,000	6.450		06/15/21	8,877,750
750,000	6.750		12/01/23	721,875
2,150,000	7.500	(c)	04/01/24	2,074,750
3,330,000	6.875		01/15/28	2,922,075
4,150,000	7.600		09/15/39	3,257,750
Digicel Group Ltd. (NR/Caa3)(c)(d)
16,350,000	8.250		09/30/20	10,934,062
Digicel Ltd. (NR/B3)(c)(d)
390,000	6.000		04/15/21	351,488
13,240,000	6.750		03/01/23	10,376,850

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Telecommunication Services – (continued)
Frontier Communications Corp. (B/B3)(c)(d)
$6,650,000	8.500%		04/01/26	$ 5,810,438
Frontier Communications Corp. (CCC+/Caa1)
1,450,000	10.500	(c)	09/15/22	1,004,125
8,300,000	7.625		04/15/24	4,253,750
8,000,000	11.000	(c)	09/15/25	4,980,000
Intelsat Jackson Holdings SA (CCC+/Caa2)(c)(d)
13,665,000	8.500		10/15/24	13,255,050
10,950,000	9.750		07/15/25	10,977,375
Level 3 Financing, Inc. (BB/Ba3)(c)
10,150,000	5.250		03/15/26	9,338,000
Nokia of America Corp. (NR/WR)
5,000,000	6.450		03/15/29	4,875,000
Sprint Capital Corp. (B/B3)
8,150,000	8.750		03/15/32	8,598,250
Sprint Communications, Inc. (B/B3)
10,550,000	11.500		11/15/21	11,947,875
Sprint Corp. (B/B3)
19,500,000	7.250		09/15/21	19,963,125
21,400,000	7.875		09/15/23	21,961,750
3,900,000	7.625	(c)	02/15/25	3,929,250
1,300,000	7.625	(c)	03/01/26	1,293,500
T-Mobile USA, Inc. (BB+/Ba2)(c)
1,400,000	4.000		04/15/22	1,368,500
7,050,000	6.500		01/15/26	7,199,812
100,000	4.500		02/01/26	92,250
Telecom Italia Capital SA (BB+/Ba1)
13,800,000	7.200		07/18/36	13,179,000
16,400,000	7.721		06/04/38	16,092,500
Wind Tre SpA (BB-/B1)(c)(d)
23,200,000	5.000		01/20/26	19,082,000
Windstream Services LLC/Windstream Finance Corp. (B/Caa1)(c)(d)
9,500,000	8.625		10/31/25	8,407,500

				227,125,650

Trucking & Leasing(d) – 0.7%
Avolon Holdings Funding Ltd. (BB/Ba2)(c)
4,300,000	5.125		10/01/23	4,106,500
Park Aerospace Holdings Ltd. (BB/Ba2)
2,750,000	3.625	(c)	03/15/21	2,646,875
4,100,000	5.250		08/15/22	3,977,000

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Trucking & Leasing(d) – (continued)
Park Aerospace Holdings Ltd. (BB/Ba2) – (continued)
$3,700,000	4.500	%(c)	03/15/23	$ 3,473,375

14,203,750

TOTAL CORPORATE OBLIGATIONS (Cost $1,975,047,349)	$1,846,441,954

Shares	Description	Value

Common Stocks – 1.1%
Containers & Packaging – 0.0%
1,280	Westrock Co.	$ 48,333

Health Care Services(e)(f) – 0.0%
3,874	CB Paracelsus Healthcare	—

Media(e)(f) – 0.0%
21	New Cotai Class B Shares	—

Oil, Gas & Consumable Fuels – 1.1%
2,291,920	Berry Petroleum Corp.(i)	19,024,770
670,713	Blue Ridge Mountain Resources, Inc.(f)(i)	2,866,627
164,196	Chaparral Energy, Inc. Class A(f)	807,844

Paper & Forest Products(e)(f) – 0.0%
2,500	Port Townsend Holdings Co., Inc.	—

Pharmaceuticals(e)(f) – 0.0%
40	Dawn Holdings, Inc.	—
10	Nycomed	—

—

TOTAL COMMON STOCKS (Cost $37,847,414)	$ 22,747,574

Shares	Rate	Value

Preferred Stock(g)(j) – 0.1%
Media – 0.1%
Spanish Broadcasting System, Inc.
$3,014	10.750%	$ 2,049,520
( Cost $ 3,042,344)

Units	Expiration Date	Value

Warrant(f) – 0.0%
Lender Process Services, Inc. (NR/NR)(e)
14,274	12/31/20	$ —
TBS International Ltd. (NR/NR)(e)
12,063	02/07/14	—
TBS International Ltd. (NR/NR)(e)
2,807	02/07/15	—
TBS International Ltd. (NR/NR)(e)
3,311	02/07/15	—
True Religion Warrant (NR/NR) (NR/NR)
1,914	—
True Religion Warrant 2 (NR/NR) (NR/NR)
7,229	—

TOTAL WARRANT (Cost $ 21,898,892)	$ —

Principal Amount	Interest Rate	Maturity Date	Value

Exchange Traded Funds – 0.6%
Exchange Traded Funds – 0.6%
$24,000	Goldman Sachs Access High Yield Corporate Bond ETF (NR/NR)(k)		$ 1,103,422
136,000	iShares iBoxx High Yield Corporate Bond ETF (NR/NR)		11,029,600

TOTAL EXCHANGE TRADED FUNDS (Cost $12,604,000)			$ 12,133,022

Shares	Dividend Rate		Value

Investment Company(k) – 0.8%
Goldman Sachs Financial Square Government Fund - Institutional Shares
16,051,047	2.521%		$ 16,051,047
(Cost $16,051,047)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $2,115,880,005)			$1,945,985,871

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value

Reverse Repurchase Agreements(l) – (0.8)%
Reverse Repurchase Agreements – (0.8)%
Barclays Reverse Repurchase Agreement (NR/NR)
$(4,563,000)	0.001%	04/06/19	$ (4,563,000)
(4,563,000)	0.250	04/06/19	(4,563,000)
(6,435,000)	1.250	10/25/19	(6,435,000)
Citigroup Reverse Repurchase Agreement (NR/NR)
(1,003,750)	1.375	11/07/19	(1,003,750)

TOTAL REVERSE REPURCHASE AGREEMENTS (Cost $(16,564,750))			$ (16,564,750)

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.5%			112,711,561

NET ASSETS – 100.0%			$2,042,132,682

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on December 31, 2018. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $949,153,489, which represents approximately 46.5% of the Fund’s net assets as of December 31, 2018. The liquidity determination is unaudited.

(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(f)	Security is currently in default and/or non-income producing.

(g)	Pay-in-kind securities.

(h)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2018, the value of securities pledged amounted to $11,115,625.

(i)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $21,891,397, which represents approximately 1.1% of the Fund’s net assets as of December 31, 2018.

Restricted Security	Acquisition Date	Cost
Berry Petroleum Corp. (Common Stocks)	03/01/17	$24,055,081
Blue Ridge Mountain Resources, Inc. (Common Stocks)	02/27/17	6,692,580

(j)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at December 31, 2018.

(k)	Represents an affiliated issuer.

(l)	Reverse repurchase agreements are entered on a rolling day-to-day basis with no final maturity; both parties to the agreement have the right to terminate the contract on any date.

Currency Abbreviations:
EUR	— Euro
USD	— U.S. Dollar

Investment Abbreviations:
ETF	— Exchange Traded Fund
LIBOR	— London Interbank Offered Rate
ICE	— Inter Continental Exchange
LLC	— Limited Liability Company
LP	— Limited Partnership
PIK	— Payment in kind
PLC	— Public Limited Company
WR	— Withdrawn Rating

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year U.S. Treasury Notes	275	03/29/19	$58,385,937	$402,492
5 Year U.S. Treasury Notes	509	03/29/19	58,375,937	770,121
10 Year U.S. Treasury Notes	566	03/20/19	69,060,844	491,808
Ultra Long U.S. Treasury Bonds	118	03/20/19	18,957,438	476,727

Total				$2,141,148

Short position contracts:
Eurodollars	(134)	06/17/19	(32,600,525)	229,251
Eurodollars	(1,738)	12/16/19	(422,985,750)	(1,422,738)
Eurodollars	(183)	12/14/20	(44,619,975)	(355,856)
Ultra 10 Year U.S. Treasury Notes	(295)	03/20/19	(38,373,047)	(1,220,286)
20 Year U.S. Treasury Bonds	(173)	03/20/19	(25,258,000)	(1,174,327)

Total				$(3,943,956)

TOTAL FUTURES CONTRACTS				$(1,802,808)

SWAP CONTRACTS — At December 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at December 31, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
CDX.NA.HY. Index 30	(5.000)%	4.191%	06/20/23	$93,750	$2,997,025	$5,972,803	$(2,975,778)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*

XOP Index	(0.600)%	Deutsche Bank AG (London)	11/18/20	12,460	$440,605

*	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
(a)	Payments made monthly.

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

Abbreviations:
CDX.NA.HY Index 30	— CDX North America High Yield Index 30

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – 91.2%
Aerospace(b) – 1.2%
TransDigm, Inc. (B+/Ba2)
(1M LIBOR + 2.500%)
$13,158,241	5.022%	06/09/23	$ 12,385,194
(1M LIBOR + 2.500%)
14,817,177	5.022	08/22/24	13,952,002
(1M LIBOR + 2.500%)
5,396,911	5.022	05/30/25	5,080,706

			31,417,902

Airlines(b) – 0.3%
Atlantic Aviation FBO, Inc. (BB/Ba3) (1M LIBOR + 3.750%)
7,100,000	6.130	11/29/25	7,029,000

Automotive - Distributors – 0.5%
American Axle & Manufacturing, Inc. (BB/Ba2)(b) (1M LIBOR + 2.250%)
8,799,375	4.760	04/06/24	8,304,410
Thor Industries, Inc. (BB/Ba2)(c)
6,150,000	0.000	10/30/25	5,781,000

			14,085,410

Automotive - Parts(b) – 2.1%
Belron Finance US LLC (BB/Ba3)(d) (3M LIBOR + 2.500%)
5,000,000	5.115	11/13/25	4,812,500
CS Intermediate Holdco 2 LLC (BBB-/Ba1) (1M LIBOR + 2.000%)
4,641,990	4.522	11/02/23	4,398,285
Dealer Tire LLC (B/B2) (1M LIBOR + 5.500%)
9,200,000	8.022	12/04/25	8,740,000
Gates Global LLC (B+/B1) (1M LIBOR + 2.750%)
11,569,126	5.272	04/01/24	10,965,333
Mavis Tire Express Services Corp. (B/B1)
(1M LIBOR + 3.250%)
285,352	5.754	03/20/25	275,417
(1M LIBOR + 3.250%)
11,935,856	5.754	03/20/25	11,488,261
Navistar International Corp. (B+/Ba3) (1M LIBOR + 3.500%)
6,668,453	5.890	11/06/24	6,418,386
Tenneco, Inc. (BB/Ba2) (1M LIBOR + 2.750%)
9,300,000	5.272	10/01/25	8,714,100

			55,812,282

Building Materials(b) – 4.6%
American Builders & Contractors Supply Co., Inc. (BB+/B1) (1M LIBOR + 2.000%)
10,548,806	4.522	10/31/23	10,013,876
Beacon Roofing Supply, Inc. (BB+/B1) (1M LIBOR + 2.250%)
6,352,000	4.682	01/02/25	6,028,048
CPG International, Inc. (B/B2) (6M LIBOR + 3.750%)
20,438,281	6.633	05/05/24	19,569,654
Forterra Finance LLC (B-/B3) (1M LIBOR + 3.000%)
4,855,687	5.522	10/25/23	4,368,371
Foundation Building Materials LLC (B+/B3) (1M LIBOR + 3.250%)
10,650,000	5.705	08/13/25	9,957,750
Hayward Industries, Inc. (B/B3) (1M LIBOR + 3.500%)
14,758,825	6.022	08/05/24	14,162,273
Jeld-Wen, Inc. (BB+/Ba2) (3M LIBOR + 2.000%)
6,534,000	4.803	12/14/24	6,201,877
LBM Borrower LLC (B+/B3) (3M LIBOR + 3.750%)
10,513,265	6.277	08/20/22	9,772,921

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Building Materials(b) – (continued)
Mannington Mills, Inc. (BB-/B1) (3M LIBOR + 3.750%)
	$5,210,841	6.553%	10/01/21	$ 5,102,299
NCI Building Systems, Inc. (B+/B2) (3M LIBOR + 3.750%)
	20,092,329	6.175	04/12/25	18,284,019
Quikrete Holdings, Inc. (BB-/B1) (1M LIBOR + 2.750%)
	21,225,000	5.272	11/15/23	20,177,122

				123,638,210

Chemicals – 4.1%
Alpha 3 BV (B/B1)(b) (3M LIBOR + 3.000%)
	13,765,198	5.803	01/31/24	13,056,291
ASP Unifrax Holdings, Inc. (B-/B3)(b) (3M LIBOR + 3.750%)
	9,825,000	6.528	10/10/25	9,296,906
ASP Unifrax Holdings, Inc. (CCC+/Caa2)(b) (3M LIBOR + 8.500%)
	1,975,000	11.278	11/05/26	1,871,312
Cyanco Intermediate Corp. (B/B2)(b) (1M LIBOR + 3.250%)
	5,381,763	6.022	03/16/25	5,188,934
Emerald Performance Materials LLC (B/B1)(b) (1M LIBOR + 3.500%)
	12,677,886	6.022	08/01/21	12,234,160
Emerald Performance Materials LLC (B-/Caa1)(b) (1M LIBOR + 7.750%)
	6,350,000	10.272	08/01/22	6,302,375
PQ Corp. (BB-/B2)(b) (3M LIBOR + 2.500%)
	7,345,314	5.027	02/08/25	6,941,322
Schenectady International Group, Inc. (B/B2)(c)
	10,400,000	0.000	10/15/25	9,984,000
Starfruit Finco B.V. (B+/B1)(b)
(1M LIBOR + 3.250%)
	7,450,000	5.599	10/01/25	7,114,750
(6M EURIBOR + 3.750%)
EUR	5,750,000	3.750	10/01/25	6,474,417
The Chemours Co. (BBB-/Baa3)(b) (1M LIBOR + 1.750%)
	$8,202,996	4.280	04/03/25	7,854,369
Tronox Blocked Borrower LLC (BB-/Ba3)(b) (1M LIBOR + 3.000%)
	2,460,430	5.522	09/23/24	2,383,099
Tronox Finance LLC (BB-/Ba3)(b) (1M LIBOR + 3.000%)
	5,677,916	5.522	09/23/24	5,499,459
Univar, Inc. (BB/B1)(b) (1M LIBOR + 2.250%)
	14,980,027	4.772	07/01/24	14,298,436

				108,499,830

Construction Machinery(b) – 1.6%
Accudyne Industries LLC (B/B3) (1M LIBOR + 3.000%)
	17,396,163	5.522	08/18/24	16,465,468
Brookfield WEC Holdings, Inc. (B/B2) (1M LIBOR + 3.750%)
	10,000,000	6.272	08/01/25	9,666,100
Milacron LLC (B+/B2)(d) (1M LIBOR + 2.500%)
	8,441,027	5.022	09/28/23	7,892,360
Welbilt, Inc. (BB-/B1) (1M LIBOR + 2.500%)
	9,072,500	5.022	10/23/25	8,626,405

				42,650,333

Consumer Cyclical Services – 0.6%
USS Ultimate Holdings, Inc. (B/B2)(b) (1M LIBOR + 3.750%)
	888,750	6.272	08/25/24	862,825
Verisure Holding AB (B/B1)(c)
EUR	13,300,000	0.000	10/20/22	14,824,594

				15,687,419

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Consumer Cyclical Services - Business(b) – 2.2%
Advantage Sales & Marketing, Inc. (B/B1) (1M LIBOR + 3.250%)
	$15,298,756	5.772%	07/23/21	$ 13,437,356
Advantage Sales & Marketing, Inc. (CCC+/Caa1) (1M LIBOR + 6.500%)
	4,203,226	9.022	07/25/22	3,278,517
Blitz F18-675 GmbH (B+/B1) (3M EURIBOR + 3.750%)
EUR	7,177,500	3.750	07/31/25	8,168,109
Colorado Buyer, Inc. (CCC+/B3) (1M LIBOR + 7.250%)
	$2,875,000	9.630	05/01/25	2,630,625
Iron Mountain, Inc. (BB/Ba3) (1M LIBOR + 1.750%)
	10,297,188	4.272	01/02/26	9,765,132
Sabre GLBL, Inc. (BB/Ba2) (1M LIBOR + 2.000%)
	7,283,233	4.522	02/22/24	7,034,364
Tempo Acquisition LLC (B/B1) (1M LIBOR + 3.000%)
	14,775,000	5.522	05/01/24	14,110,125

				58,424,228

Consumer Products - Household & Leisure(b) – 0.8%
Diamond (BC) B.V. (B/B1) (3M LIBOR + 3.000%)
	10,147,501	5.527	09/06/24	9,335,701
Prestige Brands, Inc. (BB/Ba3) (1M LIBOR + 2.000%)
	3,617,596	4.522	01/26/24	3,474,195
Spectrum Brands, Inc. (BB/Ba1) (1M LIBOR + 2.000%)
	9,019,891	4.530	06/23/22	8,708,704

				21,518,600

Consumer Products - Non Durable(b) – 1.4%
Alphabet Holding Co., Inc. (B-/B3) (1M LIBOR + 3.500%)
	16,312,905	6.022	09/26/24	14,600,050
Alphabet Holding Co., Inc. (CCC/Caa2) (1M LIBOR + 7.750%)
	9,600,000	10.272	09/26/25	7,872,000
Energizer Holdings, Inc. (BB+/Ba1) (6M LIBOR + 2.250%)
	4,000,000	4.758	06/20/25	3,855,000
KIK Custom Products, Inc. (CCC+/B1) (1M LIBOR + 4.000%)
	11,775,000	6.522	05/15/23	11,075,918

				37,402,968

Diversified Financial Services(b) – 1.1%
AlixPartners LLP (B+/B2) (1M LIBOR + 2.750%)
	8,531,582	5.272	04/04/24	8,178,119
Edelman Financial Center LLC (B/B1) (3M LIBOR + 3.250%)
	6,539,485	5.686	07/21/25	6,282,548
First Eagle Investment Management LLC (BB+/Ba1) (3M LIBOR + 2.750%)
	4,950,000	5.563	12/26/24	4,860,306
Fortress Investment Group LLC (BB/Baa3) (1M LIBOR + 2.000%)
	5,564,281	4.522	12/27/22	5,389,006
Franklin Square Holdings LP (BB/Ba1) (1M LIBOR + 2.500%)
	4,164,563	4.875	08/01/25	4,018,803

				28,728,782

Diversified Manufacturing(b) – 3.9%
Atkore International, Inc. (BB-/B2) (3M LIBOR + 2.750%)
	15,410,469	5.560	12/22/23	14,896,838
Clark Equipment Co. (BB/Ba3) (3M LIBOR + 2.000%)
	8,142,750	4.803	05/18/24	7,735,613
Cortes NP Acquisition Corp. (B/B1) (3M LIBOR + 4.000%)
	17,962,284	6.707	11/30/23	16,255,867

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Diversified Manufacturing(b) – (continued)
Dynacast International LLC (B/B2)(d) (3M LIBOR + 3.250%)
$9,607,680	5.772%	01/28/22	$ 9,103,277
Gardner Denver, Inc. (BB+/Ba3) (1M LIBOR + 2.750%)
3,267,725	5.272	07/30/24	3,148,257
Global Brass & Copper, Inc. (BB/B1)(d) (1M LIBOR + 2.500%)
6,368,732	5.063	05/29/25	6,129,905
Rexnord LLC (BB+/Ba1) (1M LIBOR + 2.000%)
10,205,398	4.522	08/21/24	9,873,723
Robertshaw US Holding Corp. (B/B1) (1M LIBOR + 3.500%)
3,009,744	6.063	02/28/25	2,731,342
Robertshaw US Holding Corp. (CCC+/Caa1) (1M LIBOR + 8.000%)
4,650,000	10.563	02/28/26	4,231,500
Titan Acquisition Ltd./Titan Co-Borrower LLC (B/B2) (1M LIBOR + 3.000%)
20,519,938	5.522	03/28/25	18,715,824
Zodiac Pool Solutions LLC (BB/Ba3) (1M LIBOR + 2.250%)
10,596,750	4.772	07/02/25	10,239,110

			103,061,256

Electrical(b)(d) – 0.3%
LMBE-MC Holdco LLC (BB-/Ba3) (3M LIBOR + 4.000%)
8,000,000	6.810	11/14/25	7,920,000

Energy(b) – 1.6%
Apergy Corp. (BB/Ba1)(d) (1M LIBOR + 2.500%)
9,807,229	5.063	05/09/25	9,194,277
Crosby US Acquisition Corp. (B-/Caa1)(d) (1M LIBOR + 3.000%)
21,701,284	5.504	11/23/20	19,422,649
FTS International, Inc. (B/B3) (1M LIBOR + 4.750%)
2,779,622	7.272	04/16/21	2,728,672
MEG Energy Corp. (BB+/Ba3) (1M LIBOR + 3.500%)
11,253,018	6.030	12/31/23	10,985,759

			42,331,357

Entertainment(b) – 2.2%
AMC Entertainment, Inc. (BB-/Ba2)
(1M LIBOR + 2.250%)
3,021,935	4.705	12/15/22	2,899,547
(1M LIBOR + 2.250%)
7,109,918	4.705	12/15/23	6,814,857
CityCenter Holdings LLC (BB-/B1) (1M LIBOR + 2.250%)
12,740,578	4.772	04/18/24	12,035,259
Crown Finance US, Inc. (BB-/B1) (1M LIBOR + 2.500%)
9,071,770	5.022	02/28/25	8,557,672
Intrawest Resorts Holdings, Inc. (B/B2) (1M LIBOR + 3.000%)
17,239,199	5.522	07/31/24	16,492,225
UFC Holdings LLC (B+/B1) (1M LIBOR + 3.250%)
7,739,367	5.780	08/18/23	7,522,664
UFC Holdings LLC (CCC+/Caa1) (1M LIBOR + 7.500%)
5,800,000	10.022	08/18/24	5,715,900

			60,038,124

Environmental – 1.6%
Core & Main LP (B+/B2)(b) (3M LIBOR + 3.000%)
10,395,000	5.707	08/01/24	10,022,547
EnergySolutions LLC (B/B3)(b) (3M LIBOR + 3.750%)
24,522,137	6.553	05/09/25	22,560,366

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Environmental – (continued)
GFL Environmental, Inc. (B+/B2)(c)
$10,071,904	0.000%	05/30/25	$ 9,371,906

			41,954,819

Food & Beverages – 2.4%
C.H. Guenther & Son, Inc. (B/B2)(c)
11,907,644	0.000	03/31/25	11,401,569
Chobani LLC/Chobani Finance Corp., Inc. (B/B1)(b) (1M LIBOR + 3.500%)
3,575,718	6.022	10/10/23	3,323,201
High Liner Foods, Inc. (B/B2)(b) (3M LIBOR + 3.250%)
6,015,614	5.658	04/24/21	5,363,942
Refresco Group BV (B+/B1)(b) (3M LIBOR + 3.250%)
8,610,000	5.866	03/28/25	8,222,550
Shearer’s Foods, Inc. (CCC/Caa2)(b) (1M LIBOR + 6.750%)
8,790,889	9.272	06/30/22	8,087,618
Sigma Bidco B.V. (B+/B1)(b) (3M LIBOR + 3.000%)
14,004,625	5.398	07/02/25	13,222,747
US Foods, Inc. (BBB-/Ba3)(b) (1M LIBOR + 2.000%)
14,641,218	4.522	06/27/23	14,018,966

			63,640,593

Food & Drug Retailers(b) – 0.2%
Albertsons LLC (BB-/Ba2) (1M LIBOR + 3.000%)
1,095,695	5.522	11/17/25	1,036,801
BJ’s Wholesale Club, Inc. (B+/B2) (1M LIBOR + 3.000%)
5,162,828	5.432	02/03/24	5,009,234

			6,046,035

Gaming(b) – 2.8%
Caesars Entertainment Operating Co., Inc. (BB/Ba3) (1M LIBOR + 2.000%)
18,810,000	4.522	10/06/24	17,822,475
Caesars Resort Collection LLC (BB/Ba3) (1M LIBOR + 2.750%)
14,731,408	5.272	12/22/24	14,121,086
Eldorado Resorts LLC (BB/Ba1) (2M LIBOR + 2.250%)
8,134,856	4.750	04/17/24	7,762,035
MGM Growth Properties LLC (BB+/Ba3) (1M LIBOR + 2.000%)
13,231,526	4.522	03/21/25	12,640,871
Mohegan Tribal Gaming Authority (B-/B1) (1M LIBOR + 3.750%)
7,839,766	6.272	10/13/21	7,330,182
Scientific Games International, Inc. (B+/Ba3) (2M LIBOR + 2.750%)
6,483,668	5.245	08/14/24	6,069,167
Wynn Resorts Ltd. (BB-/Ba3) (1M LIBOR + 2.250%)
10,000,000	4.780	10/30/24	9,431,300

			75,177,116

Health Care - Pharmaceuticals(b) – 0.3%
Endo Luxembourg Finance Co. I S.A.R.L. (BB-/Ba2) (1M LIBOR + 4.250%)
8,557,729	6.813	04/29/24	8,087,053

Health Care - Services(b) – 7.9%
21st Century Oncology Holdings, Inc. (NR/NR) (3M LIBOR + 6.125%)
12,401,606	8.565	01/16/23	11,130,441
Air Medical Group Holdings, Inc. (B/B1)
(1M LIBOR + 3.250%)
19,855,171	5.682	04/28/22	18,496,283
(1M LIBOR + 4.250%)
4,932,339	6.754	03/14/25	4,572,969

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Health Care - Services(b) – (continued)
Air Methods Corp. (B/B2) (3M LIBOR + 3.500%)
$7,022,392	6.303%	04/21/24	$ 5,527,606
American Renal Holdings, Inc. (B/B2) (1M LIBOR + 3.250%)
11,352,125	5.772	06/21/24	11,068,322
Change Healthcare Holdings, Inc. (B+/Ba3) (1M LIBOR + 2.750%)
8,923,667	5.272	03/01/24	8,444,020
Community Health Systems, Inc. (B-/Caa1) (3M LIBOR + 3.250%)
7,847,225	5.957	01/27/21	7,527,764
Envision Healthcare Corp. (B+/B1) (1M LIBOR + 3.750%)
15,000,000	6.272	10/10/25	13,944,600
ExamWorks Group, Inc. (B/B1) (1M LIBOR + 3.250%)
4,829,443	5.772	07/27/23	4,688,182
Gentiva Health Services, Inc. (B/B1) (1M LIBOR + 3.750%)
4,806,957	6.313	07/02/25	4,650,731
HCA, Inc. (BBB-/Ba1) (1M LIBOR + 2.000%)
10,049,442	4.522	03/13/25	9,823,330
IQVIA, Inc. (BBB-/Ba1) (1M LIBOR + 1.750%)
5,273,500	4.272	06/11/25	5,079,066
Parexel International Corp. (B/B1) (1M LIBOR + 2.750%)
5,431,250	5.272	09/27/24	4,894,914
RegionalCare Hospital Partners Holdings, Inc. (B+/B1) (3M LIBOR + 4.500%)
18,200,000	7.129	11/16/25	17,221,750
Sedgwick Claims Management Services, Inc. (B/B2) (1M LIBOR + 2.750%)
10,800,000	5.095	03/01/21	10,291,536
Sterigenics-Nordion Holdings LLC (B/B1) (1M LIBOR + 3.000%)
19,899,114	5.522	05/15/22	19,020,170
Team Health Holdings, Inc. (B/B2) (1M LIBOR + 2.750%)
22,859,252	5.272	02/06/24	20,373,308
U.S. Renal Care, Inc. (B/B2) (3M LIBOR + 4.250%)
19,784,446	7.053	12/30/22	18,785,332
U.S. Renal Care, Inc. (CCC+/Caa2) (3M LIBOR + 8.000%)
4,025,000	10.803	12/29/23	3,823,750
Verscend Holding Corp. (B+/B3) (1M LIBOR + 4.500%)
12,917,625	7.022	08/27/25	12,465,508

			211,829,582

Home Construction(b) – 0.7%
Builders FirstSource, Inc. (BB-/B3) (3M LIBOR + 3.000%)
10,688,258	5.803	02/29/24	9,982,085
Gyp Holdings III Corp. (BB-/B2) (1M LIBOR + 2.750%)
8,457,500	5.272	06/01/25	7,950,050

			17,932,135

Insurance(b) – 0.7%
USI, Inc. (B/B2) (3M LIBOR + 3.000%)
18,689,404	5.803	05/16/24	17,591,401

Lodging(b) – 0.1%
Four Seasons Holdings, Inc. (BB/Ba3) (1M LIBOR + 2.000%)
4,038,745	4.522	11/30/23	3,866,372

Machinery(b) – 0.4%
Apex Tool Group LLC (B/B2) (1M LIBOR + 3.750%)
4,245,570	6.272	02/01/22	4,084,238

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)
Machinery(b) – (continued)
Shape Technologies Group, Inc. (B/B2)(d) (1M LIBOR + 3.000%)
$6,144,125	5.479%		04/21/25	$ 5,959,801

				10,044,039

Media - Broadcasting & Radio – 4.8%
Ascend Learning LLC (B+/B2)(b) (1M LIBOR + 3.000%)
13,380,625	5.522		07/12/24	12,611,239
Getty Images, Inc. (CCC/B3)(b) (1M LIBOR + 3.500%)
13,518,651	6.022		10/18/19	13,113,092
iHeart Communications, Inc. (NR/WR)(e)
2,875,000	0.000		01/30/19	1,920,672
27,972,038	0.000		07/30/19	18,691,195
Meredith Corp. (BB/Ba2)(b) (1M LIBOR + 2.750%)
9,779,750	5.272		01/31/25	9,478,241
Metro-Goldwyn-Mayer, Inc. (B-/B2)(b)(d) (1M LIBOR + 4.500%)
4,125,000	7.030		07/03/26	3,836,250
Nexstar Broadcasting, Inc. (BB+/Ba3)(b) (1M LIBOR + 2.250%)
12,214,178	4.756		01/17/24	11,536,291
Renaissance Holding Corp. (B-/B2)(b) (1M LIBOR + 3.250%)
12,220,439	5.772		05/30/25	11,311,605
Renaissance Holding Corp. (CCC/Caa2)(b) (1M LIBOR + 7.000%)
2,525,000	9.522		05/29/26	2,314,592
The E.W. Scripps Co. (BB+/Baa3)(b) (1M LIBOR + 2.000%)
6,897,811	4.522		10/02/24	6,673,632
Tribune Media Co. (BB+/Ba3)
11,871,374	5.522		01/27/24	11,628,011
(1M LIBOR + 3.000%)
952,474	5.522	(b)	12/27/20	944,140
Univision Communications, Inc. (B/B2)(b) (1M LIBOR + 2.750%)
17,574,274	5.272		03/15/24	15,868,164
WMG Acquisition Corp. (B+/Ba3)(b) (1M LIBOR + 2.125%)
9,387,047	4.647		11/01/23	9,018,605

				128,945,729

Media - Cable(b) – 2.9%
Cogeco Communications, Inc. (BB-/B1) (1M LIBOR + 2.375%)
12,686,250	4.897		01/03/25	11,977,977
CSC Holdings LLC (BB/Ba2)
(1M LIBOR + 2.250%)
9,504,540	4.705		07/17/25	8,996,047
(1M LIBOR + 2.500%)
10,073,924	4.955		01/25/26	9,641,551
Numericable Group SA (B/B2)
(1M LIBOR + 2.750%)
13,783,277	5.272		07/31/25	12,584,132
(1M LIBOR + 3.688%)
8,276,687	6.143		01/31/26	7,664,212
Unitymedia Finance LLC (BB-/Ba3)
(1M LIBOR + 2.250%)
3,000,000	4.705		09/30/25	2,892,000
(1M LIBOR + 2.250%)
3,000,000	4.705		01/15/26	2,889,990
Unitymedia Hessen GmbH & Co. KG (BB-/Ba3) (1M LIBOR + 2.000%)
3,000,000	4.455		06/01/23	2,905,230
UPC Financing Partnership (BB/Ba3) (1M LIBOR + 2.500%)
7,025,000	4.955		01/15/26	6,668,481

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Media - Cable(b) – (continued)
Virgin Media Bristol LLC (BB-/Ba3) (1M LIBOR + 2.500%)
	$3,458,080	4.955%	01/15/26	$ 3,267,471
Ziggo Secured Finance BV (BB-/B1) (1M LIBOR + 2.500%)
	9,525,000	4.955	04/15/25	8,953,500

				78,440,591

Media - Non Cable(b) – 2.6%
Cambium Learning Group, Inc. (B-/B2)(d) (1M LIBOR + 4.500%)
	6,625,000	7.022	12/11/25	6,293,750
CBS Radio, Inc. (BB-/Ba3) (1M LIBOR + 2.750%)
	6,507,305	5.256	11/18/24	6,116,867
Lions Gate Capital Holdings LLC (BB-/Ba2) (1M LIBOR + 2.250%)
	9,735,318	4.772	03/24/25	9,352,038
McGraw-Hill Global Education Holdings LLC (B+/B1) (1M LIBOR + 4.000%)
	21,432,354	6.522	05/04/22	19,295,762
Mission Broadcasting, Inc. (BB+/Ba3) (3M LIBOR + 2.250%)
	2,116,878	4.756	01/17/24	1,999,391
NEP Europe Finco BV (B+/B1) (3M EURIBOR + 3.500%)
EUR	3,650,000	3.500	10/20/25	4,136,696
NEP/NCP Holdco, Inc. (B+/B1) (1M LIBOR + 3.250%)
	$5,470,000	5.772	10/20/25	5,227,296
NEP/NCP Holdco, Inc. (CCC+/Caa1)(d) (1M LIBOR + 7.000%)
	8,600,000	9.522	10/19/26	8,041,000
Nielsen Finance LLC (BBB-/Ba1) (1M LIBOR + 2.000%)
	7,483,263	4.387	10/04/23	7,249,411
Prometric Holdings, Inc. (B/B1) (1M LIBOR + 3.000%)
	3,027,125	5.530	01/29/25	2,909,824

				70,622,035

Metals & Mining(b) – 1.9%
Aleris International, Inc. (B-/B3) (2M LIBOR + 4.750%)
	10,835,525	7.245	02/27/23	10,720,452
AMG Advanced Metallurgical Group NV (BB-/B1) (2M LIBOR + 3.000%)
	11,106,453	5.495	02/01/25	10,731,610
U.S. Silica Co. (B+/B1) (1M LIBOR + 4.000%)
	20,599,680	6.563	05/01/25	17,947,471
Unimin Corp. (BB/Ba3) (3M LIBOR + 3.750%)
	16,778,842	6.553	06/01/25	12,080,766

				51,480,299

Packaging(b) – 3.3%
Berlin Packaging LLC (B-/B3) (1M LIBOR + 3.000%)
	8,568,846	5.350	11/07/25	8,048,631
BWAY Holding Co. (B/B2) (3M LIBOR + 3.250%)
	22,702,911	5.658	04/03/24	21,302,822
Charter NEX US Holdings, Inc. (B/B2) (1M LIBOR + 2.750%)
	15,088,564	5.272	05/16/24	14,246,170
Consolidated Container Co. LLC (BB-/B2) (1M LIBOR + 2.750%)
	10,196,196	5.272	05/22/24	9,720,339
Flex Acquisition Co., Inc. (B/B1)
(1M LIBOR + 3.000%)
	4,654,125	5.349	12/29/23	4,378,740
(1M LIBOR + 3.250%)
	5,985,000	5.599	06/29/25	5,652,833
Pro Mach Group, Inc. (B-/B2) (1M LIBOR + 3.000%)
	14,391,250	5.432	03/07/25	13,641,754

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Packaging(b) – (continued)
Zacapa LLC (B-/B2) (3M LIBOR + 5.000%)
$10,947,563	7.803%	07/02/25	$ 10,774,263

			87,765,552

Pipelines – 1.4%
BCP Raptor LLC (B/B2)(b) (2M LIBOR + 4.750%)
8,650,000	7.143	11/03/25	7,990,437
BCP Raptor LLC (B/B3)(b) (2M LIBOR + 4.250%)
15,101,224	6.869	06/24/24	14,063,015
Centurion Pipeline Co. LLC (BB+/Ba3)(b) (3M LIBOR + 3.250%)
3,800,000	6.053	09/29/25	3,610,000
Grizzly Acquisitions, Inc. (BB+/Ba3)(c)
3,790,500	0.000	10/01/25	3,695,738
Moda Ingleside Energy Center LLC (BB+/B1)(b) (1M LIBOR + 3.250%)
3,200,000	5.772	09/29/25	3,034,656
Traverse Midstream Partners LLC (B+/B2)(b) (6M LIBOR + 4.000%)
6,100,000	6.600	09/27/24	5,840,750

			38,234,596

Real Estate Investment Trust – 0.9%
GGP, Inc. (BB+/Ba3)(c)
17,350,000	0.000	08/27/25	16,314,379
iStar, Inc. (BB-/Ba2)(b) (1M LIBOR + 2.750%)
7,604,269	5.220	06/28/23	7,281,087

			23,595,466

Restaurants(b) – 0.4%
NPC International, Inc. (B/B1) (1M LIBOR + 3.500%)
10,194,750	6.022	04/19/24	9,511,702

Retailers – 3.0%
Academy Ltd. (CCC+/Caa1)(b) (1M LIBOR + 4.000%)
17,671,579	6.349	07/01/22	11,685,332
American Apparel (USA) LLC (NR/NR)(c)(d)(e)
343,555	0.000	02/05/20	138,349
393,651	0.000	02/05/20	181,602
Bass Pro Group LLC (B+/B1)(b) (1M LIBOR + 5.000%)
10,621,222	7.522	09/25/24	10,137,956
Harbor Freight Tools USA, Inc. (BB-/Ba3)(b) (1M LIBOR + 2.500%)
18,040,339	5.022	08/18/23	16,974,877
JC Penney Corp., Inc. (B/B1)(b) (3M LIBOR + 4.250%)
4,090,909	6.956	06/23/23	3,477,273
Neiman Marcus Group Ltd., Inc. (CCC-/Caa2)(b) (1M LIBOR + 3.250%)
12,276,208	5.630	10/25/20	10,338,899
PetSmart, Inc. (CCC/B3)(b) (1M LIBOR + 3.000%)
12,111,826	5.380	03/11/22	9,538,063
Shutterfly, Inc. (BB-/Ba3)(b) (1M LIBOR + 2.750%)
8,358,053	5.280	08/17/24	8,070,786
Staples, Inc. (B+/B1)(b) (3M LIBOR + 4.000%)
8,588,250	6.541	09/12/24	8,216,121

			78,759,258

Services Cyclical - Business Services – 2.4%
EVO Payments International LLC (B/B2)(b) (1M LIBOR + 3.250%)
14,311,403	5.760	12/22/23	13,786,604

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans (a) – (continued)
Services Cyclical - Business Services – (continued)
First Data Corp. (BB/Ba2)
$752,264	0.000	%(c)	07/08/22	$ 721,233
23,183,804	4.504		04/26/24	22,094,165
Global Payments, Inc. (BBB-/Ba2)(b) (1M LIBOR + 1.750%)
3,325,000	4.272		10/17/25	3,161,510
Lighthouse Network LLC (B+/B1)(b) (3M LIBOR + 4.500%)
2,970,000	7.027		11/29/24	2,940,300
Travelport Finance S.a.r.l. (B+/B1)(b) (3M LIBOR + 2.500%)
4,251,975	5.116		03/17/25	4,171,740
Vantiv LLC (BBB-/Ba2)(b)
(1M LIBOR + 1.750%)
9,100,151	4.190		10/14/23	8,749,795
(1M LIBOR + 1.750%)
9,855,550	4.190		08/09/24	9,432,550

				65,057,897

Services Cyclical - Consumer Services(b) – 3.3%
Asurion LLC (B+/Ba3)
(1M LIBOR + 3.000%)
13,246,755	5.522		08/04/22	12,697,942
(1M LIBOR + 3.000%)
7,114,102	5.522		11/03/23	6,802,861
Asurion LLC (B-/B3) (1M LIBOR + 6.500%)
19,100,000	9.022		08/04/25	18,849,408
Bright Horizons Family Solutions, Inc. (BB/Ba3) (1M LIBOR + 1.750%)
10,167,981	4.272		11/07/23	9,761,261
KUEHG Corp. (B-/B2) (3M LIBOR + 3.750%)
14,702,103	6.553		02/21/25	14,086,526
Spin Holdco, Inc. (B/B2) (3M LIBOR + 3.250%)
20,958,009	5.686		11/14/22	19,952,024
USIC Holdings, Inc. (B/B2) (1M LIBOR + 3.250%)
719,003	5.772		12/08/23	681,255
Weight Watchers International, Inc. (BB-/Ba2) (3M LIBOR + 4.750%)
3,997,403	7.558		11/29/24	3,940,760

				86,772,037

Technology - Software/Services – 12.1%
Almonde, Inc. (CCC/Caa2)(b) (3M LIBOR + 7.250%)
3,825,000	10.053		06/13/25	3,510,814
Ancestry.com Operations, Inc. (B/B2)(b) (1M LIBOR + 3.250%)
10,878,782	5.780		10/19/23	10,375,638
Aspect Software, Inc. (NR/WR)(b) (1M LIBOR + 11.000%)
4,446,789	13.522		05/25/20	3,690,835
Avast Software B.V. (BB-/Ba3)(b) (3M LIBOR + 2.500%)
3,725,430	5.303		09/30/23	3,596,903
Banff Merger Sub, Inc. (B/B2)(b) (3M LIBOR + 4.250%)
14,120,088	7.053		10/02/25	13,586,208
Bracket Intermediate Holding Corp. (B-/B2)(b)(d) (3M LIBOR + 4.250%)
10,174,500	7.001		09/05/25	10,021,882
CCC Information Services, Inc. (B/B2)(b) (1M LIBOR + 3.000%)
10,712,767	5.530		04/26/24	10,150,347
CCC Information Services, Inc. (CCC/Caa2)(b) (1M LIBOR + 6.750%)
2,675,000	9.272		04/27/25	2,628,187
Ceridian HCM Holding, Inc. (B/B3)(b)(d) (1M LIBOR + 3.250%)
13,655,775	5.772		04/30/25	13,007,126
Dynatrace LLC (B/B1)(b) (1M LIBOR + 3.250%)
8,575,000	5.772		08/22/25	8,285,594
Dynatrace LLC (CCC+/Caa1)(b) (1M LIBOR + 7.000%)
3,647,059	9.522		08/21/26	3,568,027

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)
Technology - Software/Services – (continued)
Ensono LP (B/B2)(b) (1M LIBOR + 5.250%)
	$13,382,750	7.772%		06/27/25	$ 13,103,987
Financial & Risk US Holdings, Inc. (B/B2)(b) (6M EURIBOR + 4.000%)
EUR	3,500,000	4.000		10/01/25	3,928,919
Genuine Financial Holdings LLC (B/B2)(b) (3M LIBOR + 3.750%)
	$12,593,438	6.553		07/12/25	12,089,700
Genuine Financial Holdings LLC (CCC+/Caa2)(b)(d) (3M LIBOR + 7.250%)
	4,300,000	10.053		07/10/26	4,224,750
Hyland Software, Inc. (B-/B1)(b) (1M LIBOR + 3.500%)
	8,004,938	6.022		07/01/24	7,740,775
Hyland Software, Inc. (CCC/Caa1)(b) (1M LIBOR + 7.000%)
	4,050,000	9.522		07/07/25	3,974,062
Infor (US), Inc. (B/B1)(b) (1M LIBOR + 2.750%)
	11,911,343	5.272		02/01/22	11,395,820
ION Trading Technologies S.a.r.l. (B/B2)(b)
(1M EURIBOR + 3.250%)
EUR	3,485,272	4.250		11/21/24	3,845,499
(1M LIBOR + 4.000%)
	$14,884,352	6.522	(d)	11/21/24	14,028,502
MA FinanceCo. LLC (BB-/B1)(b) (1M LIBOR + 2.500%)
	2,605,312	5.022		06/21/24	2,420,778
Marcel LUX IV S.a.r.l. (B/B2)(c)
	10,000,000	0.000		09/26/25	9,575,000
McAfee LLC (B-/Caa1)(b) (1M LIBOR + 8.500%)
	2,933,333	11.006		09/29/25	2,904,000
MH Sub I LLC (B/B2)(b) (1M LIBOR + 3.750%)
	11,602,128	6.254		09/13/24	10,978,513
Microchip Technology, Inc. (BB+/Baa3)(b) (1M LIBOR + 2.000%)
	15,758,008	4.530		05/29/25	14,904,397
Mitchell International, Inc. (B-/B2)(b) (1M LIBOR + 3.250%)
	14,962,312	5.772		11/29/24	14,391,948
Mitchell International, Inc. (CCC/Caa2)(b) (1M LIBOR + 7.250%)
	2,750,000	9.772		12/01/25	2,665,795
Omnitracs, Inc. (B/B2)(b) (3M LIBOR + 2.750%)
	12,605,588	5.574		03/21/25	11,855,555
Severin Acquisition LLC (B-/B2)(b)(d) (1M LIBOR + 3.250%)
	17,100,000	5.629		08/01/25	16,159,500
Quorum Software, Inc (B/B2)(b) (3M LIBOR + 4.000%)
	6,325,000	6.527		09/22/25	6,103,625
Seattle SpinCo, Inc. (BB-/B1)(b) (1M LIBOR + 2.500%)
	17,594,313	5.022		06/21/24	16,348,108
SS&C Technologies Holdings Europe S.a.r.l. (BB/Ba3)(b) (1M LIBOR + 2.250%)
	4,296,931	4.772		04/16/25	4,045,260
SS&C Technologies, Inc. (BB/Ba3)(b) (1M LIBOR + 2.250%)
	11,344,786	4.772		04/16/25	10,680,322
TriTech Software Systems (B/B2)(b) (1M LIBOR + 3.750%)
	14,700,000	6.272		08/29/25	14,350,875
TTM Technologies, Inc. (BB+/Ba3)(b)(d) (1M LIBOR + 2.500%)
	3,812,474	4.849		09/28/24	3,593,257
Ultra Clean Holdings, Inc. (B+/B1)(b) 3M LIBOR + 3.500%
	6,732,656	9.000		08/27/25	6,362,360
Vertafore, Inc. (B-/B2)(b) (3M LIBOR + 3.250%)
	15,325,000	6.053		07/02/25	14,525,188
Vertafore, Inc. (CCC/Caa2)(b) (3M LIBOR + 7.250%)
	3,500,000	10.053		07/02/26	3,338,125

					321,956,181

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Telecommunication Services(b) – 1.2%
DigiCert, Inc. (B-/B2) (1M LIBOR + 4.000%)
$17,506,125	6.522%	10/31/24	$ 17,097,707
MLN US Holding Co. LLC (B/B2) (1M LIBOR + 4.500%)
5,325,000	7.022	11/30/25	5,148,636
Vivid Seats Ltd. (B/B2) (1M LIBOR + 3.500%)
10,695,707	6.022	06/30/24	10,143,060

			32,389,403

Textiles(b) – 0.5%
Renfro Corp. (B/WR) (3M LIBOR + 5.500%)
13,985,837	8.210	03/31/21	13,443,886

Transportation Services(b)(d) – 0.4%
Hornblower Sub LLC (B+/B2) (3M LIBOR + 4.500%)
9,751,313	7.303	04/27/25	9,361,260

Utilities - Electric(b) – 0.2%
Vistra Energy Corp. (BBB-/Ba1) (1M LIBOR + 2.000%)
6,193,875	4.455	12/31/25	5,946,987

Wireless Telecommunications – 1.6%
Digicel International Finance Ltd. (NR/B1)(b) (3M LIBOR + 3.250%)
23,734,764	5.960	05/28/24	21,479,961
Intelsat Jackson Holdings Ltd. (B/B1)
3,375,000	6.625	01/02/24	3,315,938
SBA Senior Finance II LLC (BB+/B1)(b) (1M LIBOR + 2.000%)
19,403,295	4.530	04/11/25	18,563,520

			43,359,419

Wirelines Telecommunications(b) – 2.7%
Cincinnati Bell, Inc. (BB-/Ba3) (1M LIBOR + 3.250%)
10,922,625	5.772	10/02/24	10,493,475
Consolidated Communications, Inc. (BB-/Ba3) (1M LIBOR + 3.000%)
20,928,684	5.530	10/04/23	19,542,159
Frontier Communications Corp. (B/B2) (1M LIBOR + 3.750%)
10,222,166	6.280	06/15/24	9,461,944
GTT Communications, Inc. (B/B2) (1M LIBOR + 2.750%)
26,159,207	5.270	05/31/25	24,567,942
Windstream Corp. (B/Caa1) (1M LIBOR + 4.000%)
10,172,226	6.460	03/29/21	9,035,072

			73,100,592

TOTAL BANK LOANS (Cost $2,584,920,882)			$2,433,157,736

Corporate Obligations – 1.2%
Automotive(f)(g) – 0.3%
Schaeffler Finance BV (BBB-/Baa3)
$9,775,000	4.750%	05/15/23	$ 9,518,406

Consumer Cyclical Services - Business(d) – 0.0%
Escrow Ambassadors Group, Inc. (NR/NR)
9,986,469	13.000	04/15/20	—

Oil Field Services(f) – 0.7%
Exterran Energy Solutions LP/EES Finance Corp. (B+/NR)
8,850,000	8.125	05/01/25	8,496,000

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services(f) – (continued)
Noble Holding International Ltd. (B/Caa1)
$11,000,000	7.750%	01/15/24	$ 8,415,000
SM Energy Co. (BB-/B2)
2,400,000	6.750	09/15/26	2,148,000

			19,059,000

Telecommunication Services(f)(g) – 0.2%
Wind Tre SpA (BB-/B1)
5,350,000	5.000	01/20/26	4,400,375

TOTAL CORPORATE OBLIGATIONS (Cost $36,645,249)			$ 32,977,781

Shares	Description		Value

Common Stocks – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
403,483	Aspect Software, Inc.		$ 1,516
1,286,477	Blue Ridge Mountain Resources, Inc.(h)(i)		5,498,402

TOTAL COMMON STOCKS (Cost $12,840,755)			$ 5,499,918

Units			Value

Warrant(h) – 0.0%
True Religion Warrant (NR/NR)
2,145			$ —
True Religion Warrant 2 (NR/NR)
8,103			—

TOTAL WARRANT			$ —

Shares	Description		Value

Exchange Traded Funds – 0.7%
Eaton Vance Floating-Rate Income Trust (NR/NR)
343,342			$ 4,346,710
Eaton Vance Senior Floating-Rate Trust (NR/NR)
351,021			4,405,314
Nuveen Floating Rate Income Fund (NR/NR)
479,789			4,428,452
Nuveen Floating Rate Income Opportunity Fund (NR/NR)
478,796			4,318,740

TOTAL EXCHANGE TRADED FUNDS (Cost $18,717,448)			$ 17,499,216

Shares	Dividend Rate	Value

Investment Company(j) – 4.5%
Goldman Sachs Financial Square Government Fund - Institutional Shares
121,108,578	2.521%	$ 121,108,578
(Cost $121,108,578)

TOTAL INVESTMENTS – 97.8% (Cost $2,774,232,912)		$2,610,243,229

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%		57,636,836

NET ASSETS – 100.0%		$2,667,880,065

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on December 31, 2018. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(c)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(g)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $13,918,781, which represents approximately 0.5% of the Fund’s net assets as of December 31, 2018. The liquidity determination is unaudited.

(h)	Security is currently in default and/or non-income producing.

(i)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $5,498,402, which represents approximately 0.2% of the Fund’s net assets as of December 31, 2018.

Restricted Security	Acquisition Date	Cost
Blue Ridge Mountain Resources, Inc. (Common Stocks)	02/27/17 – 10/27/17	$12,836,870

(j)	Represents an affiliated issuer.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Currency Abbreviations:
EUR	— Euro
USD	— U.S. Dollar

Investment Abbreviations:
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At December 31, 2018, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)

Mavis Tire Express Services Corp. (B/B1)03/20/2025, due 03/20/25	$1,637,351	$1,575,184	$(61,370)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	EUR	9,039,292	USD	10,340,362	02/08/19	$50,537
	USD	41,703,911	EUR	36,214,515	02/08/19	74,393

						$124,930

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
5 Year U.S. Treasury Notes	(286)	03/29/19	$(32,800,625)	$(550,238)
10 Year U.S. Treasury Notes	(854)	03/20/19	(104,201,344)	(2,510,623)

TOTAL FUTURES CONTRACTS				$(3,060,861)

SWAP CONTRACTS — At December 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(c)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.750%(a)	3M LIBOR(b)	03/20/24	$19,410	$(163,702)	$78,228	$(241,930)
2.750(a)	3M LIBOR(b)	03/20/26	21,690	(179,095)	115,866	(294,961)

TOTAL				$(342,797)	$194,094	$(536,891)

(a)	Payments made semi-annually.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2018.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at December 31, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.HY Index 31	5.000%	4.505%	12/20/23	$70,000	$1,517,269	$2,169,230	$(651,961)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Abbreviations:
CDX.NA.HY Index 31	— CDX North America High Yield Index 31
MS & Co. Int. PLC	— Morgan Stanley & Co. International PLC

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 90.3%
Aerospace & Defense – 2.6%
Lockheed Martin Corp.
$850,000	4.070%		12/15/42	$ 813,331
Northrop Grumman Corp.
800,000	2.930	(a)	01/15/25	759,096
3,025,000	3.250	(a)	01/15/28	2,827,407
1,175,000	4.750		06/01/43	1,184,917
450,000	4.030	(a)	10/15/47	409,311
The Boeing Co.(a)
300,000	2.600		10/30/25	284,025
800,000	3.450		11/01/28	791,568
500,000	3.550		03/01/38	466,755
United Technologies Corp.
1,200,000	3.950	(a)	08/16/25	1,191,888
370,000	5.700		04/15/40	404,791
250,000	4.050	(a)	05/04/47	221,093

				9,354,182

Agriculture(a) – 0.4%
BAT Capital Corp.
620,000	3.222		08/15/24	570,648
200,000	3.557		08/15/27	177,366
175,000	4.540		08/15/47	140,156
Reynolds American, Inc.
525,000	5.850		08/15/45	484,491

				1,372,661

Automotive – 1.3%
Ford Motor Credit Co. LLC
2,925,000	5.875		08/02/21	3,000,758
General Motors Financial Co., Inc.
1,600,000	4.375		09/25/21	1,606,512

				4,607,270

Banks – 17.4%
AIB Group PLC(b)
1,975,000	4.750		10/12/23	1,951,819
Banco Santander SA
1,000,000	4.250		04/11/27	928,580
200,000	4.379		04/12/28	186,300
Bank of America Corp. (3M USD LIBOR + 0.930%)
2,100,000	2.816	(a)(c)	07/21/23	2,031,204
2,023,000	4.000		04/01/24	2,034,632

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Bank of America Corp. – (continued)
(3M USD LIBOR + 1.040%)
$4,963,000	3.419	%(a)(c)	12/20/28	$ 4,622,389
(3M USD LIBOR + 1.070%)
1,150,000	3.970	(a)(c)	03/05/29	1,118,927
(3M USD LIBOR + 1.310%)
1,050,000	4.271	(a)(c)	07/23/29	1,044,498
Barclays PLC(a)(c)(3M USD LIBOR + 1.400%)
1,475,000	4.610		02/15/23	1,461,592
BNP Paribas SA(b)
4,600,000	3.500		03/01/23	4,465,680
775,000	3.375		01/09/25	728,058
BPCE SA(b)
1,350,000	4.625		09/12/28	1,339,484
Citigroup, Inc.
3,175,000	2.700	(a)	10/27/22	3,059,430
1,300,000	3.875		03/26/25	1,247,350
575,000	3.400		05/01/26	541,150
800,000	4.450		09/29/27	770,792
1,200,000	4.750		05/18/46	1,113,192
Credit Agricole SA
650,000	4.375		03/17/25	631,859
Credit Suisse Group AG(a)(b)
2,545,000	4.282		01/09/28	2,454,500
(3M USD LIBOR + 1.410%)
325,000	3.869	(c)	01/12/29	303,059
Credit Suisse Group Funding Guernsey Ltd.
884,000	4.550		04/17/26	878,227
HSBC Bank USA NA
300,000	7.000		01/15/39	378,528
HSBC Holdings PLC(a)(c)(3M USD LIBOR + 1.000%)
725,000	3.640		05/18/24	705,157
Huntington Bancshares, Inc.(a)
750,000	4.000		05/15/25	753,030
JPMorgan Chase & Co.
4,800,000	3.875		09/10/24	4,727,568
(3M USD LIBOR + 1.000%)
2,625,000	4.023	(a)(c)	12/05/24	2,643,743
1,000,000	3.200	(a)	06/15/26	942,300
1,628,000	3.625	(a)	12/01/27	1,519,168
(3M USD LIBOR + 1.360%)
600,000	3.882	(a)(c)	07/24/38	545,772
(3M USD LIBOR + 3.800%)
1,575,000	5.300	(a)(c)	05/01/49	1,557,911
Morgan Stanley, Inc.
3,225,000	3.700		10/23/24	3,174,593
3,550,000	4.000		07/23/25	3,505,021
(3M USD LIBOR + 1.455%)
800,000	3.971	(a)(c)	07/22/38	729,672
500,000	4.300		01/27/45	471,890

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Royal Bank of Scotland Group PLC
(3M USD LIBOR + 1.480%)
$1,008,000	3.498	%(a)(c)	05/15/23	$ 966,662
2,001,000	3.875		09/12/23	1,918,079
(3M USD LIBOR + 1.550%)
1,075,000	4.519	(a)(c)	06/25/24	1,053,221
(3M USD LIBOR + 1.754%)
200,000	4.892	(a)(c)	05/18/29	191,058
Santander Holdings USA, Inc.(a)
750,000	4.500		07/17/25	738,330
Wells Fargo & Co.
1,900,000	3.000		02/19/25	1,797,571
850,000	3.900		05/01/45	780,674
Wells Fargo Bank NA
799,000	5.950		08/26/36	920,472
Westpac Banking Corp.(a)(c)(5 year USD ICE Swap +2.236%)
625,000	4.322		11/23/31	591,206

				63,524,348

Beverages – 3.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(a)(b)
1,450,000	4.700		02/01/36	1,349,080
Anheuser-Busch InBev Finance, Inc.(a)
6,075,000	3.300		02/01/23	5,911,522
Anheuser-Busch InBev Worldwide, Inc.
325,000	4.950		01/15/42	303,316
550,000	4.600	(a)	04/15/48	492,465
Bacardi Ltd.(a)(b)
825,000	5.300		05/15/48	737,756
Constellation Brands, Inc.(a)
1,100,000	4.400		11/15/25	1,108,734
Keurig Dr Pepper, Inc.(a)(b)
1,250,000	4.057		05/25/23	1,245,112
1,200,000	4.597		05/25/28	1,196,556

				12,344,541

Biotechnology(a) – 0.6%
Amgen, Inc.
800,000	4.400		05/01/45	749,800
Gilead Sciences, Inc.
750,000	4.000		09/01/36	691,395
500,000	4.800		04/01/44	499,165
350,000	4.750		03/01/46	347,627

				2,287,987

Chemicals – 2.0%
DowDuPont, Inc.(a)
1,175,000	4.493		11/15/25	1,209,028

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Chemicals – (continued)
DowDuPont, Inc.(a) – (continued)
$925,000	4.725%		11/15/28	$ 961,732
Syngenta Finance NV(b)
1,905,000	3.698		04/24/20	1,905,838
970,000	3.933		04/23/21	954,713
The Sherwin-Williams Co.(a)
2,050,000	3.125		06/01/24	1,956,233
475,000	4.000		12/15/42	400,097

				7,387,641

Computers – 2.9%
Apple, Inc.
1,725,000	2.450	(a)	08/04/26	1,594,693
1,025,000	4.500	(a)	02/23/36	1,086,439
3,352,000	3.850		05/04/43	3,190,434
Dell International LLC/EMC Corp.(a)(b)
3,050,000	5.450		06/15/23	3,107,614
Hewlett Packard Enterprise Co.(a)
1,400,000	4.900		10/15/25	1,415,652

				10,394,832

Diversified Financial Services – 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
900,000	4.625		10/30/20	906,462
GE Capital International Funding Co.
1,175,000	4.418		11/15/35	987,764
Synchrony Financial(a)
425,000	4.500		07/23/25	385,934

				2,280,160

Electrical – 5.1%
Arizona Public Service Co.(a)
675,000	3.750		05/15/46	611,658
Berkshire Hathaway Energy Co.
725,000	3.250	(a)	04/15/28	690,345
1,267,000	6.125		04/01/36	1,511,518
CMS Energy Corp.(a)
500,000	4.875		03/01/44	524,255
Consumers Energy Co.(a)
325,000	4.350		04/15/49	337,353
Dominion Energy, Inc.(a)
1,450,000	2.000		08/15/21	1,402,860
1,225,000	3.900		10/01/25	1,218,042
Duke Energy Corp.(a)
500,000	2.650		09/01/26	455,010
400,000	4.800		12/15/45	406,184

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electrical – (continued)
Entergy Corp.(a)
$875,000	2.950%		09/01/26	$ 807,074
Exelon Corp.(a)
1,125,000	3.497		06/01/22	1,099,001
400,000	4.450		04/15/46	379,796
Florida Power & Light Co.(a)
675,000	3.950		03/01/48	661,120
Pacific Gas & Electric Co.(a)
800,000	4.250		03/15/46	623,672
475,000	3.950		12/01/47	360,359
PPL WEM Ltd./Western Power Distribution Ltd.(a)(b)
300,000	5.375		05/01/21	309,333
Progress Energy, Inc.
1,000,000	7.000		10/30/31	1,264,230
Public Service Electric & Gas Co.(a)
1,525,000	3.950		05/01/42	1,481,065
Puget Sound Energy, Inc.(a)
325,000	4.223		06/15/48	331,552
Sempra Energy(a)
570,000	3.400		02/01/28	521,738
1,125,000	3.800		02/01/38	966,128
Southern California Edison Co.(a)
650,000	4.050		03/15/42	605,644
375,000	4.125		03/01/48	353,903
The Southern Co.(a)
1,800,000	3.250		07/01/26	1,684,152

				18,605,992

Engineering & Construction(a) – 0.1%
Mexico City Airport Trust
200,000	5.500		07/31/47	175,500

Food & Drug Retailing – 0.8%
Conagra Brands, Inc.(a)
1,200,000	5.400		11/01/48	1,107,180
Grupo Bimbo SAB de CV(a)
1,070,000	4.700		11/10/47	963,000
Smithfield Foods, Inc.(b)
925,000	2.700		01/31/20	913,530

				2,983,710

Gas(a) – 0.5%
NiSource, Inc.
825,000	3.650	(b)	06/15/23	827,013
1,025,000	3.490		05/15/27	981,222

				1,808,235

Hand/Machine Tools(a) – 0.1%
Snap-on, Inc.
550,000	4.100		03/01/48	533,456

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Healthcare Providers & Services – 3.3%
Becton Dickinson & Co.(a)
$8,675,000	2.894%		06/06/22	$ 8,400,089
975,000	3.363		06/06/24	933,484
Catholic Health Initiatives
150,000	4.350		11/01/42	135,851
Edwards Lifesciences Corp.(a)
425,000	4.300		06/15/28	427,856
Thermo Fisher Scientific, Inc.(a)
1,000,000	3.650		12/15/25	987,320
UnitedHealth Group, Inc.
1,125,000	4.625		07/15/35	1,192,770

				12,077,370

Insurance – 3.3%
AIA Group Ltd.(a)(b)
2,650,000	3.200		03/11/25	2,552,029
American International Group, Inc.
750,000	3.900	(a)	04/01/26	722,205
325,000	4.200	(a)	04/01/28	313,024
700,000	6.250		05/01/36	771,204
350,000	4.500	(a)	07/16/44	312,361
225,000	4.800	(a)	07/10/45	208,409
Arch Capital Finance LLC(a)
400,000	4.011		12/15/26	400,932
323,000	5.031		12/15/46	334,082
Arch Capital Group Ltd.
845,000	7.350		05/01/34	1,069,280
Great-West Lifeco Finance 2018 LP(a)(b)
425,000	4.047		05/17/28	429,488
MetLife, Inc.
400,000	4.050		03/01/45	370,940
Prudential Financial, Inc.(a)
650,000	3.905		12/07/47	580,885
Teachers Insurance & Annuity Association of America(b)
890,000	4.900		09/15/44	922,538
The Hartford Financial Services Group, Inc.
200,000	6.625		04/15/42	240,502
The Northwestern Mutual Life Insurance Co.(a)(b)
800,000	3.850		09/30/47	718,216
Voya Financial, Inc.
1,275,000	3.650		06/15/26	1,206,928
XLIT Ltd.
998,000	4.450		03/31/25	992,611

				12,145,634

Internet(a) – 2.0%
Amazon.com, Inc.
5,400,000	3.875		08/22/37	5,253,390

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Internet(a) – (continued)
Amazon.com, Inc. – (continued)
$1,800,000	4.950%		12/05/44	$ 2,002,680

				7,256,070

Media – 5.7%
21st Century Fox America, Inc.
650,000	6.150		03/01/37	792,428
700,000	6.150		02/15/41	863,989
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
2,225,000	4.464		07/23/22	2,246,382
4,150,000	4.500		02/01/24	4,139,334
Comcast Corp.
2,000,000	3.950	(a)	10/15/25	2,022,600
638,000	3.300	(a)	02/01/27	610,853
825,000	3.150	(a)	02/15/28	774,650
4,550,000	4.150	(a)	10/15/28	4,620,798
2,275,000	4.250	(a)	10/15/30	2,301,253
250,000	6.400		03/01/40	299,578
525,000	3.400	(a)	07/15/46	434,606
500,000	4.700	(a)	10/15/48	508,350
263,000	3.999	(a)	11/01/49	236,400
Time Warner Cable LLC(a)
500,000	5.875		11/15/40	470,200
Viacom, Inc.(a)
450,000	5.850		09/01/43	439,196

				20,760,617

Mining(b) – 0.5%
Glencore Finance Canada Ltd.
800,000	4.950		11/15/21	821,152
825,000	4.250		10/25/22	822,390
Glencore Funding LLC
206,000	4.625		04/29/24	205,273

				1,848,815

Miscellaneous Manufacturing – 0.1%
General Electric Co.
269,000	5.875		01/14/38	257,143

Oil Field Services – 8.2%
Anadarko Petroleum Corp.
3,300,000	8.700		03/15/19	3,334,881

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – (continued)
Anadarko Petroleum Corp. – (continued)
	$425,000	5.550	%(a)	03/15/26	$ 445,281
	425,000	6.450		09/15/36	452,017
BP Capital Markets America, Inc.(a)
	1,475,000	3.224		04/14/24	1,440,396
	1,025,000	3.119		05/04/26	975,452
	675,000	4.234		11/06/28	691,328
Canadian Natural Resources Ltd.(a)
	1,375,000	3.850		06/01/27	1,301,438
Cenovus Energy, Inc.(a)
	650,000	4.250		04/15/27	592,157
Concho Resources, Inc.(a)
	900,000	4.300		08/15/28	880,956
Continental Resources, Inc.(a)
	2,275,000	4.500		04/15/23	2,232,344
	150,000	4.375		01/15/28	141,426
Devon Energy Corp.(a)
	1,320,000	3.250		05/15/22	1,285,904
	1,717,000	5.850		12/15/25	1,811,177
Dolphin Energy Ltd. LLC(b)
	23,544	5.888		06/15/19	23,662
Gazprom OAO Via Gaz Capital SA
	70,000	8.625	(d)	04/28/34	86,625
	110,000	7.288		08/16/37	122,650
Halliburton Co.(a)
	550,000	3.800		11/15/25	532,906
	900,000	5.000		11/15/45	889,911
Lukoil International Finance B.V.
	1,030,000	4.563		04/24/23	1,014,550
Marathon Oil Corp.(a)
	2,050,000	4.400		07/15/27	1,943,994
Marathon Petroleum Corp.(a)
	725,000	3.625		09/15/24	707,136
	300,000	3.800	(b)	04/01/28	282,402
Newfield Exploration Co.
	575,000	5.625		07/01/24	583,625
Patterson-UTI Energy, Inc.(a)
	1,800,000	3.950		02/01/28	1,637,136
Petroleos Mexicanos
	422,000	6.375		02/04/21	426,326
EUR	1,370,000	5.125		03/15/23	1,618,729
	$972,000	6.875		08/04/26	942,840

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – (continued)
Petroleos Mexicanos – (continued)
$110,000	6.750%		09/21/47	$ 90,958
184,000	6.350		02/12/48	146,556
Reliance Industries Ltd.(b)
250,000	3.667		11/30/27	228,087
Suncor Energy, Inc.(a)
900,000	3.600		12/01/24	880,857
Valero Energy Corp.
1,700,000	3.650		03/15/25	1,628,260
450,000	4.350	(a)	06/01/28	439,025

				29,810,992

Pharmaceuticals – 6.2%
AbbVie, Inc.(a)
850,000	2.850		05/14/23	818,508
1,150,000	3.750		11/14/23	1,144,526
Bayer US Finance II LLC(a)(b)
1,100,000	3.875		12/15/23	1,079,463
2,200,000	3.375		07/15/24	2,093,542
1,675,000	4.250		12/15/25	1,637,949
925,000	4.375		12/15/28	882,358
574,000	4.700		07/15/64	477,103
Cigna Corp.(a)(b)
7,850,000	3.750		07/15/23	7,829,668
350,000	4.900		12/15/48	342,374
CVS Health Corp.(a)
450,000	3.875		07/20/25	439,025
3,850,000	5.125		07/20/45	3,773,423
Elanco Animal Health, Inc.(b)
1,125,000	3.912		08/27/21	1,130,952
Teva Pharmaceutical Finance Netherlands III B.V.
660,000	2.200		07/21/21	604,636
510,000	2.800		07/21/23	443,847

				22,697,374

Pipelines – 8.4%
Abu Dhabi Crude Oil Pipeline LLC(b)
490,000	4.600		11/02/47	477,750
Energy Transfer Operating LP(a)
650,000	4.650		06/01/21	659,172
1,540,000	5.200		02/01/22	1,581,503
1,750,000	4.200		09/15/23	1,728,072

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
Energy Transfer Operating LP(a) – (continued)
$175,000	4.950%		06/15/28	$ 171,584
456,000	5.150		03/15/45	396,547
350,000	5.300		04/15/47	309,834
245,000	6.000		06/15/48	238,169
Enterprise Products Operating LLC(a)
825,000	4.800		02/01/49	798,022
(3M USD LIBOR + 2.778%)
1,765,000	5.516	(c)	06/01/67	1,561,531
EQM Midstream Partners LP(a)
2,964,000	4.750		07/15/23	2,949,921
Kinder Morgan Energy Partners LP(a)
1,500,000	3.950		09/01/22	1,499,760
700,000	5.400		09/01/44	674,674
Magellan Midstream Partners LP(a)
300,000	4.200		03/15/45	262,611
400,000	4.250		09/15/46	364,536
MPLX LP(a)
225,000	4.800		02/15/29	224,417
950,000	4.500		04/15/38	834,328
400,000	4.700		04/15/48	346,736
725,000	5.500		02/15/49	702,677
ONEOK, Inc.(a)
1,075,000	4.550		07/15/28	1,063,057
Plains All American Pipeline LP/PAA Finance Corp.(a)
400,000	3.650		06/01/22	391,876
650,000	3.850		10/15/23	628,511
1,819,000	4.650		10/15/25	1,780,092
380,000	5.150		06/01/42	333,108
Sabine Pass Liquefaction LLC(a)
1,875,000	6.250		03/15/22	1,970,700
2,025,000	5.625		03/01/25	2,103,570
Sunoco Logistics Partners Operations LP(a)
900,000	5.400		10/01/47	809,118
The Williams Cos., Inc.
3,630,000	3.600	(a)	03/15/22	3,563,607
150,000	6.300		04/15/40	158,994
275,000	4.900	(a)	01/15/45	249,538
181,000	5.100	(a)	09/15/45	168,249

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
Valero Energy Partners LP(a)
$1,325,000	4.375%		12/15/26	$ 1,303,058
Western Gas Partners LP(a)
400,000	5.450		04/01/44	347,652

				30,652,974

Real Estate Investment Trust – 2.6%
American Campus Communities Operating Partnership LP(a)
1,600,000	4.125		07/01/24	1,604,480
American Tower Corp.
1,550,000	5.000		02/15/24	1,608,218
Camden Property Trust(a)
1,338,000	4.100		10/15/28	1,356,009
Duke Realty LP(a)
400,000	4.000		09/15/28	398,280
Kilroy Realty LP(a)
575,000	4.750		12/15/28	585,109
National Retail Properties, Inc.(a)
700,000	3.600		12/15/26	672,448
Select Income REIT(a)
1,125,000	3.600		02/01/20	1,118,711
VEREIT Operating Partnership LP(a)
1,050,000	4.625		11/01/25	1,051,344
1,225,000	4.875		06/01/26	1,223,366

				9,617,965

Retailing – 0.7%
Starbucks Corp.(a)
875,000	3.800		08/15/25	864,517
The Home Depot, Inc.
675,000	3.900	(a)	12/06/28	690,944
400,000	5.875		12/16/36	479,148
Walmart, Inc.(a)
475,000	4.050		06/29/48	473,114

				2,507,723

Semiconductors – 1.8%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
1,500,000	3.000		01/15/22	1,442,040
3,200,000	3.625		01/15/24	3,025,344
600,000	3.125		01/15/25	541,260
Microchip Technology, Inc.(b)
775,000	3.922		06/01/21	763,474
NXP B.V./NXP Funding LLC(b)
850,000	3.875		09/01/22	824,993

				6,597,111

Software(a) – 0.8%
Oracle Corp.
1,400,000	4.300		07/08/34	1,405,838

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Software(a) – (continued)
Oracle Corp. – (continued)
$825,000	3.800%		11/15/37	$ 771,185
675,000	4.000		11/15/47	628,587

				2,805,610

Telecommunication Services – 8.4%
AT&T, Inc.(a)
2,922,000	3.600		02/17/23	2,901,604
4,400,000	3.800		03/01/24	4,351,688
3,700,000	4.450		04/01/24	3,753,502
300,000	6.000		08/15/40	305,943
500,000	4.750		05/15/46	444,655
British Telecommunications PLC(a)
650,000	5.125		12/04/28	653,568
Cisco Systems, Inc.
400,000	5.900		02/15/39	494,036
175,000	5.500		01/15/40	206,794
Deutsche Telekom International Finance B.V.(a)(b)
575,000	4.375		06/21/28	567,818
Telefonica Emisiones SA
1,990,000	5.462		02/16/21	2,062,894
1,150,000	4.570		04/27/23	1,181,004
Verizon Communications, Inc.
1,200,000	3.500	(a)	11/01/24	1,184,016
950,000	2.625		08/15/26	861,431
7,756,000	4.329		09/21/28	7,794,935
325,000	4.272		01/15/36	304,428
375,000	5.250		03/16/37	392,558
295,000	4.125		08/15/46	261,978
596,000	5.012		04/15/49	594,081
Vodafone Group PLC
1,850,000	3.750		01/16/24	1,821,084
525,000	4.375		05/30/28	509,261

				30,647,278

Transportation – 0.5%
Burlington Northern Santa Fe LLC
425,000	6.150		05/01/37	515,703
825,000	5.750	(a)	05/01/40	964,945

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Transportation – (continued)
Norfolk Southern Corp.(a)
	$200,000	4.650%	01/15/46	$ 202,690

				1,683,338

TOTAL CORPORATE OBLIGATIONS (Cost $338,985,336)				$ 329,026,529

Foreign Debt Obligations – 4.7%
Sovereign – 4.7%
Abu Dhabi Government International Bond
	$1,680,000	4.125%	10/11/47	$ 1,608,600
Perusahaan Penerbit SBSN Indonesia III
	2,970,000	4.550	03/29/26	2,933,318
Qatar Government International Bond(b)
	1,800,000	5.103	04/23/48	1,887,750
Republic of Colombia(a)
	1,221,000	4.000	02/26/24	1,205,432
Republic of Indonesia
	200,000	3.700 (b)	01/08/22	197,832
	387,000	5.875	01/15/24	410,704
	630,000	4.125	01/15/25	618,188
EUR	510,000	3.375	07/30/25	620,123
	$350,000	4.350 (b)	01/08/27	344,313
EUR	400,000	3.750	06/14/28	496,682
	$470,000	6.750	01/15/44	560,475
Republic of Kuwait
	6,180,000	3.500	03/20/27	6,139,830

TOTAL FOREIGN DEBT OBLIGATIONS (Cost $16,799,430)				$ 17,023,247

Municipal Debt Obligations(a) – 3.3%
California – 2.1%
California State GO Bonds Build America Taxable Series 2009
	$455,000	7.300%	10/01/39	$ 624,587
California State GO Bonds Build America Taxable Series 2010
	2,320,000	7.625	03/01/40	3,303,193
California State University RB Build America Bonds Series 2010
	2,825,000	6.484	11/01/41	3,753,775

				7,681,555

Illinois – 1.1%
Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Taxable Direct Payment Series 2009
	1,775,000	5.720	12/01/38	2,133,745

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations (a) – (continued)
Illinois – (continued)
Illinois State GO Bonds Build America Series 2010
$1,625,000	6.630%	02/01/35	$ 1,727,928

			3,861,673

New Jersey – 0.1%
New Jersey State Turnpike Authority RB Build America Bonds Taxable Series 2009 F
350,000	7.414	01/01/40	493,150

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $9,456,435)			$ 12,036,378

TOTAL INVESTMENTS – 98.3% (Cost $365,241,201)			$ 358,086,154

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%			6,086,094

NET ASSETS – 100.0%			$ 364,172,248

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $51,331,721, which represents approximately 14.1% of the Fund’s net assets as of December 31, 2018. The liquidity determination is unaudited.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at December 31, 2018.

Currency Abbreviations:
EUR	— Euro
USD	— U.S. Dollar

Investment Abbreviations:
GO	— General Obligation
ICE	— Inter Continental Exchange
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company
RB	— Revenue Bond
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased	Currency Sold	Settlement Date	Unrealized Gain

State Street Bank and Trust	USD 2,856,641	EUR 2,480,627	02/08/19	$5,096

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Ultra Long U.S. Treasury Bonds	104	03/20/19	$16,708,250	$782,983
2 Year U.S. Treasury Notes	184	03/29/19	39,065,500	217,286

Total				$1,000,269

Short position contracts:
Eurodollars	(16)	06/17/19	(3,892,600)	27,373
Eurodollars	(291)	12/16/19	(70,822,125)	(205,030)
Eurodollars	(27)	12/14/20	(6,583,275)	(35,796)
Ultra 10 Year U.S. Treasury Notes	(77)	03/20/19	(10,016,016)	(318,521)
5 Year U.S. Treasury Notes	(225)	03/29/19	(25,804,687)	(308,528)
10 Year U.S. Treasury Notes	(8)	03/20/19	(976,125)	(12,875)
20 Year U.S. Treasury Bonds	(83)	03/20/19	(12,118,000)	(505,397)

Total				$(1,358,774)

TOTAL FUTURES CONTRACTS				$(358,505)

SWAP CONTRACTS — At December 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/ Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at December 31, 2018(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
iTraxx Europe Series 30	(1.000)%	0.888%	12/20/23	EUR	6,600	$(43,856)	$(58,684)	$14,828
Protection Sold:
CDX.NA.IG Index 30	1.000%	0.806%	06/20/23		$40,225	335,675	610,892	(275,217)
CDX.NA.IG Index 31	1.000	0.878%	12/20/23		8,025	47,388	55,987	(8,599)

TOTAL						$339,207	$608,195	$(268,988)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviations:
CDX.NA.IG Index 30	— CDX North America Investment Grade Index 30
CDX.NA.IG Index 31	— CDX North America Investment Grade Index 31

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 72.3%
Argentina – 3.2%
Bonos de la Nacion Argentina con Ajuste por CER (NR/NR)
ARS	3,175,000	4.000%		03/06/20	$ 76,329
Bonos De La Nacion Argentina En Moneda Dua (NR/NR)
	$625,000	4.500		06/21/19	621,719
	515,000	4.500		02/13/20	477,662
Republic of Argentina (NR/NR)
	2,621,452	0.000	(a)	07/26/19	2,554,632
(Argentina Blended Historical Policy Rate + 0.000%)
ARS	20,405,000	65.509	(b)	06/21/20	576,434
Republic of Argentina (NR/B2)(b)
(Argentina Deposit Rates + 3.250%)
	7,615,000	52.792		03/29/24	169,566
(Argentina Deposit Rates + 3.830%)
	8,920,000	49.217		05/31/22	210,729
Republic of Argentina (B/B2)
EUR	660,000	3.375		01/15/23	599,284
	1,110,000	5.000		01/15/27	920,452
	580,000	5.250		01/15/28	476,804
	60,000	2.260	(c)	12/31/38	37,982
	100,000	6.250		11/09/47	82,780
	$20,000	6.875		01/11/48	13,875

					6,818,248

Brazil – 8.7%
Brazil Notas do Tesouro Nacional (BB-/Ba2)
BRL	26,285,000	10.000		01/01/21	7,093,488
	3,898,000	10.000		01/01/23	1,053,627
	30,907,000	10.000		01/01/25	8,317,267
	2,864,000	10.000		01/01/27	772,478
	3,827,958	6.000		08/15/40	1,119,355

					18,356,215

Chile – 5.1%
Bonos de la Tesoreria de la Republica en Pesos (NR/NR)
CLP	705,000,000	4.500		02/28/21	1,035,298

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Chile – (continued)
Bonos de la Tesoreria de la Republica en Pesos (NR/NR) – (continued)
CLP	1,260,000,000	5.000%		03/01/35	$ 1,893,684
Bonos de la Tesoreria de la Republica en Pesos (NR/A1)
	1,740,000,000	4.500		03/01/21	2,555,400
	2,120,000,000	4.500		03/01/26	3,109,432
Republic of Chile (A+/A1)
	1,504,000,000	5.500		08/05/20	2,225,692

					10,819,506

Colombia – 9.8%
Republic of Colombia (NR/NR)
COP	3,152,300,000	6.250		11/26/25	958,134
	1,212,095,970	3.300		03/17/27	383,399
	13,865,800,000	7.000		06/30/32	4,203,824
Republic of Colombia (NR/Baa2)
	1,851,000,000	4.375	(d)	03/21/23	539,825
	46,919,844	3.500		05/07/25	15,212
Republic of Colombia (BBB/Baa2)
	12,248,000,000	11.000		07/24/20	4,093,981
	7,241,295,924	3.500		03/10/21	2,318,766
	12,602,300,000	7.000		05/04/22	4,032,930
	7,527,900,000	10.000		07/24/24	2,726,155
	1,701,200,000	7.500		08/26/26	551,377
	2,660,100,000	6.000		04/28/28	775,881
	316,300,000	7.750		09/18/30	103,180

					20,702,664

Czech Republic – 3.2%
Czech Republic Government Bond (NR/NR)
CZK	23,420,000	2.400		09/17/25	1,075,998
	57,020,000	1.000		06/26/26	2,379,501
	62,290,000	0.250		02/10/27	2,432,752
Czech Republic Government Bond (NR/A1)
	14,410,000	4.200		12/04/36	799,845

					6,688,096

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)
Dominican Republic – 1.4%
Dominican Republic (NR/NR)
DOP	2,800,000	10.500%	04/07/23	$ 55,853
	5,400,000	11.500	05/10/24	111,532
	39,400,000	11.375	07/06/29	799,700
	65,300,000	12.000	03/05/32	1,364,820
Dominican Republic (BB-/Ba3)(e)
	36,800,000	8.900	02/15/23	715,582

				3,047,487

Hungary – 3.3%
Hungary Government Bond (BBB-/NR)
HUF	817,890,000	3.000	06/26/24	3,028,955
	433,880,000	5.500	06/24/25	1,815,934
	580,950,000	3.000	10/27/27	2,068,446

				6,913,335

Indonesia – 0.6%
Republic of Indonesia (NR/Baa2)
IDR	20,000,000,000	7.000	05/15/27	1,293,463

Malaysia – 6.2%
Malaysia Government Bond (NR/NR)
MYR	2,350,000	3.558	04/30/19	569,093
	6,060,000	3.743	08/26/21	1,468,077
	2,440,000	4.045	08/15/24	589,511
	2,310,000	4.128	08/15/25	560,806
	960,000	4.724	06/15/33	235,451
	4,220,000	4.786	10/31/35	1,014,206
Malaysia Government Bond (NR/A3)
	1,640,000	3.759	03/15/19	397,212
	6,200,000	5.734	07/30/19	1,519,676
	5,560,000	4.378	11/29/19	1,356,102
	11,250,000	4.181	07/15/24	2,748,308
	3,400,000	3.955	09/15/25	818,838
	5,050,000	3.899	11/16/27	1,196,361

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Malaysia – (continued)
Malaysia Government Bond (NR/A3) – (continued)
MYR	1,420,000	4.498%		04/15/30	$ 346,344
	1,710,000	4.736		03/15/46	400,712

					13,220,697

Mexico – 0.9%
United Mexican States (NR/A3)
MXN	10,115,600	8.000		11/07/47	465,842
United Mexican States (A-/A3)
	1,377,900	6.500		06/10/21	67,005
	10,517,800	10.000		12/05/24	569,329
	16,479,400	8.500		05/31/29	825,469

					1,927,645

Peru – 2.9%
Republic of Peru (NR/NR)
PEN	1,484,000	6.714		02/12/55	454,313
Republic of Peru (NR/A3)
	13,940,000	6.150	(e)	08/12/32	4,204,900
	3,792,000	6.850		02/12/42	1,195,518
Republic of Peru (A-/A3)
	41,000	6.950		08/12/31	13,301
	1,206,000	6.900		08/12/37	384,967

					6,252,999

Russia – 5.7%
Russian Federation Bond (NR/NR)
RUB	17,480,000	7.400		12/07/22	244,825
	297,650,000	6.500		02/28/24	3,943,248
	60,140,000	7.100		10/16/24	813,925
	99,630,000	6.900		05/23/29	1,265,898
	157,200,000	8.500		09/17/31	2,241,705
Russian Federation Bond (BBB/Ba1)
	250,000,000	8.150		02/03/27	3,506,997

					12,016,598

South Africa – 8.8%
Republic of South Africa (BB+/Baa3)
ZAR	57,490,000	10.500		12/21/26	4,357,146
	58,876,000	8.250		03/31/32	3,676,115

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)
South Africa – (continued)
Republic of South Africa (BB+/Baa3) – (continued)
ZAR	54,510,000	8.875%	02/28/35	$ 3,512,640
	77,050,000	8.500	01/31/37	4,749,419
	17,130,000	9.000	01/31/40	1,094,304
	2,790,000	6.500	02/28/41	135,195
	19,154,300	8.750	01/31/44	1,185,123

				18,709,942

Thailand – 7.6%
Thailand Government Bond (NR/NR)
THB	85,000,000	2.000	12/17/22	2,589,636
	37,190,000	2.400	12/17/23	1,149,405
Thailand Government Bond (NR/Baa1)
	34,820,000	2.125	12/17/26	1,040,470
	173,100,000	3.775	06/25/32	5,837,060
Thailand Government Bond (A-/Baa1)
	22,850,000	3.650	12/17/21	735,873
	58,690,000	3.850	12/12/25	1,970,420
	35,710,000	3.650	06/20/31	1,195,040
	48,820,000	3.400	06/17/36	1,578,363

				16,096,267

Turkey – 4.6%
Republic of Turkey (NR/NR)
TRY	550,000	9.200	09/22/21	84,643
	7,010,000	10.700	08/17/22	1,072,858
	28,390,000	12.200	01/18/23	4,559,565
	750,000	11.000	02/24/27	109,258
	2,310,000	10.500	08/11/27	325,168
	450,000	12.400	03/08/28	70,572
Republic of Turkey (NR/Ba3)
	7,210,000	11.000	03/02/22	1,140,931
	$1,985,000	4.875	10/09/26	1,756,725
	610,000	6.000	03/25/27	$572,637

				9,692,357

Principal Amount		Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)
Uruguay – 0.3%
Republic of Uruguay (NR/NR)(e)
UYU	11,125,000	8.500%	03/15/28	$ 291,724
Republic of Uruguay (BBB/Baa2)
	11,739,103	4.375	12/15/28	380,795

				672,519

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $165,341,930)				$153,228,038

Corporate Obligations – 2.1%
Argentina(e) – 0.2%
Banco Macro SA (NR/B2)
ARS	21,350,000	17.500%	05/08/22	$ 369,628

Peru(d)(e) – 0.7%
Banco de Credito del Peru (BBB+/Baa1)
PEN	4,800,000	4.850	10/30/20	1,424,254

South Africa(f) – 0.7%
Transnet SOC Ltd. (BB+/Baa3)
ZAR	25,000,000	10.000	03/30/29	1,633,276

Venezuela(g) – 0.5%
Petroleos de Venezuela SA (NR/NR)
	$9,280,000	6.000	10/28/22	1,104,320

TOTAL CORPORATE OBLIGATIONS (Cost $8,599,519)				$ 4,531,478

Structured Notes – 9.7%
Singapore(e) – 1.8%
Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
IDR	36,456,000,000	9.000	03/19/29	$ 2,668,285
	15,828,000,000	8.750	05/19/31	1,139,220

				3,807,505

United Kingdom(e) – 2.4%
Republic of Indonesia (Issuer Deutsche Bank AG (London)) (NR/NR)
	6,600,000,000	8.250	05/19/36	450,939
Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
	54,768,000,000	8.750	05/17/31	3,941,925
	12,570,000,000	7.500	08/18/32	813,597

				5,206,461

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Structured Notes – (continued)
United States – 5.5%
Arab Republic of Egypt (Issuer JPMorgan Chase Bank NA) (NR/NR)(e)
IDR	91,934,000,000	8.750%		05/17/31	$ 6,616,946
Republic of Columbia (Issuer Citibank NA) (NR/NR)
COP	4,226,000,000	11.000		07/25/24	1,530,404
Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)(e)
IDR	28,909,000,000	7.000		05/17/27	1,869,636
Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)(e)
	24,895,000,000	7.500		08/19/32	1,611,337

					11,628,323

TOTAL STRUCTURED NOTES (Cost $24,217,473)					$ 20,642,289

Municipal Debt Obligations(g) – 0.4%
Puerto Rico – 0.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 B (NR/Ca)(d)
	$60,000	6.050%		08/01/36	$ 45,450
	30,000	6.050		08/01/37	22,725
	10,000	6.050		08/01/39	7,575
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 C (NR/Ca)(d)
	100,000	6.000		08/01/31	75,750
	15,000	6.000		08/01/32	11,363
	35,000	6.000		08/01/38	26,512
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2008 A (NR/Ca)(d)
	10,000	6.130		08/01/28	7,575
	10,000	6.130		08/01/29	7,575
	20,000	6.130		08/01/30	15,150
	30,000	6.130		08/01/37	22,725
	35,000	6.130		08/01/38	26,513
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2009 C (NR/Ca)(d)
	20,000	5.750		08/01/57	15,500
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C (NR/Ca)
	15,000	5.000		08/01/21	11,625
	50,000	4.750	(d)	08/01/39	38,750
	130,000	5.000	(d)	08/01/40	100,750
	25,000	5.250	(d)	08/01/40	19,375
	20,000	5.000	(d)	08/01/46	15,500

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations(g) – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 D (NR/Ca)(d)
$10,000	4.850%	08/01/36	$ 7,563
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (NR/Ca)(d)
90,000	5.250	08/01/27	41,737
75,000	5.750	08/01/37	34,781
60,000	6.375	08/01/39	27,825
15,000	6.500	08/01/44	6,975
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (NR/Ca)(d)
15,000	5.500	08/01/37	6,956
120,000	5.375	08/01/39	55,650
5,000	5.500	08/01/42	2,319
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (NR/Ca)(d)
240,000	5.375	08/01/38	111,300
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (NR/Ca)(d)
195,000	5.000	08/01/43	90,431
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (NR/Ca)(d)
45,000	5.500	08/01/28	20,869

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $931,459)			$ 876,819

U.S. Treasury Obligation(h) – 0.3%
United States Treasury Bond
$500,000	3.625%	08/15/43	$ 553,827
(Cost $571,557)

Shares	Dividend Rate		Value

Investment Company(i) – 8.2%
Goldman Sachs Financial Square Government Fund - Institutional Shares
17,269,593	2.521%		$ 17,269,593
(Cost $17,269,593)

TOTAL INVESTMENTS – 93.0% (Cost $216,931,531)			$197,102,044

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.0%			14,894,552

NET ASSETS – 100.0%			$211,996,596

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on December 31, 2018.

(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $26,117,973, which represents approximately 12.3% of the Fund’s net assets as of December 31, 2018. The liquidity determination is unaudited.

(f)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $1,633,276, which represents approximately 0.8% of the Fund’s net assets as of December 31, 2018.

(g)	Security is currently in default and/or non-income producing.

(h)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(i)	Represents an Affiliated Issuer.

Currency Abbreviations:
ARS	— Argentine Peso
BRL	— Brazilian Real
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi Offshore
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
CZK	— Czech Koruna
DOP	— Dominican Peso
EUR	— Euro
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PEN	— Peruvian Nuevo Sol
PHP	— Philippine Peso
PLN	— Polish Zloty
RON	— New Romanian Leu
RUB	— Russian Ruble
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
UYU	— Uruguayan Peso
ZAR	— South African Rand

Investment Abbreviations:
BUBOR	— Budapest Interbank Offered Rate
CLICP	— Sinacofi Chile Interbank Rate
EURO	— Euro Offered Rate
JIBAR	— Johannesburg Interbank Agreed Rate
KWCDC	— South Korean Won Certificate of Deposit
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
MIBOR	— Mumbai Interbank Offered Rate

NR	— Not Rated
PLC	— Public Limited Company
PRIBOR	— Prague Interbank Offered Rate
RB	— Revenue Bond
TIIE	— La Tasa de Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	ARS	113,416,035	USD	2,897,701	01/14/19	$51,745
	BRL	3,052,580	USD	781,570	01/03/19	5,818
	BRL	20,542,491	USD	5,256,326	02/04/19	32,437
	CNH	34,829,199	USD	5,044,559	03/20/19	25,382
	COP	1,786,580,172	USD	543,695	01/28/19	5,617
	CZK	172,341,743	EUR	6,622,230	03/20/19	51,534
	EUR	23,720,374	USD	27,233,837	03/20/19	128,987
	HUF	233,429,379	EUR	723,338	03/20/19	3,347
	HUF	2,558,544,218	USD	9,065,541	03/20/19	116,862
	IDR	75,400,153,867	USD	5,118,455	01/14/19	106,529
	INR	34,390,201	USD	488,324	01/07/19	6,108
	INR	659,252,321	USD	9,319,130	01/15/19	150,255
	KRW	1,799,957,613	USD	1,608,708	01/28/19	8,779
	MXN	506,574,863	USD	24,311,224	03/20/19	1,143,883
	MYR	3,329,392	USD	797,386	01/10/19	8,309
	PHP	115,535,496	USD	2,180,113	01/04/19	18,321
	PLN	108,725,708	EUR	25,144,706	03/20/19	102,505
	PLN	2,980,474	USD	790,082	03/20/19	7,860
	RON	1,109,654	USD	271,753	03/20/19	991
	SGD	1,415,572	USD	1,036,907	03/20/19	3,626
	THB	151,253,831	USD	4,638,265	03/20/19	17,489
	TRY	21,410,009	USD	3,773,734	03/20/19	103,123
	TWD	75,065,181	USD	2,454,233	01/07/19	2,289
	USD	8,262,811	BRL	31,993,539	01/03/19	10,339
	USD	2,931,471	BRL	11,309,953	02/04/19	19,669
	USD	5,378,760	CLP	3,647,489,421	01/10/19	122,238
	USD	823,661	CNH	5,646,858	03/20/19	1,672
	USD	10,742,834	COP	34,424,273,528	01/28/19	158,564
	USD	1,137,266	IDR	16,383,080,056	01/14/19	1,972
	USD	820,240	KRW	911,533,079	01/28/19	1,114
	USD	2,258,566	PEN	7,566,279	01/18/19	14,003
	USD	2,482,564	RUB	165,734,682	02/21/19	120,729
	USD	823,751	RUB	55,216,030	03/20/19	39,674
	USD	1,801,051	TWD	55,014,912	01/07/19	678
	USD	6,863,285	ZAR	96,790,636	03/20/19	200,574
	ZAR	10,948,947	USD	752,208	03/20/19	1,478

TOTAL						$2,794,500

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	BRL	54,859,287	USD	14,173,554	01/03/19	$(23,050)
	BRL	5,064,717	USD	1,310,168	02/04/19	(6,232)
	COP	7,589,052,036	USD	2,386,400	01/28/19	(53,031)
	EUR	657,376	CZK	17,031,383	03/20/19	(1,695)
	EUR	657,376	HUF	211,608,458	03/20/19	(1,123)
	EUR	743,155	PLN	3,212,138	03/20/19	(2,692)
	IDR	10,267,393,200	USD	714,751	01/14/19	(3,254)
	KRW	541,106,675	USD	488,324	01/28/19	(2,072)
	PHP	148,374,374	USD	2,827,256	01/04/19	(3,958)
	PLN	3,115,288	EUR	723,139	03/20/19	(148)
	RUB	474,443,538	USD	7,058,979	02/21/19	(297,827)
	SGD	687,002	USD	505,230	03/20/19	(241)
	TRY	5,959,776	USD	1,085,275	03/20/19	(6,096)
	TWD	55,014,912	USD	1,802,704	01/18/19	(285)
	USD	248,465	ARS	9,628,000	01/14/19	(1,917)
	USD	6,647,876	BRL	25,918,328	01/03/19	(37,546)
	USD	13,348,021	CNH	92,964,242	03/20/19	(184,397)
	USD	2,165,615	CZK	49,289,259	03/20/19	(33,892)
	USD	1,093,563	HUF	309,425,072	03/20/19	(16,938)
	USD	3,784,448	IDR	55,048,769,813	01/14/19	(30,251)
	USD	491,359	INR	34,390,201	01/07/19	(3,073)
	USD	9,063,845	INR	659,956,304	01/15/19	(415,651)
	USD	2,740,972	KRW	3,080,455,613	01/28/19	(27,201)
	USD	5,216,914	MXN	105,839,642	03/20/19	(101,469)
	USD	4,993,077	PHP	263,909,870	01/04/19	(28,653)
	USD	2,819,733	PHP	148,374,374	02/04/19	(4,311)
	USD	3,857,815	PLN	14,501,404	03/20/19	(24,544)
	USD	603,389	SGD	825,944	03/20/19	(3,731)
	USD	2,981,216	THB	97,332,725	03/20/19	(14,790)
	USD	901,655	TRY	4,983,294	03/20/19	(704)
	USD	652,908	TWD	20,050,269	01/07/19	(3,241)
	USD	628,707	TWD	19,304,443	01/18/19	(3,752)
	ZAR	46,743,054	USD	3,329,193	03/20/19	(111,581)

TOTAL						$(1,449,346)

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Ultra Long U.S. Treasury Bonds	40	03/20/19	$6,426,250	$288,781
Ultra 10 Year U.S. Treasury Notes	68	03/20/19	8,845,313	267,360
2 Year U.S. Treasury Notes	45	03/29/19	9,554,062	65,954

Total				$622,095

Short position contracts:
Eurodollars	(20)	06/17/19	(4,865,750)	34,217
Eurodollars	(346)	12/16/19	(84,207,750)	(284,542)
Eurodollars	(37)	12/14/20	(9,021,525)	(71,949)
5 Year U.S. Treasury Notes	(21)	03/29/19	(2,408,438)	(6,194)
10 Year U.S. Treasury Notes	(21)	03/20/19	(2,562,328)	(6,316)
20 Year U.S. Treasury Bonds	(104)	03/20/19	(15,184,000)	(705,951)

Total				$(1,040,735)

TOTAL FUTURES CONTRACTS				$(418,640)

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2018, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)			Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)

Mexico IB TIIE 28D(a)	8.010%	Barclays Bank PLC	06/29/27	MXN	213,930	(e)	$(306,694)	$—	$(306,694)
Columbia IBR Overnight IB(b)	4.750	BoA Securities LLC	06/20/20	COP	9,050,100		12,859	15,265	(2,406)
3M TELBOR(b)	1.093(c)	BoA Securities LLC	03/20/22	ILS	14,480	(e)	1,386	—	1,386
Columbia IBR Overnight IB(b)	4.750	Citibank NA	06/20/20	COP	14,328,350		20,359	13,964	6,395
3.250(d)	6M CLICP	Citibank NA	09/20/20	CLP	659,300		(1,156)	4,722	(5,878)
6M Thai Reuters(d)	2.000	Citibank NA	12/19/20	THB	115,830		15,836	9,451	6,385
3M TELBOR(b)	0.925(c)	Citibank NA	03/20/21	ILS	20,880	(e)	9,022	(25)	9,046
	0.902	Citibank NA	03/20/21		24,940	(e)	5,817	—	5,817
6M Thai Reuters(d)	2.000	Citibank NA	06/20/23	THB	80,000		13,454	4,493	8,961
5.110(b)	3M COP	CS International (London)	04/15/19		20,678,330		(26,640)	—	(26,640)
6.055(b)	Colombia IBR Overnight IB	CS International (London)	05/02/24	COP	3,635,890		(37,769)	—	(37,769)
Columbia IBR Overnight IB(b)	4.750	Deutsche Bank AG (London)	06/20/20		3,920,825		5,571	6,969	(1,398)
5.190(b)	Colombia IBR Overnight IB	JPMorgan Securities, Inc.	04/22/19		10,159,090		(16,263)	—	(16,263)
3M TELBOR(b)	1.088(c)	JPMorgan Securities, Inc.	03/20/22	ILS	12,630	(e)	711	—	711
Colombia IBR Overnight IB(b)	4.750	MS & Co. Int. PLC	06/20/20	COP	2,707,300		3,847	351	3,496
Columbia IBR Overnight IB(b)	4.750	MS & Co. Int. PLC	06/20/20		3,921,800		5,572	6,849	(1,276)
6M Thai Reuters(d)	2.000	MS & Co. Int. PLC	12/19/20	THB	86,550		11,450	6,972	4,479
Mexico IB TIIE 28D(a)	5.630	MS & Co. Int. PLC	06/17/21	MXN	135,000		(471,017)	—	(471,017)
Colombia IBR Overnight IB(b)	6.055	MS & Co. Int. PLC	05/02/24	COP	3,635,890		37,769	(3,806)	41,575

TOTAL							$(715,886)	$65,205	$(781,090)

(a)	Payments made monthly.

(b)	Payments made quarterly.

(c)	Payments made annually.

(d)	Payments made semi-annually.

(e)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2018.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund (%)	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1M BID Avg	6.900%	01/02/19	BRL	4,800		$4,894	$8	$4,887
1M BID Avg(a)	7.250	01/02/20		123,850		242,214	88,730	153,483
7.330(b)	3M JIBAR	03/21/20	ZAR	10		(1)	(1)	—
6M WIBOR(c)	2.000(d)	09/19/20	PLN	51,505		54,746	(34,442)	89,187
3M LIBOR(b)	3.000	09/19/20	CNY	110,750		99,600	16,876	82,725
3M LIBOR(b)	3.000	12/19/20		41,980		35,965	6,889	29,076
1M BID Avg(a)	8.000	01/04/21	BRL	29,025		97,122	12,969	84,154
8.900(e)	Mexico IB TIIE 28D	03/17/21	MXN	348,500	(f)	(96,454)	95	(96,549)
3M KWCDC(b)	1.750	03/20/21	KRW	27,761,220		(22,442)	(30,917)	8,475
6M WIBOR(c)	2.000(d)	03/20/21	PLN	97,640	(f)	78,147	(51,328)	129,475
6M CLICP(c)	3.600	03/20/21	CLP	2,494,970		14,287	4,078	10,209
6M MIBOR(b)	5.000	03/20/21	COP	28,910,210		43,590	3,710	39,880
6M MIBOR(c)	6.750	03/20/21	INR	1,003,650		155,146	53,664	101,482
2.500(d)	6M PRIBOR(c)	03/20/21	CZK	482,030	(f)	(215,077)	(21,150)	(193,926)
6M BUBOR(c)	1.750(d)	06/19/21	HUF	552,370	(f)	20,136	(21,926)	42,062
3M JIBAR(b)	7.750	06/19/21	ZAR	56,620	(f)	21,892	21	21,871
10.300(a)	1M BID Avg	01/03/22	BRL	80		(1,347)	(156)	(1,191)
Mexico IB TIIE 28D(e)	5.500	03/09/22	MXN	53,690		(240,310)	(38,577)	(201,733)
Mexico IB TIIE 28D(e)	8.870	03/16/22		55,325	(f)	21,823	15	21,808
8.900(d)	1M BID Avg	01/02/23	BRL	13,150		(161,434)	(18,879)	(142,555)
6M BUBOR(d)	1.660(c)	12/28/23	HUF	246,150		(4,804)	9	(4,813)
Mexico IB TIIE 28D(e)	8.930	03/13/24	MXN	130,100	(f)	91,104	61	91,042
6M EURO(c)	0.500(d)	03/20/24	EUR	790	(f)	11,601	7,933	3,668
5.955(e)	Mexico IB TIIE 28D	11/20/24	MXN	54,290		352,117	16	352,101
5.660(e)	Mexico IB TIIE 28D	01/24/25		20,280		149,067	14	149,053
Mexico IB TIIE 28D(e)	9.000	03/11/26	MXN	139,265	(f)	117,635	75	117,559
7.500(e)	Mexico IB TIIE 28D	06/09/27		34,390		134,782	(40,595)	175,377
2.960(d)	6M WIBOR(c)	12/22/27	PLN	1,880		(32,961)	8	(32,969)
2.958(d)	6M WIBOR(c)	12/27/27		3,680		(64,112)	14	(64,126)
3M LIBOR(e)	3.000(c)	09/20/28		$8,210	(f)	54,261	(79,791)	134,051
2.250(b)	3M KWCDC	09/20/28	KRW	10,130,120		(146,786)	(3,096)	(143,690)
3.250(c)	3M LIBOR(b)	10/27/28		$5,020	(f)	(83,966)	(11,710)	(72,255)
Mexico IB TIIE 28D(e)	9.300	10/27/28	MXN	224,040	(f)	35,837	(221,510)	257,347
1.250(d)	6M EURO(c)	12/19/28	EUR	200		(10,155)	(6,048)	(4,107)
Mexico IB TIIE 28D(e)	9.200	03/07/29	MXN	63,925	(f)	75,256	2,226	73,030

TOTAL						$831,373	$(382,715)	$1,214,088

(a)	Payments made at termination date.

(b)	Payments made quarterly.

(c)	Payments made semi-annually.

(d)	Payments made annually.

(e)	Payments made monthly.

(f)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2018.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Credit Spread at December 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
People’s Republic of China, 4.250%, 10/28/19	(1.000)%	0.125%	Barclays Bank PLC	03/20/19	$3,170	$(7,100)	$(519)	$(6,581)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.119	BoA Securities LLC	06/20/19	1,160	(5,189)	(680)	(4,509)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.256	BoA Securities LLC	12/20/20	2,320	(34,180)	10,281	(44,461)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	BoA Securities LLC	06/20/21	70	(1,154)	405	(1,560)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.125	Citibank NA	03/20/19	22,180	(49,680)	(5,426)	(44,256)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.119	Citibank NA	06/20/19	44,310	(198,223)	(24,738)	(173,485)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.256	Citibank NA	12/20/20	3,400	(50,092)	17,550	(67,641)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	Citibank NA	06/20/21	3,810	(62,834)	19,740	(82,574)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.119	JPMorgan Securities, Inc.	06/20/19	1,630	(7,292)	(1,026)	(6,265)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	JPMorgan Securities, Inc.	06/20/21	250	(4,123)	1,261	(5,383)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.328	UBS AG (London)	06/20/21	280	(4,618)	609	(5,227)

TOTAL						$(424,485)	$17,457	$(441,942)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at December 31, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
CDX.EM Index 30(a)	(1.000)%	2.065%	12/20/23	$1,940	$90,437	$80,243	$10,194

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*

Titulos de Tesoreria	1.000%	BoA Securities LLC	02/15/19	$1,735,800	$7,504
Titulos do Tesoreria	1.000	BoA Securities LLC	02/15/19	8,765,700	21,783

TOTAL				$10,501,500	$29,287

(a)	Payments made annually.
*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their value.

Abbreviations:
BoA Securities LLC	— Bank of America Securities LLC
CS International (London)	— Credit Suisse International (London)
MS & Co. Int. PLC	— Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	— Mexico Interbank TIIE 28 Days

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 110.3%
Collateralized Mortgage Obligations – 6.0%
Interest Only(a) – 0.9%
FHLMC REMIC Series 3852, Class SW(b)(-1x1M LIBOR + 6.000%)
$500,358	3.694%	05/15/41	$ 70,524
FHLMC REMIC Series 4286, Class SN(b)(-1x1M LIBOR + 6.000%)
3,753,718	3.694	12/15/43	560,630
FHLMC REMIC Series 4314, Class SE(b)(-1x1M LIBOR + 6.050%)
357,905	3.744	03/15/44	55,216
FHLMC REMIC Series 4320, Class SD(b)(-1x1M LIBOR + 6.100%)
190,268	3.794	07/15/39	26,149
FHLMC REMIC Series 4456, Class IO
233,781	4.500	10/15/44	47,762
FHLMC REMIC Series 4583, Class ST(b)(-1x1M LIBOR + 6.000%)
1,550,517	3.694	05/15/46	247,714
FHLMC STRIPS Series 304, Class C45
288,656	3.000	12/15/27	23,224
FNMA REMIC Series 2007-36, Class SN(b)(-1x1M LIBOR + 6.770%)
452,082	4.455	04/25/37	75,131
FNMA REMIC Series 2008-17, Class SI(b)(-1x1M LIBOR + 6.300%)
579,976	3.985	03/25/38	84,235
FNMA REMIC Series 2011-124, Class SC(b)(-1x1M LIBOR + 6.550%)
348,397	4.235	12/25/41	57,509
FNMA REMIC Series 2012-88, Class SB(b)(-1x1M LIBOR + 6.670%)
425,703	4.355	07/25/42	70,414
FNMA REMIC Series 2013-121, Class SA(b)(-1x1M LIBOR + 6.100%)
386,029	3.785	12/25/43	53,076
GNMA REMIC Series 2010-101, Class S(b)(-1x1M LIBOR + 6.000%)
1,059,284	3.699	08/20/40	156,859
GNMA REMIC Series 2010-20, Class SE(b)(-1x1M LIBOR + 6.250%)
425,244	3.949	02/20/40	65,988
GNMA REMIC Series 2010-85, Class SN(b)(-1x1M LIBOR + 5.940%)
41,445	3.639	07/20/40	6,449
GNMA REMIC Series 2011-61, Class CS(b)(-1x1M LIBOR + 6.680%)
7,775	4.379	12/20/35	46
GNMA REMIC Series 2013-124, Class CS(b)(-1x1M LIBOR + 6.050%)
1,530,805	3.749	08/20/43	242,108
GNMA REMIC Series 2013-134, Class DS(b)(-1x1M LIBOR + 6.100%)
97,223	3.799	09/20/43	14,317
GNMA REMIC Series 2014-11, Class KI
246,703	4.500	12/20/42	30,804
GNMA REMIC Series 2014-117, Class SJ(b)(-1x1M LIBOR + 5.600%)
4,414,160	3.299	08/20/44	570,040
GNMA REMIC Series 2014-132, Class SL(b)(-1x1M LIBOR + 6.100%)
715,476	3.799	10/20/43	86,044
GNMA REMIC Series 2014-133, Class BS(b)(-1x1M LIBOR + 5.600%)
331,608	3.299	09/20/44	41,342
GNMA REMIC Series 2014-158, Class SA(b)(-1x1M LIBOR + 5.600%)
2,061,347	3.290	10/16/44	275,927
GNMA REMIC Series 2014-188, Class IB
18,985	4.000	12/20/44	2,813
GNMA REMIC Series 2015-110, Class MS(b)(-1x1M LIBOR + 5.710%)
1,385,756	3.409	08/20/45	166,889
GNMA REMIC Series 2015-111, Class IM
763,731	4.000	08/20/45	125,718
GNMA REMIC Series 2015-111, Class SM(b)(-1x1M LIBOR + 6.200%)
427,979	3.899	08/20/45	62,702
GNMA REMIC Series 2015-112, Class SB(b)(-1x1M LIBOR + 5.740%)
410,594	3.439	08/20/45	52,457
GNMA REMIC Series 2015-119, Class SN(b)(-1x1M LIBOR + 6.250%)
895,227	3.949	08/20/45	132,661

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(a) – (continued)
GNMA REMIC Series 2015-129, Class IC
$470,502	4.500%	09/16/45	$ 95,087
GNMA REMIC Series 2015-168, Class SD(b)(-1x1M LIBOR + 6.200%)
222,784	3.899	11/20/45	34,858
GNMA REMIC Series 2015-57, Class AS(b)(-1x1M LIBOR + 5.600%)
2,494,118	3.299	04/20/45	313,574
GNMA REMIC Series 2015-72, Class JI
104,712	3.500	05/20/45	16,062
GNMA REMIC Series 2015-83, Class PI
174,701	3.500	06/20/45	27,263
GNMA REMIC Series 2015-90, Class PI
139,334	3.500	04/20/45	21,017
GNMA REMIC Series 2016-1, Class ST(b)(-1x1M LIBOR + 6.200%)
434,134	3.899	01/20/46	62,722
GNMA REMIC Series 2016-138, Class DI
266,313	4.000	10/20/46	45,685
GNMA REMIC Series 2016-27, Class IA
956,657	4.000	06/20/45	139,470
GNMA REMIC Series 2016-4, Class SM(b)(-1x1M LIBOR + 5.650%)
619,322	3.349	01/20/46	81,141

			4,241,627

Regular Floater(b) – 2.9%
FHLMC REMIC Series 4103, Class BF(1M LIBOR + 0.350%)
672,593	2.657	12/15/38	672,593
FNMA REMIC Series 2010-118, Class YF(1M LIBOR + 0.500%)
4,401,693	2.815	10/25/40	4,424,985
FNMA REMIC Series 2011-63, Class FG(1M LIBOR + 0.450%)
111,297	2.765	07/25/41	111,680
FNMA REMIC Series 2017-96, Class FA(1M LIBOR + 0.400%)
2,520,063	2.715	12/25/57	2,522,339
GNMA REMIC Series 2017-182, Class FN(1M LIBOR + 0.300%)
5,165,904	2.610	12/16/47	5,160,661

			12,892,258

Sequential Fixed Rate – 1.8%
FHLMC REMIC Series 2042, Class N
49,904	6.500	03/15/28	54,088
FHLMC REMIC Series 3748, Class D
448,150	4.000	11/15/39	459,831
FNMA REMIC Series 2000-16, Class ZG
142,973	8.500	06/25/30	167,753
FNMA REMIC Series 2005-59, Class KZ
830,351	5.500	07/25/35	905,773
FNMA REMIC Series 2011-52, Class GB
496,458	5.000	06/25/41	533,385
FNMA REMIC Series 2011-99, Class DB
545,690	5.000	10/25/41	585,509
FNMA REMIC Series 2012-111, Class B
79,198	7.000	10/25/42	89,773
FNMA REMIC Series 2012-153, Class B
304,077	7.000	07/25/42	346,213
FNMA REMIC Series 2017-87, Class EA
5,078,663	3.000	04/25/44	5,006,660

			8,148,985

Sequential Floating Rate(b) – 0.4%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
82,390	4.313	04/25/35	81,129

GOLDMAN SACHS U.S. MORTAGAGES FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
Bear Stearns ALT-A Trust Series 2005-5, Class 21A1
$405,072	4.134%	07/25/35		$ 396,832
Countrywide Alternative Loan Trust Series 2005-38, Class A1(12M MTA + 1.500%)
89,572	3.553	09/25/35		87,722
HarborView Mortgage Loan Trust Series 2005-16, Class 2A1A(1M USD LIBOR + 0.480%)
118,302	2.783	01/19/36		100,369
Impac CMB Trust Series 2004-08, Class 1A(1M USD LIBOR + 0.720%)
36,084	3.035	10/25/34		34,130
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(6M USD LIBOR + 3.592%)
7,428	0.123	08/25/33		37
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(6M USD LIBOR + 3.176%)
932	0.320	07/25/33		15
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
345,163	4.369	10/25/34		341,260
New Residential Mortgage Loan Trust Series 2015-1A, Class A1(c)
282,681	3.750	05/28/52		283,799
Station Place Securitization Trust Series 2015-2, Class A(c)(1M USD LIBOR + 0.550%)
600,000	2.857	07/15/19		600,000

				1,925,293

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$ 27,208,163

Commercial Mortgage-Backed Securities – 1.4%
Sequential Fixed Rate – 0.8%
BBCMS Mortgage Trust Series 2018-C2, Class A4
$2,650,000	4.047%	12/15/51		2,716,636
BANK 2018-BNK15 Series 18-BN15, Class A4
900,000	4.407	11/15/61		948,768

				3,665,404

Sequential Floating Rate(b)(c) – 0.6%
Bancorp Commercial Mortgage Trust Series 2018-CRE4, Class A(1M LIBOR + 0.900%)
972,937	3.355	09/15/35		972,935
Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A(1M LIBOR + 0.830%)
1,800,000	3.285	06/15/35		1,768,726

				2,741,661

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$ 6,407,065

Federal Agencies – 102.9%
Adjustable Rate FHLMC(b) – 0.1%
(1 year CMT + 2.107%)
$9,904	3.928%	10/01/34	10,280	10,334
(1 year CMT + 2.221%)
19,857	4.517	09/01/33	20,863	20,684
(1 year CMT + 2.250%)
40,876	4.087	04/01/33	40,493	42,503
(1 year CMT + 2.250%)
14,941	3.518	11/01/34	15,569	15,554

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FHLMC(b) – (continued)
(1 year CMT + 2.250%)
$14,201	3.932%	02/01/35	14,913	$ 14,804
(1 year CMT + 2.250%)
50,249	4.150	06/01/35	52,783	52,341

				156,220

Adjustable Rate FNMA(b) – 0.1%
(1 year CMT + 2.195%)
25,552	3.939	02/01/35	26,603	26,729
(1 year CMT + 2.204%)
4,664	4.229	07/01/33	4,902	4,861
(1 year CMT + 2.253%)
110,013	4.347	06/01/33	113,872	114,406
(1 year CMT + 2.298%)
1,386	4.303	04/01/34	1,448	1,444
(1 year CMT + 2.530%)
82,099	4.780	08/01/34	83,048	86,802
(12M USD LIBOR + 1.623%)
36,873	3.530	03/01/35	38,321	38,648
(12M USD LIBOR + 1.629%)
46,756	4.287	12/01/33	46,335	48,704
(12M USD LIBOR + 1.670%)
21,481	4.567	11/01/34	22,382	22,462
(12M USD LIBOR + 1.810%)
20,764	4.050	04/01/35	21,704	21,824
(12M USD LIBOR + 1.971%)
33,264	4.094	05/01/35	34,757	35,032
(6M USD LIBOR + 1.414%)
5,880	3.949	06/01/33	6,009	6,066
(6M USD LIBOR + 1.824%)
843	4.324	12/01/33	872	891
(COF + 1.250%)
1,162	2.268	07/01/22	1,172	1,151
(COF + 1.250%)
9,039	2.268	07/01/27	9,118	8,964
(COF + 1.250%)
9,614	2.268	11/01/27	9,698	9,535
(COF + 1.250%)
5,000	2.268	01/01/31	5,043	4,950
(COF + 1.250%)
6,706	2.268	06/01/32	6,765	6,636
(COF + 1.250%)
6,825	2.268	08/01/32	6,885	6,692
(COF + 1.250%)
17,103	2.268	05/01/33	17,253	16,787
(COF + 1.250%)
94,985	2.265	08/01/33	98,282	93,274
(COF + 1.250%)
3,459	2.268	11/01/35	3,489	3,424
(COF + 1.250%)
23,168	2.268	12/01/37	23,371	22,967
(COF + 1.250%)
14,085	2.268	01/01/38	14,208	13,966
(COF + 1.250%)
8,046	2.268	11/01/40	8,117	7,966

				604,181

Adjustable Rate GNMA(b) – 0.2%
(1 year CMT + 1.500%)
11,237	3.625	06/20/23	11,303	11,342

GOLDMAN SACHS U.S MORTGAGES FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(b) – (continued)
(1 year CMT + 1.500%)
$6,138	3.750%	07/20/23	6,175	$ 6,196
(1 year CMT + 1.500%)
5,636	3.750	08/20/23	5,669	5,690
(1 year CMT + 1.500%)
14,001	3.750	09/20/23	14,085	14,139
(1 year CMT + 1.500%)
4,692	3.375	03/20/24	4,719	4,746
(1 year CMT + 1.500%)
40,962	3.625	04/20/24		41,538
(1 year CMT + 1.500%)
4,949	3.625	05/20/24	4,978	5,045
(1 year CMT + 1.500%)
40,729	3.625	06/20/24		41,205
(1 year CMT + 1.500%)
26,044	3.750	07/20/24		26,347
(1 year CMT +1.500%)
35,444	3.750	08/20/24		35,863
(1 year CMT + 1.500%)
10,693	3.750	09/20/24		10,821
(1 year CMT + 1.500%)
14,673	3.125	11/20/24	14,761	14,902
(1 year CMT + 1.500%)
14,982	3.125	12/20/24		15,218
(1 year CMT + 1.500%)
9,822	3.375	01/20/25	9,880	9,954
(1 year CMT + 1.500%)
5,513	3.375	02/20/25	5,546	5,588
(1 year CMT + 1.500%)
20,870	3.625	05/20/25	20,994	21,153
(1 year CMT + 1.500%)
16,764	3.750	07/20/25	16,863	16,993
(1 year CMT + 1.500%)
7,385	3.375	02/20/26	7,429	7,503
(1 year CMT + 1.500%)
417	3.750	07/20/26	420	424
(1 year CMT + 1.500%)
19,892	3.375	01/20/27		20,237
(1 year CMT + 1.500%)
7,956	3.375	02/20/27	8,003	8,093
(1 year CMT + 1.500%)
59,948	3.625	04/20/27		60,978
(1 year CMT + 1.500%)
5,479	3.625	05/20/27	5,511	5,572
(1 year CMT + 1.500%)
8,354	3.625	06/20/27	8,404	8,502
(1 year CMT + 1.500%)
3,012	3.125	11/20/27	3,030	3,077
(1 year CMT + 1.500%)
9,337	3.125	12/20/27	9,392	9,537
(1 year CMT + 1.500%)
21,332	3.375	01/20/28	21,458	21,729
(1 year CMT + 1.500%)
7,293	3.375	02/20/28	7,337	7,430
(1 year CMT + 1.500%)

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(b) – (continued)
$7,279	3.375%	03/20/28	7,323	$ 7,417
(1 year CMT + 1.500%)
33,764	3.750	07/20/29	33,965	34,437
(1 year CMT + 1.500%)
20,909	3.750	08/20/29	21,033	21,327
(1 year CMT + 1.500%)
4,011	3.750	09/20/29	4,035	4,092
(1 year CMT + 1.500%)
17,542	3.125	10/20/29		17,967
(1 year CMT + 1.500%)
23,119	3.125	11/20/29		23,681
(1 year CMT + 1.500%)
4,890	3.125	12/20/29		5,010
(1 year CMT + 1.500%)
7,118	3.375	01/20/30	7,160	7,269
(1 year CMT + 1.500%)
2,872	3.375	02/20/30	2,889	2,932
(1 year CMT + 1.500%)
19,939	3.375	03/20/30	20,057	20,383
(1 year CMT + 1.500%)
21,123	3.625	04/20/30		21,567
(1 year CMT + 1.500%)
55,559	3.625	05/20/30		56,734
(1 year CMT + 1.500%)
5,595	3.625	06/20/30	5,628	5,709
(1 year CMT + 1.500%)
53,616	3.750	07/20/30	53,934	54,748
(1 year CMT + 1.500%)
8,792	3.750	09/20/30	8,845	8,987
(1 year CMT + 1.500%)
14,493	3.125	10/20/30	14,579	14,838

				746,920

FHLMC – 13.1%
2	5.000	01/01/19		2
9	5.000	02/01/19		9
8,552	5.500	04/01/20		8,598
118,294	4.500	08/01/23		122,476
9,800	4.500	07/01/33		10,197
287,927	4.500	08/01/33		299,450
593,362	4.500	09/01/33		616,935
56,357	4.500	10/01/33		58,578
75,293	5.000	10/01/33		80,241
3,653	5.000	07/01/35		3,894
2,389	4.500	08/01/35		2,484
11,114	4.500	09/01/35		11,554
4,890	4.500	10/01/35		5,073
84,798	5.000	12/01/35		90,133
2,064	5.000	02/01/37		2,194
33,964	4.500	01/01/38		35,318
1,395	4.500	06/01/38		1,445
55,370	4.500	09/01/38		57,910
208	4.500	01/01/39		215
32,124	4.500	02/01/39		33,546
12,100	4.500	03/01/39		12,667

GOLDMAN SACHS U.S MORTGAGES FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$2,859	4.500%	04/01/39	$ 2,993
95,484	4.500	05/01/39	99,955
226,690	5.000	05/01/39	240,298
266,418	4.500	06/01/39	278,894
3,477	4.500	07/01/39	3,640
443,824	5.000	07/01/39	470,969
6,370	4.500	08/01/39	6,668
13,326	4.500	09/01/39	13,950
3,480	4.500	10/01/39	3,643
2,303	4.500	11/01/39	2,410
9,274	4.500	12/01/39	9,708
9,415	4.500	01/01/40	9,855
6,940	4.500	04/01/40	7,261
10,336	4.500	05/01/40	10,815
22,552	4.000	06/01/40	23,220
14,094	4.500	06/01/40	14,746
11,380	4.500	07/01/40	11,907
2,048	4.500	08/01/40	2,143
19,870	5.000	08/01/40	21,072
25,563	5.000	10/01/40	27,103
206,662	4.000	02/01/41	212,642
59,731	4.500	02/01/41	62,467
10,328	4.500	03/01/41	10,801
25,938	4.500	04/01/41	27,123
23,301	4.500	05/01/41	24,366
46,775	4.500	06/01/41	48,914
3,037	5.000	06/01/41	3,218
116,859	4.500	08/01/41	122,201
120,691	4.500	09/01/41	126,275
82,055	4.000	10/01/41	84,488
14,265	4.000	11/01/41	14,662
7,495	4.500	12/01/41	7,838
794,941	4.000	03/01/42	817,406
89,060	4.500	03/01/42	93,132
49,223	3.000	05/01/42	48,351
449,958	3.500	06/01/42	452,835
1,023,926	4.500	06/01/42	1,071,533
130,436	3.000	08/01/42	128,118
156,284	3.500	08/01/42	157,097
51,749	3.000	10/01/42	50,827
336,210	3.500	10/01/42	337,959
707,335	3.000	11/01/42	694,740
230,045	3.500	11/01/42	231,242
1,219,096	3.000	12/01/42	1,197,390
2,158,631	3.000	01/01/43	2,120,193
200,398	3.000	02/01/43	196,829
2,937,325	3.500	08/01/43	2,956,979
1,265,894	4.000	08/01/43	1,302,637
765,730	4.000	01/01/44	787,726
795,902	3.500	02/01/44	800,044
611,293	3.500	06/01/44	616,193
15,709	4.000	11/01/44	16,170
84,123	3.500	02/01/45	84,560
139,687	3.500	03/01/45	140,370
784,338	3.500	06/01/45	787,439
24,059	3.500	08/01/45	24,123
33,532	3.500	09/01/45	33,621
625,596	3.500	10/01/45	627,874
66,190	3.500	11/01/45	66,365
5,086,558	3.500	03/01/46	5,104,286
774,315	3.500	05/01/46	776,266
997,760	3.500	06/01/46	999,617

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$355,889	3.500%	07/01/46	$ 356,551
530,107	3.500	08/01/46	532,038
61,999	3.500	10/01/46	62,114
72,045	3.500	12/01/46	72,179
15,253,930	3.000	05/01/47	14,906,041
967,560	4.500	07/01/47	1,009,977
550,792	3.500	12/01/47	552,281
4,354,076	3.000	01/01/48	4,245,937
4,908,643	4.500	08/01/48	5,140,705
3,000,000	4.000	10/01/48	3,059,535
3,000,000	4.000	01/01/49	3,058,075

			59,176,519

FNMA – 52.7%
12	5.500	02/01/19	12
64	5.500	04/01/19	64
2	5.500	05/01/19	2
502	5.500	07/01/19	503
2,490	5.500	08/01/19	2,501
1,327	5.500	09/01/19	1,336
2,596	5.500	10/01/19	2,611
939	5.500	11/01/19	946
859	5.500	12/01/19	864
2,884	5.500	02/01/20	2,896
24	4.500	03/01/20	25
1,968	5.500	01/01/21	1,997
5,084	7.000	09/01/21	5,177
23,706	7.000	06/01/22	24,445
10,347	7.000	07/01/22	10,627
870	4.500	04/01/23	888
3,721	7.000	08/01/31	4,011
268,867	4.500	07/01/36	281,231
29,666	4.500	12/01/36	30,994
1	5.500	05/01/38	1
261,285	4.500	02/01/39	273,625
5,458	4.500	03/01/39	5,723
7,760	4.500	05/01/39	8,140
5,778	4.500	07/01/39	6,060
5,087	4.000	08/01/39	5,239
12,523	4.500	09/01/39	13,114
18,534	4.500	10/01/39	19,409
42,553	4.500	02/01/40	44,636
7,096	4.500	03/01/40	7,431
101,415	4.500	04/01/40	106,143
36,409	4.500	06/01/40	38,192
7,084	4.500	09/01/40	7,429
7,144	4.500	12/01/40	7,477
107,537	4.500	01/01/41	112,550
29,320	4.500	04/01/41	30,669
54,620	4.500	06/01/41	57,136
40,357	4.500	07/01/41	42,213
179,233	4.500	08/01/41	187,486
193,172	4.500	09/01/41	202,081
168,267	3.500	10/01/41	169,655
163,985	4.500	10/01/41	171,526
47,150	3.500	11/01/41	47,539
132,010	4.500	11/01/41	138,080
79,400	4.500	12/01/41	83,058
159,827	3.500	01/01/42	161,145
77,747	4.500	01/01/42	81,301
16,342	3.500	02/01/42	16,470

GOLDMAN SACHS U.S. MORTGAGESFUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$733,219	4.000%	03/01/42	$ 754,184
19,004	4.500	03/01/42	19,854
130,551	4.000	04/01/42	134,284
26,075	4.500	04/01/42	27,217
14,129	3.500	05/01/42	14,236
58,763	3.500	06/01/42	59,230
144,612	3.500	07/01/42	145,534
149,239	3.500	08/01/42	150,190
102,548	3.000	09/01/42	100,750
179,803	3.500	09/01/42	181,006
266,274	3.500	10/01/42	268,287
27,686	3.500	11/01/42	27,862
607,914	4.500	11/01/42	636,725
597,666	3.000	12/01/42	587,186
121,167	3.500	12/01/42	122,129
128,500	3.000	01/01/43	126,247
14,171	3.500	01/01/43	14,262
50,958	3.000	02/01/43	50,065
679,161	3.500	02/01/43	683,958
1,222,267	3.000	03/01/43	1,201,220
1,552,103	3.500	03/01/43	1,563,414
1,352,307	3.000	04/01/43	1,329,021
1,770,319	3.500	04/01/43	1,782,708
577,223	2.500	05/01/43	549,709
1,650,570	3.000	05/01/43	1,622,146
306,246	3.500	05/01/43	308,368
55,420	3.000	06/01/43	54,466
1,027,680	3.500	06/01/43	1,034,873
502,201	3.000	07/01/43	493,553
8,657,120	3.500	07/01/43	8,716,890
1,991,251	3.500	08/01/43	2,005,153
57,224	3.500	09/01/43	57,589
837,094	3.500	01/01/44	842,291
60,959	3.500	08/01/44	61,244
118,383	3.500	09/01/44	119,126
158,130	3.500	10/01/44	159,138
25,150	3.500	12/01/44	25,271
62,655	5.000	12/01/44	65,784
41,167	3.500	01/01/45	41,391
616,516	4.000	02/01/45	631,545
181,593	3.500	03/01/45	182,508
502,832	4.000	03/01/45	514,696
118,789	3.500	04/01/45	119,140
243,136	4.000	04/01/45	248,873
2,450,258	4.500	04/01/45	2,570,213
1,084,311	3.500	05/01/45	1,090,546
272,420	4.500	05/01/45	285,842
3,228,580	4.500	06/01/45	3,361,919
168,788	3.500	07/01/45	169,286
28,345	3.500	11/01/45	28,428
758,627	4.000	11/01/45	775,422
525,346	3.500	01/01/46	526,897
913,898	3.500	03/01/46	918,992
479,096	4.000	03/01/46	489,541
130,551	3.500	04/01/46	131,302
909,578	3.500	05/01/46	912,250
331,923	4.000	06/01/46	339,061
866,291	4.500	06/01/46	899,090
797,343	3.000	07/01/46	778,011
896,967	4.000	07/01/46	916,256
464,368	3.000	08/01/46	453,110
989,630	4.000	08/01/46	1,010,912

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,525,068	3.000%	09/01/46		$ 1,488,093
555,994	3.000	10/01/46		542,525
536,118	4.000	10/01/46		547,647
3,544,975	3.000	11/01/46		3,460,035
8,478,254	3.000	12/01/46		8,272,695
3,455,331	3.000	01/01/47		3,371,554
7,165,909	3.000	02/01/47		6,992,168
2,267,392	4.500	02/01/47		2,359,404
855,899	3.000	03/01/47		835,148
2,279,093	3.000	04/01/47		2,223,884
510,390	4.000	06/01/47		522,912
4,833,711	3.000	07/01/47		4,715,995
2,339,642	4.500	07/01/47		2,439,414
40,997	3.000	08/01/47		40,003
3,350,835	4.500	11/01/47		3,492,887
1,163,534	4.000	12/01/47		1,193,170
8,739,414	4.500	12/01/47		9,056,651
2,952,521	4.000	01/01/48		3,027,262
7,285,938	4.000	02/01/48		7,466,667
5,377,879	4.000	03/01/48		5,509,886
1,916,324	4.000	05/01/48		1,963,038
976,934	4.500	05/01/48		1,023,539
3,878,106	4.000	06/01/48		3,977,489
516,075	4.500	06/01/48		542,307
3,849,642	3.000	07/01/48		3,756,306
14,649,785	4.000	07/01/48		15,018,165
1,444,985	4.500	08/01/48		1,518,742
988,946	4.500	09/01/48		1,036,433
5,845,159	4.500	06/01/51		6,117,725
4,493,035	4.000	08/01/51		4,593,435
930,460	3.500	11/01/51		932,287
5,222,317	4.000	05/01/56		5,355,802
1,592,479	3.500	06/01/56		1,587,651
5,703,214	4.000	07/01/56		5,830,553
6,506,466	3.500	08/01/56		6,486,949
5,085,846	3.500	10/01/56		5,072,792
2,910,090	3.500	01/01/57		2,918,686
4,245,617	4.000	02/01/57		4,332,894
51,000,000	4.500	TBA-30yr	(d)	52,795,496

				238,323,348

GNMA – 36.7%
7,162	5.500	07/15/20		7,224
5,306	6.000	04/15/26		5,695
195	6.500	01/15/32		210
1,029	6.500	02/15/32		1,108
389,724	5.500	04/15/33		428,468
5,335	5.000	11/15/33		5,621
1,002	6.500	08/15/34		1,114
1,321	6.500	02/15/36		1,497
2,994	6.500	03/15/36		3,396
3,268	6.500	04/15/36		3,625
12,307	6.500	05/15/36		13,947
6,512	6.500	06/15/36		7,387
40,477	6.500	07/15/36		45,396
37,707	6.500	08/15/36		42,371
70,388	6.500	09/15/36		79,405
30,544	6.500	10/15/36		34,506
42,898	6.500	11/15/36		48,232
20,983	6.500	12/15/36		23,751

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$10,476	6.500%	01/15/37		$ 11,905
1,743	6.500	03/15/37		1,978
5,515	6.500	04/15/37		6,274
2,805	6.500	05/15/37		3,126
2,715	6.500	08/15/37		3,081
11,613	6.500	09/15/37		13,117
12,410	6.500	10/15/37		14,450
6,266	6.500	11/15/37		6,990
3,231	6.500	05/15/38		3,688
2,239	6.500	11/15/38		2,555
2,903	6.500	02/15/39		3,291
99,070	4.500	12/20/39		103,788
390,475	5.000	01/20/40		413,739
26,488	4.500	02/20/40		27,749
437,522	4.500	05/15/40		457,781
73,932	4.500	05/20/40		77,586
324,034	5.000	07/15/40		344,775
170,417	3.500	09/15/42		172,666
9,497,209	4.000	10/20/43		9,788,487
398,314	3.500	02/15/45		401,450
101,428	4.000	05/20/45		104,349
80,020	4.000	07/20/45		82,274
3,762,689	4.000	08/20/45		3,868,684
2,177,088	4.500	08/20/45		2,265,111
152,429	4.000	10/20/45		156,722
562,848	4.500	10/20/45		585,605
459,746	4.000	01/20/46		472,697
1,725,327	4.500	03/20/46		1,798,858
81,553	4.500	06/20/46		84,901
33,141	4.500	07/20/46		34,502
30,478	4.500	08/20/46		31,777
164,399	4.500	03/20/47		170,892
3,536,598	4.500	04/20/47		3,666,325
3,521,357	4.500	05/20/47		3,659,328
21,426,867	4.500	10/20/48		22,186,048
4,981,184	5.000	10/20/48		5,193,898
16,966,614	4.500	11/20/48		17,567,763
9,983,757	5.000	11/20/48		10,410,099
16,000,000	4.500	12/20/48		16,566,901
3,000,000	5.000	12/20/48		3,128,111
19,000,000	3.500	TBA-30yr	(d)	19,130,163
10,000,000	5.000	TBA-30yr	(d)	10,401,730
26,000,000	4.500	TBA-30yr	(d)	26,890,747
5,000,000	3.000	TBA-30yr	(d)	4,924,403

				165,993,317

TOTAL FEDERAL AGENCIES				$ 465,000,505

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $499,906,377)				$ 498,615,733

Asset-Backed Securities – 13.8%
Collateralized Loan Obligations(b)(c) – 4.1%
Arbor Realty Commercial Real Estate Notes Ltd. Series 2018-FL1, Class A(1M USD LIBOR + 1.150%)
$1,300,000	3.457%	06/15/28		$ 1,279,019

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(b)(c) – (continued)
Battalion CLO Ltd. Series 2018-12A, Class A1(3M USD LIBOR + 1.070%)
$800,000	3.391%	05/17/31	$ 782,102
Cedar Funding V CLO Ltd. Series 2016-5A, Class A1R(3M USD LIBOR + 1.100%)
4,510,000	3.436	07/17/31	4,403,826
Cutwater Ltd. Series 2014-1A, Class A1AR(3M USD LIBOR + 1.250%)
1,168,325	3.589	07/15/26	1,167,245
Madison Park Funding XII Ltd. Series 2014-12A, Class AR(3M USD LIBOR + 1.260%)
1,323,036	3.608	07/20/26	1,321,672
Magnetite XVI Ltd. Series 2015-16A, Class AR(3M USD LIBOR + 0.800%)
1,500,000	3.133	01/18/28	1,475,550
OCP CLO Ltd. Series 2014-5A, Class A1R(3M USD LIBOR + 1.080%)
1,600,000	3.415	04/26/31	1,561,930
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A(1M USD LIBOR + 0.850%)
749,990	3.165	06/25/35	744,907
Sound Point CLO XVIII Ltd. Series 2017-4A, Class A2A(3M USD LIBOR + 1.400%)
850,000	3.748	01/21/31	818,016
Sound Point CLO XVIII Ltd. Series 2017-4A, Class B(3M USD LIBOR + 1.800%)
550,000	4.148	01/21/31	510,158
Thacher Park CLO Ltd. Series 2014-1A, Class AR(3M USD LIBOR + 1.160%)
2,450,000	3.508	10/20/26	2,442,368
York CLO 1 Ltd. Series 2014-1A, Class ARR(3M USD LIBOR + 1.120%)
2,100,000	3.285	10/22/29	2,075,621

			18,582,414

Credit Card – 0.4%
Citibank Credit Card Issuance Trust Series 2018-A7, Class A7
1,750,000	3.960	10/13/30	1,826,094

Home Equity(b) – 0.0%
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A(1M USD LIBOR + 0.280%)
40,166	2.587	02/15/34	38,070

Student Loan(b) – 9.3%
Academic Loan Funding Trust Series 2013-1, Class A(c)(1M USD LIBOR + 0.800%)
3,878,238	3.115	12/26/44	3,865,032
Brazos Education Loan Authority, Inc. Series 2012-1, Class A1(1M USD LIBOR + 0.700%)
369,153	3.015	12/26/35	368,502
ECMC Group Student Loan Trust Series 2017-1A, Class A(c)(1M USD LIBOR + 1.200%)
3,061,697	3.515	12/27/66	3,096,407
ECMC Group Student Loan Trust Series 2018-1A, Class A(c)(1M USD LIBOR + 0.750%)
4,383,061	3.065	02/27/68	4,377,093
ECMC Group Student Loan Trust Series 2018-2A, Class A(c)(1M USD LIBOR + 0.800%)
2,318,587	3.115	09/25/68	2,311,953
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c)(1M USD LIBOR + 0.800%)
481,073	3.115	06/25/26	481,236

GOLDMAN SACHS SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loan(b) – (continued)
Goal Capital Funding Trust Series 2010-1, Class A(c)(3M USD LIBOR + 0.700%)
$1,554,804	3.011%	08/25/48	$ 1,555,354
Higher Education Funding I Series 2014-1, Class A(c)(3M USD LIBOR + 1.050%)
1,454,598	3.361	05/25/34	1,466,764
Illinois Student Assistance Commission Series 2010-1, Class A3(3M USD LIBOR + 0.900%)
993,318	3.235	07/25/45	1,001,364
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
950,000	3.351	07/20/43	967,513
Navient Student Loan Trust Series 2016-5A, Class A(c)(1M USD LIBOR + 1.250%)
2,944,114	3.565	06/25/65	2,966,154
Nelnet Student Loan Trust Series 2006-1, Class A6(c)(3M USD LIBOR + 0.450%)
1,700,000	2.760	08/23/36	1,658,061
Nelnet Student Loan Trust Series 2006-2, Class A7(c)(3M Euribor + 0.580%)
2,450,000	2.915	01/26/37	2,416,382
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
564,363	3.235	07/25/41	563,177
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A3 (3M USD LIBOR + 0.950%)
700,000	3.287	10/01/37	706,776
Panhandle-Plains Higher Education Authority, Inc. Series 2011-2, Class A3 (3M USD LIBOR + 0.850%)
1,100,000	3.187	07/01/32	1,103,370
PHEAA Student Loan Trust Series 2011-1A, Class A1(c)(3M USD LIBOR + 1.100%)
1,988,649	3.473	06/25/38	2,022,925
PHEAA Student Loan Trust Series 2014-3A, Class A(c)(1M USD LIBOR + 0.590%)
4,419,894	2.905	08/25/40	4,407,670
PHEAA Student Loan Trust Series 2016-1A, Class A(c)(1M USD LIBOR + 1.150%)
1,057,126	3.465	09/25/65	1,069,623
PHEAA Student Loan Trust Series 2016-2A, Class A(c)(1M USD LIBOR + 0.950%)
1,183,278	3.265	11/25/65	1,189,177
South Carolina Student Loan Corp. Series 2010-1, Class A3(3M USD LIBOR + 1.050%)
1,850,000	3.385	10/27/36	1,884,788
Utah State Board of Regents Series 2016-1, Class A(1M USD LIBOR + 0.750%)
2,253,564	3.065	09/25/56	2,252,185

			41,731,506

TOTAL ASSET-BACKED SECURITIES (Cost $62,159,334)			$ 62,178,084

Municipal Debt Obligation(b)(e) – 0.2%
New Hampshire – 0.2%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3(3M USD LIBOR + 0.000%)
$1,150,000	3.340%	10/25/37	$ 1,150,732
(Cost $1,140,331)

TOTAL INVESTMENTS — 124.3% (Cost $563,206,042)			$ 561,944,549

LIABILITIES IN EXCESS OF OTHER ASSETS — (24.3)%			(109,991,128)

NET ASSETS — 100.0%			$ 451,953,421

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $55,091,705, which represents approximately 12.2% of the Fund’s net assets as of December 31, 2018. The liquidity determination is unaudited.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $114,142,539 which represents approximately 25.3% of the Fund’s net assets as of December 31, 2018.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

Currency Abbreviations:
USD	— U.S. Dollar

Investment Abbreviations:
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Indexes
COF	— Cost of Funds
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
MTA	— Monthly Treasury Average
PI	— Private Investment
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal of Securities

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At December 31, 2018, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FHLMC	3.000%	TBA - 30yr	01/14/19	$(4,000,000)	$(3,901,587)
FHLMC	4.000	TBA - 30yr	01/14/19	(6,000,000)	(6,114,856)
FNMA	3.000	TBA - 30yr	01/14/19	(19,000,000)	(18,538,475)
FNMA	3.500	TBA - 30yr	01/14/19	(10,000,000)	(9,996,175)
FNMA	4.000	TBA - 30yr	01/14/19	(20,000,000)	(20,386,760)
GNMA	4.000	TBA - 30yr	01/23/19	(14,000,000)	(14,336,410)

TOTAL (Proceeds Receivable: $72,422,695)					$(73,274,263)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Ultra 10 Year U.S. Treasury Notes	62	03/20/19	$8,064,844	$247,668
2 Year U.S. Treasury Notes	40	03/29/19	8,492,500	49,399
5 Year U.S. Treasury Notes	114	03/29/19	13,074,375	163,124
10 Year U.S. Treasury Notes	118	03/20/19	14,397,843	110,645
20 Year U.S. Treasury Bonds	102	03/20/19	14,892,000	481,405

Total				$1,052,241

Short position contracts:
Eurodollars	(19)	06/17/19	(4,622,462)	32,506
Eurodollars	(360)	12/16/19	(87,615,000)	(253,676)
Eurodollars	(36)	12/14/20	(8,777,700)	(47,729)
Ultra Long U.S. Treasury Bonds	(7)	03/20/19	(1,124,594)	(4,558)

Total				$(273,457)

TOTAL FUTURES CONTRACTS				$778,784

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2018, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
2Y IRS	Citibank NA	$2.25	04/14/2020	$9,100,000	$9,100,000	$45,398	$26,000	$19,398
2Y IRS	Citibank NA	2.35	05/05/2020	10,900,000	10,900,000	64,479	26,651	37,828
2Y IRS	JPMorgan Securities, Inc.	2.27	08/06/2020	11,800,000	11,800,000	71,861	32,450	39,411

				31,800,000	$31,800,000	$181,738	$85,101	$96,637

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Puts
1Y IRS	JPMorgan Securities, Inc.	$2.75	03/06/2019	3,600,000	$3,600,000	$41,300	$60,000	$(18,700)

Total Purchased option contracts				35,400,000	$—	$223,038	$145,101	$77,937

Written option contracts
Calls
2Y IRS	Citibank NA	2.32	04/14/2020	(2,000,000)	(2,000,000)	(26,861)	(26,000)	(861)
2Y IRS	JPMorgan Securities, Inc.	2.38	08/06/2020	(2,600,000)	(2,600,000)	(45,024)	(32,500)	(12,524)
2Y IRS	Citibank NA	2.38	05/05/2020	(2,400,000)	(2,400,000)	(36,988)	(26,700)	(10,288)

				(7,000,000)	$(7,000,000)	$(108,873)	$(85,200)	$(23,673)

Puts
1Y IRS	JPMorgan Securities, Inc.	2.79	03/06/2019	(1,600,000)	(1,600,000)	(28,218)	(60,000)	31,782

Total Written option contracts				(8,600,000)	$(8,600,000)	$(137,091)	$(145,200)	$8,109

TOTAL				26,800,000	$26,800,000	$85,947	$(99)	$86,046

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value

iii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions

v. Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss. Structured notes that are exchange traded are generally classified as Level 1 of the fair value hierarchy.

vi. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

vii. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transactions.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value, and are generally classified as Level 2 of the fair value hierarchy.

i. Reverse Repurchase Agreements –Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

When a Fund enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that the Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to a Fund.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2018:

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Sovereign Debt Obligations	$—	$1,119,416,198	$—
Corporate Obligations	—	513,749,829	—
Municipal Debt Obligations	—	11,628,494	—

Total	$—	$1,644,794,521	$—

Derivative Type

Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$4,070,220	$—
Futures Contracts	12,987,581	—	—
Interest Rate Swap Contracts	—	2,293,908	—
Credit Default Swap Contracts	—	553,110	—

Total	$12,987,581	$6,917,238	$—

Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(5,258,534)	$—
Futures Contracts	(4,096,257)	—	—
Interest Rate Swap Contracts	—	(4,450,363)	—
Credit Default Swap Contracts	—	(6,374,564)	—

Total	$(4,096,257)	$(16,083,461)	$—
HIGH YIELD

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Bank Loans	$—	$46,562,754	$—
Corporate Obligations	—	1,846,441,954	—
Common Stock and/or Other Equity Investments(b)
North America	856,177	23,940,917	—
Investment Company	16,051,047	—	—
Exchange Traded Funds	12,133,022	—	—

Total	$29,040,246	$1,916,945,625	$—

Liabilities
Reverse Repurchase Agreements	$—	$(16,564,750)	$—

Total	$—	$(16,564,750)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Derivative Type

Assets(a)
Futures Contracts	$2,370,399	$—	$—
Total Return Swap Contracts	—	440,605	—

Total	$2,370,399	$440,605	$—

Liabilities(a)
Futures Contracts	$(4,173,207)	$—	$—
Credit Default Swap Contracts	—	(2,975,778)	—

Total	$(4,173,207)	$(2,975,778)	$—

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Bank Loans	$—	$2,273,835,739	$159,321,997
Corporate Obligations	—	32,977,781	—
Unfunded Loan Committment	—	1,575,184	—
Common Stock and/or Other Equity Investments(b)
North America	—	5,499,918	—
Exchange Traded Funds	17,499,216	—	—
Investment Company	121,108,578	—	—

Total	$138,607,794	$2,313,888,622	$159,321,997

Derivative Type

Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$124,930	$—

Liabilities(a)
Futures Contracts	$(3,060,861)	$—	$—
Interest Rate Swap Contracts	—	(536,891)	—
Credit Default Swap Contracts	—	(651,961)	—

Total	$(3,060,861)	$(1,188,852)	$—

The following is a reconciliation of Level 3 investments for the period ended December 31, 2018:

Bank Loans
Beginning Balance as of April 1, 2018	$25,129,120
Realized gain (loss)	(1,110,717)
Net change in unrealized gain (loss) relating to instruments still held at reporting date	(8,361,063)
Purchases	153,451,732
Sales	(44,102,079)
Amortization	216,465
Transfers out of Level 3	34,098,539
Ending Balance as of December 31, 2018	$159,321,997

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$329,026,529	$—
Foreign Debt Obligations	—	17,023,247	—
Municipal Debt Obligations	—	12,036,378	—

Total	$—	$358,086,154	$—

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$5,096	$—
Futures Contracts(a)	1,027,642	—	—
Credit Default Swap Contracts(a)	—	14,828	—

Total	$1,027,642	$19,924	$—

Liabilities
Futures Contracts	$(1,386,147)	$—	$—
Credit Default Swap Contracts	—	(283,816)	—

Total	$(1,386,147)	$(283,816)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Sovereign Debt Obligations	$—	$153,228,038	$—
Corporate Obligations	—	4,531,478	—
Structured Notes	—	20,642,289	—
Municipal Debt Obligations	—	876,819	—
U.S. Treasury Obligations	553,827	—	—
Investment Company	17,269,593	—	—

Total	$17,823,420	$179,278,624	$—

Derivative Type

Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$2,794,500	$—
Futures Contracts	656,312	—	—
Interest Rate Swap Contracts	—	2,260,253	—
Credit Default Swap Contracts	—	10,194	—
Total Return Swap Contracts	—	29,287	—

Total	$656,312	$5,094,141	$—

Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(1,449,346)	$—
Futures Contracts	(1,074,952)	—	—
Interest Rate Swap Contracts	—	(1,827,255)	—
Credit Default Swap Contracts	—	(441,942)	—

Total	$(1,074,952)	$(3,718,543)	$—

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$498,615,733	$—
Asset-Backed Securities	—	62,178,084	—
Municipal Debt Obligation	—	1,150,732	—

Total	$—	$561,944,549	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(73,274,263)	$—

Total	$—	$(73,274,263)	$—

Derivative Type

Assets(a)
Futures Contracts	$1,084,747	$—	$—
Options Purchased	—	223,038	—

Total	$1,084,747	$223,038	$—

Liabilities(a)
Futures Contracts	$(305,963)	$—	$—
Written option contracts	—	(137,091)	—

Total	$(305,963)	$(137,091)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets being hedged, if any.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

December 31, 2018 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk— Both the Emerging Markets Debt Fund and Local Emerging Markets Debt Fund are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Item 2.	Controls and Procedures.

(a) The Registrant’s President/Chief Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Separate certifications for the President/Chief Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Trust

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date February 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date February 27, 2019

By (Signature and Title)*	/s/ Scott McHugh
Scott McHugh Principal Financial Officer

Date February 27, 2019

*	Print the name and title of each signing officer under his or her signature.